As filed with the Securities and Exchange Commission on

September 27, 2012

Securities Act File No.  033-00488

Investment Company Act File No.  811-04416

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-effective Amendment No. 95	☒

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 96	☒

PNC FUNDS

(Exact Name of Registrant as Specified in Charter)

One East Pratt Street, 5th Floor

Baltimore, Maryland 21202

(Address of Principal Executive Offices)

1-800-622-3863

(Registrant’s Telephone Number)

John M. Loder, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

(617) 951-7405

(Name and Address of Agent for Service)

Copies of Communications to:

Daniel O. Hirsch, Esq.

PNC Legal Department

1600 Market Street, 28th Floor

Philadelphia, Pennsylvania 19103

(215) 585-5082

It is proposed that this filing will become effective (check applicable box):

☐ immediately upon filing pursuant to paragraph (b)

☒ on (September 28, 2012) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PNC FUNDS PROSPECTUS

CLASS A AND CLASS C SHARES

SEPTEMBER 28, 2012

EQUITY FUNDS
Balanced Allocation Fund	Class A PBAAX	Class C PBCCX

International Equity Fund	Class A PMIEX	Class C PIUCX

Large Cap Core Equity Fund	Class A PLEAX	Class C PLECX

Large Cap Growth Fund	Class A PEWAX	Class C PEWCX

Large Cap Value Fund	Class A PLVAX	Class C PALVX

Mid Cap Value Fund	Class A PMCAX	Class C PMFCX

Multi-Factor Small Cap Core Fund	Class A PLOAX

Multi-Factor Small Cap Growth Fund	Class A PLWAX	Class C PLWCX

Multi-Factor Small Cap Value Fund	Class A PMRRX	Class C PSVCX

S&P 500 Index Fund	Class A PIIAX	Class C PPICX

Small Cap Fund	Class A PPCAX	Class C PPCCX

If you have any questions about any part of the prospectus or wish to obtain additional information about PNC Funds, please visit pncfunds.com or call 1-800-622-FUND (3863).

Not FDIC Insured — May Lose Value — No Bank Guarantee

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

Investment Adviser

PNC CAPITAL ADVISORS, LLC

EQUITY FUNDS

PNC BALANCED ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation and current income.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 56 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.04%[2]	0.75%
Other Expenses	0.62%	0.62%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.37%	0.37%
Acquired Fund Fees and Expenses[3]	0.04%	0.04%
Total Annual Fund Operating Expenses	1.45%	2.16%
Fee Waiver and Expense Reimbursement[4]	0.12%	0.12%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[4]	1.33%	2.04%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 1.00% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. A contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

3  "Acquired Fund" means any investment company in which the Fund invests or has invested during the period. The "Total Annual Fund Operating Expenses" will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include "Acquired Fund Fees and Expenses."

4  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 1.29% and 2.00% for Class A and Class C Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013, at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement and the contractual limitation on Distribution (12b-1) Fees for Class A Shares are reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$604	$913	$1243	$2176
Class C Shares	$307	$665	$1148	$2484

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$207	$665	$1148	$2484

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of common stocks, fixed income securities and cash equivalents with varying asset allocations depending on PNC Capital Advisors, LLC's (the "Adviser") assessment of market conditions.

1

EQUITY FUNDS

PNC BALANCED ALLOCATION FUND

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities, asset-backed securities and high-yield bonds ("junk bonds"), and up to 30% of its net assets in cash, cash equivalent, or other types of short-term money market instruments. Under normal circumstances, at least 25% of the Fund's net assets will be invested in fixed income senior securities. The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States), and may include investing in emerging market securities. The Fund may invest in companies with stock market capitalizations of at least $100 million.

The Fund primarily invests the fixed income portion of its portfolio in a broad range of fixed income senior securities in order to generate current income. The dollar-weighted average maturity of the Fund's fixed income allocation is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding, for example, when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. Finally, the Fund may also use futures to gain diversified exposure to a specific country or region and may purchase put options on securities or indices to manage the risk of loss.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other

2

EQUITY FUNDS

PNC BALANCED ALLOCATION FUND

income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

3

EQUITY FUNDS

PNC BALANCED ALLOCATION FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of broad measures of market performance, including the S&P 500® Index, the Barclays U.S. Aggregate Bond Index and the Balanced Allocation Hybrid Index, a customized blend of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_276/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	12.11%	(6/30/03)
Worst Quarter	-13.39%	(12/31/08)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 6.67%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares
Returns Before Taxes	-4.05%	-0.22%	2.79%
Returns After Taxes on Distributions[1]	-4.28%	-0.84%	2.23%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-2.41%	-0.40%	2.18%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Balanced Allocation Hybrid Benchmark Index (reflects no deduction for fees, expenses or taxes)	4.70%	2.85%	4.40%
	1 Year	5 Years	10 Years
Class C Shares
Returns Before Taxes	-1.13%	-0.03%	2.49%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Balanced Allocation Hybrid Benchmark Index (reflects no deduction for fees, expenses or taxes)	4.70%	2.85%	4.40%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager		Title
Andrew D. Harding	12		Managing Director and Chief Investment Officer of Taxable Fixed Income

Edward A. Johnson, CFA	8		Portfolio Manager

Gordon A. Johnson	7		Managing Director

Michael E. Santelli, CFA, CPA	2		Managing Director

Alex L. Vallecillo, CFA	2		Senior Portfolio Manager

Douglas J. Roman, CFA, CMT	3		Director of Equity

			Management

Ruairi G. O'Neill, CFA	—	*	Portfolio Manager

Martin C. Schulz, J.D.	14		Managing Director

*  Became portfolio manager to the Fund effective January 18, 2012.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 34 of this prospectus.

4

EQUITY FUNDS

PNC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 56 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.05%[2]	0.75%
Other Expenses	0.48%	0.48%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.23%	0.23%
Acquired Fund Fees and Expenses[3]	0.01%	0.01%
Total Annual Fund Operating Expenses	1.54%	2.24%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 1.00% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

3  "Acquired Fund" means any investment company in which the Fund invests or has invested during the period. The "Total Annual Fund Operating Expenses" will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include "Acquired Fund Fees and Expenses."

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$698	$1020	$1364	$2331
Class C Shares	$327	$700	$1200	$2575

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$227	$700	$1200	$2575

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in equity securities that are tied economically to a number of countries throughout the world. The Fund will limit investments in securities of issuers in countries with developing markets (non-Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE Index")) or economies to no more than 25% of the Fund's total assets, and will not invest more than 10% of its total assets in any single such country. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may invest in companies of any capitalization.

The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange traded funds,

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EQUITY FUNDS

PNC INTERNATIONAL EQUITY FUND

closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

The Fund may use exchange traded funds, closed-end funds and derivative instruments, combined with investments in money market securities and forward currency agreements, to gain broad exposure to markets and/or a particular index. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. The Fund may also use futures to gain diversified exposure to a specific country or region. These instruments are not used for the purpose of introducing leverage in the Fund, though they may have that result. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, or as part of a hedging strategy.

PNC Capital Advisors, LLC (the "Adviser") has delegated to Polaris Capital Management, LLC ("Polaris" or the "Sub-Adviser") and GE Asset Management Incorporated ("GEAM" or the "Sub-Adviser") the responsibility for providing portfolio management services to a portion of the Fund's assets. The Adviser has allocated the Fund's assets among a growth strategy ("International Growth Component"), value strategy ("International Value Component") and a core strategy ("International Core Component"). The Adviser manages the International Growth Component. Polaris and GEAM furnish investment advisory services to the International Value Component and International Core Component, respectively. The Adviser monitors the performance of Polaris and GEAM and, at any point, the Adviser could change the allocation of the Fund's assets between itself, Polaris and GEAM on a basis determined by the Adviser to be in the best interest of shareholders. This means that the portion of the assets managed by the Adviser could be significantly larger than that managed by Polaris and GEAM or vice versa and that the difference between such proportions could change from time to time. The Fund also utilizes an active trading approach.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Country Risk. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign

6

EQUITY FUNDS

PNC INTERNATIONAL EQUITY FUND

currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's or Sub-Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's or Sub-Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser or Sub-Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_229/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	29.76%	(6/30/09)
Worst Quarter	-23.52%	(12/31/08)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 6.44%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares
Returns Before Taxes	-19.87%	-4.77%	3.39%
Returns After Taxes on Distributions[1]	-19.99%	-4.80%	3.30%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-12.76%	-3.89%	2.99%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-12.14%	-4.72%	4.67%
	1 Year	5 Years	10 Years
Class C Shares
Return Before Taxes	-16.75%	-4.39%	3.28%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-12.14%	-4.72%	4.67%

7

EQUITY FUNDS

PNC INTERNATIONAL EQUITY FUND

After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund. Polaris and GEAM serve as sub-advisers to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager		Title
Adviser

Martin C. Schulz, J.D	14		Managing Director

Calvin Y. Zhang	4		Senior Analyst/Portfolio

			Manager

Polaris

Bernard R. Horn, Jr.	7		President and Chief

			Investment Officer

Sumanta Biswas, CFA	7		Assistant Portfolio Manager

Bin Xiao, CFA	—	*	Assistant Portfolio Manager

GEAM

Ralph R. Layman, CFA	3		Executive Vice President and Chief Investment Officer Emeritus

Jonathan L. Passmore	3		Senior Vice President

Michael J. Solecki, CFA	3		Senior Vice President and

			Chief Investment Officer –

			International Equities

*  Became portfolio manager to the Fund effective July 1, 2012.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 34 of this prospectus.

8

EQUITY FUNDS

PNC LARGE CAP CORE EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 56 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.03%[2]	0.75%
Other Expenses	0.76%	0.76%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.51%	0.51%
Total Annual Fund Operating Expenses	1.54%	2.26%
Fee Waiver and Expense Reimbursement[3]	0.32%	0.32%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	1.22%	1.94%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 1.00% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  "Distribution (12b-1) Fees" have been restated to reflect the maximum fees to be incurred by the Fund's Class A Shares during the current fiscal year. The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's "Total Annual Fund Operating Expenses" exceed 1.22% and 1.94% for Class A and Class C Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013, at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement and the contractual limitation on Distribution (12b-1) Fees for Class A Shares are reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$667	$994	$1343	$2325
Class C Shares	$297	$676	$1181	$2570

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$197	$676	$1181	$2570

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a diversified portfolio of domestic large cap equity securities which includes common stock, ADRs, preferred stock, warrants and rights. PNC Capital Advisors, LLC (the "Adviser") employs a philosophy combining disciplined portfolio construction with security selection that blends both value and growth investment styles. A large portion of the Fund will be invested in companies with a minimum market capitalization of $3 billion, but the Fund may invest in companies of any market capitalization.

9

EQUITY FUNDS

PNC LARGE CAP CORE EQUITY FUND

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, quantitative and technical factors to help identify appropriate investments for the Fund. The Adviser utilizes a disciplined sell process and may choose to sell a holding, for example, when it does not satisfy specific quantitative criteria, if analysts project earnings below consensus or to take advantage of a better investment opportunity.

PRINCIPAL RISKS

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_212/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	13.70%	(6/30/03)
Worst Quarter	-25.70%	(12/31/08)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 7.71%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares
Returns Before Taxes	-1.98%	-2.52%	1.04%
Returns After Taxes on Distributions[1]	-2.10%	-2.92%	0.62%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-1.14%	-2.15%	0.83%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
	1 Year	5 Years	10 Years
Class C Shares
Return Before Taxes	1.92%	-2.12%	0.88%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors

10

EQUITY FUNDS

PNC LARGE CAP CORE EQUITY FUND

who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Douglas J. Roman, CFA, CMT	3	Director of Equity Management

Mark W. Batty, CFA	3	Co-Portfolio Manager

Ruairi G. O'Neill, CFA	3	Co-Portfolio Manager

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 34 of this prospectus.

11

EQUITY FUNDS

PNC LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 56 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.05%[2]	0.75%
Other Expenses	0.59%	0.59%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.34%	0.34%
Total Annual Fund Operating Expenses	1.39%	2.09%
Fee Waiver and Expense Reimbursement[3]	0.11%	0.11%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	1.28%	1.98%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 1.00% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's "Total Annual Fund Operating Expenses" exceed 1.28% and 1.98% for Class A and Class C Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013, at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement and the contractual limitation on Distribution (12b-1) Fees for Class A Shares are reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$673	$966	$1279	$2166
Class C Shares	$301	$644	$1114	$2412

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$201	$644	$1114	$2412

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a diversified portfolio of growth-oriented domestic large cap equity securities. PNC Capital Advisors, LLC (the "Adviser") employs a philosophy combining disciplined portfolio construction with flexible security selection. A large portion of the Fund will be invested in companies with a minimum market capitalization of $3 billion. The Adviser utilizes a disciplined sell process and may choose to sell a holding, for example, when it does not satisfy specific quantitative criteria, if analysts project earnings below consensus or to take advantage of a better investment opportunity.

12

EQUITY FUNDS

PNC LARGE CAP GROWTH FUND

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

PRINCIPAL RISKS

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_217/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	11.81%	(9/30/10)
Worst Quarter	-25.29%	(12/31/08)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 8.75%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares
Returns Before Taxes	-3.48%	-2.61%	-1.28%
Returns After Taxes on Distributions[1]	-3.51%	-2.92%	-1.66%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-2.22%	-2.19%	-1.07%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	2.64%	2.50%	2.60%
	1 Year	5 Years	10 Years
Class C Shares
Returns Before Taxes	0.39%	-2.23%	-1.42%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	2.64%	2.50%	2.60%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Douglas J. Roman, CFA, CMT	3	Director of Equity Management

Mark W. Batty, CFA	3	Co-Portfolio Manager

Ruairi G. O'Neill, CFA	3	Co-Portfolio Manager

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 34 of this prospectus.

13

EQUITY FUNDS

PNC LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 56 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.05%[2]	0.75%
Other Expenses	0.49%	0.49%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.24%	0.24%
Total Annual Fund Operating Expenses	1.29%	1.99%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 1.00% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$674	$947	$1239	$2070
Class C Shares	$302	$624	$1073	$2317

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$202	$624	$1073	$2317

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a diversified portfolio of value-oriented domestic equity securities of large cap companies. The Fund defines a large cap company as one whose market capitalization at the time of purchase is greater than $3 billion. In buying and selling securities for the Fund, PNC Capital Advisors, LLC (the "Adviser") uses a value-oriented approach. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally seeks to sell a security when its market value equals or exceeds what the Adviser believes is its intrinsic value. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PRINCIPAL RISKS

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In

14

EQUITY FUNDS

PNC LARGE CAP VALUE FUND

addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_235/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	15.42%	(6/30/03)
Worst Quarter	-21.10%	(12/31/08)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 6.80%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares
Returns Before Taxes	-3.41%	-4.43%	2.53%
Returns After Taxes on Distributions[1]	-3.59%	-5.04%	1.71%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-1.98%	-3.74%	2.09%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	0.39%	-2.64%	3.89%
	1 Year	5 Years	10 Years
Class C Shares
Returns Before Taxes	0.33%	-4.05%	2.37%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	0.39%	-2.64%	3.89%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Michael E. Santelli, CFA, CPA	2	Managing Director

Alex L. Vallecillo, CFA	2	Senior Portfolio Manager

Edward A. Johnson, CFA	8	Portfolio Manager

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 34 of this prospectus.

15

EQUITY FUNDS

PNC MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 56 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.05%[2]	0.75%
Other Expenses	0.73%	0.73%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.48%	0.48%
Total Annual Fund Operating Expenses[3]	1.53%	2.23%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 1.00% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 30, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

3  Total Annual Fund Operating Expenses have been adjusted as necessary from amounts incurred during the most recent fiscal year to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$697	$1007	$1338	$2273
Class C Shares	$326	$697	$1195	$2565

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$226	$697	$1195	$2565

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a diversified portfolio of value-oriented domestic equity securities of mid cap companies. The Fund defines a mid cap company as one whose market capitalization at the time of purchase falls approximately between $750 million and $20 billion. PNC Capital Advisors, LLC (the "Adviser") generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally seeks to sell a security when its market value equals or exceeds what the Adviser believes is its intrinsic value. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in mid cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PRINCIPAL RISKS

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in

16

EQUITY FUNDS

PNC MID CAP VALUE FUND

foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Mid Cap Company Risk. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, mid cap company stocks may be more volatile than those of larger companies.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small-cap and mid-cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_264/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	20.07%	(9/30/09)
Worst Quarter	-23.80%	(12/31/08)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 5.80%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (7/1/02)
Class A Shares
Returns Before Taxes	-11.39%	-3.38%	5.94%
Returns After Taxes on Distributions[1]	-11.41%	-3.71%	4.90%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-7.37%	-2.91%	4.82%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes) (since inception date 6/30/02)	-1.38%	0.04%	7.77%
	1 Year	5 Years	Since Inception (6/2/03)
Class C Shares
Returns Before Taxes	-8.05%	-3.03%	6.32%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes) (since inception date 5/31/03)	-1.38%	0.04%	8.80%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

17

EQUITY FUNDS

PNC MID CAP VALUE FUND

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Michael E. Santelli, CFA, CPA	9	Managing Director

Alex L. Vallecillo, CFA	9	Senior Portfolio Manager

Edward A. Johnson, CFA	2	Portfolio Manager

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 34 of this prospectus.

18

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP CORE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 56 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	0.03%[2]
Other Expenses	0.67%
Shareholder Servicing Fees	0.25%
Other	0.42%
Total Annual Fund Operating Expenses	1.70%
Fee Waiver and Expense Reimbursement[3]	0.47%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	1.23%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 1.00% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months.

2  "Distribution (12b-1) Fees" have been restated to reflect the maximum fees to be incurred by the Fund's Class A Shares during the current fiscal year. The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's "Total Annual Fund Operating Expenses" exceed 1.23% for Class A Shares, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013, at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement and the contractual limitation on Distribution (12b-1) Fees for Class A Shares are reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$668	$1027	$1409	$2477

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Index. Using an analytical process together with fundamental research methods, PNC Capital Advisors, LLC (the "Adviser") assesses the performance potential of companies and buys those companies that possess both value and growth characteristics. The Adviser assesses a company's prospects by reviewing and analyzing purchase candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's objectives.

19

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP CORE FUND

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

IPO Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund's investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Small Companies Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_389/Overview.fs or by calling 1-800-622-FUND (3863).

20

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP CORE FUND

Calendar Year Total Returns

Best Quarter	16.29%	(9/30/09)
Worst Quarter	-23.47%	(12/31/08)

The Fund's year-to-date total return, excluding any applicable sales charges, through June 30, 2012 was 7.66%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (9/30/05)
Class A Shares
Returns Before Taxes	-5.37%	-2.65%	0.57%
Returns After Taxes on Distributions[1]	-5.37%	-2.78%	0.42%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-3.49%	-2.29%	0.42%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/05)	-4.18%	0.15%	3.04%

1  After-tax returns are shown for Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Hitesh C. Patel, PhD	7	Managing Director

Paul Kleinaitis, CFA	7	Senior Portfolio Manager

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 34 of this prospectus.

21

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 56 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.03%[2]	0.75%
Other Expenses	1.18%	1.18%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.93%	0.93%
Total Annual Fund Operating Expenses[3]	2.21%	2.93%
Fee Waiver and Expense Reimbursement[4]	0.98%	0.98%
Total Annual Fund Operating Expenses After Expense Reimbursement[4]	1.23%	1.95%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 1.00% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

3   Total Annual Fund Operating Expenses have been adjusted as necessary from amounts incurred during the most recent fiscal year to reflect current fees and expenses.

4  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's "Total Annual Fund Operating Expenses" exceed 1.23% and 1.95% for Class A and Class C Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013, at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement and the contractual limitation on Distribution (12b-1) Fees for Class A Shares are reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$668	$1128	$1613	$2945
Class C Shares	$298	$814	$1457	$3182

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$198	$814	$1457	$3182

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 108% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Growth Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Growth Index. Using an analytical process together with fundamental research methods, PNC Capital Advisors, LLC (the "Adviser") assesses the performance

22

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP GROWTH FUND

potential of companies and buys stocks of those companies that it believes offer the best prospects for superior performance. The Adviser assesses a company's prospects for growth by reviewing and analyzing purchase candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

IPO Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund's investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Small Companies Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_393/Overview.fs or by calling 1-800-622-FUND (3863).

23

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP GROWTH FUND

Calendar Year Total Returns

Best Quarter	18.44%	(12/31/10)
Worst Quarter	-24.59%	(12/31/08)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 6.90%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (9/30/05)
Class A Shares
Returns Before Taxes	-4.07%	0.13%	1.38%
Returns After Taxes on Distributions[1]	-4.07%	0.07%	1.33%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-2.65%	0.11%	1.18%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/05)	-2.91%	2.09%	3.99%
	1 Year	5 Years	Since Inception (9/30/05)
Class C Shares
Returns Before Taxes	-0.11%	1.17%	2.36%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/05)	-2.91%	2.09%	3.99%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Hitesh C. Patel, PhD	7	Managing Director

Paul Kleinaitis, CFA	7	Senior Portfolio Manager

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 34 of this prospectus.

24

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 56 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.04%[2]	0.75%
Other Expenses	1.04%	1.04%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.79%	0.79%
Acquired Fund Fees and Expenses[3]	0.02%	0.02%
Total Annual Fund Operating Expenses[4]	2.10%	2.81%
Fee Waiver and Expense Reimbursement[5]	0.54%	0.54%
Total Annual Fund Operating Expenses After Expense Reimbursement[5]	1.56%	2.27%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 1.00% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  "Distribution (12b-1) Fees" have been restated to reflect the maximum fees to be incurred by the Fund's Class A Shares during the current fiscal year. The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

3  "Acquired Fund" means any investment company in which the Fund invests or has invested during the period. The "Total Annual Fund Operating Expenses" will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include "Acquired Fund Fees and Expenses."

4  Total Annual Fund Operating Expenses have been adjusted as necessary from amounts incurred during the most recent fiscal year to reflect current fees and expenses.

5  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's "Total Annual Fund Operating Expenses" exceed 1.54% and 2.25% for Class A and Class C Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013, at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement and the contractual limitation on Distribution (12b-1) Fees for Class A Shares are reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$700	$1134	$1594	$2861
Class C Shares	$330	$820	$1436	$3099

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$230	$820	$1436	$3099

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 91% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current market

25

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP VALUE FUND

capitalization range of companies in the Russell 2000 Value Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Value Index. Using an analytical process together with fundamental research methods to implement a "value" approach, PNC Capital Advisors, LLC (the "Adviser") assesses the performance potential of companies and buys those companies it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

IPO Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering, and the Fund may hold securities purchases in an IPO for a very short period of time. As a result, the Fund's investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Small Companies Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of

26

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP VALUE FUND

the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_258/Overview.fs or by calling 1-800-622-FUND (3863).

Performance information prior to November 30, 2005 represents performance of the Allegiant Small Cap Value Fund, which on that date changed its investment objective, principal investment strategies and name to the Allegiant Multi-Factor Small Cap Value Fund. On February 8, 2010, the Allegiant Multi-Factor Small Cap Value Fund changed its name to the PNC Multi-Factor Small Cap Value Fund. The Allegiant Small Cap Value Fund and the Allegiant Multi-Factor Small Cap Value Fund were managed by the Adviser and/or its predecessors for the periods prior to February 8, 2010.

Calendar Year Total Returns

Best Quarter	19.01%	(6/30/03)
Worst Quarter	-22.26%	(12/31/08)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 3.85%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares
Returns Before Taxes	-6.44%	-4.58%	2.83%
Returns After Taxes on Distributions[1]	-6.55%	-5.30%	1.22%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-4.05%	-3.94%	2.00%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	-5.50%	-1.87%	6.40%
	1 Year	5 Years	10 Years
Class C Shares
Returns Before Taxes	-2.81%	-4.22%	2.67%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	-5.50%	-1.87%	6.40%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Hitesh C. Patel, PhD	7	Managing Director

Paul Kleinaitis, CFA	7	Senior Portfolio Manager

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 34 of this prospectus.

27

EQUITY FUNDS

PNC S&P 500 INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to approximate, before Fund expenses, the investment results of the S&P 500® Index.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 56 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%	0.15%
Distribution (12b-1) Fees	0.00%[2]	0.75%
Other Expenses	0.45%	0.45%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.20%	0.20%
Total Annual Fund Operating Expenses	0.60%	1.35%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. A contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than 0.005%. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$310	$458	$620	$1090
Class C Shares	$237	$428	$739	$1624

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$137	$428	$739	$1624

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests substantially all, but in no event less than 80%, of its net assets plus any borrowings for investment purposes in stocks included in the S&P 500® Index. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The S&P 500® Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets will normally be invested in stocks included in the S&P 500® Index in approximately the same relative proportion as those stocks are held in the S&P 500® Index. The Fund does not, however, simply invest in a portfolio that replicates the precise composition of the S&P 500 Index, and PNC Capital Advisors, LLC (the "Adviser") does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). The Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, may result in net returns after expenses that may more closely approximate the returns of the S&P 500® Index. For example, the Adviser may invest in S&P 500® Index futures in addition to or in place of S&P 500® Index stocks to attempt to equal the performance of the S&P 500® Index. The Fund may also invest in other S&P 500® Index derivatives with economic characteristics similar to the common stocks in the S&P 500® Index. Under normal circumstances, the notional amount of investments in derivatives will not exceed 20% of the Fund's net assets. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage

28

EQUITY FUNDS

PNC S&P 500 INDEX FUND

risk/volatility or as part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PRINCIPAL RISKS

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Tracking Error Risk. The S&P 500 Index Fund's ability to replicate the performance of the S&P 500® Index will depend to some extent on the size and timing of cash flows into and out of the Fund, composition of the S&P 500® Index, changes in the number of shares issued by the companies represented in the S&P 500® Index, the investment decisions made by the Adviser and on the level of the Fund's expenses.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_223/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	15.61%	(6/30/09)
Worst Quarter	-21.99%	(12/31/08)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 9.33%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares
Returns Before Taxes	-0.88%	-1.23%	2.12%
Returns After Taxes on Distributions[1]	-1.10%	-1.72%	1.72%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-0.28%	-1.09%	1.75%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
	1 Year	5 Years	10 Years
Class C Shares
Returns Before Taxes	-0.15%	-1.46%	1.59%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

29

EQUITY FUNDS

PNC S&P 500 INDEX FUND

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund. For more information on the Adviser, please see the "Investment Adviser, Sub-Advisers and Investment Teams" section of this prospectus.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Hitesh C. Patel, PhD	7	Managing Director

Chen Chen, PhD	7	Senior Analyst

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 34 of this prospectus.

30

EQUITY FUNDS

PNC SMALL CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 56 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.05%[2]	0.75%
Other Expenses	0.49%	0.49%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.24%	0.24%
Total Annual Fund Operating Expenses	1.54%	2.24%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 1.00% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$698	$1020	$1364	$2331
Class C Shares	$327	$700	$1200	$2575

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$227	$700	$1200	$2575

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in stocks of U.S. small cap companies with stock market capitalizations between $100 million and $3 billion at time of purchase. The Fund also considers a small cap company as one whose market capitalization at the time of purchase falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Index. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

PNC Capital Advisors, LLC's (the "Adviser") investment process is to invest in securities of companies based on the Adviser's analysis of the company's cash flow. The Adviser's investment process focuses, specifically, on Cash Flow Return on Investment ("CFROI®")1. CFROI® is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI® is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Adviser first screens companies that are improving their CFROI® measure, and then screens companies based on cash

1  CFROI is a registered trademark of CSFB Holt.

31

EQUITY FUNDS

PNC SMALL CAP FUND

flow valuation metrics to determine if the stock is attractively priced.

In addition, as part of its screening process, the Adviser looks for companies whose management understands how to create value for shareholders through their ability to deploy capital and that are market leaders with respect to the product or service they provide, and are a part of a strong growing industry. The Adviser will generally sell a security when cash flow return on investment flattens or declines and when market price equals or exceeds the Adviser's cash flow value "target." However, none of the sell characteristics are automatic.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PRINCIPAL RISKS

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Small Companies Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_246/Overview.fs or by calling 1-800-622-FUND (3863).

32

EQUITY FUNDS

PNC SMALL CAP FUND

Calendar Year Total Returns

Best Quarter	21.58%	(6/30/09)
Worst Quarter	-25.39%	(12/31/08)

The Fund's year-to-date total, excluding any applicable sales charges, return for Class A Shares through June 30, 2012 was 11.09%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (4/2/04)
Class A Shares
Returns Before Taxes	-3.88%	-0.22%	3.02%
Returns After Taxes on Distributions[1]	-3.88%	-0.48%	2.76%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-2.52%	-0.25%	2.56%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes) (since inception date 3/31/04)	-4.18%	0.15%	4.33%
	1 Year	5 Years	Since Inception (4/2/04)
Class C Shares
Returns Before Taxes	-0.10%	0.20%	3.06%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes) (since inception date 3/31/04)	-4.18%	0.15%	4.33%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Gordon A. Johnson	27	Managing Director and Senior Portfolio Manager

M. Jed Ellerbroek, Jr., CFA	4	Analyst

James E. Mineman	18	Senior Portfolio Manager

Peter A. Roy, CFA	9	Senior Analyst

Lisa A. Teter	18	Senior Analyst

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 34 of this prospectus.

33

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) shares of the Funds by phone, mail, wire or online on each day that the New York Stock Exchange ("NYSE") is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact the PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to the PNC Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•  In general, a Fund's minimum initial investment is $1,000 for Class A and Class C Shares; and

•  If purchasing Class A and Class C Shares through a Planned Investment Program ("PIP"), the initial minimum investment of $1,000 is waived as long as the minimum systematic purchase is $50.

Minimum Subsequent Investments:

•  There is no minimum subsequent investment amount, unless shares are purchased through a PIP; and

•  Shares purchased through a PIP have a $50 minimum subsequent investment requirement.

Each Fund's initial and subsequent investment minimums may be reduced or waived in some cases.

Tax Information

Each Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in a Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

34

DETAILS ABOUT THE FUNDS

More Information About Investment Objectives and Principal Investment Strategies

PNC Funds were formerly known as "Allegiant Funds." Each Fund has its own investment objective and strategies for reaching that objective as discussed in the Summary Sections of this prospectus. The investment objective of each Fund may be changed at any time without a shareholder vote. The Adviser, with the assistance of GEAM and Polaris in the case of the PNC International Equity Fund, invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's and Sub-Advisers' judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

This section provides additional information about the principal investment strategies utilized by the Funds. For temporary defensive purposes, during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments and money market instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as during periods of unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

PNC Balanced Allocation Fund

The Fund seeks to provide long-term capital appreciation and current income. The Fund's investment objective may be changed without shareholder approval.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities, asset-backed securities and high-yield bonds ("junk bonds"), and up to 30% of its net assets in cash and cash equivalent securities, and all types of short-term money market instruments. Under normal circumstances, at least 25% of the Fund's net assets will be invested in fixed income senior securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States), and may include investing in emerging markets securities. The Fund may invest in companies with stock market capitalizations of at least $100 million.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund primarily invests the fixed income portion of its portfolio of investments in a broad range of fixed income senior securities for current income. The dollar-weighted average maturity of the Fund's fixed income allocation is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions. If a fixed income security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. Finally, the Fund may also use futures to gain diversified exposure to a specific country or region and may purchase put options on securities or indices to manage the risk of loss.

PNC International Equity Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in equity securities that are tied economically to a number of countries throughout the world.

35

The Fund will limit investments in securities of issuers in countries with developing markets (non-MSCI EAFE, as defined below) or economies to no more than 25% of the Fund's total assets. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may invest in companies of any capitalization.

The Fund's investments in equity securities may include common stocks, American Depositary Receipts (ADRs) or other U.S. listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

The Fund may use exchange traded funds, closed-end funds and derivative instruments, combined with investments in money market securities and forward currency agreements, to gain broad exposure to markets and/or a particular index. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. The Fund may also use futures to gain diversified exposure to a specific country or region. These instruments are not used for the purpose of introducing leverage in the Fund, though they may have that result. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, or as part of a hedging strategy.

The Adviser has delegated to Polaris and GEAM the responsibility for providing portfolio management services to a portion of the Fund's assets. The Adviser has allocated the Fund's assets among a growth strategy ("International Growth Component"), value strategy ("International Value Component") and a core strategy ("International Core Component"). The Adviser manages the International Growth Component. Polaris and GEAM furnish investment advisory services to the International Value Component and International Core Component, respectively. The Adviser monitors the performance of Polaris and GEAM and, at any point, the Adviser could change the allocation of the Fund's assets between itself, Polaris and GEAM on a basis determined by the Adviser to be in the best interest of shareholders. This means that the portion of the assets managed by the Adviser could be significantly larger than that managed by Polaris and GEAM or vice versa and that the difference between such proportions could change from time to time. The Fund also utilizes an active trading approach.

The Adviser furnishes investment advisory services to the International Growth Component and makes judgments about the attractiveness of countries based upon a collection of criteria. The relative growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The Adviser focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The percentage of the International Growth Component in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index.

The Adviser focuses on companies in developed markets with long-term growth potential that are consistent with reasonable investment risk. The Adviser's disciplined, risk managed process combines top down country allocation with investments in high quality, growth-oriented stocks available at attractive relative valuations. The Adviser's proprietary quantitative model drives country allocation, while individual stocks are selected through a qualitative process that incorporates a multi-factor approach to find companies with sustainable growth characteristics. The Adviser seeks to control risk by seeking diversification across sectors and using both fundamental and statistical models to calculate volatility.

Polaris' pure value style of investment management combines proprietary investment technology and traditional fundamental research to uncover companies with the most undervalued cash flow or assets, in any industry or country. Polaris takes an all-cap approach and utilizes bottom-up analysis, anchored by its proprietary "Global Cost of Equity" model, to select between 50 and 75 stocks for inclusion in the Fund's portfolio.

GEAM's investment philosophy is to invest in companies that it believes are not fairly valued and whose price-to-cash earnings ratios are low relative to calculated long-term growth rates. GEAM employs a fundamental investment decision-making process that is disciplined and research driven with bottom-up stock selection. GEAM utilizes a multi-portfolio manager approach whereby each portfolio manager will manage a separate sleeve of the portion of the Fund's portfolio that is assigned by the Adviser to GEAM. GEAM selects stocks to buy and sell by combining fundamental analysis with quantitative analysis that utilizes a proprietary ranking system.

PNC Large Cap Core Equity Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in a diversified portfolio of domestic large cap equity securities which includes common stock, ADRs, preferred stock, warrants and rights. The Adviser employs a philosophy combining disciplined portfolio construction with security selection that blends both value and growth investment styles. A large portion of the Fund will be

36

invested in companies with a minimum market capitalization of $3 billion, but the Fund may invest in companies of any market capitalization.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, quantitative and technical factors to help identify appropriate investments for the Fund. The Adviser's quantitative analysis narrows the investment universe focusing on earnings growth, earnings surprise, price momentum, stability of earnings and valuation factors. Fundamental analysis is done to identify a reward risk (high and low target) for every security in the portfolio, with a focus on identifying opportunities for earnings upside potential. The Adviser utilizes a disciplined sell process and may choose to sell a holding, for example, when it does not satisfy specific quantitative criteria, if analysts project earnings below consensus or to take advantage of a better investment opportunity.

PNC Large Cap Growth Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in a diversified portfolio of growth-oriented large cap equity securities. The Adviser employs a philosophy combining disciplined portfolio construction with flexible security selection. A large portion of the Fund will be invested in companies with a minimum market capitalization of $3 billion. The Adviser utilizes a disciplined sell process and may choose to sell a holding, for example, when it does not satisfy specific quantitative criteria, if analysts project earnings below consensus or to take advantage of a better investment opportunity.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

PNC Large Cap Value Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in a diversified portfolio of value-oriented domestic equity securities of large cap companies. The Fund defines a large cap company as one whose market capitalization at the time of purchase is greater than $3 billion. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally seeks to sell a security when its market value equals or exceeds what the Adviser believes is its intrinsic value. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC Mid Cap Value Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in a diversified portfolio of value-oriented domestic equity securities of mid cap companies. The Fund defines a mid cap company as one whose market capitalization at the time of purchase falls approximately between $750 million and $20 billion. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally seeks to sell a security when its market value equals or exceeds what the Adviser believes is its intrinsic value. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in mid cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC Multi-Factor Small Cap Core Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current range of companies in the Russell 2000 Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Index. Using an analytical process together with fundamental research methods, the Adviser assesses the performance potential of companies and buys those companies that possess both value and growth characteristics. In selecting securities, the Adviser integrates both growth and valuation considerations. The Adviser focuses on companies that appear to have potential for above-average earnings, sales and asset value growth. Additionally, the Adviser buys those securities it considers to be attractively valued relative to the securities of comparable

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companies. The Adviser assesses a company's prospects by reviewing and analyzing investment candidates individually. The Fund may also invest in foreign stocks in keeping with the Fund's objective. The Fund also utilizes an active trading approach.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes at time of purchase in stocks of small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC Multi-Factor Small Cap Growth Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current range of companies in the Russell 2000 Growth Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Growth Index. Using an analytical process together with fundamental research methods, the Adviser assesses the performance potential of companies and buys those companies that it believes offer the best prospects for superior performance. The Adviser assesses a company's prospects for growth by reviewing and analyzing small cap companies individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC Multi-Factor Small Cap Value Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current range of companies in the Russell 2000 Value Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Value Index. Using an analytical process together with fundamental research methods to implement a "value" approach, the Adviser assesses the performance potential of companies and buys those companies it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC S&P 500 Index Fund

The Fund seeks to approximate, before Fund expenses, the investment results of the S&P 500® Index. The Fund's investment objective may be changed without shareholder approval.

Under normal circumstances, the Fund invests substantially all, but in no event less than 80%, of its net assets plus any borrowings for investment purposes in stocks included in the S&P 500® Index. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The S&P 500® Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets will normally be invested in stocks included in the S&P 500® Index in approximately the same relative proportion as those stocks are held in the S&P 500® Index. The Fund does not, however, simply invest in a portfolio that replicates the precise composition of the S&P 500 Index, and the Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). The Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, may result in net returns after expenses that may more closely approximate the returns of the S&P 500® Index. For example, the Adviser may invest in S&P 500® Index futures in addition to or in place of S&P 500® Index stocks to attempt to equal the performance of the S&P 500® Index. The Fund may also invest in other S&P 500® Index derivatives with economic characteristics similar to the common stocks in the S&P 500® Index. Under normal circumstances, the notional amount of investments in derivatives will not exceed 20% of the Fund's net assets. The Fund may use derivatives, for example, as a substitute for taking a position in an underlying asset, to increase returns, to manage risk/volatility or as part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. The Fund may purchase a security that is scheduled to be included in the S&P 500® Index prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the S&P 500® Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the S&P 500® Index with the

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goal of adding small incremental performance relative to the S&P 500® Index. Stocks that are held in very small proportions in the S&P 500® Index may be excluded from the Fund.

PNC Small Cap Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in stocks of U.S. small cap companies with stock market capitalizations between $100 million and $3 billion at time of purchase. The Fund also considers a small cap company as one whose market capitalization at the time of purchase falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Index. The Fund may also invest in foreign stocks in keeping with the Fund's objectives. The Fund invests in a diversified portfolio of publicly traded small cap equity securities that may possess either value or growth characteristics. The Adviser's investment process is to invest in securities of companies based on the Adviser's analysis of the company's cash flow. The Adviser's investment process focuses, specifically, on Cash Flow Return on Investment ("CFROI®"). CFROI® is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI® is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Adviser believes that CFROI® provides a more accurate predictor of future value than other broadly used analysis methods. The Adviser first screens companies that are improving their CFROI® measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Adviser believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Adviser looks for companies whose management understands how to create value for shareholders, through their ability to deploy capital and that are market leaders with respect to the product or service they provide, and are a part of a strong growing industry. The Adviser will generally sell a security when cash flow return on investment flattens or declines, and when market price equals or exceeds the Adviser's cash flow value "target". However, none of the sell characteristics are automatic.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

Information on Additional Investment Policies

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices.

See the Statement of Additional Information for more detail on the investment policies of the Funds.

Derivatives and Futures Contracts

In fulfilling the 80% investment requirement referred to above under "More Information About Investment Objectives and Principal Investment Strategies," a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invest.

Securities Lending

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, a Fund will receive collateral from the borrower equal to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. The Fund bears the risk of loss on any collateral it invests.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities. Restricted securities are a special type of illiquid security that may only be resold to certain eligible qualified buyers. From time to time, a Fund may determine pursuant to procedures adopted by the Funds' Board of Trustees (the "Board") that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

Repurchase Agreements

Each Equity Fund may enter into repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security (e.g., a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill,

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bond or note) for a relatively short period for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash with limited market risk, although the Fund bears the risk of a seller's failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject a Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights as to the security and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Foreign Securities

Each Equity Fund may invest in foreign securities. The Balanced Allocation Fund and International Equity Fund invest in foreign securities as part of their principal investment strategies. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500® Index. Such securities may or may not be listed on foreign stock exchanges and may include equity securities and debt securities (e.g., convertible bonds) of foreign entities and obligations of foreign branches of U.S. banks and of foreign banks. Investments in foreign securities involve certain inherent risks, such as risks specific to the country of issue, foreign currencies, the availability of information and differing regulatory regimes.

Cash Management

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds and PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

Industries and Sectors

Each Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industries or sectors that the Adviser believes hold high potential.

Notes on Investment Limitations

Each Fund has adopted policies or restrictions that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply only at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Fund's investment to a certain percentage of assets or in issuers of a certain credit quality.

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MORE INFORMATION ABOUT PRINCIPAL RISKS

The Adviser and the Sub-Advisers evaluate the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how well an investment manager does in performing and executing on its assessments, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend, among other things, on how widely the Fund diversifies its holdings.

This section provides additional information about the principal risks of investing in the Funds.

	Active Trading Risk	Allocation Risk	Capitalization Risk	Country Risk	Credit/ Counterparty Risk	Derivatives Risk	Emerging Markets Risk	Focused Investment Risk	Foreign (Non-U.S.) Investment Risk	Government Securities Risk	Growth Investing Risk
Equity Funds

Balanced Allocation Fund	■	■	■		■	■	■		■	■

International Equity Fund	■		■	■		■	■		■		■

Large Cap Core Equity Fund											■

Large Cap Growth Fund											■

Large Cap Value Fund									■

Mid Cap Value Fund									■

Multi-Factor Small Cap Core Fund	■							■	■		■

Multi-Factor Small Cap Growth Fund	■							■	■		■

Multi-Factor Small Cap Value Fund	■							■	■

S&P 500 Index Fund						■

Small Cap Fund									■		■

	High Yield Bond Risk	Interest Rate Risk	Investment Company Risk	IPO Risk	Market Risk	Mid Cap Company Risk	Prepay- ment/ Extension Risk	Small Companies Risk	Tracking Error Risk	Value Investing Risk
Equity Funds
Balanced Allocation Fund	■	■			■		■
International Equity Fund			■		■					■
Large Cap Core Equity Fund					■					■
Large Cap Growth Fund					■
Large Cap Value Fund					■					■
Mid Cap Value Fund					■	■				■
Multi-Factor Small Cap Core Fund				■	■			■		■
Multi-Factor Small Cap Growth Fund				■	■			■
Multi-Factor Small Cap Value Fund				■	■			■		■
S&P 500 Index Fund					■				■
Small Cap Fund					■			■		■

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Active Trading Risk. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by a Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund's shareholders.

Allocation Risk. The Funds are subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The Adviser's allocation decisions may be based, in part, on the historical performance of certain asset classes. The historical performance of an asset class may not indicate how it will perform in the future and may cause the Adviser to allocate a Fund's assets in a manner that is less than optimal and may cause a Fund to fail to meet its investment objective.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to a Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial situation deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

To the extent that a Fund invests in securities of distressed companies, it may be exposed to greater credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed issuers include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could negatively affect the market for these securities and reduce a Fund's ability to sell these securities.

Country Risk. From time to time, the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund's investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Derivatives Risk. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies. A small investment in derivatives could have a potentially large impact on a Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. Certain Funds may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. The successful use of derivatives requires sophisticated management, and to the extent that derivatives are used, a Fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a Fund. A Fund's use of derivatives may also increase the amount of taxes payable by shareholders. If a Fund enters into a derivatives transaction as a substitute for taking a position in an underlying asset, the Fund is subject to the risk that the derivatives transaction may not provide a return that corresponds with the underlying investment.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument.

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Over-the-counter derivative instruments also involve the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to a Fund.

If a Fund sells protection on credit default swaps relating to debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the debt security issuer, or the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments. Writing credit default swaps effectively adds leverage to a Fund's portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent. Those risks may include: greater fluctuations in market values and currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which a Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding or other taxes against dividend and interest income realized with respect to foreign securities, or proceeds on the sale thereof. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce the Fund's yield on such securities.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

•  The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

•  A Fund may incur substantial costs in connection with conversions between various currencies;

•  A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

•  Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored depositary receipts. Depositary receipts may represent the right to receive securities of foreign issuers deposited in a bank or other depository. Some depositary receipts are traded in the United States with prices quoted in U.S. dollars.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The

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maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

•  Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move more independently of interest rates than the overall bond market.

•  The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

•  Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting a Fund's interests.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Investment Company Risk. Certain Funds may invest in shares of other investment companies, including ETFs. To the extent a Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

IPO Risk. An IPO is a company's first offering of stock to the public. IPOs involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Because the availability of securities listed in an IPO is normally limited, the Adviser may face conflicts of

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interest in allocating investment opportunities among the Fund and other accounts managed by the Adviser. The Adviser's IPO allocation decisions may be more or less advantageous to the Fund.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of a Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. Each Fund is subject to the risk that the asset class(es) in which it invests primarily may underperform the asset class(es) in which it does not invest primarily.

Geopolitical and other events may disrupt markets and adversely affect global economies. Likewise, natural and environmental disasters and systematic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a Fund's investments. These events could also cause a Fund's exposure to the risks described elsewhere in this prospectus to increase. Market disruptions can also prevent a Fund from implementing its investment programs for a period of time and achieving its investment objective.

Market Risk of Balanced Allocation Fund. The Fund invests directly in equity and fixed income securities and therefore is subject to the risks associated with these securities. For the risks associated with investing in equity securities, see "Market Risk" above. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The Fund's investments in convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income market or the fixed income or equity markets as a whole.

Mid Cap Company Risk. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, mid cap company stocks may be more volatile than those of larger companies.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that a Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Small Companies Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices.

Tracking Error Risk. The S&P 500 Index Fund's portfolio is managed by using the S&P 500® Index as a benchmark. Accordingly, the Fund attempts to replicate, before Fund expenses, the investment results of the S&P 500® Index. Tracking error is a measure of the deviation from the benchmark. The Fund's ability to replicate the performance of the S&P 500® Index will depend to some extent on the size and timing of cash flows into and out of the Fund, composition of the S&P 500® Index, changes in the number of shares issued by the companies represented in the S&P 500®

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Index, as the investment decisions made by the Adviser, and on the level of the Fund's expenses.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

Disclosure of Portfolio Holdings

Each Fund publishes on the Funds' website (pncfunds.com) its complete portfolio holdings as of the end of each calendar quarter. In addition, each Fund publishes on the Funds' website portfolio holdings information as of each calendar month-end. Portfolio holdings information is typically posted within 15 days after each calendar quarter or month, as applicable. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website (pncfunds.com).

INVESTMENT ADVISER, SUB-ADVISERS AND INVESTMENT TEAMS

PNC Capital Advisors, LLC ("PNC Capital" or the "Adviser") is the investment adviser to the Funds and is located at One East Pratt Street – 5th Floor, Baltimore, MD 21202. As of June 30, 2012, the Adviser had approximately $33.7 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the management fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2012 and each Fund's contractual management fee:

Fund Name	Management Fees Paid as a Percentage of Average Net Assets for the Fiscal Year Ended May 31, 2012	Contractual Management Fee as a Percentage of Net Assets
Balanced Allocation Fund	0.63%	0.75%
International Equity Fund	1.00%	1.00%[1]
Large Cap Core Equity Fund	0.43%	0.75% of $0 to less than $1 billion, 0.70% of $1 billion to less than $1.5 billion, and 0.65% of $1.5 billion and over
Large Cap Growth Fund	0.64%	0.75% of $0 to less than $1 billion, 0.70% of $1 billion to less than $1.5 billion, and 0.65% of $1.5 billion and over
Large Cap Value Fund	0.75%	0.75% of $0 to less than $1 billion, 0.70% of $1 billion to less than $1.5 billion, and 0.65% of $1.5 billion and over
Mid Cap Value Fund	0.75%	0.75%

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Fund Name	Management Fees Paid as a Percentage of Average Net Assets for the Fiscal Year Ended May 31, 2012	Contractual Management Fee as a Percentage of Net Assets
Multi-Factor Small Cap Core Fund	0.53%	1.00% of $0 to less than $500 million, 0.95% of $500 million to less than $1 billion, and 0.90% of $1 billion and over
Multi-Factor Small Cap Growth Fund	0.15%	1.00% of $0 to less than $500 million, 0.95% of $500 million to less than $1 billion, and 0.90% of $1 billion and over
Multi-Factor Small Cap Value Fund	0.62%	1.00% of $0 to less than $500 million, 0.95% of $500 million to less than $1 billion, and 0.90% of $1 billion and over
S&P 500 Index Fund	0.12%	0.15% of $0 to less than $50 million, 0.10% of $50 million to less than $150 million, and 0.075% of $150 million and over
Small Cap Fund	1.00%	1.00% of $0 to less than $500 million, 0.95% of $500 million to less than $1 billion, and 0.90% of $1 billion and over

1  From its advisory fee, the Adviser pays a sub-advisory fee to GEAM and Polaris based on the portion of assets of the Fund allocated to GEAM and Polaris as follows:

GEAM	Polaris
0.55% of the first $50 million of assets managed, 0.50% of assets managed between $50 million and $100 million, 0.45% of assets managed between $100 million and $150 million and 0.40% of assets
managed over $150 million.	0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

A discussion regarding the basis for the Board's approval of the investment advisory agreement is available in the semi-annual report to shareholders for the period ended November 30, 2011. A discussion regarding the basis for the Board's approval for the sub-advisory agreement with GEAM for the International Equity Fund is available in the annual report to shareholders for the period ended May 31, 2012.

Manager of Managers Structure

The Funds have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Funds' Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination or replacement. The Adviser may, in the future, recommend to the Funds' Board the establishment of the Manager of Managers Structure for any of the Funds.

Currently, the PNC International Equity Fund operates under a Manager of Managers structure. Shareholders will be notified of any changes made to sub-advisers within 90 days of the change.

Sub-Advisers

GEAM, an SEC registered investment adviser, serves as Sub-Adviser to a portion of the assets of the International Equity Fund. GEAM's principal office is located at

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1600 Summer Street, Stamford, Connecticut 06905. GEAM is a wholly-owned subsidiary of General Electric Company (GE), a widely held public corporation, with its principal office located at 3135 Easton Turnpike, Fairfield, Connecticut 06828. GEAM was established and registered with the United States Securities and Exchange Commission (SEC) in March 1988 under its former name, GE Investment Management Incorporated, to provide investment management services to institutional and individual investors. GEAM is a global asset management firm that manages more than $119 billion in assets (as of June 30, 2012) for both institutional and individual investors worldwide. GEAM has approximately 180 institutional clients, including public and corporate pension plans, endowments, foundations, insurance companies, unions, government authorities, sub-advisory relationships and financial intermediaries.

Polaris, an SEC registered investment adviser, serves as Sub-Adviser to a portion of the assets of the International Equity Fund. Since 1995, Polaris has served as a global and international equity manager, serving the investment needs of pension plans, endowment funds and institutional and individual accounts. Polaris is located at 125 Summer Street, Suite 1470, Boston, Massachusetts, 02110. As of June 30, 2012, Polaris managed over $4.3 billion in assets. Bernard R. Horn, Jr., Polaris' founder, owns all of the voting interests of Polaris.

Portfolio Management Teams

References to the "Adviser" in the portfolio manager descriptions below include the Adviser, the predecessor firm or affiliates.

Name	Business experience
Balanced Allocation Fund

Andrew D. Harding Managing Director and Chief Investment Officer of Taxable Fixed Income Years with the Adviser: 12 Industry Experience: 31 years	Mr. Harding has primary responsibility for taxable fixed income strategy and performance at the Adviser. Mr. Harding has been with the Adviser since 2000.

Edward A. Johnson, CFA Portfolio Manager Years with the Adviser: 8 Industry experience: 15 years	Mr. Johnson is responsible for portfolio management and research for the large cap value portion of the Balanced Allocation Fund.
Mr. Johnson has been with the Adviser since 2004. From 2000 to 2004, Mr. Johnson was a founding member of Volaris Advisors, a derivatives advisory firm in New York specializing in risk and volatility management, which was acquired by Credit Suisse First Boston.

Michael E. Santelli, CFA, CPA Managing Director Years with the Adviser: 17 Industry experience: 21years	Mr. Santelli is responsible for portfolio management and research for the large cap value portion of the Balanced Allocation Fund. Mr. Santelli has been with the Adviser since 1995.

Alex L. Vallecillo, CFA Senior Portfolio Manager Years with the Adviser: 16 Industry experience: 17 years	Mr. Vallecillo is responsible for portfolio management and research for the large cap value portion of the Balanced Allocation Fund. Mr. Vallecillo has been with the Adviser since 1996.

Gordon A. Johnson Managing Director Years with the Adviser: 7 Industry experience: 27 years	Mr. Johnson is responsible for portfolio management and equity research for the Balanced Allocation Fund.
Prior to Investment Counselors' merger with the Adviser on December 31, 2005, Mr. Johnson was the President and Chief Investment Officer of Investment Counselors, the former sub-adviser to the Small Cap Fund, since 1985.

Douglas J. Roman, CFA, CMT Director of Equity Management Years with the Adviser and affiliated entities: 10 Industry experience: 25 years	Mr. Roman is responsible for portfolio management and research for the large cap growth portion of the Balanced Allocation Fund.
Prior to joining PNC in 2002, Mr. Roman worked for Penn Street Advisors, Inc., the Penn Street Funds, The Vanguard Group, Rittenhouse Financial Services and CoreStates Investment Advisors.

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Name	Business experience
Ruairi G. O'Neill, CFA Portfolio Manager Years with the Adviser and affiliated entities: 14 Industry Experience: 17	Mr. O'Neill is responsible for portfolio management and research for the large cap value dividend focus portion of the Balanced Allocation Fund.
Prior to joining PNC in June 1998, Mr. O'Neill served with PNC Bank's former affiliate, PNC Global Investment Servicing at the company's international offices in Dublin, Ireland.

Martin C. Schulz, J.D. Managing Director Years with the Adviser: 14 Industry experience: 17 years	Mr. Schulz is responsible for portfolio management and research for the international portion of the Balanced Allocation Fund. Mr. Schulz has been with the Adviser since 1998.

International Equity Fund

Martin C. Schulz, J.D. Managing Director Years with the Adviser: 14 Industry experience: 17 years	Mr. Schulz is responsible for the day-to-day management of the International Growth Component of the International Equity Fund. Mr. Schulz has been with the Adviser since 1998.

Calvin Y. Zhang Senior Analyst/Portfolio Manager Years with the Adviser: 4 Industry experience: 8	Mr. Zhang is responsible for the day-to-day management of the International Growth Component of the International Equity Fund.
Mr. Zhang has been with the Adviser since 2008. Prior to joining the Adviser, from 2004 to 2008, Mr. Zhang was an analyst and portfolio manager with Driehaus Capital Management where he covered China, Taiwan and Korea and helped manage their International Select Portfolio Fund.

Ralph R. Layman, CFA Executive Vice President and Chief Investment Officer Emeritus, GEAM Years with GEAM: 21 Industry experience: 33 years	Mr. Layman is lead portfolio manager for the International Core Component of the International Equity Fund. Mr. Layman joined GEAM in 1991.

Michael J. Solecki, CFA Senior Vice President and Chief Investment Officer – International Equities, GEAM Years with GEAM: 22 Industry experience: 25 years	Mr. Solecki is a portfolio manager for the International Core Component of the International Equity Fund. Mr. Solecki joined GEAM in 1990.

Jonathan L. Passmore Senior Vice President, GEAM Years with GEAM: 11 Industry experience: 37 years	Mr. Passmore is a portfolio manager for the International Core Component of the International Equity Fund. Mr. Passmore joined GEAM in 2001.

Bernard R. Horn, Jr. President and Chief Investment Officer, Polaris Years with Polaris: 17 Industry experience: 32 years	Mr. Horn is responsible for the day-to-day management of the International Value Component of the International Equity Fund. Mr. Horn founded Polaris, sub-adviser of the Fund, in 1995.

Sumanta Biswas, CFA Assistant Portfolio Manager, Polaris Years with Polaris: 10 Industry experience: 16 years	Mr. Biswas is responsible for research and assisting in management of the International Value Component of the International Equity Fund. Mr. Biswas joined Polaris in 2002.

Bin Xiao, CFA Assistant Portfolio Manager, Polaris Years with Polaris: 6 Industry Experience: 8	Mr. Xiao is responsible for research and assisting in management of the International Value Component of the International Equity Fund. Mr. Xiao joined Polaris in 2006.

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Name	Business experience
Large Cap Core Equity Fund and Large Cap Growth Fund

Douglas J. Roman, CFA, CMT Director of Equity Management Years with the Adviser and affiliated entities: 10 Industry experience: 25 years	Lead Portfolio Manager responsible for directing the quantitative efforts of the Large Core/Growth Equity Investment Management Team and overseeing the research group.
Prior to joining PNC in 2002, Mr. Roman worked for Penn Street Advisors, Inc., the Penn Street Funds, The Vanguard Group, Rittenhouse Financial Services and CoreStates Investment Advisors.

Mark W. Batty, CFA Co-Portfolio Manager Years with the Adviser and affiliated entities: 9 Industry experience: 22 years	Co-directs the Large Core/Growth Equity Analyst team and provides research coverage on the Financial Services sector.
Prior to joining PNC in February 2003, Mr. Batty served with The Pennsylvania Trust Company, Penn Mutual Life Insurance, Ryan, Beck & Co. and CoreStates Investment Advisors.

Ruairi G. O'Neill, CFA Co-Portfolio Manager Years with the Adviser and affiliated entities: 14 Industry experience: 17 years	Co-directs the Large Core/Growth Equity Analyst team and provides research coverage on the Pharmaceutical, Biotechnology, Medical Device, and Health Care Services industries.
Prior to joining PNC in June 1998, Mr. O'Neill served with PNC Bank's former affiliate, PNC Global Investment Servicing, at the company's international offices in Dublin, Ireland.

Large Cap Value Fund and Mid Cap Value Fund

Edward A. Johnson, CFA Portfolio Manager Years with the Adviser: 8 Industry experience: 15 years	Mr. Johnson is a Portfolio Manager with shared responsibility for portfolio management of the Large Cap Value Fund and Mid Cap Value Fund.
Mr. Johnson has been with the Adviser since 2004. From 2000 to 2004, Mr. Johnson was a founding member of Volaris Advisors, a derivatives advisory firm in New York specializing in risk and volatility management, which was acquired by Credit Suisse First Boston.

Michael E. Santelli, CFA, CPA Managing Director Years with the Adviser: 17 Industry experience: 21 years	Mr. Santelli is responsible for management of the Large Cap Value Fund and Mid Cap Value Fund. Mr. Santelli has been with the Adviser since 1995.

Alex L. Vallecillo, CFA Senior Portfolio Manager Years with the Adviser: 16 Industry experience: 17 years	Mr. Vallecillo is responsible for management of the Large Cap Value Fund and Mid Cap Value Fund. Mr. Vallecillo has been with the Adviser since 1996.

Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund and Multi-Factor Small Cap Value Fund

Hitesh C. Patel, PhD Managing Director Years with the Adviser: 7 Industry experience: 18 years	Mr. Patel has overall responsibility for quantitative research and portfolio management.
Prior to joining the Adviser in April 2005, Mr. Patel served as Director of Quantitative Research at Harris Investment Management, Inc. ("HIM"). Mr. Patel had been with HIM since 1998.

Paul Kleinaitis, CFA Senior Portfolio Manager Years with the Adviser: 7 Industry experience: 25 years	Mr. Kleinaitis is responsible for portfolio management and investment research.
Prior to joining the Adviser in April 2005, Mr. Kleinaitis was a portfolio manager for HIM. Mr. Kleinaitis had been with HIM since 1999.

S&P 500 Index Fund

Hitesh C. Patel, PhD Managing Director Years with the Adviser: 7 Industry experience: 18 years	Mr. Patel has overall responsibility for quantitative research and portfolio management.
Prior to joining the Adviser in April 2005, Mr. Patel served as Director of Quantitative Research at HIM. Mr. Patel had been with HIM since 1998.

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Name	Business experience
Chen Chen, PhD Senior Analyst Years with the Adviser: 7 Industry experience: 7 years	Ms. Chen is responsible for quantitative research, index strategy research, and structured equity research.
Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the University of Illinois at Chicago pursuing a doctorate in Business Statistics. Ms. Chen earned her doctorate in September 2005.

Small Cap Fund

Gordon A. Johnson Managing Director and Senior Portfolio Manager Years with the Adviser: 7 Industry experience: 27 years	Mr. Johnson has overall responsibility for the team's investment operations.
Prior to Investment Counselors' merger with the Adviser on December 31, 2005, Mr. Johnson was the President and Chief Investment Officer of Investment Counselors, the former sub-adviser to the Small Cap Fund, since 1985.

M. Jed Ellerbroek, Jr., CFA Analyst Years with the Adviser: 4 Industry experience: 7 years	Mr. Ellerbroek is responsible for providing security analysis and idea generation to the portfolio management process for the Small Cap Fund.
Prior to joining the Adviser in 2008, Mr. Ellerbroek was an associate analyst at Wachovia Capital Markets.

James E. Mineman Senior Portfolio Manager Years with the Adviser: 7 Industry experience: 18 years	Mr. Mineman is responsible for coordinating the equity research process along with security analysis for the Small Cap Fund.
Prior to Investment Counselors' merger with the Adviser on December 31, 2005, Mr. Mineman was the Director of Equity Research at Investment Counselors, the former sub-adviser to the Small Cap Fund, since 1994.

Peter A. Roy, CFA Senior Analyst Years with the Adviser: 7 Industry experience: 12 years	Mr. Roy is responsible for providing security analysis and idea generation to the portfolio management process for the Small Cap Fund.
Prior to Investment Counselors' merger with the Adviser on December 31, 2005, Mr. Roy was a portfolio manager at Investment Counselors, the former sub-adviser to the Small Cap Fund, since 2003. Prior to 2003, Mr. Roy was a portfolio manager for Allegiant Trust Company.

Lisa A. Teter Senior Analyst Years with the Adviser: 7 Industry experience: 18 years	Ms. Teter is responsible for portfolio management and trading along with security analysis and idea generation to the portfolio management process for the Small Cap Fund.
Prior to Investment Counselors' merger with the Adviser on December 31, 2005, Ms. Teter was a portfolio manager at Investment Counselors, the former sub-adviser to the Small Cap Fund, since 1994.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Funds is described in the Statement of Additional Information.

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PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange and redeem Class A Shares and Class C Shares of the Funds. The Funds may accept or reject any purchase order.

Class A Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to invest, and whether you plan to make additional investments.

Class A Shares

•  Front-end sales charge (see the section entitled "Reduced Sales Charges – Class A Shares" for information about reduced or waived front-end sales charges)

•  Contingent deferred sales charge on certain purchases of $1 million or more (back-end sales charge if you redeem within 18 months of initial purchase)

•  12b-1 fees up to 0.10% of net assets

•  Shareholder servicing fees up to 0.25% of net assets

•  $1,000 minimum initial investment – no subsequent minimum investment

•  Does not convert to any other share class

•  $50 minimum monthly investment through Planned Investment Program

Class C Shares:

•  No front-end sales charge

•  Contingent deferred sales charge (back-end sales charge if you redeem within 18 months of initial purchase)

•  12b-1 fees up to 0.75% of net assets

•  Shareholder servicing fees up to 0.25% of net assets

•  $1,000 minimum initial investment – no subsequent minimum investment

•  Does not convert to any other share class

•  $50 minimum monthly investment through Planned Investment Program

Class C Shares are not available for purchase in the PNC Multi-Factor Small Cap Core Fund.

For investors purchasing Class A or Class C Shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program." For information on how to open an account and set up procedures for placing transactions, call 1-800-622-FUND (3863).

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services, including 12b-1 fees. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by the Board, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

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How to Purchase and Exchange Fund Shares

New Account Set Up	Adding to an Existing Account
Online pncfunds.com	• Visit our site and click on "Account Access" to submit an online application. Or log on to our on-line Forms Center to print an application and mail to the address below.
• Unless you arrange to pay by wire or Automated Clearing House ("ACH"), write your check, payable in U.S. dollars, to "PNC Funds (Fund name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).	• You may place your purchase order on our website using your established banking instructions for payment. To authorize this service, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Mail	• Complete and sign an application. Applications may be requested by calling 1-800-622-FUND (3863) and are also available at pncfunds.com.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the completed and signed account application and your check to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722	• Provide purchase instructions with the fund name, share class, your account number and account registration information.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the instructions and the check to one of the two mailing addresses provided.

By Telephone with Wire Transfer	• Call Investor Services at 1-800-622-FUND (3863) to set up an account number and to receive a wire control number to be included in the body of the wire.
• Ask your bank to immediately transmit available funds by wire. Your bank may charge you a wiring fee for this service.
• Wiring instructions are as follows:
Bank of New York Mellon
ABA # 011001234
Credit: 0000735906
BNY Mellon Investment Servicing (US) Inc. as agent for PNC Funds
Further Credit: Beneficiary Name
Beneficiary Fund/Account Number
• Complete and sign the account application and mail to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.	• If you previously selected the telephone purchases option for your account, call Investor Services at 1-800-622-FUND (3863) to purchase additional shares.
• If your bank account information is on file, you can request purchases through federal funds wire or electronic transfer through the ACH.
• To add telephone purchases option to your account, please complete an Account Maintenance Form or call Investor Services.
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

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How to Purchase and Exchange Fund Shares (continued)

New Account Set Up	Adding to an Existing Account
Planned Investment Program (systematic investing)	• With a $50 minimum initial investment, you may purchase Class A or Class C Shares automatically through regular deductions from your regular checking or savings bank account in amounts of at least $50 per month per account.
• You may arrange for participation in this program when a new account is established.	• With current bank account information on your account, participation in the program can be arranged via the Internet or by calling 1-800-622-FUND (3863).
• For existing accounts, without bank account information, participation can be arranged by completing an Account Maintenance Form with banking information. This form must include a signature guarantee by a bank or other financial institution.

By Exchange	• You may exchange your shares of a Fund for the same class of shares of another PNC Fund.
• Call with your account name, number, and amount of exchange into an existing account (minimum amount is $1,000).
• You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.	• If you previously selected the telephone exchange option for your account, call our Investor Services at 1-800-622-FUND (3863) to exchange your shares.
• To authorize exchanges to your account, please complete an Account Maintenance Form or call Investor Services.

Systematic Exchange Program

•  You may exchange shares of a PNC Fund for any other PNC Fund of the same class automatically, at periodic intervals. If you would like to enter a program concerning Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

•  Because purchases of Class A Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

•  You may arrange for participation in this program via the Internet at pncfunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

Financial Intermediary

•  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds' transfer agent on time.

•  PNC Funds may authorize certain financial intermediaries to receive, on behalf of PNC Funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day (as defined below) and subsequently communicated properly to the Fund, and the order will be priced at the Fund's net asset value ("NAV") per share next determined after such receipt by the financial intermediary, adjusted for any applicable sales charge.

•  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

Note: If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

How We Calculate NAV

The price of Fund shares is based on the Fund's NAV. NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost. Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable by the Adviser, fair value prices will be determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board of Trustees. A Fund will use fair value

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pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the New York Stock Exchange ("NYSE")) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities such that market quotations are not reliable or readily available. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments. Expenses common to all the Funds in PNC Funds are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

General Information Regarding Purchases

You may purchase shares on any day that the NYSE is open for business ("Business Day"). Shares cannot be purchased by wire transactions on days when banks are closed.

PNC Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form plus, in the case of Class A Shares, the applicable front-end sales charge. In order for you to receive a Fund's NAV determined on a business day, your authorized financial intermediary, if any, must receive your redemption request in good order before the close of trading on the NYSE (normally, 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly to the Fund. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading.

Certain shareholders may also purchase shares of the money market funds of PNC Advantage Funds (together with the PNC Funds, the "Fund Complex"), investment portfolios of another registered investment company for whom the Adviser provides investment advisory services. The PNC Advantage Funds' minimum initial investment is $3 million, subject to certain exceptions. There is no minimum subsequent investment. The PNC Advantage Funds, at their discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $3 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the PNC Advantage Funds, adequate intent and availability of assets to reach a future level of investment of $3 million in the Fund Complex. Please see the PNC Advantage Funds prospectus for more information.

General Information Regarding Exchanges

You may exchange your shares of a Fund for the same class of shares of another PNC Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.

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•  Class A Shares

You may exchange Class A Shares of any PNC Fund for Class A Shares of any other PNC Fund. If you exchange shares that you purchased without a sales charge into a PNC Fund with a sales charge, that exchange is subject to the sales charge applicable to the new Fund. If you exchange shares into a PNC Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

•  Class C Shares

You may exchange Class C Shares of any PNC Fund for Class C Shares of any other PNC Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

Sales Charges

Front-End Sales Charges – Class A Shares

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

International Equity, Large Cap Core Equity, Large Cap Growth, Large Cap Value, Mid Cap Value, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, and Small Cap Funds

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers' Reallowance as a % of Offering Price Per Share
Less than $25,000	5.50	5.82	5.00
$25,000 but less than $50,000	5.25	5.54	4.75
$50,000 but less than $100,000	4.75	4.99	4.25
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	3.00	3.09	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.50
$1,000,000 or more*	—	—	—

Balanced Allocation Fund

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers' Reallowance as a % of Offering Price Per Share
Less than $50,000	4.75	4.99	4.25
$50,000 but less than $100,000	4.00	4.17	3.50
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.50
$1,000,000 or more*	—	—	—

S&P 500 Index Fund

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers' Reallowance as a % of Offering Price Per Share
Less than $100,000	2.50	2.56	2.00
$100,000 but less than $250,000	2.00	2.04	1.50
$250,000 but less than $500,000	1.50	1.52	1.00
$500,000 but less than $1,000,000	1.00	1.01	0.50
$1,000,000 or more*	—	—	—

*  There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more and in such cases, the underwriter, Adviser, or one of their affiliates, may make a payment to the selected dealer in an amount not to exceed 1.00% of the amount invested. For each Fund other than the S&P 500 Index Fund, if you redeem the shares within 18 months after the purchase date, a contingent deferred sales charge of 1.00% will be assessed against your account. Please see the section entitled "Contingent Deferred Sales Charges" for additional information.

Reduced Sales Charges – Class A Shares

Rights of Accumulation. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. PNC Funds will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:

(i)  your account;

(ii)  your spouse's account;

(iii)  a joint account with your spouse; or

(iv)  your minor children's trust or custodial accounts.

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A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. PNC Funds will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide PNC Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. PNC Funds may amend or terminate this right of accumulation at any time.

Combined Purchases. You may qualify for a reduced sales charge if you are purchasing shares of the Funds. When calculating the appropriate sales charge rate, PNC Funds will combine same day purchases of Class A Shares of the Funds (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination also applies to Class A Shares that you purchase with a Letter of Intent, as described below. You must notify PNC Funds of the purchases that qualify for this discount at the time of purchase. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts that you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of PNC Funds held in:

•  all of your accounts at PNC Funds or a financial intermediary;

•  any of your accounts at another financial intermediary; and

•  accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

Letter of Intent. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. PNC Funds will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send PNC Funds a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes PNC Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, PNC Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

For more information on reduced sales charges, please visit PNC Funds' website at pncfunds.com or consult your broker or financial intermediary. The website includes information on sales charges and purchase of shares, free of charge and in a clear and prominent format.

Waiver of Front-End Sales Charge – Class A Shares

The front-end sales charge will be waived on Class A Shares purchased:

•  by Trustees and officers of PNC Funds and their immediate families (spouse, parents, siblings, children and grandchildren);

•  by directors and retired directors of The PNC Financial Services Group, Inc. (PNC) or any of its affiliates and their immediate families, employees and retired employees of PNC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of PNC or any of its affiliates;

•  by officers, directors, employees and retirees of the Sub-Advisers, co-administrators, transfer agent, distributor and custodian and members of their immediate families;

•  by direct transfer or rollover from a qualified plan of current investments in the Fund through such plans for which affiliates of PNC serve as trustee or agent (or institutions having relationships with affiliates of PNC);

•  by investors purchasing through an authorized payroll deduction plan;

•  by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients; and

•  through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including, but not limited to, Charles Schwab Mutual Fund Marketplace.TM Check with your broker-dealer to see if you qualify for this exemption.

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Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, PNC Funds must receive your purchase order within 180 days of your redemption. In addition, you must notify PNC Funds when you send in your purchase order that you are repurchasing shares and would like to exercise this option.

Contingent Deferred Sales Charges

If you redeem your Class A Shares (for all Equity Funds other than the S&P 500 Index Fund) purchased in the amount of $1,000,000 or more, without a sales charge, within 18 months after your purchase, you will pay a contingent deferred sales charge of 1.00% on the NAV of the shares next calculated after the Fund receives your sale request in good order. No contingent deferred sales charge will be charged if you redeem Class A Shares of the S&P 500 Index Fund purchased without a sales charge in the amount of $1,000,000 or more.

You do not pay a sales charge when you purchase Class C Shares. The offering price of Class C Shares is simply the next calculated NAV. If you redeem your Class C Shares within 18 months after your purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request.

The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges for the same Class of Shares of another PNC Fund. There is no conversion feature for Class C Shares.

When an investor redeems shares, they are redeemed first from those shares that are not subject to the contingent deferred sales charge (i.e., shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the shares that have been held the longest.

The contingent deferred sales charge will be waived if you redeem your Class C Shares for the following reasons:

•  redemptions following the death or disability of a shareholder;

•  redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 701/2 years of age;

•  minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

•  redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

•  redemptions by a settlor of a living trust;

•  redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

•  return of excess contributions;

•  redemptions following the death or disability of both shareholders in the case of joint accounts;

•  exchange of Class C Shares of a PNC Fund for Class C Shares of another PNC Fund;

•  distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

•  exchange of Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

•  redemptions by participants in a qualified plan who transfer funds from a PNC Fund to a non-PNC Fund available through the plan.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. On purchases of Class A Shares (for all Equity Funds other than the S&P 500 Index Fund) of $1,000,000 or more, a payment may be made to the selected dealer in an amount not to exceed 1.00% of the amount invested. When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

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How to Redeem Your Fund Shares

Shareholders may redeem shares by following the procedures described below.

Online pncfunds.com	The minimum amount for Internet redemptions is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize a Systematic Withdrawal Plan, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Telephone 1-800-622-FUND (3863)	Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

By Mail	Provide redemption instructions with your name, fund name, share class, your account number and the amount you would like to sell in dollars or shares. These instructions must be signed by each owner of the account or authorized signatory.
Mail the instructions to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722

Systematic Withdrawal Plan	If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class C Shares, as long as the annual amounts withdrawn do not exceed 10% of the account. The proceeds of each withdrawal will be mailed to you by check or via electronic transfer to your bank checking or savings account. Participation in this program can be arranged when completing an account application or an Account Maintenance Form, available on pncfunds.com, or by calling 1-800-622-FUND (3863).

Financial Intermediary	Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Funds.

Signature Guarantee

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

Receiving Your Money

If you would like the proceeds of your redemption to be sent to an address, or made payable to a payee which is different from the address or payee information we have on record, or if you wish to redeem $100,000 or more of your shares, please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

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Redemption requests will be processed at the next NAV determined, after the Fund receives your request in good order, less any applicable deferred sales charge. Good order means that complete information is provided about your sale request. See "Contingent Deferred Sales Charges" for information concerning the application of contingent deferred sales charges.

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your financial intermediary may charge a fee.

If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase). If you recently changed your address, you will not be able to redeem your shares within 30 days after the change without a signature guarantee.

Redemptions in Kind

We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemptions in kind) with a market value equal to the redemption price rather than cash when the Fund determines that it is in the best interests of the Fund and its shareholders. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

Involuntary Sale of Your Shares

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will give you or your financial intermediary at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Redeem Your Shares

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a)  trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  the SEC has by order permitted the Fund's suspension;

(d)  an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets; or

(e)  permitted by applicable law.

Telephone and Internet Transactions

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss.

Customer Identification Program

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

Cost Basis Reporting

When you redeem or exchange Fund shares that are held in a taxable account, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the Internal Revenue Service on an Internal Revenue Service Form 1099-B cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the "wash sale" rules. Such reporting generally is not required for shares held in a Qualified Plan or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

A Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares. If you do not select a particular cost basis reporting

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method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund's default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary's default method (or the method you have selected by notifying the intermediary) will apply. Please see the Funds' website at: pncfunds.com or contact the Funds at 1-800-622-FUND (3863) or consult your financial intermediary, as appropriate, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in a Fund, and to determine which available cost basis method is best for you.

Limitations on Purchases, Exchanges and Redemptions

PNC Funds' Board of Trustees has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

General Trading Limits: Fund shareholders are limited to no more than one "round trip" transaction – a fund purchase followed shortly by a corresponding sale (redemption or exchange) – during a 60-day period. If more than one "round trip" transaction occurs in an account, there must be at least 60 calendar days between the initiation of each transaction.

PNC Funds reserves the right to notify shareholders who violate PNC Funds' market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

•  Reject a purchase or exchange order

•  Delay payment of immediate cash redemption proceeds for up to seven calendar days

•  Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

•  Limit the amount of any exchange

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Each Fund has adopted separate distribution plans with respect to Class A Shares and Class C Shares, pursuant to Rule 12b-1 under the 1940 Act, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. The Board of Trustees has approved a contractual commitment whereby actual distribution fees for Class A Shares are limited to no more than: (i) 0.005% with respect to the S&P 500 Index Fund; (ii) 0.04% with respect to the Balanced Allocation and Multi-Factor Small Cap Value Funds; (iii) 0.03% with respect to the Multi-Factor Small Cap Growth, Multi-Factor Small Cap Core, and Large Cap Core Equity Funds; and (iv) 0.05% with respect to each other Equity Fund. This commitment continues through September 30, 2013 at which time the Board will determine whether to renew, revise or discontinue it.

Distribution fees for Class C Shares, as a percentage of average daily net assets, are 0.75% for each Fund offered in this prospectus.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares

61

or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares and Class C Shares for these shareholder services.

From time to time, financial intermediaries or their representatives may receive cash or non-cash compensation in the form of occasional gifts, occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

Dividends from net investment income are declared and paid as follows:

Fund Name
Balanced Allocation	Quarterly
International Equity	Annually
Large Cap Core Equity	Quarterly
Large Cap Growth	Annually
Large Cap Value	Quarterly
Mid Cap Value	Annually
Multi-Factor Small Cap Core	Annually
Multi-Factor Small Cap Growth	Annually
Multi-Factor Small Cap Value	Annually
S&P 500 Index	Quarterly
Small Cap	Annually

Each Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the corresponding distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain United States federal income tax considerations generally applicable to investments in the Funds under current law, which is subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are United States citizens or residents. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Each Fund intends to qualify and be treated each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

Fund Distributions

Each Fund intends to distribute each year all or substantially all of its net investment income and capital gains, including its net capital gain (the excess of long-term capital gain over short-term capital loss, in each case determined with reference to any loss carryforwards). You will be subject to federal income tax on Fund distributions in the manner described herein, regardless of whether they are paid in cash or reinvested in additional shares. Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in the following January are taxable as if they were paid on December 31 of the year in which they were declared.

Distributions of investment income and gains from the sale of investments that a Fund owned for one year or less will generally be taxable to you at ordinary income rates. Distributions attributable to the net capital gain of a Fund ("capital gain dividends") will generally be taxable to you as long-term capital gain, regardless of how long you have held your shares. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. You will be notified annually of the tax status of distributions paid to you.

For taxable years beginning before January 1, 2013 distributions of investment income properly reported by a Fund as derived from "qualified dividend income" will generally be taxable to you at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Certain of a Fund's investment activities, such as securities lending activities, if any, high portfolio turnover, or investments in debt securities or "non-qualified" foreign corporations will result in a lesser amount of the Fund's distributions qualifying for this favorable tax treatment than if the Fund had not conducted such activities. See the Statement of Additional Information for a description of the requirements necessary for this favorable tax treatment to apply. The special tax treatment of qualified dividend income will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

A portion of the Funds' dividends paid to corporate shareholders may be eligible for the dividends-received deduction, provided holding period and other requirements

62

are met at both the shareholder and Fund levels. Certain of a Fund's investment activities, such as securities lending activities, if any, high portfolio turnover rate, or investments in debt securities or foreign corporations will result in a smaller portion of the Fund's distributions qualifying for the dividends-received deduction than if the Fund had not conducted such activities. No substantial portion of the distributions from the International Equity Fund will be eligible for the dividends-received deduction.

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the "net investment income" of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. However, you will be taxed on the entire amount of the distribution received, even though, as an economic matter, all or a portion of the distribution constitutes a return of capital. This tax result is known as "buying into a dividend."

Redemptions or Exchanges

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange, or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. As described under "Cost Basis Reporting" above, upon the sale, exchange, or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service with cost basis and certain other related tax information about the Fund shares you sold, redeemed or exchanged. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, all or a portion of any loss realized on a disposition of shares of a Fund will be disallowed under the "wash sale" rules if other shares of the same Fund are purchased within 30 days before or after the disposition, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.

Investments in Foreign Securities

A Fund's investments in foreign securities may be subject to foreign withholding taxes, which can decrease the Fund's yield on such securities. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least a minimum period specified by the applicable tax rules. The Funds other than the PNC International Equity Fund do not expect to be eligible to make such an election. Even if a Fund qualifies to make such an election for any year, it may determine not to do so. See the Statement of Additional Information for additional information regarding such credits.

Investments in Certain Derivatives

Certain of a Fund's investments in derivatives could affect the amount, timing and character of distributions you receive.

Backup Withholding

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable distributions or gross proceeds realized upon redemption of Fund shares payable to shareholders who fail to provide to the Fund a correct tax payer identification number in the manner required, who have under-reported dividend or interest income, or who fail to certify to the Fund that they are not subject to backup withholding. Under current law, the backup withholding rate is 28% for amounts paid through 2012 and will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

IRAs and Other Tax-Advantaged Accounts

Fund distributions on, and sales, exchanges and redemptions of, shares held through a tax-advantaged retirement account, such as an IRA or other tax-qualified plan, will not be currently taxable. Special tax rules apply to investments through such accounts. You should consult your tax advisor regarding the tax treatment of distributions from such a tax-advantaged account.

U.S. Federal Tax Treatment of Foreign Shareholders

Investors that are not U.S. citizens or residents should consult their own tax advisors regarding the U.S. and non-U.S. tax consequences of an investment in a Fund.

63

State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is in the Statement of Additional Information.

64

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares and Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2012 and is incorporated by reference into the Statement of Additional Information.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

BALANCED ALLOCATION FUND

	Class A							Class C
	2012		2011	2010	2009	2008		2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.77		$9.08	$8.26	$10.90	$11.88		$10.67		$9.00	$8.21	$10.84	$11.81
Net Investment Income[1]	0.15		0.12	0.12	0.18	0.20		0.06		0.04	0.05	0.12	0.11
Realized and Unrealized Gain (Loss) on Investments	(0.26)		1.68	0.83	(2.65)	(0.25)		(0.25)		1.66	0.82	(2.64)	(0.24)
Total from Investment Operations	(0.11)		1.80	0.95	(2.47)	(0.05)		(0.19)		1.70	0.87	(2.52)	(0.13)
Payment by Affiliate[1]	—	**,2	—	—	—	—	**,3	—	**,2	—	—	—	—	**,3
Dividends from Net Investment Income	(0.15)		(0.11)	(0.13)	(0.17)	(0.22)		(0.07)		(0.03)	(0.08)	(0.11)	(0.13)
Distributions from Net Realized Gains	—		—	—	—	(0.71)		—		—	—	—	(0.71)
Total Distributions	(0.15)		(0.11)	(0.13)	(0.17)	(0.93)		(0.07)		(0.03)	(0.08)	(0.11)	(0.84)
Net Asset Value, End of Period	$10.51		$10.77	$9.08	$8.26	$10.90		$10.41		$10.67	$9.00	$8.21	$10.84
Total Return†	(0.95)%[2]		19.96%	11.52%	(22.68)%	(0.61)%		(1.73)%[2]		18.97%	10.64%	(23.24)%	(1.25)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$10,439		$12,791	$13,487	$13,863	$17,959		$798		$895	$1,223	$1,182	$2,026
Ratio of Expenses to Average Net Assets	1.20%[4]		1.31%	1.33%	1.27%	1.23%		2.00%		2.02%	2.05%	1.99%	1.96%
Ratio of Net Investment Income to Average Net Assets	1.41%[4]		1.17%	1.33%	2.11%	1.75%		0.61%		0.46%	0.61%	1.41%	1.02%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.42%		1.36%	1.33%	1.27%	1.23%		2.13%		2.07%	2.05%	1.99%	1.96%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.19%		1.12%	1.33%	2.11%	1.75%		0.48%		0.41%	0.61%	1.41%	1.02%
Portfolio Turnover Rate	63%		76%	115%	93%	126%		63%		76%	115%	93%	126%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  During the year ended May 31, 2012, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund. See Note 11 in Notes to Financial Statements.

3  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

4  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.09% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

65

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

INTERNATIONAL EQUITY FUND

	Class A							Class C
	2012		2011	2010	2009	2008[1]		2012		2011	2010	2009	2008[1]
Net Asset Value, Beginning of Period	$16.15		$12.03	$10.86	$17.78	$17.93		$15.59		$11.63	$10.57	$17.14	$17.30
Net Investment Income[2]	0.14		0.11	0.09	0.11	0.21		0.03		0.02	0.02	0.01	0.07
Realized and Unrealized Gain (Loss) on Investments	(3.26)		4.09	1.08	(6.77)	(0.24)		(3.15)		3.94	1.04	(6.47)	(0.23)
Total from Investment Operations	(3.12)		4.20	1.17	(6.66)	(0.03)		(3.12)		3.96	1.06	(6.46)	(0.16)
Payment by Affiliate[2]	—	**,3	—	—	—	—	**,4	—	**,3	—	—	—	—	**,4
Contributions of Capital by Affiliate[2]	—	**,5	—	—	—	—		—	**,5	—	—	—	—
Dividends from Net Investment Income	(0.13)		(0.08)	—	(0.26)	(0.12)		(0.01)		— **	—	(0.11)	—
Distributions from Net Realized Gains	—		—	—	—	—		—		—	—	—	—
Total Distributions	(0.13)		(0.08)	—	(0.26)	(0.12)		(0.01)		—	—	(0.11)	—
Net Asset Value, End of Period	$12.90		$16.15	$12.03	$10.86	$17.78		$12.46		$15.59	$11.63	$10.57	$17.14
Total Return†	(19.30)%[3,5]		35.00%	10.77%	(37.15)%	(0.18)%		(19.98)%[3,5]		34.05%	10.03%	(37.58)%	(0.93)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$7,757		$11,493	$10,498	$10,174	$19,319		$313		$451	$358	$314	$988
Ratio of Expenses to Average Net Assets	1.42%[6]		1.53%	1.53%	1.53%	1.48%		2.23%		2.23%	2.22%	2.23%	2.20%
Ratio of Net Investment Income to Average Net Assets	0.97%[6]		0.79%	0.69%	0.94%	1.28%		0.19%		0.16%	0.15%	0.08%	0.56%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.53%		1.53%	1.53%	1.60%	1.63%		2.23%		2.23%	2.22%	2.31%	2.35%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.86%		0.79%	0.69%	0.87%	1.13%		0.19%		0.16%	0.15%	0.00%	0.41%
Portfolio Turnover Rate	31%		38%	74%	37%	43%		31%		38%	74%	37%	43%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Redemption fees received during the year had no effect on the net asset value.

2  Per share data calculated using average shares outstanding method.

3  During the year ended May 31, 2012, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund. See Note 11 in Notes to Financial Statements.

4  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

5  During the year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to errors in the valuation of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. The payment had no impact on the total return of the Fund. See Note 10 in Notes to Financial Statements.

6  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.11% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

66

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

LARGE CAP CORE EQUITY FUND

	Class A						Class C
	2012	2011	2010	2009	2008		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.73	$8.42	$7.19	$11.60	$13.33		$10.01	$7.86	$6.75	$10.95	$12.70
Net Investment Income (Loss)[1]	0.10	0.07	0.02	0.03	(0.03)		0.01	0.01	(0.03)	(0.03)	(0.11)
Realized and Unrealized Gain (Loss) on Investments	(0.17)	2.31	1.23	(4.29)	(0.59)		(0.16)	2.16	1.14	(4.04)	(0.56)
Total from Investment Operations	(0.07)	2.38	1.25	(4.26)	(0.62)		(0.15)	2.17	1.11	(4.07)	(0.67)
Payment by Affiliate[1]	—	—	—	—	—	**,2	—	—	— **	—	—	**,2
Dividends from Net Investment Income	(0.09)	(0.07)	(0.02)	(0.02)	(0.07)		(0.02)	(0.02)	— **	—	(0.04)
Distributions from Net Realized Gains	—	—	—	(0.13)	(1.04)		—	—	—	(0.13)	(1.04)
Total Distributions	(0.09)	(0.07)	(0.02)	(0.15)	(1.11)		(0.02)	(0.02)	—	(0.13)	(1.08)
Net Asset Value, End of Period	$10.57	$10.73	$8.42	$7.19	$11.60		$9.84	$10.01	$7.86	$6.75	$10.95
Total Return†	(0.67)%	28.32%	17.45%	(36.63)%	(5.05)%		(1.49)%	27.59%	16.48%	(37.05)%	(5.69)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$2,596	$3,466	$3,407	$3,343	$5,361		$128	$178	$149	$148	$315
Ratio of Expenses to Average Net Assets	1.13%[3]	1.23%	1.29%	1.21%	1.17%		1.94%	1.94%	1.99%	1.92%	1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.92%[3]	0.76%	0.25%	0.34%	(0.23)%		0.12%	0.06%	(0.45)%	(0.39)%	(0.95)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.55%	1.57%	1.64%	1.21%	1.17%		2.27%	2.28%	2.34%	1.92%	1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.50%	0.42%	(0.09)%	0.34%	(0.23)%		(0.21)%	(0.28)%	(0.79)%	(0.39)%	(0.95)%
Portfolio Turnover Rate	60%	79%	383%[4]	89%	83%		60%	79%	383%[4]	89%	83%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.09% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

4  During the period ended May 31, 2010, the portfolio turnover rate increased as a result of significant shareholder redemptions during the period.

67

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

LARGE CAP GROWTH FUND

	Class A					Class C
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.88	$13.14	$11.35	$18.17	$20.47	$15.55	$12.14	$10.55	$16.98	$19.38
Net Investment Income (Loss)[1]	0.07	0.02	0.01	0.03	(0.12)	(0.06)	(0.08)	(0.07)	(0.06)	(0.22)
Realized and Unrealized Gain (Loss) on Investments	0.05	3.78	1.80	(6.83)	(0.33)	0.05	3.49	1.66	(6.37)	(0.33)
Total from Investment Operations	0.12	3.80	1.81	(6.80)	(0.45)	(0.01)	3.41	1.59	(6.43)	(0.55)
Payment by Affiliate[1]	—	—	—	—	0.01[2]	—	—	—	—	0.01[2]
Dividends from Net Investment Income	(0.04)	(0.06)	(0.02)	(0.02)	—	—	—	—	— **	—
Distributions from Net Realized Gains	—	—	—	—	(1.86)	—	—	—	—	(1.86)
Total Distributions	(0.04)	(0.06)	(0.02)	(0.02)	(1.86)	—	—	—	—	(1.86)
Net Asset Value, End of Period	$16.96	$16.88	$13.14	$11.35	$18.17	$15.54	$15.55	$12.14	$10.55	$16.98
Total Return†	0.71%	28.96%	15.95%	(37.40)%	(2.79)%[3]	(0.06)%	28.09%	15.07%	(37.85)%	(3.49)%[3]
Ratios/Supplemental Data
Net Assets End of Period (000)	$12,159	$15,282	$14,797	$14,664	$24,234	$216	$286	$242	$230	$500
Ratio of Expenses to Average Net Assets	1.17%[4]	1.28%	1.28%	1.24%	1.17%	1.98%	1.98%	1.99%	1.94%	1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.43%[4]	0.13%	0.11%	0.24%	(0.47)%	(0.38)%	(0.57)%	(0.59)%	(0.49)%	(1.19)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.39%	1.37%	1.33%	1.24%	1.17%	2.08%	2.07%	2.03%	1.94%	1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.21%	0.04%	0.06%	0.24%	(0.47)%	(0.48)%	(0.66)%	(0.64)%	(0.49)%	(1.19)%
Portfolio Turnover Rate	61%	71%	165%[5]	93%	92%	61%	71%	165%[5]	93%	92%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  During the year ended May 31, 2008, 0.05% of Class A and Class C total returns was attributable to a one-time payment resulting from an agreement between the Adviser and the Trust regarding marketing budget arrangements. Excluding this item, the total returns would have been (2.84)% and (3.59)% for Class A and Class C, respectively.

4  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.11% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

5  During the period ended May 31, 2010, the portfolio turnover rate increased as a result of significant shareholder redemptions.

68

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

LARGE CAP VALUE FUND

	Class A						Class C
	2012	2011	2010	2009	2008		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.16	$11.57	$10.68	$16.68	$20.91		$13.95	$11.39	$10.52	$16.43	$20.66
Net Investment Income[1]	0.18	0.13	0.14	0.23	0.23		0.07	0.04	0.05	0.15	0.09
Realized and Unrealized Gain (Loss) on Investments	(0.62)	2.60	0.92	(5.72)	(2.32)		(0.61)	2.57	0.91	(5.64)	(2.29)
Total from Investment Operations	(0.44)	2.73	1.06	(5.49)	(2.09)		(0.54)	2.61	0.96	(5.49)	(2.20)
Payment by Affiliate[1]	—	—	—	—	—	**,2	—	—		—	—	**,2
Dividends from Net Investment Income	(0.16)	(0.14)	(0.17)	(0.22)	(0.28)		(0.07)	(0.05)	(0.09)	(0.13)	(0.17)
Distributions from Net Realized Gains	—	—	—	(0.29)	(1.86)		—	—	—	(0.29)	(1.86)
Total Distributions	(0.16)	(0.14)	(0.17)	(0.51)	(2.14)		(0.07)	(0.05)	(0.09)	(0.42)	(2.03)
Net Asset Value, End of Period	$13.56	$14.16	$11.57	$10.68	$16.68		$13.34	$13.95	$11.39	$10.52	$16.43
Total Return†	(3.03)%	23.81%	9.86%	(32.84)%	(10.48)%		(3.85)%	22.96%	9.11%	(33.31)%	(11.13)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$22,020	$28,623	$28,699	$30,435	$52,495		$126	$152	$218	$259	$440
Ratio of Expenses to Average Net Assets	1.18%[3]	1.27%	1.25%	1.22%	1.16%		1.99%	1.96%	1.95%	1.92%	1.88%
Ratio of Net Investment Income to Average Net Assets	1.35%[3]	1.03%	1.17%	1.98%	1.27%		0.54%	0.32%	0.46%	1.29%	0.55%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.29%	1.27%	1.25%	1.22%	1.16%		1.99%	1.96%	1.95%	1.92%	1.88%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.24%	1.03%	1.17%	1.98%	1.27%		0.54%	0.32%	0.46%	1.29%	0.55%
Portfolio Turnover Rate	23%	69%	52%	65%	104%		23%	69%	52%	65%	104%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.11% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

69

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

MID CAP VALUE FUND

	Class A						Class C
	2012	2011	2010	2009	2008		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.19	$10.67	$8.59	$13.30	$16.38		$12.83	$10.36	$8.40	$13.06	$16.13
Net Investment Income[1]	0.07	0.03	0.04	0.09	0.09		(0.04)	(0.05)	(0.03)	0.02	(0.02)
Realized and Unrealized Gain (Loss) on Investments	(1.21)	2.60	2.04	(4.67)	(2.26)		(1.18)	2.52	1.99	(4.58)	(2.22)
Total from Investment Operations	(1.14)	2.63	2.08	(4.58)	(2.17)		(1.22)	2.47	1.96	(4.56)	(2.24)
Payment by Affiliate[1]	—	—	—	—	—	**,2	—	—	—	—	—	**,2
Dividends from Net Investment Income	(0.02)	(0.11)	—	(0.13)	(0.20)		—	— **	—	(0.10)	(0.12)
Distributions from Net Realized Gains	—	—	—	—	(0.71)		—	—	—	—	(0.71)
Total Distributions	(0.02)	(0.11)	—	(0.13)	(0.91)		—	—	—	(0.10)	(0.83)
Net Asset Value, End of Period	$12.03	$13.19	$10.67	$8.59	$13.30		$11.61	$12.83	$10.36	$8.40	$13.06
Total Return†	(8.63)%	24.72%	24.21%	(34.33)%	(13.42)%		(9.51)%	23.85%	23.33%	(34.82)%	(14.04)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$11,561	$36,945	$48,515	$46,524	$94,590		$1,509	$2,430	$3,794	$4,176	$7,699
Ratio of Expenses to Average Net Assets	1.14%[3]	1.32%	1.32%	1.33%	1.26%		2.06%	2.02%	2.02%	2.04%	1.97%
Ratio of Net Investment Income to Average Net Assets	0.58%[3]	0.24%	0.38%	0.96%	0.58%		(0.34)%	(0.45)%	(0.33)%	0.27%	(0.13)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.36%	1.32%	1.32%	1.45%	1.51%		2.06%	2.02%	2.02%	2.15%	2.22%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.36%	0.24%	0.38%	0.84%	0.33%		(0.34)%	(0.45)%	(0.33)%	0.16%	(0.38)%
Portfolio Turnover Rate	23%	32%	66%	73%	58%		23%	32%	66%	73%	58%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.22% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

MULTI-FACTOR SMALL CAP CORE FUND1

	Class A
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.59	$8.82	$7.00	$11.03	$12.31
Net Investment Income[2]	0.02	0.01	0.03	0.02	0.01
Realized and Unrealized Gain (Loss) on Investments	(0.74)	2.89	1.89	(4.05)	(1.25)
Total from Investment Operations	(0.72)	2.90	1.92	(4.03)	(1.24)
Payment by Affiliate[2]	—	—	—	—	—	**,3
Dividends from Net Investment Income	—	(0.13)	(0.10)	—	(0.04)[4]
Distributions from Net Realized Gains	—	—	—	—	—
Total Distributions	—	(0.13)	(0.10)	—	(0.04)
Net Asset Value, End of Period	$10.87	$11.59	$8.82	$7.00	$11.03
Total Return†	(6.21)%	33.02%	27.53%	(36.54)%	(10.09)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$285	$254	$272	$235	$454
Ratio of Expenses to Average Net Assets	1.16%[5]	1.24%	1.24%	1.20%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.21%[5]	0.05%	0.32%	0.22%	0.00%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.70%	1.72%	1.65%	1.55%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.33)%	(0.43)%	(0.09)%	(0.13)%	(0.29)%
Portfolio Turnover Rate	77%	90%	105%	186%	107%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  At May 31, 2012, net assets of the Class C Shares amounted to $11, representing initial seed capital. There was no other shareholder activity in this share class during the reporting period; therefore, no information is presented. See Note 14 in Financial Statements.

2  Per share data calculated using average shares outstanding method.

3  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

4  Includes a tax return of capital of $(0.0434) for Class A.

5  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

70

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

MULTI-FACTOR SMALL CAP GROWTH FUND

	Class A						Class C
	2012	2011	2010	2009	2008		2012	2011	2010[4]
Net Asset Value, Beginning of Period	$12.59	$8.92	$7.15	$11.35	$11.74		$12.69	$9.06	$7.29
Net Investment Income (Loss)[1]	— **	(0.05)	—	(0.02)	(0.06)		(0.09)	(0.13)	(0.06)
Realized and Unrealized Gain (Loss) on Investments	(0.96)	3.75	1.77	(4.18)	(0.12)		(0.96)	3.79	1.83
Total from Investment Operations	(0.96)	3.70	1.77	(4.20)	(0.18)		(1.05)	3.66	1.77
Payment by Affiliate[1]	—	—	—	—	—	**[2]	—	—	—
Dividends from Net Investment Income	—	— **	—	—	—		—	—	—
Distributions from Net Realized Gains	—	(0.03)	—	—	(0.21)		—	(0.03)	—
Total Distributions	—	(0.03)	—	—	(0.21)		—	(0.03)	—
Net Asset Value, End of Period	$11.63	$12.59	$8.92	$7.15	$11.35		$11.64	$12.69	$9.06
Total Return†	(7.63)%	41.48%	24.76%	(37.00)%	(1.65)%		(8.27)%	40.39%	24.28%
Ratios/Supplemental Data
Net Assets End of Period (000)	$16,875	$21,566	$17,484	$38	$60		$122	$135	$124
Ratio of Expenses to Average Net Assets	1.17%[3]	1.23%	1.23%	1.20%	1.20%		1.95%	1.95%	2.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.03%[3]	(0.47)%	0.01%	(0.23)%	(0.52)%		(0.74)%	(1.19)%	(0.83)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.09%	2.20%	2.15%	2.10%	1.92%		2.81%	2.91%	3.38%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(0.89)%	(1.44)%	(0.91)%	(1.13)%	(1.24)%		(1.60)%	(2.15)%	(1.91)%
Portfolio Turnover Rate	108%	92%	112%	128%	137%		108%	92%	112%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

4  Class C Shares were first sold (excluding seed capital of $10) on July 27, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

MULTI-FACTOR SMALL CAP VALUE FUND

	Class A					Class C
	2012	2011	2010	2009	2008[1]	2012	2011	2010	2009	2008[1]
Net Asset Value, Beginning of Period	$12.83	$10.05	$7.87	$12.20	$18.49	$11.55	$9.02	$7.11	$11.02	$17.13
Net Investment Income (Loss)[2]	0.13	0.07	0.02	0.02	(0.05)	0.03	(0.01)	(0.04)	(0.04)	(0.15)
Realized and Unrealized Gain (Loss) on Investments	(1.42)	2.85	2.16	(4.24)	(3.50)	(1.29)	2.56	1.95	(3.83)	(3.22)
Total from Investment Operations	(1.29)	2.92	2.18	(4.22)	(3.55)	(1.26)	2.55	1.91	(3.87)	(3.37)
Payment by Affiliate[2]	—	—	—	—	0.01[3]	—	—	—	—	0.01[3]
Dividends from Net Investment Income	(0.09)	(0.14)	—	(0.11)[4]	—	— **	(0.02)	—	(0.04)[4]	—
Distributions from Net Realized Gains	—	—	—	—	(2.75)	—	—	—	—	(2.75)
Total Distributions	(0.09)	(0.14)	—	(0.11)	(2.75)	—	(0.02)	—	(0.04)	(2.75)
Net Asset Value, End of Period	$11.45	$12.83	$10.05	$7.87	$12.20	$10.29	$11.55	$9.02	$7.11	$11.02
Total Return†	(10.08)%	29.21%	27.70%	(34.57)%	(19.77)%[6]	(10.88)%	28.26%	26.86%	(35.08)%	(20.33)%[5]
Ratios/Supplemental Data
Net Assets End of Period (000)	$12,704	$18,570	$18,739	$18,641	$32,620	$1,004	$1,445	$1,586	$1,707	$4,151
Ratio of Expenses to Average Net Assets	1.43%[6]	1.54%	1.61%	1.64%	1.45%	2.25%	2.25%	2.32%	2.34%	2.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.08%[7]	0.66%	0.23%	0.16%	(0.34)%	0.27%	(0.06)%	(0.46)%	(0.46)%	(1.06)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.92%	1.90%	1.83%	1.64%	1.45%	2.63%	2.61%	2.53%	2.34%	2.17%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.59%	0.30%	0.02%	0.16%	(0.34)%	(0.11)%	(0.42)%	(0.67)%	(0.46)%	(1.06)%
Portfolio Turnover Rate	91%	77%	104%	81%	102%	91%	77%	104%	81%	102%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Redemption fees received during the year had no effect on the net asset value.

2  Per share data calculated using average shares outstanding method.

3  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

4  Includes a tax return of capital of $(0.0475) each for Class A and Class C.

5  During the year ended May 31, 2008, 0.05% and 0.06% of Class A and Class C total returns, respectively, were attributable to a one-time payment resulting from an agreement between the Adviser and the Trust regarding marketing budget arrangements. Excluding this item, the total returns would have been (19.82)% and (20.39)% for Class A and Class C, respectively.

6  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.11% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

71

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

S&P 500 INDEX FUND

	Class A							Class C
	2012		2011	2010	2009	2008		2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.67		$8.65	$7.27	$11.22	$13.06		$10.60		$8.59	$7.23	$11.15	$12.99
Net Investment Income[1]	0.16		0.13	0.12	0.16	0.16		0.08		0.06	0.06	0.10	0.07
Realized and Unrealized Gain (Loss) on Investments	(0.26)		2.02	1.38	(3.84)	(1.05)		(0.26)		2.02	1.37	(3.82)	(1.05)
Total from Investment Operations	(0.10)		2.15	1.50	(3.68)	(0.89)		(0.18)		2.08	1.43	(3.72)	(0.98)
Payment by Affiliate[1]	—	**,2	—	—	—	—	**,3	—	**,2	—	—	—	—	**,3
Dividends from Net Investment Income	(0.16)		(0.13)	(0.12)	(0.16)	(0.17)		(0.08)		(0.07)	(0.07)	(0.09)	(0.08)
Distributions from Net Realized Gains	—		—	—	(0.11)	(0.78)		—		—	—	(0.11)	(0.78)
Total Distributions	(0.16)		(0.13)	(0.12)	(0.27)	(0.95)		(0.08)		(0.07)	(0.07)	(0.20)	(0.86)
Net Asset Value, End of Period	$10.41		$10.67	$8.65	$7.27	$11.22		$10.34		$10.60	$8.59	$7.23	$11.15
Total Return†	(0.91)%[2]		25.16%	20.69%	(32.90)%	(7.15)%		(1.66)%[2]		24.29%	19.75%	(33.38)%	(7.88)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$20,712		$22,919	$19,275	$17,535	$26,299		$1,705		$1,837	$1,552	$1,132	$1,726
Ratio of Expenses to Average Net Assets	0.61%		0.63%	0.62%	0.67%	0.62%		1.35%		1.37%	1.36%	1.41%	1.36%
Ratio of Net Investment Income to Average Net Assets	1.56%		1.41%	1.41%	1.95%	1.39%		0.82%		0.67%	0.66%	1.21%	0.65%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.61%		0.63%	0.62%	0.73%	0.77%		1.35%		1.37%	1.36%	1.48%	1.51%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.56%		1.41%	1.41%	1.89%	1.24%		0.82%		0.67%	0.66%	1.15%	0.50%
Portfolio Turnover Rate	9%		27%	17%	36%	29%		9%		27%	17%	36%	29%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  During the year ended May 31, 2012, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund. See Note 11 in Notes to Financial Statements.

3  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

72

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

SMALL CAP FUND (FORMERLY SMALL CAP CORE FUND)

	Class A						Class C
	2012	2011	2010	2009	2008[1]		2012	2011	2010	2009	2008[1]
Net Asset Value, Beginning of Period	$12.62	$9.73	$7.44	$11.39	$13.62		$12.00	$9.32	$7.17	$11.06	$13.34
Net Investment Income (Loss)[2]	(0.09)	(0.05)	(0.05)	(0.03)	(0.02)		(0.18)	(0.12)	(0.11)	(0.09)	(0.11)
Realized and Unrealized Gain (Loss) on Investments	0.20	2.94	2.34	(3.92)	(1.40)		0.19	2.80	2.26	(3.80)	(1.36)
Total from Investment Operations	0.11	2.89	2.29	(3.95)	(1.42)		0.01	2.68	2.15	(3.89)	(1.47)
Payment by Affiliate[2]	—	—	—	—	—	**,3	—	—	—	—	—	**,3
Contributions of Capital by Affiliate[2]	0.01[4]	—	—	—	—		0.01[4]	—	—	—	—
Dividends from Net Investment Income	—	—	—	—	—		—	—	—	—	—
Distributions from Net Realized Gains	—	—	—	—	(0.81)		—	—	—	—	(0.81)
Total Distributions	—	—	—	—	(0.81)		—	—	—	—	(0.81)
Net Asset Value, End of Period	$12.74	$12.62	$9.73	$7.44	$11.39		$12.02	$12.00	$9.32	$7.17	$11.06
Total Return†	0.95%[4]	29.70%	30.78%	(34.68)%	(10.57)%		0.17%[4]	28.76%	29.99%	(35.17)%	(11.18)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$2,210	$2,562	$2,205	$1,510	$2,521		$726	$645	$663	$525	$867
Ratio of Expenses to Average Net Assets	1.45%[5]	1.52%	1.49%	1.46%	1.41%		2.25%	2.22%	2.19%	2.17%	2.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.74)%[5]	(0.46)%	(0.59)%	(0.41)%	(0.17)%		(1.54)%	(1.18)%	(1.28)%	(1.11)%	(0.89)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.54%	1.52%	1.49%	1.46%	1.41%		2.25%	2.22%	2.19%	2.17%	2.13%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.83)%	(0.46)%	(0.59)%	(0.41)%	(0.17)%		(1.54)%	(1.18)%	(1.28)%	(1.11)%	(0.89)%
Portfolio Turnover Rate	32%	47%	59%	83%	44%		32%	47%	59%	83%	44%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Redemption fees received during the year had no effect on the net asset value.

2  Per share data calculated using average shares outstanding method.

3  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

4  During the year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to errors in the valuation of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. Excluding this item, the total returns would have been 0.87% and 0.08% for Class A and Class C, respectively. See Note 10 in Notes to Financial Statements.

5  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.09% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

73

Investment Adviser

PNC Capital Advisors, LLC
One East Pratt Street, 5th Floor
Baltimore, Maryland 21202

Underwriter

PNC Funds Distributor, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600

For more information about the Funds, please ask for

Statement of Additional Information (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports

The Annual and Semi-Annual reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

To Obtain More Information:

By Internet:
pncfunds.com

By Telephone:

Call 1-800-622-FUND (3863)

By Mail:

PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520

PNC Funds' Investment Company Act
registration number is 811-4416

PNC FUNDS PROSPECTUS

CLASS I SHARES

SEPTEMBER 28, 2012

EQUITY FUNDS
Balanced Allocation Fund	(PBLIX)

International Equity Fund	(PIUIX)

Large Cap Core Equity Fund	(PLEIX)

Large Cap Growth Fund	(PEWIX)

Large Cap Value Fund	(PLIVX)

Mid Cap Value Fund	(PMVIX)

Multi-Factor Small Cap Core Fund	(PLOIX)

Multi-Factor Small Cap Growth Fund	(PLTIX)

Multi-Factor Small Cap Value Fund	(PMUIX)

S&P 500 Index Fund	(PSXIX)

Small Cap Fund	(PPCIX)

If you have any questions about any part of the prospectus or wish to obtain additional information about PNC Funds, please visit pncfunds.com or call 1-800-622-FUND (3863).

Not FDIC Insured — May Lose Value — No Bank Guarantee

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

Investment Adviser

PNC CAPITAL ADVISORS, LLC

EQUITY FUNDS

PNC BALANCED ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation and current income.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.37%
Acquired Fund Fees and Expenses[1]	0.04%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver and Expense Reimbursement[2]	0.12%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[2]	1.04%

1  "Acquired Fund" means any investment company in which the Fund invests or has invested during the period. The "Total Annual Fund Operating Expenses" will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include "Acquired Fund Fees and Expenses."

2  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 1.00%, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013 at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$106	$357	$627	$1398

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of common stocks, fixed income securities and cash equivalents with varying asset allocations depending on PNC Capital Advisors, LLC's (the "Adviser") assessment of market conditions.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities, asset-backed securities, and high-yield bonds ("junk bonds"), and up to 30% of its net assets in cash, cash equivalent, or other types of short-term money market instruments. Under normal circumstances, at least 25% of the Fund's net assets will be invested in fixed income senior securities. The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States), and may include investing in emerging market securities. The Fund may invest in companies with stock market capitalizations of at least $100 million.

The Fund primarily invests the fixed income portion of its portfolio in a broad range of fixed income senior securities in order to generate current income. The dollar-weighted average maturity of the Fund's fixed income allocation is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding, for example, when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage

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PNC BALANCED ALLOCATION FUND

risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. Finally, the Fund may also use futures to gain diversified exposure to a specific country or region and may purchase put options on securities or indices to manage the risk of loss.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith

2

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PNC BALANCED ALLOCATION FUND

and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of broad measures of market performance, including the S&P 500® Index, the Barclays Aggregate Bond Index and the Balanced Allocation Hybrid Index, a customized blend of 60% S&P 500® Index and 40% Barclays Aggregate Bond Index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/

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EQUITY FUNDS

PNC BALANCED ALLOCATION FUND

FundID_276/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	12.19%	(6/30/03)
Worst Quarter	-13.39%	(12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 6.87%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	0.86%	0.99%	3.53%
Returns After Taxes on Distributions[1]	0.57%	0.31%	2.90%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	0.84%	0.61%	2.80%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Balanced Allocation Hybrid Benchmark Index (reflects no deduction for fees, expenses or taxes)	4.70%	2.85%	4.40%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager		Title
Andrew D. Harding	12		Managing Director and Chief

			Investment Officer of Taxable Fixed Income

Edward A. Johnson, CFA	8		Portfolio Manager

Gordon A. Johnson	7		Managing Director

Michael E. Santelli, CFA,CPA	2		Managing Director

Alex L. Vallecillo, CFA	2		Senior Portfolio Manager

Douglas J. Roman, CFA, CMT	3		Director of Equity Management

Ruairi G. O'Neill, CFA	—	*	Portfolio Manager

Martin C. Schulz, J.D.	14		Managing Director

*  Became portfolio manager to the Fund effective January 18, 2012.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 30 of this prospectus.

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EQUITY FUNDS

PNC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.23%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	1.24%

1  "Acquired Fund" means any investment company in which the Fund invests or has invested during the period. The "Total Annual Fund Operating Expenses" will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include "Acquired Fund Fees and Expenses."

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$126	$393	$681	$1500

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in equity securities that are tied economically to a number of countries throughout the world. The Fund will limit investments in securities of issuers in countries with developing markets (non-Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE Index")) or economies to no more than 25% of the Fund's total assets, and will not invest more than 10% of its total assets in any single such country. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may invest in companies of any capitalization.

The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

The Fund may use exchange traded funds, closed-end funds and derivative instruments, combined with investments in money market securities and forward currency agreements, to gain broad exposure to markets and/or a particular index. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. The Fund may also use futures to gain diversified exposure to a specific country or region. These instruments are not used for the purpose of introducing leverage in the Fund, though they may have that result. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, or as part of a hedging strategy.

PNC Capital Advisors, LLC (the "Adviser") has delegated to Polaris Capital Management, LLC ("Polaris" or the "Sub-Adviser") and GE Asset Management Incorporated ("GEAM" or the "Sub-Adviser") the responsibility for providing portfolio management services to a portion of the Fund's assets. The Adviser has allocated the Fund's assets among a growth strategy ("International Growth Component"), value strategy ("International Value Component") and a core strategy ("International Core Component"). The Adviser manages the International Growth Component. Polaris and GEAM furnish investment advisory services to the International Value Component and International Core Component, respectively. The Adviser monitors the performance of Polaris and GEAM and, at any point, the Adviser could change the

5

EQUITY FUNDS

PNC INTERNATIONAL EQUITY FUND

allocation of the Fund's assets between itself, Polaris and GEAM on a basis determined by the Adviser to be in the best interest of shareholders. This means that the portion of the assets managed by the Adviser could be significantly larger than that managed by Polaris and GEAM or vice versa and that the difference between such proportions could change from time to time. The Fund also utilizes an active trading approach.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Country Risk. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's or Sub-Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's or Sub-Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser or Sub-Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies

6

EQUITY FUNDS

PNC INTERNATIONAL EQUITY FUND

may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_229/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	29.75%	(6/30/09)
Worst Quarter	-23.52%	(12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 6.64%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	-15.11%	-3.46%	4.27%
Returns After Taxes on Distributions[1]	-15.28%	-3.53%	4.13%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-9.59%	-2.80%	3.76%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-12.14%	-4.72%	4.67%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund. Polaris and GEAM serve as sub-advisers to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager		Title
Adviser

Martin C. Schulz, J.D	14		Managing Director

Calvin Y. Zhang	4		Senior Analyst/Portfolio Manager

Polaris

Bernard R. Horn, Jr.	7		President and Chief Investment Officer

Sumanta Biswas, CFA	7		Assistant Portfolio Manager

Bin Xiao, CFA	—	*	Assistant Portfolio Manager

GEAM

Ralph R. Layman, CFA	3		Executive Vice President and Chief Investment Officer Emeritus

Jonathan L. Passmore	3		Senior Vice President

Michael J. Solecki, CFA	3		Senior Vice President and Chief Investment Officer – International Equities

*  Became portfolio manager to the Fund effective July 1, 2012.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 30 of this prospectus.

7

EQUITY FUNDS

PNC LARGE CAP CORE EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.51%
Total Annual Fund Operating Expenses	1.26%
Fee Waiver and Expense Reimbursement[1]	0.32%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1]	0.94%

1  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.94%, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013 at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$96	$368	$661	$1494

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a diversified portfolio of domestic large cap equity securities which includes common stock, ADRs, preferred stock, warrants and rights. PNC Capital Advisors, LLC (the "Adviser") employs a philosophy combining disciplined portfolio construction with security selection that blends both value and growth investment styles. A large portion of the Fund will be invested in companies with a minimum market capitalization of $3 billion, but the Fund may invest in companies of any market capitalization.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, quantitative and technical factors to help identify appropriate investments for the Fund. The Adviser utilizes a disciplined sell process and may choose to sell a holding, for example, when it does not satisfy specific quantitative criteria, if analysts project earnings below consensus or to take advantage of a better investment opportunity.

PRINCIPAL RISKS

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser has placed on it. In the event an

8

EQUITY FUNDS

PNC LARGE CAP CORE EQUITY FUND

issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_212/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	13.73%	(6/30/03)
Worst Quarter	-25.68%	(12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 7.82%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	3.98%	-1.00%	1.95%
Returns After Taxes on Distributions[1]	3.81%	-1.44%	1.48%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	2.80%	-0.88%	1.60%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Douglas J. Roman, CFA, CMT	3	Director of Equity Management

Mark W. Batty, CFA	3	Co-Portfolio Manager

Ruairi G. O'Neill, CFA	3	Co-Portfolio Manager

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 30 of this prospectus.

9

EQUITY FUNDS

PNC LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.09%
Fee Waiver and Expense Reimbursement[1]	0.11%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1]	0.98%

1  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.98%, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013 at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$100	$336	$590	$1319

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a diversified portfolio of growth-oriented domestic large cap equity securities. PNC Capital Advisors, LLC (the "Adviser") employs a philosophy combining disciplined portfolio construction with flexible security selection. A large portion of the Fund will be invested in companies with a minimum market capitalization of $3 billion. The Adviser utilizes a disciplined sell process and may choose to sell a holding, for example, when it does not satisfy specific quantitative criteria, if analysts project earnings below consensus or to take advantage of a better investment opportunity.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

PRINCIPAL RISKS

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual

10

EQUITY FUNDS

PNC LARGE CAP GROWTH FUND

companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_217/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	11.95%	(9/30/10)
Worst Quarter	-25.25%	(12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 8.96%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	2.34%	-1.27%	-0.47%
Returns After Taxes on Distributions[1]	2.25%	-1.61%	-0.89%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	1.63%	-1.06%	-0.40%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	2.64%	2.50%	2.60%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Douglas J. Roman, CFA, CMT	3	Director of Equity Management

Mark W. Batty, CFA	3	Co-Portfolio Manager

Ruairi G. O'Neill, CFA	3	Co-Portfolio Manager

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 30 of this prospectus.

11

EQUITY FUNDS

PNC LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.99%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$101	$315	$547	$1213

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a diversified portfolio of value-oriented domestic equity securities of large cap companies. The Fund defines a large cap company as one whose market capitalization at the time of purchase is greater than $3 billion. In buying and selling securities for the Fund, PNC Capital Advisors, LLC (the "Adviser") uses a value-oriented approach. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally seeks to sell a security when its market value equals or exceeds what the Adviser believes is its intrinsic value. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PRINCIPAL RISKS

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In

12

EQUITY FUNDS

PNC LARGE CAP VALUE FUND

the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_235/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	15.45%	(6/30/03)
Worst Quarter	-21.03%	(12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 7.02%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	2.35%	-3.09%	3.37%
Returns After Taxes on Distributions[1]	2.11%	-3.75%	2.50%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	1.83%	-2.64%	2.81%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	0.39%	-2.64%	3.89%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Michael E. Santelli, CFA, CPA	2	Managing Director

Alex L. Vallecillo, CFA	2	Senior Portfolio Manager

Edward A. Johnson, CFA	8	Portfolio Manager

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 30 of this prospectus.

13

EQUITY FUNDS

PNC MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.48%
Total Annual Fund Operating Expenses[1]	1.23%

1  Total Annual Fund Operating Expenses have been adjusted as necessary from amounts incurred during the most recent fiscal year to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$125	$390	$676	$1,489

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a diversified portfolio of value-oriented domestic equity securities of mid cap companies. The Fund defines a mid cap company as one whose market capitalization at the time of purchase falls approximately between $750 million and $20 billion. PNC Capital Advisors, LLC (the "Adviser") generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally seeks to sell a security when its market value equals or exceeds what the Adviser believes is its intrinsic value. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in mid cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PRINCIPAL RISKS

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Mid Cap Company Risk. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, midcap company stocks may be more volatile than those of larger companies.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will

14

EQUITY FUNDS

PNC MID CAP VALUE FUND

not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small-cap and mid-cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_264/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	20.18%	(9/30/09)
Worst Quarter	-23.71%	(12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 5.95%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (7/1/02)
Class I Shares
Returns Before Taxes	-6.18%	-2.07%	6.87%
Returns After Taxes on Distributions[1]	-6.30%	-2.48%	5.77%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-3.87%	-1.83%	5.63%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes) (since inception date 6/30/02)	-1.38%	0.04%	7.77%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Michael E. Santelli, CFA, CPA	9	Managing Director

Alex L. Vallecillo, CFA	9	Senior Portfolio Manager

Edward A. Johnson, CFA	2	Portfolio Manager

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 30 of this prospectus.

15

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP CORE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.42%
Total Annual Fund Operating Expenses	1.42%
Fee Waiver and Expense Reimbursement[1]	0.47%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1]	0.95%

1  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.95%, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013 at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$97	$403	$732	$1661

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Index. Using an analytical process together with fundamental research methods, PNC Capital Advisors, LLC (the "Adviser") assesses the performance potential of companies and buys those companies that possess both value and growth characteristics. The Adviser assesses a company's prospects by reviewing and analyzing purchase candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's objectives.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or

16

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP CORE FUND

regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

IPO Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund's investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Small Companies Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_389/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	16.50%	(9/30/09)
Worst Quarter	-23.48%	(12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 7.74%.

17

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PNC MULTI-FACTOR SMALL CAP CORE FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (9/30/05)
Class I Shares
Returns Before Taxes	0.30%	-1.29%	1.73%
Returns After Taxes on Distributions[1]	0.27%	-1.48%	1.54%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	0.24%	-1.17%	1.40%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/05)	-4.18%	0.15%	3.04%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Hitesh C. Patel, PhD	7	Managing Director

Paul Kleinaitis, CFA	7	Senior Portfolio Manager

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 30 of this prospectus.

18

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.93%
Total Annual Fund Operating Expenses[1]	1.93%
Fee Waiver and Expense Reimbursement[2]	0.98%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1,2]	0.95%

1  Total Annual Fund Operating Expenses have been adjusted as necessary from amounts incurred during the most recent fiscal year to reflect current fees and expenses.

2  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.95%, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013 at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$97	$511	$951	$2174

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 108% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Growth Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Growth Index. Using an analytical process together with fundamental research methods, PNC Capital Advisors, LLC (the "Adviser") assesses the performance potential of companies and buys stocks of those companies that it believes offer the best prospects for superior performance. The Adviser assesses a company's prospects for growth by reviewing and analyzing purchase candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of

19

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP GROWTH FUND

countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

IPO Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund's investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Small Companies Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_393/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	18.45%	(12/31/10)
Worst Quarter	-24.54%	(12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 6.99%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (9/30/05)
Class I Shares
Returns Before Taxes	1.78%	1.52%	2.54%
Returns After Taxes on Distributions[1]	1.78%	1.45%	2.49%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	1.16%	1.30%	2.18%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/05)	-2.91%	2.09%	3.99%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

20

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP GROWTH FUND

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Hitesh C. Patel, PhD	7	Managing Director

Paul Kleinaitis, CFA	7	Senior Portfolio Manager

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 30 of this prospectus.

21

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.79%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses[2]	1.81%
Fee Waiver and Expense Reimbursement[1]	0.54%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2,3]	1.27%

1  "Acquired Fund" means any investment company in which the Fund invests or has invested during the period. The "Total Annual Fund Operating Expenses" will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include "Acquired Fund Fees and Expenses."

2  Total Annual Fund Operating Expenses have been adjusted as necessary from amounts incurred during the most recent fiscal year to reflect current fees and expenses.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 1.25%, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013 at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$129	$517	$930	$2082

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 91% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Value Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Value Index. Using an analytical process together with fundamental research methods to implement a "value" approach, PNC Capital Advisors, LLC (the "Adviser") assesses the performance potential of companies and buys those companies it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

22

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP VALUE FUND

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.
IPO Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering, and the Fund may hold securities purchases in an IPO for a very short period of time. As a result, the Fund's investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Small Companies Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_258/Overview.fs or by calling 1-800-622-FUND (3863).

Performance information prior to November 30, 2005 represents performance of the Allegiant Small Cap Value Fund, which on that date changed its investment objective, principal investment strategies and name to the Allegiant Multi-Factor Small Cap Value Fund. On February 8, 2010, the Allegiant Multi-Factor Small Cap Value Fund changed its name to the PNC Multi-Factor Small Cap Value Fund. The Allegiant Small Cap Value Fund and the Allegiant Multi-Factor Small Cap Value Fund were managed by the Adviser and/or its predecessors for the periods prior to February 8, 2010.

23

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP VALUE FUND

Calendar Year Total Returns

Best Quarter	18.99%	(6/30/03)
Worst Quarter	-22.14%	(12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 4.04%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	-0.86%	-3.28%	3.66%
Returns After Taxes on Distributions[1]	-1.01%	-4.00%	2.07%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-0.37%	-2.87%	2.72%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	-5.50%	-1.87%	6.40%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Hitesh C. Patel, PhD	7	Managing Director

Paul Kleinaitis, CFA	7	Senior Portfolio Manager

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 30 of this prospectus.

24

EQUITY FUNDS

PNC S&P 500 INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to approximate, before Fund expenses, the investment results of the S&P 500® Index.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.35%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$36	$113	$197	$443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests substantially all, but in no event less than 80%, of its net assets plus any borrowings for investment purposes in stocks included in the S&P 500® Index. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The S&P 500® Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets will normally be invested in stocks included in the S&P 500® Index in approximately the same relative proportion as those stocks are held in the S&P 500® Index. The Fund does not, however, simply invest in a portfolio that replicates the precise composition of the S&P 500 Index, and PNC Capital Advisors, LLC (the "Adviser") does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). The Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, may result in net returns after expenses that may more closely approximate the returns of the S&P 500® Index. For example, the Adviser may invest in S&P 500® Index futures in addition to or in place of S&P 500® Index stocks to attempt to equal the performance of the S&P 500® Index. The Fund may also invest in other S&P 500® Index derivatives with economic characteristics similar to the common stocks in the S&P 500® Index. Under normal circumstances, the notional amount of investments in derivatives will not exceed 20% of the Fund's net assets. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk/volatility or as part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PRINCIPAL RISKS

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

25

EQUITY FUNDS

PNC S&P 500 INDEX FUND

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Tracking Error Risk. The S&P 500 Index Fund's ability to replicate the performance of the S&P 500® Index will depend to some extent on the size and timing of cash flows into and out of the Fund, composition of the S&P 500 Index, changes in the number of shares issued by the companies represented in the S&P 500 Index, the investment decisions made by the Adviser and on the level of the Fund's expenses.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_223/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	15.69%	(6/30/09)
Worst Quarter	-21.97%	(12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 9.35%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	1.87%	-0.46%	2.64%
Returns After Taxes on Distributions[1]	1.61%	-0.99%	2.20%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	1.57%	-0.45%	2.19%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund. For more information on the Adviser, please see the "Investment Adviser, Sub-Advisers and Investment Teams" section of this prospectus.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Hitesh C. Patel, PhD	7	Managing Director

Chen Chen, PhD	7	Senior Analyst

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 30 of this prospectus.

26

EQUITY FUNDS

PNC SMALL CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.24%
Total Annual Fund Operating Expenses	1.24%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$126	$393	$681	$1500

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in stocks of U.S. small cap companies with stock market capitalizations between $100 million and $3 billion at time of purchase. The Fund also considers a small cap company as one whose market capitalization at the time of purchase falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Index. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

PNC Capital Advisors, LLC's (the "Adviser") investment process is to invest in securities of companies based on the Adviser's analysis of the company's cash flow. The Adviser's investment process focuses, specifically, on Cash Flow Return on Investment ("CFROI®")1. CFROI® is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI® is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Adviser first screens companies that are improving their CFROI® measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced.

In addition, as part of its screening process, the Adviser looks for companies whose management understands how to create value for shareholders, through their ability to deploy capital and that are market leaders with respect to the product or service they provide, and are a part of a strong growing industry. The Adviser will generally sell a security when cash flow return on investment flattens or declines and when market price equals or exceeds the Adviser's cash flow value "target". However, none of the sell characteristics are automatic.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PRINCIPAL RISKS

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken

1  CFROI is a registered trademark of CSFB Holt.

27

EQUITY FUNDS

PNC SMALL CAP FUND

relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Small Companies Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_246/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	21.50%	(6/30/09)
Worst Quarter	-25.41%	(12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 11.30%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (4/2/04)
Class I Shares
Returns Before Taxes	1.85%	1.18%	4.04%
Returns After Taxes on Distributions[1]	1.85%	0.92%	3.77%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	1.20%	0.94%	3.45%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes) (since inception date 3/31/04)	-4.18%	0.15%	4.33%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

28

EQUITY FUNDS

PNC SMALL CAP FUND

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Gordon A. Johnson	27	Managing Director and Senior Portfolio Manager

M. Jed Ellerbroek, Jr., CFA	4	Analyst

James E. Mineman	18	Senior Portfolio Manager

Peter A. Roy, CFA	9	Senior Analyst

Lisa A. Teter	18	Senior Analyst

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 30 of this prospectus.

29

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) shares of the Funds by phone, mail, wire or online on each day that the New York Stock Exchange ("NYSE") is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact the Funds by phone at 1-800-622-FUND (3863).

By Mail: write to the Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments: There is no minimum investment amount, except as described in the section of the prospectus entitled "Purchasing, Exchanging and Redeeming Fund Shares".

Minimum Subsequent Investments: There is no minimum subsequent investment amount.

Tax Information

Each Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in a Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

30

DETAILS ABOUT THE FUNDS

More Information About Investment Objectives and Principal Investment Strategies

PNC Funds were formerly known as "Allegiant Funds." Each Fund has its own investment objective and strategies for reaching that objective as discussed in the Summary Sections of this prospectus. The investment objective of each Fund may be changed at any time without a shareholder vote. The Adviser, with the assistance of GEAM and Polaris in the case of the PNC International Equity Fund, invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's and Sub-Advisers' judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

This section provides additional information about the principal investment strategies utilized by the Funds. For temporary defensive purposes, during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments and money market instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as during periods of unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

PNC Balanced Allocation Fund

The Fund seeks to provide long-term capital appreciation and current income. The Fund's investment objective may be changed without shareholder approval.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities, asset-backed securities, and high-yield bonds ("junk bonds"), and up to 30% of its net assets in cash and cash equivalent securities, and all types of short-term money market instruments. Under normal circumstances, at least 25% of the Fund's net assets will be invested in fixed income senior securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States), and may include investing in emerging markets securities. The Fund may invest in companies with stock market capitalizations of at least $100 million.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund primarily invests the fixed income portion of its portfolio of investments in a broad range of fixed income senior securities for current income. The dollar-weighted average maturity of the Fund's fixed income allocation is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions. If a fixed income security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. Finally, the Fund may also use futures to gain diversified exposure to a specific country or region and may purchase put options on securities or indices to manage the risk of loss.

PNC International Equity Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

31

The Fund primarily invests in equity securities that are tied economically to a number of countries throughout the world. The Fund will limit investments in securities of issuers in countries with developing markets (non-MSCI EAFE, as defined below) or economies to no more than 25% of the Fund's total assets. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may invest in companies of any capitalization.

The Fund's investments in equity securities may include common stocks, American Depositary Receipts (ADRs) or other U.S. listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

The Fund may use exchange traded funds, closed-end funds and derivative instruments, combined with investments in money market securities and forward currency agreements, to gain broad exposure to markets and/or a particular index.

Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. The Fund may also use futures to gain diversified exposure to a specific country or region. These instruments are not used for the purpose of introducing leverage in the Fund, though they may have that result. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, or as part of a hedging strategy.

The Adviser has delegated to Polaris and GEAM the responsibility for providing portfolio management services to a portion of the Fund's assets. The Adviser has allocated the Fund's assets among a growth strategy ("International Growth Component"), value strategy ("International Value Component") and a core strategy ("International Core Component"). The Adviser manages the International Growth Component. Polaris and GEAM furnish investment advisory services to the International Value Component and International Core Component, respectively. The Adviser monitors the performance of Polaris and GEAM and, at any point,, the Adviser could change the allocation of the Fund's assets between itself, Polaris and GEAM on a basis determined by the Adviser to be in the best interest of shareholders. This means that the portion of the assets managed by the Adviser could be significantly larger than that managed by Polaris and GEAM or vice versa and that the difference between such proportions could change from time to time. The Fund also utilizes an active trading approach.

The Adviser furnishes investment advisory services to the International Growth Component and makes judgments about the attractiveness of countries based upon a collection of criteria. The relative growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The Adviser focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The percentage of the International Growth Component in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index.

The Adviser focuses on companies in developed markets with long-term growth potential that are consistent with reasonable investment risk. The Adviser's disciplined, risk managed process combines top down country allocation with investments in high quality, growth-oriented stocks available at attractive relative valuations. The Adviser's proprietary quantitative model drives country allocation, while individual stocks are selected through a qualitative process that incorporates a multi-factor approach to find companies with sustainable growth characteristics. The Adviser seeks to control risk by seeking diversification across sectors and using both fundamental and statistical models to calculate volatility.

Polaris' pure value style of investment management combines proprietary investment technology and traditional fundamental research to uncover companies with the most undervalued cash flow or assets, in any industry or country. Polaris takes an all-cap approach and utilizes bottom-up analysis, anchored by its proprietary "Global Cost of Equity" model, to select between 50 and 75 stocks for inclusion in the Fund's portfolio.

GEAM's investment philosophy is to invest in companies that it believes are not fairly valued and whose price-to-cash earnings ratios are low relative to calculated long-term growth rates. GEAM employs a fundamental investment decision-making process that is disciplined and research driven with bottom-up stock selection. GEAM utilizes a multi-portfolio manager approach whereby each portfolio manager will manage a separate sleeve of the portion of the Fund's portfolio that is assigned by the Adviser to GEAM. GEAM selects stocks to buy and sell by combining fundamental analysis with quantitative analysis that utilizes a proprietary ranking system.

PNC Large Cap Core Equity Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in a diversified portfolio of domestic large cap equity securities which includes common stock, ADRs, preferred stock, warrants and rights. The Adviser

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employs a philosophy combining disciplined portfolio construction with security selection that blends both value and growth investment styles. A large portion of the Fund will be invested in companies with a minimum market capitalization of $3 billion, but the Fund may invest in companies of any market capitalization.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, quantitative and technical factors to help identify appropriate investments for the Fund. The Adviser's quantitative analysis narrows the investment universe focusing on earnings growth, earnings surprise, price momentum, stability of earnings and valuation factors. Fundamental analysis is done to identify a reward risk (high and low target) for every security in the portfolio, with a focus on identifying opportunities for earnings upside potential. The Adviser utilizes a disciplined sell process and may choose to sell a holding, for example, when it does not satisfy specific quantitative criteria, if analysts project earnings below consensus or to take advantage of a better investment opportunity.

PNC Large Cap Growth Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in a diversified portfolio of growth-oriented large cap equity securities. The Adviser employs a philosophy combining disciplined portfolio construction with flexible security selection. A large portion of the Fund will be invested in companies with a minimum market capitalization of $3 billion. The Adviser utilizes a disciplined sell process and may choose to sell a holding, for example, when it does not satisfy specific quantitative criteria, if analysts project earnings below consensus or to take advantage of a better investment opportunity.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

PNC Large Cap Value Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in a diversified portfolio of value-oriented domestic equity securities of large cap companies. The Fund defines a large cap company as one whose market capitalization at the time of purchase is greater than $3 billion. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally seeks to sell a security when its market value equals or exceeds what the Adviser believes is its intrinsic value. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC Mid Cap Value Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in a diversified portfolio of value-oriented domestic equity securities of mid cap companies. The Fund defines a mid cap company as one whose market capitalization at the time of purchase falls approximately between $750 million and $20 billion. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally seeks to sell a security when its market value equals or exceeds what the Adviser believes is its intrinsic value. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in mid cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC Multi-Factor Small Cap Core Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current range of companies in the Russell 2000 Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Index. Using an analytical process together with fundamental research methods, the Adviser assesses the performance potential of companies and buys those companies

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that possess both value and growth characteristics. In selecting securities, the Adviser integrates both growth and valuation considerations. The Adviser focuses on companies that appear to have potential for above-average earnings, sales and asset value growth. Additionally, the Adviser buys those securities it considers to be attractively valued relative to the securities of comparable companies. The Adviser assesses a company's prospects by reviewing and analyzing investment candidates individually. The Fund may also invest in foreign stocks in keeping with the Fund's objective. The Fund also utilizes an active trading approach.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes at time of purchase in stocks of small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC Multi-Factor Small Cap Growth Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current range of companies in the Russell 2000 Growth Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Growth Index. Using an analytical process together with fundamental research methods, the Adviser assesses the performance potential of companies and buys those companies that it believes offer the best prospects for superior performance. The Adviser assesses a company's prospects for growth by reviewing and analyzing small cap companies individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC Multi-Factor Small Cap Value Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current range of companies in the Russell 2000 Value Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Value Index. Using an analytical process together with fundamental research methods to implement a "value" approach, the Adviser assesses the performance potential of companies and buys those companies it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC S&P 500 Index Fund

The Fund seeks to approximate, before Fund expenses, the investment results of the S&P 500 index. The Fund's investment objective may be changed without shareholder approval.

Under normal circumstances, the Fund invests substantially all, but in no event less than 80%, of its net assets plus any borrowings for investment purposes in stocks included in the S&P 500® Index. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The S&P 500® Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets will normally be invested in stocks included in the S&P 500® Index in approximately the same relative proportion as those stocks are held in the S&P 500® Index. The Fund does not, however, simply invest in a portfolio that replicates the precise composition of the S&P 500 Index, and the Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). The Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, may result in net returns after expenses that may more closely approximate the returns of the S&P 500® Index. For example, the Adviser may invest in S&P 500® Index futures in addition to or in place of S&P 500® Index stocks to attempt to equal the performance of the S&P 500® Index. The Fund may also invest in other S&P 500® Index derivatives with economic characteristics similar to the common stocks in the S&P 500® Index. Under normal circumstances, the notional amount of investments in derivatives will not exceed 20% of the Fund's net assets. The Fund may use derivatives, for example, as a substitute for taking a position in an underlying asset, to increase returns, to manage risk/volatility or as part of a hedging strategy. Derivative instruments

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include, but are not limited to, options, swaps, futures and options on futures. The Fund may purchase a security that is scheduled to be included in the S&P 500® Index prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the S&P 500® Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the S&P 500® Index with the goal of adding small incremental performance relative to the S&P 500® Index. Stocks that are held in very small proportions in the S&P 500® Index may be excluded from the Fund.

PNC Small Cap Fund

The Fund seeks to provide long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in stocks of U.S. small cap companies with stock market capitalizations between $100 million and $3 billion at time of purchase. The Fund also considers a small cap company as one whose market capitalization at the time of purchase falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Index. The Fund may also invest in foreign stocks in keeping with the Fund's objectives. The Fund invests in a diversified portfolio of publicly traded small cap equity securities that may possess either value or growth characteristics. The Adviser's investment process is to invest in securities of companies based on the Adviser's analysis of the company's cash flow. The Adviser's investment process focuses, specifically, on Cash Flow Return on Investment ("CFROI®"). CFROI® is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI® is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Adviser believes that CFROI® provides a more accurate predictor of future value than other broadly used analysis methods. The Adviser first screens companies that are improving their CFROI® measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Adviser believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Adviser looks for companies whose management understands how to create value for shareholders through their ability to deploy capital and that are market leaders with respect to the product or service they provide, and are a part of a strong growing industry. The Adviser will generally sell a security when cash flow return on investment flattens or declines and when market price equals or exceeds the Adviser's cash flow value "target." However, none of the sell characteristics are automatic.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

Information on Additional Investment Policies

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices.

See the Statement of Additional Information for more detail on the investment policies of the Funds.

Derivatives and Futures Contracts

In fulfilling the 80% investment requirement referred to above under "More Information About Investment Objectives and Principal Investment Strategies," a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invest.

Securities Lending

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, a Fund will receive collateral from the borrower equal to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. The Fund bears the risk of loss on any collateral it invests.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities. Restricted securities are a special type of illiquid security that may only be resold to certain eligible qualified buyers. From time to time, a Fund may determine pursuant to procedures adopted by the Funds' Board of Trustees (the "Board") that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

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Repurchase Agreements

Each Equity Fund may enter into repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security (e.g., a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash with limited market risk, although the Fund bears the risk of a seller's failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject a Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights as to the security and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Foreign Securities

Each Equity Fund may invest in foreign securities. The Balanced Allocation Fund and International Equity Fund invest in foreign securities as part of their principal investment strategies. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500® Index. Such securities may or may not be listed on foreign stock exchanges and may include equity securities and debt securities (e.g., convertible bonds) of foreign entities and obligations of foreign branches of U.S. banks and of foreign banks. Investments in foreign securities involve certain inherent risks, such as risks specific to the country of issue, foreign currencies, the availability of information and differing regulatory regimes.

Cash Management

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds and PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

Industries and Sectors

Each Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industries or sectors that the Adviser believes hold high potential.

Notes on Investment Limitations

Each Fund has adopted policies or restrictions that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply only at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Fund's investment to a certain percentage of assets or in issuers of a certain credit quality.

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MORE INFORMATION ABOUT PRINCIPAL RISKS

The Adviser and the Sub-Advisers evaluate the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how well an investment manager does in performing and executing on its assessments, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend, among other things, on how widely the Fund diversifies its holdings.

This section provides additional information about the principal risks of investing in the Funds.

	Active Trading Risk	Allocation Risk	Capitalization Risk	Country Risk	Credit/ Counterparty Risk	Derivatives Risk	Emerging Markets Risk	Focused Investment Risk	Foreign (Non-U.S.) Investment Risk	Government Securities Risk	Growth Investing Risk	High Yield Bond Risk	Interest Rate Risk	Investment Company Risk	IPO Risk	Market Risk	Mid Cap Company Risk	Prepay- ment/ Extension Risk	Small Companies Risk	Tracking Error Risk	Value Investing Risk
Equity Funds

Balanced Allocation Fund	■	■	■		■	■	■		■	■		■	■			■		■

International Equity Fund	■		■	■		■	■		■		■			■		■					■

Large Cap Core Equity Fund											■					■					■

Large Cap Growth Fund											■					■

Large Cap Value Fund									■							■					■

Mid Cap Value Fund									■							■	■				■

Multi-Factor Small Cap Core Fund	■							■	■		■				■	■			■		■

Multi-Factor Small Cap Growth Fund	■							■	■		■				■	■			■

Multi-Factor Small Cap Value Fund	■							■	■						■	■			■		■

S&P 500 Index Fund						■										■				■

Small Cap Fund									■		■					■			■		■

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Active Trading Risk. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by a Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund's shareholders.

Allocation Risk. The Funds are subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The Adviser's allocation decisions may be based, in part, on the historical performance of certain asset classes. The historical performance of an asset class may not indicate how it will perform in the future and may cause the Adviser to allocate a Fund's assets in a manner that is less than optimal and may cause a Fund to fail to meet its investment objective.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to a Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial situation deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

To the extent that a Fund invests in securities of distressed companies, it may be exposed to greater credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed issuers include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could negatively affect the market for these securities and reduce a Fund's ability to sell these securities.

Country Risk. From time to time, the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund's investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Derivatives Risk. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies. A small investment in derivatives could have a potentially large impact on a Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. Certain Funds may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. The successful use of derivatives requires sophisticated management, and to the extent that derivatives are used, a Fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a Fund. A Fund's use of derivatives may also increase the amount of taxes payable by shareholders. If a Fund enters into a derivatives transaction as a substitute for taking a position in an underlying asset, the Fund is subject to the risk that the derivatives transaction may not provide a return that corresponds with the underlying investment.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument.

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Over-the-counter derivative instruments also involve the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to a Fund.

If a Fund sells protection on credit default swaps relating to debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the debt security issuer, or the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments. Writing credit default swaps effectively adds leverage to a Fund's portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent. Those risks may include: greater fluctuations in market values and currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which a Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding or other taxes against dividend and interest income realized with respect to foreign securities, or proceeds on the sale thereof. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce the Fund's yield on such securities.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

•  The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

•  A Fund may incur substantial costs in connection with conversions between various currencies;

•  A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

•  Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored depositary receipts. Depositary receipts may represent the right to receive securities of foreign issuers deposited in a bank or other depository. Some depositary receipts are traded in the United States with prices quoted in U.S. dollars.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed

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their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

•  Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move more independently of interest rates than the overall bond market.

•  The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

•  Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting a Fund's interests.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Investment Company Risk. Certain Funds may invest in shares of other investment companies, including ETFs. To the extent a Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

IPO Risk. An IPO is a company's first offering of stock to the public. IPOs involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Because the availability of securities listed in an IPO is normally limited, the Adviser may face conflicts of interest in allocating investment opportunities among the Fund and other accounts managed by the Adviser. The Adviser's IPO allocation decisions may be more or less advantageous to the Fund.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of a Fund's securities may fluctuate from day to day. Individual companies

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may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. Each Fund is subject to the risk that the asset class(es) in which it invests primarily may underperform the asset class(es) in which it does not invest primarily.

Geopolitical and other events may disrupt markets and adversely affect global economies. Likewise, natural and environmental disasters and systematic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a Fund's investments. These events could also cause a Fund's exposure to the risks described elsewhere in this prospectus to increase. Market disruptions can also prevent a Fund from implementing its investment programs for a period of time and achieving its investment objective.

Market Risk of Balanced Allocation Fund. The Fund invests directly in equity and fixed income securities and therefore is subject to the risks associated with these securities. For the risks associated with investing in equity securities, see "Market Risk" above. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The Fund's investments in convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income market or the fixed income or equity markets as a whole.

Mid Cap Company Risk. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, mid cap company stocks may be more volatile than those of larger companies.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that a Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Small Companies Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices.

Tracking Error Risk. The S&P 500 Index Fund's portfolio is managed by using the S&P 500® Index as a benchmark. Accordingly, the Fund attempts to replicate, before Fund expenses, the investment results of the S&P 500® Index. Tracking error is a measure of the deviation from the benchmark. The Fund's ability to replicate the performance of the S&P 500® Index will depend to some extent on the size and timing of cash flows into and out of the Fund, composition of the S&P 500® Index, changes in the number of shares issued by the companies represented in the S&P 500® Index, as the investment decisions made by the Adviser, and on the level of the Fund's expenses.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

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Disclosure of Portfolio Holdings

Each Fund publishes on the Funds' website (pncfunds.com) its complete portfolio holdings as of the end of each calendar quarter. In addition, each Fund publishes on the Funds' website portfolio holdings information as of each calendar month-end. Portfolio holdings information is typically posted within 15 days after each calendar quarter or month, as applicable. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website (pncfunds.com).

INVESTMENT ADVISER, SUB-ADVISERS AND INVESTMENT TEAMS

PNC Capital Advisors, LLC ("PNC Capital" or the "Adviser") is the investment adviser to the Funds and is located at One East Pratt Street – 5th Floor, Baltimore, MD 21202. As of June 30, 2012, the Adviser had approximately $33.7 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the management fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2012 and each Fund's contractual management fee:

Fund Name	Management Fees Paid as a Percentage of Average Net Assets for the Fiscal Year Ended May 31, 2012	Contractual Management Fee as a Percentage of Net Assets
Balanced Allocation Fund	0.63%	0.75%
International Equity Fund	1.00%	1.00%[1]
Large Cap Core Equity Fund	0.43%	0.75% of $0 to less than $1 billion, 0.70% of $1 billion to less than $1.5 billion, and 0.65% of $1.5 billion and over
Large Cap Growth Fund	0.64%	0.75% of $0 to less than $1 billion, 0.70% of $1 billion to less than $1.5 billion, and 0.65% of $1.5 billion and over
Large Cap Value Fund	0.75%	0.75% of $0 to less than $1 billion, 0.70% of $1 billion to less than $1.5 billion, and 0.65% of $1.5 billion and over
Mid Cap Value Fund	0.75%	0.75%
Multi-Factor Small Cap Core Fund	0.53%	1.00% of $0 to less than $500 million, 0.95% of $500 million to less than $1 billion, and 0.90% of $1 billion and over
Multi-Factor Small Cap Growth Fund	0.15%	1.00% of $0 to less than $500 million, 0.95% of $500 million to less than $1 billion, and 0.90% of $1 billion and over

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Fund Name	Management Fees Paid as a Percentage of Average Net Assets for the Fiscal Year Ended May 31, 2012	Contractual Management Fee as a Percentage of Net Assets
Multi-Factor Small Cap Value Fund	0.62%	1.00% of $0 to less than $500 million, 0.95% of $500 million to less than $1 billion, and 0.90% of $1 billion and over
S&P 500 Index Fund	0.12%	0.15% of $0 to less than $50 million, 0.10% of $50 million to less than $150 million, and 0.075% of $150 million and over
Small Cap Fund	1.00%	1.00% of $0 to less than $500 million, 0.95% of $500 million to less than $1 billion, and 0.90% of $1 billion and over

1  From its advisory fee, the Adviser pays a sub-advisory fee to GEAM and Polaris based on the portion of assets of the Fund allocated to GEAM and Polaris as follows:

GEAM	Polaris
0.55% of the first $50 million of assets managed,
0.50% of assets managed between $50 million and
$100 million, 0.45% of assets managed between
$100 million and $150 million and 0.40%
of assets managed over $150 million.	0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

A discussion regarding the basis for the Board's approval of the investment advisory agreement is available in the semiannual report to shareholders for the period ended November 30, 2011. A discussion regarding the basis for the Board's approval for the sub-advisory agreement with GEAM for the International Equity Fund is available in the annual report to shareholders for the period ended May 31, 2012.

Manager of Managers Structure

The Funds have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Funds' Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination or replacement. The Adviser may, in the future, recommend to the Funds' Board the establishment of the Manager of Managers Structure for any of the Funds.

Currently, the PNC International Equity Fund operates under a Manager of Managers structure. Shareholders will be notified of any changes made to sub-advisers within 90 days of the change.

Sub-Advisers

GEAM, an SEC registered investment adviser, serves as Sub-Adviser to a portion of the assets of the International Equity Fund. GEAM's principal office is located at 1600 Summer Street, Stamford, Connecticut 06905. GEAM is a wholly-owned subsidiary of General Electric Company (GE), a widely held public corporation, with its principal office located at 3135 Easton Turnpike, Fairfield, Connecticut 06828. GEAM was established and registered with the United States Securities and Exchange Commission (SEC) in March 1988 under its former name, GE Investment Management Incorporated, to provide investment management services to institutional and individual investors. GEAM is a global asset management firm that manages more than $119 billion in assets (as of June 30, 2012) for both institutional and individual investors worldwide. GEAM has approximately 180 institutional clients, including public and corporate pension plans, endowments, foundations, insurance companies,

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unions, government authorities, sub-advisory relationships and financial intermediaries.

Polaris, an SEC registered investment adviser, serves as Sub-Adviser to a portion of the assets of the International Equity Fund. Since 1995, Polaris has served as a global and international equity manager, serving the investment needs of pension plans, endowment funds and institutional and individual accounts. Polaris is located at 125 Summer Street, Suite 1470, Boston, Massachusetts 02110. As of June 30, 2012, Polaris managed over $4.3 billion in assets. Bernard R. Horn, Jr., Polaris' founder, owns all of the voting interests of Polaris.

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Portfolio Management Teams

References to the "Adviser" in the portfolio manager descriptions below include the Adviser, the predecessor firm or affiliates.

Name	Business experience
Balanced Allocation Fund

Andrew D. Harding Managing Director and Chief Investment Officer of Taxable Fixed Income Years with the Adviser: 12 Industry experience: 31 years	Mr. Harding has primary responsibility for taxable fixed income strategy and performance at the Adviser. Mr. Harding has been with the Adviser since 2000.

Edward A. Johnson, CFA Portfolio Manager Years with the Adviser: 8 Industry experience: 15 years	Mr. Johnson is responsible for portfolio management and research for the large cap value portion of the Balanced Allocation Fund.
Mr. Johnson has been with the Adviser since 2004. From 2000 to 2004, Mr. Johnson was a founding member of Volaris Advisors, a derivatives advisory firm in New York specializing in risk and volatility management, which was acquired by Credit Suisse First Boston.

Michael E. Santelli, CFA, CPA Managing Director Years with the Adviser: 17 Industry experience: 21 years	Mr. Santelli is responsible for portfolio management and research for the large cap value portion of the Balanced Allocation Fund. Mr. Santelli has been with the Adviser since 1995.

Alex L. Vallecillo, CFA Senior Portfolio Manager Years with the Adviser: 16 Industry experience: 17 years	Mr. Vallecillo is responsible for portfolio management and research for the large cap value portion of the Balanced Allocation Fund. Mr. Vallecillo has been with the Adviser since 1996.

Gordon A. Johnson Managing Director Years with the Adviser: 7 Industry experience: 27 years	Mr. Johnson is responsible for portfolio management and equity research for the Balanced Allocation Fund.
Prior to Investment Counselors' merger with the Adviser on December 31, 2005, Mr. Johnson was the President and Chief Investment Officer of Investment Counselors, the former sub-adviser to the Small Cap Fund, since 1985.

Douglas J. Roman, CFA, CMT Director of Equity Management Years with the Adviser and affiliated entities: 10 Industry experience: 25 years	Mr. Roman is responsible for portfolio management and research for the large cap growth portion of the Balanced Allocation Fund.
Prior to joining PNC in 2002, Mr. Roman worked for Penn Street Advisors, Inc., the Penn Street Funds, The Vanguard Group, Rittenhouse Financial Services and CoreStates Investment Advisors.

Ruairi G. O'Neill, CFA Portfolio Manager Years with the Adviser and affiliated entities: 14 Industry Experience: 17	Mr. O'Neill is responsible for portfolio management and research for the large cap value dividend focus portion of the Balanced Allocation Fund.
Prior to joining PNC in June 1998, Mr. O'Neill served with PNC Bank's former affiliate, PNC Global Investment Servicing at the company's international offices in Dublin, Ireland.

Martin C. Schulz, J.D. Managing Director Years with the Adviser: 14 Industry experience: 17 years	Mr. Schulz is responsible for portfolio management and research for the international portion of the Balanced Allocation Fund. Mr. Schulz has been with the Adviser since 1998.

International Equity Fund

Martin C. Schulz, J.D. Managing Director Years with the Adviser: 14 Industry experience: 17 years	Mr. Schulz is responsible for the day-to-day management of the International Growth Component of the International Equity Fund. Mr. Schulz has been with the Adviser since 1998.

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Name	Business experience
Calvin Y. Zhang Senior Analyst/Portfolio Manager Years with the Adviser: 4 Industry experience: 8	Mr. Zhang is responsible for the day-to-day management of the International Growth Component of the International Equity Fund.
Mr. Zhang has been with the Adviser since 2008. Prior to joining the Adviser, from 2004 to 2008, Mr. Zhang was an analyst and portfolio manager with Driehaus Capital Management where he covered China, Taiwan and Korea and helped manage their International Select Portfolio Fund.

Ralph R. Layman, CFA Executive Vice President and Chief Investment Officer Emeritus, GEAM Years with GEAM: 21 Industry experience: 33 years	Mr. Layman is lead portfolio manager for the International Core Component of the International Equity Fund. Mr. Layman joined GEAM in 1991.

Michael J. Solecki, CFA Senior Vice President and Chief Investment Officer – International Equities, GEAM Years with GEAM: 22 Industry experience: 25 years	Mr. Solecki is a portfolio manager for the International Core Component of the International Equity Fund. Mr. Solecki joined GEAM in 1990.

Jonathan L. Passmore Senior Vice President, GEAM Years with GEAM: 11 Industry experience: 37 years	Mr. Passmore is a portfolio manager for the International Core Component of the International Equity Fund. Mr. Passmore joined GEAM in 2001.

Bernard R. Horn, Jr. President and Chief Investment Officer, Polaris Years with Polaris: 17 Industry experience: 32 years	Mr. Horn is responsible for the day-to-day management of the International Value Component of the International Equity Fund. Mr. Horn founded Polaris, sub-adviser of the Fund, in 1995.

Sumanta Biswas, CFA Assistant Portfolio Manager, Polaris Years with Polaris: 10 Industry experience: 16 years	Mr. Biswas is responsible for research and assisting in management of the International Value Component of the International Equity Fund. Mr. Biswas joined Polaris in 2002.

Bin Xiao, CFA Assistant Portfolio Manager, Polaris Years with Polaris: 6 Industry Experience: 8	Mr. Xiao is responsible for research and assisting in management of the International Value Component of the International Equity Fund. Mr. Xiao joined Polaris in 2006.

Large Cap Core Equity Fund and Large Cap Growth Fund

Douglas J. Roman, CFA, CMT Director of Equity Management Years with the Adviser and affiliated entities: 10 Industry experience: 25 years	Lead Portfolio Manager responsible for directing the quantitative efforts of the Large Core/Growth Equity Investment Management Team and overseeing the research group.
Prior to joining PNC in 2002, Mr. Roman worked for Penn Street Advisors, Inc., the Penn Street Funds, The Vanguard Group, Rittenhouse Financial Services and CoreStates Investment Advisors.

Mark W. Batty, CFA Co-Portfolio Manager Years with the Adviser and affiliated entities: 9 Industry experience: 22 years	Co-directs the Large Core/Growth Equity Analyst team and provides research coverage on the Financial Services sector.
Prior to joining PNC in February 2003, Mr. Batty served with The Pennsylvania Trust Company, Penn Mutual Life Insurance, Ryan, Beck & Co. and CoreStates Investment Advisors.

Ruairi G. O'Neill, CFA Co-Portfolio Manager Years with the Adviser and affiliated entities: 14 Industry experience: 17 years	Co-directs the Large Core/Growth Equity Analyst team and provides research coverage on the Pharmaceutical, Biotechnology, Medical Device, and Health Care Services industries.
Prior to joining PNC in June 1998, Mr. O'Neill served with PNC Bank's former affiliate, PNC Global Investment Servicing, at the company's international offices in Dublin, Ireland.

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Name	Business experience
Large Cap Value Fund and Mid Cap Value Fund

Edward A. Johnson, CFA Portfolio Manager Years with the Adviser: 8 Industry experience: 15 years	Mr. Johnson is a Portfolio Manager with shared responsibility for portfolio management of the Large Cap Value Fund and Mid Cap Value Fund.
Mr. Johnson has been with the Adviser since 2004. From 2000 to 2004 Mr. Johnson was a founding member of Volaris Advisors, a derivatives advisory firm in New York specializing in risk and volatility management, which was acquired by Credit Suisse First Boston.

Michael E. Santelli, CFA, CPA Managing Director Years with the Adviser: 17 Industry experience: 21 years	Mr. Santelli is responsible for management of the Large Cap Value Fund and Mid Cap Value Fund. Mr. Santelli has been with the Adviser since 1995.

Alex L. Vallecillo, CFA Senior Portfolio Manager Years with the Adviser: 16 Industry experience: 17 years	Mr. Vallecillo is responsible for management of the Large Cap Value Fund and Mid Cap Value Fund. Mr. Vallecillo has been with the Adviser since 1996.

Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund and Multi-Factor Small Cap Value Fund

Hitesh C. Patel, PhD Managing Director Years with the Adviser: 7 Industry experience: 18 years	Mr. Patel has overall responsibility for quantitative research and portfolio management.
Prior to joining the Adviser in April 2005, Mr. Patel served as Director of Quantitative Research at Harris Investment Management, Inc. ("HIM"). Mr. Patel had been with HIM since 1998.

Paul Kleinaitis, CFA Senior Portfolio Manager Years with the Adviser: 7 Industry experience: 25 years	Mr. Kleinaitis is responsible for portfolio management and investment research.
Prior to joining the Adviser in April 2005, Mr. Kleinaitis was a portfolio manager for HIM. Mr. Kleinaitis had been with HIM since 1999.

S&P 500 Index Fund

Hitesh C. Patel, PhD Managing Director Years with the Adviser: 7 Industry experience: 18 years	Mr. Patel has overall responsibility for quantitative research and portfolio management.
Prior to joining the Adviser in April 2005, Mr. Patel served as Director of Quantitative Research at HIM. Mr. Patel had been with HIM since 1998.

Chen Chen, PhD Senior Analyst Years with the Adviser: 7 Industry experience: 7 years	Ms. Chen is responsible for quantitative research, index strategy research, and structured equity research.
Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the University of Illinois at Chicago pursuing a doctorate in Business Statistics. Ms. Chen earned her doctorate in September 2005.

Small Cap Fund

Gordon A. Johnson Managing Director and Senior Portfolio Manager Years with the Adviser: 7 Industry experience: 27 years	Mr. Johnson has overall responsibility for the team's investment operations.
Prior to Investment Counselors' merger with the Adviser on December 31, 2005, Mr. Johnson was the President and Chief Investment Officer of Investment Counselors, the former sub-adviser to the Small Cap Fund, since 1985.

M. Jed Ellerbroek, Jr., CFA Analyst Years with the Adviser: 4 Industry experience: 7 years	Mr. Ellerbroek is responsible for providing security analysis and idea generation to the portfolio management process for the Small Cap Fund.
Prior to joining the Adviser in 2008, Mr. Ellerbroek was an associate analyst at Wachovia Capital Markets.

James E. Mineman Senior Portfolio Manager Years with the Adviser: 7 Industry experience: 18 years	Mr. Mineman is responsible for coordinating the equity research process along with security analysis for the Small Cap Fund.
Prior to Investment Counselors' merger with the Adviser on December 31, 2005, Mr. Mineman was the Director of Equity Research at Investment Counselors, the former sub-adviser to the Small Cap Fund, since 1994.

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Name	Business experience
Peter A. Roy, CFA Senior Analyst Years with the Adviser: 7 Industry experience: 12 years	Mr. Roy is responsible for providing security analysis and idea generation to the portfolio management process for the Small Cap Fund.
Prior to Investment Counselors' merger with the Adviser on December 31, 2005, Mr. Roy was a portfolio manager at Investment Counselors, the former sub-adviser to the Small Cap Fund, since 2003. Prior to 2003, Mr. Roy was a portfolio manager for Allegiant Trust Company.

Lisa A. Teter Senior Analyst Years with the Adviser: 7 Industry experience: 18 years	Ms. Teter is responsible for portfolio management and trading along with security analysis and idea generation to the portfolio management process for the Small Cap Fund.
Prior to Investment Counselors' merger with the Adviser on December 31, 2005, Ms. Teter was a portfolio manager at Investment Counselors, the former sub-adviser to the Small Cap Fund, since 1994.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Funds is described in the Statement of Additional Information.

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PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange and redeem Class I Shares of the Funds. The Funds may accept or reject any purchase order.

Class I Shares have no sales charge and no minimum initial investment, except as described below.

Class I Shares may be purchased through the trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with PNC Funds Distributor, LLC (the "Underwriter") to place trades for institutional accounts, broker products or similar products. In order to purchase Class I Shares through one of these entities, you must have an account with the entity. That account will be governed by its own rules and regulations that may be more stringent than the rules and regulations governing a direct investment in the Funds. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution. Class I Shares may be purchased directly by institutional investors including corporate investors, pension and profit sharing plans and foundations and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.

Employees, directors, officers and retirees of PNC Funds, investment companies sponsored or advised by the Adviser or its affiliates, The PNC Financial Services Group, Inc. or any of its affiliates, the Fund's Co-Administrators, Underwriter or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) may purchase Class I Shares subject to a $1,000 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. In addition to the $1,000 minimum initial investment, Planned Investment Programs are subject to a $50 monthly minimum investment.

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by the Board, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

How to Purchase and Exchange Fund Shares

New Account Set Up	Adding to an Existing Account
Online pncfunds.com	• Visit our site and click on "Account Access" to submit an online application. Or log on to our on-line Forms Center to print an application and mail to the address below.
• Unless you arrange to pay by wire or Automated Clearing House ("ACH"), write your check, payable in U.S. dollars, to "PNC Funds (Fund name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).	• You may place your purchase order on our website using your established banking instructions for payment. To authorize this service, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

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How to Purchase and Exchange Fund Shares (continued)

New Account Set Up	Adding to an Existing Account
By Mail	• Complete and sign an application. Applications may be requested by calling 1-800-622-FUND (3863) and are also available at pncfunds.com.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the completed and signed account application and your check to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722	• Provide purchase instructions with the fund name, share class, your account number and account registration information.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the instructions and the check to one of the two mailing addresses provided.

By Telephone with Wire Transfer	• Call Investor Services at 1-800-622-FUND (3863) to set up an account number and to receive a wire control number to be included in the body of the wire.
• Ask your bank to immediately transmit available funds by wire. Your bank may charge you a wiring fee for this service.
• Wiring instructions are as follows:
Bank of New York Mellon
ABA # 011001234
Credit: 0000735906
BNY Mellon Investment Servicing (US) Inc.
as agent for PNC Funds
Further Credit: Beneficiary Name
Beneficiary Fund/Account Number
• Complete and sign the account application and mail to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.	• If you previously selected the telephone purchases option for your account, call Investor Services at 1-800-622-FUND (3863) to purchase additional shares.
• If your bank account information is on file, you can request purchases through federal funds wire or electronic transfer through the ACH.
• To add telephone purchases option to your account, please complete an Account Maintenance Form or call Investor Services.
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

By Exchange	• You may exchange your shares of a Fund for the same class of shares of another PNC Fund.
• Call with your account name, number, and amount of exchange into an existing account (minimum amount is $1,000).
• You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.	• If you previously selected the telephone exchange option for your account, call our Investor Services at 1-800-622-FUND (3863) to exchange your shares.
• To authorize exchanges to your account, please complete an Account Maintenance Form or call Investor Services.

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Financial Intermediary

•  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds' transfer agent on time.

•  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

•  PNC Funds may authorize certain financial intermediaries to receive, on behalf of PNC Funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day (as defined below) and subsequently communicated properly to the Fund, and the order will be priced at the Fund's net asset value ("NAV") per share next determined after such receipt by the financial intermediary, adjusted for any applicable sales charge.

Note: If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

How We Calculate NAV

The price of Fund shares is based on the Fund's NAV. NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable by the Adviser, fair value prices will be determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the New York Stock Exchange ("NYSE")) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities such that market quotations are not reliable or readily available. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments. Expenses common to all the Funds are allocated among the Funds on the basis of average net assets. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

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General Information Regarding Purchases

You may purchase shares on any day that the NYSE is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

PNC Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form. In order for you to receive a Fund's NAV determined on a business day, your authorized financial intermediary, if any, must receive your redemption request in good order before the close of trading on the NYSE (normally, 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly to the Fund. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading.

Certain shareholders may also purchase shares of the money market funds of PNC Advantage Funds (together with the PNC Funds, the "Fund Complex"), investment portfolios of another registered investment company for whom the Adviser provides investment advisory services. The PNC Advantage Funds' minimum initial investment is $3 million, subject to certain exceptions. There is no minimum subsequent investment. The PNC Advantage Funds, at their discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $3 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the PNC Advantage Funds, adequate intent and availability of assets to reach a future level of investment of $3 million in the Fund Complex. Please see the PNC Advantage Funds prospectus for more information.

General Information Regarding Exchanges

You may exchange Class I Shares of one Fund for Class I Shares of another Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

You may also exchange Class I Shares of the Funds for Institutional Shares of the money market funds of PNC Advantage Funds. Exchanges into Institutional Shares of the money market funds of PNC Advantage Funds are subject to certain minimum initial and subsequent investment requirements. Please see a PNC Advantage Funds money market funds prospectus for more information.

Sales Charges

There are no sales charges on the purchase of Class I Shares.

How to Redeem Your Fund Shares

Shareholders may redeem shares by following the procedures described below.

Online pncfunds.com	The minimum amount for Internet redemptions is $100. To authorize this service, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Telephone 1-800-622-FUND (3863)	Call with your account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record.

Financial Intermediary	Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Funds.

Signature Guarantee

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal

52

identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

Receiving Your Money

If you would like the proceeds of your redemption to be sent to an address, or made payable to a payee which is different from the address or payee information we have on record please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order. Good order means, among other things, that your request includes complete information.

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your financial intermediary may charge a fee.

If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase). If you recently changed your address you will not be able to redeem your shares within 30 days after the change without a signature guarantee.

Redemptions in Kind

We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemptions in kind) with a market value equal to the redemption price rather than cash when the Fund determines that it is in the best interests of the Fund and its shareholders. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

Involuntary Sale of Your Shares

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will give you or your financial intermediary at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Redeem Your Shares

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a)  trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  the SEC has by order permitted the Fund's suspension;

(d)  an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets; or

(e)  permitted by applicable law.

Telephone and Internet Transactions

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss.

Customer Identification Program

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

Cost Basis Reporting

When you redeem or exchange Fund shares that are held in a taxable account, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the Internal Revenue Service on an Internal Revenue Service Form 1099-B cost-basis information with respect to those shares, as well as information about whether any gain or loss on your

53

redemption or exchange is short- or long-term and whether any loss is disallowed under the "wash sale" rules. Such reporting generally is not required for shares held in a Qualified Plan or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

A Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund's default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary's default method (or the method you have selected by notifying the intermediary) will apply. Please see the Funds' website at: pncfunds.com or contact the Funds at 1-800-622-FUND (3863) or consult your financial intermediary, as appropriate, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in a Fund, and to determine which available cost basis method is best for you.

Limitations on Purchases, Exchanges and Redemptions

PNC Funds' Board of Trustees has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

General Trading Limits: Fund shareholders are limited to no more than one "round trip" transaction – a fund purchase followed shortly by a corresponding sale (redemption or exchange) – during a 60-day period. If more than one "round trip" transaction occurs in an account, there must be at least 60 calendar days between the initiation of each transaction.

PNC Funds reserves the right to notify shareholders who violate PNC Funds' market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

•  Reject a purchase or exchange order

•  Delay payment of immediate cash redemption proceeds for up to seven calendar days

•  Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

•  Limit the amount of any exchange

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

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DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

Dividends from net investment income are declared and paid as follows:

Fund Name
Balanced Allocation	Quarterly
International Equity	Annually
Large Cap Core Equity	Quarterly
Large Cap Growth	Annually
Large Cap Value	Quarterly
Mid Cap Value	Annually
Multi-Factor Small Cap Core	Annually
Multi-Factor Small Cap Growth	Annually
Multi-Factor Small Cap Value	Annually
S&P 500 Index	Quarterly
Small Cap	Annually

Each Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the corresponding distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain United States federal income tax considerations generally applicable to investments in the Funds under current law, which is subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are United States citizens or residents. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Each Fund intends to qualify and be treated each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

Fund Distributions

Each Fund intends to distribute each year all or substantially all of its net investment income and capital gains, including its net capital gain (the excess of long-term capital gain over short-term capital loss, in each case determined with reference to any loss carryforwards). You will be subject to federal income tax on Fund distributions in the manner described herein, regardless of whether they are paid in cash or reinvested in additional shares. Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in the following January are taxable as if they were paid on December 31 of the year in which they were declared.

Distributions of investment income and gains from the sale of investments that a Fund owned for one year or less will generally be taxable to you at ordinary income rates. Distributions attributable to the net capital gain of a Fund ("capital gain dividends") will generally be taxable to you as long-term capital gain, regardless of how long you have held your shares. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. You will be notified annually of the tax status of distributions paid to you.

For taxable years beginning before January 1, 2013 distributions of investment income properly reported by a Fund as derived from "qualified dividend income" will generally be taxable to you at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Certain of a Fund's investment activities, such as securities lending activities, if any, high portfolio turnover, or investments in debt securities or "non-qualified" foreign corporations will result in a lesser amount of the Fund's distributions qualifying for this favorable tax treatment than if the Fund had not conducted such activities. See the Statement of Additional Information for a description of the requirements necessary for this favorable tax treatment to apply. The special tax treatment of qualified dividend income will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

A portion of the Funds' dividends paid to corporate shareholders may be eligible for the dividends-received deduction, provided holding period and other requirements are met at both the shareholder and Fund levels. Certain of a Fund's investment activities, such as securities lending activities, if any, high portfolio turnover rate, or investments in debt securities or foreign corporations will result in a smaller portion of the Fund's distributions qualifying for the dividends-received deduction than if the Fund had not conducted such activities. No substantial portion of the distributions from the International Equity Fund will be eligible for the dividends-received deduction.

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the "net investment income" of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose

55

dividends paid by a Fund, including any capital gain dividends and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. However, you will be taxed on the entire amount of the distribution received, even though, as an economic matter, all or a portion of the distribution constitutes a return of capital. This tax result is known as "buying into a dividend."

Redemptions or Exchanges

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange, or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. As described under "Cost Basis Reporting" above, upon the sale, exchange, or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service with cost basis and certain other related tax information about the Fund shares you sold, redeemed or exchanged. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, all or a portion of any loss realized on a disposition of shares of a Fund will be disallowed under the "wash sale" rules if other shares of the same Fund are purchased within 30 days before or after the disposition, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.

Investments in Foreign Securities

A Fund's investments in foreign securities may be subject to foreign withholding taxes, which can decrease the Fund's yield on such securities. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least a minimum period specified by the applicable tax rules. The Funds other than the PNC International Equity Fund do not expect to be eligible to make such an election. Even if a Fund qualifies to make such an election for any year, it may determine not to do so. See the Statement of Additional Information for additional information regarding such credits.

Investments in Certain Derivatives

Certain of a Fund's investments in derivatives could affect the amount, timing and character of distributions you receive.

Backup Withholding

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable distributions or gross proceeds realized upon redemption of Fund shares payable to shareholders who fail to provide to the Fund a correct tax payer identification number in the manner required, who have under-reported dividend or interest income, or who fail to certify to the Fund that they are not subject to backup withholding. Under current law, the backup withholding rate is 28% for amounts paid through 2012 and will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

IRAs and Other Tax-Advantaged Accounts

Fund distributions on, and sales, exchanges and redemptions of, shares held through a tax-advantaged retirement account, such as an IRA or other tax-qualified plan, will not be currently taxable. Special tax rules apply to investments through such accounts. You should consult your tax advisor regarding the tax treatment of distributions from such a tax-advantaged account.

U.S. Federal Tax Treatment of Foreign Shareholders

Investors that are not U.S. citizens or residents should consult their own tax advisors regarding the U.S. and non-U.S. tax consequences of an investment in a Fund.

State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is in the Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2012 and is incorporated by reference into the Statement of Additional Information.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

BALANCED ALLOCATION FUND

	Class I
	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.74		$9.07	$8.24	$10.89	$11.86
Net Investment Income[1]	0.17		0.14	0.15	0.20	0.22
Realized and Unrealized Gain (Loss) on Investments	(0.26)		1.67	0.83	(2.65)	(0.24)
Total from Investment Operations	(0.09)		1.81	0.98	(2.45)	(0.02)
Payment by Affiliate[1]	—	**,2	—	—	—	—	**,3
Dividends from Net Investment Income	(0.18)		(0.14)	(0.15)	(0.20)	(0.24)
Distributions from Net Realized Gains	—		—	—	—	(0.71)
Total Distributions	(0.18)		(0.14)	(0.15)	(0.20)	(0.95)
Net Asset Value, End of Period	$10.47		$10.74	$9.07	$8.24	$10.89
Total Return†	(0.75)%[2]		20.21%	11.92%	(22.58)%	(0.28)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$45,922		$80,603	$81,917	$137,909	$200,150
Ratio of Expenses to Average Net Assets	1.00%		1.02%	1.02%	1.02%	0.98%
Ratio of Net Investment Income to Average Net Assets	1.64%		1.46%	1.72%	2.37%	2.00%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.12%		1.07%	1.02%	1.02%	0.98%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.52%		1.41%	1.72%	2.37%	2.00%
Portfolio Turnover Rate	63%		76%	115%	93%	126%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  During the year ended May 31, 2012, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund. See Note 11 in Notes to Financial Statements.

3  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

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FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

INTERNATIONAL EQUITY FUND

	Class I
	2012		2011	2010	2009	2008[1]
Net Asset Value, Beginning of Period	$16.30		$12.14	$10.94	$17.94	$18.12
Net Investment Income[2]	0.18		0.16	0.14	0.14	0.27
Realized and Unrealized Gain (Loss) on Investments	(3.31)		4.13	1.07	(6.83)	(0.27)
Total from Investment Operations	(3.13)		4.29	1.21	(6.69)	—
Payment by Affiliate[2]	—	**,3	—	—	—	—	**,4
Contributions of Capital by Affiliate[2]	—	**,5	—	—	—	—
Dividends from Net Investment Income	(0.18)		(0.13)	(0.01)	(0.31)	(0.18)
Distributions from Net Realized Gains	—		—	—	—	—
Total Distributions	(0.18)		(0.13)	(0.01)	(0.31)	(0.18)
Net Asset Value, End of Period	$12.99		$16.30	$12.14	$10.94	$17.94
Total Return†	(19.18)%[3,5]		35.41%	11.09%	(36.94)%	0.01%
Ratios/Supplemental Data
Net Assets End of Period (000)	$301,919		$364,468	$311,574	$238,121	$406,546
Ratio of Expenses to Average Net Assets	1.23%		1.23%	1.21%	1.28%	1.23%
Ratio of Net Investment Income to Average Net Assets	1.26%		1.13%	1.11%	1.21%	1.53%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.23%		1.23%	1.21%	1.34%	1.38%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.26%		1.13%	1.11%	1.15%	1.38%
Portfolio Turnover Rate	31%		38%	74%	37%	43%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Redemption fees received during the year had no effect on the net asset value.

2  Per share data calculated using average shares outstanding method.

3  During the year ended May 31, 2012, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund. See Note 11 in Notes to Financial Statements.

4  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

5  During the year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to errors in the valuation of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. The payment had no impact on the total return of the Fund. See Note 10 in Notes to Financial Statements.

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

LARGE CAP CORE EQUITY FUND

	Class I
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.96	$8.60	$7.30	$11.77	$13.48
Net Investment Income (Loss)[1]	0.12	0.10	0.05	0.05	—	**
Realized and Unrealized Gain (Loss) on Investments	(0.17)	2.35	1.31	(4.35)	(0.58)
Total from Investment Operations	(0.05)	2.45	1.36	(4.30)	(0.58)
Payment by Affiliate[1]	—	—	—	—	—	**,2
Dividends from Net Investment Income	(0.12)	(0.09)	(0.06)	(0.04)	(0.09)
Distributions from Net Realized Gains	—	—	—	(0.13)	(1.04)
Total Distributions	(0.12)	(0.09)	(0.06)	(0.17)	(1.13)
Net Asset Value, End of Period	$10.79	$10.96	$8.60	$7.30	$11.77
Total Return†	(0.46)%	28.69%	18.68%	(36.46)%	(4.72)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$17,840	$14,431	$13,924	$121,950	$201,994
Ratio of Expenses to Average Net Assets	0.94%	0.94%	0.84%	0.96%	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.13%	1.05%	0.65%	0.59%	0.02%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.26%	1.28%	1.05%	0.96%	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.81%	0.71%	0.44%	0.59%	0.02%
Portfolio Turnover Rate	60%	79%	383%[3]	89%	83%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  During the period ended May 31, 2010, the portfolio turnover rate increased as a result of significant shareholder redemptions during the period.

58

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

LARGE CAP GROWTH FUND

	Class I
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.24	$13.42	$11.57	$18.53	$20.80
Net Investment Income (Loss)[1]	0.11	0.07	0.06	0.06	(0.04)
Realized and Unrealized Gain (Loss) on Investments	0.05	3.86	1.82	(6.96)	(0.38)
Total from Investment Operations	0.16	3.93	1.88	(6.90)	(0.42)
Payment by Affiliate[1]	—	—	—	—	0.01[2]
Dividends from Net Investment Income	(0.09)	(0.11)	(0.03)	(0.06)	—
Distributions from Net Realized Gains	—	—	—	—	(1.86)
Total Distributions	(0.09)	(0.11)	(0.03)	(0.06)	(1.86)
Net Asset Value, End of Period	$17.31	$17.24	$13.42	$11.57	$18.53
Total Return†	0.98%	29.32%	16.31%	(37.24)%	(2.60)%[3]
Ratios/Supplemental Data
Net Assets End of Period (000)	$56,731	$80,188	$96,561	$178,605	$444,181
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.95%	0.98%	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.63%	0.44%	0.44%	0.46%	(0.22)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.09%	1.07%	0.99%	0.98%	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.52%	0.35%	0.40%	0.46%	(0.22)%
Portfolio Turnover Rate	61%	71%	165%[4]	93%	92%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  During the year ended May 31, 2008, 0.05% of Class I total returns was attributable to a one-time payment resulting from an agreement between the Adviser and the Trust regarding marketing budget arrangements. Excluding this item, the total returns would have been (2.65)% for Class I.

4  During the period ended May 31, 2010, the portfolio turnover rate increased as a result of significant shareholder redemptions.

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

LARGE CAP VALUE FUND

	Class I
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.22	$11.62	$10.72	$16.76	$20.99
Net Investment Income[1]	0.21	0.17	0.18	0.27	0.28
Realized and Unrealized Gain (Loss) on Investments	(0.62)	2.61	0.92	(5.75)	(2.33)
Total from Investment Operations	(0.41)	2.78	1.10	(5.48)	(2.05)
Payment by Affiliate[1]	—	—	—	—	—	**,2
Dividends from Net Investment Income	(0.21)	(0.18)	(0.20)	(0.27)	(0.32)
Distributions from Net Realized Gains	—	—	—	(0.29)	(1.86)
Total Distributions	(0.21)	(0.18)	(0.20)	(0.56)	(2.18)
Net Asset Value, End of Period	$13.60	$14.22	$11.62	$10.72	$16.76
Total Return†	(2.86)%	24.18%	10.25%	(32.68)%	(10.26)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$102,960	$152,015	$210,282	$292,811	$611,529
Ratio of Expenses to Average Net Assets	0.99%	0.97%	0.93%	0.96%	0.91%
Ratio of Net Investment Income to Average Net Assets	1.53%	1.32%	1.49%	2.20%	1.52%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.99%	0.97%	0.93%	0.96%	0.91%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.53%	1.32%	1.49%	2.20%	1.52%
Portfolio Turnover Rate	23%	69%	52%	65%	104%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

59

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

MID CAP VALUE FUND

	Class I
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.35	$10.80	$8.68	$13.48	$16.61
Net Investment Income[1]	0.08	0.06	0.07	0.12	0.12
Realized and Unrealized Gain (Loss) on Investments	(1.23)	2.64	2.07	(4.75)	(2.28)
Total from Investment Operations	(1.15)	2.70	2.14	(4.63)	(2.16)
Payment by Affiliate[1]	—	—	—	—	—	**,2
Dividends from Net Investment Income	(0.10)	(0.15)	(0.02)	(0.17)	(0.26)
Distributions from Net Realized Gains	—	—	—	—	(0.71)
Total Distributions	(0.10)	(0.15)	(0.02)	(0.17)	(0.97)
Net Asset Value, End of Period	$12.10	$13.35	$10.80	$8.68	$13.48
Total Return†	(8.61)%	25.12%	24.64%	(34.22)%	(13.21)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$29,129	$72,744	$74,331	$96,510	$216,224
Ratio of Expenses to Average Net Assets	1.06%	1.02%	1.01%	1.08%	1.01%
Ratio of Net Investment Income to Average Net Assets	0.67%	0.53%	0.72%	1.24%	0.83%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.06%	1.02%	1.01%	1.21%	1.26%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.67%	0.53%	0.72%	1.11%	0.58%
Portfolio Turnover Rate	23%	32%	66%	73%	58%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

MULTI-FACTOR SMALL CAP CORE FUND1

	Class I
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.62	$8.84	$7.03	$11.05	$12.34
Net Investment Income[1]	0.05	0.04	0.05	0.04	0.03
Realized and Unrealized Gain (Loss) on Investments	(0.75)	2.90	1.90	(4.06)	(1.24)
Total from Investment Operations	(0.70)	2.94	1.95	(4.02)	(1.21)
Payment by Affiliate[1]	—	—	—	—	—	**,2
Dividends from Net Investment Income	(0.02)	(0.16)	(0.14)	—	(0.08)[3]
Distributions from Net Realized Gains	—	—	—	—	—
Total Distributions	(0.02)	(0.16)	(0.14)	—	(0.08)
Net Asset Value, End of Period	$10.90	$11.62	$8.84	$7.03	$11.05
Total Return†	(6.00)%	33.42%	27.90%	(36.38)%	(9.87)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$15,298	$15,286	$18,199	$22,531	$49,073
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.93%	0.95%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42%	0.40%	0.64%	0.47%	0.25%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.42%	1.42%	1.33%	1.30%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.05)%	(0.07)%	0.24%	0.12%	(0.04)%
Portfolio Turnover Rate	77%	90%	105%	186%	107%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  Includes a tax return of capital of $(0.0434) for Class I.

60

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

MULTI-FACTOR SMALL CAP GROWTH FUND

	Class I
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.73	$9.02	$7.21	$11.42	$11.78
Net Investment Income (Loss)[1]	0.03	(0.02)	0.02	— **	(0.03)
Realized and Unrealized Gain (Loss) on Investments	(0.97)	3.78	1.79	(4.21)	(0.12)
Total from Investment Operations	(0.94)	3.76	1.81	(4.21)	(0.15)
Payment by Affiliate[1]	—	—	—	—	—	**,2
Dividends from Net Investment Income	—	(0.02)	—	—	—
Distributions from Net Realized Gains	—	(0.03)	—	—	(0.21)
Total Distributions	—	(0.05)	—	—	(0.21)
Net Asset Value, End of Period	$11.79	$12.73	$9.02	$7.21	$11.42
Total Return†	(7.38)%	41.76%	25.10%	(36.87)%	(1.38)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$9,674	$11,105	$10,010	$5,007	$6,491
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.94%	0.95%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.26%	(0.19)%	0.27%	0.02%	(0.27)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.81%	1.92%	1.84%	1.86%	1.67%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(0.60)%	(1.16)%	(0.63)%	(0.89)%	(0.99)%
Portfolio Turnover Rate	108%	92%	112%	128%	137%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

MULTI-FACTOR SMALL CAP VALUE FUND

	Class I
	2012	2011	2010	2009	2008[1]
Net Asset Value, Beginning of Period	$13.89	$10.90	$8.51	$13.18	$19.66
Net Investment Income (Loss)[2]	0.16	0.11	0.06	0.07	(0.01)
Realized and Unrealized Gain (Loss) on Investments	(1.54)	3.08	2.33	(4.61)	(3.73)
Total from Investment Operations	(1.38)	3.19	2.39	(4.54)	(3.74)
Payment by Affiliate[2]	—	—	—	—	0.01[3]
Dividends from Net Investment Income	(0.13)	(0.20)	—	(0.13)[4]	—	**,5
Distributions from Net Realized Gains	—	—	—	—	(2.75)
Total Distributions	(0.13)	(0.20)	—	(0.13)	(2.75)
Net Asset Value, End of Period	$12.38	$13.89	$10.90	$8.51	$13.18
Total Return†	(9.96)%	29.46%	28.09%	(34.41)%	(19.53)%[6]
Ratios/Supplemental Data
Net Assets End of Period (000)	$9,623	$19,163	$19,528	$28,920	$137,557
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.29%	1.34%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.24%	0.94%	0.59%	0.62%	(0.09)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.62%	1.61%	1.51%	1.34%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.87%	0.58%	0.37%	0.62%	(0.09)%
Portfolio Turnover Rate	91%	77%	104%	81%	102%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Redemption fees received during the year had no effect on the net asset value.

2  Per share data calculated using average shares outstanding method.

3  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

4  Includes a tax return of capital of $(0.0475) for Class I.

5  Includes a tax return of capital of $(0.0010) for Class I.

6  During the year ended May 31, 2008, 0.05% of Class I total returns were attributable to a one-time payment resulting from an agreement between the Adviser and the Trust regarding marketing budget arrangements. Excluding this item, the total returns would have been (19.58)% for Class I.

61

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

S&P 500 INDEX FUND

	Class I
	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.71		$8.68	$7.30	$11.25	$13.10
Net Investment Income[1]	0.19		0.16	0.14	0.18	0.19
Realized and Unrealized Gain (Loss) on Investments	(0.26)		2.03	1.38	(3.84)	(1.06)
Total from Investment Operations	(0.07)		2.19	1.52	(3.66)	(0.87)
Payment by Affiliate[1]	—	**,2	—	—	—	—	**,3
Dividends from Net Investment Income	(0.18)		(0.16)	(0.14)	(0.18)	(0.20)
Distributions from Net Realized Gains	—		—	—	(0.11)	(0.78)
Total Distributions	(0.18)		(0.16)	(0.14)	(0.29)	(0.98)
Net Asset Value, End of Period	$10.46		$10.71	$8.68	$7.30	$11.25
Total Return†	(0.55)%[2]		25.51%	20.90%	(32.63)%	(6.98)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$88,355		$94,945	$87,998	$87,431	$138,373
Ratio of Expenses to Average Net Assets	0.35%		0.37%	0.36%	0.42%	0.37%
Ratio of Net Investment Income to Average Net Assets	1.82%		1.67%	1.66%	2.20%	1.64%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.35%		0.37%	0.36%	0.48%	0.52%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.82%		1.67%	1.66%	2.12%	1.49%
Portfolio Turnover Rate	9%		27%	17%	36%	29%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  During the year ended May 31, 2012, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund. See Note 11 in Notes to Financial Statements.

3  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

SMALL CAP FUND

	Class I
	2012	2011	2010	2009	2008[1]
Net Asset Value, Beginning of Period	$12.85	$9.87	$7.52	$11.51	$13.74
Net Investment Income (Loss)[2]	(0.06)	(0.02)	(0.02)	(0.01)	0.01
Realized and Unrealized Gain (Loss) on Investments	0.19	3.00	2.37	(3.97)	(1.41)
Total from Investment Operations	0.13	2.98	2.35	(3.98)	(1.40)
Payment by Affiliate[2]	—	—	—	—	—	**,3
Contributions of Capital by Affiliate[2]	0.01[4]	—	—	—	—
Dividends from Net Investment Income	—	—	—	(0.01)	(0.02)
Distributions from Net Realized Gains	—	—	—	—	(0.81)
Total Distributions	—	—	—	(0.01)	(0.83)
Net Asset Value, End of Period	$12.99	$12.85	$9.87	$7.52	$11.51
Total Return†	1.09%[4]	30.19%	31.25%	(34.57)%	(10.35)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$151,860	$177,697	$182,881	$142,964	$240,414
Ratio of Expenses to Average Net Assets	1.24%	1.22%	1.17%	1.21%	1.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.51)%	(0.15)%	(0.27)%	(0.15)%	0.08%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.24%	1.22%	1.17%	1.21%	1.16%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.51)%	(0.15)%	(0.27)%	(0.15)%	0.08%
Portfolio Turnover Rate	32%	47%	59%	83%	44%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Redemption fees received during the year had no effect on the net asset value.

2  Per share data calculated using average shares outstanding method.

3  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

4  During the year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to errors in the valuation of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. Excluding this item, the total returns would have been 1.01% for Class I. See Note 10 in Notes to Financial Statements.

62

Investment Adviser

PNC Capital Advisors, LLC
One East Pratt Street, 5th Floor
Baltimore, Maryland 21202

Underwriter

PNC Funds Distributor, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600

For more information about the Funds, please ask for

Statement of Additional Information (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports

The Annual and Semi-Annual reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

To Obtain More Information:

By Internet:
pncfunds.com

By Telephone:

Call 1-800-622-FUND (3863)

By Mail:

PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520

PNC Funds' Investment Company Act
registration number is 811-4416

PNC FUNDS PROSPECTUS

CLASS A AND CLASS C SHARES

SEPTEMBER 28, 2012

FIXED INCOME FUNDS
Bond Fund	Class A PAAAX	Class C PFDCX

Government Mortgage Fund	Class A POMAX	Class C PGTCX

High Yield Bond Fund	Class A PAHBX

Intermediate Bond Fund	Class A PBFAX	Class C PIBCX

Limited Maturity Bond Fund	Class A PLFAX	Class C PFLCX

Total Return Advantage Fund	Class A PTVAX	Class C PTVCX

Ultra Short Bond Fund	Class A PSBAX

TAX EXEMPT BOND FUNDS
Intermediate Tax Exempt Bond Fund	Class A PTBIX	Class C PITCX

Maryland Tax Exempt Bond Fund	Class A PDATX	Class C PDACX

Michigan Intermediate Municipal Bond Fund	Class A PMMAX	Class C PMICX

Ohio Intermediate Tax Exempt Bond Fund	Class A POXAX	Class C POXCX

Pennsylvania Intermediate Municipal Bond Fund	Class A PPMAX	Class C PPMCX

Tax Exempt Limited Maturity Bond Fund	Class A PDLAX	Class C PDCLX

If you have any questions about any part of the prospectus or wish to obtain additional information about PNC Funds, please visit pncfunds.com or call 1-800-622-FUND (3863).

Not FDIC Insured — May Lose Value — No Bank Guarantee

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

Investment Adviser

PNC CAPITAL ADVISORS, LLC

FIXED INCOME FUNDS

PNC BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income as well as preservation of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 65 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	0.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%	0.45%
Distribution (12b-1) Fees	0.03%[2]	0.75%
Other Expenses	0.39%	0.39%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.14%	0.14%
Total Annual Fund Operating Expenses	0.87%	1.59%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$535	$729	$940	$1547
Class C Shares	$262	$502	$866	$1889

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$162	$502	$866	$1889

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by PNC Capital Advisors, LLC (the "Adviser") to be of comparable quality.

1

FIXED INCOME FUNDS

PNC BOND FUND

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The

2

FIXED INCOME FUNDS

PNC BOND FUND

prices of securities issued by such companies may decline in response.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/ FundID_288/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	4.44%	(9/30/02)
Worst Quarter	-3.18%	(9/30/08)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 2.82%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares
Returns Before Taxes	0.70%	4.39%	4.48%
Returns After Taxes on Distributions[1]	-0.36%	2.97%	3.01%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	0.44%	2.90%	2.95%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
	1 Year	5 Years	10 Years
Class C Shares
Returns Before Taxes	3.73%	4.61%	4.21%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Andrew D. Harding	12	Managing Director and Chief Investment Officer of Taxable Fixed Income

Timothy D. Compan, Jr., CFA	3	Senior Portfolio Manager

Mark A. Lozina, CFA	10	Senior Portfolio Manager

Sean T. Rhoderick, CFA	3	Senior Portfolio Manager

3

FIXED INCOME FUNDS

PNC BOND FUND

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 46 of this prospectus.

4

FIXED INCOME FUNDS

PNC GOVERNMENT MORTGAGE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income as well as preservation of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 65 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	0.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.03%[2]	0.75%
Other Expenses	0.50%	0.50%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.25%	0.25%
Total Annual Fund Operating Expenses	0.93%	1.65%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$541	$747	$971	$1613
Class C Shares	$268	$520	$897	$1955

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$168	$520	$897	$1955

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of mortgage-related securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years, but may vary outside that range from time to time, including due to market conditions. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in mortgage-related securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest up to 20% of its assets in other types of investments including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, PNC Capital Advisors, LLC (the "Adviser") considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes

5

FIXED INCOME FUNDS

PNC GOVERNMENT MORTGAGE FUND

an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

6

FIXED INCOME FUNDS

PNC GOVERNMENT MORTGAGE FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/ FundID_317/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	3.76%	(12/31/08)
Worst Quarter	-1.25%	(6/30/04)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 1.53%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares
Returns Before Taxes	0.18%	4.84%	4.42%
Returns After Taxes on Distributions[1]	-1.15%	3.26%	2.81%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	0.10%	3.20%	2.80%
Barclays U.S. Mortgage-Backed Fixed Rate Securities Index (reflects no deduction for fees, expenses or taxes)	6.32%	6.61%	5.72%
	1 Year	5 Years	10 Years
Class C Shares
Returns Before Taxes	3.06%	5.04%	4.16%
Barclays U.S. Mortgage-Backed Fixed Rate Securities Index (reflects no deduction for fees, expenses or taxes)	6.32%	6.61%	5.72%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Andrew D. Harding	12	Managing Director and Chief Investment Officer of Taxable Fixed Income

Timothy D. Compan, Jr., CFA	3	Senior Portfolio Manager

Mark A. Lozina, CFA	10	Senior Portfolio Manager

Sean T. Rhoderick, CFA	3	Senior Portfolio Manager

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 46 of this prospectus.

7

FIXED INCOME FUNDS

PNC HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income along with capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 65 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	0.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) Fees	0.01%[2]
Other Expenses	0.94%
Shareholder Servicing Fees	0.25%
Other	0.69%
Total Annual Fund Operating Expenses	1.45%
Fee Waiver and Expense Reimbursement[3]	0.44%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	1.01%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 1.01%, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013, at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement and the contractual limitation on Distribution (12b-1) Fees for Class A Shares are reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$548	$865	$1204	$2159

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The term "high yield" is generally understood to describe debt securities that are rated below investment grade or, if unrated, determined by PNC Capital Advisors, LLC (the "Adviser") to be of comparable quality ("junk bonds"). The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

The Fund may invest in foreign securities, including securities of issuers in emerging markets.

In buying and selling securities for the Fund the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and

8

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market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives, as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets include all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature

9

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PNC HIGH YIELD BOND FUND

of the issuer's ability to make principal and interest payments.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/ FundID_430/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	21.58%	(6/30/09)
Worst Quarter	-4.58%	(9/30/11)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 6.95%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	Since Inception (4/29/08)
Class A Shares
Returns Before Taxes	0.26%	5.92%
Returns After Taxes on Distributions[1]	-2.59%	1.49%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	0.41%	2.54%
Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	4.98%	9.52%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

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MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Andrew D. Harding	4	Managing Director and Chief Investment Officer of Taxable Fixed Income

Timothy D. Compan, Jr., CFA	3	Senior Portfolio Manager

Kenneth F. Karwowski, CFA	4	Portfolio Manager

Mark A. Lozina, CFA	4	Senior Portfolio Manager

Sean T. Rhoderick, CFA	3	Senior Portfolio Manager

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 46 of this prospectus.

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INVESTMENT OBJECTIVE

The Fund seeks to provide current income as well as preservation of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 65 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	0.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.03%[2]	0.75%
Other Expenses	0.38%	0.38%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.13%	0.13%
Total Annual Fund Operating Expenses	0.81%	1.53%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013 at which time the Board will determine whether to renew, revise or discontinue it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$529	$711	$909	$1479
Class C Shares	$256	$483	$834	$1824

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$156	$483	$834	$1824

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of domestic and foreign investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years, but may vary outside that range from time to time, including due to market conditions. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by PNC Capital Advisors, LLC (the "Adviser") to be of comparable quality.

12

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If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The

13

FIXED INCOME FUNDS

PNC INTERMEDIATE BOND FUND

prices of securities issued by such companies may decline in response.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/ FundID_294/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	4.70%	(9/30/02)
Worst Quarter	-2.54%	(6/30/04)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 2.43%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares
Returns Before Taxes	-0.73%	4.49%	4.28%
Returns After Taxes on Distributions[1]	-1.71%	3.17%	2.95%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-0.32%	3.09%	2.88%
Barclays Intermediate U.S. Government/ Credit Bond Index (reflects no deduction for fees, expenses or taxes)	5.80%	5.88%	5.20%
	1 Year	5 Years	10 Years
Class C Shares
Returns Before Taxes	2.13%	4.70%	4.02%
Barclays Intermediate U.S. Government/ Credit Bond Index (reflects no deduction for fees, expenses or taxes)	5.80%	5.88%	5.20%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Management Team

Name	Years as Fund Portfolio Manager	Title
Andrew D. Harding	12	Managing Director and Chief Investment Officer of Taxable Fixed Income

Timothy D. Compan, Jr., CFA	3	Senior Portfolio Manager

Mark A. Lozina, CFA	10	Senior Portfolio Manager

Sean T. Rhoderick, CFA	3	Senior Portfolio Manager

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TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 46 of this prospectus.

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INVESTMENT OBJECTIVE

The Fund seeks to provide current income as well as preservation of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 65 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	0.25%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%	0.35%
Distribution (12b-1) Fees	0.03%[2]	0.75%[3]
Other Expenses	0.38%	0.38%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.13%	0.13%
Total Annual Fund Operating Expenses	0.76%	1.48%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 0.25% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013 at which time the Board will determine whether to renew, revise or discontinue it.

3  The underwriter voluntarily agreed to waive 12b-1 fees to the extent necessary to maintain a minimum daily net yield of at least 0.01% for the Class C shares of the Limited Maturity Bond fund for the period May 27, 2012 to May 31, 2012. The voluntary waiver amounted to less that 0.01%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$276	$453	$645	$1198
Class C Shares	$251	$468	$808	$1768

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$151	$468	$808	$1768

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from one to five years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defense purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by PNC Capital Advisors, LLC (the "Adviser") to be of comparable quality.

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FIXED INCOME FUNDS

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If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

17

FIXED INCOME FUNDS

PNC LIMITED MATURITY BOND FUND

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/ FundID_305/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	2.13%	(6/30/09)
Worst Quarter	-1.20%	(6/30/04)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 0.69%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares
Returns Before Taxes	-1.24%	3.09%	2.90%
Returns After Taxes on Distributions[1]	-1.68%	2.12%	1.86%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-0.81%	2.07%	1.85%
BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index (reflects no deduction for fees, expenses or taxes)	1.56%	3.94%	3.57%
	1 Year	5 Years	10 Years
Class C Shares
Returns Before Taxes	-1.00%	2.75%	2.37%
BofA Merrill Lynch 1-3 Year U.S. Corporate/ Government Index (reflects no deduction for fees, expenses or taxes)	1.56%	3.94%	3.57%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Andrew D. Harding	12	Managing Director and Chief Investment Officer of Taxable Fixed Income

Timothy D. Compan, Jr., CFA	3	Senior Portfolio Manager

Mark A. Lozina, CFA	10	Senior Portfolio Manager

Sean T. Rhoderick, CFA	8	Senior Portfolio Manager

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 46 of this prospectus.

18

FIXED INCOME FUNDS

PNC TOTAL RETURN ADVANTAGE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income as well as capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 65 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	0.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.03%[2]	0.75%
Other Expenses	0.41%	0.41%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.16%	0.16%
Total Annual Fund Operating Expenses	0.84%	1.56%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013 at which time the Board will determine whether to renew, revise or discontinue it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$532	$720	$925	$1513
Class C Shares	$259	$493	$850	$1856

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$159	$493	$850	$1856

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade debt securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest in fixed income securities of any type, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization

19

FIXED INCOME FUNDS

PNC TOTAL RETURN ADVANTAGE FUND

("NRSRO"), or, if unrated, determined by PNC Capital Advisors, LLC (the "Adviser") to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of the security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 20% of its assets in fixed income securities that are rated below investment grade or, if unrated, are determined by the Adviser to be of comparable quality, sometimes known as "junk bonds." Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or

20

FIXED INCOME FUNDS

PNC TOTAL RETURN ADVANTAGE FUND

higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The performance information below includes the performance of the PNC Total Return Bond Fund (the "Acquired Bond Fund"), a series of PNC Funds, Inc., that was reorganized into the Fund on February 1, 2010. The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of broad measures of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. Returns through February 1, 2010 reflect the expenses of the Acquired Bond Fund. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/ FundID_435/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	6.20%	(12/31/08)
Worst Quarter	-2.15%	(6/30/04)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 3.11%.

21

FIXED INCOME FUNDS

PNC TOTAL RETURN ADVANTAGE FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (9/30/02)
Class A Shares
Returns Before Taxes	1.29%	5.45%	4.57%
Returns After Taxes on Distributions[1]	0.06%	3.99%	3.09%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	0.82%	3.79%	3.02%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/02)	7.84%	6.50%	5.32%
	1 Year	5 Years	Since Inception (9/30/02)
Class C Shares
Returns Before Taxes	4.09%	5.82%	4.52%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/02)	7.84%	6.50%	5.32%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Andrew D. Harding	12	Managing Director and Chief Investment Officer of Taxable Fixed Income

Timothy D. Compan, Jr., CFA	3	Senior Portfolio Manager

Mark A. Lozina, CFA	10	Senior Portfolio Manager

Sean T. Rhoderick, CFA	8	Senior Portfolio Manager

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 46 of this prospectus.

22

FIXED INCOME FUNDS

PNC ULTRA SHORT BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income while preserving capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 65 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	1.00%[1]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	0.03%[2]	0.75%
Other Expenses	0.39%	0.39%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.14%	0.14%
Total Annual Fund Operating Expenses	0.62%	1.34%

1  A contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013 at which time the Board will determine whether to renew, revise or discontinue it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$163	$312	$473	$943
Class C Shares	$236	$425	$734	$1613

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$136	$425	$734	$1613

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 102% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a diversified portfolio of investment grade securities such as U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to be less than 18 months, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

If a security is downgraded, PNC Capital Advisors, LLC (the "Adviser") will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will seek to add value by, among other things, emphasizing market sectors and individual securities that, based on historical yield relationships and the Adviser's judgment, represent attractive opportunities. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or if unrated, determined by the Adviser to be of comparable quality. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization

23

FIXED INCOME FUNDS

PNC ULTRA SHORT BOND FUND

("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

24

FIXED INCOME FUNDS

PNC ULTRA SHORT BOND FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. Class C Shares of the Fund have not commenced operations and are currently not offered to shareholders. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/ FundID_301/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	1.90%	(12/31/08)
Worst Quarter	-0.42%	(6/30/04)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 0.20%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (1/6/03)
Class A Shares
Returns Before Taxes	-0.92%	2.33%	2.25%
Returns After Taxes on Distributions[1]	-1.12%	1.52%	1.40%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-0.60%	1.52%	1.42%
BofA Merrill Lynch 1-Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes) (since inception date 12/31/02)	0.57%	2.55%	2.41%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Andrew D. Harding	12	Managing Director and Chief Investment Officer of Taxable Fixed Income

Timothy D. Compan, Jr., CFA	3	Senior Portfolio Manager

Mark A. Lozina, CFA	10	Senior Portfolio Manager

Sean T. Rhoderick, CFA	3	Senior Portfolio Manager

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 46 of this prospectus.

25

TAX EXEMPT BOND FUNDS

PNC INTERMEDIATE TAX EXEMPT BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income while preserving capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 65 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	0.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.03%[2]	0.75%
Other Expenses	0.40%	0.40%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.15%	0.15%
Total Annual Fund Operating Expenses	0.83%	1.55%
Fee Waiver and Expense Reimbursement[3]	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	0.81%	1.53%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013 at which time the Board will determine whether to renew, revise or discontinue it.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.81% and 1.53% for Class A and Class C Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013 at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amount paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement and the contractual limitation on Distribution (12b-1) Fees for Class A Shares are reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$380	$570	$775	$1367
Class C Shares	$256	$488	$843	$1844

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$156	$488	$843	$1844

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, PNC Capital Advisors, LLC (the "Adviser") considers each security's yield and total return potential relative to other available municipal securities. The Fund normally will maintain a dollar-weighted

26

TAX EXEMPT BOND FUNDS

PNC INTERMEDIATE TAX EXEMPT BOND FUND

average maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. dollar-denominated securities (bonds) that generate income exempt from federal income tax (including the federal alternative minimum tax). A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. Fund dividends may be taxable for state and local income tax purposes. Also, some Fund distributions may be taxable for federal income tax purposes, such as those derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

PRINCIPAL RISKS

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation

27

TAX EXEMPT BOND FUNDS

PNC INTERMEDIATE TAX EXEMPT BOND FUND

or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The performance information below includes the performance of the PNC National Tax-Exempt Bond Fund (the "Acquired Tax-Exempt Bond Fund"), a series of PNC Funds, Inc., that was reorganized into the Fund on February 1, 2010. The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. Returns through February 1, 2010 reflect the expenses of the Acquired Tax-Exempt Bond Fund. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_436/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	5.00%	(9/30/09)
Worst Quarter	-3.96%	(12/31/10)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 2.23%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (9/30/02)
Class A Shares
Returns Before Taxes	6.53%	3.97%	3.01%
Returns After Taxes on Distributions[1]	6.42%	3.79%	2.88%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	5.24%	3.73%	2.92%
S&P Municipal Bond Intermediate Index (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/02)	10.17%	5.96%	5.01%
	1 Year	5 Years	Since Inception (9/30/02)
Class C Shares
Returns Before Taxes	8.01%	3.97%	2.74%
S&P Municipal Bond Intermediate Index (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/02)	10.17%	5.96%	5.01%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Adam Mackey	5	Managing Director

TAX INFORMATION

The Fund seeks to earn income and pay dividends exempt from federal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax and/or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 46 of this prospectus.

28

TAX EXEMPT BOND FUNDS

PNC MARYLAND TAX EXEMPT BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of interest income that is exempt from federal and Maryland state and local income taxes.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 65 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	0.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.03%[2]	0.75%
Other Expenses	0.40%	0.40%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.15%	0.15%
Total Annual Fund Operating Expenses	0.83%	1.55%
Fee Waiver and Expense Reimbursement[3]	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	0.81%	1.53%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.81% and 1.53% for Class A and Class C Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013 at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement and the contractual limitation on Distribution (12b-1) Fees for Class A Shares are reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$380	$570	$775	$1367
Class C Shares	$256	$488	$843	$1844

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$156	$488	$843	$1844

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from federal income taxes, federal alternative minimum tax and Maryland state and local income taxes. A vote of the

29

TAX EXEMPT BOND FUNDS

PNC MARYLAND TAX EXEMPT BOND FUND

Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund will invest in securities of varying maturity.

Some Fund distributions may be taxable, such as dividends that are derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Maryland residents.

In selecting securities for the Fund to buy and sell, PNC Capital Advisors, LLC (the "Adviser") monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and issuers. The Fund will generally purchase investment grade debt municipal obligations, which are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade securities, also known as high yield "junk" bonds (generally rated below the BBB category). The Fund may also invest up to 20% of its assets in interest rate swaps for hedging purposes. The Fund may also invest in derivative securities relating to municipal securities. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PRINCIPAL RISKS

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during

30

TAX EXEMPT BOND FUNDS

PNC MARYLAND TAX EXEMPT BOND FUND

recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Non-Diversification Risk. The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Single State Risk. The Fund's focus on investments in securities of issuers located in a single state leaves the Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. Because the Fund invests primarily in securities issued by Maryland and its municipalities, events in Maryland are likely to affect the Fund's investments and its performance. As a result, the Fund is more vulnerable to unfavorable developments in Maryland than are funds that invest in municipal securities of multiple states.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of broad measures of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. The performance set forth below for the periods prior to February 8, 2010 reflects the performance of corresponding classes of the PNC Maryland Tax-Exempt Bond Fund (the "Predecessor Maryland Tax Exempt Bond Fund"), which was reorganized into the Fund on that date. The Predecessor Maryland Tax Exempt Bond Fund was managed by the Adviser and its predecessors for the periods shown below prior to that date. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_433/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	3.49%	(9/30/09)
Worst Quarter	-2.77%	(12/31/10)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 1.68%.

31

TAX EXEMPT BOND FUNDS

PNC MARYLAND TAX EXEMPT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (9/30/02)
Class A Shares
Returns Before Taxes	4.92%	3.51%	2.82%
Returns After Taxes on Distributions[1]	4.78%	3.49%	2.81%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	4.30%	3.39%	2.80%
S&P Municipal Bond Intermediate Index (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/02)	10.17%	5.96%	5.01%
S&P Municipal Bond Maryland Index (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/02)	8.72%	4.89%	4.62%
	1 Year	5 Years	Since Inception (9/30/02)
Class C Shares
Returns Before Taxes	6.28%	3.51%	2.59%
S&P Municipal Bond Intermediate Index (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/02)	10.17%	5.96%	5.01%
S&P Municipal Bond Maryland Index (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/02)	8.72%	4.89%	4.62%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Adam Mackey	5	Managing Director

TAX INFORMATION

The Fund seeks to earn income and pay dividends exempt from federal income tax and Maryland personal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax and/or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 46 of this prospectus.

32

TAX EXEMPT BOND FUNDS

PNC MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income exempt from regular federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 65 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	0.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.02%[2]	0.75%
Other Expenses	0.55%	0.55%
Shareholder Servicing Fees	0.25%	0.25%
Other[3]	0.30%	0.30%
Total Annual Fund Operating Expenses	0.97%	1.70%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013 at which time the Board will determine whether to renew, revise or discontinue it.

3  "Other Expenses" include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%. "Acquired Fund" means any investment company in which the Fund invests or has invested during the period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$396	$616	$854	$1537
Class C Shares	$273	$536	$923	$2009

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$173	$536	$923	$2009

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities (bonds) issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund distributions may be taxable, such as dividends that are derived from taxable investments and distributions of

33

TAX EXEMPT BOND FUNDS

PNC MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

short and long-term capital gains realized on the sale of portfolio securities. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, PNC Capital Advisors, LLC (the "Adviser") considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of such security, is in the best interests of investors.

PRINCIPAL RISKS

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Non-Diversification Risk. The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Single State Risk. The Fund's focus on investments in securities of issuers located in a single state leaves the Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. Because the Fund invests primarily in securities issued by Michigan and its municipalities, events in Michigan are likely to affect the Fund's investments and its performance. As a result, the Fund is more vulnerable to unfavorable developments in Michigan than are funds that invest in municipal securities of multiple states.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult

34

TAX EXEMPT BOND FUNDS

PNC MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of broad measures of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_323/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	3.93%	(9/30/09)
Worst Quarter	-3.20%	(12/31/10)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 1.94%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares
Returns Before Taxes	5.85%	3.89%	3.68%
Returns After Taxes on Distributions[1]	5.28%	3.54%	3.46%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	5.53%	3.76%	3.64%
S&P Municipal Bond Intermediate Index (reflects no deduction for fees, expenses or taxes)	10.17%	5.96%	5.57%
S&P Municipal Bond Michigan Index (reflects no deduction for fees, expenses or taxes)	10.86%	4.78%	5.31%
	1 Year	5 Years	10 Years
Class C Shares
Returns Before Taxes	7.00%	3.76%	3.25%
S&P Municipal Bond Intermediate Index (reflects no deduction for fees, expenses or taxes)	10.17%	5.96%	5.57%
S&P Municipal Bond Michigan Index (reflects no deduction for fees, expenses or taxes)	10.86%	4.78%	5.31%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Adam Mackey	3	Managing Director

TAX INFORMATION

The Fund seeks to earn income and pay dividends exempt from federal income tax (other than the alternative minimum tax) and Michigan personal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax and/or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 46 of this prospectus.

35

TAX EXEMPT BOND FUNDS

PNC OHIO INTERMEDIATE TAX EXEMPT BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from regular federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with conservation of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 65 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	0.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.03%[2]	0.75%
Other Expenses	0.40%	0.40%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.15%	0.15%
Total Annual Fund Operating Expenses	0.83%	1.55%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013 at which time the Board will determine whether to renew, revise or discontinue it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$382	$572	$777	$1368
Class C Shares	$258	$490	$845	$1845

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$158	$490	$845	$1845

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities (bonds) issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. Some Fund distributions may be taxable, such as dividends that are derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.

In selecting securities for the Fund to buy and sell, PNC Capital Advisors, LLC (the "Adviser") considers each security's yield and total return potential relative to other available municipal securities. The Fund invests primarily in investment grade securities, which are those rated in one of the four

36

TAX EXEMPT BOND FUNDS

PNC OHIO INTERMEDIATE TAX EXEMPT BOND FUND

highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

PRINCIPAL RISKS

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Non-Diversification Risk. The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Single State Risk. The Fund's focus on investments in securities of issuers located in a single state leaves the Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. Because the Fund invests primarily in securities issued by Ohio and its municipalities, events in Ohio are likely to affect the Fund's investments and its performance. As a result, the Fund is more vulnerable to unfavorable developments in Ohio than are funds that invest in municipal securities of multiple states.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

37

TAX EXEMPT BOND FUNDS

PNC OHIO INTERMEDIATE TAX EXEMPT BOND FUND

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of broad measures of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_333/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	3.73%	(6/30/02)
Worst Quarter	-2.60%	(12/31/10)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 2.07%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares
Returns Before Taxes	5.65%	4.22%	3.96%
Returns After Taxes on Distributions[1]	5.36%	4.11%	3.90%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	5.06%	4.05%	3.87%
S&P Municipal Bond Intermediate Index (reflects no deduction for fees, expenses or taxes)	10.17%	5.96%	5.57%
S&P Municipal Bond Ohio Index (reflects no deduction for fees, expenses or taxes)	10.50%	4.21%	4.92%
	1 Year	5 Years	10 Years
Class C Shares
Returns Before Taxes	6.96%	4.05%	3.50%
S&P Municipal Bond Intermediate Index (reflects no deduction for fees, expenses or taxes)	10.17%	5.96%	5.57%
S&P Municipal Bond Ohio Index (reflects no deduction for fees, expenses or taxes)	10.50%	4.21%	4.92%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Adam Mackey	3	Managing Director

TAX INFORMATION

The Fund seeks to earn income and pay dividends exempt from federal income tax and Ohio personal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax and/or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 46 of this prospectus.

38

TAX EXEMPT BOND FUNDS

PNC PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax, as is consistent with conservation of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 65 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	0.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.02%[2]	0.75%
Other Expenses	0.46%	0.46%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.21%	0.21%
Total Annual Fund Operating Expenses	0.88%	1.61%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013 at which time the Board will determine whether to renew, revise or discontinue it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$387	$589	$807	$1436
Class C Shares	$264	$508	$876	$1911

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$164	$508	$876	$1911

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities (bonds) issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund distributions may be taxable, such as dividends that are derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

39

TAX EXEMPT BOND FUNDS

PNC PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

In selecting securities for the Fund to buy and sell, PNC Capital Advisors, LLC (the "Adviser") considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors.

PRINCIPAL RISKS

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Non-Diversification Risk. The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Single State Risk. The Fund's focus on investments in securities of issuers located in a single state leaves the Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. Because the Fund invests primarily in securities issued by Pennsylvania and its municipalities, events in Pennsylvania are likely to affect the Fund's investments and its performance. As a result, the Fund is more vulnerable to unfavorable developments in Pennsylvania than are funds that invest in municipal securities of multiple states.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for

40

TAX EXEMPT BOND FUNDS

PNC PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of broad measures of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_338/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	4.13%	(9/30/09)
Worst Quarter	-3.09%	(12/31/10)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 2.20%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares
Returns Before Taxes	5.24%	4.11%	3.85%
Returns After Taxes on Distributions[1]	4.98%	3.79%	3.68%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	4.73%	3.83%	3.70%
S&P Municipal Bond Intermediate Index (reflects no deduction for fees, expenses or taxes)	10.17%	5.96%	5.57%
S&P Municipal Bond Pennsylvania Index (reflects no deduction for fees, expenses or taxes)	10.40%	5.02%	5.40%
	1 Year	5 Years	10 Years
Class C Shares
Returns Before Taxes	6.64%	3.95%	3.41%
S&P Municipal Bond Intermediate Index (reflects no deduction for fees, expenses or taxes)	10.17%	5.96%	5.57%
S&P Municipal Bond Pennsylvania Index (reflects no deduction for fees, expenses or taxes)	10.40%	5.02%	5.40%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Adam Mackey	3	Managing Director

TAX INFORMATION

The Fund seeks to earn income and pay dividends exempt from federal income tax (other than the alternative minimum tax) and Pennsylvania personal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax and/or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 46 of this prospectus.

41

TAX EXEMPT BOND FUNDS

PNC TAX EXEMPT LIMITED MATURITY BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of income that is exempt from regular federal income tax as is consistent with relative protection of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 65 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	0.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.03%[2]	0.75%
Other Expenses	0.39%	0.39%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.14%	0.14%
Total Annual Fund Operating Expenses	0.82%	1.54%
Fee Waiver and Expense Reimbursement[3]	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	0.81%	1.53%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013 at which time the Board will determine whether to renew, revise or discontinue, but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the table above for the Fund.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.81% and 1.53% for Class A and Class C Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013 at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement and the contractual limitation on Distribution (12b-1) Fees for Class A Shares are reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$380	$568	$771	$1356
Class C Shares	$256	$485	$838	$1834

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$156	$485	$838	$1834

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal

42

TAX EXEMPT BOND FUNDS

PNC TAX EXEMPT LIMITED MATURITY BOND FUND

alternative minimum tax. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund will invest in securities of varying maturity, but generally will favor those with short to medium maturities. The Fund normally will maintain a dollar-weighted average portfolio maturity of between one and five years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

In selecting securities for the Fund to buy and sell, PNC Capital Advisors, LLC (the "Adviser") monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and regions of the country. The Fund will generally purchase investment grade debt municipal obligations, which are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade securities, also known as high yield "junk" bonds (generally rated below the BBB category). The Fund may also invest up to 20% of its assets in interest rate swaps for hedging purposes. The Fund may also invest in derivative securities relating to municipal securities. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PRINCIPAL RISKS

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Derivatives Risk. Derivatives are financial instruments whose value depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during

43

TAX EXEMPT BOND FUNDS

PNC TAX EXEMPT LIMITED MATURITY BOND FUND

recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. The performance set forth below includes the performance of corresponding classes of the PNC Tax-Exempt Limited Maturity Bond Fund (the "Predecessor Tax Exempt Limited Maturity Bond Fund"), which was reorganized into the Fund on February 8, 2010. The Predecessor Tax Exempt Limited Maturity Bond Fund was managed by the Adviser and its predecessors for the periods shown below prior to that date. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_434/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	2.48%	(12/31/08)
Worst Quarter	-1.23%	(12/31/10)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 1.02%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (9/30/02)
Class A Shares
Returns Before Taxes	1.09%	2.79%	2.00%
Returns After Taxes on Distributions[1]	1.09%	2.79%	2.00%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	1.28%	2.68%	1.98%
S&P Municipal Bond Short Intermediate Index (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/02)	5.84%	5.02%	4.08%
	1 Year	5 Years	Since Inception (9/30/02)
Class C Shares
Returns Before Taxes	2.43%	2.82%	1.77%
S&P Municipal Bond Short Intermediate Index (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/02)	5.84%	5.02%	4.08%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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TAX EXEMPT BOND FUNDS

PNC TAX EXEMPT LIMITED MATURITY BOND FUND

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Adam Mackey	5	Managing Director

TAX INFORMATION

The Fund seeks to earn income and pay dividends exempt from federal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax and/or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 46 of this prospectus.

45

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire or online on each day that the New York Stock Exchange is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact the Funds by phone at 1-800-622-FUND (3863).

By Mail: write to the Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•  In general, a Fund's minimum initial investment is $1,000 for Class A and Class C Shares; and

•  If purchasing Class A and Class C Shares through a Planned Investment Program ("PIP"), the initial minimum investment of $1,000 is waived as long as the minimum systematic purchase is $50.

Minimum Subsequent Investments:

•  There is no minimum subsequent investment amount, unless shares are purchased through a PIP; and

•  Shares purchased through a PIP have a $50 minimum subsequent investment requirement.

A Fund's initial and subsequent investment minimums may be reduced or waived in some cases.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

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DETAILS ABOUT THE FUNDS

More Information About Investment Objectives and Principal Investment Strategies

PNC Funds were formerly known as "Allegiant Funds." Each Fund has its own investment objective and strategies for reaching that objective as discussed in the Summary Sections of this prospectus. The investment objective of each Fund may be changed at any time without a shareholder vote. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

This section provides additional information about the principal investment strategies utilized by the Funds. For temporary defensive purposes, during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments and money market instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as during periods of unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

PNC Bond Fund

The Fund seeks to provide current income as well as preservation of capital. The Fund's investment objective may be changed without shareholder approval.

The Fund invests primarily in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Government Mortgage Fund

The Fund seeks to provide current income as well as preservation of capital. The Fund's investment objective may be changed without shareholder approval.

The Fund invests in a diversified portfolio of mortgage-related securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years, but may vary outside that range from time to time, including due to market conditions. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in mortgage-related securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest up to 20% of its assets in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed

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debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PNC High Yield Bond Fund

The Fund seeks a high level of current income along with capital appreciation. The Fund's investment objective may be changed without shareholder approval.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The term "high yield" is generally understood to describe debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investors Service, Inc., or, if unrated, are determined by the Adviser to be of comparable quality, sometimes known as "junk bonds." The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

The Fund may invest in foreign securities, including securities of issuers in emerging markets. While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives, as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Intermediate Bond Fund

The Fund seeks to provide current income as well as preservation of capital. The Fund's investment objective may be changed without shareholder approval.

The Fund invests primarily in a diversified portfolio of domestic and foreign investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years, but may vary outside that range from time to time, including due to market conditions. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Limited Maturity Bond Fund

The Fund seeks to provide current income as well as preservation of capital. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from one to five years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities.

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Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PNC Total Return Advantage Fund

The Fund seeks to provide current income as well as capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade debt securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest in fixed income securities of any type, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of the security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 20% of its assets in fixed income securities that are rated below investment grade or, if unrated, are determined by the Adviser to be of comparable quality, sometimes known as "junk bonds." Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. The Fund does not intend to invest in junk bonds rated by Standard & Poor's at the time of purchase below C or that are of equivalent quality as determined by the Adviser. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Ultra Short Bond Fund

The Fund seeks to provide high current income while preserving capital. The Fund's investment objective may be changed without shareholder approval.

The Fund invests in a diversified portfolio of investment grade securities such as U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The dollar-weighted average maturity of the Fund's portfolio is normally expected to be less than 18 months, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities (bonds). U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus, the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust

49

the Fund's average duration to take advantage of either an expected increase or decrease in interest rates.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will seek to add value by, among other things, emphasizing market sectors and individual securities that, based on historical yield relationships and the Adviser's judgment, represent attractive opportunities. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PNC Intermediate Tax Exempt Bond Fund

The Fund seeks to provide high current income while preserving capital. The Fund's investment objective may be changed without shareholder approval.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser (as defined below) considers each security's yield and total return potential relative to other available municipal securities. The Fund normally will maintain a dollar-weighted average maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. dollar-denominated securities (bonds) that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

PNC Maryland Tax Exempt Bond Fund

The Fund seeks to provide a high level of interest income that is exempt from federal and Maryland state and local income taxes. The Fund's investment objective may be changed without shareholder approval.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from federal income taxes, federal alternative minimum tax and Maryland state and local income taxes. The Fund will invest in securities of varying maturity. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy.

Some Fund distributions may be taxable, such as dividends that are derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Maryland residents.

In selecting securities for the Fund to buy and sell, the Adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and issuers. The Fund will generally purchase investment grade debt municipal obligations, which are those rated in one of the four highest rating categories by at least one NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade securities, also known as high yield "junk" bonds (generally rated below the BBB category). The Fund may also invest up to 20% of its assets in interest rate swaps for hedging purposes. The Fund may also invest in derivative securities relating to municipal securities. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Michigan Intermediate Municipal Bond Fund

The Fund seeks to provide income exempt from regular federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. The Fund's investment objective may be changed without shareholder approval.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities (bonds) issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities

50

that generate income exempt from federal and Michigan personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy.

Some Fund distributions may be taxable, such as dividends that are derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of such security, is in the best interests of investors.

PNC Ohio Intermediate Tax Exempt Bond Fund

The Fund seeks to provide current income exempt from regular federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with conservation of capital. The Fund's investment objective may be changed without shareholder approval.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities (bonds) issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes realized on the sale of portfolio securities. Some Fund distributions may be taxable, such as dividends that are derived from taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

PNC Pennsylvania Intermediate Municipal Bond Fund

The Fund seeks to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax, as is consistent with conservation of capital. The Fund's investment objective may be changed without shareholder approval.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities (bonds) issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund distributions may be taxable, such as dividends that are derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by at

51

least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors.

PNC Tax Exempt Limited Maturity Bond Fund

The Fund seeks to provide a high level of income that is exempt from regular federal income tax as is consistent with relative protection of capital. The Fund's investment objective may be changed without shareholder approval.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax. The Fund will invest in securities of varying maturity, but generally will favor those with short to medium maturities. The Fund normally will maintain a dollar-weighted average portfolio maturity of between one and five years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy.

In selecting securities for the Fund to buy and sell, the Adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and regions of the country. The Fund will generally purchase investment grade debt municipal obligations, which are those rated in one of the four highest rating categories by at least one NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade securities, also known as high yield "junk" bonds (generally rated below the BBB category). The Fund may also invest up to 20% of its assets in interest rate swaps for hedging purposes. The Fund may also invest in derivative securities relating to municipal securities. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

Information on Additional Investment Policies

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices.

See the Statement of Additional Information for more detail on the investment policies of the Funds.

Derivatives and Futures Contracts

In fulfilling the 80% investment requirement referred to above under "More Information About Investment Objectives and Principal Investment Strategies," a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invest. For more information on derivatives and futures contracts and their related risks, see the Statement of Additional Information.

Securities Lending

The Fixed Income Funds may lend their portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Funds will receive collateral from the borrower equal to at least 102% of the market value of the securities loaned. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. The Fund bears the risk of loss on any collateral it invests.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities. Restricted securities are a type of security that may only be resold to certain eligible qualified buyers. From time to time, a Fund may determine pursuant to procedures adopted by the Funds' Board of Trustees (the "Board") that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

Repurchase Agreements

Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security (e.g., a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash with limited market risk, although the Fund bears the risk of a seller's failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject a Fund to

52

expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights as to the security and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Cash Management

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds and the PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

Convertible Securities

The Fixed Income Funds may invest in convertible securities, which have characteristics of both fixed income and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security tends to move with the market value of underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

Foreign Securities

Each Fund may invest in foreign securities. Foreign securities may or may not be listed on foreign stock exchanges and may include equity securities and debt securities (e.g., convertible bonds) of foreign entities and obligations of foreign branches of U.S. banks and of foreign banks. Investments in foreign securities involve certain inherent risks, such as risks specific to the country of issue, foreign currencies, the availability of information and differing regulatory regimes. For more information, please see "Foreign (Non-U.S.) Investment Risk" in the "More Information About Principal Risks" section of this prospectus.

Notes on Investment Limitations

Each Fund has adopted policies or restrictions that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply only at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Fund's investment to a certain percentage of assets or in issuers of a certain credit quality.

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MORE INFORMATION ABOUT PRINCIPAL RISKS

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how well an investment manager does in performing and executing on its assessments, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

This section provides additional information about the principal risks of investing in the Funds.

	Active Trading Risk	Credit/ Counterparty Risk	Derivatives Risk	Emerging Markets Risk	Foreign Investment (Non-U.S.) Risk	Government Securities Risk	High Yield Bond Risk	Interest Rate Risk	Market Risk	Municipal Obligations Risk	Non- Diversification Risk	Pre- Payment/ Extension Risk	Single State Risk	Tax Risk
Fixed Income Funds

Bond Fund	■	■	■		■	■		■	■			■

Government Mortgage Fund	■	■			■	■		■	■			■

High Yield Bond Fund	■	■	■	■	■		■	■	■			■

Intermediate Bond Fund	■	■	■		■	■		■	■			■

Limited Maturity Bond Fund	■	■			■	■		■	■			■

Total Return Advantage Fund	■	■	■		■	■	■	■	■			■

Ultra Short Bond Fund	■	■			■	■		■	■			■

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund		■						■	■	■		■		■

Maryland Tax Exempt Bond Fund		■	■				■	■	■	■	■	■	■	■

Michigan Intermediate Municipal Bond Fund		■						■	■	■	■	■	■	■

Ohio Intermediate Tax Exempt Bond Fund		■						■	■	■	■	■	■	■

Pennsylvania Intermediate Municipal Bond Fund		■						■	■	■	■	■	■	■

Tax Exempt Limited Maturity Bond Fund		■	■				■	■	■	■		■		■

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Active Trading Risk. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by a Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund's shareholders.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to a Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

To the extent that a Fund invests in securities of distressed companies, it may be exposed to greater credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed issuers include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could negatively affect the market for these securities and reduce a Fund's ability to sell these securities.

Derivatives Risk. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies. A small investment in derivatives could have a potentially large impact on a Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position.

Certain Funds may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. The successful use of derivatives requires sophisticated management, and to the extent that derivatives are used, a Fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a Fund. A Fund's use of derivatives may also increase the amount of taxes payable by shareholders. If a Fund enters into a derivatives transaction as a substitute for taking a position in an underlying asset, the Fund is subject to the risk that the derivatives transaction may not provide a return that corresponds with the underlying investment.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to a Fund.

If a Fund sells protection on credit default swaps relating to debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the debt security issuer, or the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments. Writing credit default swaps effectively adds leverage to a Fund's portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent. Those risks may include: greater fluctuations in market values and currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which a Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); greater risk of issues with

55

share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value ("NAV"), to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding or other taxes against dividend and interest income or capital gains realized with respect to foreign securities. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce a Fund's yield on such securities.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

•  The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

•  A Fund may incur substantial costs in connection with conversions between various currencies;

•  A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

•  Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored depositary receipts. Depositary receipts may represent the right to receive securities of foreign issuers deposited in a bank or other depository. Some depositary receipts are traded in the United States with prices quoted in U.S. dollars.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

•  Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move more independently of interest rates than the overall bond market.

•  The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

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•  Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting a Fund's interests.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa and the volatility of lower rated securities is greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Government Mortgage Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Bond, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds are also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Intermediate Tax Exempt Bond Fund and Tax Exempt Limited Maturity Bond Funds are also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Maryland Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds are also subject to the risk that the relevant state-specific municipal securities in which they invest may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Geopolitical and other events may disrupt markets and adversely affect global economies. Likewise, natural and environmental disasters and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a Fund's investments. These events could also cause a Fund's exposure to the risks described elsewhere in this prospectus to increase. Market disruptions can also prevent a Fund from implementing its investment programs for a period of time and achieving investment objectives.

Municipal Securities Risk. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes. There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund's portfolio manager(s). Certain municipal securities are general obligations of a state or other government entity supported by its taxing powers. These general obligations are typically payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other government entities. Other municipal securities are special revenue obligations, which are payable from revenue earned by a particular project or other revenue source. Investors can look only to the revenue generated by the project or the operator of the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue. A Fund may make significant investments in a single issue or a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund's shares to change more than the value of shares of funds that invest more broadly.

The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers, including political or fiscal events, legislative changes, and the enforceability of rights of municipal bond holders. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality's debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund's investments.

The values of municipal securities can be affected more by supply and demand factors or the creditworthiness of the

57

issuer than other fixed income securities. In addition, the municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt. If those requirements are not met, the interest received and distributed to shareholders by a Fund may be taxable. In addition, changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Certain municipal securities may be or become highly illiquid, making them difficult to value or dispose of at favorable prices. Illiquidity may be exacerbated from time to time by market or economic events. When a Fund invests a portion of its assets in bonds that are insured by private insurers, the credit standing of such a bond and/or its price will likely be affected by the credit standing of its insurer and the issuer's ability or perceived ability to meet its obligations.

Non-Diversification Risk. The Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds are non-diversified under the 1940 Act, which means that the Funds may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that a Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Single State Risk. A Fund's focus on investments in securities of issuers located in Maryland (in the case of the Maryland Tax Exempt Bond Fund), Michigan (in the case of the Michigan Intermediate Municipal Bond Fund), Ohio (in the case of the Ohio Intermediate Tax Exempt Bond Fund) and Pennsylvania (in the case of the Pennsylvania Intermediate Municipal Bond Fund) leaves each Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. By concentrating its investments in a particular state, a Fund may be more susceptible to factors adversely affecting issuers of that state's municipal bonds than a comparable fund that does not concentrate in a single state.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Distributions of income and gains arising from the fund's use of derivatives will be subject to applicable federal, state, and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal alternative income tax purposes.

Disclosure of Portfolio Holdings

Each Fund publishes on the Funds' website (pncfunds.com) its complete portfolio holdings as of the end of each calendar quarter. In addition, each Fund publishes on the Funds' website portfolio holdings information as of each month-end. Portfolio holdings information is typically posted within 15 days after each calendar quarter or month, as applicable. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website (pncfunds.com).

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INVESTMENT ADVISER AND INVESTMENT TEAMS

PNC Capital Advisors, LLC ("PNC Capital" or the "Adviser") is the investment adviser to the Funds and is located at One East Pratt Street, 5th Floor, Baltimore, MD 21202. As of June 30, 2012, the Adviser had approximately $ 33.7 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the management fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2012 and each Fund's contractual management fee:

Fund Name	Management Fees Paid as a Percentage of Average Net Assets for the Fiscal Year Ended May 31, 2012	Contractual Management Fee as a Percentage of Average Net Assets
Bond Fund	0.45%	0.45%
Government Mortgage Fund	0.40%	0.40%
High Yield Bond Fund	0.06%	0.50%
Intermediate Bond Fund	0.40%	0.40%
Limited Maturity Bond Fund	0.35%	0.35%
Total Return Advantage Fund	0.40%	0.40%
Ultra Short Bond Fund	0.20%	0.20%
Intermediate Tax Exempt Bond Fund	0.38%	0.40%
Maryland Tax Exempt Bond Fund	0.38%	0.40%
Michigan Intermediate Municipal Bond Fund	0.40%	0.40%
Ohio Intermediate Tax Exempt Bond Fund	0.40%	0.40%
Pennsylvania Intermediate Municipal Bond Fund	0.40%	0.40%
Tax Exempt Limited Maturity Bond Fund	0.39%	0.40%

A discussion regarding the basis for the Board's approval of the investment advisory agreement is available in the semi-annual report to shareholders for the period ended November 30, 2011.

Manager of Managers Structure

The Funds have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Funds' Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination or replacement. The Adviser may, in the future, recommend to the Funds' Board the establishment of the Manager of Managers Structure for any of the Funds. Currently, the Funds do not operate under a Manager of Managers structure.

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Portfolio Management Teams

References to the "Adviser" in the portfolio manager descriptions below include the Adviser, the predecessor firm or affiliates.

Name	Business experience
Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund

Andrew D. Harding Managing Director and Chief Investment Officer of Taxable Fixed Income Years with the Adviser: 12 Industry experience: 31 years	Mr. Harding has primary responsibility for taxable fixed income strategy and performance at the Adviser. Mr. Harding has been with the Adviser since 2000.

Timothy D. Compan, Jr. CFA Senior Portfolio Manager Years with the Adviser: 9 Industry experience: 13 years	Mr. Compan has responsibility for corporate bond portfolio management and trading.
Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman Sachs Asset Management, L.P. Mr. Compan had been with Goldman Sachs Asset Management, L.P. since 1999.

Kenneth F. Karwowski, CFA[1] Portfolio Manager, High Yield Years with the Adviser: 6 Industry experience: 25 years	Mr. Karwowski has primary responsibility for high yield investment and strategy.
Prior to joining the Adviser in 2006, Mr. Karwowski served as a senior credit analyst covering several industries in both high yield and investment grade areas for Henderson Global Investors.

Mark A. Lozina, CFA Senior Portfolio Manager Years with the Adviser: 10 Industry experience: 16 years	Mr. Lozina has responsibility for fixed income portfolio management and structured product security analysis. Mr. Lozina has been with the Adviser since 2002.

Sean T. Rhoderick, CFA Senior Portfolio Manager Years with the Adviser and affiliated entities: 8 Industry experience: 18 years	Mr. Rhoderick has responsibility for fixed income portfolio management and credit analysis. Prior to joining the Adviser in 2004, Mr. Rhoderick was a corporate bond analyst with Freddie Mac.

Intermediate Tax Exempt Bond Fund, Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund and Tax Exempt Limited Maturity Bond Fund

Adam Mackey Managing Director, Municipal Fixed Income Years with the Adviser and affiliated entities: 11 Industry experience: 16 years	Mr. Mackey is the funds portfolio manager and has primary responsibility for municipal fixed income investment strategy and performance at the Adviser.
Prior to joining the Adviser in 2001, Mr. Mackey was a municipal bond trader at the Vanguard Group.

1  Mr. Karwowski only serves as a Portfolio Manager for the High Yield Bond Fund.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.

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PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange and redeem Class A Shares and Class C Shares of the Funds. The Funds may accept or reject any purchase order.

Class A Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to invest, and whether you plan to make additional investments.

Class A Shares

•  Front-end sales charge (see the section entitled "Reduced Sales Charges – Class A Shares" for information about reduced or waived front-end sales charges)

•  Contingent deferred sales charge on certain purchases of $1 million or more (back-end sales charge if you redeem within 18 months of initial purchase)

•  12b-1 fees up to 0.10% of net assets

•  Shareholder servicing fees up to 0.25% of net assets

•  $1,000 minimum initial investment – no subsequent minimum investment

•  Does not convert to any other share class

•  $50 minimum monthly investment through Planned Investment Program

Class C Shares:

•  No front-end sales charge

•  Contingent deferred sales charge (back-end sales charge if you redeem within 18 months of initial purchase)

•  12b-1 fees up to 0.75% of net assets

•  Shareholder servicing fees up to 0.25% of net assets

•  $1,000 minimum initial investment – no subsequent minimum investment

•  Does not convert to any other share class

•  $50 minimum monthly investment through Planned Investment Program

For investors purchasing Class A or Class C Shares through a Planned Investment Program, the minimum initial investment is $50. See the section entitled "Planned Investment Program". For information on how to open an account and set up procedures for placing transactions, call 1-800-622-FUND (3863).

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services, including 12b-1 fees. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by the Board, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

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How to Purchase and Exchange Fund Shares

New Account Set Up	Adding to an Existing Account
Online pncfunds.com	• Visit our site and click on "Account Access" to submit an online application. Or log on to our on-line Forms Center to print an application and mail to the address below.
• Unless you arrange to pay by wire or Automated Clearing House ("ACH"), write your check, payable in U.S. dollars, to "PNC Funds (Fund name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).	• You may place your purchase order on our website using your established banking instructions for payment. To authorize this service, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Mail	• Complete and sign an application. Applications may be requested by calling 1-800-622-FUND (3863) and are also available at pncfunds.com.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the completed and signed account application and your check to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722	• Provide purchase instructions with the fund name, share class, your account number and account registration information.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the instructions and the check to one of the two mailing addresses provided.

By Telephone with Wire Transfer	• Call Investor Services at 1-800-622-FUND (3863) to set up an account number and to receive a wire control number to be included in the body of the wire.
• Ask your bank to immediately transmit available funds by wire. Your bank may charge you a wiring fee for this service.
• Wiring instructions are as follows:
The Bank of New York Mellon
ABA # 011001234
Credit: 0000735906
BNY Mellon Investment Servicing (US) Inc. as Agent for PNC Funds
Further credit: Beneficiary Name
Beneficiary Fund/Account Number
• Complete and sign the account application and mail to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.	• If you previously selected the telephone purchases option for your account, call Investor Services at 1-800-622-FUND (3863) to purchase additional shares.
• If your bank account information is on file, you can request purchases through federal funds wire or electronic transfer through the ACH.
• To add telephone purchases option to your account, please complete an Account Maintenance Form or call Investor Services.
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

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How to Purchase and Exchange Fund Shares (continued)

New Account Set Up	Adding to an Existing Account
Planned Investment Program (systematic investing)	• With a $50 minimum initial investment, you may purchase Class A or Class C Shares automatically through regular deductions from your regular checking or savings bank account in amounts of at least $50 per month per account.
• You may arrange for participation in this program when a new account is established.	• With current bank account information on your account, participation in the program can be arranged via the Internet or by calling 1-800-622-FUND (3863).
• For existing accounts, without bank account information, participation can be arranged by completing an Account Maintenance Form with banking information. This form must include a signature guarantee by a bank or other financial institution.

By Exchange	• You may exchange your shares of a Fund for the same class of shares of another PNC Fund.
• Call with your account name, number, and amount of exchange into an existing account (minimum amount is $1,000).
• You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.	• If you previously selected the telephone exchange option for your account, call our Investor Services at 1-800-622-FUND (3863) to exchange your shares.
• To authorize exchanges to your account, please complete an Account Maintenance Form or call Investor Services.

Systematic Exchange Program

•  You may exchange shares of a PNC Fund for any other PNC Fund of the same class automatically, at periodic intervals. If you would like to enter a program concerning Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

•  Because purchases of Class A Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

•  You may arrange for participation in this program via the Internet at pncfunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

Financial Intermediary

•  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds' transfer agent on time.

•  PNC Funds may authorize certain financial intermediaries to receive, on behalf of PNC Funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day (as defined below) and subsequently communicated properly to the Fund, and the order will be priced at the Fund's NAV per share next determined after such receipt by the financial intermediary, adjusted for any applicable sales charge.

•  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

Note: If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

How We Calculate NAV

The price of Fund shares is based on the Fund's NAV. NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Market values for fixed income securities may be determined on the basis of valuations provided by an independent pricing service, which may use information such as the yields or prices of bonds of comparable quality, coupon, maturity and type; quoted bid prices or indications as to values from dealers; and general market conditions. The independent pricing service may also employ electronic data processing techniques and matrix systems to determine the values of the Funds' fixed income securities. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost. Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when

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the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable by the Adviser, fair value prices will be determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the New York Stock Exchange ("NYSE")) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund may also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities such that market quotations are not reliable or readily available. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments. Expenses common to all the Funds in PNC Funds are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

General Information Regarding Purchases

You may purchase shares on any day that the NYSE is open for business (Business Day). Shares cannot be purchased by wire transactions on days when the Federal Reserve banks are closed.

PNC Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form. In order for you to receive a Fund's NAV determined on a business day, your authorized financial intermediary, if any, must receive your redemption request in good order before the close of trading on the NYSE (normally, 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly to the Fund. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading.

Certain shareholders may also purchase shares of the money market funds of PNC Advantage Funds (together with the PNC Funds, the "Fund Complex"), investment portfolios of another registered investment company for whom the Adviser provides investment advisory services. PNC Advantage Funds' minimum initial investment is $3 million, subject to certain exceptions. There is no minimum subsequent investment. PNC Advantage Funds, at their discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $3 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the PNC Advantage Funds, adequate intent and availability of assets to reach a future level of investment of $3 million in the Fund Complex. Please see the PNC Advantage Funds prospectus for more information.

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General Information Regarding Exchanges

You may exchange your shares of a Fund for the same class of shares of another PNC Fund. You may exchange your shares on any Business Day.

•  Class A Shares

You may exchange Class A Shares of any PNC Fund for Class A Shares of any other PNC Fund. If you exchange shares that you purchased without a sales charge into a PNC Fund with a sales charge, that exchange is subject to the sales charge applicable to the new Fund. If you exchange shares into a PNC Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

•  Class C Shares

You may exchange Class C Shares of any PNC Fund for Class C Shares of any other PNC Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

Sales Charges

Front-End Sales Charges – Class A Shares

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

Bond, Government Mortgage, High Yield Bond, Intermediate Bond and Total Return Advantage Funds

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers' Reallowance as a % of Offering Price Per Share
Less than $50,000	4.50	4.71	4.00
$50,000 but less than $100,000	4.00	4.17	3.50
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.50
$1,000,000 or more	0.00	0.00	0.00

Intermediate Tax Exempt Bond, Maryland Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond, Pennsylvania Intermediate Municipal Bond and Tax Exempt Limited Maturity Bond Funds

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers' Reallowance as a % of Offering Price Per Share
Less than $100,000	3.00	3.09	2.50
$100,000 but less than $250,000	2.00	2.04	1.50
$250,000 but less than $500,000	1.50	1.52	1.00
$500,000 but less than $1,000,000	1.00	1.01	0.50
$1,000,000 or more	0.00	0.00	0.00

Limited Maturity Bond Fund

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers' Reallowance as a % of Offering Price Per Share
Less than $100,000	2.00	2.04	1.50
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.00	1.01	0.75
$500,000 but less than $1,000,000	0.50	0.50	0.25
$1,000,000 or more	0.00	0.00	0.00

Ultra Short Bond Fund

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers' Reallowance as a % of Offering Price Per Share
Less than $100,000	1.00	1.01	0.50
$100,000 but less than $1,000,000	0.50	0.50	0.25
$1,000,000 or more	0.00	0.00	0.00

There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more and in such cases, the underwriter, Adviser, or one of their affiliates, may make a payment to the selected dealer in an amount not to exceed 0.50% of the amount invested. For each Fund other than the Ultra Short Bond Fund, if you redeem the shares purchased without a sales charge within 18 months after the purchase date, a contingent deferred sales charge of up to 0.50% (0.25% in the case of the Limited Maturity Bond Fund) may be assessed against your account. Please see the section entitled "Contingent Deferred Sales Charges" for additional information.

Reduced Sales Charges – Class A Shares

Rights of Accumulation. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are

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currently purchasing. PNC Funds will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:

(i)  your account;

(ii)  your spouse's account;

(iii)  a joint account with your spouse; or

(iv)  your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. PNC Funds will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide PNC Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. PNC Funds may amend or terminate this right of accumulation at any time.

Combined Purchases. You may qualify for a reduced sales charge if you are purchasing shares of the Funds. When calculating the appropriate sales charge rate, PNC Funds will combine same day purchases of Class A Shares of the Funds (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination also applies to Class A Shares that you purchase with a Letter of Intent, as described below. You must notify PNC Funds of the purchases that qualify for this discount at the time of purchase. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts that you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of PNC Funds held in:

•  all of your accounts at PNC Funds or a financial intermediary;

•  any of your accounts at another financial intermediary; and

•  accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

Letter of Intent. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. PNC Funds will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send PNC Funds a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes PNC Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, PNC Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

For more information on reduced sales charges, please visit PNC Funds' website at pncfunds.com or consult your broker or financial intermediary. The website includes information on sales charges and purchase of shares, free of charge and in a clear and prominent format.

Waiver of Front-End Sales Charge – Class A Shares

The front-end sales charge will be waived on Class A Shares purchased:

•  by Trustees and officers of PNC Funds and their immediate families (spouse, parents, siblings, children and grandchildren);

•  by directors and retired directors of The PNC Financial Services Group, Inc. (PNC) or any of its affiliates and their immediate families, employees and retired employees of PNC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of PNC or any of its affiliates;

•  by officers, directors, employees and retirees of any sub-advisers of any PNC Fund, co-administrators, transfer agent, distributor and custodian and members of their immediate families;

•  by direct transfer or rollover from a qualified plan of current investments in the Fund through such plans for which affiliates of PNC serve as trustee or agent (or institutions having relationships with affiliates of PNC);

•  by investors purchasing through an authorized payroll deduction plan;

•  by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients; and

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•  through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.TM Check with your broker-dealer to see if you qualify for this exemption.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, PNC Funds must receive your purchase order within 180 days of your redemption. In addition, you must notify PNC Funds when you send in your purchase order that you are repurchasing shares and would like to exercise this option.

Contingent Deferred Sales Charges

If you redeem your Class A Shares of the Funds (except the Limited Maturity Bond and Ultra Short Bond Funds) purchased in the amount of $1,000,000 or more, without a sales charge, within 18 months after your purchase, you will pay a contingent deferred sales charge of 0.50% on the NAV of the shares next calculated after the Fund receives your redemption request in good order. If you redeem your Class A Shares of the Limited Maturity Bond Fund purchased in the amount of $1,000,000 or more, without a sales charge, within 18 months after your purchase, you will pay a contingent deferred sales charge of 0.25% on the NAV of the shares next calculated after the Fund receives your redemption request in good order. No contingent deferred sales charge will be charged if you redeem Class A Shares of the Ultra Short Bond Fund purchased without a sales charge in the amount of $1,000,000 or more.

You do not pay a sales charge when you purchase Class C Shares. The offering price of Class C Shares is simply the next calculated NAV. If you redeem your Class C Shares within 18 months after your purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request.

The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges for the same Class of Shares of another PNC Fund. There is no conversion feature for Class C Shares.

When an investor redeems shares, they are redeemed first from those shares that are not subject to the contingent deferred sales charge (i.e., shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the shares that have been held the longest.

The contingent deferred sales charge will be waived if you redeem your Class C Shares for the following reasons:

•  redemptions following the death or disability of a shareholder;

•  redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

•  minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

•  redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

•  redemptions by a settlor of a living trust;

•  redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

•  return of excess contributions;

•  redemptions following the death or disability of both shareholders in the case of joint accounts;

•  exchange of Class C Shares of a PNC Fund for Class C Shares of another PNC Fund;

•  distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

•  exchange of Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

•  redemptions by participants in a qualified plan who transfer funds from a PNC Fund to a non-PNC Fund available through the plan.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. On purchases of Class A Shares (except the Ultra Short Bond Fund) of $1,000,000 or more, a payment may be made to the selected dealer in an amount not to exceed 0.50% of the amount invested (0.25% for the Limited Maturity Bond Fund). When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

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How to Redeem Your Fund Shares

Shareholders may redeem shares by following the procedures described below.

Online pncfunds.com	The minimum amount for Internet redemptions is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize a Systematic Withdrawal Plan, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Telephone 1-800-622-FUND (3863)	Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

By Mail	Provide redemption instructions with your name, fund name, share class, your account number and the amount you would like to sell in dollars or shares. These instructions must be signed by each owner of the account or authorized signatory.
Mail the instructions to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722

Systematic Withdrawal Plan	If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class C Shares, as long as the annual amounts withdrawn do not exceed 10% of the account. The proceeds of each withdrawal will be mailed to you by check or via electronic transfer to your bank checking or savings account. Participation in this program can be arranged when completing an account application or an Account Maintenance Form, available on pncfunds.com, or by calling 1-800-622-FUND (3863).

Financial Intermediary	Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Funds.

Signature Guarantee

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

Receiving Your Money

If you would like the proceeds of your redemption to be sent to an address, or made payable to a payee which is different from the address or payee information we have on record, or if you wish to redeem $100,000 or more of your shares, please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

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Redemption requests will be processed at the next NAV determined, after the Fund receives your request in good order, less any applicable deferred sales charge. Good order, among other things, means that complete information is provided for your sale request. See "Contingent Deferred Sales Charges" for information concerning the application of contingent deferred sales charges.

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your financial intermediary may charge a fee.

If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase). If you recently changed your address, you will not be able to redeem your shares within 30 days after the change without a signature guarantee.

Redemptions in Kind

We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemptions in kind) rather than cash when the Fund determines that it is in the best interests of the Fund. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

Involuntary Sale of Your Shares

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will give you or your financial intermediary at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Redeem Your Shares

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a)  trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  the SEC has by order permitted the Fund's suspension;

(d)  an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets; or

(e)  permitted by applicable law.

Telephone and Internet Transactions

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss.

Customer Identification Program

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

Cost Basis Reporting

When you redeem or exchange Fund shares that are held in a taxable account, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the Internal Revenue Service on an Internal Revenue Service Form 1099-B cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the "wash sale" rules. Such reporting generally is not required for shares held in a Qualified Plan or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

A Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund's default

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method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary's default method (or the method you have selected by notifying the intermediary) will apply. Please see the Funds' website at: pncfunds.com or contact the Funds at 1-800-622-FUND (3863) or consult your financial intermediary, as appropriate, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in a Fund, and to determine which available cost basis method is best for you.

Limitations on Purchases, Exchanges and Redemptions

The Board has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

General Trading Limits: Fund shareholders are limited to no more than one "round trip" transaction – a fund purchase followed shortly by a corresponding sale (redemption or exchange) – during a 60-day period. If more than one "round trip" transaction occurs in an account, there must be at least 60 calendar days between the initiation of each transaction.

PNC Funds reserves the right to notify shareholders who violate PNC Funds' market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

•  Reject a purchase or exchange order

•  Delay payment of immediate cash redemption proceeds for up to seven calendar days

•  Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

•  Limit the amount of any exchange

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Each Fund has adopted separate distribution plans with respect to Class A Shares and Class C Shares, pursuant to Rule 12b-1 under the 1940 Act, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. The Board of Trustees has approved a contractual commitment whereby actual distribution fees for Class A Shares are limited to no more than 0.01% with respect to the High Yield Bond Fund, 0.02% with respect to the Michigan Intermediate Municipal Bond and Pennsylvania Intermediate Municipal Bond Funds and 0.03% with respect to each other Fund. The commitment continues through September 30, 2013 at which time the Board will determine whether to renew, revise or discontinue it.

Distribution fees for Class C Shares, as a percentage of average daily net assets, are 0.75% for each Fund offered in this prospectus.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these

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institutions up to 0.25% of the average daily net assets attributable to Class A Shares and Class C Shares for these shareholder services.

From time to time, financial intermediaries or their representatives may receive cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts, occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

All of the Funds listed in this prospectus distribute net investment income on a monthly basis. Each Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain United States federal income tax considerations generally applicable to investments in the Funds under current law, which is subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are United States citizens or residents.

You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Each Fund intends to qualify and be treated each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

Fund Distributions

Each Fund intends to distribute each year all or substantially all of its net investment income and capital gains, including its net capital gain (the excess of long-term capital gain over short-term capital loss, in each case determined with reference to any loss carryforwards). You will be subject to federal income tax on Fund distributions in the manner described herein, regardless of whether they are paid in cash or reinvested in additional shares. Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in the following January are taxable as if they were paid on December 31 of the year in which they were declared.

Distributions of investment income and gains from the sale of investments that a Fund owned for one year or less will generally be taxable to you at ordinary income rates, except that the Tax Exempt Bond Funds also expect to make distributions that are exempt from federal income tax, as discussed further below. Distributions attributable to the net capital gain of a Fund ("capital gain dividends") will generally be taxable to you as long-term capital gain, regardless of how long you have held your shares. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. You will be notified annually of the tax status of distributions paid to you.

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the "net investment income" of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends (described below), and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. However, you will be taxed on the entire taxable portion of the distribution received, even though, as an economic matter, all or a portion of the distribution constitutes a return of capital. This adverse tax result is known as "buying into a dividend."

Redemptions or Exchanges

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange, or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. As described under "Cost Basis Reporting" above, upon the sale, exchange, or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service with cost basis and certain other related tax information about the Fund shares you sold, redeemed or exchanged. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

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Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, all or a portion of any loss realized on a disposition of shares of a Fund will be disallowed under "wash sale" rules if other shares of the same Fund are purchased within 30 days before or after the disposition, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. Any loss realized upon a taxable disposition of shares of a Tax Exempt Bond Fund held by you for six months or less will be disallowed to the extent of any exempt-interest dividends (defined below) received by you with respect to such shares.

Investments in Certain Debt Instruments and Derivatives

Certain of a Fund's investments, including certain debt instruments and derivatives, could affect the amount, timing and character of distributions you receive. Such investments could also cause the Fund to recognize taxable income in excess of the cash generated by the investments (which may require the Fund to liquidate investments, including when not otherwise advantageous to do so, in order to make required distributions).

Investments in Foreign Securities

A Fund's investments in foreign securities may be subject to foreign withholding taxes, which can decrease the Fund's yield on such securities. The Funds do not expect to be eligible to elect to permit shareholders to claim a credit or deduction on their income tax return in respect of such taxes. A Fund's investments in foreign securities (including fixed income securities and derivatives) may increase or accelerate the Fund's recognition of ordinary income and may affect the timing, amount, or character of the Fund's distributions.

Tax Exempt Bond Funds

The Tax Exempt Bond Funds anticipate that substantially all of their distributions from net investment income will be "exempt-interest dividends," which are exempt from federal income tax. However, exempt-interest dividends may be subject to state and local taxes. In addition, distributions that are derived from investments in securities the income from which is not exempt from federal income tax and distributions of short and long-term capital gains realized upon the sale of portfolio securities will be taxable to you, as described above. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes. You should consult your tax advisors regarding these matters.

Backup Withholding

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable distributions or gross proceeds realized upon redemption of Fund shares payable to shareholders who fail to provide a correct tax payer identification number in the manner required, who have under-reported dividend or interest income, or who fail to certify to the Fund that they are not subject to backup withholding. Under current law, the backup withholding rate is 28% for amounts paid through 2012 and will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

IRAs and Other Tax-Advantaged Accounts

Fund distributions on, and sales, exchanges and redemptions of, shares held through a tax-advantaged retirement account, such as an IRA or other tax-qualified plan, will not be currently taxable. Special tax rules apply to investments through such accounts. You should consult your tax advisor regarding the tax treatment of distributions from such a tax-advantaged account.

U.S. Federal Tax Treatment of Foreign Shareholders

Investors that are not U.S. citizens or residents should consult their own tax advisors regarding the U.S. and non-U.S. tax consequences of an investment in a Fund.

State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Maryland Tax Exempt Bond Fund intends to distribute income that is exempt from Maryland income taxes. The Michigan Intermediate Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes other than the alternative minimum tax. The Ohio Intermediate Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Pennsylvania Intermediate Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes other than the alternative minimum tax. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is in the Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares and Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2012 and is incorporated by reference into the Statement of Additional Information.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

BOND FUND

	Class A						Class C
	2012	2011	2010	2009	2008		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.55	$10.30	$9.82	$10.05	$9.92		$10.53	$10.27	$9.80	$10.03	$9.89
Net Investment Income[1]	0.28	0.32	0.37	0.45	0.46		0.20	0.24	0.30	0.37	0.38
Realized and Unrealized Gain (Loss) on Investments	0.30	0.26	0.50	(0.22)	0.13		0.28	0.27	0.48	(0.21)	0.14
Total from Investment Operations	0.58	0.58	0.87	0.23	0.59		0.48	0.51	0.78	0.16	0.52
Payment by Affiliate[1]	—	—	—	—	—	**[2]	—	—	—	—	—	**[2]
Dividends from Net Investment Income	(0.30)	(0.33)	(0.39)	(0.46)	(0.46)		(0.21)	(0.25)	(0.31)	(0.39)	(0.38)
Distributions from Net Realized Gains	—	—	—	—	—		—	—	—	—	—
Total Distributions	(0.30)	(0.33)	(0.39)	(0.46)	(0.46)		(0.21)	(0.25)	(0.31)	(0.39)	(0.38)
Net Asset Value, End of Period	$10.83	$10.55	$10.30	$9.82	$10.05		$10.80	$10.53	$10.27	$9.80	$10.03
Total Return†	5.56%	5.69%	8.94%	2.44%	6.00%		4.65%	5.04%	8.07%	1.70%	5.34%
Ratios/Supplemental Data
Net Assets End of Period (000)	$4,449	$5,134	$5,609	$5,526	$6,110		$308	$392	$445	$370	$200
Ratio of Expenses to Average Net Assets	0.81%[3]	0.87%	0.88%	0.86%	0.84%		1.60%	1.59%	1.60%	1.58%	1.58%
Ratio of Net Investment Income to Average Net Assets	2.66%[3]	3.05%	3.68%	4.66%	4.53%		1.91%	2.33%	2.94%	3.86%	3.79%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.87%	0.87%	0.88%	0.90%	0.94%		1.60%	1.59%	1.60%	1.61%	1.68%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.60%	3.05%	3.68%	4.62%	4.43%		1.91%	2.33%	2.94%	3.83%	3.69%
Portfolio Turnover Rate[4]	58%	80%	52%	105%	168%		58%	80%	52%	105%	168%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

4  Due to its investment strategy, the Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

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FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

GOVERNMENT MORTGAGE FUND

	Class A						Class C
	2012	2011	2010	2009	2008		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.66	$9.67	$9.51	$9.18	$9.01		$9.65	$9.65	$9.50	$9.17	$9.00
Net Investment Income[1]	0.32	0.36	0.38	0.41	0.42		0.24	0.30	0.30	0.32	0.36
Realized and Unrealized Gain (Loss) on Investments	0.07	0.01	0.19	0.35	0.18		0.07	0.01	0.19	0.38	0.17
Total from Investment Operations	0.39	0.37	0.57	0.76	0.60		0.31	0.31	0.49	0.70	0.53
Payment by Affiliate[1]	—	—	—	—	—	**[2]	—	—	—	—	—	**[2]
Dividends from Net Investment Income	(0.35)	(0.38)	(0.41)	(0.43)	(0.43)		(0.28)	(0.31)	(0.34)	(0.37)	(0.36)
Distributions from Net Realized Gains	—	—	—	—	—		—	—	—	—	—
Total Distributions	(0.35)	(0.38)	(0.41)	(0.43)	(0.43)		(0.28)	(0.31)	(0.34)	(0.37)	(0.36)
Net Asset Value, End of Period	$9.70	$9.66	$9.67	$9.51	$9.18		$9.68	$9.65	$9.65	$9.50	$9.17
Total Return†	4.15%	3.91%	6.06%	8.54%	6.77%		3.23%	3.27%	5.20%	7.75%	5.99%
Ratios/Supplemental Data
Net Assets End of Period (000)	$11,882	$13,126	$16,443	$16,590	$11,961		$3,906	$3,719	$4,704	$2,589	$949
Ratio of Expenses to Average Net Assets	0.86%[3]	0.91%	0.92%	0.88%	0.84%		1.65%	1.63%	1.64%	1.59%	1.58%
Ratio of Net Investment Income to Average Net Assets	3.33%[3]	3.77%	4.01%	4.35%	4.68%		2.49%	3.07%	3.17%	3.42%	3.94%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.93%	0.91%	0.92%	0.92%	0.99%		1.65%	1.63%	1.64%	1.63%	1.73%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.26%	3.77%	4.01%	4.31%	4.53%		2.49%	3.07%	3.17%	3.38%	3.79%
Portfolio Turnover Rate[4]	29%	17%	15%	83%	173%		29%	17%	15%	83%	173%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

4  Due to its investment strategy, the Government Mortgage Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

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FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

HIGH YIELD BOND FUND

	Class A
	2012	2011	2010	2009	2008[1]
Net Asset Value, Beginning of Period	$8.36	$9.16	$7.97	$9.94	$10.00
Net Investment Income[2]	0.53	0.64	0.75	0.79	0.07
Realized and Unrealized Gain (Loss) on Investments	(0.13)	0.75	1.21	(1.98)	(0.08)
Total from Investment Operations	0.40	1.39	1.96	(1.19)	(0.01)
Dividends from Net Investment Income	(0.53)	(0.64)	(0.77)	(0.78)	(0.05)
Distributions from Net Realized Gains	(0.18)	(1.55)	—	—	—
Total Distributions	(0.71)	(2.19)	(0.77)	(0.78)	(0.05)
Net Asset Value, End of Period	$8.05	$8.36	$9.16	$7.97	$9.94
Total Return†	5.19%	16.85%	25.12%	(11.25)%	(0.05)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$471	$315	$311	$180	$203
Ratio of Expenses to Average Net Assets	1.01%[3]	1.01%	1.01%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	6.57%[3]	7.15%	8.33%	9.99%	6.87%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.45%	1.71%	1.19%	1.59%	7.49%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	6.13%	6.45%	8.15%	9.40%	0.38%
Portfolio Turnover Rate	32%	91%	78%	100%	11%

†  Total return excludes sales charge.

1  High Yield Bond Fund Class A commenced operations on April 29, 2008. All ratios for the period have been annualized. Total return for the period has not been annualized.

2  Per share data calculated using average shares outstanding method.

3  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which had no impact to Class A ratios. See Note 4 in Notes to Financial Statements.

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

INTERMEDIATE BOND FUND

	Class A						Class C
	2012	2011	2010	2009	2008		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.40	$11.33	$10.87	$10.76	$10.49		$11.43	$11.36	$10.90	$10.79	$10.51
Net Investment Income[1]	0.25	0.27	0.32	0.43	0.45		0.16	0.19	0.24	0.34	0.37
Realized and Unrealized Gain (Loss) on Investments	0.22	0.28	0.46	0.11	0.28		0.23	0.28	0.46	0.12	0.29
Total from Investment Operations	0.47	0.55	0.78	0.54	0.73		0.39	0.47	0.70	0.46	0.66
Payment by Affiliate[1]	—	—	—	—	—	**[2]	—	—	—	—	—	**[2]
Dividends from Net Investment Income	(0.26)	(0.28)	(0.32)	(0.43)	(0.46)		(0.17)	(0.20)	(0.24)	(0.35)	(0.38)
Distributions from Net Realized Gains	(0.12)	(0.20)	—	—	—		(0.12)	(0.20)	—	—	—
Total Distributions	(0.38)	(0.48)	(0.32)	(0.43)	(0.46)		(0.29)	(0.40)	(0.24)	(0.35)	(0.38)
Net Asset Value, End of Period	$11.49	$11.40	$11.33	$10.87	$10.76		$11.53	$11.43	$11.36	$10.90	$10.79
Total Return†	4.11%	4.95%	7.27%	5.19%	7.02%		3.38%	4.19%	6.48%	4.42%	6.33%
Ratios/Supplemental Data
Net Assets End of Period (000)	$6,298	$7,694	$9,258	$10,018	$8,022		$1,083	$1,316	$1,474	$970	$566
Ratio of Expenses to Average Net Assets	0.74%[3]	0.81%	0.82%	0.81%	0.79%		1.53%	1.53%	1.54%	1.53%	1.52%
Ratio of Net Investment Income to Average Net Assets	2.18%[3]	2.36%	2.87%	4.02%	4.26%		1.40%	1.64%	2.12%	3.24%	3.53%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.81%	0.81%	0.82%	0.86%	0.94%		1.53%	1.53%	1.54%	1.58%	1.67%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.11%	2.36%	2.87%	3.97%	4.11%		1.40%	1.64%	2.12%	3.19%	3.38%
Portfolio Turnover Rate[4]	48%	80%	56%	110%	126%		48%	80%	56%	110%	126%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

4  Due to its investment strategy, the Intermediate Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

75

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

LIMITED MATURITY BOND FUND

	Class A							Class C
	2012		2011	2010	2009	2008		2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.26		$10.23	$10.14	$9.99	$9.82		$10.26		$10.23	$10.14	$9.98	$9.82
Net Investment Income[1]	0.09		0.14	0.22	0.34	0.40		0.01		0.07	0.14	0.26	0.32
Realized and Unrealized Gain (Loss) on Investments	(0.02)		0.05	0.10	0.16	0.16		(0.02)		0.04	0.11	0.18	0.16
Total from Investment Operations	0.07		0.19	0.32	0.50	0.56		(0.01)		0.11	0.25	0.44	0.48
Payment by Affiliate[1]	—		—	—	—	—	**[2]	—		—	—	—	—	**[2]
Contributions of Capital by Affiliate[1]	—	**[3]	—	—	—	—		—	**[3]	—	—	—	—
Dividends from Net Investment Income	(0.11)		(0.16)	(0.23)	(0.35)	(0.39)		(0.03)		(0.08)	(0.16)	(0.28)	(0.32)
Distributions from Net Realized Gains	—		—	—	—	—		—		—	—	—	—
Total Distributions	(0.11)		(0.16)	(0.23)	(0.35)	(0.39)		(0.03)		(0.08)	(0.16)	(0.28)	(0.32)
Net Asset Value, End of Period	$10.22		$10.26	$10.23	$10.14	$9.99		$10.22		$10.26	$10.23	$10.14	$9.98
Total Return†	0.67%[3]		1.82%	3.20%	5.11%	5.81%		(0.12)%[3]		1.10%	2.46%	4.45%	4.93%
Ratios/Supplemental Data
Net Assets End of Period (000)	$5,116		$7,356	$10,153	$6,842	$2,865		$2,326		$3,217	$5,208	$1,630	$411
Ratio of Expenses to Average Net Assets	0.69%[4]		0.78%	0.79%	0.79%	0.76%		1.48%		1.50%	1.51%	1.50%	1.49%
Ratio of Net Investment Income to Average Net Assets	0.93%[4]		1.37%	2.19%	3.45%	4.02%		0.11%		0.68%	1.42%	2.64%	3.29%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.76%		0.78%	0.79%	0.81%	0.86%		1.48%		1.50%	1.51%	1.52%	1.59%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.86%		1.37%	2.19%	3.43%	3.92%		0.11%		0.68%	1.42%	2.62%	3.19%
Portfolio Turnover Rate[5]	77%		54%	83%	86%	95%		77%		54%	83%	86%	95%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  During the year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to errors in the valuation of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. The payment had no impact on the total return of the Fund. See Note 10 in Notes to Financial Statements.

4  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

5  Due to its investment strategy, the Limited Maturity Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

76

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

TOTAL RETURN ADVANTAGE FUND1

	Class A						Class C
	2012	2011		2010	2009	2008	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.65	$10.36		$9.86	$9.55	$9.51	$10.67		$10.38	$9.86	$9.56	$9.52
Net Investment Income[2]	0.35	0.36		0.39	0.41	0.42	0.26		0.28	0.33	0.36	0.37
Realized and Unrealized Gain (Loss) on Investments	0.25	0.31		0.50	0.32	0.05	0.25		0.31	0.53	0.31	0.05
Total from Investment Operations	0.60	0.67		0.89	0.73	0.47	0.51		0.59	0.86	0.67	0.42
Payment by Affiliate[2]	—	—		0.01[3]	—	—	—		—	0.01[3]	—	—
Contributions of Capital by Affiliate[2]	—	—	**[4]	—	—	—	—	**[4]	—	—	—	—
Dividends from Net Investment Income	(0.36)	(0.38)		(0.39)	(0.42)	(0.43)	(0.27)		(0.30)	(0.34)	(0.37)	(0.38)
Distributions from Net Realized Gains	—	—		(0.01)	—	—	—		—	(0.01)	—	—
Total Distributions	(0.36)	(0.38)		(0.40)	(0.42)	(0.43)	(0.27)		(0.30)	(0.35)	(0.37)	(0.38)
Net Asset Value, End of Period	$10.89	$10.65		$10.36	$9.86	$9.55	$10.91		$10.67	$10.38	$9.86	$9.56
Total Return†	5.70%[4]	6.53%		9.32%	7.81%	4.95%	4.87%[4]		5.76%	8.87%	7.18%	4.43%
Ratios/Supplemental Data
Net Assets End of Period (000)	$5,969	$7,038		$9,213	$482	$713	$616		$472	$331	$162	$165
Ratio of Expenses to Average Net Assets	0.76%[5]	0.86%		0.83%	1.03%	1.03%	1.55%		1.58%	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	3.23%[5]	3.43%		3.79%	4.30%	4.39%	2.41%		2.69%	3.19%	3.80%	3.89%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.84%	0.86%		0.85%	1.18%	1.13%	1.55%		1.58%	1.62%	1.68%	1.63%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.15%	3.43%		3.77%	4.15%	4.29%	2.41%		2.69%	3.10%	3.65%	3.79%
Portfolio Turnover Rate[6]	44%	76%		60%	106%	54%	44%		76%	60%	106%	54%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  On February 1, 2010, PNC Total Return Bond Fund was reorganized into the Allegiant Total Return Advantage Fund. The activity in the table presented above is for the accounting survivor, PNC Total Return Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. The net asset values and other per share information presented above for periods prior to the reorganization have been restated to reflect the share conversion ratios of 1.00644841 and 1.00485957 for Class A and Class C shares, respectively. See Note 1 in Notes to Financial Statements.

2  Per share data calculated using average shares outstanding method.

3  See Note 9 in Notes to Financial Statements.

4  During the year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to errors in the valuation of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. The payment had no impact on the total return of the Fund. See Note 10 in Notes to Financial Statements.

5  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.08% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

6  Due to its investment strategy, the Total Return Advantage Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

77

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

ULTRA SHORT BOND FUND

	Class A
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.03	$10.06	$10.08	$10.02	$9.88
Net Investment Income[1]	0.01	0.06	0.11	0.23	0.41
Realized and Unrealized Gain (Loss) on Investments	(0.01)	(0.01)	0.02	0.14	0.13
Total from Investment Operations	—	0.05	0.13	0.37	0.54
Payment by Affiliate[1]	—	—	—	—	—	**[2]
Dividends from Net Investment Income	(0.04)	(0.08)	(0.15)	(0.31)	(0.40)
Distributions from Net Realized Gains	—	—	—	—	—
Total Distributions	(0.04)	(0.08)	(0.15)	(0.31)	(0.40)
Net Asset Value, End of Period	$9.99	$10.03	$10.06	$10.08	$10.02
Total Return†	(0.01)%	0.54%	1.25%	3.74%	5.58%
Ratios/Supplemental Data
Net Assets End of Period (000)	$5,733	$8,233	$21,663	$11,846	$231
Ratio of Expenses to Average Net Assets	0.50%[3]	0.64%	0.67%	0.66%	0.62%
Ratio of Net Investment Income to Average Net Assets	0.14%[3]	0.62%	1.12%	2.29%	4.07%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.62%	0.64%	0.67%	0.67%	0.82%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.02%	0.62%	1.12%	2.28%	3.87%
Portfolio Turnover Rate[4]	102%	68%	71%	101%	116%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.12% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

4  Due to its investment strategy, the Ultra Short Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

78

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

INTERMEDIATE TAX EXEMPT BOND FUND1

	Class A					Class C
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.72	$9.84	$9.71	$9.57	$9.51	$9.63	$9.77	$9.63	$9.50	$9.44
Net Investment Income[2]	0.23	0.22	0.24	0.24	0.29	0.15	0.15	0.16	0.19	0.24
Realized and Unrealized Gain (Loss) on Investments	0.56	0.08	0.27	0.18	0.11	0.56	0.06	0.30	0.16	0.11
Total from Investment Operations	0.79	0.30	0.51	0.42	0.40	0.71	0.21	0.46	0.35	0.35
Dividends from Net Investment Income	(0.23)	(0.22)	(0.24)	(0.24)	(0.29)	(0.15)	(0.15)	(0.18)	(0.18)	(0.24)
Distributions from Net Realized Gains	(0.07)	(0.20)	(0.14)	(0.04)	(0.05)	(0.07)	(0.20)	(0.14)	(0.04)	(0.05)
Total Distributions	(0.30)	(0.42)	(0.38)	(0.28)	(0.34)	(0.22)	(0.35)	(0.32)	(0.22)	(0.29)
Net Asset Value, End of Period	$10.21	$9.72	$9.84	$9.71	$9.57	$10.12	$9.63	$9.77	$9.63	$9.50
Total Return†	8.28%	3.16%	5.32%	4.49%	4.29%	7.49%	2.21%	4.87%	3.75%	3.78%
Ratios/Supplemental Data
Net Assets End of Period (000)	$4,039	$5,270	$4,958	$640	$649	$495	$293	$169	$7	$108
Ratio of Expenses to Average Net Assets	0.75%[3]	0.81%	0.85%	1.03%	1.03%	1.53%	1.52%	1.50%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	2.35%[3]	2.29%	2.41%	2.50%	3.02%	1.55%	1.56%	1.65%	2.00%	2.52%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.83%	0.84%	0.93%	1.33%	1.34%	1.54%	1.55%	1.56%	1.83%	1.84%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.27%	2.26%	2.33%	2.20%	2.71%	1.54%	1.53%	1.59%	1.70%	2.21%
Portfolio Turnover Rate	19%	37%	111%	64%	143%	19%	37%	111%	64%	143%

†  Total return excludes sales charge.

1  On February 1, 2010, PNC National Tax-Exempt Bond Fund was reorganized into the Allegiant Intermediate Tax Exempt Bond Fund. The activity in the table presented above is for the accounting survivor, PNC National Tax-Exempt Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. The net asset values and other per share information presented above for periods prior to the reorganization have been restated to reflect the share conversion ratios of 0.99686595 and 1.00306218 for Class A and Class C shares, respectively. See Note 1 in Notes to Financial Statements.

2  Per share data calculated using average shares outstanding method.

3  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

MARYLAND TAX EXEMPT BOND FUND

	Class A					Class C
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.27	$11.24	$11.05	$10.82	$10.78	$11.27	$11.25	$11.05	$10.83	$10.78
Net Investment Income[1]	0.29	0.29	0.26	0.29	0.34	0.20	0.21	0.20	0.24	0.28
Realized and Unrealized Gain (Loss) on Investments	0.48	0.03	0.19	0.23	0.04	0.48	0.02	0.20	0.22	0.05
Total from Investment Operations	0.77	0.32	0.45	0.52	0.38	0.68	0.23	0.40	0.46	0.33
Dividends from Net Investment Income	(0.29)	(0.29)	(0.26)	(0.29)	(0.34)	(0.20)	(0.21)	(0.20)	(0.24)	(0.28)
Distributions from Net Realized Gains	(0.10)	—	—	—	—	(0.10)	—	—	—	—
Total Distributions	(0.39)	(0.29)	(0.26)	(0.29)	(0.34)	(0.30)	(0.21)	(0.20)	(0.24)	(0.28)
Net Asset Value, End of Period	$11.65	$11.27	$11.24	$11.05	$10.82	$11.65	$11.27	$11.25	$11.05	$10.83
Total Return†	6.96%	2.88%	4.11%	4.94%	3.56%	6.08%	2.07%	3.61%	4.29%	3.14%
Ratios/Supplemental Data
Net Assets End of Period (000)	$832	$725	$635	$614	$604	$1	$1	$12	$12	$118
Ratio of Expenses to Average Net Assets	0.78%[2]	0.81%	0.95%	1.03%	1.03%	1.51%	1.48%	1.52%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	2.54%[2]	2.57%	2.32%	2.71%	3.12%	1.71%	1.88%	1.75%	2.21%	2.62%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.83%	0.84%	1.19%	1.43%	1.46%	1.51%	1.50%	1.76%	1.93%	1.96%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.49%	2.54%	2.08%	2.31%	2.69%	1.71%	1.86%	1.51%	1.81%	2.19%
Portfolio Turnover Rate	21%	19%	43%	29%	39%	21%	19%	43%	29%	39%

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.03% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

79

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

	Class A						Class C
	2012	2011	2010	2009	2008		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.71	$9.98	$9.96	$10.06	$10.15		$9.73	$10.00	$9.98	$10.09	$10.17
Net Investment Income[1]	0.26	0.30	0.33	0.36	0.39		0.18	0.22	0.26	0.29	0.31
Realized and Unrealized Gain (Loss) on Investments	0.49	0.04	0.11	0.01	0.11		0.49	0.05	0.11	— **	0.12
Total from Investment Operations	0.75	0.34	0.44	0.37	0.50		0.67	0.27	0.37	0.29	0.43
Payment by Affiliate[1]	—	—	—	—	—	**[2]	—	—	—	—	—	**[2]
Dividends from Net Investment Income	(0.26)	(0.29)	(0.33)	(0.36)	(0.39)		(0.18)	(0.22)	(0.26)	(0.29)	(0.31)
Distributions from Net Realized Gains	(0.35)	(0.32)	(0.08)	(0.11)	(0.20)		(0.35)	(0.32)	(0.08)	(0.11)	(0.20)
Total Distributions	(0.61)	(0.61)	(0.42)	(0.47)	(0.59)		(0.53)	(0.54)	(0.35)	(0.40)	(0.51)
Net Asset Value, End of Period	$9.85	$9.71	$9.98	$9.96	$10.06		$9.87	$9.73	$10.00	$9.98	$10.09
Total Return†	7.92%	3.58%	4.49%	3.76%	4.97%		7.07%	2.83%	3.73%	2.89%	4.31%
Ratios/Supplemental Data
Net Assets End of Period (000)	$6,248	$7,572	$10,817	$10,808	$11,971		$90	$71	$73	$82	$55
Ratio of Expenses to Average Net Assets	0.92%[3]	0.93%	0.89%	0.88%	0.85%		1.69%	1.66%	1.62%	1.61%	1.59%
Ratio of Net Investment Income to Average Net Assets	2.61%[3]	3.00%	3.35%	3.60%	3.82%		1.81%	2.26%	2.62%	2.84%	3.08%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.96%	0.93%	0.89%	0.93%	1.00%		1.69%	1.66%	1.62%	1.66%	1.74%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.57%	3.00%	3.35%	3.55%	3.67%		1.81%	2.26%	2.62%	2.79%	2.93%
Portfolio Turnover Rate	35%	22%	16%	6%	42%		35%	22%	16%	6%	42%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

80

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

OHIO INTERMEDIATE TAX EXEMPT BOND FUND

	Class A						Class C
	2012	2011	2010	2009	2008		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.31	$11.36	$11.25	$11.05	$10.89		$11.28	$11.35	$11.23	$11.04	$10.88
Net Investment Income[1]	0.33	0.33	0.35	0.37	0.38		0.23	0.24	0.26	0.29	0.30
Realized and Unrealized Gain (Loss) on Investments	0.56	0.08	0.16	0.20	0.16		0.56	0.06	0.18	0.19	0.16
Total from Investment Operations	0.89	0.41	0.51	0.57	0.54		0.79	0.30	0.44	0.48	0.46
Payment by Affiliate[1]	—	—	—	—	—	**[2]	—	—	—	—	—	**[2]
Dividends from Net Investment Income	(0.33)	(0.33)	(0.35)	(0.37)	(0.38)		(0.23)	(0.24)	(0.26)	(0.29)	(0.30)
Distributions from Net Realized Gains	(0.21)	(0.13)	(0.05)	—	—		(0.21)	(0.13)	(0.05)	—	—
Total Distributions	(0.54)	(0.46)	(0.40)	(0.37)	(0.38)		(0.44)	(0.37)	(0.32)	(0.29)	(0.30)
Net Asset Value, End of Period	$11.66	$11.31	$11.36	$11.25	$11.05		$11.63	$11.28	$11.35	$11.23	$11.04
Total Return†	7.98%	3.66%	4.61%	5.27%	5.08%		7.16%	2.73%	3.96%	4.43%	4.31%
Ratios/Supplemental Data
Net Assets End of Period (000)	$7,843	$9,887	$11,660	$12,439	$9,772		$692	$1,009	$976	$635	$648
Ratio of Expenses to Average Net Assets	0.76%[3]	0.83%	0.83%	0.82%	0.80%		1.55%	1.55%	1.55%	1.54%	1.53%
Ratio of Net Investment Income to Average Net Assets	2.83%[3]	2.89%	3.08%	3.34%	3.49%		2.04%	2.17%	2.34%	2.62%	2.76%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.83%	0.83%	0.83%	0.87%	0.95%		1.55%	1.55%	1.55%	1.59%	1.68%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.76%	2.89%	3.08%	3.29%	3.34%		2.04%	2.17%	2.34%	2.57%	2.61%
Portfolio Turnover Rate	14%	14%	33%	11%	18%		14%	14%	33%	11%	18%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

81

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

	Class A						Class C
	2012	2011	2010	2009	2008		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.34	$10.69	$10.52	$10.42	$10.30		$10.34	$10.69	$10.51	$10.41	$10.29
Net Investment Income[1]	0.28	0.28	0.29	0.32	0.34		0.20	0.20	0.21	0.23	0.26
Realized and Unrealized Gain (Loss) on Investments	0.50	0.06	0.22	0.18	0.17		0.49	0.07	0.23	0.19	0.17
Total from Investment Operations	0.78	0.34	0.51	0.50	0.51		0.69	0.27	0.44	0.42	0.43
Payment by Affiliate[1]	—	—	—	—	—	**[2]	—	—	—	—	—	**[2]
Dividends from Net Investment Income	(0.28)	(0.28)	(0.29)	(0.32)	(0.34)		(0.20)	(0.21)	(0.21)	(0.24)	(0.26)
Distributions from Net Realized Gains	(0.17)	(0.41)	(0.05)	(0.08)	(0.05)		(0.17)	(0.41)	(0.05)	(0.08)	(0.05)
Total Distributions	(0.45)	(0.69)	(0.34)	(0.40)	(0.39)		(0.37)	(0.62)	(0.26)	(0.32)	(0.31)
Net Asset Value, End of Period	$10.67	$10.34	$10.69	$10.52	$10.42		$10.66	$10.34	$10.69	$10.51	$10.41
Total Return†	7.65%	3.43%	4.97%	4.92%	4.96%		6.73%	2.69%	4.30%	4.15%	4.19%
Ratios/Supplemental Data
Net Assets End of Period (000)	$3,089	$3,061	$3,932	$2,738	$2,199		$1,037	$1,015	$1,954	$1,768	$620
Ratio of Expenses to Average Net Assets	0.85%[3]	0.88%	0.87%	0.85%	0.82%		1.61%	1.61%	1.60%	1.58%	1.56%
Ratio of Net Investment Income to Average Net Assets	2.62%[3]	2.69%	2.71%	3.06%	3.23%		1.86%	1.93%	2.02%	2.24%	2.49%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.88%	0.88%	0.87%	0.90%	0.97%		1.61%	1.61%	1.60%	1.61%	1.71%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.59%	2.69%	2.71%	3.01%	3.08%		1.86%	1.93%	2.02%	2.21%	2.34%
Portfolio Turnover Rate	21%	14%	55%	17%	25%		21%	14%	55%	17%	25%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.03% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

TAX EXEMPT LIMITED MATURITY BOND FUND

	Class A					Class C
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.45	$10.39	$10.27	$10.07	$9.87	$10.44	$10.38	$10.26	$10.07	$9.86
Net Investment Income[1]	0.17	0.17	0.18	0.22	0.27	0.09	0.09	0.13	0.17	0.22
Realized and Unrealized Gain (Loss) on Investments	0.19	0.06	0.12	0.20	0.20	0.19	0.06	0.12	0.19	0.21
Total from Investment Operations	0.36	0.23	0.30	0.42	0.47	0.28	0.15	0.25	0.36	0.43
Dividends from Net Investment Income	(0.17)	(0.17)	(0.18)	(0.22)	(0.27)	(0.09)	(0.09)	(0.13)	(0.17)	(0.22)
Distributions from Net Realized Gains	—	—	—	—	—	—	—	—	—	—
Total Distributions	(0.17)	(0.17)	(0.18)	(0.22)	(0.27)	(0.09)	(0.09)	(0.13)	(0.17)	(0.22)
Net Asset Value, End of Period	$10.64	$10.45	$10.39	$10.27	$10.07	$10.63	$10.44	$10.38	$10.26	$10.07
Total Return†	3.45%	2.21%	2.98%	4.20%	4.77%	2.67%	1.49%	2.40%	3.58%	4.36%
Ratios/Supplemental Data
Net Assets End of Period (000)	$526	$522	$815	$927	$864	$12	$33	$34	$33	$111
Ratio of Expenses to Average Net Assets	0.76%[2]	0.81%	0.96%	1.03%	1.03%	1.51%	1.52%	1.52%	1.52%	1.53%
Ratio of Net Investment Income to Average Net Assets	1.59%[2]	1.61%	1.77%	2.13%	2.65%	0.85%	0.89%	1.21%	1.64%	2.15%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.82%	0.83%	1.16%	1.37%	1.40%	1.51%	1.54%	1.72%	1.86%	1.90%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.53%	1.59%	1.57%	1.79%	2.28%	0.85%	0.87%	1.01%	1.30%	1.78%
Portfolio Turnover Rate	19%	43%	79%	77%	120%	19%	43%	79%	77%	120%

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

82

Investment Adviser

PNC Capital Advisors, LLC
One East Pratt Street, 5th Floor
Baltimore, Maryland 21202

Underwriter

PNC Funds Distributor, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts
02199-3600

For more information about the Funds, please ask for

Statement of Additional Information (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports

The Annual and Semi-Annual reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

To Obtain More Information:

By Internet:
pncfunds.com

By Telephone:

Call 1-800-622-FUND (3863)

By Mail:

PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520

PNC Funds' Investment Company Act
registration number is 811-4416

PNC FUNDS PROSPECTUS

CLASS I SHARES

SEPTEMBER 28, 2012

FIXED INCOME FUNDS
Bond Fund	(PFDIX)

Government Mortgage Fund	(PTGIX)

High Yield Bond Fund	(PIHBX)

Intermediate Bond Fund	(PIKIX)

Limited Maturity Bond Fund	(PMYIX)

Total Return Advantage Fund	(PTVIX)

Ultra Short Bond Fund	(PNCIX)

TAX EXEMPT BOND FUNDS
Intermediate Tax Exempt Bond Fund	(PTIIX)

Maryland Tax Exempt Bond Fund	(PDITX)

Michigan Intermediate Municipal Bond Fund	(PBFIX)

Ohio Intermediate Tax Exempt Bond Fund	(POXIX)

Pennsylvania Intermediate Municipal Bond Fund	(PIBIX)

Tax Exempt Limited Maturity Bond Fund	(PDLIX)

If you have any questions about any part of the prospectus or wish to obtain additional information about PNC Funds, please visit pncfunds.com or call 1-800-622-FUND (3863).

Not FDIC Insured — May Lose Value — No Bank Guarantee

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

Investment Adviser

PNC CAPITAL ADVISORS, LLC

FIXED INCOME FUNDS

PNC BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income as well as preservation of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution (12b-1) Fees	None
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.59%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$60	$189	$329	$738

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by PNC Capital Advisors, LLC (the "Adviser") to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations

1

FIXED INCOME FUNDS

PNC BOND FUND

issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from

2

FIXED INCOME FUNDS

PNC BOND FUND

year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_288/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	4.51%	(9/30/02)
Worst Quarter	-3.03%	(9/30/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 2.87%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	5.77%	5.63%	5.23%
Returns After Taxes on Distributions[1]	4.58%	4.10%	3.66%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	3.73%	3.90%	3.55%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Andrew D. Harding	12	Managing Director and Chief Investment Officer of Taxable Fixed Income

Timothy D. Compan, Jr., CFA	3	Senior Portfolio Manager

Mark A. Lozina, CFA	10	Senior Portfolio Manager

Sean T. Rhoderick, CFA	3	Senior Portfolio Manager

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 41 of this prospectus.

3

FIXED INCOME FUNDS

PNC GOVERNMENT MORTGAGE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income as well as preservation of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.65%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$66	$208	$362	$810

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of mortgage-related securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years, but may vary outside that range from time to time, including due to market conditions. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in mortgage-related securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest up to 20% of its assets in other types of investments including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, PNC Capital Advisors, LLC (the "Adviser") considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less

4

FIXED INCOME FUNDS

PNC GOVERNMENT MORTGAGE FUND

trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_317/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	3.93%	(12/31/08)
Worst Quarter	-1.19%	(6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 1.67%.

5

FIXED INCOME FUNDS

PNC GOVERNMENT MORTGAGE FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	5.09%	6.08%	5.17%
Returns After Taxes on Distributions[1]	3.62%	4.39%	3.45%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	3.29%	4.21%	3.39%
Barclays U.S. Mortgage-Backed Fixed Rate Securities Index (reflects no deduction for fees, expenses or taxes)	6.32%	6.61%	5.72%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Andrew D. Harding	12	Managing Director and Chief Investment Officer of Taxable Fixed Income

Timothy D. Compan, Jr., CFA	3	Senior Portfolio Manager

Mark A. Lozina, CFA	10	Senior Portfolio Manager

Sean T. Rhoderick, CFA	3	Senior Portfolio Manager

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 41 of this prospectus.

6

FIXED INCOME FUNDS

PNC HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income along with capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.69%
Total Annual Fund Operating Expenses	1.19%
Fee Waiver and Expense Reimbursement[1]	0.44%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1]	0.75%

1  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.75%, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013 at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$77	$334	$612	$1404

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The term "high yield" is generally understood to describe debt securities that are rated below investment grade or, if unrated, determined by PNC Capital Advisors, LLC (the "Adviser") to be of comparable quality ("junk bonds"). The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

The Fund may invest in foreign securities, including securities of issuers in emerging markets.

In buying and selling securities for the Fund the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives, as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest

7

FIXED INCOME FUNDS

PNC HIGH YIELD BOND FUND

payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets include all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

8

FIXED INCOME FUNDS

PNC HIGH YIELD BOND FUND

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_430/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	21.50%	(6/30/09)
Worst Quarter	-4.53%	(9/30/11)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 7.09%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	Since Inception (4/29/08)
Class I Shares
Returns Before Taxes	5.18%	7.50%
Returns After Taxes on Distributions[1]	2.11%	2.92%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	3.62%	3.81%
Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes) (since inception date 4/29/08)	4.98%	9.52%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Andrew D. Harding	4	Managing Director and Chief Investment Officer of Taxable Fixed Income

Timothy D. Compan, Jr., CFA	3	Senior Portfolio Manager

Kenneth F. Karwowski, CFA	4	Portfolio Manager

Mark A. Lozina, CFA	4	Senior Portfolio Manager

Sean T. Rhoderick, CFA	3	Senior Portfolio Manager

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 41 of this prospectus.

9

FIXED INCOME FUNDS

PNC INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income as well as preservation of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.53%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$54	$170	$296	$665

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of domestic and foreign investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years, but may vary outside that range from time to time, including due to market conditions. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by PNC Capital Advisors, LLC (the "Adviser") to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation

10

FIXED INCOME FUNDS

PNC INTERMEDIATE BOND FUND

and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad

11

FIXED INCOME FUNDS

PNC INTERMEDIATE BOND FUND

measure of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_294/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	4.77%	(9/30/02)
Worst Quarter	-2.39%	(6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 2.57%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	4.17%	5.74%	5.03%
Returns After Taxes on Distributions[1]	3.05%	4.30%	3.59%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	2.87%	4.10%	3.47%
Barclays Intermediate U.S. Government/ Credit Bond Index (reflects no deduction for fees, expenses or taxes)	5.80%	5.88%	5.20%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Management Team

Name	Years as Fund Portfolio Manager	Title
Andrew D. Harding	12	Managing Director and Chief Investment Officer of Taxable Fixed Income

Timothy D. Compan, Jr., CFA	3	Senior Portfolio Manager

Mark A. Lozina, CFA	10	Senior Portfolio Manager

Sean T. Rhoderick, CFA	3	Senior Portfolio Manager

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 41 of this prospectus.

12

FIXED INCOME FUNDS

PNC LIMITED MATURITY BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income as well as preservation of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Distribution (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.48%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$49	$154	$269	$604

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from one to five years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defense purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by PNC Capital Advisors, LLC (the "Adviser") to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

13

FIXED INCOME FUNDS

PNC LIMITED MATURITY BOND FUND

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_305/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	2.20%	(6/30/09)
Worst Quarter	-1.15%	(6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 0.83%.

14

FIXED INCOME FUNDS

PNC LIMITED MATURITY BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	0.99%	3.77%	3.37%
Returns After Taxes on Distributions[1]	0.47%	2.70%	2.22%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	0.64%	2.60%	2.20%
BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index (reflects no deduction for fees, expenses or taxes)	1.56%	3.94%	3.57%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Andrew D. Harding	12	Managing Director and Chief Investment Officer of Taxable Fixed Income

Timothy D. Compan, Jr., CFA	3	Senior Portfolio Manager

Mark A. Lozina, CFA	10	Senior Portfolio Manager

Sean T. Rhoderick, CFA	8	Senior Portfolio Manager

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 41 of this prospectus.

15

FIXED INCOME FUNDS

PNC TOTAL RETURN ADVANTAGE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income as well as capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.56%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$57	$179	$313	$701

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade debt securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest in fixed income securities of any type, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by PNC Capital Advisors, LLC (the "Adviser") to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of the security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 20% of its assets in fixed income securities that are rated below investment grade or, if unrated, are determined by the Adviser to be of comparable quality, sometimes known as "junk bonds." Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall.

16

FIXED INCOME FUNDS

PNC TOTAL RETURN ADVANTAGE FUND

Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or

17

FIXED INCOME FUNDS

PNC TOTAL RETURN ADVANTAGE FUND

mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The performance information below includes the performance of the PNC Total Return Bond Fund (the "Acquired Bond Fund") a series of PNC Funds, Inc., that was reorganized into the Fund on February 1, 2010. The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of broad measures of market performance. Returns through February 1, 2010 reflect the effect of the expenses of the Acquired Bond Fund. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_435/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	6.34%	(12/31/08)
Worst Quarter	-2.13%	(6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 3.25%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	6.15%	6.85%	5.67%
Returns After Taxes on Distributions[1]	4.79%	5.22%	3.99%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	3.98%	4.90%	3.85%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Andrew D. Harding	12	Managing Director and Chief Investment Officer of Taxable Fixed Income

Timothy D. Compan, Jr., CFA	3	Senior Portfolio Manager

Mark A. Lozina, CFA	10	Senior Portfolio Manager

Sean T. Rhoderick, CFA	8	Senior Portfolio Manager

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 41 of this prospectus.

18

FIXED INCOME FUNDS

PNC ULTRA SHORT BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income while preserving capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%
Distribution (12b-1) Fees	None
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.34%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$35	$109	$191	$431

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 102% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a diversified portfolio of investment grade securities such as U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to be less than 18 months, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

If a security is downgraded, PNC Capital Advisors, LLC (the "Adviser") will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will seek to add value by, among other things, emphasizing market sectors and individual securities that, based on historical yield relationships and the Adviser's judgment, represent attractive opportunities. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or if unrated, determined by the Adviser to be of comparable quality. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation

19

FIXED INCOME FUNDS

PNC ULTRA SHORT BOND FUND

and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Prepayment/Extension Risk. Certain debt obligations such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_301/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	1.93%	(3/31/08)
Worst Quarter	-0.25%	(6/30/04)

20

FIXED INCOME FUNDS

PNC ULTRA SHORT BOND FUND

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 0.34%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (12/2/02)
Class I Shares
Returns Before Taxes	0.23%	2.75%	2.61%
Returns After Taxes on Distributions[1]	-0.02%	1.85%	1.68%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	0.15%	1.82%	1.68%
BofA Merrill Lynch 1-Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes) (since inception date 11/30/02)	0.57%	2.55%	2.43%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Andrew D. Harding	12	Managing Director and Chief Investment Officer of Taxable Fixed Income

Timothy D. Compan, Jr., CFA	3	Senior Portfolio Manager

Mark A. Lozina, CFA	10	Senior Portfolio Manager

Sean T. Rhoderick, CFA	3	Senior Portfolio Manager

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 41 of this prospectus.

21

TAX EXEMPT BOND FUNDS

PNC INTERMEDIATE TAX EXEMPT BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income while preserving capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.55%
Fee Waiver and Expense Reimbursement[1]	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1]	0.53%

1  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.53%, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013 at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amount paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$54	$174	$305	$687

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, PNC Capital Advisors, LLC (the "Adviser") considers each security's yield and total return potential relative to other available municipal securities. The Fund normally will maintain a dollar-weighted average maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. dollar-denominated securities (bonds) that generate income exempt from federal income tax (including the federal alternative minimum tax). A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. Fund dividends may be taxable for state and local income tax purposes. Also, some Fund distributions may be taxable for federal income tax purposes, such as those derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

PRINCIPAL RISKS

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or

22

TAX EXEMPT BOND FUNDS

PNC INTERMEDIATE TAX EXEMPT BOND FUND

the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The performance information below includes the performance of the PNC National Tax-Exempt Bond Fund (the "Acquired Tax-Exempt Bond Fund"), a series of PNC Funds, Inc., that was reorganized into the Fund on February 1, 2010. The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. Returns through February 1, 2010 reflect the effect of the expenses of the Acquired Tax-Exempt Bond Fund. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_436/Overview.fs or by calling 1-800-622-FUND (3863).

23

TAX EXEMPT BOND FUNDS

PNC INTERMEDIATE TAX EXEMPT BOND FUND

Calendar Year Total Returns

Best Quarter	5.14%	(9/30/09)
Worst Quarter	-3.20%	(12/31/10)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 2.37%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	10.00%	5.20%	4.31%
Returns After Taxes on Distributions[1]	9.89%	5.01%	4.20%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	7.61%	4.85%	4.14%
S&P Municipal Bond Intermediate Index (reflects no deduction for fees, expenses or taxes)	10.17%	5.96%	5.57%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Adam Mackey	5	Managing Director

TAX INFORMATION

The Fund seeks to earn income and pay dividends exempt from federal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax and/or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 41 of this prospectus.

24

TAX EXEMPT BOND FUNDS

PNC MARYLAND TAX EXEMPT BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of interest income that is exempt from federal and Maryland state and local income taxes.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.55%
Fee Waiver and Expense Reimbursement[1]	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1]	0.53%

1  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.53%, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013 at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$54	$174	$305	$687

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from federal income taxes, federal alternative minimum tax and Maryland state and local income taxes. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund will invest in securities of varying maturity.

Some Fund distributions may be taxable, such as dividends that are derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Maryland residents.

In selecting securities for the Fund to buy and sell, PNC Capital Advisors, LLC (the "Adviser") monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and issuers. The Fund will generally purchase investment grade debt municipal obligations, which are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade securities, also known as high yield "junk" bonds (generally rated below the BBB category). The Fund may also invest up to 20% of its assets in interest rate swaps for hedging purposes. The Fund may also invest in derivative securities relating to municipal securities. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

25

TAX EXEMPT BOND FUNDS

PNC MARYLAND TAX EXEMPT BOND FUND

PRINCIPAL RISKS

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Non-Diversification Risk. The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer

26

TAX EXEMPT BOND FUNDS

PNC MARYLAND TAX EXEMPT BOND FUND

maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Single State Risk. The Fund's focus on investments in securities of issuers located in a single state leaves the Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. Because the Fund invests primarily in securities issued by Maryland and its municipalities, events in Maryland are likely to affect the Fund's investments and its performance. As a result, the Fund is more vulnerable to unfavorable developments in Maryland than are funds that invest in municipal securities of multiple states.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of broad measures of market performance. The performance set forth below for the periods prior to February 8, 2010 reflects the performance of corresponding classes of the PNC Maryland Tax-Exempt Bond Fund (the "Predecessor Maryland Tax Exempt Bond Fund"), which was reorganized into the Fund on that date. The Predecessor Maryland Tax Exempt Bond Fund was managed by the Adviser and its predecessors for the periods shown below prior to that date. Prior to September 30, 2002, the quoted performance of Class I Shares reflects the performance of the Institutional Shares, a separate class of shares of the Predecessor Maryland Tax Exempt Bond Fund not offered by this prospectus; adjusted to reflect the expenses of Class I Shares. Class I Shares of the Fund would have substantially similar returns as the Institutional Shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_433/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	3.90%	(6/30/02)
Worst Quarter	-2.71%	(12/31/10)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 1.82%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	8.41%	4.58%	4.08%
Returns After Taxes on Distributions[1]	8.27%	4.55%	4.07%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	6.70%	4.37%	3.98%
S&P Municipal Bond Intermediate Index (reflects no deduction for fees, expenses or taxes)	10.17%	5.96%	5.57%
S&P Municipal Bond Maryland Index (reflects no deduction for fees, expenses or taxes)	8.72%	4.89%	5.16%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

27

TAX EXEMPT BOND FUNDS

PNC MARYLAND TAX EXEMPT BOND FUND

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Adam Mackey	5	Managing Director

TAX INFORMATION

The Fund seeks to earn income and pay dividends exempt from federal income tax and Maryland personal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax and/or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 41 of this prospectus.

28

TAX EXEMPT BOND FUNDS

PNC MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income exempt from regular federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses[1]	0.30%
Total Annual Fund Operating Expenses	0.70%

1  "Other Expenses" include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%. "Acquired Fund" means any investment company in which the Fund invests or has invested during the period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$72	$224	$390	$871

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities (bonds) issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund distributions may be taxable, such as dividends that are derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, PNC Capital Advisors, LLC (the "Adviser") considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of such security, is in the best interests of investors.

PRINCIPAL RISKS

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation

29

TAX EXEMPT BOND FUNDS

PNC MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Non-Diversification Risk. The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Single State Risk. The Fund's focus on investments in securities of issuers located in a single state leaves the Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. Because the Fund invests primarily in securities issued by Michigan and its municipalities, events in Michigan are likely to affect the Fund's investments and its performance. As a result, the Fund is more vulnerable to unfavorable developments in Michigan than are funds that invest in municipal securities of multiple states.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of broad measures of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_323/Overview.fs or by calling 1-800-622-FUND (3863).

30

TAX EXEMPT BOND FUNDS

PNC MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

Calendar Year Total Returns

Best Quarter	4.00%	(9/30/09)
Worst Quarter	-2.94%	(12/31/10)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 2.08%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	8.97%	4.79%	4.24%
Returns After Taxes on Distributions[1]	8.39%	4.43%	4.03%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	7.69%	4.58%	4.17%
S&P Municipal Bond Intermediate Index (reflects no deduction for fees, expenses or taxes)	10.17%	5.96%	5.57%
S&P Municipal Bond Michigan Index (reflects no deduction for fees, expenses or taxes)	10.86%	4.78%	5.31%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Adam Mackey	3	Managing Director

TAX INFORMATION

The Fund seeks to earn income and pay dividends exempt from federal income tax (other than the alternative minimum tax) and Michigan personal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax and/or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 41 of this prospectus.

31

TAX EXEMPT BOND FUNDS

PNC OHIO INTERMEDIATE TAX EXEMPT BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from regular federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with conservation of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.55%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$56	$176	$307	$689

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities (bonds) issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. Some Fund distributions may be taxable, such as dividends that are derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.

In selecting securities for the Fund to buy and sell, PNC Capital Advisors, LLC (the "Adviser") considers each security's yield and total return potential relative to other available municipal securities. The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

PRINCIPAL RISKS

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

32

TAX EXEMPT BOND FUNDS

PNC OHIO INTERMEDIATE TAX EXEMPT BOND FUND

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Non-Diversification Risk. The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Single State Risk. The Fund's focus on investments in securities of issuers located in a single state leaves the Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. Because the Fund invests primarily in securities issued by Ohio and its municipalities, events in Ohio are likely to affect the Fund's investments and its performance. As a result, the Fund is more vulnerable to unfavorable developments in Ohio than are funds that invest in municipal securities of multiple states.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of broad measures of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_333/Overview.fs or by calling 1-800-622-FUND (3863).

33

TAX EXEMPT BOND FUNDS

PNC OHIO INTERMEDIATE TAX EXEMPT BOND FUND

Calendar Year Total Returns

Best Quarter	3.79%	(6/30/02)
Worst Quarter	-2.61%	(12/31/10)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 2.29%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	9.10%	5.12%	4.52%
Returns After Taxes on Distributions[1]	8.80%	5.00%	4.47%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	7.43%	4.87%	4.40%
S&P Municipal Bond Intermediate Index (reflects no deduction for fees, expenses or taxes)	10.17%	5.96%	5.57%
S&P Municipal Bond Ohio Index (reflects no deduction for fees, expenses or taxes)	10.50%	4.21%	4.92%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Adam Mackey	3	Managing Director

TAX INFORMATION

The Fund seeks to earn income and pay dividends exempt from federal income tax and Ohio personal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax and/or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 41 of this prospectus.

34

TAX EXEMPT BOND FUNDS

PNC PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax, as is consistent with conservation of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.61%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$62	$195	$340	$762

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities (bonds) issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund distributions may be taxable, such as dividends that are derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, PNC Capital Advisors, LLC (the "Adviser") considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors.

PRINCIPAL RISKS

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

35

TAX EXEMPT BOND FUNDS

PNC PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Non-Diversification Risk. The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Single State Risk. The Fund's focus on investments in securities of issuers located in a single state leaves the Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. Because the Fund invests primarily in securities issued by Pennsylvania and its municipalities, events in Pennsylvania are likely to affect the Fund's investments and its performance. As a result, the Fund is more vulnerable to unfavorable developments in Pennsylvania than are funds that invest in municipal securities of multiple states.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of broad measures of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_338/Overview.fs or by calling 1-800-622-FUND (3863).

36

TAX EXEMPT BOND FUNDS

PNC PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

Calendar Year Total Returns

Best Quarter	4.22%	(9/30/09)
Worst Quarter	-3.03%	(12/31/10)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 2.34%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	8.72%	5.01%	4.42%
Returns After Taxes on Distributions[1]	8.46%	4.69%	4.25%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	7.12%	4.65%	4.23%
S&P Municipal Bond Intermediate Index (reflects no deduction for fees, expenses or taxes)	10.17%	5.96%	5.57%
S&P Municipal Bond Pennsylvania Index (reflects no deduction for fees, expenses or taxes)	10.40%	5.02%	5.40%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Adam Mackey	3	Managing Director

TAX INFORMATION

The Fund seeks to earn income and pay dividends exempt from federal income tax (other than the alternative minimum tax) and Pennsylvania personal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax and/or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 41 of this prospectus.

37

TAX EXEMPT BOND FUNDS

PNC TAX EXEMPT LIMITED MATURITY BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of income that is exempt from regular federal income tax as is consistent with relative protection of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.54%
Fee Waiver and Expense Reimbursement[1]	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1]	0.53%

1  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.53%, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2013 at which time the Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$54	$172	$301	$676

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund will invest in securities of varying maturity, but generally will favor those with short to medium maturities. The Fund normally will maintain a dollar-weighted average portfolio maturity of between one and five years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

In selecting securities for the Fund to buy and sell, PNC Capital Advisors, LLC (the "Adviser") monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and regions of the country. The Fund will generally purchase investment grade debt municipal obligations, which are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade securities, also known as high yield "junk" bonds (generally rated below the BBB category). The Fund may also invest up to 20% of its assets in interest rate swaps for hedging purposes. The Fund may also invest in derivative securities relating to municipal securities. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PRINCIPAL RISKS

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If

38

TAX EXEMPT BOND FUNDS

PNC TAX EXEMPT LIMITED MATURITY BOND FUND

an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Derivatives Risk. Derivatives are financial instruments whose value depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for

39

TAX EXEMPT BOND FUNDS

PNC TAX EXEMPT LIMITED MATURITY BOND FUND

federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. The performance set forth below includes the performance of corresponding classes of the PNC Tax-Exempt Limited Maturity Bond Fund (the "Predecessor Tax Exempt Limited Maturity Bond Fund"), which was reorganized into the Fund on February 8, 2010. The Predecessor Tax Exempt Limited Maturity Bond Fund was managed by the Adviser and its predecessors for the periods shown below prior to that date. Prior to September 30, 2002, the quoted performance of Class I Shares reflects the performance of the Institutional Shares, a separate class of shares of the Predecessor Tax Exempt Limited Maturity Bond Fund not offered by this prospectus; adjusted to reflect the expenses of Class I Shares. Class I Shares of the Fund would have substantially similar returns as the Institutional Shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_434/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	3.05%	(6/30/02)
Worst Quarter	-1.25%	(12/31/10)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 1.16%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	4.55%	3.87%	3.10%
Returns After Taxes on Distributions[1]	4.55%	3.87%	3.10%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	3.63%	3.67%	3.02%
S&P Municipal Bond Short Intermediate Index (reflects no deduction for fees, expenses or taxes)	5.84%	5.02%	4.46%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Adam Mackey	5	Managing Director

TAX INFORMATION

The Fund seeks to earn income and pay dividends exempt from federal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax and/or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the "Important Additional Information" section on page 41 of this prospectus.

40

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire or online on each day that the New York Stock Exchange is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact the PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to the Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments: There is no minimum investment amount, except as described in the section of the Prospectus entitled "Purchasing, Exchanging and Redeeming Fund Shares."

Minimum Subsequent Investments: There is no minimum subsequent investment amount.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

41

DETAILS ABOUT THE FUNDS

More Information About Investment Objectives and Principal Investment Strategies

PNC Funds were formerly known as "Allegiant Funds." Each Fund has its own investment objective and strategies for reaching that objective as discussed in the Summary Sections of this prospectus. The investment objective of each Fund may be changed at any time without a shareholder vote. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

This section provides additional information about the principal investment strategies utilized by the Funds. For temporary defensive purposes, during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments and money market instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as during periods of unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

PNC Bond Fund

The Fund seeks to provide current income as well as preservation of capital. The Fund's investment objective may be changed without shareholder approval.

The Fund invests primarily in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Government Mortgage Fund

The Fund seeks to provide current income as well as preservation of capital.The Fund's investment objective may be changed without shareholder approval.

The Fund invests in a diversified portfolio of mortgage-related securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years, but may vary outside that range from time to time, including due to market conditions. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in mortgage-related securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest up to 20% of its assets in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed

42

debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PNC High Yield Bond Fund

The Fund seeks a high level of current income along with capital appreciation. The Fund's investment objective may be changed without shareholder approval.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The term "high yield" is generally understood to describe debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investors Service, Inc., or, if unrated, are determined by the Adviser to be of comparable quality, sometimes known as "junk bonds." The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

The Fund may invest in foreign securities, including securities of issuers in emerging markets. While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives, as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Intermediate Bond Fund

The Fund seeks to provide current income as well as preservation of capital. The Fund's investment objective may be changed without shareholder approval.

The Fund invests primarily in a diversified portfolio of domestic and foreign investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years, but may vary outside that range from time to time, including due to market conditions. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Limited Maturity Bond Fund

The Fund seeks to provide current income as well as preservation of capital. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from one to five years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities.

43

Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PNC Total Return Advantage Fund

The Fund seeks to provide current income as well as capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade debt securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest in fixed income securities of any type, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of the security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 20% of its assets in fixed income securities that are rated below investment grade or, if unrated, are determined by the Adviser to be of comparable quality, sometimes known as "junk bonds." Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. The Fund does not intend to invest in junk bonds rated by Standard & Poor's at the time of purchase below C or that are of equivalent quality as determined by the Adviser. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Ultra Short Bond Fund

The Fund seeks to provide high current income while preserving capital. The Fund's investment objective may be changed without shareholder approval.

The Fund invests in a diversified portfolio of investment grade securities such as U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The dollar-weighted average maturity of the Fund's portfolio is normally expected to be less than 18 months, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities (bonds). U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus, the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust

44

the Fund's average duration to take advantage of either an expected increase or decrease in interest rates.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will seek to add value by, among other things, emphasizing market sectors and individual securities that, based on historical yield relationships and the Adviser's judgment, represent attractive opportunities. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PNC Intermediate Tax Exempt Bond Fund

The Fund seeks to provide high current income while preserving capital. The Fund's investment objective may be changed without shareholder approval.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser (as defined below) considers each security's yield and total return potential relative to other available municipal securities. The Fund normally will maintain a dollar-weighted average maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. dollar-denominated securities (bonds) that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

PNC Maryland Tax Exempt Bond Fund

The Fund seeks to provide a high level of interest income that is exempt from federal and Maryland state and local income taxes. The Fund's investment objective may be changed without shareholder approval.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from federal income taxes, federal alternative minimum tax and Maryland state and local income taxes. The Fund will invest in securities of varying maturity. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy.

Some Fund distributions may be taxable, such as dividends that are derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Maryland residents.

In selecting securities for the Fund to buy and sell, the Adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and issuers. The Fund will generally purchase investment grade debt municipal obligations, which are those rated in one of the four highest rating categories by at least one NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade securities, also known as high yield "junk" bonds (generally rated below the BBB category). The Fund may also invest up to 20% of its assets in interest rate swaps for hedging purposes. The Fund may also invest in derivative securities relating to municipal securities. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Michigan Intermediate Municipal Bond Fund

The Fund seeks to provide income exempt from regular federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. The Fund's investment objective may be changed without shareholder approval.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities (bonds) issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum

45

tax. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy.

Some Fund distributions may be taxable, such as dividends that are derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of such security, is in the best interests of investors.

PNC Ohio Intermediate Tax Exempt Bond Fund

The Fund seeks to provide current income exempt from regular federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with conservation of capital. The Fund's investment objective may be changed without shareholder approval.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities (bonds) issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes realized on the sale of portfolio securities. Some Fund distributions may be taxable, such as dividends that are derived from taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

PNC Pennsylvania Intermediate Municipal Bond Fund

The Fund seeks to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax, as is consistent with conservation of capital. The Fund's investment objective may be changed without shareholder approval.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities (bonds) issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund distributions may be taxable, such as dividends that are derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors.

46

PNC Tax Exempt Limited Maturity Bond Fund

The Fund seeks to provide a high level of income that is exempt from regular federal income tax as is consistent with relative protection of capital. The Fund's investment objective may be changed without shareholder approval.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax. The Fund will invest in securities of varying maturity, but generally will favor those with short to medium maturities. The Fund normally will maintain a dollar-weighted average portfolio maturity of between one and five years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy.

In selecting securities for the Fund to buy and sell, the Adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and regions of the country. The Fund will generally purchase investment grade debt municipal obligations, which are those rated in one of the four highest rating categories by at least one NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade securities, also known as high yield "junk" bonds (generally rated below the BBB category). The Fund may also invest up to 20% of its assets in interest rate swaps for hedging purposes. The Fund may also invest in derivative securities relating to municipal securities. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

Information on Additional Investment Policies

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices.

See the Statement of Additional Information for more detail on the investment policies of the Funds.

Derivatives and Futures Contracts

In fulfilling the 80% investment requirement referred to above under "More Information About Investment Objectives and Principal Investment Strategies," a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invest. For more information on derivatives and futures contracts and their related risks, see the Statement of Additional Information.

Securities Lending

The Fixed Income Funds may lend their portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Funds will receive collateral from the borrower equal to at least 102% of the market value of the securities loaned. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. The Fund bears the risk of loss on any collateral it invests.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities. Restricted securities are a type of security that may only be resold to certain eligible qualified buyers. From time to time, a Fund may determine pursuant to procedures adopted by the Funds' Board of Trustees (the "Board") that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

Repurchase Agreements

Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security (e.g., a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash with limited market risk, although the Fund bears the risk of a seller's failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject a Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights as to the security and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may

47

not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Cash Management

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds and the PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

Convertible Securities

The Fixed Income Funds may invest in convertible securities, which have characteristics of both fixed income and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security tends to move with the market value of underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

Foreign Securities

Each Fund may invest in foreign securities. Foreign securities may or may not be listed on foreign stock exchanges and may include equity securities and debt securities (e.g., convertible bonds) of foreign entities and obligations of foreign branches of U.S. banks and of foreign banks. Investments in foreign securities involve certain inherent risks, such as risks specific to the country of issue, foreign currencies, the availability of information and differing regulatory regimes. For more information, please see "Foreign (Non-U.S.) Investment Risk" in the "More Information About Principal Risks" section of this prospectus.

Notes on Investment Limitations

Each Fund has adopted policies or restrictions that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply only at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Fund's investment to a certain percentage of assets or in issuers of a certain credit quality.

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MORE INFORMATION ABOUT PRINCIPAL RISKS

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how well an investment manager does in performing and executing on its assessments, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

This section provides additional information about the principal risks of investing in the Funds.

	Active Trading Risk	Credit/ Counterparty Risk	Derivatives Risk	Emerging Markets Risk	Foreign Investment (Non-U.S.) Risk	Government Securities Risk	High Yield Bond Risk	Interest Rate Risk	Market Risk	Municipal Obligations Risk	Non- Diversification Risk	Pre- Payment/ Extension Risk	Single State Risk	Tax Risk
Fixed Income Funds

Bond Fund	■	■	■		■	■		■	■			■

Government Mortgage Fund	■	■			■	■		■	■			■

High Yield Bond Fund	■	■	■	■	■		■	■	■			■

Intermediate Bond Fund	■	■	■		■	■		■	■			■

Limited Maturity Bond Fund	■	■			■	■		■	■			■

Total Return Advantage Fund	■	■	■		■	■	■	■	■			■

Ultra Short Bond Fund	■	■			■	■		■	■			■

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund		■						■	■	■		■		■

Maryland Tax Exempt Bond Fund		■	■				■	■	■	■	■	■	■	■

Michigan Intermediate Municipal Bond Fund		■						■	■	■	■	■	■	■

Ohio Intermediate Tax Exempt Bond Fund		■						■	■	■	■	■	■	■

Pennsylvania Intermediate Municipal Bond Fund		■						■	■	■	■	■	■	■

Tax Exempt Limited Maturity Bond Fund		■	■				■	■	■	■		■		■

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Active Trading Risk. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by a Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund's shareholders.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to a Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

To the extent that a Fund invests in securities of distressed companies, it may be exposed to greater credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed issuers include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could negatively affect the market for these securities and reduce a Fund's ability to sell these securities.

Derivatives Risk. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies. A small investment in derivatives could have a potentially large impact on a Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position.

Certain Funds may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. The successful use of derivatives requires sophisticated management, and to the extent that derivatives are used, a Fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a Fund. A Fund's use of derivatives may also increase the amount of taxes payable by shareholders. If a Fund enters into a derivatives transaction as a substitute for taking a position in an underlying asset, the Fund is subject to the risk that the derivatives transaction may not provide a return that corresponds with the underlying investment.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to a Fund.

If a Fund sells protection on credit default swaps relating to debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the debt security issuer, or the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments. Writing credit default swaps effectively adds leverage to a Fund's portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent. Those risks may include: greater fluctuations in market values and currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which a Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); greater risk of issues with

50

share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value ("NAV"), to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding or other taxes against dividend and interest income or capital gains realized with respect to foreign securities. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce a Fund's yield on such securities.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

•  The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

•  A Fund may incur substantial costs in connection with conversions between various currencies;

•  A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

•  Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored depositary receipts. Depositary receipts may represent the right to receive securities of foreign issuers deposited in a bank or other depository. Some depositary receipts are traded in the United States with prices quoted in U.S. dollars.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

•  Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move more independently of interest rates than the overall bond market.

•  The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

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•  Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting a Fund's interests.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa and the volatility of lower rated securities is greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Government Mortgage Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Bond, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds are also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Intermediate Tax Exempt Bond Fund and Tax Exempt Limited Maturity Bond Funds are also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Maryland Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds are also subject to the risk that the relevant state-specific municipal securities in which they invest may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Geopolitical and other events may disrupt markets and adversely affect global economies. Likewise, natural and environmental disasters and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a Fund's investments. These events could also cause a Fund's exposure to the risks described elsewhere in this prospectus to increase. Market disruptions can also prevent a Fund from implementing its investment programs for a period of time and achieving investment objectives.

Municipal Securities Risk. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes. There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund's portfolio manager(s). Certain municipal securities are general obligations of a state or other government entity supported by its taxing powers. These general obligations are typically payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other government entities. Other municipal securities are special revenue obligations, which are payable from revenue earned by a particular project or other revenue source. Investors can look only to the revenue generated by the project or the operator of the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue. A Fund may make significant investments in a single issue or a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund's shares to change more than the value of shares of funds that invest more broadly.

The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers, including political or fiscal events, legislative changes, and the enforceability of rights of municipal bond holders. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality's debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund's investments.

The values of municipal securities can be affected more by supply and demand factors or the creditworthiness of the

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issuer than other fixed income securities. In addition, the municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt. If those requirements are not met, the interest received and distributed to shareholders by a Fund may be taxable. In addition, changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Certain municipal securities may be or become highly illiquid, making them difficult to value or dispose of at favorable prices. Illiquidity may be exacerbated from time to time by market or economic events. When a Fund invests a portion of its assets in bonds that are insured by private insurers, the credit standing of such a bond and/or its price will likely be affected by the credit standing of its insurer and the issuer's ability or perceived ability to meet its obligations.

Non-Diversification Risk. The Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds are non-diversified under the 1940 Act, which means that the Funds may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that a Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Single State Risk. A Fund's focus on investments in securities of issuers located in Maryland (in the case of the Maryland Tax Exempt Bond Fund), Michigan (in the case of the Michigan Intermediate Municipal Bond Fund), Ohio (in the case of the Ohio Intermediate Tax Exempt Bond Fund) and Pennsylvania (in the case of the Pennsylvania Intermediate Municipal Bond Fund) leaves each Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. By concentrating its investments in a particular state, a Fund may be more susceptible to factors adversely affecting issuers of that state's municipal bonds than a comparable fund that does not concentrate in a single state.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Distributions of income and gains arising from the fund's use of derivatives will be subject to applicable federal, state, and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal alternative income tax purposes.

Disclosure of Portfolio Holdings

Each Fund publishes on the Funds' website (pncfunds.com) its complete portfolio holdings as of the end of each calendar quarter. In addition, each Fund publishes on the Funds' website portfolio holdings information as of each month-end. Portfolio holdings information is typically posted within 15 days after each calendar quarter or month, as applicable. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website (pncfunds.com).

INVESTMENT ADVISER AND INVESTMENT TEAMS

PNC Capital Advisors, LLC ("PNC Capital" or the "Adviser") is the investment adviser to the Funds and is located at One East Pratt Street, 5th Floor, Baltimore, MD 21202. As of June 30, 2012, the Adviser had approximately $33.7 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

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The table below shows the management fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2012 and each Fund's contractual management fee:

Fund Name	Management Fees Paid as a Percentage of Average Net Assets for the Fiscal Year Ended May 31, 2012	Contractual Management Fee as a Percentage of Average Net Assets
Bond Fund	0.45%	0.45%
Government Mortgage Fund	0.40%	0.40%
High Yield Bond Fund	0.06%	0.50%
Intermediate Bond Fund	0.40%	0.40%
Limited Maturity Bond Fund	0.35%	0.35%
Total Return Advantage Fund	0.40%	0.40%
Ultra Short Bond Fund	0.20%	0.20%
Intermediate Tax Exempt Bond Fund	0.38%	0.40%
Maryland Tax Exempt Bond Fund	0.38%	0.40%
Michigan Intermediate Municipal Bond Fund	0.40%	0.40%
Ohio Intermediate Tax Exempt Bond Fund	0.40%	0.40%
Pennsylvania Intermediate Municipal Bond Fund	0.40%	0.40%
Tax Exempt Limited Maturity Bond Fund	0.39%	0.40%

A discussion regarding the basis for the Board's approval of the investment advisory agreement is available in the semi-annual report to shareholders for the period ended November 30, 2011.

Manager of Managers Structure

The Funds have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Funds' Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination or replacement. The Adviser may, in the future, recommend to the Funds' Board the establishment of the Manager of Managers Structure for any of the Funds. Currently, the Funds do not operate under a Manager of Managers structure.

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Portfolio Management Teams

References to the "Adviser" in the portfolio manager descriptions below include the Adviser, the predecessor firm or affiliates.

Name	Business experience
Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund

Andrew D. Harding Managing Director and Chief Investment Officer of Taxable Fixed Income Years with the Adviser: 12 Industry experience: 31 years	Mr. Harding has primary responsibility for taxable fixed income strategy and performance at the Adviser. Mr. Harding has been with the Adviser since 2000.

Timothy D. Compan, Jr. CFA Senior Portfolio Manager Years with the Adviser: 9 Industry experience: 13 years	Mr. Compan has responsibility for corporate bond portfolio management and trading.
Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman Sachs Asset Management, L.P. Mr. Compan had been with Goldman Sachs Asset Management, L.P. since 1999.

Kenneth F. Karwowski, CFA[1] Portfolio Manager, High Yield Years with the Adviser: 6 Industry experience: 25 years	Mr. Karwowski has primary responsibility for high yield investment and strategy.
Prior to joining the Adviser in 2006, Mr. Karwowski served as a senior credit analyst covering several industries in both high yield and investment grade areas for Henderson Global Investors.

Mark A. Lozina, CFA Senior Portfolio Manager Years with the Adviser: 10 Industry experience: 16 years	Mr. Lozina has responsibility for fixed income portfolio management and structured product security analysis. Mr. Lozina has been with the Adviser since 2002.

Sean T. Rhoderick, CFA Senior Portfolio Manager Years with the Adviser and affiliated entities: 8 Industry experience: 18 years	Mr. Rhoderick has responsibility for fixed income portfolio management and credit analysis. Prior to joining the Adviser in 2004, Mr. Rhoderick was a corporate bond analyst with Freddie Mac.

Intermediate Tax Exempt Bond Fund, Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund and Tax Exempt Limited Maturity Bond Fund

Adam Mackey Managing Director, Municipal Fixed Income Years with the Adviser and affiliated entities: 11 Industry experience: 16 years	Mr. Mackey is the funds portfolio manager and has primary responsibility for municipal fixed income investment strategy and performance at the Adviser.
Prior to joining the Adviser in 2001, Mr. Mackey was a municipal bond trader at the Vanguard Group.

1  Mr. Karwowski only serves as a Portfolio Manager for the High Yield Bond Fund.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.

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PURCHASING, EXCHANGING
AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange and redeem Class I Shares of the Funds. The Funds may accept or reject any purchase order.

Class I Shares have no sales charge and no minimum initial investment, except as described below.

Class I Shares may be purchased through the trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with PNC Funds Distributor, LLC (the "Underwriter") to place trades for institutional accounts, broker products or similar products. In order to purchase Class I Shares through one of these entities, you must have an account with the entity. That account will be governed by its own rules and regulations that may be more stringent than the rules and regulations governing a direct investment in the Funds. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution. Class I Shares may be purchased directly by institutional investors including corporate investors, pension and profit sharing plans and foundations and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.

Employees, directors, officers and retirees of PNC Funds, investment companies sponsored or advised by the Adviser or its affiliates, the PNC Financial Services Group, Inc. or any of its affiliates, the Fund's Co-Administrators, Underwriter or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) may purchase Class I Shares subject to a $1,000 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. In addition to the $1,000 minimum initial investment, Planned Investment Programs are subject to a $50 monthly minimum investment.

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by the Board, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

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How to Purchase and Exchange Fund Shares

New Account Set Up	Adding to an Existing Account
Online pncfunds.com	• Visit our site and click on "Account Access" to submit an online application. Or log on to our on-line Forms Center to print an application and mail to the address below.
• Unless you arrange to pay by wire or Automated Clearing House ("ACH"), write your check, payable in U.S. dollars, to "PNC Funds (Fund name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).	• You may place your purchase order on our website using your established banking instructions for payment. To authorize this service, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Mail	• Complete and sign an application. Applications may be requested by calling 1-800-622-FUND (3863) and are also available at pncfunds.com.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the completed and signed account application and your check to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722	• Provide purchase instructions with the fund name, share class, your account number and account registration information.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the instructions and the check to one of the two mailing addresses provided.

By Telephone with Wire Transfer	• Call Investor Services at 1-800-622-FUND (3863) to set up an account number and to receive a wire control number to be included in the body of the wire.
• Ask your bank to immediately transmit available funds by wire. Your bank may charge you a wiring fee for this service.
• Wiring instructions are as follows:
The Bank of New York Mellon
ABA # 011001234
Credit: 0000735906
BNY Mellon Investment Servicing (US)
Inc. as Agent for PNC Funds
Further credit: Beneficiary Name
Beneficiary Fund/Account Number
• Complete and sign the account application and mail to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc,
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough , MA 01581-1722
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.	• If you previously selected the telephone purchases option for your account, call Investor Services at 1-800-622-FUND (3863) to purchase additional shares.
• If your bank account information is on file, you can request purchases through federal funds wire or electronic transfer through the ACH.
• To add telephone purchases option to your account, please complete an Account Maintenance Form or call Investor Services.
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

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How to Purchase and Exchange Fund Shares (continued)

New Account Set Up	Adding to an Existing Account
By Exchange	• You may exchange your shares of a Fund for the same class of shares of another PNC Fund.
• Call with your account name, number, and amount of exchange into an existing account (minimum amount is $1,000).
• You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.	• If you previously selected the telephone exchange option for your account, call our Investor Services at 1-800-622-FUND (3863) to exchange your shares.
• To authorize exchanges to your account, please complete an Account Maintenance Form or call Investor Services.

Financial Intermediary

•  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds' transfer agent on time.

•  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

•  PNC Funds may authorize certain financial intermediaries to receive, on behalf of PNC Funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day (as defined below) and subsequently communicated properly to the Fund, and the order will be priced at the Fund's NAV per share next determined after such receipt by the financial intermediary, adjusted for any applicable sales charge.

Note: If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

How We Calculate NAV

The price of Fund shares is based on the Fund's NAV. NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Market values for fixed income securities may be determined on the basis of valuations provided by an independent pricing service, which may use information such as the yields or prices of bonds of comparable quality, coupon, maturity and type; quoted bid prices or indications as to values from dealers; and general market conditions. The independent pricing service may also employ electronic data processing techniques and matrix systems to determine the values of the Funds' fixed income securities. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost. Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable by the Adviser, fair value prices will be determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the New York Stock Exchange ("NYSE")) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund may also use fair value

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pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities such that market quotations are not reliable or readily available. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments. Expenses common to all the Funds are allocated among the Funds on the basis of average net assets. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

General Information Regarding Purchases

You may purchase shares on any day that the NYSE is open for business (Business Day). Shares cannot be purchased by wire transactions on days when the Federal Reserve banks are closed.

PNC Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form. In order for you to receive a Fund's NAV determined on a business day, your authorized financial intermediary, if any, must receive your redemption request in good order before the close of trading on the NYSE (normally, 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly to the Fund. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading.

Certain shareholders may also purchase shares of the money market funds of PNC Advantage Funds (together with PNC Funds, the "Fund Complex"), investment portfolios of another registered investment company for whom the Adviser provides investment advisory services. PNC Advantage Funds' minimum initial investment is $3 million, subject to certain exceptions. There is no minimum subsequent investment. PNC Advantage Funds, at their discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $3 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of PNC Advantage Funds, adequate intent and availability of assets to reach a future level of investment of $3 million in the Fund Complex. Please see the PNC Advantage Funds prospectus for more information.

General Information Regarding Exchanges

You may exchange Class I Shares of one PNC Fund for Class I Shares of another PNC Fund. You may exchange your shares on any Business Day.

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

You may also exchange Class I Shares of the Funds for Institutional Shares of the money market funds of PNC Advantage Funds. Exchanges into Institutional Shares of the PNC Advantage money market funds are subject to certain minimum initial and subsequent investment requirements. Please see a PNC Advantage Funds money market funds prospectus for more information.

Sales Charges

There are no sales charges on the purchase of Class I Shares.

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How to Redeem Your Fund Shares

Shareholders may redeem shares by following the procedures described below.

Online pncfunds.com	The minimum amount for Internet redemptions is $100. To authorize this service, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Telephone 1-800-622-FUND (3863)	Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record.

Financial Intermediary	Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services in addition to the fees charged by the Funds.

Signature Guarantee

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

Receiving Your Money

If you would like the proceeds of your redemption to be sent to an address, or made payable to a payee which is different from the address or payee information we have on record please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order. Good order means, among other things, that your request includes complete information.

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your financial intermediary may charge a fee.

If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase). If you recently changed your address, you will not be able to redeem your shares within 30 days after the change without a signature guarantee.

Redemptions in Kind

We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemptions in kind) rather than cash when the Fund determines that it is in the best interests of the Fund. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

Involuntary Sale of Your Shares

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will give you or your financial intermediary at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Redeem Your Shares

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a)  trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  the SEC has by order permitted the Fund's suspension;

60

(d)  an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets; or

(e)  permitted by applicable law.

Telephone and Internet Transactions

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss.

Customer Identification Program

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

Cost Basis Reporting

When you redeem or exchange Fund shares that are held in a taxable account, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the Internal Revenue Service on an Internal Revenue Service Form 1099-B cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the "wash sale" rules. Such reporting generally is not required for shares held in a Qualified Plan or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

A Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund's default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary's default method (or the method you have selected by notifying the intermediary) will apply. Please see the Funds' website at: pncfunds.com or contact the Funds at 1-800-622-FUND (3863) or consult your financial intermediary, as appropriate, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in a Fund, and to determine which available cost basis method is best for you.

Limitations on Purchases, Exchanges and Redemptions

The Board has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For

61

additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

General Trading Limits: Fund shareholders are limited to no more than one "round trip" transaction – a fund purchase followed shortly by a corresponding sale (redemption or exchange) – during a 60-day period. If more than one "round trip" transaction occurs in an account, there must be at least 60 calendar days between the initiation of each transaction.

PNC Funds reserves the right to notify shareholders who violate PNC Funds' market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

•  Reject a purchase or exchange order

•  Delay payment of immediate cash redemption proceeds for up to seven calendar days

•  Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

•  Limit the amount of any exchange

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

All of the Funds listed in this prospectus distribute net investment income on a monthly basis. Each Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain United States federal income tax considerations generally applicable to investments in the Funds under current law, which is subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are United States citizens or residents.

You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Each Fund intends to qualify and be treated each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

Fund Distributions

Each Fund intends to distribute each year all or substantially all of its net investment income and capital gains, including its net capital gain (the excess of long-term capital gain over short-term capital loss, in each case determined with reference to any loss carryforwards). You will be subject to federal income tax on Fund distributions in the manner described herein, regardless of whether they are paid in cash or reinvested in additional shares. Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in the following January are taxable as if they were paid on December 31 of the year in which they were declared.

Distributions of investment income and gains from the sale of investments that a Fund owned for one year or less will generally be taxable to you at ordinary income rates, except that the Tax Exempt Bond Funds also expect to make distributions that are exempt from federal income tax, as discussed further below. Distributions attributable to the net capital gain of a Fund ("capital gain dividends") will generally be taxable to you as long-term capital gain, regardless of how long you have held your shares. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. You will be notified annually of the tax status of distributions paid to you.

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the "net investment income" of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends (described below), and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. However, you will be taxed on the entire taxable portion of the distribution received, even though, as an economic matter, all or a portion of the distribution constitutes a return of capital. This adverse tax result is known as "buying into a dividend."

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Redemptions or Exchanges

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange, or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. As described under "Cost Basis Reporting" above, upon the sale, exchange, or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service with cost basis and certain other related tax information about the Fund shares you sold, redeemed or exchanged. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, all or a portion of any loss realized on a disposition of shares of a Fund will be disallowed under "wash sale" rules if other shares of the same Fund are purchased within 30 days before or after the disposition, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. Any loss realized upon a taxable disposition of shares of a Tax Exempt Bond Fund held by you for six months or less will be disallowed to the extent of any exempt-interest dividends (defined below) received by you with respect to such shares.

Investments in Certain Debt Instruments and Derivatives

Certain of a Fund's investments, including certain debt instruments and derivatives, could affect the amount, timing and character of distributions you receive. Such investments could also cause the Fund to recognize taxable income in excess of the cash generated by the investments (which may require the Fund to liquidate investments, including when not otherwise advantageous to do so, in order to make required distributions.)

Investments in Foreign Securities

A Fund's investments in foreign securities may be subject to foreign withholding taxes, which can decrease the Fund's yield on such securities. The Funds do not expect to be eligible to elect to permit shareholders to claim a credit or deduction on their income tax return in respect of such taxes. A Fund's investments in foreign securities (including fixed income securities and derivatives) may increase or accelerate the Fund's recognition of ordinary income and may affect the timing, amount, or character of the Fund's distributions.

Tax Exempt Bond Funds

The Tax Exempt Bond Funds anticipate that substantially all of their distributions from net investment income will be "exempt-interest dividends," which are exempt from federal income tax. However, exempt-interest dividends may be subject to state and local taxes. In addition, distributions that are derived from investments in securities the income from which is not exempt from federal income tax and distributions of short and long-term capital gains realized upon the sale of portfolio securities will be taxable to you, as described above. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes. You should consult your tax advisors regarding these matters.

Backup Withholding

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable distributions or gross proceeds realized upon redemption of Fund shares payable to shareholders who fail to provide a correct tax payer identification number in the manner required, who have under-reported dividend or interest income, or who fail to certify to the Fund that they are not subject to backup withholding. Under current law, the backup withholding rate is 28% for amounts paid through 2012 and will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

IRAs and Other Tax-Advantaged Accounts

Fund distributions on, and sales, exchanges and redemptions of, shares held through a tax-advantaged retirement account, such as an IRA or other tax-qualified plan, will not be currently taxable. Special tax rules apply to investments through such accounts. You should consult your tax advisor regarding the tax treatment of distributions from such a tax-advantaged account.

U.S. Federal Tax Treatment of Foreign Shareholders

Investors that are not U.S. citizens or residents should consult their own tax advisors regarding the U.S. and non-U.S. tax consequences of an investment in a Fund.

State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not

63

apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Maryland Tax Exempt Bond Fund intends to distribute income that is exempt from Maryland income taxes. The Michigan Intermediate Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes other than the alternative minimum tax. The Ohio Intermediate Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Pennsylvania Intermediate Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes other than the alternative minimum tax. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is in the Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2012 and is incorporated by reference into the Statement of Additional Information.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

BOND FUND

	Class I
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.53	$10.27	$9.80	$10.03	$9.89
Net Investment Income[1]	0.30	0.35	0.40	0.47	0.48
Realized and Unrealized Gain (Loss) on Investments	0.29	0.27	0.49	(0.22)	0.14
Total from Investment Operations	0.59	0.62	0.89	0.25	0.62
Payment by Affiliate[1]	—	—	—	—	—	**,2
Dividends from Net Investment Income	(0.32)	(0.36)	(0.42)	(0.48)	(0.48)
Distributions from Net Realized Gains	—	—	—	—	—
Total Distributions	(0.32)	(0.36)	(0.42)	(0.48)	(0.48)
Net Asset Value, End of Period	$10.80	$10.53	$10.27	$9.80	$10.03
Total Return†	5.69%	6.09%	9.16%	2.69%	6.37%
Ratios/Supplemental Data
Net Assets End of Period (000)	$182,239	$220,136	$234,920	$258,327	$302,464
Ratio of Expenses to Average Net Assets	0.59%	0.59%	0.59%	0.61%	0.59%
Ratio of Net Investment Income to Average Net Assets	2.87%	3.32%	3.98%	4.91%	4.78%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.59%	0.59%	0.59%	0.65%	0.69%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.87%	3.32%	3.98%	4.87%	4.68%
Portfolio Turnover Rate[3]	58%	80%	52%	105%	168%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  Due to its investment strategy, the Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

65

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

GOVERNMENT MORTGAGE FUND

	Class I
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.67	$9.67	$9.51	$9.18	$9.01
Net Investment Income[1]	0.34	0.39	0.41	0.44	0.45
Realized and Unrealized Gain (Loss) on Investments	0.07	0.02	0.18	0.35	0.17
Total from Investment Operations	0.41	0.41	0.59	0.79	0.62
Payment by Affiliate[1]	—	—	—	—	—	**,2
Dividends from Net Investment Income	(0.38)	(0.41)	(0.43)	(0.46)	(0.45)
Distributions from Net Realized Gains	—	—	—	—	—
Total Distributions	(0.38)	(0.41)	(0.43)	(0.46)	(0.45)
Net Asset Value, End of Period	$9.70	$9.67	$9.67	$9.51	$9.18
Total Return†	4.27%	4.30%	6.37%	8.80%	7.04%
Ratios/Supplemental Data
Net Assets End of Period (000)	$88,197	$110,943	$133,539	$156,430	$177,897
Ratio of Expenses to Average Net Assets	0.65%	0.63%	0.63%	0.63%	0.59%
Ratio of Net Investment Income to Average Net Assets	3.55%	4.04%	4.33%	4.68%	4.93%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.65%	0.63%	0.63%	0.68%	0.74%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.55%	4.04%	4.33%	4.63%	4.78%
Portfolio Turnover Rate[3]	29%	17%	15%	83%	173%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  Due to its investment strategy, the Government Mortgage Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

HIGH YIELD BOND FUND

	Class I
	2012	2011	2010	2009	2008[1]
Net Asset Value, Beginning of Period	$8.35	$9.15	$7.96	$9.93	$10.00
Net Investment Income[2]	0.55	0.66	0.77	0.80	0.06
Realized and Unrealized Gain (Loss) on Investments	(0.13)	0.76	1.21	(1.97)	(0.07)
Total from Investment Operations	0.42	1.42	1.98	(1.17)	(0.01)
Dividends from Net Investment Income	(0.55)	(0.67)	(0.79)	(0.80)	(0.06)
Distributions from Net Realized Gains	(0.18)	(1.55)	—	—	—
Total Distributions	(0.73)	(2.22)	(0.79)	(0.80)	(0.06)
Net Asset Value, End of Period	$8.04	$8.35	$9.15	$7.96	$9.93
Total Return†	5.45%	17.17%	25.47%	(11.05)%	(0.10)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$9,123	$6,879	$8,797	$10,273	$6,339
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets	6.80%	7.40%	8.61%	10.29%	7.12%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.19%	1.41%	0.93%	1.33%	7.24%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	6.36%	6.74%	8.43%	9.71%	0.63%
Portfolio Turnover Rate	32%	91%	78%	100%	11%

†  Total return excludes sales charge.

1  High Yield Bond Fund Class I commenced operations on April 29, 2008. All ratios for the period have been annualized. Total return for the period has not been annualized.

2  Per share data calculated using average shares outstanding method.

66

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

INTERMEDIATE BOND FUND

	Class I
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.38	$11.31	$10.85	$10.75	$10.47
Net Investment Income[1]	0.27	0.30	0.35	0.45	0.48
Realized and Unrealized Gain (Loss) on Investments	0.23	0.28	0.46	0.10	0.28
Total from Investment Operations	0.50	0.58	0.81	0.55	0.76
Payment by Affiliate[1]	—	—	—	—	—	**,2
Dividends from Net Investment Income	(0.28)	(0.31)	(0.35)	(0.45)	(0.48)
Distributions from Net Realized Gains	(0.12)	(0.20)	—	—	—
Total Distributions	(0.40)	(0.51)	(0.35)	(0.45)	(0.48)
Net Asset Value, End of Period	$11.48	$11.38	$11.31	$10.85	$10.75
Total Return†	4.43%	5.25%	7.58%	5.35%	7.39%
Ratios/Supplemental Data
Net Assets End of Period (000)	$397,082	$360,686	$334,915	$355,284	$356,799
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.56%	0.54%
Ratio of Net Investment Income to Average Net Assets	2.37%	2.62%	3.15%	4.29%	4.51%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.53%	0.53%	0.53%	0.61%	0.69%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.37%	2.62%	3.15%	4.24%	4.36%
Portfolio Turnover Rate[3]	48%	80%	56%	110%	126%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  Due to its investment strategy, the Intermediate Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

LIMITED MATURITY BOND FUND

	Class I
	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.23		$10.20	$10.11	$9.96	$9.79
Net Investment Income[1]	0.11		0.16	0.25	0.38	0.42
Realized and Unrealized Gain (Loss) on Investments	(0.02)		0.05	0.10	0.14	0.17
Total from Investment Operations	0.09		0.21	0.35	0.52	0.59
Payment by Affiliate[1]	—		—	—	—	—	**,2
Contributions of Capital by Affiliate[1]	—	**,3	—	—	—	—
Dividends from Net Investment Income	(0.13)		(0.18)	(0.26)	(0.37)	(0.42)
Distributions from Net Realized Gains	—		—	—	—	—
Total Distributions	(0.13)		(0.18)	(0.26)	(0.37)	(0.42)
Net Asset Value, End of Period	$10.19		$10.23	$10.20	$10.11	$9.96
Total Return†	0.88%[3]		2.11%	3.50%	5.38%	6.07%
Ratios/Supplemental Data
Net Assets End of Period (000)	$337,295		$314,884	$269,482	$140,015	$139,876
Ratio of Expenses to Average Net Assets	0.48%		0.50%	0.50%	0.53%	0.51%
Ratio of Net Investment Income to Average Net Assets	1.06%		1.57%	2.44%	3.78%	4.27%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.48%		0.50%	0.50%	0.57%	0.61%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.06%		1.57%	2.44%	3.74%	4.17%
Portfolio Turnover Rate[4]	77%		54%	83%	86%	95%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  During the year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to errors in the valuation of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. The payment had no impact on the total return of the Fund. See Note 10 in Notes to Financial Statements.

4  Due to its investment strategy, the Limited Maturity Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

67

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

TOTAL RETURN ADVANTAGE FUND1

	Class I
	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.64		$10.36	$9.85	$9.55	$9.51
Net Investment Income[2]	0.37		0.39	0.43	0.45	0.47
Realized and Unrealized Gain (Loss) on Investments	0.25		0.30	0.52	0.31	0.05
Total from Investment Operations	0.62		0.69	0.95	0.76	0.52
Payment by Affiliate[2]	—		—	0.01[3]	—	—
Contributions of Capital by Affiliate[2]	—	**,4	—	—	—	—
Dividends from Net Investment Income	(0.38)		(0.41)	(0.44)	(0.46)	(0.48)
Distributions from Net Realized Gains	—		—	(0.01)	—	—
Total Distributions	(0.38)		(0.41)	(0.45)	(0.46)	(0.48)
Net Asset Value, End of Period	$10.88		$10.64	$10.36	$9.85	$9.55
Total Return†	5.92%[4]		6.72%	9.90%	8.24%	5.48%
Ratios/Supplemental Data
Net Assets End of Period (000)	$263,356		$247,780	$217,946	$113,202	$132,698
Ratio of Expenses to Average Net Assets	0.56%		0.58%	0.53%	0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	3.42%		3.71%	4.19%	4.80%	4.89%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.56%		0.58%	0.62%	0.68%	0.63%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.42%		3.71%	4.10%	4.65%	4.79%
Portfolio Turnover Rate[5]	44%		76%	60%	106%	54%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  On February 1, 2010, PNC Total Return Bond Fund was reorganized into the Allegiant Total Return Advantage Fund. The activity in the table presented above is for the accounting survivor, PNC Total Return Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. The net asset values and other per share information presented above for periods prior to the reorganization have been restated to reflect the share conversion ratios of 1.00659296 for Class I shares. See Note 1 in Notes to Financial Statements.

2  Per share data calculated using average shares outstanding method.

3  See Note 9 in Notes to Financial Statements.

4  During the year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to errors in the valuation of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. The payment had no impact on the total return of the Fund. See Note 10 in Notes to Financial Statements.

5  Due to its investment strategy, the Total Return Advantage Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

ULTRA SHORT BOND FUND

	Class I
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.01	$10.05	$10.07	$10.00	$9.89
Net Investment Income[1]	0.02	0.06	0.13	0.31	0.43
Realized and Unrealized Gain (Loss) on Investments	0.01	0.01	0.02	0.09	0.11
Total from Investment Operations	0.03	0.07	0.15	0.40	0.54
Payment by Affiliate[1]	—	—	—	—	—	**,2
Dividends from Net Investment Income	(0.06)	(0.11)	(0.17)	(0.33)	(0.43)
Distributions from Net Realized Gains	—	—	—	—	—
Total Distributions	(0.06)	(0.11)	(0.17)	(0.33)	(0.43)
Net Asset Value, End of Period	$9.98	$10.01	$10.05	$10.07	$10.00
Total Return†	0.26%	0.71%	1.54%	4.12%	5.52%
Ratios/Supplemental Data
Net Assets End of Period (000)	$541,798	$515,482	$339,187	$91,445	$64,966
Ratio of Expenses to Average Net Assets	0.34%	0.35%	0.39%	0.40%	0.37%
Ratio of Net Investment Income to Average Net Assets	0.19%	0.59%	1.25%	3.14%	4.32%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.34%	0.35%	0.39%	0.47%	0.57%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.19%	0.59%	1.25%	3.07%	4.12%
Portfolio Turnover Rate[3]	102%	68%	71%	101%	116%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

3  Due to its investment strategy, the Ultra Short Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

68

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

INTERMEDIATE TAX EXEMPT BOND FUND1

	Class I
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.76	$9.81	$9.69	$9.55	$9.49
Net Investment Income[2]	0.26	0.25	0.27	0.29	0.33
Realized and Unrealized Gain (Loss) on Investments	0.56	0.15	0.27	0.18	0.11
Total from Investment Operations	0.82	0.40	0.54	0.47	0.44
Dividends from Net Investment Income	(0.26)	(0.25)	(0.28)	(0.29)	(0.33)
Distributions from Net Realized Gains	(0.07)	(0.20)	(0.14)	(0.04)	(0.05)
Total Distributions	(0.33)	(0.45)	(0.42)	(0.33)	(0.38)
Net Asset Value, End of Period	$10.25	$9.76	$9.81	$9.69	$9.55
Total Return†	8.49%	4.18%	5.72%	5.02%	4.82%
Ratios/Supplemental Data
Net Assets End of Period (000)	$137,504	$132,330	$141,189	$89,520	$81,891
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	2.56%	2.57%	2.81%	3.00%	3.52%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.55%	0.56%	0.70%	0.83%	0.84%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.54%	2.54%	2.64%	2.70%	3.21%
Portfolio Turnover Rate	19%	37%	111%	64%	143%

†  Total return excludes sales charge.

1  On February 1, 2010, PNC National Tax-Exempt Bond Fund was reorganized into the Allegiant Intermediate Tax Exempt Bond Fund. The activity in the table presented above is for the accounting survivor, PNC National Tax-Exempt Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. The net asset values and other per share information presented above for periods prior to the reorganization have been restated to reflect the share conversion ratios of 0.99731521 for Class I shares. See Note 1 in Notes to Financial Statements.

2  Per share data calculated using average shares outstanding method.

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

MARYLAND TAX EXEMPT BOND FUND

	Class I
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.27	$11.25	$11.05	$10.82	$10.78
Net Investment Income[1]	0.32	0.32	0.31	0.35	0.39
Realized and Unrealized Gain (Loss) on Investments	0.48	0.02	0.20	0.23	0.04
Total from Investment Operations	0.80	0.34	0.51	0.58	0.43
Dividends from Net Investment Income	(0.32)	(0.32)	(0.31)	(0.35)	(0.39)
Distributions from Net Realized Gains	(0.10)	—	—	—	—
Total Distributions	(0.42)	(0.32)	(0.31)	(0.35)	(0.39)
Net Asset Value, End of Period	$11.65	$11.27	$11.25	$11.05	$10.82
Total Return†	7.23%	3.08%	4.65%	5.46%	4.08%
Ratios/Supplemental Data
Net Assets End of Period (000)	$73,197	$71,256	$78,154	$67,455	$52,261
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.52%	0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	2.79%	2.86%	2.75%	3.21%	3.62%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.55%	0.56%	0.75%	0.93%	0.96%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.77%	2.83%	2.52%	2.81%	3.19%
Portfolio Turnover Rate	21%	19%	43%	29%	39%

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

69

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

	Class I
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.71	$9.98	$9.96	$10.07	$10.16
Net Investment Income[1]	0.28	0.32	0.36	0.38	0.41
Realized and Unrealized Gain (Loss) on Investments	0.49	0.05	0.11	— **	0.11
Total from Investment Operations	0.77	0.37	0.47	0.38	0.52
Payment by Affiliate[1]	—	—	—	—	—	**,2
Dividends from Net Investment Income	(0.28)	(0.32)	(0.36)	(0.38)	(0.41)
Distributions from Net Realized Gains	(0.35)	(0.32)	(0.08)	(0.11)	(0.20)
Total Distributions	(0.63)	(0.64)	(0.45)	(0.49)	(0.61)
Net Asset Value, End of Period	$9.85	$9.71	$9.98	$9.96	$10.07
Total Return†	8.16%	3.85%	4.78%	3.92%	5.24%
Ratios/Supplemental Data
Net Assets End of Period (000)	$12,722	$15,019	$21,843	$26,883	$36,528
Ratio of Expenses to Average Net Assets	0.69%	0.66%	0.62%	0.62%	0.60%
Ratio of Net Investment Income to Average Net Assets	2.83%	3.26%	3.63%	3.86%	4.07%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.69%	0.66%	0.62%	0.68%	0.75%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.83%	3.26%	3.63%	3.80%	3.92%
Portfolio Turnover Rate	35%	22%	16%	6%	42%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

OHIO INTERMEDIATE TAX EXEMPT BOND FUND

	Class I
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.34	$11.40	$11.28	$11.09	$10.93
Net Investment Income[1]	0.35	0.36	0.38	0.40	0.41
Realized and Unrealized Gain (Loss) on Investments	0.57	0.07	0.17	0.19	0.16
Total from Investment Operations	0.92	0.43	0.55	0.59	0.57
Payment by Affiliate[1]	—	—	—	—	—	**,2
Dividends from Net Investment Income	(0.35)	(0.36)	(0.38)	(0.40)	(0.41)
Distributions from Net Realized Gains	(0.21)	(0.13)	(0.05)	—	—
Total Distributions	(0.56)	(0.49)	(0.43)	(0.40)	(0.41)
Net Asset Value, End of Period	$11.70	$11.34	$11.40	$11.28	$11.09
Total Return†	8.29%	3.85%	5.00%	5.43%	5.33%
Ratios/Supplemental Data
Net Assets End of Period (000)	$82,881	$86,010	$96,103	$100,947	$109,258
Ratio of Expenses to Average Net Assets	0.55%	0.55%	0.54%	0.57%	0.55%
Ratio of Net Investment Income to Average Net Assets	3.03%	3.17%	3.37%	3.60%	3.74%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.55%	0.55%	0.54%	0.62%	0.70%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.03%	3.17%	3.37%	3.55%	3.59%
Portfolio Turnover Rate	14%	14%	33%	11%	18%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

70

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

	Class I
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.32	$10.67	$10.50	$10.40	$10.28
Net Investment Income[1]	0.30	0.31	0.32	0.34	0.36
Realized and Unrealized Gain (Loss) on Investments	0.50	0.06	0.22	0.18	0.17
Total from Investment Operations	0.80	0.37	0.54	0.52	0.53
Payment by Affiliate[1]	—	—	—	—	—	**,2
Dividends from Net Investment Income	(0.30)	(0.31)	(0.32)	(0.34)	(0.36)
Distributions from Net Realized Gains	(0.17)	(0.41)	(0.05)	(0.08)	(0.05)
Total Distributions	(0.47)	(0.72)	(0.37)	(0.42)	(0.41)
Net Asset Value, End of Period	$10.65	$10.32	$10.67	$10.50	$10.40
Total Return†	7.91%	3.71%	5.26%	5.18%	5.23%
Ratios/Supplemental Data
Net Assets End of Period (000)	$27,933	$26,114	$28,931	$32,304	$34,317
Ratio of Expenses to Average Net Assets	0.61%	0.61%	0.59%	0.60%	0.57%
Ratio of Net Investment Income to Average Net Assets	2.85%	2.96%	3.03%	3.32%	3.48%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.61%	0.61%	0.59%	0.65%	0.72%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.85%	2.96%	3.03%	3.27%	3.33%
Portfolio Turnover Rate	21%	14%	55%	17%	25%

**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

TAX EXEMPT LIMITED MATURITY BOND FUND

	Class I
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.44	$10.39	$10.26	$10.07	$9.86
Net Investment Income[1]	0.19	0.20	0.23	0.27	0.32
Realized and Unrealized Gain (Loss) on Investments	0.20	0.05	0.13	0.19	0.21
Total from Investment Operations	0.39	0.25	0.36	0.46	0.53
Dividends from Net Investment Income	(0.19)	(0.20)	(0.23)	(0.27)	(0.32)
Distributions from Net Realized Gains	—	—	—	—	—
Total Distributions	(0.19)	(0.20)	(0.23)	(0.27)	(0.32)
Net Asset Value, End of Period	$10.64	$10.44	$10.39	$10.26	$10.07
Total Return†	3.78%	2.40%	3.53%	4.61%	5.41%
Ratios/Supplemental Data
Net Assets End of Period (000)	$140,442	$128,926	$119,047	$75,564	$61,947
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.52%	0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	1.81%	1.89%	2.21%	2.63%	3.15%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.53%	0.55%	0.71%	0.87%	0.90%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.81%	1.87%	2.02%	2.29%	2.78%
Portfolio Turnover Rate	19%	43%	79%	77%	120%

†  Total return excludes sales charge.

1  Per share data calculated using average shares outstanding method.

71

Investment Adviser

PNC Capital Advisors, LLC
One East Pratt Street, 5th Floor
Baltimore, Maryland 21202

Underwriter

PNC Funds Distributor, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600

For more information about the Funds, please ask for

Statement of Additional Information (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports

The Annual and Semi-Annual reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

To Obtain More Information:

By Internet:
pncfunds.com

By Telephone:

Call 1-800-622-FUND (3863)

By Mail:

PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520

PNC Funds' Investment Company Act
registration number is 811-4416

PNC FUNDS PROSPECTUS

CLASS A AND CLASS C SHARES

September 28, 2012

MONEY MARKET FUNDS
Government Money Market Fund	Class A PGAXX

Money Market Fund	Class A PEAXX	Class C PECXX

Ohio Municipal Money Market Fund	Class A POAXX

Pennsylvania Tax Exempt Money Market Fund	Class A PSAXX

Tax Exempt Money Market Fund	Class A PXAXX

Treasury Money Market Fund	Class A PRAXX

If you have any questions about any part of the prospectus or wish to obtain additional information about PNC Funds, please visit pncfunds.com or call 1-800-622-FUND (3863).

Not FDIC Insured — May Lose Value — No Bank Guarantee

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

Investment Adviser

PNC CAPITAL ADVISORS, LLC

MONEY MARKET FUNDS

PNC GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income consistent with stability of principal and liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the

value of your investment)

Management Fees	0.25%
Distribution (12b-1) Fees	0.03%[1]
Other Expenses	0.35%
Shareholder Servicing Fees	0.25%
Other	0.10%
Total Annual Fund Operating Expenses	0.63%

1  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$64	$217	$383	$864

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests 100% of its net assets plus any borrowings for investment purposes in short-term obligations issued or guaranteed by the U.S. government as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government. The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities. The Fund may also invest in repurchase agreements collateralized by obligations issued or guaranteed by the U.S. government as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

1

MONEY MARKET FUNDS

PNC GOVERNMENT MONEY MARKET FUND

PRINCIPAL RISKS

Counter-Party Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays, incur costs and/or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Money Market Fund Risk. A Fund's ability to maintain a $1.00 per share net asset value ("NAV") at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings. The Adviser and its affiliates are under no obligation to support the share price of the Fund. The failure of any money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. The Securities and Exchange Commission ("SEC") recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. Although these amendments are designed to reduce the risks associated with

2

MONEY MARKET FUNDS

PNC GOVERNMENT MONEY MARKET FUND

investments in money market funds, they also may reduce a money market fund's yield potential. The SEC or other regulatory authorities may adopt additional reforms to money market regulation, which reforms may impact the operations and performance of the Fund.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class A Shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/
Funds_Performance/Fund_Snapshot/FundID_343/
Overview.fs or by calling 1-800-622-FUND (3863). The Fund's 7-day yield as of December 31, 2011 was 0.01%.

Calendar Year Total Returns

Best Quarter	1.19%	(12/31/2006)
Worst Quarter	0.00%	(12/31/2011)

The Fund's year-to-date total return for Class A Shares through June 30, 2012 was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares	0.03%	1.34%	1.60%

INVESTMENT ADVISER

PNC Capital Advisors, LLC (the "Adviser") is the investment adviser to the Fund.

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the section entitled "Important Additional Information" on page 22 of this prospectus.

3

MONEY MARKET FUNDS

PNC MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income consistent with stability of principal and liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	1.00%[1]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the

value of your investment)

Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.03%[2]	0.75%
Other Expenses	0.35%	0.35%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.10%	0.10%
Total Annual Fund Operating Expenses	0.63%	1.35%

1  A contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$64	$217	$383	$864
Class C Shares	$237	$428	$739	$1624

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$137	$428	$739	$1624

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a variety of high quality, short-term U.S. dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. The Fund may invest in foreign obligations. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a debt rating in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by PNC Capital Advisors, LLC (the "Adviser") to be of comparable quality).

4

MONEY MARKET FUNDS

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The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by, but not limited to, cash, government obligations, eligible commercial paper or investment grade fixed income securities and issued by financial institutions such as banks and broker-dealers. Investment grade fixed income securities are securities rated in one of the four highest rating categories by at least one NRSRO, or if unrated, determined by the Adviser to be of comparable quality. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the highest rating category for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

PRINCIPAL RISKS

Counter-Party Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays, incur costs and/or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies, including foreign banks or foreign branches of U.S. banks, or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign issuers or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored

5

MONEY MARKET FUNDS

PNC MONEY MARKET FUND

enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Money Market Fund Risk. A Fund's ability to maintain a $1.00 per share net asset value ("NAV") at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings. The Adviser and its affiliates are under no obligation to support the share price of the Fund. The failure of any money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. The Securities and Exchange Commission ("SEC") recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. Although these amendments are designed to reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential. The SEC or other regulatory authorities may adopt additional reforms to money market regulation, which reforms may impact the operations and performance of the Fund.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the

6

MONEY MARKET FUNDS

PNC MONEY MARKET FUND

value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class A and Class C Shares. The returns in the table reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/
Funds_Performance/Fund_Snapshot/FundID_347/
Overview.fs or by calling 1-800-622-FUND (3863). The Fund's 7-day yield as of December 31, 2011 was 0.07%.

Calendar Year Total Returns

Best Quarter	1.20%	(12/31/2006)
Worst Quarter	0.01%	(9/30/2011)

The Fund's year-to-date total return for Class A Shares through June 30, 2012 was 0.02%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares	0.05%	1.43%	1.67%
	1 Year	5 Years	10 Years
Class C Shares	(0.95)%	1.14%	1.30%

INVESTMENT ADVISER

PNC Capital Advisors, LLC is the investment adviser to the Fund.

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the section entitled "Important Additional Information" on page 22 of this prospectus.

7

MONEY MARKET FUNDS

PNC OHIO MUNICIPAL MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from regular federal income tax and Ohio personal and corporate income tax, consistent with stability of principal and liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the

value of your investment)

Management Fees	0.20%
Distribution (12b-1) Fees	0.03%[1]
Other Expenses	0.37%
Shareholder Servicing Fees	0.25%
Other[2]	0.12%
Total Annual Fund Operating Expenses[2]	0.60%

1  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

2  "Other Expenses" include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%. "Acquired Fund" means any investment company in which the Fund invests or has invested during the period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$61	$207	$366	$828

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal and corporate income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Ohio municipal money market instruments"). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.

High quality money market instruments are securities that present minimal credit risks as determined by PNC Capital Advisors, LLC (the "Adviser") and generally include securities that are rated at the time of purchase by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain

8

MONEY MARKET FUNDS

PNC OHIO MUNICIPAL MONEY MARKET FUND

securities that are not so rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. Up to 20% of the Fund's assets may be invested in non-Ohio municipal money market instruments, the interest on which is subject to Ohio personal and corporate income tax and/or subject to federal income tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

PRINCIPAL RISKS

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Money Market Fund Risk. A Fund's ability to maintain a $1.00 per share net asset value ("NAV") at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings. The Adviser and its affiliates are under no obligation to support the share price of the Fund. The failure of any money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. The Securities and Exchange Commission ("SEC") recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements

9

MONEY MARKET FUNDS

PNC OHIO MUNICIPAL MONEY MARKET FUND

on money market funds. Although these amendments are designed to reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential. The SEC or other regulatory authorities may adopt additional reforms to money market regulation, which reforms may impact the operations and performance of the Fund.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Single State Risk. The Fund's focus on investments in securities of issuers located in a single state leaves the Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. Because the Fund invests primarily in securities issued by Ohio and its municipalities, events in Ohio are likely to affect the Fund's investments and its performance. As a result, the Fund is more vulnerable to unfavorable developments in Ohio than are funds that invest in municipal securities of multiple states.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class A Shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_353/Overview.fs or by calling 1-800-622-FUND (3863). The Fund's 7-day yield as of December 31, 2011 was 0.02%.

10

MONEY MARKET FUNDS

PNC OHIO MUNICIPAL MONEY MARKET FUND

Calendar Year Total Returns

Best Quarter	1.27%	(12/31/2011)
Worst Quarter	0.01%	(9/30/2011)

The Fund's year-to-date total return for Class A Shares through June 30, 2012 was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares	1.30%	1.31%	1.35%

INVESTMENT ADVISER

PNC Capital Advisors, LLC (the "Adviser") is the investment adviser to the Fund.

TAX INFORMATION

The Fund seeks to earn current income and pay dividends exempt from federal income tax and Ohio personal and corporate income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the section entitled "Important Additional Information" on page 22 of this prospectus.

11

MONEY MARKET FUNDS

PNC PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal and liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the

value of your investment)

Management Fees	0.20%
Distribution (12b-1) Fees	0.03%[1]
Other Expenses	0.40%
Shareholder Servicing Fees	0.25%
Other[2]	0.15%
Total Annual Fund Operating Expenses[2]	0.63%

1  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

2  "Other Expenses" include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%. "Acquired Fund" means any investment company in which the Fund invests or has invested during the period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$64	$217	$383	$864

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from federal income tax and Pennsylvania personal income tax ("Pennsylvania municipal money market instruments"). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by PNC Capital Advisors, LLC (the "Adviser") and generally include securities that are rated at the time of purchase by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain

12

MONEY MARKET FUNDS

PNC PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

securities that are not so rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, under normal circumstances, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax. The Fund may also invest in repurchase agreements collateralized by, but not limited to, cash, government securities, eligible commercial paper or investment grade fixed income obligations and issued by financial institutions such as banks or broker dealers. Investment grade fixed income securities are securities rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. Up to 20% of the Fund's assets may be invested in non-Pennsylvania municipal money market investments, the interest on which is subject to Pennsylvania personal and corporate income tax and/or subject to federal income tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

PRINCIPAL RISKS

Counter-party Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays, incur costs and/or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Money Market Fund Risk. A Fund's ability to maintain a $1.00 per share net asset value ("NAV") at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings. The Adviser and its affiliates are under no obligation to support the share price of the Fund.

13

MONEY MARKET FUNDS

PNC PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

The failure of any money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. The Securities and Exchange Commission ("SEC") recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. Although these amendments are designed to reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential. The SEC or other regulatory authorities may adopt additional reforms to money market regulation, which reforms may impact the operations and performance of the Fund.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Single State Risk. The Fund's focus on investments in securities of issuers located in a single state leaves the Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. Because the Fund invests primarily in securities issued by Pennsylvania and its municipalities, events in Pennsylvania are likely to affect the Fund's investments and its performance. As a result, the Fund is more vulnerable to unfavorable developments in Pennsylvania than are funds that invest in municipal securities of multiple states.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class A Shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained

14

MONEY MARKET FUNDS

PNC PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_356/Overview.fs or by calling 1-800-622-FUND (3863). The Fund's 7-day yield as of December 31, 2011 was 0.02%.

Calendar Year Total Returns

Best Quarter	0.81%	(9/30/2007)
Worst Quarter	0.01%	(9/30/2011)

The Fund's year-to-date total return for Class A Shares through June 30, 2012 was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares	0.10%	1.02%	1.20%

INVESTMENT ADVISER

PNC Capital Advisors, LLC is the investment adviser to the Fund.

TAX INFORMATION

The Fund seeks to earn current income and pay dividends exempt from federal income tax and Pennsylvania personal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the section entitled "Important Additional Information" on page 22 of this prospectus.

15

MONEY MARKET FUNDS

PNC TAX EXEMPT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current interest income exempt from federal income tax consistent with stability of principal and liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the

value of your investment)

Management Fees	0.20%
Distribution (12b-1) Fees	0.03%[1]
Other Expenses	0.35%
Shareholder Servicing Fees	0.25%
Other	0.10%
Total Annual Fund Operating Expenses	0.58%

1  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$59	$201	$355	$804

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes ("municipal money market instruments"). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments.

High quality money market instruments are securities that present minimal credit risks as determined by PNC Capital Advisors, LLC (the "Adviser") and generally include securities that are rated at the time of purchase by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, under normal circumstances, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

16

MONEY MARKET FUNDS

PNC TAX EXEMPT MONEY MARKET FUND

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

PRINCIPAL RISKS

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Money Market Fund Risk. A Fund's ability to maintain a $1.00 per share net asset value ("NAV") at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings. The Adviser and its affiliates are under no obligation to support the share price of the Fund. The failure of any money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. The Securities and Exchange Commission ("SEC") recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. Although these amendments are designed to reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential. The SEC or other regulatory authorities may adopt additional reforms to money market regulation, which reforms may impact the operations and performance of the Fund.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during

17

MONEY MARKET FUNDS

PNC TAX EXEMPT MONEY MARKET FUND

recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class A Shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_360/Overview.fs or by calling 1-800-622-FUND (3863). The Fund's 7-day yield as of December 31, 2011 was 0.02%.

Calendar Year Total Returns

Best Quarter	0.81%	(9/30/2007)
Worst Quarter	0.01%	(9/30/2011)

The Fund's year-to-date total return for Class A Shares through June 30, 2012 was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares	0.03%	1.03%	1.20%

INVESTMENT ADVISER

PNC Capital Advisors, LLC (the "Adviser") is the investment adviser to the Fund.

TAX INFORMATION

The Fund seeks to earn high current interest income and pay dividends exempt from federal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the section entitled "Important Additional Information" on page 22 of this prospectus.

18

MONEY MARKET FUNDS

PNC TREASURY MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income consistent with stability of principal and liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the

value of your investment)

Management Fees	0.25%
Distribution (12b-1) Fees	0.03%[1]
Other Expenses	0.36%
Shareholder Servicing Fees	0.25%
Other	0.11%
Total Annual Fund Operating Expenses	0.64%

1  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$65	$220	$388	$876

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

PRINCIPAL RISKS

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered,

19

MONEY MARKET FUNDS

PNC TREASURY MONEY MARKET FUND

the values of its debt securities or other instruments may fall.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Money Market Fund Risk. A Fund's ability to maintain a $1.00 per share net asset value ("NAV") at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings. The Adviser and its affiliates are under no obligation to support the share price of the Fund. The failure of any money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. The Securities and Exchange Commission ("SEC") recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. Although these amendments are designed to reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential. The SEC or other regulatory authorities may adopt additional reforms to money market regulation, which reforms may impact the operations and performance of the Fund.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class A Shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/
Funds_Performance/Fund_Snapshot/FundID_364/
Overview.fs or by calling 1-800-622-FUND (3863). The Fund's 7-day yield as of December 31, 2011 was 0.01%.

Calendar Year Total Returns

Best Quarter	1.11%	(12/31/2006)
Worst Quarter	0.00%	(12/31/2011)

The Fund's year-to-date total return for Class A Shares through June 30, 2012 was 0.01%.

20

MONEY MARKET FUNDS

PNC TREASURY MONEY MARKET FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares	0.01%	1.00%	1.34%

INVESTMENT ADVISER

PNC Capital Advisors, LLC (the "Adviser") is the investment adviser to the Fund.

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the section entitled "Important Additional Information" on page 22 of this prospectus.

21

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire or online on each day that the New York Stock Exchange is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the PNC Funds, you should contact the PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to the PNC Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•  In general, a Fund's minimum initial investment is $1,000 for Class A and Class C Shares; and

•  If purchasing Class A and Class C Shares through a Planned Investment Program ("PIP"), the initial minimum investment of $1,000 is waived as long as the minimum systematic purchase is $50.

Minimum Subsequent Investments:

•  There is no minimum subsequent investment amount, unless shares are purchased through a PIP; and

•  Shares purchased through a PIP have a $50 minimum subsequent investment requirement.

A Fund's initial and subsequent investment minimums may be reduced or waived in some cases.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

22

DETAILS ABOUT THE FUNDS

More Information About Investment Objectives and Principal Investment Strategies

PNC Funds were formerly known as "Allegiant Funds." Each Fund has its own investment objective and strategies for reaching that objective as discussed in the Summary Sections of this prospectus. The investment objective of each Fund may be changed at any time without a shareholder vote. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

This section provides additional information about the principal investment strategies utilized by the Funds. Each Fund may hold cash pending investment and may invest up to 100% of its assets in cash and/or short term obligations issued or guaranteed by the U.S. government, including, but not limited to, Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government for temporary defensive purposes. These investments may prevent a Fund from meeting its investment objective.

Additionally, pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs in shares of the money market funds offered by PNC Funds and the PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

PNC Government Money Market Fund

The Fund seeks to provide high current income consistent with stability of principal and liquidity. The Fund's investment objective may be changed without shareholder approval.

Under normal circumstances, the Fund invests 100% of its net assets plus any borrowings for investment purposes in short-term obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Federal Farm Credit Bank ("FFCB"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"). The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities. The Fund may also invest in repurchase agreements collateralized by obligations issued or guaranteed by the U.S. government as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government.

PNC Money Market Fund

The Fund seeks to provide high current income consistent with stability of principal and liquidity. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in a variety of high quality, short-term U.S. dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. The Fund may invest in foreign obligations. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a debt rating in the highest short-term rating category by at least two NRSROs or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

23

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by, but not limited to, cash, government obligations, eligible commercial paper or investment grade fixed income securities and issued by financial institutions such as banks and broker-dealers. Investment grade fixed income securities are securities rated in one of the four highest rating categories by at least one NRSRO, or if unrated, determined by the Adviser to be of comparable quality. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the highest rating category for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

PNC Ohio Municipal Money Market Fund

The Fund seeks to provide current income exempt from regular federal income tax and Ohio personal and corporate income tax, consistent with stability of principal and liquidity. The Fund's investment objective may be changed without shareholder approval.

The Fund invests primarily in high quality, short-term Ohio municipal money market instruments. However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. Up to 20% of the Fund's assets may be invested in non-Ohio municipal money market instruments, the interest on which is subject to Ohio personal and corporate income tax and/or subject to federal income tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

PNC Pennsylvania Tax Exempt Money Market Fund

The Fund seeks to provide current income exempt from federal income tax and Pennsylvania personal income tax, consistent with stability of principal and liquidity. The Fund's investment objective may be changed without shareholder approval.

The Fund invests primarily in high quality, short-term Pennsylvania municipal money market instruments. However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated

24

but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. The Fund may invest in repurchase agreements collateralized by, but not limited to, cash, government securities, eligible commercial paper or investment grade fixed income obligations and issued by financial institutions such as banks or broker dealers. Investment grade fixed income securities are securities rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. Up to 20% of the Fund's assets may be invested in non-Pennsylvania municipal money market investments, the interest on which is subject to Pennsylvania personal and corporate income tax and/or subject to federal income tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

PNC Tax Exempt Money Market Fund

The Fund seeks to provide high current interest income exempt from federal income tax consistent with stability of principal and liquidity. The Fund's investment objective may be changed without shareholder approval.

The Fund invests primarily in high quality, short-term municipal money market instruments. However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, under normal circumstances, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

PNC Treasury Money Market Fund

The Fund seeks to provide high current income consistent with stability of principal and liquidity. The Fund's investment objective may be changed without shareholder approval.

Under normal circumstances, the Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

25

MORE INFORMATION ABOUT PRINCIPAL RISKS

This section provides additional information about the principal risks of investing in the Funds.

	Counter- Party Risk	Credit Risk	Foreign (Non-U.S.) Investment Risk	Government Securities Risk	Interest Rate Risk	Money Market Fund Risk	Municipal Obligations Risk	Single State Risk	Tax Risk
Money Market Funds

Government Money Market Fund	■	■		■	■	■

Money Market Fund	■	■	■	■	■	■	■

Ohio Municipal Money Market Fund		■			■	■	■	■	■

Pennsylvania Tax Exempt Money Market Fund	■	■			■	■	■	■	■

Tax Exempt Money Market Fund		■			■	■	■		■

Treasury Money Market Fund		■			■	■

Counter-Party Risk. Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. If the seller defaults or otherwise becomes unable to honor a financial obligation, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral. Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to a Fund. If an issuer cannot or will not meet its payment obligations, or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

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Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies, including foreign banks or foreign branches of U.S. banks, or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value ("NAV"), to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding or other taxes against dividend and interest income or capital gains realized with respect to foreign securities. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce a Fund's yield on such securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. The dividend yield paid by the Funds will vary with, among other things, changes in short-term interest rates. The Funds' yields could decline due to falling interest rates.

Money Market Fund Risk. A Fund's ability to maintain a $1.00 per share net asset value ("NAV") at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings. The Adviser and its affiliates are under no obligation to support the share price of the Funds. The failure of any money market fund to

27

maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. The Securities and Exchange Commission ("SEC") recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. Although these amendments are designed to reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential. The SEC or other regulatory authorities may adopt additional reforms to money market regulation, which reforms may impact the operations and performance of the Fund.

Municipal Obligations Risk. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes. There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund's portfolio manager(s). Certain municipal securities are general obligations of a state or other government entity supported by its taxing powers. These general obligations are typically payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other government entities. Other municipal securities are special revenue obligations, which are payable from revenue earned by a particular project or other revenue source. Investors can look only to the revenue generated by the project or the operator of the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue. A Fund may make significant investments in a single issue or a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund's shares to change more than the value of shares of funds that invest more broadly.

The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers, including political or fiscal events, legislative changes, and the enforceability of rights of municipal bond holders. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality's debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund's investments.

The values of municipal securities can be affected more by supply and demand factors or the creditworthiness of the issuer than other fixed income securities. In addition, the municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt. If those requirements are not met, the interest received and distributed to shareholders by a Fund may be taxable. In addition, changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Certain municipal securities may be or become highly illiquid, making them difficult to value or dispose of at favorable prices. Illiquidity may be exacerbated from time to time by market or economic events. When a Fund invests a portion of its assets in bonds that are insured by private insurers, the credit standing of such a bond and/or its price will likely be

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affected by the credit standing of its insurer and the issuer's ability or perceived ability to meet its obligations.

Single State Risk. A Fund's focus on investments in securities of issuers located in Ohio (in the case of the Ohio Municipal Money Market Fund) and Pennsylvania (in the case of the Pennsylvania Tax Exempt Money Market Fund) leaves each Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Distributions of income and gains arising from a Fund's use of derivatives will be subject to applicable federal, state, and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal alternative income tax purposes.

Disclosure of Portfolio Holdings

Each Fund publishes on the Funds' website (pncfunds.com) and files with the SEC its complete portfolio holdings monthly. The publication and filing is subject to a five business day lag and will provide portfolio holdings as of the last business day of the previous month. Additionally, the Funds are required to file a quarterly portfolio holdings report with the SEC on Form N-CSR and Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Statement of Additional Information, which is available, free of charge, on the Funds' website (pncfunds.com).

INVESTMENT ADVISER AND INVESTMENT TEAMS

PNC Capital Advisors, LLC ("PNC Capital" or the "Adviser") is the investment adviser to the Funds located at One East Pratt Street – 5th Floor, Baltimore, MD 21202. As of June 30, 2012, the Adviser had approximately $33.7 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of PNC Funds (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the management fees (after all fee waivers and expense reimbursements) the Adviser received for each Fund for the fiscal year ended May 31, 2012 and each Fund's contractual management fee. Fees are stated as a percentage of net assets for the fiscal year ended May 31, 2012.

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	Government Money Market Fund	Money Market Fund	Ohio Municipal Money Market Fund	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund
Management Fees Paid After the Adviser's Voluntary Fee Waivers	0.02%	0.04%	0.05%	0.00%	0.02%	0.00%
Contractual Management Fee	0.25%	0.25%	0.20%	0.20%	0.20%	0.25%

Voluntary Fee Waivers

The "Total Annual Fund Operating Expenses" in the Funds' Fees and Expenses tables do not reflect voluntary fee waivers and expense reimbursements undertaken by the Adviser. The Adviser has voluntarily agreed to waive advisory fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield for each of the Funds. These voluntary fee waivers and expense reimbursements may be changed or terminated by the Adviser at any time.

After giving effect to these voluntary waivers, expense reimbursements or suspensions noted above, "Total Annual Fund Operating Expenses" during the fiscal year ended May 31, 2012 were lower than the "Total Annual Fund Operating Expenses" in the Funds' Fees and Expenses tables, as shown below:

	Government Money Market Fund	Money Market Fund		Ohio Municipal Money Market Fund	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund
	Class A	Class A	Class C	Class A	Class A	Class A	Class A
Total Annual Fund Operating Expenses	0.12%	0.14%	0.14%	0.16%	0.14%	0.12%	0.04%

A discussion regarding the basis for the Board's approval of the investment advisory agreement is available in the semi-annual report to shareholders for the period ended November 30, 2011.

Manager of Managers Structure

The Funds have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Funds' Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination or replacement. The Adviser may, in the future, recommend to the Funds' Board the establishment of the Manager of Managers Structure for any of the Funds. Shareholders will be notified of any changes made to sub-advisers within 90 days of the change. Currently, the Funds do not operate under a Manager of Managers structure.

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PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange and redeem Class A Shares and Class C Shares of the Funds. The Funds may accept or reject any purchase order.

Class A Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to invest, and whether you plan to make additional investments.

Class A Shares

•  No front-end sales charge

•  12b-1 fees up to 0.10% of net assets

•  Shareholder servicing fees up to 0.25% of net assets

•  $1,000 minimum initial investment – no subsequent minimum investment

•  Does not convert to any other share class

•  $50 minimum monthly investment through Planned Investment Program

Class C Shares:

•  Exchange only from a PNC Funds non-money market fund or arrange for a Systematic Exchange Program (or initial purchase through retirement plans)

•  No front-end sales charge

•  Contingent deferred sales charge (back-end sales charge if you redeem within 18 months of initial purchase)(not applicable to initial purchases by retirement plans)

•  12b-1 fees up to 0.75% of net assets

•  Shareholder servicing fees up to 0.25% of net assets

•  $1,000 minimum initial investment – no subsequent minimum investment

•  Does not convert to any other share class

•  $50 minimum monthly investment through Planned Investment Program

For investors purchasing Class A or Class C Shares through a Planned Investment Program, the minimum initial investment is $50. See the section entitled "Planned Investment Program" on page 33 in this prospectus. For information on how to open an account and set up procedures for placing transactions, call 1-800-622-FUND (3863).

Class C Shares of the PNC Money Market Fund are also available via an exchange from Class C Shares of another Fund of PNC Funds. You may purchase Class C Shares of the PNC Money Market Fund as part of your initial investment only through a retirement plan or if you are participating in a Systematic Exchange Program (see page 34).

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services, including 12b-1 fees. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments

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at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by the Board, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

How to Purchase and Exchange Fund Shares

New Account Set Up	Adding to an Existing Account
Online pncfunds.com	• Visit our site and click on "Account Access" to submit an online application. Or log on to our on-line Forms Center to print an application and mail to the address below.
• Unless you arrange to pay by wire or Automated Clearing House ("ACH"), write your check, payable in U.S. dollars, to "PNC Funds (Fund name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).	• You may place your purchase order on our website using your established banking instructions for payment. To authorize this service, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Mail	• Complete and sign an application. Applications may be requested by calling 1-800-622-FUND (3863) and are also available at pncfunds.com.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the completed and signed account application and your check to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722	• Provide purchase instructions with the fund name, share class, your account number and account registration information.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the instructions and the check to one of the two mailing addresses provided.

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How to Purchase and Exchange Fund Shares (continued)

New Account Set Up	Adding to an Existing Account
By Telephone with Wire Transfer	• Call Investor Services at 1-800-622-FUND (3863) to set up an account number and to receive a wire control number to be included in the body of the wire.
• Ask your bank to immediately transmit available funds by wire. Your bank may charge you a wiring fee for this service.
• Wiring instructions are as follows:
Bank of New York Mellon
ABA # 011001234
Credit: 0000735906
BNY Mellon Investment Servicing (US) Inc.
as Agent for PNC Funds
Further credit: Beneficiary Name
Beneficiary Fund/Account Number
• Complete and sign the account application and mail to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.	• If you previously selected the telephone purchases option for your account, call Investor Services at 1-800-622-FUND (3863) to purchase additional shares.
• If your bank account information is on file, you can request purchases through federal funds wire or electronic transfer through the ACH.
• To add telephone purchases option to your account, please complete an Account Maintenance Form or call Investor Services.
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Planned Investment Program (systematic investing)	• With a $50 minimum initial investment, you may purchase Class A or Class C Shares automatically through regular deductions from your regular checking or savings bank account in amounts of at least $50 per month per account.
• You may arrange for participation in this program when a new account is established.	• With current bank account information on your account, participation in the program can be arranged via the Internet or by calling 1-800-622-FUND (3863).
• For existing accounts, without bank account information, participation can be arranged by completing an Account Maintenance Form with banking information. This form must include a signature guarantee by a bank or other financial institution.

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How to Purchase and Exchange Fund Shares (continued)

New Account Set Up	Adding to an Existing Account
By Exchange	• You may exchange your shares of a Fund for the same class of shares of another PNC Fund.
• Call with your account name, number, and amount of exchange into an existing account (minimum amount is $1,000).
• You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.	• If you previously selected the telephone exchange option for your account, call our Investor Services at 1-800-622-FUND (3863) to exchange your shares.
• To authorize exchanges to your account, please complete an Account Maintenance Form or call Investor Services.

Systematic Exchange Program

•  You may exchange shares of a PNC Fund for any other PNC Fund of the same class automatically, at periodic intervals. If you would like to enter a program concerning Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

•  You may arrange for participation in this program via the Internet at pncfunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

Financial Intermediary

•  Contact your financial consultant, financial intermediary or institution to transact purchases or redemptions of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds' transfer agent on time as further described under "General Information Regarding Purchases and Redemptions."

•  PNC Funds may authorize certain financial intermediaries to receive, on behalf of PNC Funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, solely for purposes of determining the applicable NAV for an order, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day (as defined below) and subsequently communicated properly to the Fund, and the order will be priced at the Fund's NAV per share next determined after such receipt by the financial intermediary, adjusted for any applicable sales charge.

•  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

Note: If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares.

How We Calculate the NAV

The NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating the NAV, for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in the Statement of Additional Information. If this method is determined to be unreliable during certain market

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conditions or for other reasons by the Adviser, a Fund will value its portfolio at market price or fair value prices determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

General Information Regarding Purchases and Redemptions

Shares cannot be purchased, redeemed or exchanged on days when the Federal Reserve is closed, but otherwise you may purchase, redeem or exchange shares on any day that the New York Stock Exchange ("NYSE") is open for business ("Business Day").

PNC Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the same Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form. In order for you to receive the next calculated NAV, your authorized financial intermediary, if any, must receive your redemption request in good order before the times given below and the authorized financial intermediary must subsequently communicate the request properly to the Fund. Good order means, among other things, that your request includes complete information. NAV is not calculated on holidays when the NYSE is closed for trading or when the Federal Reserve is closed. The Funds may close early on Business Days that the Securities Industry and Financial Markets Association recommends that the bond market close early. For a Fund that strikes an NAV more than once daily, your order must be communicated by you or your financial intermediary to the Fund's transfer agent before the earliest deadline shown below in order for you to begin accruing dividends the same Business Day. A Fund's NAV is calculated and dividends begin to accrue as shown in the table below.

	Time of NAV Calculation	Deadline for Submitting Orders	Dividends begin to accrue
Money Market Fund Government Money Market Fund	Once daily 4:00 p.m. Eastern time (or close of trading on the NYSE)	3:30 p.m. Eastern time*	Same Business Day

Ohio Municipal Money Market Fund Pennsylvania Tax Exempt Money Market Fund Tax Exempt Money Market Fund Treasury Money Market Fund	Twice daily 1:00 p.m. Eastern time and 4:00 p.m. Eastern time (or close of trading on the NYSE)	11:45 a.m. Eastern time* 4:00 p.m. Eastern time (or close of trading on the NYSE)	Same Business Day Next Business Day

*  Your order must be communicated by you or your financial intermediary to the Fund's transfer agent by this time for you to begin accruing dividends the same Business Day.

General Information Regarding Short-Term Trading

The PNC Funds that operate as money market funds generally do not seek to detect short-term trading, but reserve the right to do so when the Board deems appropriate.

Short-term trading in other PNC Funds creates transaction costs that are borne by all shareholders in those Funds and disrupts the orderly management of the Funds' portfolio investments. The Board has adopted procedures that impose limits on such

35

exchanges to discourage excessive short-term trading by shareholders.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

If you are exchanging into or out of a PNC Funds non-money market fund, the general trading limits on those Funds limit shareholders to no more than one "round trip" transaction – a fund purchase followed shortly by a corresponding sale (redemption or exchange) – during a 60-day period. Please refer to the prospectus for the relevant fund for more information on PNC Funds' short-term trading policies and procedures for those funds.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' written notice before any material change to the exchange privilege is made.

Class A Shares

You may exchange Class A Shares of any PNC Fund for Class A Shares of any other PNC Fund. If you exchange shares that you purchased without a sales charge into a PNC Fund with a sales charge, that exchange is subject to the sales charge applicable to the new Fund. If you exchange shares into a PNC Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

Class C Shares

You may exchange Class C Shares of any PNC Fund for Class C Shares of any other PNC Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

Sales Charges

Contingent Deferred Sales Charges

Class C Shares of the PNC Money Market Fund are available only through an exchange from a non-money market fund offered by PNC Funds or when participating in the Systematic Exchange Program (or for purchases by retirement plans). You do not pay a sales charge when you purchase Class C Shares of the PNC Money Market Fund in an exchange. The offering price of Class C Shares is simply the next calculated NAV. But if you redeem your Class C Shares (other than those purchased through a retirement plan) within 18 months after your purchase, you will pay a contingent deferred sales charge of 1.00% for Class C Shares on either (1) the NAV of the shares at the time of purchase, or (2) the NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request.

The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of the same Class of Shares of another PNC Fund. There is no conversion feature for Class C Shares.

When an investor redeems shares, they are redeemed first from those shares that are not subject to the contingent deferred sales charge (i.e., shares that were acquired through reinvestment of dividends or capital

36

gain distributions) and thereafter, unless otherwise designated by the shareholder, from the shares that have been held the longest.

The contingent deferred sales charge will be waived if you redeem your Class C Shares for the following reasons:

•  redemptions following the death or disability of a shareholder;

•  redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

•  minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

•  redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

•  redemptions by a settlor of a living trust;

•  redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

•  return of excess contributions;

•  redemptions following the death or disability of both shareholders in the case of joint accounts;

•  exchanges of Class C Shares for Class C Shares of another PNC Fund;

•  distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

•  exchange of Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

•  redemptions by participants in a qualified plan who transfer funds from a PNC Fund to a non-PNC Fund available through the plan.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

For more information on sales charges, please visit PNC Funds' website at pncfunds.com. The website includes information on sales charges, free of charge and in a clear and prominent format.

How to Redeem Your Fund Shares

Shareholders may redeem shares by following the procedures described below. For information about the deadlines to receive the next calculated NAV and dividend accrual, please see "General Information Regarding Purchases and Redemptions."

Online pncfunds.com	The minimum amount for Internet redemptions is $100. You may also arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize a Systematic Withdrawal Plan, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

37

How to Redeem Your Fund Shares (continued)

By Telephone 1-800-622-FUND (3863)	Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

By Mail	Provide redemption instructions with your name, fund name, share class, your account number and the amount you would like to sell in dollars or shares. These instructions must be signed by each owner of the account or authorized signatory.
Mail the instructions to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722

Systematic Withdrawal Plan	If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class C Shares, as long as the annual amounts withdrawn do not exceed 10% of the account. The proceeds of each withdrawal will be mailed to you by check or via electronic transfer to your bank checking or savings account. Participation in this program can be arranged when completing an account application or an Account Maintenance Form, available on pncfunds.com, or by calling 1-800-622-FUND (3863).

Financial Intermediary	Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Funds.

Signature Guarantee

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution.

38

Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

Receiving Your Money

If you would like the proceeds of your redemption to be sent to an address, or made payable to a payee which is different from the address or payee information we have on record, or if you wish to redeem $100,000 or more of your shares, please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your financial intermediary may charge a fee.

If you recently purchased your shares by check or through ACH such that funds are not immediately available, redemption proceeds or dividend accruals may not be available until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase). If you recently changed your address, you will not be able to redeem your shares within 30 days after the change without a signature guarantee.

Involuntary Redemption of Your Shares

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will give you or your financial intermediary at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Redeem Your Shares

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a)  trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  upon providing prior notification to the SEC, the Board determines that a PNC Money Market Fund's shareholders may suffer material dilution or other unfair results and decides to liquidate the Fund;

(d)  the SEC has by order permitted a Fund's suspension or postponement of redemptions;

(e)  an emergency exists, as determined by the SEC, as a result of which: (i) disposal by any of the PNC Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for any of the PNC Funds to determine the fair market value of its net assets; or

(f)  permitted by applicable law.

Telephone and Internet Transactions

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be

39

genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss.

Customer Identification Program

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Each Fund has adopted a distribution plan with respect to Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), that allows each Fund to pay distribution fees for the sale and distribution of its shares.

The Money Market Fund has adopted a separate distribution plan with respect to Class C Shares, pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.

Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. The Board of Trustees has approved a contractual commitment whereby actual distribution fees for Class A Shares are limited to no more than 0.03% with respect to each Fund. The Money Market Fund is permitted to pay up to 0.75% as a percentage of average daily net assets for distribution fees on Class C Shares. This commitment continues through September 30, 2013, at which time the Board will determine whether to renew, revise or discontinue it.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A or Class C Shares for these shareholder services.

The Funds suspended payment of shareholder servicing fees effective January 1, 2010. This suspension is voluntary and may be lifted at any time.

From time to time, financial intermediaries or their representatives may receive cash or non-cash compensation in the form of occasional gifts, occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

Each Fund accrues its net investment income daily and distributes it monthly. Each Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

40

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain United States federal income tax considerations generally applicable to investments in the Funds under current law, which is subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Each Fund intends to qualify and be treated each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

Federal Taxes

Each Fund intends to distribute each year all or substantially all of its net investment income and capital gains, if any. Fund distributions of investment income (other than exempt-interest dividends discussed below) and gains from the sale of investments that the Fund owned for one year or less will generally be taxable to you as ordinary income. See the Statement of Additional Information for additional information regarding distributions of capital gains. You will be subject to income tax on Fund distributions in the manner described herein, regardless of whether they are paid in cash or reinvested in additional shares.

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the "net investment income" of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends (described below), and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Tax Exempt Money Market Funds

The Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, exempt-interest dividends may be subject to state and local taxes. In addition, distributions that are derived from investments the income from which is not exempt from federal income tax and distributions of capital gains, if any, will be taxable to you, as described above. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes. You should consult your tax advisors regarding these matters.

41

Backup Withholding

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable distributions or gross proceeds realized upon the redemption of Fund shares payable to shareholders who fail to provide to the Fund a correct tax payer identification number in the manner required, who have under-reported dividend or interest income, or, or who fail to certify to the Fund that they are not subject to backup withholding. Under current law, the backup withholding rate is 28% for amounts paid through 2012 and will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

IRAs and Other Tax-Advantaged Accounts

Fund distributions on, and sales, exchanges and redemptions of, shares held through a tax-advantaged retirement account, such as an IRA or other tax-qualified plan, will not be currently taxable. Special tax rules apply to investments through such accounts. You should consult your tax advisor regarding the tax treatment of distributions from such a tax-advantaged account.

U.S. Federal Tax Treatment of Foreign Shareholders

Investors that are not U.S. citizens or residents should consult their own tax advisors regarding the U.S. and non-U.S. tax consequences of an investment in a Fund.

State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. It is anticipated that a significant percentage of the distributions by the Government Money Market Fund and the Treasury Money Market Fund each year will be attributable to interest on U.S. government securities, but there is no assurance that this will be the case inasmuch as some categories of securities in which the Government Money Market Fund invests do not qualify as U.S. government securities for these tax purposes. The Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes.

You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is in the Statement of Additional Information.

42

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares and Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2012 and is incorporated by reference into the Statement of Additional Information.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

GOVERNMENT MONEY MARKET FUND

	Class A
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Net Investment Income†	— *	— *	— *	0.01	0.04
Realized and Unrealized Gain (Loss) on Investments	—	— *	—	— *	—	*
Total from Investment Operations	—	—	—	0.01	0.04
Payment by Affiliate†	—	—	—	—	—	*,2
Dividends from Net Investment Income	— *	— *	— *	(0.01)	(0.04)
Distributions from Net Realized Gains	—	—	—	—	—
Total Distributions	—	—	—	(0.01)	(0.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.02%	0.05%	0.05%	0.98%	3.71%
Ratios/Supplemental Data
Net Assets End of Period (000)	$109,523	$153,670	$255,430	$329,859	$406,570
Ratio of Expenses to Average Net Assets[1]	0.12%	0.16%	0.22%	0.59%	0.61%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.05%	0.05%	0.97%	3.48%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.35%	0.35%	0.52%	0.66%	0.66%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.22)%	(0.14)%	(0.25)%	0.90%	3.43%

*  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

1  The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the "Funds") approved the participation by each of the Funds in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

43

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

MONEY MARKET FUND

	Class A							Class C
	2012	2011	2010	2009		2008		2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00
Net Investment Income†	— *	— *	— *	0.01		0.04		— *	— *	— *	0.01		0.03
Realized and Unrealized Gain (Loss) on Investments	— *	— *	— *	—	*	—	*	— *	— *	— *	—	*	—	*
Total from Investment Operations	—	—	—	0.01		0.04		—	—	—	0.01		0.03
Payment by Affiliate†	—	—	—	—	*,2	—	*,3	—	—	—	—	*,2	—	*,3
Dividends from Net Investment Income	— *	— *	— *	(0.01)		(0.04)		— *	— *	— *	(0.01)		(0.03)
Distributions from Net Realized Gains	—	—	—	—		—		—	—	—	—		—
Total Distributions	—	—	—	(0.01)		(0.04)		—	—	—	(0.01)		(0.03)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00
Total Return	0.05%	0.06%	0.05%	1.08%		3.97%		0.05%	0.06%	0.06%	0.70%		3.22%
Ratios/Supplemental Data
Net Assets End of Period (000)	$380,226	$457,216	$526,326	$599,885		$885,276		$78	$130	$173	$189		$108
Ratio of Expenses to Average Net Assets[1]	0.14%	0.21%	0.25%	0.58%		0.61%		0.14%	0.21%	0.25%	0.93%		1.35%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.05%	0.05%	1.20%		3.86%		0.05%	0.05%	0.06%	0.72%		3.12%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.35%	0.34%	0.51%	0.67%		0.66%		0.35%	0.34%	1.27%	1.39%		1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.16)%	(0.08)%	(0.21)%	1.11%		3.81%		(0.16)%	(0.08)%	(0.96)%	0.26%		3.07%

*  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

1  The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the "Funds") approved the participation by each of the Funds in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

2  A capital infusion in April 2009 resulted in $0.001 effect to the net asset value per share of Class A and Class C, and had no effect on the total returns of the Fund. See Note 9 in Notes to Financial Statements.

3  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

44

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

OHIO MUNICIPAL MONEY MARKET FUND

	Class A
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Net Investment Income†	0.01	— *	— *	0.01	0.03
Realized and Unrealized Gain (Loss) on Investments	—	— *	—	—	—
Total from Investment Operations	0.01	—	—	0.01	0.03
Payment by Affiliate†	—	—	—	—	—	*,1
Dividends from Net Investment Income	(0.01)	— *	— *	(0.01)	(0.03)
Distributions from Net Realized Gains	—	—	—	—	—
Total Distributions	(0.01)	—	—	(0.01)	(0.03)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	1.29%[2]	0.07%	0.10%	1.04%	2.75%
Ratios/Supplemental Data
Net Assets End of Period (000)	$1,846	$2,948	$14,807	$73,265	$113,432
Ratio of Expenses to Average Net Assets[3]	(0.59)%[2]	0.26%	0.32%	0.50%	0.52%
Ratio of Net Investment Income to Average Net Assets	0.78%[2]	0.08%	0.11%	1.08%	2.67%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.32%	0.31%	0.53%	0.60%	0.57%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.13)%	0.03%	0.10%	0.98%	2.62%

*  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

1  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

2  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.76% impact to Class A ratios. Excluding this item, the total return would have been 0.02%, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

3  The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the "Funds") approved the participation by each of the Funds in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

45

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

	Class A
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00	$1.00	$1.00
Net Investment Income†	— *	—	*	— *	0.01	0.03
Realized and Unrealized Gain (Loss) on Investments	—	—		—	—	—
Total from Investment Operations	—	—		—	0.01	0.03
Payment by Affiliate†	—	—	*,2	—	—	—	*,3
Dividends from Net Investment Income	— *	—	*	— *	(0.01)	(0.03)
Distributions from Net Realized Gains	— *	—		—	—	—
Total Distributions	—	—		—	(0.01)	(0.03)
Net Asset Value, End of Period	$1.00	$1.00		$1.00	$1.00	$1.00
Total Return	0.09%	0.04%		0.06%	0.96%	2.67%
Ratios/Supplemental Data
Net Assets End of Period (000)	$8,751	$10,372		$12,697	$42,519	$73,920
Ratio of Expenses to Average Net Assets[1]	0.14%	0.19%		0.29%	0.52%	0.52%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.04%		0.05%	1.11%	2.55%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.34%	0.34%		0.54%	0.62%	0.57%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.18)%	(0.11)%		(0.20)%	1.01%	2.50%

*  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

1  The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the "Funds") approved the participation by each of the Funds in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

2  A capital infusion in November 2010 resulted in $0.0006 effect to the net asset value per share of Class A and had no effect on the total returns of the Fund. See Note 9 in Notes to Financial Statements.

3  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

46

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

TAX EXEMPT MONEY MARKET FUND

	Class A
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Net Investment Income†	— *	— *	— *	0.01	0.03
Realized and Unrealized Gain (Loss) on Investments	—	— *	— *	—	—
Total from Investment Operations	—	—	—	0.01	0.03
Payment by Affiliate†	—	—	—	—	—	*,1
Dividends from Net Investment Income	— *	— *	— *	(0.01)	(0.03)
Distributions from Net Realized Gains	—	—	—	—	—
Total Distributions	—	—	—	(0.01)	(0.03)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.03%	0.04%	0.09%	1.01%	2.72%
Ratios/Supplemental Data
Net Assets End of Period (000)	$37,249	$32,775	$69,132	$189,949	$174,190
Ratio of Expenses to Average Net Assets[2]	0.11%[3]	0.23%	0.26%	0.50%	0.51%
Ratio of Net Investment Income to Average Net Assets	0.03%[3]	0.03%	0.09%	0.97%	2.64%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.30%	0.30%	0.51%	0.60%	0.56%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.16)%	(0.04)%	(0.16)%	0.87%	2.59%

*  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

1  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

2  The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the "Funds") approved the participation by each of the Funds in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

3  During the year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which had no impact to Class A ratios. See Note 4 in Notes to Financial Statements.

47

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

TREASURY MONEY MARKET FUND

	Class A
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00	$1.00	$1.00
Net Investment Income†	— *	—	*	— *	—	0.02
Realized and Unrealized Gain (Loss) on Investments	— *	—	*	— *	— *	0.01
Total from Investment Operations	—	—		—	—	0.03
Payment by Affiliate†	—	—	*,2	—	—	—	*,1
Dividends from Net Investment Income	— *	—	*	— *	—	(0.03)
Distributions from Net Realized Gains	—	—		—	—	—
Total Distributions	—	—		—	—	(0.03)
Net Asset Value, End of Period	$1.00	$1.00		$1.00	$1.00	$1.00
Total Return	0.01%	0.01%		0.02%	0.40%	2.79%
Ratios/Supplemental Data
Net Assets End of Period (000)	$83,704	$93,457		$94,755	$191,117	$81,033
Ratio of Expenses to Average Net Assets	0.04%	0.12%		0.13%	0.46%	0.62%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.01%		0.01%	0.29%	2.44%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.36%	0.35%		0.52%	0.63%	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.31)%	(0.22)%		(0.38)%	0.12%	2.39%

*  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

1  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

2  A capital infusion in November 2010 resulted in $0.0003 effect to the net asset value per share of Class A and had no effect on the total returns of the Fund.

48

Investment Adviser

PNC Capital Advisors, LLC
One East Pratt Street, 5th Floor
Baltimore, Maryland 21202

Underwriter

PNC Funds Distributor, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600

For more information about the Funds, please ask for:

Statement of Additional Information (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports

The Annual and Semi-Annual reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

To Obtain More Information:

By Internet:

pncfunds.com

By Telephone:

Call 1-800-622-FUND (3863)

By Mail:

PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520

PNC Funds' Investment Company Act
registration number is 811-4416

PNC FUNDS PROSPECTUS

Class I and Class T Shares

September 28, 2012

MONEY MARKET FUNDS
Government Money Market Fund	Class I PKIXX

Money Market Fund	Class I PCIXX

Ohio Municipal Money Market Fund	Class I PYIXX	Class T POTXX

Pennsylvania Tax Exempt Money Market Fund	Class I PFIXX	Class T PPTXX

Tax Exempt Money Market Fund	Class I PXIXX	Class T PXTXX

Treasury Money Market Fund	Class I PDIXX

If you have any questions about any part of the prospectus or wish to obtain additional information about PNC Funds, please visit pncfunds.com or call 1-800-622-FUND (3863).

Not FDIC Insured — May Lose Value — No Bank Guarantee

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

Investment Adviser

PNC CAPITAL ADVISORS, LLC

MONEY MARKET FUNDS

PNC GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income consistent with stability of principal and liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the

value of your investment)

Class I
Management Fees	0.25%
Distribution (12b-1) Fees	None
Other Expenses	0.10%
Shareholder Servicing Fees	None
Other	0.10%
Total Annual Fund Operating Expenses	0.35%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$36	$113	$197	$443

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests 100% of its net assets plus any borrowings for investment purposes in short-term obligations issued or guaranteed by the U.S. government as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government. The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities. The Fund may also invest in repurchase agreements collateralized by obligations issued or guaranteed by the U.S. government as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

PRINCIPAL RISKS

Counter-Party Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays, incur costs and/or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal

1

MONEY MARKET FUNDS

PNC GOVERNMENT MONEY MARKET FUND

National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Money Market Fund Risk. A Fund's ability to maintain a $1.00 per share net asset value ("NAV") at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings. The Adviser and its affiliates are under no obligation to support the share price of the Fund. The failure of any money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. The Securities and Exchange Commission ("SEC") recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. Although these amendments are designed to reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential. The SEC or other regulatory authorities may adopt additional reforms to money market regulation, which reforms may impact the operations and performance of the Fund.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class I Shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated

2

MONEY MARKET FUNDS

PNC GOVERNMENT MONEY MARKET FUND

information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_343/Overview.fs or by calling 1-800-622-FUND (3863). The Fund's 7-day yield as of December 31, 2011 was 0.01%.

Calendar Year Total Returns

Best Quarter	1.25%	(12/31/06)
Worst Quarter	0.00%	(12/31/11)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares	0.03%	1.45%	1.79%

INVESTMENT ADVISER

PNC Capital Advisors, LLC (the "Adviser") is the investment adviser to the Fund.

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the section entitled "Important Additional Information" on page 20 of this prospectus.

3

MONEY MARKET FUNDS

PNC MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income consistent with stability of principal and liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the

value of your investment)

Class I
Management Fees	0.25%
Distribution (12b-1) Fees	None
Other Expenses	0.10%
Shareholder Servicing Fees	None
Other	0.10%
Total Annual Fund Operating Expenses	0.35%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$36	$113	$197	$443

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a variety of high quality, short-term U.S. dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. The Fund may invest in foreign obligations. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a debt rating in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by PNC Capital Advisors, LLC (the "Adviser") to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by, but not limited to, cash, government obligations, eligible commercial paper or investment grade fixed income securities and issued by financial institutions such as banks and broker-dealers. Investment grade fixed income securities are securities rated in one of the four highest rating categories by at least one NRSRO, or if unrated, determined by the Adviser to be of comparable quality. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the highest rating category for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

PRINCIPAL RISKS

Counter-Party Risk. If the other party to a repurchase agreement defaults on its obligation under the

4

MONEY MARKET FUNDS

PNC MONEY MARKET FUND

agreement, the Fund may suffer delays, incur costs and/or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies, including foreign banks or foreign branches of U.S. banks, or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign issuers or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Money Market Fund Risk. A Fund's ability to maintain a $1.00 per share net asset value ("NAV") at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings. The Adviser and its affiliates are under

5

MONEY MARKET FUNDS

PNC MONEY MARKET FUND

no obligation to support the share price of the Fund. The failure of any money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. The Securities and Exchange Commission ("SEC") recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. Although these amendments are designed to reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential. The SEC or other regulatory authorities may adopt additional reforms to money market regulation, which reforms may impact the operations and performance of the Fund.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class I Shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_347/Overview.fs or by calling 1-800-622-FUND (3863). The Fund's 7-day yield as of December 31, 2011 was 0.07%.

Calendar Year Total Returns

Best Quarter	1.27%	(12/31/06)
Worst Quarter	0.01%	(9/30/11)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 0.02%.

6

MONEY MARKET FUNDS

PNC MONEY MARKET FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares	0.05%	1.53%	1.85%

INVESTMENT ADVISER

PNC Capital Advisors, LLC is the investment adviser to the Fund.

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the section entitled "Important Additional Information" on page 20 of this prospectus.

7

MONEY MARKET FUNDS

PNC OHIO MUNICIPAL MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from regular federal income tax and Ohio personal and corporate income tax, consistent with stability of principal and liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the

value of your investment)

	Class I	Class T
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	None	None
Other Expenses	0.12%	0.22%
Shareholder Servicing Fees	None	0.10%
Other[1]	0.12%	0.12%
Total Annual Fund Operating Expenses[1]	0.32%	0.42%

1  "Other Expenses" include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%. "Acquired Fund" means any investment company in which the Fund invests or has invested during the period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I or Class T Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$33	$103	$180	$406
Class T Shares	$43	$135	$235	$530

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal and corporate income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Ohio municipal money market instruments"). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.

High quality money market instruments are securities that present minimal credit risks as determined by PNC Capital Advisors, LLC (the "Adviser") and generally include securities that are rated at the time of purchase by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. Up to 20% of the Fund's assets may be invested in non-Ohio municipal money market instruments, the interest on which is subject to Ohio personal and corporate income tax and/or subject to federal income tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

8

MONEY MARKET FUNDS

PNC OHIO MUNICIPAL MONEY MARKET FUND

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

PRINCIPAL RISKS

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Money Market Fund Risk. A Fund's ability to maintain a $1.00 per share net asset value ("NAV") at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings. The Adviser and its affiliates are under no obligation to support the share price of the Fund. The failure of any money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. The Securities and Exchange Commission ("SEC") recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. Although these amendments are designed to reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential. The SEC or other regulatory authorities may adopt additional reforms to money market regulation, which reforms may impact the operations and performance of the Fund.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

9

MONEY MARKET FUNDS

PNC OHIO MUNICIPAL MONEY MARKET FUND

Single State Risk. The Fund's focus on investments in securities of issuers located in a single state leaves the Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. Because the Fund invests primarily in securities issued by Ohio and its municipalities, events in Ohio are likely to affect the Fund's investments and its performance. As a result, the Fund is more vulnerable to unfavorable developments in Ohio than are funds that invest in municipal securities of multiple states.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class I and Class T Shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_353/Overview.fs or by calling 1-800-622-FUND (3863). The Fund's 7-day yield as of December 31, 2011 was 0.02%.

Calendar Year Total Returns

Best Quarter	0.87%	(9/30/07)
Worst Quarter	0.01%	(12/31/11)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares	0.03%	1.17%	1.41%
		1 Year	Since Inception 4/06/10
Class T Shares		0.03%	0.05%

INVESTMENT ADVISER

PNC Capital Advisors, LLC (the "Adviser") is the investment adviser to the Fund.

TAX INFORMATION

The Fund seeks to earn current income and pay dividends exempt from federal income tax and Ohio personal and corporate income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the section entitled "Important Additional Information" on page 20 of this prospectus.

10

MONEY MARKET FUNDS

PNC PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal and liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the

value of your investment)

	Class I	Class T
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	None	None
Other Expenses	0.15%	0.25%
Shareholder Servicing Fees	None	0.10%
Other[1]	0.15%	0.15%
Total Annual Fund Operating Expenses[1]	0.35%	0.45%

1  "Other Expenses" include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%. "Acquired Fund" means any investment company in which the Fund invests or has invested during the period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I or Class T Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$36	$113	$197	$443
Class T Shares	$46	$144	$252	$567

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from federal income tax and Pennsylvania personal income tax ("Pennsylvania municipal money market instruments"). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by PNC Capital Advisors, LLC (the "Adviser") and generally include securities that are rated at the time of purchase by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, under normal circumstances, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax. The Fund may also invest in repurchase agreements collateralized by, but not limited to, cash, government securities, eligible commercial paper or investment grade fixed income obligations and issued by financial institutions such as banks or broker dealers. Investment grade fixed income securities are securities rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. Up to 20% of the Fund's assets may be invested in non-Pennsylvania

11

MONEY MARKET FUNDS

PNC PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

municipal money market investments, the interest on which is subject to Pennsylvania personal and corporate income tax and/or subject to federal income tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

PRINCIPAL RISKS

Counter-party Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays, incur costs and/or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Money Market Fund Risk. A Fund's ability to maintain a $1.00 per share net asset value ("NAV") at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings. The Adviser and its affiliates are under no obligation to support the share price of the Fund. The failure of any money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. The Securities and Exchange Commission ("SEC") recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. Although these amendments are designed to reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential. The SEC or other regulatory authorities may adopt additional

12

MONEY MARKET FUNDS

PNC PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

reforms to money market regulation, which reforms may impact the operations and performance of the Fund.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Single State Risk. The Fund's focus on investments in securities of issuers located in a single state leaves the Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. Because the Fund invests primarily in securities issued by Pennsylvania and its municipalities, events in Pennsylvania are likely to affect the Fund's investments and its performance. As a result, the Fund is more vulnerable to unfavorable developments in Pennsylvania than are funds that invest in municipal securities of multiple states.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class I and Class T Shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_356/Overview.fs or by calling 1-800-622-FUND (3863). The Fund's 7-day yield as of December 31, 2011 was 0.02%.

Calendar Year Total Returns

Best Quarter	0.88%	(9/30/07)
Worst Quarter	0.01%	(9/30/11)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 0.01%.

13

MONEY MARKET FUNDS

PNC PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares	0.10%	1.13%	1.38%
		1 Year	Since Inception 11/22/10
Class T Shares		0.10%	0.09%

INVESTMENT ADVISER

PNC Capital Advisors, LLC is the investment adviser to the Fund.

TAX INFORMATION

The Fund seeks to earn current income and pay dividends exempt from federal income tax and Pennsylvania personal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the section entitled "Important Additional Information" on page 20 of this prospectus.

14

MONEY MARKET FUNDS

PNC TAX EXEMPT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current interest income exempt from federal income tax consistent with stability of principal and liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the

value of your investment)

	Class I	Class T
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	None	None
Other Expenses	0.10%	0.20%
Shareholder Servicing Fees	None	0.10%
Other	0.10%	0.10%
Total Annual Fund Operating Expenses	0.30%	0.40%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I or Class T Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$31	$97	$169	$381
Class T Shares	$41	$128	$224	$505

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes ("municipal money market instruments"). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments.

High quality money market instruments are securities that present minimal credit risks as determined by PNC Capital Advisors, LLC (the "Adviser") and generally include securities that are rated at the time of purchase by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, under normal circumstances, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

15

MONEY MARKET FUNDS

PNC TAX EXEMPT MONEY MARKET FUND

PRINCIPAL RISKS

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Money Market Fund Risk. A Fund's ability to maintain a $1.00 per share net asset value ("NAV") at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings. The Adviser and its affiliates are under no obligation to support the share price of the Fund. The failure of any money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. The Securities and Exchange Commission ("SEC") recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. Although these amendments are designed to reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential. The SEC or other regulatory authorities may adopt additional reforms to money market regulation, which reforms may impact the operations and performance of the Fund.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the

16

MONEY MARKET FUNDS

PNC TAX EXEMPT MONEY MARKET FUND

alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class I and Class T Shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_360/Overview.fs or by calling 1-800-622-FUND (3863). The Fund's 7-day yield as of December 31, 2011 was 0.02%.

Calendar Year Total Returns

Best Quarter	0.87%	(6/30/07)
Worst Quarter	0.01%	(12/31/11)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares	0.03%	1.15%	1.38%
		1 Year	Since Inception 8/03/10
Class T Shares		0.03%	0.03%

INVESTMENT ADVISER

PNC Capital Advisors, LLC (the "Adviser") is the investment adviser to the Fund.

TAX INFORMATION

The Fund seeks to earn high current interest income and pay dividends exempt from federal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the section entitled "Important Additional Information" on page 20 of this prospectus.

17

MONEY MARKET FUNDS

PNC TREASURY MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income consistent with stability of principal and liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the

value of your investment)

Class I
Management Fees	0.25%
Distribution (12b-1) Fees	None
Other Expenses	0.11%
Shareholder Servicing Fees	None
Other	0.11%
Total Annual Fund Operating Expenses	0.36%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$37	$116	$202	$456

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

PRINCIPAL RISKS

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered, the values of its debt securities or other instruments may fall.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Money Market Fund Risk. A Fund's ability to maintain a $1.00 per share net asset value ("NAV") at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings. The Adviser and its affiliates are under no obligation to support the share price of the Fund. The failure of any money market fund to maintain a

18

MONEY MARKET FUNDS

PNC TREASURY MONEY MARKET FUND

stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. The Securities and Exchange Commission ("SEC") recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. Although these amendments are designed to reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential. The SEC or other regulatory authorities may adopt additional reforms to money market regulation, which reforms may impact the operations and performance of the Fund.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class I Shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_364/Overview.fs or by calling 1-800-622-FUND (3863). The Fund's 7-day yield as of December 31, 2011 was 0.01%.

Calendar Year Total Returns

Best Quarter	1.17%	(12/31/06)
Worst Quarter	0.00%	(12/31/11)

The Fund's year-to-date total return for Class I Shares through June 30, 2012 was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class I Shares	0.01%	1.10%	1.52%

INVESTMENT ADVISER

PNC Capital Advisors, LLC (the "Adviser") is the investment adviser to the Fund.

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to the section entitled "Important Additional Information" on page 20 of this prospectus.

19

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire or online on each day that the New York Stock Exchange is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the PNC Funds, you should contact the PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to the PNC Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•  There is no minimum initial investment amount, except as described in the section of the prospectus entitled "Purchasing, Exchanging and Redeeming Fund Shares".

Minimum Subsequent Investments:

•  There is no minimum subsequent investment amount.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

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DETAILS ABOUT THE FUNDS

More Information About Investment Objectives and Principal Investment Strategies

PNC Funds were formerly known as "Allegiant Funds." Each Fund has its own investment objective and strategies for reaching that objective as discussed in the Summary Sections of this prospectus. The investment objective of each Fund may be changed at any time without a shareholder vote. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

This section provides additional information about the principal investment strategies utilized by the Funds. Each Fund may hold cash pending investment and may invest up to 100% of its assets in cash and/or short term obligations issued or guaranteed by the U.S. government, including, but not limited to, Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government for temporary defensive purposes. These investments may prevent a Fund from meeting its investment objective.

Additionally, pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs in shares of the money market funds offered by PNC Funds and the PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

PNC Government Money Market Fund

The Fund seeks to provide high current income consistent with stability of principal and liquidity. The Fund's investment objective may be changed without shareholder approval.

Under normal circumstances, the Fund invests 100% of its net assets plus any borrowings for investment purposes in short-term obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Federal Farm Credit Bank ("FFCB"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"). The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities. The Fund may also invest in repurchase agreements collateralized by obligations issued or guaranteed by the U.S. government as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government.

PNC Money Market Fund

The Fund seeks to provide high current income consistent with stability of principal and liquidity. The Fund's investment objective may be changed without shareholder approval.

The Fund primarily invests in a variety of high quality, short-term U.S. dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. The Fund may invest in foreign obligations. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country

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that maintains a debt rating in the highest short-term rating category by at least two NRSROs or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by, but not limited to, cash, government obligations, eligible commercial paper or investment grade fixed income securities and issued by financial institutions such as banks and broker-dealers. Investment grade fixed income securities are securities rated in one of the four highest rating categories by at least one NRSRO, or if unrated, determined by the Adviser to be of comparable quality. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the highest rating category for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

PNC Ohio Municipal Money Market Fund

The Fund seeks to provide current income exempt from regular federal income tax and Ohio personal and corporate income tax, consistent with stability of principal and liquidity. The Fund's investment objective may be changed without shareholder approval.

The Fund invests primarily in high quality, short-term Ohio municipal money market instruments. However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. Up to 20% of the Fund's assets may be invested in non-Ohio municipal money market instruments, the interest on which is subject to Ohio personal and corporate income tax and/or subject to federal income tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

PNC Pennsylvania Tax Exempt Money Market Fund

The Fund seeks to provide current income exempt from federal income tax and Pennsylvania personal income tax, consistent with stability of principal and liquidity. The Fund's investment objective may be changed without shareholder approval.

The Fund invests primarily in high quality, short-term Pennsylvania municipal money market instruments. However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the

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Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. The Fund may invest in repurchase agreements collateralized by, but not limited to, cash, government securities, eligible commercial paper or investment grade fixed income obligations and issued by financial institutions such as banks or broker dealers. Investment grade fixed income securities are securities rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. Up to 20% of the Fund's assets may be invested in non-Pennsylvania municipal money market investments, the interest on which is subject to Pennsylvania personal and corporate income tax and/or subject to federal income tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

PNC Tax Exempt Money Market Fund

The Fund seeks to provide high current interest income exempt from federal income tax consistent with stability of principal and liquidity. The Fund's investment objective may be changed without shareholder approval.

The Fund invests primarily in high quality, short-term municipal money market instruments. However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, under normal circumstances, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

PNC Treasury Money Market Fund

The Fund seeks to provide high current income consistent with stability of principal and liquidity. The Fund's investment objective may be changed without shareholder approval.

Under normal circumstances, the Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

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MORE INFORMATION ABOUT PRINCIPAL RISKS

This section provides additional information about the principal risks of investing in the Funds.

	Party Risk	Counter- Credit Risk	Foreign Investment Risk	(Non-U.S.) Securities Risk	Government Rate Risk	Money Interest Fund Risk	Market Obligations Risk	Municipal State Risk	Single Tax Risk
Money Market Funds

Government Money Market Fund	■	■		■	■	■

Money Market Fund	■	■	■	■	■	■	■

Ohio Municipal Money Market Fund		■			■	■	■	■	■

Pennsylvania Tax Exempt Money Market Fund	■	■			■	■	■	■	■

Tax Exempt Money Market Fund		■			■	■	■		■

Treasury Money Market Fund		■			■	■

Counter-Party Risk. Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. If the seller defaults or otherwise becomes unable to honor a financial obligation, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral. Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to a Fund. If an issuer cannot or will not meet its payment obligations, or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies, including foreign banks or foreign branches of U.S. banks, or governments can

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be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value ("NAV"), to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding or other taxes against dividend and interest income or capital gains realized with respect to foreign securities. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce a Fund's yield on such securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. The dividend yield paid by the Funds will, among other things, vary with changes in short-term interest rates. The Funds' yields could decline due to falling interest rates.

Money Market Fund Risk. A Fund's ability to maintain a $1.00 per share net asset value ("NAV") at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings. The Adviser and its affiliates are under no obligation to support the share price of the Funds. The failure of any money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially

25

jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. The Securities and Exchange Commission ("SEC") recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. Although these amendments are designed to reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential. The SEC or other regulatory authorities may adopt additional reforms to money market regulation, which reforms may impact the operations and performance of the Fund.

Municipal Obligations Risk. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes. There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund's portfolio manager(s). Certain municipal securities are general obligations of a state or other government entity supported by its taxing powers. These general obligations are typically payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other government entities. Other municipal securities are special revenue obligations, which are payable from revenue earned by a particular project or other revenue source. Investors can look only to the revenue generated by the project or the operator of the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue. A Fund may make significant investments in a single issue or a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund's shares to change more than the value of shares of funds that invest more broadly.

The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers, including political or fiscal events, legislative changes, and the enforceability of rights of municipal bond holders. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality's debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund's investments.

The values of municipal securities can be affected more by supply and demand factors or the creditworthiness of the issuer than other fixed income securities. In addition, the municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt. If those requirements are not met, the interest received and distributed to shareholders by a Fund may be taxable. In addition, changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Certain municipal securities may be or become highly illiquid, making them difficult to value or dispose of at favorable prices. Illiquidity may be exacerbated from time to time by market or economic events. When a Fund invests a portion of its assets in bonds that are insured by private insurers, the credit standing of such a bond and/or its price will likely be affected by the credit standing of its insurer and the issuer's ability or perceived ability to meet its obligations.

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Single State Risk. A Fund's focus on investments in securities of issuers located in Ohio (in the case of the Ohio Municipal Money Market Fund) and Pennsylvania (in the case of the Pennsylvania Tax Exempt Money Market Fund) leaves each Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Distributions of income and gains arising from a Fund's use of derivatives will be subject to applicable federal, state, and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal alternative income tax purposes.

Disclosure of Portfolio Holdings

Each Fund publishes on the Funds' website (pncfunds.com) and files with the SEC its complete portfolio holdings monthly. The publication and filing is subject to a five business day lag and will provide portfolio holdings as of the last business day of the previous month. Additionally, the Funds are required to file a quarterly portfolio holdings report with the SEC on Form N-CSR and Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Statement of Additional Information, which is available, free of charge, on the Funds' website (pncfunds.com).

INVESTMENT ADVISER AND INVESTMENT TEAMS

PNC Capital Advisors, LLC ("PNC Capital" or the "Adviser") is the investment adviser to the Funds located at One East Pratt Street – 5th Floor, Baltimore, MD 21202. As of June 30, 2012, the Adviser had approximately $33.7 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of PNC Funds (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the management fees (after all fee waivers and expense reimbursements) the Adviser received for each Fund for the fiscal year ended May 31, 2012 and each Fund's contractual management fee. Fees are stated as a percentage of net assets for the fiscal year ended May 31, 2012.

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	Government Money Market Fund	Money Market Fund	Ohio Municipal Money Market Fund	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund
Management Fees Paid After the Adviser's Voluntary Fee Waivers	0.02%	0.04%	0.05%	0.00%	0.02%	0.00%
Contractual Management Fee	0.25%	0.25%	0.20%	0.20%	0.20%	0.25%

Voluntary Fee Waivers

The "Total Annual Fund Operating Expenses" in the Funds' Fees and Expenses tables do not reflect voluntary fee waivers and expense reimbursements undertaken by the Adviser. The Adviser has voluntarily agreed to waive advisory fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield for each of the Funds. These voluntary fee waivers and expense reimbursements may be changed or terminated by the Adviser at any time.

After giving effect to these voluntary waivers, expense reimbursements or suspensions noted above, "Total Annual Fund Operating Expenses" during the fiscal year ended May 31, 2012 were lower than the "Total Annual Fund Operating Expenses" in the Funds' Fees and Expenses tables, as shown below:

	Government Money Market Fund	Money Market Fund	Ohio Municipal Money Market Fund		Pennsylvania Tax Exempt Money Market Fund		Tax Exempt Money Market Fund		Treasury Money Market Fund
	Class I	Class I	Class I	Class T	Class I	Class T	Class I	Class T	Class I
Total Annual Fund Operating Expenses	0.12%	0.14%	0.16%	0.16%	0.14%	0.14%	0.12%	0.12%	0.04%

A discussion regarding the basis for the Board's approval of the investment advisory agreement is available in the semi-annual report to shareholders for the period ended November 30, 2011.

Manager of Managers Structure

The Funds have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Funds' Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination or replacement. The Adviser may, in the future, recommend to the Funds' Board the establishment of the Manager of Managers Structure for any of the Funds. Shareholders will be notified of any changes made to sub-advisers within 90 days of the change. Currently, the Funds do not operate under a Manager of Managers structure.

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PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange and redeem Class I Shares and Class T Shares of the Funds. The Funds may accept or reject any purchase order.

Class I Shares have no sales charge and no minimum initial investment except as described below.

Class I Shares may be purchased through the trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with PNC Funds Distributor, LLC (the "Underwriter") to place trades for institutional accounts, broker products or similar products. In order to purchase Class I shares through one of these entities, you must have an account with the entity. That account will be governed by its own rules and regulations and may be more stringent than the rules and regulations governing a direct investment in the Funds. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution. Class I Shares may be purchased directly by institutional investors including corporate investors, pension and profit sharing plans and foundations and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.

Employees, directors, officers and retirees of PNC Funds, investment companies sponsored or advised by the Adviser or its affiliates, the PNC Financial Services Group, Inc. or any of its affiliates, the Fund's Co-Administrators, Underwriter or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) may purchase Class I Shares subject to a $1,000 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. In addition to the $1,000 minimum initial investment, Planned Investment Programs are subject to a $50 monthly minimum investment. Certain redemption procedures may be available only to employees.

Class T Shares have no sales charge, have shareholder servicing fees up to 0.10% of net assets and no minimum initial investment.

Class T Shares may be purchased through select financial institutions.

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services, including 12b-1 fees. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by the Board, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

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How to Purchase and Exchange Fund Shares

New Account Set Up	Adding to an Existing Account
Online pncfunds.com	• Visit our site and click on "Account Access" to submit an online application. Or log on to our on-line Forms Center to print an application and mail to the address below.
• Unless you arrange to pay by wire or Automated Clearing House ("ACH"), write your check, payable in U.S. dollars, to "PNC Funds (Fund name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).	• You may place your purchase order on our website using your established banking instructions for payment. To authorize this service, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Mail	• Complete and sign an application. Applications may be requested by calling 1-800-622-FUND (3863) and are also available at pncfunds.com.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the completed and signed account application and your check to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722	• Provide purchase instructions with the fund name, share class, your account number and account registration information.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the instructions and the check to one of the two mailing addresses provided.

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How to Purchase and Exchange Fund Shares (continued)

New Account Set Up	Adding to an Existing Account
By Telephone with Wire Transfer	• Call Investor Services at 1-800-622-FUND (3863) to set up an account number and to receive a wire control number to be included in the body of the wire.
• Ask your bank to immediately transmit available funds by wire. Your bank may charge you a wiring fee for this service.
• Wiring instructions are as follows:
Bank of New York Mellon
ABA # 011001234
Credit: 0000735906
BNY Mellon Investment Servicing (US) Inc. as agent for PNC Funds
Further Credit: Beneficiary
Beneficiary Fund/Account Number
• Complete and sign the account application and mail to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.	• If you previously selected the telephone purchases option for your account, call Investor Services at 1-800-622-FUND (3863) to purchase additional shares.
• If your bank account information is on file, you can request purchases through federal funds wire or electronic transfer through the ACH.
• To add telephone purchases option to your account, please complete an Account Maintenance Form or call Investor Services.
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

By Exchange	• You may exchange your shares of a Fund for the same class of shares of another PNC Fund.
• Call with your account name, number, and amount of exchange into an existing account (minimum amount is $1,000).
• You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.	• If you previously selected the telephone exchange option for your account, call our Investor Services at 1-800-622-FUND (3863) to exchange your shares.
• To authorize exchanges to your account, please complete an Account Maintenance Form or call Investor Services.

31

Financial Intermediary

•  Contact your financial consultant, financial intermediary or institution to transact purchases or redemptions of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds' transfer agent on time as further described under "General Information Regarding Purchases and Redemptions."

•  PNC Funds may authorize certain financial intermediaries to receive, on behalf of PNC Funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, solely for purposes of determining the applicable NAV for an order, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day (as defined below) and subsequently communicated properly to the Fund, and the order will be priced at the Fund's NAV per share next determined after such receipt by the financial intermediary, adjusted for any applicable sales charge.

•  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

Note: If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares.

How We Calculate the NAV

The NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating the NAV, for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in the Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons by the Adviser, a Fund will value its portfolio at market price or fair value prices determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

General Information Regarding Purchases and Redemptions

Shares cannot be purchased, redeemed or exchanged on days when the Federal Reserve is closed, but otherwise you may purchase, redeem or exchange shares on any day that the New York Stock Exchange ("NYSE") is open for business ("Business Day").

PNC Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the same Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form. In order for you to receive the next calculated NAV, your authorized financial intermediary, if any, must receive your redemption request in good order

32

before the times given below and the authorized financial intermediary must subsequently communicate the request properly to the Fund. Good order means, among other things, that your request includes complete information. NAV is not calculated on holidays when the NYSE is closed for trading or when the Federal Reserve is closed. The Funds may close early on Business Days that the Securities Industry and Financial Markets Association recommends that the bond market close early. For a Fund that strikes an NAV more than once daily, your order must be communicated by you or your financial intermediary to the Fund's transfer agent before the earliest deadline shown below in order for you to begin accruing dividends the same Business Day. A Fund's NAV is calculated and dividends begin to accrue as shown in the table below.

	Time of NAV Calculation	Deadline for submitting orders	Dividends begin to accrue
Money Market Fund Government Money Market Fund	Once daily 4:00 p.m. Eastern time (or close of trading on the NYSE)	3:30 p.m. Eastern time*	Same Business Day

Ohio Municipal Money Market Fund Pennsylvania Tax Exempt Money Market Fund Tax Exempt Money Market Fund Treasury Money Market Fund	Twice daily 1:00 p.m. Eastern time and 4:00 p.m. Eastern time (or close of trading on the NYSE)	11:45 a.m. Eastern time* 4:00 p.m. Eastern time (or close of trading on the NYSE)	Same Business Day Next Business Day

*  Your order must be communicated by you or your financial intermediary to the Fund's transfer agent by this time for you to begin accruing dividends the same Business Day.

General Information Regarding Short-Term Trading

The PNC Funds that operate as money market funds generally do not seek to detect short-term trading, but reserve the right to do so when the Board deems appropriate.

Short-term trading in other PNC Funds creates transaction costs that are borne by all shareholders in those Funds and disrupts the orderly management of the Funds' portfolio investments. The Board has adopted procedures that impose limits on such exchanges to discourage excessive short-term trading by shareholders.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

If you are exchanging into or out of a PNC Funds non-money market fund, the general trading limits on those Funds limit shareholders to no more than one "round trip" transaction – a fund purchase followed shortly by a corresponding sale (redemption or exchange) – during a 60-day period. Please refer to the prospectus for the relevant fund for more information on PNC Funds' short-term trading policies and procedures for those funds.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason.

33

You will be provided 60 days' written notice before any material change to the exchange privilege is made.

Class I Shares

You may exchange Class I Shares of any PNC Fund for Class I Shares of any other PNC Fund. You may also exchange Class I Shares of the Funds for Institutional Shares of the money market funds of PNC Advantage Funds. Exchanges into Institutional Shares of the money market funds of PNC Advantage Funds are subject to certain minimum initial and subsequent investment requirements. Please see the PNC Advantage Funds prospectus for more information.

Class T Shares

You may exchange Class T Shares of any PNC Fund for Class T Shares of any other PNC Fund.

Sales Charges

There are no sales charges on the purchase of Class I or Class T Shares.

How to Redeem Your Fund Shares

Shareholders may redeem shares by following the procedures described below. For information about the deadlines to receive the next calculated NAV and dividend accrual, please see "Genderal Information Regarding Purchases and Redemptions."

Online pncfunds.com	The minimum amount for Internet redemptions is $100. To authorize this service, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Telephone 1-800-622-FUND (3863)	Call with your account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record.

Financial Intermediary	Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Funds.

Signature Guarantee

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

Receiving Your Money

If you would like the proceeds of your redemption to be sent to an address, or made payable to a payee which

34

is different from the address or payee information we have on record please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your financial intermediary may charge a fee.

If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase). If you recently changed your address, you will not be able to redeem your shares within 30 days after the change without a signature guarantee.

Involuntary Redemption of Your Shares

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will give you or your financial intermediary at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Redeem Your Shares

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a)  trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  upon providing prior notification to the SEC, the Board determines that a PNC Money Market Fund's shareholders may suffer material dilution or other unfair results and decides to liquidate the Fund;

(d)  the SEC has by order permitted a Fund's suspension or postponement of redemptions;

(e)  an emergency exists, as determined by the SEC, as a result of which: (i) disposal by any of the PNC Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for any of the PNC Funds to determine the fair market value of its net assets; or

(f)  permitted by applicable law.

Telephone and Internet Transactions

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss.

Customer Identification Program

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

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SHAREHOLDER SERVICES PLAN

The Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund have adopted a shareholder services plan that permits the respective Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class T Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.10% of the average daily net assets attributable to Class T Shares for these shareholder services.

The Funds suspended payment of shareholder service fees effective January 1, 2010. This suspension is voluntary and may be lifted at any time.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

Each Fund accrues its net investment income daily and distributes it monthly. Each Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain United States federal income tax considerations generally applicable to investments in the Funds under current law, which is subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Each Fund intends to qualify and be treated each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

Federal Taxes

Each Fund intends to distribute each year all or substantially all of its net investment income and capital gains, if any. Fund distributions of investment income (other than exempt-interest dividends discussed below) and gains from the sale of investments that the Fund owned for one year or less will generally be taxable to you as ordinary income. See the Statement of Additional Information for additional information regarding distributions of capital gains. You will be subject to income tax on Fund distributions in the manner described herein, regardless of whether they are paid in cash or reinvested in additional shares.

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the "net investment income" of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends (described below), and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

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Tax Exempt Money Market Funds

The Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, exempt-interest dividends may be subject to state and local taxes. In addition, distributions that are derived from investments the income from which is not exempt from federal income tax and distributions of capital gains, if any, will be taxable to you, as described above. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes. You should consult your tax advisors regarding these matters.

Backup Withholding

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable distributions or gross proceeds realized upon the redemption of Fund shares payable to shareholders who fail to provide to the Fund a correct tax payer identification number in the manner required, who have under-reported dividend or interest income, or, or who fail to certify to the Fund that they are not subject to backup withholding. Under current law, the backup withholding rate is 28% for amounts paid through 2012 and will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

IRAs and Other Tax-Advantaged Accounts

Fund distributions on, and sales, exchanges and redemptions of, shares held through a tax-advantaged retirement account, such as an IRA or other tax-qualified plan, will not be currently taxable. Special tax rules apply to investments through such accounts. You should consult your tax advisor regarding the tax treatment of distributions from such a tax-advantaged account.

U.S. Federal Tax Treatment of Foreign Shareholders

Investors that are not U.S. citizens or residents should consult their own tax advisors regarding the U.S. and non-U.S. tax consequences of an investment in a Fund.

State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. It is anticipated that a significant percentage of the distributions by the Government Money Market Fund and the Treasury Money Market Fund each year will be attributable to interest on U.S. government securities, but there is no assurance that this will be the case inasmuch as some categories of securities in which the Government Money Market Fund invests do not qualify as U.S. government securities for these tax purposes. The Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes.

You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is in the Statement of Additional Information.

37

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares and Class T Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2012 and is incorporated by reference into the Statement of Additional Information.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

GOVERNMENT MONEY MARKET FUND

	Class I
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Net Investment Income†	— *	— *	— *	0.01	0.04
Realized and Unrealized Gain (Loss) on Investments	—	— *	—	— *	—	*
Total from Investment Operations	—	—	—	0.01	0.04
Payment by Affiliate†	—	—	—	—	—	*,2
Dividends from Net Investment Income	— *	— *	— *	(0.01)	(0.04)
Distributions from Net Realized Gains	—	—	—	—	—
Total Distributions	—	—	—	(0.01)	(0.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.02%	0.05%	0.07%	1.17%	3.97%
Ratios/Supplemental Data
Net Assets End of Period (000)	$960,513	$1,008,254	$1,600,289	$820,668	$675,860
Ratio of Expenses to Average Net Assets[1]	0.12%	0.16%	0.20%	0.40%	0.36%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.05%	0.06%	1.11%	3.73%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.35%	0.35%	0.35%	0.42%	0.41%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.22)%	(0.14)%	(0.09)%	1.09%	3.68%

*  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

1  The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the "Funds") approved the participation by each of the Funds in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

2  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

38

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

MONEY MARKET FUND

	Class I
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Net Investment Income†	— *	— *	— *	0.01		0.04
Realized and Unrealized Gain (Loss) on Investments	— *	— *	— *	—	*	—	*
Total from Investment Operations	—	—	—	0.01		0.04
Payment by Affiliate†	—	—	—	—	*,2	—	*,3
Dividends from Net Investment Income	— *	— *	— *	(0.01)		(0.04)
Distributions from Net Realized Gains	—	—	—	—		—
Total Distributions	—	—	—	(0.01)		(0.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return	0.05%	0.06%	0.07%	1.26%		4.23%
Ratios/Supplemental Data
Net Assets End of Period (000)	$1,434,843	$1,481,871	$1,732,447	$1,949,721		$2,530,902
Ratio of Expenses to Average Net Assets[1]	0.14%	0.21%	0.24%	0.40%		0.36%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.05%	0.07%	1.34%		4.11%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.35%	0.34%	0.36%	0.42%		0.41%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.16)%	(0.08)%	(0.05)%	1.32%		4.06%

*  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

1  The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the "Funds") approved the participation by each of the Funds in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

2  A capital infusion in April 2009 resulted in $0.001 effect to the net asset value per share of Class I, and had no effect on the total returns of the Fund. See Note 9 in Notes to Financial Statements.

3  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

39

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

OHIO MUNICIPAL MONEY MARKET FUND

	Class I						Class T
	2012	2011	2010	2009	2008		2012	2011	2010[3]
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00
Net Investment Income†	— *	— *	— *	0.01	0.03		— *	— *	— *
Realized and Unrealized Gain (Loss) on Investments	—	— *	—	—	—		—	— *	—
Total from Investment Operations	—	—	—	0.01	0.03		—	—	—
Payment by Affiliate†	—	—	—	—	—	*,1	—	—	—
Dividends from Net Investment Income	— *	— *	— *	(0.01)	(0.03)		— *	— *	— *
Distributions from Net Realized Gains	—	—	—	—	—		—	—	—
Total Distributions	—	—	—	(0.01)	(0.03)		—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00
Total Return	0.02%	0.07%	0.16%	1.23%	3.01%		0.02%	0.07%	0.01%
Ratios/Supplemental Data
Net Assets End of Period (000)	$138,412	$209,659	$283,284	$386,658	$361,184		$2,005	$3,178	$148
Ratio of Expenses to Average Net Assets[2]	0.16%	0.25%	0.26%	0.31%	0.27%		0.16%	0.24%	0.27%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.06%	0.16%	1.21%	2.92%		0.02%	0.06%	0.08%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.31%	0.30%	0.31%	0.36%	0.32%		0.31%	0.30%	0.42%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.13)%	0.01%	0.11%	1.16%	2.87%		(0.13)%	0.00%	(0.07)%

*  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

1  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

2  The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the "Funds") approved the participation by each of the Funds in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

3  Ohio Municipal Money Market Fund Class T commenced operations on October 1, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

40

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

	Class I							Class T
	2012	2011		2010	2009	2008		2012	2011[4]
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00
Net Investment Income†	— *	—	*	— *	0.01	0.03		— *	—	*
Realized and Unrealized Gain (Loss) on Investments	—	—		—	—	—		—	—
Total from Investment Operations	—	—		—	0.01	0.03		—	—
Payment by Affiliate†	—	—	*,2	—	—	—	*,3	—	—	*,2
Dividends from Net Investment Income	— *	—	*	— *	(0.01)	(0.03)		— *	—	*
Distributions from Net Realized Gains	— *	—		—	—	—		—	—
Total Distributions	—	—		—	(0.01)	(0.03)		—	—
Net Asset Value, End of Period	$1.00	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00
Total Return	0.09%	0.04%		0.07%	1.15%	2.93%		0.09%	0.02%
Ratios/Supplemental Data
Net Assets End of Period (000)	$60,004	$70,022		$80,842	$141,289	$143,143		$644	$326
Ratio of Expenses to Average Net Assets[1]	0.14%	0.19%		0.27%	0.32%	0.27%		0.14%	0.17%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.04%		0.07%	1.13%	2.80%		0.02%	0.09%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.34%	0.34%		0.33%	0.37%	0.32%		0.34%	0.34%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.18)%	(0.11)%		0.01%	1.08%	2.75%		(0.18)%	(0.08)%

*  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

1  The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the "Funds") approved the participation by each of the Funds in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

2  A capital infusion in November 2010 resulted in $0.0006 effect to the net asset value per share of Class I and Class T and had no effect on the total returns of the Fund. See Note 9 in Notes to Financial Statements.

3  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

4  Class T Shares were first sold (excluding seed capital of $10) on November 22, 2010. All ratios for the period have been annualized. Total return for the period has not been annualized.

41

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

TAX EXEMPT MONEY MARKET FUND

	Class I						Class T
	2012	2011	2010	2009	2008		2012	2011[3]
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Net Investment Income†	— *	— *	— *	0.01	0.03		— *	— *
Realized and Unrealized Gain (Loss) on Investments	—	— *	— *	—	—		—	— *
Total from Investment Operations	—	—	—	0.01	0.03		—	—
Payment by Affiliate†	—	—	—	—	—	*,1	—	—
Dividends from Net Investment Income	— *	— *	— *	(0.01)	(0.03)		— *	— *
Distributions from Net Realized Gains	—	—	—	—	—		—	—
Total Distributions	—	—	—	(0.01)	(0.03)		—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return	0.02%	0.04%	0.11%	1.20%	2.98%		0.02%	0.03%
Ratios/Supplemental Data
Net Assets End of Period (000)	$531,409	$539,656	$657,732	$838,738	$784,504		$29,378	$2,808
Ratio of Expenses to Average Net Assets[2]	0.12%	0.23%	0.23%	0.31%	0.26%		0.12%	0.22%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.03%	0.11%	1.17%	2.89%		0.02%	0.03%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.30%	0.30%	0.31%	0.36%	0.31%		0.30%	0.30%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.16)%	(0.04)%	0.03%	1.12%	2.84%		(0.16)%	(0.05)%

*  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

1  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

2  The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the "Funds") approved the participation by each of the Funds in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

3  Class T Shares were first sold (excluding seed capital of $10) on August 3, 2010. All ratios for the period have been annualized. Total return for the period has not been annualized.

42

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

TREASURY MONEY MARKET FUND

	Class I
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00	$1.00	$1.00
Net Investment Income†	— *	—	*	— *	0.01	0.03
Realized and Unrealized Gain (Loss) on Investments	— *	—	*	— *	— *	—	*
Total from Investment Operations	—	—		—	0.01	0.03
Payment by Affiliate†	—	—	*,2	—	—	—	*,1
Dividends from Net Investment Income	— *	—	*	— *	(0.01)	(0.03)
Distributions from Net Realized Gains	—	—		—	—	—
Total Distributions	—	—		—	(0.01)	(0.03)
Net Asset Value, End of Period	$1.00	$1.00		$1.00	$1.00	$1.00
Total Return	0.01%	0.01%		0.02%	0.53%	3.05%
Ratios/Supplemental Data
Net Assets End of Period (000)	$326,694	$260,447		$286,756	$323,676	$419,907
Ratio of Expenses to Average Net Assets	0.04%	0.12%		0.12%	0.34%	0.37%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.01%		0.01%	0.49%	2.69%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.36%	0.35%		0.35%	0.38%	0.42%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.31)%	(0.22)%		(0.22)%	0.45%	2.64%

*  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

1  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

2  A capital infusion in November 2010 resulted in $0.0003 effect to the net asset value per share of Class I, and had no effect on the total returns of the Fund.

43

Investment Adviser

PNC Capital Advisors, LLC
One East Pratt Street, 5th Floor
Baltimore, Maryland 21202

Underwriter

PNC Funds Distributor, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600

For more information about the Funds, please ask for:

Statement of Additional Information (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports

The Annual and Semi-Annual reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

To Obtain More Information:
By Internet:

pncfunds.com

By Telephone:

Call 1-800-622-FUND (3863)

By Mail:

PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520

PNC Funds' Investment Company Act
registration number is 811-4416

PNC FUNDS PROSPECTUS

CLASS I SHARES

SEPTEMBER 28, 2012

TARGET DATE FUNDS
PNC Target 2020 Fund	Class I PDTCX

PNC Target 2030 Fund	Class I PDTEX

PNC Target 2040 Fund	Class I PDTGX

PNC Target 2050 Fund	Class I PDTIX

PNC Retirement Income Fund	Class I PDTAX

If you have any questions about any part of the prospectus or wish to obtain additional information about PNC Funds, please visit pncfunds.com or call 1-800-622-FUND (3863).

Not FDIC Insured — May Lose Value — No Bank Guarantee

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

Investment Adviser

PNC CAPITAL ADVISORS, LLC

TARGET DATE FUNDS

PNC TARGET 2020 FUND

INVESTMENT OBJECTIVE

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	5.17%
Acquired Fund Fees and Expenses[2]	0.60%
Total Annual Fund Operating Expenses	5.77%
Fee Waiver and Expense Reimbursement[3]	5.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	0.71%

1  "Other Expenses" are based on estimated amounts for the current fiscal year and include a 0.01% administrative fee payable to PNC Capital Advisors, LLC.

2  "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Other Expenses exceed 0.10%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital Advisors, LLC, taxes, portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and "Acquired Fund Fees and Expenses"). This expense limitation continues through September 27, 2013, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I Shares	$73	$1,267

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has not commenced operations yet, it has not reported a portfolio turnover rate as of the date of this prospectus.

PRINCIPAL INVESTMENT STRATEGIES

The PNC Target 2020 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2020 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall asset allocation has been designed, as shown below, to increase the Fund's focus on capital preservation as the target date approaches.

1

TARGET DATE FUNDS

PNC TARGET 2020 FUND

	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
10	45%	20	% – 80%	45%	20	% – 80%	10%	0	% – 30%
0	30%	0	% – 60%	60%	30	% – 100%	10%	0	% – 30%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders. There can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including exchange-traded funds ("ETFs"), unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps

2

TARGET DATE FUNDS

PNC TARGET 2020 FUND

(including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies, options and equity collar strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of the PNC Retirement Income Fund, the Fund may be merged into the PNC Retirement Income Fund at the discretion of the Board of the Trustees (the "Board"), or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in the Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Commodity Risk. The Fund's investments in commodities or commodity-linked instruments may expose the Fund to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of the Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries, including emerging markets, may have a direct effect on the market value of commodities and the companies that engage in related businesses. The Fund's ability to make such investments may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

Currency Risk. To the extent that the Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar

3

TARGET DATE FUNDS

PNC TARGET 2020 FUND

will decline in value relative to the hedged currency. Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund's income from its

4

TARGET DATE FUNDS

PNC TARGET 2020 FUND

investments in inflation-indexed securities are likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Fund's investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser and the Committee (as defined below) will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. This risk may be especially heightened for this Fund as compared to other investment companies because the Fund has an especially long time horizon and it may be accordingly more difficult for the Adviser to anticipate and/or manage the consequences of certain unforeseeable events successfully during the Fund's investment time horizon.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Real Estate Risk. The Fund may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

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Short Sale Risk. When the Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. The Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party.

Tax Risk. The Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Code. If the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

Because the Fund is new and has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare against those of a broad measure of market performance.

When available, updated information on the Fund's performance can be obtained by visiting www.pncfunds.com or by calling 1-800-622-FUND (3863).

MANAGEMENT OF THE FUND

Adviser

PNC Capital Advisors, LLC is the Adviser to the Fund.

Portfolio Managers

The Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for the Fund. First, the Committee identifies eligible asset classes and investments for the Fund. Second, the Committee establishes strategic asset allocation ranges specifying the Fund's minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Fund. The Committee's decisions are based on the collective professional judgment of its voting members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Fund's historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Keith Weigel, Chairman; Kevin McCreadie; Martin Schulz; Doug Roman; Sean Rhoderick; Timothy Compan; Mark McGlone and Donald J. Hohman. Mr. McCreadie serves as the Adviser's Chief Investment Officer and has 20 years of experience managing equity portfolios. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively. Mr. Rhoderick and Mr. Compan are senior portfolio managers on the Adviser's fixed income team. Mr. McGlone serves as the Adviser's Chief Risk Officer and has over 20 years of experience managing fixed-income portfolios. Mr. Hohman serves as a Product Director of the Adviser and has over 20 years of investment product management industry experience. On average, these Committee members have over 20 years of portfolio management experience. The Chairman of the Committee has day-to-day responsibility for managing the Fund's portfolio and works to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Weigel became Chairman of the Committee at its inception in 2009. While he joined the Adviser in 2006, Mr. Weigel has over 25 years of investment industry experience, which includes 17 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms, Allegiant Asset Management and JP Morgan Asset Management.

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on p. 31 of this prospectus.

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INVESTMENT OBJECTIVE

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	5.17%
Acquired Fund Fees and Expenses[2]	0.76%
Total Annual Fund Operating Expenses	5.93%
Fee Waiver and Expense Reimbursement[3]	5.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	0.87%

1  "Other Expenses" are based on estimated amounts for the current fiscal year and include a 0.01% administrative fee payable to PNC Capital Advisors, LLC.

2  "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Other Expenses exceed 0.10%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital Advisors, LLC, taxes, portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and "Acquired Fund Fees and Expenses"). This expense limitation continues through September 27, 2013, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I Shares	$89	$1,312

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has not commenced operations yet, it has not reported a portfolio turnover rate as of the date of this prospectus.

PRINCIPAL INVESTMENT STRATEGIES

The PNC Target 2030 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2030 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

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	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
20	70%	40	% – 90%	15%	0	% – 60%	15%	0	% – 30%
10	45%	20	% – 80%	45%	20	% – 80%	10%	0	% – 30%
0	30%	0	% – 60%	60%	30	% – 100%	10%	0	% – 30%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders. There can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including exchange-traded funds ("ETFs"), unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage

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risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies, options and equity collar strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of the PNC Retirement Income Fund, the Fund may be merged into the PNC Retirement Income Fund at the discretion of the Board of the Trustees (the "Board"), or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in the Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Commodity Risk. The Fund's investments in commodities or commodity-linked instruments may expose the Fund to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of the Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries, including emerging markets, may have a direct effect on the market value of commodities and the companies that engage in related businesses. The Fund's ability to make such investments may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

Currency Risk. To the extent that the Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the

9

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risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency. Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of

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inflation-indexed securities. The Fund's income from its investments in inflation-indexed securities are likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Fund's investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser and the Committee (as defined below) will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. This risk may be especially heightened for this Fund as compared to other investment companies because the Fund has an especially long time horizon and it may be accordingly more difficult for the Adviser to anticipate and/or manage the consequences of certain unforeseeable events successfully during the Fund's investment time horizon.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Real Estate Risk. The Fund may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

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PNC TARGET 2030 FUND

Short Sale Risk. When the Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. The Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party.

Tax Risk. The Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Code. If the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

Because the Fund is new and has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare against those of a broad measure of market performance.

When available, updated information on the Fund's performance can be obtained by visiting www.pncfunds.com or by calling 1-800-622-FUND (3863).

MANAGEMENT OF THE FUND

Adviser

PNC Capital Advisors, LLC is the Adviser to the Fund.

Portfolio Managers

The Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for the Fund. First, the Committee identifies eligible asset classes and investments for the Fund. Second, the Committee establishes strategic asset allocation ranges specifying the Fund's minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Fund. The Committee's decisions are based on the collective professional judgment of its voting members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Fund's historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Keith Weigel, Chairman; Kevin McCreadie; Martin Schulz; Doug Roman; Sean Rhoderick; Timothy Compan; Mark McGlone and Donald J. Hohman. Mr. McCreadie serves as the Adviser's Chief Investment Officer and has 20 years of experience managing equity portfolios. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively. Mr. Rhoderick and Mr. Compan are senior portfolio managers on the Adviser's fixed income team. Mr. McGlone serves as the Adviser's Chief Risk Officer and has over 20 years of experience managing fixed-income portfolios. Mr. Hohman serves as a Product Director of the Adviser and has over 20 years of investment product management industry experience. On average, these Committee members have over 20 years of portfolio management experience. The Chairman of the Committee has day-to-day responsibility for managing the Fund's portfolio and works to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Weigel became Chairman of the Committee at its inception in 2009. While he joined the Adviser in 2006, Mr. Weigel has over 25 years of investment industry experience, which includes 17 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms, Allegiant Asset Management and JP Morgan Asset Management.

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on p. 31 of this prospectus.

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INVESTMENT OBJECTIVE

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	5.17%
Acquired Fund Fees and Expenses[2]	0.85%
Total Annual Fund Operating Expenses	6.02%
Fee Waiver and Expense Reimbursement[3]	5.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	0.96%

1  "Other Expenses" are based on estimated amounts for the current fiscal year and include a 0.01% administrative fee payable to PNC Capital Advisors, LLC.

2  "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Other Expenses exceed 0.10%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital Advisors, LLC, taxes, portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and "Acquired Fund Fees and Expenses"). This expense limitation continues through September 27, 2013, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I Shares	$98	$1,338

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has not commenced operations yet, it has not reported a portfolio turnover rate as of the date of this prospectus.

PRINCIPAL INVESTMENT STRATEGIES

The PNC Target 2040 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2040 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

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	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
30	80%	60	% – 100%	5%	0	% – 40%	15%	0	% – 30%
20	70%	40	% – 90%	15%	0	% – 60%	15%	0	% – 30%
10	45%	20	% – 80%	45%	20	% – 80%	10%	0	% – 30%
0	30%	0	% – 60%	60%	30	% – 100%	10%	0	% – 30%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders. There can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including exchange-traded funds ("ETFs"), unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

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The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies, options and equity collar strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of the PNC Retirement Income Fund, the Fund may be merged into the PNC Retirement Income Fund at the discretion of the Board of the Trustees (the "Board"), or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in the Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Commodity Risk. The Fund's investments in commodities or commodity-linked instruments may expose the Fund to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of the Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries, including emerging markets, may have a direct effect on the market value of commodities and the companies that engage in related businesses. The Fund's ability to make such investments may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

Currency Risk. To the extent that the Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the

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risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency. Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real

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interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund's income from its investments in inflation-indexed securities are likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Fund's investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser and the Committee (as defined below) will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. This risk may be especially heightened for this Fund as compared to other investment companies because the Fund has an especially long time horizon and it may be accordingly more difficult for the Adviser to anticipate and/or manage the consequences of certain unforeseeable events successfully during the Fund's investment time horizon.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Real Estate Risk. The Fund may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest

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rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Short Sale Risk. When the Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. The Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party.

Tax Risk. The Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Code. If the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

Because the Fund is new and has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare against those of a broad measure of market performance.

When available, updated information on the Fund's performance can be obtained by visiting www.pncfunds.com or by calling 1-800-622-FUND (3863).

MANAGEMENT OF THE FUND

Adviser

PNC Capital Advisors, LLC is the Adviser to the Fund.

Portfolio Managers

The Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for the Fund. First, the Committee identifies eligible asset classes and investments for the Fund. Second, the Committee establishes strategic asset allocation ranges specifying the Fund's minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Fund. The Committee's decisions are based on the collective professional judgment of its voting members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Fund's historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Keith Weigel, Chairman; Kevin McCreadie; Martin Schulz; Doug Roman; Sean Rhoderick; Timothy Compan; Mark McGlone and Donald J. Hohman. Mr. McCreadie serves as the Adviser's Chief Investment Officer and has 20 years of experience managing equity portfolios. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively. Mr. Rhoderick and Mr. Compan are senior portfolio managers on the Adviser's fixed income team. Mr. McGlone serves as the Adviser's Chief Risk Officer and has over 20 years of experience managing fixed-income portfolios. Mr. Hohman serves as a Product Director of the Adviser and has over 20 years of investment product management industry experience. On average, these Committee members have over 20 years of portfolio management experience. The Chairman of the Committee has day-to-day responsibility for managing the Fund's portfolio and works to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Weigel became Chairman of the Committee at its inception in 2009. While he joined the Adviser in 2006, Mr. Weigel has over 25 years of investment industry experience, which includes 17 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms, Allegiant Asset Management and JP Morgan Asset Management.

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on p. 31 of this prospectus.

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PNC TARGET 2050 FUND

INVESTMENT OBJECTIVE

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	5.17%
Acquired Fund Fees and Expenses[2]	0.86%
Total Annual Fund Operating Expenses	6.03%
Fee Waiver and Expense Reimbursement[3]	5.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	0.97%

1  "Other Expenses" are based on estimated amounts for the current fiscal year and include a 0.01% administrative fee payable to PNC Capital Advisors, LLC.

2  "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Other Expenses exceed 0.10%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital Advisors, LLC, taxes, portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and "Acquired Fund Fees and Expenses"). This expense limitation continues through September 27, 2013, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I Shares	$99	$1,341

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has not commenced operations yet, it has not reported a portfolio turnover rate as of the date of this prospectus.

PRINCIPAL INVESTMENT STRATEGIES

The PNC Target 2050 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2050 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

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TARGET DATE FUNDS

PNC TARGET 2050 FUND

	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
40	85%	60	% – 100%	0%	0	% – 40%	15%	0	% – 30%
30	80%	60	% – 100%	5%	0	% – 40%	15%	0	% – 30%
20	70%	40	% – 90%	15%	0	% – 60%	15%	0	% – 30%
10	45%	20	% – 80%	45%	20	% – 80%	10%	0	% – 30%
0	30%	0	% – 60%	60%	30	% – 100%	10%	0	% – 30%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders. There can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including exchange-traded funds ("ETFs"), unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

20

TARGET DATE FUNDS

PNC TARGET 2050 FUND

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies, options and equity collar strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of the PNC Retirement Income Fund, the Fund may be merged into the PNC Retirement Income Fund at the discretion of the Board of the Trustees (the "Board"), or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in the Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Commodity Risk. The Fund's investments in commodities or commodity-linked instruments may expose the Fund to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of the Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries, including emerging markets, may have a direct effect on the market value of commodities and the companies that engage in related businesses. The Fund's ability to make such investments may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

Currency Risk. To the extent that the Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the

21

TARGET DATE FUNDS

PNC TARGET 2050 FUND

risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency. Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of

22

TARGET DATE FUNDS

PNC TARGET 2050 FUND

inflation-indexed securities. The Fund's income from its investments in inflation-indexed securities are likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Fund's investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser and the Committee (as defined below) will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. This risk may be especially heightened for this Fund as compared to other investment companies because the Fund has an especially long time horizon and it may be accordingly more difficult for the Adviser to anticipate and/or manage the consequences of certain unforeseeable events successfully during the Fund's investment time horizon.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Real Estate Risk. The Fund may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

23

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PNC TARGET 2050 FUND

Short Sale Risk. When the Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. The Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party.

Tax Risk. The Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Code. If the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

Because the Fund is new and has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare against those of a broad measure of market performance.

When available, updated information on the Fund's performance can be obtained by visiting www.pncfunds.com or by calling 1-800-622-FUND (3863).

MANAGEMENT OF THE FUND

Adviser

PNC Capital Advisors, LLC is the Adviser to the Fund.

Portfolio Managers

The Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for the Fund. First, the Committee identifies eligible asset classes and investments for the Fund. Second, the Committee establishes strategic asset allocation ranges specifying the Fund's minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Fund. The Committee's decisions are based on the collective professional judgment of its voting members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Fund's historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Keith Weigel, Chairman; Kevin McCreadie; Martin Schulz; Doug Roman; Sean Rhoderick; Timothy Compan; Mark McGlone and Donald J. Hohman. Mr. McCreadie serves as the Adviser's Chief Investment Officer and has 20 years of experience managing equity portfolios. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively. Mr. Rhoderick and Mr. Compan are senior portfolio managers on the Adviser's fixed income team. Mr. McGlone serves as the Adviser's Chief Risk Officer and has over 20 years of experience managing fixed-income portfolios. Mr. Hohman serves as a Product Director of the Adviser and has over 20 years of investment product management industry experience. On average, these Committee members have over 20 years of portfolio management experience. The Chairman of the Committee has day-to-day responsibility for managing the Fund's portfolio and works to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Weigel became Chairman of the Committee at its inception in 2009. While he joined the Adviser in 2006, Mr. Weigel has over 25 years of investment industry experience, which includes 17 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms, Allegiant Asset Management and JP Morgan Asset Management.

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on p. 31 of this prospectus.

24

TARGET DATE FUNDS

PNC RETIREMENT INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks current income and some capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	5.17%
Acquired Fund Fees and Expenses[2]	0.51%
Total Annual Fund Operating Expenses	5.68%
Fee Waiver and Expense Reimbursement[3]	5.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	0.62%

1  "Other Expenses" are based on estimated amounts for the current fiscal year and include a 0.01% administrative fee payable to PNC Capital Advisors, LLC.

2  "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Other Expenses exceed 0.10%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital Advisors, LLC, taxes, portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and "Acquired Fund Fees and Expenses"). This expense limitation continues through September 27, 2013, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I Shares	$63	$1,241

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has not commenced operations yet, it has not reported a portfolio turnover rate as of the date of this prospectus.

PRINCIPAL INVESTMENT STRATEGIES

The PNC Retirement Income Fund (the "Fund") may invest in a diversified portfolio of equity, fixed income and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective. The Fund may also invest its assets in an effort to seek real return (i.e., a rate of return in excess of inflation).

Equity Allocation Range		Fixed Income Allocation Range		Diversifier Allocation Range
0	% – 40%	30	% – 100%	0	% – 30%

The ranges shown above are intended to provide an indication of how the Fund may be invested. The Fund's actual allocations can and will differ from the ranges shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the ranges without notice to shareholders. There can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset

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class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including exchange-traded funds ("ETFs"), unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies, options and equity collar strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above.

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An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance and financial goals. There can be no assurance that investing in the Fund will provide a sufficient source of income or that the Fund's returns will keep pace with the rate of inflation.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Commodity Risk. The Fund's investments in commodities or commodity-linked instruments may expose the Fund to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of the Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries, including emerging markets, may have a direct effect on the market value of commodities and the companies that engage in related businesses. The Fund's ability to make such investments may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

Currency Risk. To the extent that the Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency. Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on

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repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund's income from its investments in inflation-indexed securities are likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Fund's investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or

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forward commitment transactions. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser and the Committee (as defined below) will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. This risk may be especially heightened for this Fund as compared to other investment companies because the Fund has an especially long time horizon and it may be accordingly more difficult for the Adviser to anticipate and/or manage the consequences of certain unforeseeable events successfully during the Fund's investment time horizon.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Real Estate Risk. The Fund may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Short Sale Risk. When the Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. The Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party.

Tax Risk. The Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Code. If the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

Because the Fund is new and has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing

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how the Fund's average annual returns compare against those of a broad measure of market performance.

When available, updated information on the Fund's performance can be obtained by visiting www.pncfunds.com or by calling 1-800-622-FUND (3863).

MANAGEMENT OF THE FUND

Adviser

PNC Capital Advisors, LLC is the Adviser to the Fund.

Portfolio Managers

The Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for the Fund. First, the Committee identifies eligible asset classes and investments for the Fund. Second, the Committee establishes strategic asset allocation ranges specifying the Fund's minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Fund. The Committee's decisions are based on the collective professional judgment of its voting members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Fund's historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Keith Weigel, Chairman; Kevin McCreadie; Martin Schulz; Doug Roman; Sean Rhoderick; Timothy Compan; Mark McGlone and Donald J. Hohman. Mr. McCreadie serves as the Adviser's Chief Investment Officer and has 20 years of experience managing equity portfolios. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively. Mr. Rhoderick and Mr. Compan are senior portfolio managers on the Adviser's fixed income team. Mr. McGlone serves as the Adviser's Chief Risk Officer and has over 20 years of experience managing fixed-income portfolios. Mr. Hohman serves as a Product Director of the Adviser and has over 20 years of investment product management industry experience. On average, these Committee members have over 20 years of portfolio management experience. The Chairman of the Committee has day-to-day responsibility for managing the Fund's portfolio and works to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Weigel became Chairman of the Committee at its inception in 2009. While he joined the Adviser in 2006, Mr. Weigel has over 25 years of investment industry experience, which includes 17 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms, Allegiant Asset Management and JP Morgan Asset Management.

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on p. 31 of this prospectus.

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IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) shares of the Target Date Funds (each a "Fund") by phone, mail, wire or online on each day that the New York Stock Exchange ("NYSE") is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact the Funds by phone at 1-800-622-FUND (3863).

By Mail: write to the Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments: There is no minimum investment amount, except as described in the section of the prospectus entitled "Purchasing, Exchanging and Redeeming Fund Shares".

Minimum Subsequent Investments: There is no minimum subsequent investment amount.

Tax Information

Each Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

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DETAILS ABOUT THE FUNDS

More Information About Investment Objectives and Principal Investment Strategies

Each Fund has its own investment objective and strategies for reaching that objective as discussed in the Summary Sections of this prospectus. The investment objective of each Fund may be changed at any time without a shareholder vote. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance and these judgments may affect the return on your investment.

This section provides additional information about the principal investment strategies utilized by the Funds. For temporary defensive purposes, during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments and money market instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective.

This prospectus includes certain statements regarding the Fund's investment intent with respect to certain asset classes. Because each Fund expects to pursue its investment objective by investing in, among other things, other investment companies, each Fund's ability to maintain its investment exposures within these limits at all times may be limited.

PNC Target 2020 Fund

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date. The Fund's investment objective may be changed without shareholder approval.

The PNC Target 2020 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2020 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall asset allocation has been designed, as shown below, to increase the Fund's focus on capital preservation as the target date approaches.

	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
10	45%	20	% – 80%	45%	20	% – 80%	10%	0	% – 30%
0	30%	0	% – 60%	60%	30	% – 100%	10%	0	% – 30%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical

32

allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders.

The Adviser will review the Fund's strategic target allocations among the various asset classes and types of underlying funds on at least a quarterly basis and may make changes when it believes it is beneficial to the Fund, including, but not limited to, adding new asset classes, removing asset classes and changing the asset class target allocations and ranges. The Adviser will also review its tactical allocations on a periodic basis and may make modifications in its discretion.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including ETFs, unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks and achieve the Fund's investment objective, including to seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options

33

on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies and options strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above. Among the options strategies the Fund may employ are equity collars. Equity collars typically consist of writing a call option on a security held by the Fund with a strike price above the security's current market price and buying a put option on the same security with a strike price below the security's current market price. The strategy is intended to allow the Fund to benefit from some appreciation in the security's market value, while limiting the potential loss to the Fund of holding the security. The strategy involves transaction costs and will limit the Fund's ability to benefit from appreciation in the market value of the security above the strike price during the term of the written call option.

The Fund's use of certain diversifying investments, derivatives, trading strategies and/or hedging techniques will be influenced by a number of factors, including their respective costs and liquidity. The Fund may not be able to gain investment exposure to certain asset classes, instruments or products at certain times, or doing so may not be cost-effective or may involve certain other risks that the Adviser believes outweigh the potential benefit to the Fund. Accordingly, there can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of the PNC Retirement Income Fund, the Fund may be merged into the PNC Retirement Income Fund at the discretion of the Board, or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in a Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

34

PNC Target 2030 Fund

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date. The Fund's investment objective may be changed without shareholder approval.

The PNC Target 2030 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2030 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
20	70%	40	% – 90%	15%	0	% – 60%	15%	0	% – 30%
10	45%	20	% – 80%	45%	20	% – 80%	10%	0	% – 30%
0	30%	0	% – 60%	60%	30	% – 100%	10%	0	% – 30%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders.

The Adviser will review the Fund's strategic target allocations among the various asset classes and types of underlying funds on at least a quarterly basis and may make changes when it believes it is beneficial to the Fund, including, but not limited to, adding new asset classes, removing asset classes and changing the asset class target allocations and ranges. The Adviser will also review its tactical allocations on a periodic basis and may make modifications in its discretion.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including ETFs, unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

35

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks and achieve the Fund's investment objective, including to seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Funs initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies and options strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above. Among the options strategies the Fund may employ are equity collars. Equity collars typically consist of writing a call option on a security held by the Fund with a strike price above the security's current market price and buying a put option on the same security with a strike price below the security's current market price. The strategy is intended to allow the Fund to benefit from some appreciation in the security's market value, while limiting the potential loss to the Fund of holding the security. The strategy involves transaction costs and will limit the Fund's ability to benefit from appreciation in the market value of the security above the strike price during the term of the written call option.

The Fund's use of certain diversifying investments, derivatives, trading strategies and/or hedging techniques will be influenced by a number of factors, including their respective costs and liquidity. The Fund may not be able to gain investment exposure to certain asset classes, instruments or products at certain times, or doing so may not be cost-effective or may involve certain other risks that the Adviser believes outweigh the potential benefit to the Fund. Accordingly, there can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of the PNC Retirement Income Fund, the Fund may be merged into the PNC Retirement Income Fund at the discretion of the Board, or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all

36

other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in a Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PNC Target 2040 Fund

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date. The Fund's investment objective may be changed without shareholder approval.

The PNC Target 2040 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2040 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
30	80%	60	% – 100%	5%	0	% – 40%	15%	0	% – 30%
20	70%	40	% – 90%	15%	0	% – 60%	15%	0	% – 30%
10	45%	20	% – 80%	45%	20	% – 80%	10%	0	% – 30%
0	30%	0	% – 60%	60%	30	% – 100%	10%	0	% – 30%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders.

The Adviser will review the Fund's strategic target allocations among the various asset classes and types of underlying funds on at least a quarterly basis and may make changes when it believes it is beneficial to the Fund, including, but not limited to, adding new asset classes, removing asset classes and changing the asset class target allocations and ranges. The Adviser will also review its tactical allocations on a periodic basis and may make modifications in its discretion.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including ETFs, unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

37

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks and achieve the Fund's investment objective, including to seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies and options strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above. Among the options strategies the Fund may employ are equity collars. Equity collars typically consist of writing a call option on a security held by the Fund with a strike price above the security's current market price and buying a put option on the same security with a strike price below the security's current market price. The strategy is intended to allow the Fund to benefit from some appreciation in the security's market value, while limiting the potential loss to the Fund of holding the security. The strategy involves transaction costs and will limit the Fund's ability to benefit from appreciation in the market value of the security above the strike price during the term of the written call option.

The Fund's use of certain diversifying investments, derivatives, trading strategies and/or hedging techniques will be influenced by a number of factors, including their respective costs and liquidity. The Fund may not be able to gain investment exposure to certain asset classes, instruments or products at certain times, or doing so may not be cost-effective or may involve certain other risks that the Adviser believes outweigh the potential benefit to the Fund. Accordingly, there can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of the PNC Retirement Income Fund, the Fund may be merged into the PNC Retirement

38

Income Fund at the discretion of the Board, or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in a Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PNC Target 2050 Fund

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date. The Fund's investment objective may be changed without shareholder approval.

The PNC Target 2050 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2050 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
40	85%	60	% – 100%	0%	0	% – 40%	15%	0	% – 30%
30	80%	60	% – 100%	5%	0	% – 40%	15%	0	% – 30%
20	70%	40	% – 90%	15%	0	% – 60%	15%	0	% – 30%
10	45%	20	% – 80%	45%	20	% – 80%	10%	0	% – 30%
0	30%	0	% – 60%	60%	30	% – 100%	10%	0	% – 30%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders.

39

The Adviser will review the Fund's strategic target allocations among the various asset classes and types of underlying funds on at least a quarterly basis and may make changes when it believes it is beneficial to the Fund, including, but not limited to, adding new asset classes, removing asset classes and changing the asset class target allocations and ranges. The Adviser will also review its tactical allocations on a periodic basis and may make modifications in its discretion.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including ETFs, unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks and achieve the Fund's investment objective, including to seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies and options strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above. Among the options strategies the Fund may employ are equity collars. Equity collars typically consist of writing a call option on a security held by the Fund with a strike price above the security's current market price and buying a put option on the same

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security with a strike price below the security's current market price. The strategy is intended to allow the Fund to benefit from some appreciation in the security's market value, while limiting the potential loss to the Fund of holding the security. The strategy involves transaction costs and will limit the Fund's ability to benefit from appreciation in the market value of the security above the strike price during the term of the written call option.

The Fund's use of certain diversifying investments, derivatives, trading strategies and/or hedging techniques will be influenced by a number of factors, including their respective costs and liquidity. The Fund may not be able to gain investment exposure to certain asset classes, instruments or products at certain times, or doing so may not be cost-effective or may involve certain other risks that the Adviser believes outweigh the potential benefit to the Fund. Accordingly, there can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of the PNC Retirement Income Fund, the Fund may be merged into the PNC Retirement Income Fund at the discretion of the Board, or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in a Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PNC Retirement Income Fund

The Fund seeks current income and some capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The PNC Retirement Income Fund (the "Fund") may invest in a diversified portfolio of equity, fixed income and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective. The Fund may also invest its assets in an effort to seek real return (i.e., a rate of return in excess of inflation).

Equity Allocation Range		Fixed Income Allocation Range		Diversifier Allocation Range
0	% – 40%	30	% – 100%	0	% – 30%

The ranges shown above are intended to provide an indication of how the Fund may be invested. The Fund's actual allocations can and will differ from the ranges shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the ranges without notice to shareholders.

The Adviser will review the Fund's strategic allocations within the various asset classes and types of underlying funds on at least a quarterly basis and may make changes when it believes it is beneficial to the Fund, including, but not limited to, adding new asset classes, removing asset classes and changing the asset class ranges. The Adviser will also review its tactical allocations on a periodic basis and may make modifications in its discretion.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including ETFs, unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least

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one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks and achieve the Fund's investment objective, including to seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies and options strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above. Among the options strategies the Fund may employ are equity collars. Equity collars typically consist of writing a call option on a security held by the Fund with a strike price above the security's current market price and buying a put option on the same security with a strike price below the security's current market price. The strategy is intended to allow the Fund to benefit from some appreciation in the security's market value, while limiting the potential loss to the Fund of holding the security. The strategy involves transaction costs and will limit the Fund's ability to benefit from appreciation in the market value of the security above the strike price during the term of the written call option.

The Fund's use of certain diversifying investments, derivatives, trading strategies and/or hedging techniques will be influenced by a number of factors, including their respective costs and liquidity. The Fund may not be able to gain investment exposure to certain asset classes, instruments or products at certain times, or doing so may not be cost-effective or may involve certain other risks that the Adviser believes outweigh the potential benefit to the Fund. Accordingly, there can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance and financial goals. There can be no assurance that investing in a Fund will provide a sufficient source of income or that the Fund's returns will keep pace with the rate of inflation.

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Information on Additional Investment Policies

Additional investment policies are described in this section. The Funds also may invest in other securities, use other strategies and engage in other investment practices.

See the Statement of Additional Information for more detail on the investment policies of the Funds.

Investment Companies

The Funds may seek to achieve their investment objective by investing exclusively or primarily in securities of other investment companies, including open-end mutual funds, closed-end funds and ETFs. Investing in such vehicles means the Funds are subject to the risks and fees of investing in such vehicles and the Funds may not achieve their investment objectives if the vehicles in which they invest do not achieve their objectives or if they otherwise underperform.

Among the investment companies in which the Funds may invest are other PNC funds. Because the Adviser and/or its affiliates receive fees for providing services to other PNC funds, the Funds' investments in the other PNC funds benefit the Adviser and/or the Adviser's affiliates. Additionally, the Funds' investments in other PNC funds may represent a significant portion of the other PNC funds' assets. Such investments create a conflict of interest for the Adviser in managing the Funds' assets. In addition to other PNC funds, the Funds may invest in other investment companies not sponsored or affiliated with the Adviser. The Adviser will have no ability to control or affect how those other investment companies are managed. Such other investment companies may underperform and may be managed or perform in a manner inconsistent with the Adviser's expectations.

Derivatives and Futures Contracts

A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invests.

Securities Lending

The Funds may lend their portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Funds will receive collateral from the borrower equal to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned. Should the borrower of the securities fail financially, the Funds may experience delays in recovering the loaned securities or exercising its rights in the collateral. The Fund bears the risk of loss on any collateral it invests.

Illiquid Securities

The Funds may invest up to 15% of their net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities. Restricted securities are a type of security that may only be resold to certain eligible qualified buyers. From time to time, a Fund may determine pursuant to procedures adopted by the Funds' Board of Trustees (the "Board") that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

Repurchase Agreements

Each Fund may invest in repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security (e.g., a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash with limited market risk, although the Fund bears the risk of a seller's failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject a Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights as to the security and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Foreign Securities

The Funds may invest in foreign securities. Such securities may or may not be listed on foreign stock exchanges and may include equity securities and debt securities (e.g., convertible bonds) of foreign entities and obligations of foreign branches of U.S. banks and of foreign banks. Investments in foreign securities involve certain inherent risks, such as risks specific to the country of issue, foreign currencies, the availability of information and differing regulatory regimes. For more information, please see "Foreign (Non-U.S.) Investment Risk" in the "More Information About the Principal Risks" section of this prospectus.

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Cash Management

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds and PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

Industries and Sectors

Each Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industries or sectors that the Adviser believes hold high potential.

Notes on Investment Limitations

The Funds have adopted policies or restrictions that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply only at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit a Fund's investment to a certain percentage of assets or in issuers of a certain credit quality.

More Information About Principal Risks

The Adviser evaluates the risks and rewards presented by all securities purchased by the Funds and how they advance the Funds' investment objectives. It is possible, however, that these evaluations will prove to be inaccurate. No matter how well the Adviser does in performing and executing on its assessments, you could lose money on your investment in the Funds, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend, among other things, on how widely the Fund diversifies its holdings.

This section provides additional information about the principal risks of investing in the Funds.

Active Trading Risk. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by a Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund's shareholders.

Allocation Risk. The Funds are subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The Adviser's allocation decisions may be based, in part, on the historical performance of certain asset classes. The historical performance of an asset class may not indicate how it will perform in the future and may cause the Adviser to allocate a Fund's assets in a manner that is less than optimal and may cause a Fund to fail to meet its investment objective.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to a Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

To the extent that a Fund invests in securities of distressed companies, it may be exposed to greater credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed issuers include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest

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payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could negatively affect the market for these securities and reduce a Fund's ability to sell these securities.

Commodity Risk. The Funds' investments in commodities or commodity-linked instruments may expose such Fund to greater volatility than investments in traditional securities. The Funds may invest directly in commodities, including, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and other commodities. The Funds may also invest in commodities indirectly by investing in derivatives or other financial instruments where the reference asset is a commodity or commodity index, by investing in pooled investment vehicles that hold commodities, or by investing in companies that engage in, for example, the exploration for, processing of, or commercialization of commodities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of a Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity -producing countries may have a direct effect on the market value of commodities and the companies that engage in related businesses. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia.

Substantially all the natural resources or related companies in which a Fund may invest could be located in foreign countries, including emerging markets, and the related companies may be small capitalization companies. The Funds could incur, directly or indirectly, storage costs for bullion and coins.

A Fund's ability to invest directly or indirectly in natural resources, precious metals and other commodities, in financial instruments related to such assets, and in certain ETFs and other pooled investment vehicles investing in such assets or in instruments related to such assets, may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

To the extent a Fund invests in a subsidiary to gain exposure to commodity instruments, the Fund will bear additional risks. Such a vehicle will not be registered under the Investment Company Act of 1940 (the "1940 Act") and will not be subject to all of the investor protections of the 1940 Act. Recent rules adopted by the Commodity Futures Trading Commission ("CFTC") may subject such a vehicle, the Funds and/or the Adviser to additional requirements and may affect a Fund's ability to use a subsidiary to pursue its investment strategies. The potential impact of the new CFTC rules on the Funds is uncertain. Changes in applicable law could negatively affect the Funds and their shareholders.

Currency Risk. To the extent that a Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency.

Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund. Currency risk may be especially high if a Fund invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging or frontier market countries, which may give rise to market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Derivatives Risk. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies. A small investment in derivatives could have a potentially large impact on a Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by a Fund and the value of the reference asset. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. The Funds may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. The successful use of derivatives requires sophisticated management, and to the extent that derivatives are used, a Fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a Fund. A Fund's use of derivatives may also increase the amount of taxes payable by shareholders. If a Fund enters into a derivatives transaction as a substitute for taking a position in an underlying asset, the Fund is subject to the risk that the derivatives transaction may not provide a return that corresponds with the reference asset.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not

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always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to a Fund.

If a Fund sells protection on credit default swaps relating to debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the debt security issuer, or the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments. Writing credit default swaps effectively adds leverage to a Fund's portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent. Those risks may include: greater fluctuations in market values and currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which a Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value ("NAV"), to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding or other taxes against dividend and interest income realized with respect to foreign securities, or proceeds on the sale thereof. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce a Fund's yield on such securities.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

•  The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

•  A Fund may incur substantial costs in connection with conversions between various currencies;

•  A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

•  Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored depositary receipts. Depositary receipts may represent the right to receive securities of foreign issuers deposited in a bank or other depository. Some depositary receipts are traded in the United States with prices quoted in U.S. dollars.

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High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

•  Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move more independently of interest rates than the overall bond market.

•  The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

•  Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting a Fund's interests.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. A Fund's income from its investments in inflation-indexed securities are likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

If a Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. Additionally, if a Fund purchases inflation-indexed securities in the secondary market whose price has been adjusted upward due to real interest rates decreasing, the Fund may experience a loss if real interest rates subsequently increase. Other than certain inflation-indexed securities issued by the U.S. Government, the principal value and interest payments of inflation-indexed securities are not guaranteed.

Any increase in principal value of inflation-indexed securities caused by an increase in the index they are tied to is taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements for treatment as a regulated investment company and to eliminate any fund-level tax liability under the Internal Revenue Code of 1986, as amended (the "Code").

Inflation-indexed securities are tied to indices that are calculated based on the rates of inflation for prior periods and there is typically a lag between the time that inflation occurs in the economy and when it is factored into valuations of inflation-indexed securities. There can be no assurance that such indices will accurately measure the real rate of inflation or that the values of inflation-indexed securities will accurately reflect the real rate of inflation in the prices of goods and services. In periods of deflation, a Fund may not earn any income from its investments in inflation-indexed securities to distribute.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Investment Company Risk. The Funds may invest in shares of other investment companies, including ETFs. To the extent that a Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

Issuer Risk. The value of a Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

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Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund invests in foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, a Fund will tend to have greater exposure to liquidity risk.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause a Fund's performance to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities (or the value of the underlying funds). Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction.

Management Risk. The Funds are subject to management risk because they are actively managed. The Adviser and the Committee will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. This risk may be especially heightened for these Funds as compared to other investment companies because certain of the Funds have an especially long time horizon and it may be accordingly more difficult for the Adviser and the Committee to anticipate and/or manage the consequences of certain events, such as market disruptions, changes in rates of inflation, significant geopolitical and economic events, and significant legal, tax and regulatory changes, successfully during the Fund's investment time horizon. Moreover, the consequences of events with limited or no historical precedent may be especially difficult to predict or manage.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of a Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Geopolitical and other events may disrupt markets and adversely affect global economies. Likewise, natural and environmental disasters and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a Fund's investments. These events could also cause a Fund's exposure to the risks described elsewhere in this prospectus to increase. Market disruptions can also prevent a Fund from implementing its investment programs for a period of time and achieving its investment objective.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This

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leads to the risk that a Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Real Estate Risk. The Funds may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate investment trust ("REIT") or in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Short Sale Risk. When a Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. A Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party. Therefore, short sales may exaggerate losses, and the Fund may potentially lose more money than the actual cost of the investment. A Fund's potential loss on certain short sale transactions is theoretically unlimited.

Tax Risk. A Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Code. If a Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) are recharacterized for U.S. federal tax purposes, the Fund's status as a regulated investment company may be jeopardized. If a Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. See "Dividends and Tax Aspects of Investing in the Funds" below.

Disclosure of Portfolio Holdings

The Funds publish on the Funds' website (pncfunds.com) their complete portfolio holdings as of the end of each calendar quarter. In addition, the Funds publish on the Funds' website portfolio holdings information as of each month-end. Portfolio holdings information is typically posted within 15 days after the end of each calendar quarter or month, as applicable. This information will be available on the Funds' website until the date on which a Fund files its next portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website (pncfunds.com).

INVESTMENT ADVISER AND INVESTMENT TEAMS

PNC Capital Advisors, LLC ("PNC Capital" or the "Adviser") is the investment adviser to the Funds and is located at One East Pratt Street – 5th Floor, Baltimore, MD 21202. As of June 30, 2012, the Adviser had approximately $33.7 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for managing the Funds.

The Adviser and the Target Date Funds have entered into an investment advisory agreement pursuant to which each Fund will pay the Adviser a fee equal to the annual rate of 0.40% of that Fund's average daily net assets that are not invested in (1) other registered investment companies, (2) pooled investment vehicles that charge a fee for advisory services and (3) exchange-traded notes the contractual returns of which are calculated by reference to the performance of a broad-based securities market index. The Adviser has contractually agreed to waive its management fee and reimburse or pay certain operating expenses for each Fund to the extent the Fund's Other Expenses exceed 0.10%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital Advisors, LLC, taxes, portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and "Acquired Fund Fees and Expenses"). This expense limitation continues through September 27, 2013, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense

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reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

A discussion regarding the basis for the Board's approval of the investment advisory agreement will be available in the Funds' initial shareholder report covering the period in which the approval occurred.

Manager of Managers Structure

PNC Funds has received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination or replacement. The Adviser may, in the future, recommend to the Board the establishment of the Manager of Managers Structure for any of the PNC Funds. Currently, the Target Date Funds do not operate under a Manager of Managers structure. Shareholders will be notified of any changes made to sub-advisers within 90 days of the change.

Portfolio Management

The Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for the Funds. First, the Committee identifies eligible asset classes and investments for the Funds. Second, the Committee establishes strategic asset allocation ranges specifying the Funds' minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Funds. The Committee's decisions are based on the collective professional judgment of its members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Funds' historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve each Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Keith Weigel, Chairman; Kevin McCreadie; Martin Schulz; Doug Roman; Sean Rhoderick; Timothy Compan; Mark McGlone and Donald J. Hohman. Mr. McCreadie serves as the Adviser's Chief Investment Officer and has 20 years of experience managing equity portfolios. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively. Mr. Rhoderick and Mr. Compan are senior portfolio managers on the Adviser's fixed income team. Mr. McGlone serves as the Adviser's Chief Risk Officer and has over 20 years of experience managing fixed-income portfolios. Mr. Hohman serves as a Product Director of the Adviser and has over 20 years of investment product management industry experience. On average, these Committee members have over 20 years of portfolio management experience. The Chairman of the Committee has day-to-day responsibility for managing the Fund's portfolio and works to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Weigel became Chairman of the Committee at its inception in 2009. While he joined the Adviser in 2006, Mr. Weigel has over 25 years of investment industry experience, which includes 17 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms, Allegiant Asset Management and JP Morgan Asset Management.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Funds is described in the Statement of Additional Information.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange and redeem Class I Shares of the Funds. The Funds may accept or reject any purchase order.

Class I Shares have no sales charge and no minimum initial investment, except as described below.

Class I Shares may be purchased through the trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with PNC Funds Distributor, LLC (the "Underwriter") to place trades for institutional accounts, broker products or similar products. In order to purchase Class I Shares through one of these entities, you must have an account with the entity. That account will be governed by its own rules and regulations that may be more stringent than the rules and regulations governing a direct investment in the Funds. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that

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institution. Class I Shares may be purchased directly by institutional investors including corporate investors, pension, retirement and profit sharing plans and foundations and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.

Employees, directors, officers and retirees of PNC Funds, the PNC Financial Services Group, Inc. or any of its affiliates, the Fund's Co-Administrators, Underwriter or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) may purchase Class I Shares subject to a $1,000 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. Planned Investment Programs are subject to a $50 monthly minimum investment.

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by the Board, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

How to Purchase and Exchange Fund Shares

New Account Set Up	Adding to an Existing Account
Online pncfunds.com	• Visit our site and click on "Account Access" to submit an online application. Or log on to our on-line Forms Center to print an application and mail to the address below.
• Unless you arrange to pay by wire or Automated Clearing House ("ACH"), write your check, payable in U.S. dollars, to "PNC Funds (Fund name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).	• You may place your purchase order on our website using your established banking instructions for payment. To authorize this service, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Mail	• Complete and sign an application. Applications may be requested by calling 1-800-622-FUND (3863) and are also available at pncfunds.com.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the completed and signed account application and your check to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722	• Provide purchase instructions with the fund name, share class, your account number and account registration information.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the instructions and the check to one of the two mailing addresses provided.

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How to Purchase and Exchange Fund Shares (continued)

New Account Set Up	Adding to an Existing Account
By Telephone with Wire Transfer	• Call Investor Services at 1-800-622-FUND (3863) to set up an account number and to receive a wire control number to be included in the body of the wire.
• Ask your bank to immediately transmit available funds by wire. Your bank may charge you a wiring fee for this service.
• Wiring instructions are as follows:
The Bank of New York Mellon
ABA # 011001234
Credit: 0000735906
BNY Mellon Investment Servicing (US) Inc.
as agent for PNC Funds
Further Credit: Beneficiary Name
 Beneficiary Fund/Account Number
• Complete and sign the account application and mail to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.	• If you previously selected the telephone purchases option for your account, call Investor Services at 1-800-622-FUND (3863) to purchase additional shares.
• If your bank account information is on file, you can request purchases through federal funds wire or electronic transfer through the ACH.
• To add telephone purchases option to your account, please complete an Account Maintenance Form or call Investor Services.
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

By Exchange	• You may exchange your shares of a PNC Fund for the same class of shares of another PNC Fund.
• Call with your account name, number, and amount of exchange into an existing account (minimum amount is $1,000).
• You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.	• If you previously selected the telephone exchange option for your account, call our Investor Services at 1-800-622-FUND (3863) to exchange your shares.
• To authorize exchanges to your account, please complete an Account Maintenance Form or call Investor Services.

Financial Intermediary

•  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds' transfer agent on time.

•  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

•  PNC Funds may authorize certain financial intermediaries to receive, on behalf of PNC Funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day (as defined below) and subsequently communicated properly to the Fund, and the order will be priced at the Fund's NAV per share next determined after such receipt by the financial intermediary.

Note: If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

How We Calculate NAV

The price of Fund shares is based on the Fund's NAV. NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

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In calculating NAV, a Fund generally values its investment portfolio at market price. Market values for fixed income securities may be determined on the basis of valuations provided by an independent pricing service, which may use information such as the yields or prices of bonds of comparable quality, coupon, maturity and type; quoted bid prices or indications as to values from dealers; and general market conditions. The independent pricing service may also employ electronic data processing techniques and matrix systems to determine the values of the Funds' fixed income securities. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost.

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable by the Adviser, fair value prices will be determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the New York Stock Exchange ("NYSE")) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities such that market quotations are not reliable or readily available. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments. Expenses common to all the Funds are allocated among the Funds on the basis of average net assets. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

General Information Regarding Purchases

You may purchase shares on any day that the NYSE is open for business (Business Day). Shares cannot be purchased by wire transactions on days when the federal reserve banks are closed.

PNC Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form. In order for you to receive a Fund's NAV determined on a business day, your authorized financial intermediary, if any, must receive your redemption request in good order before the close of trading on the NYSE (normally, 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly to the Fund. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading.

Certain shareholders may also purchase shares of the money market funds of PNC Advantage Funds (together with PNC

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Funds, the "Fund Complex"), investment portfolios of another registered investment company for whom the Adviser provides investment advisory services. PNC Advantage Funds' minimum initial investment is $3 million, subject to certain exceptions. There is no minimum subsequent investment. PNC Advantage Funds, at their discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $3 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of PNC Advantage Funds, adequate intent and availability of assets to reach a future level of investment of $3 million in the Fund Complex. Please see the PNC Advantage Funds prospectus for more information.

General Information Regarding Exchanges

You may exchange Class I Shares of one Fund for Class I Shares of another Fund. You may exchange your shares on any Business Day.

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason.

Sales Charges

There are no sales charges on the purchase of Class I Shares.

How to Redeem Your Fund Shares

Shareholders may redeem shares by following the procedures described below.

Online pncfunds.com	The minimum amount for Internet redemptions is $100. To authorize this service, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Telephone 1-800-622-FUND (3863)	Call with your account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record.

Financial Intermediary	Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Funds.

Signature Guarantee

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

Receiving Your Money

If you would like the proceeds of your redemption to be sent to an address, or made payable to a payee which is different from the address or payee information we have on record, please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order. Good order means, among other things, that your request includes complete information.

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your financial intermediary may charge a fee.

If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase). If you recently changed your address you will not be able to redeem your shares within 30 days after the change without a Medallion Signature Guarantee.

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Redemptions in Kind

We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in securities (redemptions in kind) rather than cash when the Fund determines that it is in the best interests of the Fund. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

Involuntary Sale of Your Shares

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will give you or your financial intermediary at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Redeem Your Shares

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a)  trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  the SEC has by order permitted the Fund's suspension;

(d)  an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets; or

(e)  permitted by applicable law.

Telephone and Internet Transactions

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss.

Customer Identification Program

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

Cost Basis Reporting

When you redeem or exchange Fund shares, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the Internal Revenue Service on an Internal Revenue Service Form 1099-B cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the "wash sale" rules. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

A Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund's default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary's default method (or the method you have selected by notifying the intermediary) will apply. Please see the Funds' website at: pncfunds.com or contact the Funds at 1-800-622-FUND (3863) or consult your financial intermediary, as appropriate, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in a Fund, and to determine which available cost basis method is best for you.

Limitations on Purchases, Exchanges and Redemptions

The Board has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall

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request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

General Trading Limits: Fund shareholders are limited to no more than one "round trip" transaction – a fund purchase followed shortly by a corresponding sale (redemption or exchange) – during a 60-day period. If more than one "round trip" transaction occurs in an account, there must be at least 60 calendar days between the initiation of each transaction.

PNC Funds reserves the right to notify shareholders who violate PNC Funds' market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

•  Reject a purchase or exchange order

•  Delay payment of immediate cash redemption proceeds for up to seven calendar days

•  Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

•  Limit the amount of any exchange

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

Dividends from net investment income are declared and paid as follows:

Fund Name
PNC Target 2020 Fund	Annually
PNC Target 2030 Fund	Annually
PNC Target 2040 Fund	Annually
PNC Target 2050 Fund	Annually
PNC Retirement Income Fund	Quarterly

Each Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the corresponding distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain United States federal income tax considerations generally applicable to investments in the Funds under current law, which is subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are United States citizens or residents. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Each Fund intends to qualify and be treated each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

Fund Distributions

Each Fund intends to distribute each year all or substantially all of its net investment income and capital gains, including its net capital gain (the excess of long-term capital gain over short-term capital loss, in each case determined with reference to any loss carryforwards). You will be subject to federal income tax on Fund distributions in the manner described herein, regardless of whether they are paid in cash or reinvested in additional shares. Although distributions are generally taxable to you in the year they are paid, distributions declared in October, November or December but paid in the following

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January are taxable as if they were paid on December 31 of the year in which they were declared.

Distributions of investment income (other than exempt-interest dividends, if any, described below) and gains from the sale of investments that a Fund owned for one year or less will generally be taxable to you at ordinary income rates. Distributions attributable to the net capital gain of a Fund ("capital gain dividends") will generally be taxable to you as long-term capital gain, regardless of how long you have held your shares. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. You will be notified annually of the tax status of distributions paid to you.

For taxable years beginning before January 1, 2013, distributions of investment income properly reported by a Fund as derived from "qualified dividend income" will generally be taxable to you at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Certain of a Fund's investment activities, such as investments in debt securities, securities lending activities, if any, high portfolio turnover, or investments in "non-qualified" foreign corporations will result in a lesser amount of the Fund's distributions qualifying for this favorable tax treatment than if the Fund had not conducted such activities. Also, if a Fund receives dividends from a regulated investment company in which the Fund invests (an "Underlying RIC"), and the Underlying RIC reports such dividends as "qualified dividend income," then the Fund is permitted, in turn, to report a portion of its distributions as "qualified dividend income," provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC. The special tax treatment of qualified dividend income will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. See the Statement of Additional Information for a description of the requirements necessary for this favorable tax treatment to apply.

A portion of the Funds' dividends paid to corporate shareholders may be eligible for the dividends-received deduction, provided holding period and other requirements are met at both the shareholder and Fund levels. Certain of a Fund's investment activities, such as investments in debt securities, securities lending activities, if any, high portfolio turnover rate, or investments in foreign corporations will result in a smaller portion of the Fund's distributions qualifying for the dividends-received deduction than if the Fund had not conducted such activities. Also, if the Fund receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

A Fund may be eligible to report a portion of its distributions as exempt-interest dividends, which are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but may be subject to state and local taxes and may result in liability for the federal alternative minimum tax. If, at the close of each quarter of a Fund's taxable year, at least 50% of its total assets consists of interests in Underlying RICs, the Fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying RICs, and of interest on any tax-exempt obligations in which it directly invests, if any.

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the "net investment income" of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends (described below), and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. However, you will be taxed on the entire amount of the distribution received, even though, as an economic matter, all or a portion of the distribution constitutes a return of capital. This tax result is known as "buying into a dividend."

Redemptions or Exchanges

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange, or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. As described under "Cost Basis Reporting" above, upon the sale, exchange, or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service with cost basis and certain other related tax information about the Fund shares you sold, redeemed or exchanged. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

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Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, all or a portion of any loss realized on a disposition of shares of a Fund will be disallowed under the "wash sale" rules if other shares of the same Fund are purchased within 30 days before or after the disposition, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.

Investments in other Regulated Investment Companies

A Fund's investments in shares of an Underlying RIC can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the Underlying RIC, rather than in shares of the Underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RIC.

Investments in Certain Debt Instruments and Derivatives

Certain of a Fund's investments, including certain debt instruments, derivatives, options, futures, forwards, and swaps, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments, including when not otherwise advantageous to do so, in order to make required distributions).

Investments in Foreign Securities

A Fund's investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing, amount, or character of the Fund's distributions.

Foreign Taxes

A Fund's investments in foreign securities may be subject to foreign withholding taxes, which can decrease the Fund's yield on such securities. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries, in respect of foreign securities the Fund has held for at least a minimum period specified by the applicable tax rules. Alternatively, if at the close of each quarter of a Fund's taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, the Fund will be a "qualified fund of funds." In that case, the Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by an Underlying RIC in which the Fund invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. In either case, even if the Fund qualifies to make such election for any year, it may determine not to do so. See the Statement of Additional Information for additional information regarding such credits.

Investments in Commodities and Commodity-Related Instruments

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, derive at least 90% of its gross income from certain specified sources (such income, "qualifying income"). Direct investment in commodities and certain commodity-related instruments generally do not, under published Internal Revenue Service guidance, produce qualifying income. Each Fund intends to gain exposure to the commodities markets by investing directly in commodity-related instruments that the Fund believes give rise to qualifying income or otherwise in such a manner that it satisfies the 90% qualifying income requirement, or indirectly through its investment in a wholly owned subsidiary organized under the laws of a foreign jurisdiction that, in turn, would invest in commodity-related instruments. Under the tax diversification requirements described above, a Fund may not invest more than 25% of its total assets in such subsidiaries. Any such subsidiary will intend to operate in such a manner that the 90% qualifying income requirement is satisfied in respect of a Fund investing in such subsidiary. See "Tax Status Risk" above for further discussion of potential tax risks of a Fund's commodity and commodity-related investments.

It is expected that any such subsidiary generally will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation for U.S. federal tax purposes, and a Fund investing in such subsidiary will be required to include in its income annually amounts earned by the subsidiary during that year, regardless of whether such income is distributed by the subsidiary to the Fund. Gains from the sales of investments by the subsidiary will not be eligible for capital gain treatment, but instead will be treated as ordinary income when included in income by the Fund. Furthermore, the Fund will be required to distribute the subsidiary's income annually to its shareholders in order to avoid any tax liability at the Fund level and continue to be treated as a regulated investment company, whether or not the subsidiary makes a distribution to the Fund during the taxable

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year. As a result, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to meet these distribution requirements.

Backup Withholding

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable distributions or gross proceeds realized upon redemption of Fund shares payable to shareholders who fail to provide to the Fund a correct taxpayer identification number in the manner required, who have under-reported dividend or interest income, or who fail to certify to the Fund that they are not subject to backup withholding. Under current law, the backup withholding rate is 28% for amounts paid through 2012 and will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

IRAs and Other Tax-Advantaged Accounts

IRAs, tax-qualified retirement plans and certain other tax-advantaged accounts generally are not subject to U.S. federal income tax on distributions from a Fund or on redemptions of shares of a Fund. Special tax rules apply to investments through such accounts. Investors in a Fund through such tax-advantaged accounts generally are not subject to U.S. federal income tax on distributions from the Fund that are received by the account or on redemptions of the Fund's shares held in the account. Distributions from a tax-advantaged account generally are taxable to the recipient as ordinary income, with certain exceptions (for example, distributions from a Roth 401(k) plan generally are not taxable to participants in such a plan).

If you are investing through a tax-advantaged account, you should consult with your own tax advisor and your plan administrator or other designated financial intermediary to determine the suitability of a Fund as an investment through such account and the specific U.S. federal income, as well as any possible state, local, foreign or other, tax consequences to you of investing in the Fund through the account.

U.S. Federal Tax Treatment of Foreign Shareholders

Investors that are not U.S. citizens or residents should consult their own tax advisors regarding the U.S. and non-U.S. tax consequences of an investment in a Fund.

State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is in the Statement of Additional Information.

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APPENDIX A

Below is a list of some of the other PNC Funds and PNC Advantage Funds in which the Fund may invest from time to time and a brief description of their investment objective and a summary of their principal investment strategies:

Equity Funds

PNC Large Cap Core Equity Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of domestic large cap equity securities which includes common stock, ADRs, preferred stock, warrants and rights. The Adviser employs a philosophy combining disciplined portfolio construction with security selection that blends both value and growth investment styles. A large portion of the Fund will be invested in companies with a minimum market capitalization of $3 billion, but the Fund may invest in companies of any market capitalization.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, quantitative and technical factors to help identify appropriate investments for the Fund. The Adviser utilizes a disciplined sell process and may choose to sell a holding, for example, when it does not satisfy specific quantitative criteria, if analysts project earnings below consensus or to take advantage of a better investment opportunity.

PNC S&P 500 Index Fund

Investment Objective

The Fund seeks to approximate, before Fund expenses, the investment results of the S&P 500® Index.

Principal Investment Strategies

Under normal circumstances, the Fund invests substantially all, but in no event less than 80%, of its net assets plus any borrowings for investment purposes in stocks included in the S&P 500® Index. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The S&P 500® Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets will normally be invested in stocks included in the S&P 500® Index in approximately the same relative proportion as those stocks are held in the S&P 500® Index. The Fund does not, however, simply invest in a portfolio that replicates the precise composition of the S&P 500® Index, and the Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). The Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, may result in net returns after expenses that may more closely approximate the returns of the S&P 500® Index. The Adviser may invest in S&P 500® Index futures in addition to or in place of S&P 500® Index stocks to attempt to equal the performance of the S&P 500® Index. The Fund may also invest in other S&P 500® Index derivatives with economic characteristics similar to the common stocks in the S&P 500® Index. Under normal circumstances, the notional amount of investments in derivatives will not exceed 20% of the Fund's net assets. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk/volatility or as part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Large Cap Value Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of value-oriented domestic equity securities of large cap companies. The Fund defines a large cap company as one whose market capitalization at the time of purchase is greater than $3 billion. In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally seeks to sell a security when its market value equals or exceeds what the Adviser believes is its intrinsic value. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC Large Cap Growth Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of growth-oriented domestic large cap equity securities. The Adviser

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employs a philosophy combining disciplined portfolio construction with flexible security selection. A large portion of the Fund will be invested in companies with a minimum market capitalization of $3 billion. The Adviser utilizes a disciplined sell process and may choose to sell a holding, for example, when it does not satisfy specific quantitative criteria, if analysts project earnings below consensus or to take advantage of a better investment opportunity.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

PNC Mid Cap Value Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of value-oriented domestic equity securities of mid cap companies. The Fund defines a mid cap company as one whose market capitalization at the time of purchase falls approximately between $750 million and $20 billion. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally seeks to sell a security when its market value equals or exceeds what the Adviser believes is its intrinsic value. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in mid cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC Multi-Factor Small Cap Value Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Value Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Value Index. Using an analytical process together with fundamental research methods to implement a "value" approach, the Adviser assesses the performance potential of companies and buys those companies it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industry sectors that the Adviser believes hold high potential.

PNC Multi-Factor Small Cap Core Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Index. Using an analytical process together with fundamental research methods, the "Adviser assesses the performance potential of companies and buys those companies that possess both value and growth characteristics. The Adviser assesses a company's prospects by reviewing and analyzing purchase candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in IPOs, the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's objectives.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion

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of its assets in one or more industry sectors that the Adviser believes hold high potential.

PNC Small Cap Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in stocks of U.S. small cap companies with stock market capitalizations between $100 million and $3 billion at time of purchase. The Fund also considers a small cap company as one whose market capitalization at the time of purchase falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Index. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

The Adviser investment process is to invest in securities of companies based on the Adviser's analysis of the company's cash flow. The Adviser's investment process focuses, specifically, on Cash Flow Return on Investment (CFROI®)1. CFROI® is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI® is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Adviser first screens companies that are improving their CFROI® measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced.

In addition, as part of its screening process, the Adviser looks for companies whose management understands how to create value for shareholders, through their ability to deploy capital and that are market leaders with respect to the product or service they provide, and are a part of a strong growing industry. The Adviser will generally sell a security when cash flow return on investment flattens or declines, and when market price equals or exceeds the Adviser's cash flow value "target". However, none of the sell characteristics are automatic.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC Multi-Factor Small Cap Growth Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Growth Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Growth Index. Using an analytical process together with fundamental research methods, the Adviser assesses the performance potential of companies and buys stocks of those companies that it believes offer the best prospects for superior performance. The Adviser assesses a company's prospects for growth by reviewing and analyzing purchase candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in IPOs, the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industry sectors that the Adviser believes hold high potential for growth.

PNC International Equity Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in equity securities that are tied economically to a number of countries throughout the world. The Fund will limit investments in securities of issuers in countries with developing markets (non-Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE Index")) or economies to no more than 25% of the Fund's total assets, and will not invest more than 10% of its total assets in any single such country. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may invest in companies of any capitalization.

The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange traded funds,

62

closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

The Fund may use exchange traded funds, closed-end funds and derivative instruments, combined with investments in money market securities and forward currency agreements, to gain broad exposure to markets and/or a particular index. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. The Fund may also use futures to gain diversified exposure to a specific country or region. These instruments are not used for the purpose of introducing leverage in the Fund, though they may have that result. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, or as part of a hedging strategy.

Fixed Income Funds

PNC Ultra Short Bond Fund

Investment Objective

The Fund seeks to provide high current income while preserving capital.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of investment grade securities such as U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities at the time of purchase. The dollar-weighted average maturity of the Fund's portfolio is normally expected to be less than 18 months, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will seek to add value by, among other things, emphasizing market sectors and individual securities that, based on historical yield relationships and the Adviser's judgment, represent attractive opportunities. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, if unrated, determined by the Adviser to be of comparable quality. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PNC Limited Maturity Bond Fund

Investment Objective

The Fund seeks to provide current income as well as preservation of capital.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from one to five years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defense purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PNC Government Mortgage Fund

Investment Objective

The Fund seeks to provide current income as well as preservation of capital.

Principal Investment Strategies

The Fund invests in a diversified portfolio of mortgage-related securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years,

63

but may vary outside that range from time to time, including due to market conditions. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in mortgage-related securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest up to 20% of its assets in other types of investments including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PNC Intermediate Bond Fund

Investment Objective

The Fund seeks to provide current income as well as preservation of capital.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of domestic and foreign investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years, but may vary outside that range from time to time, including due to market conditions. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Bond Fund

Investment Objective

The Fund seeks to provide current income as well as preservation of capital.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Total Return Advantage Fund

Investment Objective

The Fund seeks to provide current income as well as capital appreciation.

64

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade debt securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest in fixed income securities of any type, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of the security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 20% of its assets in fixed income securities that are rated below investment grade or, if unrated, are determined by the Adviser to be of comparable quality, sometimes known as "junk bonds." Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC High Yield Bond Fund

Investment Objective

The Fund seeks a high level of current income along with capital appreciation.

Principal Investment Strategies

The Fund's investment objective is to provide a high level of current income along with capital appreciation. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The term "high yield" is generally understood to describe debt securities that are rated below investment grade or, if unrated, determined by the Adviser to be of comparable quality ("junk bonds"). The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

The Fund may invest in foreign securities, including securities of issuers in emerging markets.

In buying and selling securities for the Fund the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives, as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Tax Exempt Limited Maturity Fund

Investment Objective

The Fund seeks to provide a high level of income that is exempt from regular federal income tax as is consistent with relative protection of capital.

Principal Investment Strategies

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund will invest in securities of varying maturity, but generally will favor those with short to medium maturities. The Fund normally will maintain a dollar-weighted average portfolio maturity of between one and five years, but this may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

In selecting securities for the Fund to buy and sell, the Adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and regions of the country. The Fund will generally purchase investment grade debt municipal obligations,

65

which are those rated in one of the four highest rating categories by at least one NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade securities, also known as high yield "junk" bonds (generally rated below the BBB category). The Fund may also invest up to 20% of its assets in interest rate swaps for hedging purposes. The Fund may also invest in derivative securities relating to municipal securities. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Intermediate Tax Exempt Bond Fund

Investment Objective

The Fund seeks to provide high current income while preserving capital.

Principal Investment Strategies

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund normally will maintain a dollar-weighted average maturity of between three and ten years, but this may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. dollar-denominated securities (bonds) that generate income exempt from federal income tax (including the federal alternative minimum tax). A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. Fund dividends may be taxable for state and local income tax purposes. Also, some Fund distributions may be taxable for federal income tax purposes, such as those derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

Money Market Funds

PNC Advantage Institutional Money Market Fund

Investment Objective

The Fund seeks to provide high current income consistent with stability of principal while maintaining liquidity.

Principal Investment Strategies

The Fund invests primarily in a variety of high quality, short-term U.S. dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. The Fund may invest in foreign obligations. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a debt rating in the highest short-term rating category by at least two NRSROs or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by, but not limited to, cash, government obligations, eligible commercial paper or investment grade fixed income securities and issued by financial institutions such as banks and broker-dealers. Investment grade fixed income securities are securities rated in one of the four highest rating categories by at least one NSRO, or if unrated, determined by the Adviser to be of comparable quality. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the highest rating category for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.
As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

FINANCIAL HIGHLIGHTS

Because the Funds have no performance history as of the date of this prospectus, financial highlights tables for the Funds have not been included in this prospectus.

66

Investment Adviser

PNC Capital Advisors, LLC
One East Pratt Street, 5th Floor
Baltimore, Maryland 21202

Underwriter

PNC Funds Distributor, LLC
Three Canal Street Plaza
Suite 100
Portland, ME 04101

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600

For more information about the Funds, please ask for:

Statement of Additional Information (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports

The Annual and Semi-Annual reports, when available, list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

To Obtain More Information:

By Internet:

pncfunds.com

By Telephone:

Call 1-800-622-FUND (3863)

By Mail:

PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520

PNC Funds' Investment Company Act
registration number is 811-4416

PNC FUNDS PROSPECTUS

CLASS R SHARES

SEPTEMBER 28, 2012

TARGET DATE FUNDS
PNC Target 2020 Fund	Class R PDTDX

PNC Target 2030 Fund	Class R PDTFX

PNC Target 2040 Fund	Class R PDTHX

PNC Target 2050 Fund	Class R PDTJX

PNC Retirement Income Fund	Class R PDTBX

If you have any questions about any part of the prospectus or wish to obtain additional information about PNC Funds, please visit pncfunds.com or call 1-800-622-FUND (3863).

Not FDIC Insured — May Lose Value — No Bank Guarantee

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

Investment Adviser

PNC CAPITAL ADVISORS, LLC

TARGET DATE FUNDS

PNC TARGET 2020 FUND

INVESTMENT OBJECTIVE

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution (12b-1) Fees	0.00%
Other Expenses[1]	5.42%
Shareholder Servicing Fees	0.25%
Other	5.17%
Acquired Fund Fees and Expenses[2]	0.60%
Total Annual Fund Operating Expenses	6.02%
Fee Waiver and Expense Reimbursement[3]	5.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	0.96%

1  "Other Expenses" are based on estimated amounts for the current fiscal year and include a 0.01% administrative fee payable to PNC Capital Advisors, LLC.

2  "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Other Expenses exceed 0.35%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital Advisors, LLC, taxes, portfolio transaction and other investment related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and "Acquired Fund Fees and Expenses"). This expense limitation continues through September 27, 2013, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class R Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class R Shares	$98	$1,338

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has not commenced operations yet, it has not reported a portfolio turnover rate as of the date of this prospectus.

PRINCIPAL INVESTMENT STRATEGIES

The PNC Target 2020 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2020 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall asset allocation has been designed, as shown below, to increase the Fund's focus on capital preservation as the target date approaches.

TARGET DATE FUNDS

PNC TARGET 2020 FUND

	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
10	45%	20	% – 80%	45%	20	% – 80%	10%	0	% – 30%
0	30%	0	% – 60%	60%	30	% – 100%	10%	0	% – 30%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders. There can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including exchange-traded funds ("ETFs"), unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments

2

TARGET DATE FUNDS

PNC TARGET 2020 FUND

include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies, options and equity collar strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing.

The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of the PNC Retirement Income Fund, the Fund may be merged into the PNC Retirement Income Fund at the discretion of the Board of the Trustees (the "Board"), or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in the Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Commodity Risk. The Fund's investments in commodities or commodity-linked instruments may expose the Fund to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of the Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries, including emerging markets, may have a direct effect on the market value of commodities and the companies that engage in related businesses. The Fund's ability to make such investments may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

Currency Risk. To the extent that the Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the

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risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency. Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund's income from its

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investments in inflation-indexed securities are likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Fund's investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser and the Committee (as defined below) will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. This risk may be especially heightened for this Fund as compared to other investment companies because the Fund has an especially long time horizon and it may be accordingly more difficult for the Adviser to anticipate and/or manage the consequences of certain unforeseeable events successfully during the Fund's investment time horizon.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Real Estate Risk. The Fund may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

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Short Sale Risk. When the Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. The Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party.

Tax Risk. The Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Code. If the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

Because the Fund is new and has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare against those of a broad measure of market performance.

When available, updated information on the Fund's performance can be obtained by visiting www.pncfunds.com or by calling 1-800-622-FUND (3863).

MANAGEMENT OF THE FUND

Adviser

PNC Capital Advisors, LLC is the Adviser to the Fund.

Portfolio Managers

The Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for the Fund. First, the Committee identifies eligible asset classes and investments for the Fund. Second, the Committee establishes strategic asset allocation ranges specifying the Fund's minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Fund. The Committee's decisions are based on the collective professional judgment of its voting members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Fund's historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Keith Weigel, Chairman; Kevin McCreadie; Martin Schulz; Doug Roman; Sean Rhoderick; Timothy Compan; Mark McGlone and Donald J. Hohman. Mr. McCreadie serves as the Adviser's Chief Investment Officer and has 20 years of experience managing equity portfolios. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively. Mr. Rhoderick and Mr. Compan are senior portfolio managers on the Adviser's fixed income team. Mr. McGlone serves as the Adviser's Chief Risk Officer and has over 20 years of experience managing fixed-income portfolios. Mr. Hohman serves as a Product Director of the Adviser and has over 20 years of investment product management industry experience. On average, these Committee members have over 20 years of portfolio management experience. The Chairman of the Committee has day-to-day responsibility for managing the Fund's portfolio and works to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Weigel became Chairman of the Committee at its inception in 2009. While he joined the Adviser in 2006, Mr. Weigel has over 25 years of investment industry experience, which includes 17 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms, Allegiant Asset Management and JP Morgan Asset Management.

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on p. 31 of this prospectus.

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INVESTMENT OBJECTIVE

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution (12b-1) Fees	0.00%
Other Expenses[1]	5.42%
Shareholder Servicing Fees	0.25%
Other	5.17%
Acquired Fund Fees and Expenses[2]	0.76%
Total Annual Fund Operating Expenses	6.18%
Fee Waiver and Expense Reimbursement[3]	5.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	1.12%

1  "Other Expenses" are based on estimated amounts for the current fiscal year and include a 0.01% administrative fee payable to PNC Capital Advisors, LLC.

2  "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Other Expenses exceed 0.35%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital Advisors, LLC, taxes, portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and "Acquired Fund Fees and Expenses"). This expense limitation continues through September 27, 2013, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class R Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class R Shares	$114	$1,383

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has not commenced operations yet, it has not reported a portfolio turnover rate as of the date of this prospectus.

PRINCIPAL INVESTMENT STRATEGIES

The PNC Target 2030 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2030 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

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	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
20	70%	40	% – 90%	15%	0	% – 60%	15%	0	% – 30%
10	45%	20	% – 80%	45%	20	% – 80%	10%	0	% – 30%
0	30%	0	% – 60%	60%	30	% – 100%	10%	0	% – 30%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders. There can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including exchange-traded funds ("ETFs"), unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

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The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies, options and equity collar strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing.

The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of the PNC Retirement Income Fund, the Fund may be merged into the PNC Retirement Income Fund at the discretion of the Board of the Trustees (the "Board"), or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in the Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Commodity Risk. The Fund's investments in commodities or commodity-linked instruments may expose the Fund to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of the Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries, including emerging markets, may have a direct effect on the market value of commodities and the companies that engage in related businesses. The Fund's ability to make such investments may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

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Currency Risk. To the extent that the Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency. Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a

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decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund's income from its investments in inflation-indexed securities are likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Fund's investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser and the Committee (as defined below) will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. This risk may be especially heightened for this Fund as compared to other investment companies because the Fund has an especially long time horizon and it may be accordingly more difficult for the Adviser to anticipate and/or manage the consequences of certain unforeseeable events successfully during the Fund's investment time horizon.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Real Estate Risk. The Fund may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest

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rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Short Sale Risk. When the Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. The Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party.

Tax Risk. The Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Code. If the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

Because the Fund is new and has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare against those of a broad measure of market performance.

When available, updated information on the Fund's performance can be obtained by visiting www.pncfunds.com or by calling 1-800-622-FUND (3863).

MANAGEMENT OF THE FUND

Adviser

PNC Capital Advisors, LLC is the Adviser to the Fund.

Portfolio Managers

The Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for the Fund. First, the Committee identifies eligible asset classes and investments for the Fund. Second, the Committee establishes strategic asset allocation ranges specifying the Fund's minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Fund. The Committee's decisions are based on the collective professional judgment of its voting members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Fund's historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Keith Weigel, Chairman; Kevin McCreadie; Martin Schulz; Doug Roman; Sean Rhoderick; Timothy Compan; Mark McGlone and Donald J. Hohman. Mr. McCreadie serves as the Adviser's Chief Investment Officer and has 20 years of experience managing equity portfolios. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively. Mr. Rhoderick and Mr. Compan are senior portfolio managers on the Adviser's fixed income team. Mr. McGlone serves as the Adviser's Chief Risk Officer and has over 20 years of experience managing fixed-income portfolios. Mr. Hohman serves as a Product Director of the Adviser and has over 20 years of investment product management industry experience. On average, these Committee members have over 20 years of portfolio management experience. The Chairman of the Committee has day-to-day responsibility for managing the Fund's portfolio and works to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Weigel became Chairman of the Committee at its inception in 2009. While he joined the Adviser in 2006, Mr. Weigel has over 25 years of investment industry experience, which includes 17 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms, Allegiant Asset Management and JP Morgan Asset Management.

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on p. 31 of this prospectus.

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INVESTMENT OBJECTIVE

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution (12b-1) Fees	0.00%
Other Expenses[1]	5.42%
Shareholder Servicing Fees	0.25%
Other	5.17%
Acquired Fund Fees and Expenses[2]	0.85%
Total Annual Fund Operating Expenses	6.27%
Fee Waiver and Expense Reimbursement[3]	5.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	1.21%

1  "Other Expenses" are based on estimated amounts for the current fiscal year and include a 0.01% administrative fee payable to PNC Capital Advisors, LLC.

2  "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Other Expenses exceed 0.35%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital Advisors, LLC, taxes, portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and "Acquired Fund Fees and Expenses"). This expense limitation continues through September 27, 2013, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class R Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class R Shares	$123	$1,408

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has not commenced operations yet, it has not reported a portfolio turnover rate as of the date of this prospectus.

PRINCIPAL INVESTMENT STRATEGIES

The PNC Target 2040 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2040 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

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	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
30	80%	60	% – 100%	5%	0	% – 40%	15%	0	% – 30%
20	70%	40	% – 90%	15%	0	% – 60%	15%	0	% – 30%
10	45%	20	% – 80%	45%	20	% – 80%	10%	0	% – 30%
0	30%	0	% – 60%	60%	30	% – 100%	10%	0	% – 30%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders. There can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including exchange-traded funds ("ETFs"), unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

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The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies, options and equity collar strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing.

The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of the PNC Retirement Income Fund, the Fund may be merged into the PNC Retirement Income Fund at the discretion of the Board of the Trustees (the "Board"), or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in the Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Commodity Risk. The Fund's investments in commodities or commodity-linked instruments may expose the Fund to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of the Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries, including emerging markets, may have a direct effect on the market value of commodities and the companies that engage in related businesses. The Fund's ability to make such investments may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

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Currency Risk. To the extent that the Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency. Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a

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decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund's income from its investments in inflation-indexed securities are likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Fund's investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser and the Committee (as defined below) will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. This risk may be especially heightened for this Fund as compared to other investment companies because the Fund has an especially long time horizon and it may be accordingly more difficult for the Adviser to anticipate and/or manage the consequences of certain unforeseeable events successfully during the Fund's investment time horizon.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Real Estate Risk. The Fund may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest

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rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Short Sale Risk. When the Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. The Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party.

Tax Risk. The Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Code. If the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

Because the Fund is new and has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare against those of a broad measure of market performance.

When available, updated information on the Fund's performance can be obtained by visiting www.pncfunds.com or by calling 1-800-622-FUND (3863).

MANAGEMENT OF THE FUND

Adviser

PNC Capital Advisors, LLC is the Adviser to the Fund.

Portfolio Managers

The Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for the Fund. First, the Committee identifies eligible asset classes and investments for the Fund. Second, the Committee establishes strategic asset allocation ranges specifying the Fund's minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Fund. The Committee's decisions are based on the collective professional judgment of its voting members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Fund's historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Keith Weigel, Chairman; Kevin McCreadie; Martin Schulz; Doug Roman; Sean Rhoderick; Timothy Compan; Mark McGlone and Donald J. Hohman. Mr. McCreadie serves as the Adviser's Chief Investment Officer and has 20 years of experience managing equity portfolios. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively. Mr. Rhoderick and Mr. Compan are senior portfolio managers on the Adviser's fixed income team. Mr. McGlone serves as the Adviser's Chief Risk Officer and has over 20 years of experience managing fixed-income portfolios. Mr. Hohman serves as a Product Director of the Adviser and has over 20 years of investment product management industry experience. On average, these Committee members have over 20 years of portfolio management experience. The Chairman of the Committee has day-to-day responsibility for managing the Fund's portfolio and works to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Weigel became Chairman of the Committee at its inception in 2009. While he joined the Adviser in 2006, Mr. Weigel has over 25 years of investment industry experience, which includes 17 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms, Allegiant Asset Management and JP Morgan Asset Management.

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on p. 31 of this prospectus.

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INVESTMENT OBJECTIVE

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution (12b-1) Fees	0.00%
Other Expenses[1]	5.42%
Shareholder Servicing Fees	0.25%
Other	5.17%
Acquired Fund Fees and Expenses[2]	0.86%
Total Annual Fund Operating Expenses	6.28%
Fee Waiver and Expense Reimbursement[3]	5.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	1.22%

1  "Other Expenses" are based on estimated amounts for the current fiscal year and include a 0.01% administrative fee payable to PNC Capital Advisors, LLC.

2  "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Other Expenses exceed 0.35%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital Advisors, LLC, taxes, portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and "Acquired Fund Fees and Expenses"). This expense limitation continues through September 27, 2013, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class R Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class R Shares	$124	$1,411

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has not commenced operations yet, it has not reported a portfolio turnover rate as of the date of this prospectus.

PRINCIPAL INVESTMENT STRATEGIES

The PNC Target 2050 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2050 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

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	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
40	85%	60	% – 100%	0%	0	% – 40%	15%	0	% – 30%
30	80%	60	% – 100%	5%	0	% – 40%	15%	0	% – 30%
20	70%	40	% – 90%	15%	0	% – 60%	15%	0	% – 30%
10	45%	20	% – 80%	45%	20	% – 80%	10%	0	% – 30%
0	30%	0	% – 60%	60%	30	% – 100%	10%	0	% – 30%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders. There can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including exchange-traded funds ("ETFs"), unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the

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intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies, options and equity collar strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing.

The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of the PNC Retirement Income Fund, the Fund may be merged into the PNC Retirement Income Fund at the discretion of the Board of the Trustees (the "Board"), or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in the Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Commodity Risk. The Fund's investments in commodities or commodity-linked instruments may expose the Fund to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of the Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries, including emerging markets, may have a direct effect on the market value of commodities and the companies that engage in related businesses. The Fund's ability to make

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such investments may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

Currency Risk. To the extent that the Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency. Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in

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response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund's income from its investments in inflation-indexed securities are likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Fund's investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser and the Committee (as defined below) will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. This risk may be especially heightened for this Fund as compared to other investment companies because the Fund has an especially long time horizon and it may be accordingly more difficult for the Adviser to anticipate and/or manage the consequences of certain unforeseeable events successfully during the Fund's investment time horizon.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

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Real Estate Risk. The Fund may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Short Sale Risk. When the Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. The Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party.

Tax Risk. The Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Code. If the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

Because the Fund is new and has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare against those of a broad measure of market performance.

When available, updated information on the Fund's performance can be obtained by visiting www.pncfunds.com or by calling 1-800-622-FUND (3863).

MANAGEMENT OF THE FUND

Adviser

PNC Capital Advisors, LLC is the Adviser to the Fund.

Portfolio Managers

The Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for the Fund. First, the Committee identifies eligible asset classes and investments for the Fund. Second, the Committee establishes strategic asset allocation ranges specifying the Fund's minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Fund. The Committee's decisions are based on the collective professional judgment of its voting members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Fund's historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Keith Weigel, Chairman; Kevin McCreadie; Martin Schulz; Doug Roman; Sean Rhoderick; Timothy Compan; Mark McGlone and Donald J. Hohman. Mr. McCreadie serves as the Adviser's Chief Investment Officer and has 20 years of experience managing equity portfolios. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively. Mr. Rhoderick and Mr. Compan are senior portfolio managers on the Adviser's fixed income team. Mr. McGlone serves as the Adviser's Chief Risk Officer and has over 20 years of experience managing fixed-income portfolios. Mr. Hohman serves as a Product Director of the Adviser and has over 20 years of investment product management industry experience. On average, these Committee members have over 20 years of portfolio management experience. The Chairman of the Committee has day-to-day responsibility for managing the Fund's portfolio and works to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Weigel became Chairman of the Committee at its inception in 2009. While he joined the Adviser in 2006, Mr. Weigel has over 25 years of investment industry experience, which includes 17 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms, Allegiant Asset Management and JP Morgan Asset Management.

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on p. 31 of this prospectus.

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INVESTMENT OBJECTIVE

The Fund seeks current income and some capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution (12b-1) Fees	0.00%
Other Expenses[1]	5.42%
Shareholder Servicing Fees	0.25%
Other	5.17%
Acquired Fund Fees and Expenses[2]	0.51%
Total Annual Fund Operating Expenses	5.93%
Fee Waiver and Expense Reimbursement[3]	5.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	0.87%

1  "Other Expenses" are based on estimated amounts for the current fiscal year and include a 0.01% administrative fee payable to PNC Capital Advisors, LLC.

2  "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

3  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Other Expenses exceed 0.35%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital Advisors, LLC, taxes, portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and "Acquired Fund Fees and Expenses"). This expense limitation continues through September 27, 2013, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class R Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class R Shares	$89	$1,312

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has not commenced operations yet, it has not reported a portfolio turnover rate as of the date of this prospectus.

PRINCIPAL INVESTMENT STRATEGIES

The PNC Retirement Income Fund (the "Fund") may invest in a diversified portfolio of equity, fixed income and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective. The Fund may also invest its assets in an effort to seek real return (i.e., a rate of return in excess of inflation).

Equity Allocation Range		Fixed Income Allocation Range		Diversifier Allocation Range
0	% – 40%	30	% – 100%	0	% – 30%

The ranges shown above are intended to provide an indication of how the Fund may be invested. The Fund's actual allocations can and will differ from the ranges shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the ranges without notice to shareholders. There can be no assurance that the Fund will

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achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including exchange-traded funds ("ETFs"), unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies, options and equity collar strategies. The Fund may also invest in other investment vehicles, such as

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ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance and financial goals. There can be no assurance that investing in the Fund will provide a sufficient source of income or that the Fund's returns will keep pace with the rate of inflation.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Commodity Risk. The Fund's investments in commodities or commodity-linked instruments may expose the Fund to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of the Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity -producing countries, including emerging markets, may have a direct effect on the market value of commodities and the companies that engage in related businesses. The Fund's ability to make such investments may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

Currency Risk. To the extent that the Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency. Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other

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confiscation of assets of issuers to which the Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund's income from its investments in inflation-indexed securities are likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Fund's investments in securities that are or become illiquid may

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reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser and the Committee (as defined below) will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. This risk may be especially heightened for this Fund as compared to other investment companies because the Fund has an especially long time horizon and it may be accordingly more difficult for the Adviser to anticipate and/or manage the consequences of certain unforeseeable events successfully during the Fund's investment time horizon.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Real Estate Risk. The Fund may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Short Sale Risk. When the Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. The Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party.

Tax Risk. The Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Code. If the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

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TARGET DATE FUNDS

PNC RETIREMENT INCOME FUND

PERFORMANCE INFORMATION

Because the Fund is new and has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare against those of a broad measure of market performance.

When available, updated information on the Fund's performance can be obtained by visiting www.pncfunds.com or by calling 1-800-622-FUND (3863).

MANAGEMENT OF THE FUND

Adviser

PNC Capital Advisors, LLC is the Adviser to the Fund.

Portfolio Managers

The Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for the Fund. First, the Committee identifies eligible asset classes and investments for the Fund. Second, the Committee establishes strategic asset allocation ranges specifying the Fund's minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Fund. The Committee's decisions are based on the collective professional judgment of its voting members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Fund's historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Keith Weigel, Chairman; Kevin McCreadie; Martin Schulz; Doug Roman; Sean Rhoderick; Timothy Compan; Mark McGlone and Donald J. Hohman. Mr. McCreadie serves as the Adviser's Chief Investment Officer and has 20 years of experience managing equity portfolios. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively. Mr. Rhoderick and Mr. Compan are senior portfolio managers on the Adviser's fixed income team. Mr. McGlone serves as the Adviser's Chief Risk Officer and has over 20 years of experience managing fixed-income portfolios. Mr. Hohman serves as a Product Director of the Adviser and has over 20 years of investment product management industry experience. On average, these Committee members have over 20 years of portfolio management experience. The Chairman of the Committee has day-to-day responsibility for managing the Fund's portfolio and works to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Weigel became Chairman of the Committee at its inception in 2009. While he joined the Adviser in 2006, Mr. Weigel has over 25 years of investment industry experience, which includes 17 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms, Allegiant Asset Management and JP Morgan Asset Management.

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on p. 31 of this prospectus.

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IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

Class R Shares of the Funds are generally available for purchase by qualified plans maintained pursuant to Sections 401(a) or 403 of the Code (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans and Taft-Hartley multi-employer pension plans), health care benefit fund plans or voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code (collectively, "Qualified Plans"), non-qualified deferred compensation plans, IRAs and other accounts whereby the plan or the plan's financial service firm has an agreement with the Underwriter or the Adviser to utilize Class R Shares in certain investment products or programs, endowment funds, foundations, any state, county or city or its instrumentality, department, authority or agency, 457 Plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies (both affiliated and not affiliated with the Adviser) and any entity considered a corporation for tax purposes (including corporate non-qualified deferred compensation plans of such corporations). You may purchase or redeem (sell) shares of the Target Date Funds (each a "Fund") by phone, mail, wire or online on each day that the New York Stock Exchange ("NYSE") is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact the Funds by phone at 1-800-622-FUND (3863).

By Mail: write to the Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments: There is no minimum investment amount.

Minimum Subsequent Investments: There is no minimum subsequent investment amount.

For Class R Shares, specified plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information

Each Fund's distributions generally will be taxed to you as ordinary income or capital gains if you hold shares in a taxable account. If you are invested in the Fund through a tax-deferred arrangement, such as a Qualified Plan, you generally will not be subject to tax on Fund distributions so long as your Fund shares remain in the arrangement, but you may be taxed upon your withdrawal of monies from the arrangement.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

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DETAILS ABOUT THE FUNDS

More Information About Investment Objectives and Principal Investment Strategies

Each Fund has its own investment objective and strategies for reaching that objective as discussed in the Summary Sections of this prospectus. The investment objective of each Fund may be changed at any time without a shareholder vote. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance and these judgments may affect the return on your investment.

This section provides additional information about the principal investment strategies utilized by the Funds For temporary defensive purposes, during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments and money market instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective.

This prospectus includes certain statements regarding the Fund's investment intent with respect to certain asset classes. Because each Fund expects to pursue its investment objective by investing in, among other things, other investment companies, each Fund's ability to maintain its investment exposures within these limits at all times may be limited.

PNC Target 2020 Fund

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date. The Fund's investment objective may be changed without shareholder approval.

The PNC Target 2020 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2020 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall asset allocation has been designed, as shown below, to increase the Fund's focus on capital preservation as the target date approaches.

	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
10	45%	20	% – 80%	45%	20	% – 80%	10%	0	% – 30%
0	30%	0	% – 60%	60%	30	% – 100%	10%	0	% – 30%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical

32

allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders.

The Adviser will review the Fund's strategic target allocations among the various asset classes and types of underlying funds on at least a quarterly basis and may make changes when it believes it is beneficial to the Fund, including, but not limited to, adding new asset classes, removing asset classes and changing the asset class target allocations and ranges. The Adviser will also review its tactical allocations on a periodic basis and may make modifications in its discretion.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including ETFs, unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks and achieve the Fund's investment objective, including to seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options

33

on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies and options strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above. Among the options strategies the Fund may employ are equity collars. Equity collars typically consist of writing a call option on a security held by the Fund with a strike price above the security's current market price and buying a put option on the same security with a strike price below the security's current market price. The strategy is intended to allow the Fund to benefit from some appreciation in the security's market value, while limiting the potential loss to the Fund of holding the security. The strategy involves transaction costs and will limit the Fund's ability to benefit from appreciation in the market value of the security above the strike price during the term of the written call option.

The Fund's use of certain diversifying investments, derivatives, trading strategies and/or hedging techniques will be influenced by a number of factors, including their respective costs and liquidity. The Fund may not be able to gain investment exposure to certain asset classes, instruments or products at certain times, or doing so may not be cost-effective or may involve certain other risks that the Adviser believes outweigh the potential benefit to the Fund. Accordingly, there can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing.

The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of the PNC Retirement Income Fund, the Fund may be merged into the PNC Retirement Income Fund at the discretion of the Board, or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in a Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

34

PNC Target 2030 Fund

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date. The Fund's investment objective may be changed without shareholder approval.

The PNC Target 2030 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2030 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
20	70%	40	% – 90%	15%	0	% – 60%	15%	0	% – 30%
10	45%	20	% – 80%	45%	20	% – 80%	10%	0	% – 30%
0	30%	0	% – 60%	60%	30	% – 100%	10%	0	% – 30%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders.

The Adviser will review the Fund's strategic target allocations among the various asset classes and types of underlying funds on at least a quarterly basis and may make changes when it believes it is beneficial to the Fund, including, but not limited to, adding new asset classes, removing asset classes and changing the asset class target allocations and ranges. The Adviser will also review its tactical allocations on a periodic basis and may make modifications in its discretion.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including ETFs, unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

35

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks and achieve the Fund's investment objective, including to seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Funs initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies and options strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above. Among the options strategies the Fund may employ are equity collars. Equity collars typically consist of writing a call option on a security held by the Fund with a strike price above the security's current market price and buying a put option on the same security with a strike price below the security's current market price. The strategy is intended to allow the Fund to benefit from some appreciation in the security's market value, while limiting the potential loss to the Fund of holding the security. The strategy involves transaction costs and will limit the Fund's ability to benefit from appreciation in the market value of the security above the strike price during the term of the written call option.

The Fund's use of certain diversifying investments, derivatives, trading strategies and/or hedging techniques will be influenced by a number of factors, including their respective costs and liquidity. The Fund may not be able to gain investment exposure to certain asset classes, instruments or products at certain times, or doing so may not be cost-effective or may involve certain other risks that the Adviser believes outweigh the potential benefit to the Fund. Accordingly, there can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing.

The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of the PNC Retirement Income Fund, the Fund may be merged into the PNC Retirement Income Fund at the discretion of the Board, or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all

36

other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in a Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PNC Target 2040 Fund

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date. The Fund's investment objective may be changed without shareholder approval.

The PNC Target 2040 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2040 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
30	80%	60	% – 100%	5%	0	% – 40%	15%	0	% – 30%
20	70%	40	% – 90%	15%	0	% – 60%	15%	0	% – 30%
10	45%	20	% – 80%	45%	20	% – 80%	10%	0	% – 30%
0	30%	0	% – 60%	60%	30	% – 100%	10%	0	% – 30%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders.

The Adviser will review the Fund's strategic target allocations among the various asset classes and types of underlying funds on at least a quarterly basis and may make changes when it believes it is beneficial to the Fund, including, but not limited to, adding new asset classes, removing asset classes and changing the asset class target allocations and ranges. The Adviser will also review its tactical allocations on a periodic basis and may make modifications in its discretion.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including ETFs, unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

37

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks and achieve the Fund's investment objective, including to seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies and options strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above. Among the options strategies the Fund may employ are equity collars. Equity collars typically consist of writing a call option on a security held by the Fund with a strike price above the security's current market price and buying a put option on the same security with a strike price below the security's current market price. The strategy is intended to allow the Fund to benefit from some appreciation in the security's market value, while limiting the potential loss to the Fund of holding the security. The strategy involves transaction costs and will limit the Fund's ability to benefit from appreciation in the market value of the security above the strike price during the term of the written call option.

The Fund's use of certain diversifying investments, derivatives, trading strategies and/or hedging techniques will be influenced by a number of factors, including their respective costs and liquidity. The Fund may not be able to gain investment exposure to certain asset classes, instruments or products at certain times, or doing so may not be cost-effective or may involve certain other risks that the Adviser believes outweigh the potential benefit to the Fund. Accordingly, there can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing.

The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of the PNC Retirement Income Fund, the Fund may be merged into the PNC Retirement

38

Income Fund at the discretion of the Board, or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in a Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PNC Target 2050 Fund

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date. The Fund's investment objective may be changed without shareholder approval.

The PNC Target 2050 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2050 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
40	85%	60	% – 100%	0%	0	% – 40%	15%	0	% – 30%
30	80%	60	% – 100%	5%	0	% – 40%	15%	0	% – 30%
20	70%	40	% – 90%	15%	0	% – 60%	15%	0	% – 30%
10	45%	20	% – 80%	45%	20	% – 80%	10%	0	% – 30%
0	30%	0	% – 60%	60%	30	% – 100%	10%	0	% – 30%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders.

The Adviser will review the Fund's strategic target allocations among the various asset classes and types of underlying funds on at least a quarterly basis and may make changes when it believes it is beneficial to the Fund, including, but not limited to, adding new

39

asset classes, removing asset classes and changing the asset class target allocations and ranges. The Adviser will also review its tactical allocations on a periodic basis and may make modifications in its discretion.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including ETFs, unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks and achieve the Fund's investment objective, including to seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies and options strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above. Among the options strategies the Fund may employ are equity collars. Equity collars typically consist of writing a call option on a security held by the Fund with a strike price above the security's current market price and buying a put option on the same security with a strike price below the security's current market price. The strategy is intended to allow the Fund to benefit from some appreciation in the security's market value, while limiting the potential loss to the Fund of holding the security. The strategy involves transaction costs and will limit the Fund's ability to benefit from appreciation in the market value of the security above the strike price during the term of the written call option.

The Fund's use of certain diversifying investments, derivatives, trading strategies and/or hedging techniques will be influenced by a number of factors, including their respective costs and liquidity. The Fund may not be able to gain investment exposure to certain asset classes, instruments or products at certain times, or doing so may not be cost-effective or may involve certain other risks that the Adviser

40

believes outweigh the potential benefit to the Fund. Accordingly, there can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing.

The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of the PNC Retirement Income Fund, the Fund may be merged into the PNC Retirement Income Fund at the discretion of the Board, or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in a Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PNC Retirement Income Fund

The Fund seeks current income and some capital appreciation. The Fund's investment objective may be changed without shareholder approval.

The PNC Retirement Income Fund (the "Fund") may invest in a diversified portfolio of equity, fixed income and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective. The Fund may also invest its assets in an effort to seek real return (i.e., a rate of return in excess of inflation).

Equity Allocation Range		Fixed Income Allocation Range		Diversifier Allocation Range
0	% – 40%	30	% – 100%	0	% – 30%

The ranges shown above are intended to provide an indication of how the Fund may be invested. The Fund's actual allocations can and will differ from the ranges shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, none of which will be decisive individually. The Fund reserves the flexibility to change the ranges without notice to shareholders.

The Adviser will review the Fund's strategic allocations within the various asset classes and types of underlying funds on at least a quarterly basis and may make changes when it believes it is beneficial to the Fund, including, but not limited to, adding new asset classes, removing asset classes and changing the asset class ranges. The Adviser will also review its tactical allocations on a periodic basis and may make modifications in its discretion.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including ETFs, unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000 Index.

The Fund may invest in fixed income securities of any kind, including investment grade bonds, high yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that its weighted average duration will significantly exceed that of the longer of Barclays Capital Aggregate Bond Index's and Barclay's Capital U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high yield debt securities. The Fund's investment exposure to

41

high yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of attractive investment opportunities.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks and achieve the Fund's investment objective, including to seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek an additional level of diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will be uncorrelated with the performance of the other asset classes in which the Fund invests.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund initially expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing.

The Fund may also utilize various strategies and hedging techniques, including those that have historically exhibited low or negative correlations to traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies and options strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above. Among the options strategies the Fund may employ are equity collars. Equity collars typically consist of writing a call option on a security held by the Fund with a strike price above the security's current market price and buying a put option on the same security with a strike price below the security's current market price. The strategy is intended to allow the Fund to benefit from some appreciation in the security's market value, while limiting the potential loss to the Fund of holding the security. The strategy involves transaction costs and will limit the Fund's ability to benefit from appreciation in the market value of the security above the strike price during the term of the written call option.

The Fund's use of certain diversifying investments, derivatives, trading strategies and/or hedging techniques will be influenced by a number of factors, including their respective costs and liquidity. The Fund may not be able to gain investment exposure to certain asset classes, instruments or products at certain times, or doing so may not be cost-effective or may involve certain other risks that the Adviser believes outweigh the potential benefit to the Fund. Accordingly, there can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance and financial goals. There can be no assurance that investing in a Fund will provide a sufficient source of income or that the Fund's returns will keep pace with the rate of inflation.

42

Information on Additional Investment Policies

Additional investment policies are described in this section. The Funds also may invest in other securities, use other strategies and engage in other investment practices.

See the Statement of Additional Information for more detail on the investment policies of the Funds.

Investment Companies

The Funds may seek to achieve their investment objective by investing exclusively or primarily in securities of other investment companies, including open-end mutual funds, closed-end funds and ETFs. Investing in such vehicles means the Funds are subject to the risks and fees of investing in such vehicles and the Funds may not achieve their investment objectives if the vehicles in which they invest do not achieve their objectives or if they otherwise underperform.

Among the investment companies in which the Funds may invest are other PNC funds. Because the Adviser and/or its affiliates receive fees for providing services to other PNC funds, the Funds' investments in the other PNC funds benefit the Adviser and/or the Adviser's affiliates. Additionally, the Funds' investments in other PNC funds may represent a significant portion of the other PNC funds' assets. Such investments create a conflict of interest for the Adviser in managing the Funds' assets. In addition to other PNC funds, the Funds may invest in other investment companies not sponsored or affiliated with the Adviser. The Adviser will have no ability to control or affect how those other investment companies are managed. Such other investment companies may underperform and may be managed or perform in a manner inconsistent with the Adviser's expectations.

Derivatives and Futures Contracts

A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invests.

Securities Lending

The Funds may lend their portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Funds will receive collateral from the borrower equal to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned. Should the borrower of the securities fail financially, the Funds may experience delays in recovering the loaned securities or exercising its rights in the collateral. The Fund bears the risk of loss on any collateral it invests.

Illiquid Securities

The Funds may invest up to 15% of their net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities. Restricted securities are a type of security that may only be resold to certain eligible qualified buyers. From time to time, a Fund may determine pursuant to procedures adopted by the Funds' Board of Trustees (the "Board") that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

Repurchase Agreements

Each Fund may invest in repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security (e.g., a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash with limited market risk, although the Fund bears the risk of a seller's failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject a Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights as to the security and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Foreign Securities

The Funds may invest in foreign securities. Such securities may or may not be listed on foreign stock exchanges and may include equity securities and debt securities (e.g., convertible bonds) of foreign entities and obligations of foreign branches of U.S. banks and of foreign banks. Investments in foreign securities involve certain inherent risks, such as risks specific to the country of issue, foreign currencies, the availability of information and differing regulatory regimes. For more information, please see "Foreign (Non-U.S.) Investment Risk" in the "More Information About the Principal Risks" section of this prospectus.

43

Cash Management

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds and PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

Industries and Sectors

Each Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industries or sectors that the Adviser believes hold high potential.

Notes on Investment Limitations

The Funds have adopted policies or restrictions that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply only at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit a Fund's investment to a certain percentage of assets or in issuers of a certain credit quality.

More Information About Principal Risks

The Adviser evaluates the risks and rewards presented by all securities purchased by the Funds and how they advance the Funds' investment objectives. It is possible, however, that these evaluations will prove to be inaccurate. No matter how well the Adviser does in performing and executing on its assessments, you could lose money on your investment in the Funds, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend, among other things, on how widely the Fund diversifies its holdings.

This section provides additional information about the principal risks of investing in the Funds.

Active Trading Risk. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by a Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund's shareholders.

Allocation Risk. The Funds are subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The Adviser's allocation decisions may be based, in part, on the historical performance of certain asset classes. The historical performance of an asset class may not indicate how it will perform in the future and may cause the Adviser to allocate a Fund's assets in a manner that is less than optimal and may cause a Fund to fail to meet its investment objective.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to a Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

To the extent that a Fund invests in securities of distressed companies, it may be exposed to greater credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed issuers include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest

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payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could negatively affect the market for these securities and reduce a Fund's ability to sell these securities.

Commodity Risk. The Funds' investments in commodities or commodity-linked instruments may expose such Fund to greater volatility than investments in traditional securities. The Funds may invest directly in commodities, including, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and other commodities. The Funds may also invest in commodities indirectly by investing in derivatives or other financial instruments where the reference asset is a commodity or commodity index, by investing in pooled investment vehicles that hold commodities, or by investing in companies that engage in, for example, the exploration for, processing of, or commercialization of commodities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of a Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity -producing countries may have a direct effect on the market value of commodities and the companies that engage in related businesses. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia.

Substantially all the natural resources or related companies in which a Fund may invest could be located in foreign countries, including emerging markets, and the related companies may be small capitalization companies. The Funds could incur, directly or indirectly, storage costs for bullion and coins.

A Fund's ability to invest directly or indirectly in natural resources, precious metals and other commodities, in financial instruments related to such assets, and in certain ETFs and other pooled investment vehicles investing in such assets or in instruments related to such assets, may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

To the extent a Fund invests in a subsidiary to gain exposure to commodity instruments, the Fund will bear additional risks. Such a vehicle will not be registered under the Investment Company Act of 1940 (the "1940 Act") and will not be subject to all of the investor protections of the 1940 Act. Recent rules adopted by the Commodity Futures Trading Commission ("CFTC") may subject such a vehicle, the Funds and/or the Adviser to additional requirements and may affect a Fund's ability to use a subsidiary to pursue its investment strategies. The potential impact of the new CFTC rules on the Funds is uncertain. Changes in applicable law could negatively affect the Funds and their shareholders.

Currency Risk. To the extent that a Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency.

Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund. Currency risk may be especially high if a Fund invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging or frontier market countries, which may give rise to market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Derivatives Risk. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies. A small investment in derivatives could have a potentially large impact on a Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by a Fund and the value of the reference asset. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. The Funds may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. The successful use of derivatives requires sophisticated management, and to the extent that derivatives are used, a Fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a Fund. A Fund's use of derivatives may also increase the amount of taxes payable by shareholders. If a Fund enters into a derivatives transaction as a substitute for taking a position in an underlying asset, the Fund is subject to the risk that the derivatives transaction may not provide a return that corresponds with the reference asset.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not

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always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to a Fund.

If a Fund sells protection on credit default swaps relating to debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the debt security issuer, or the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments. Writing credit default swaps effectively adds leverage to a Fund's portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent. Those risks may include: greater fluctuations in market values and currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which a Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value ("NAV"), to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding or other taxes against dividend and interest income realized with respect to foreign securities, or proceeds on the sale thereof. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce a Fund's yield on such securities.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

•  The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

•  A Fund may incur substantial costs in connection with conversions between various currencies;

•  A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

•  Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored depositary receipts. Depositary receipts may represent the right to receive securities of foreign issuers deposited in a bank or other depository. Some depositary receipts are traded in the United States with prices quoted in U.S. dollars.

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High-Yield Bond Risk. Investments in high-yield, lower rated securities ("junk bonds") involve greater risk than investments in investment grade securities. Such risks include:

•  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

•  Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move more independently of interest rates than the overall bond market.

•  The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

•  Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting a Fund's interests.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. A Fund's income from its investments in inflation-indexed securities are likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

If a Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. Additionally, if a Fund purchases inflation-indexed securities in the secondary market whose price has been adjusted upward due to real interest rates decreasing, the Fund may experience a loss if real interest rates subsequently increase. Other than certain inflation-indexed securities issued by the U.S. Government, the principal value and interest payments of inflation-indexed securities are not guaranteed.

Any increase in principal value of inflation-indexed securities caused by an increase in the index they are tied to is taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements for treatment as a regulated investment company and to eliminate any fund-level tax liability under the Internal Revenue Code of 1986, as amended (the "Code").

Inflation-indexed securities are tied to indices that are calculated based on the rates of inflation for prior periods and there is typically a lag between the time that inflation occurs in the economy and when it is factored into valuations of inflation-indexed securities. There can be no assurance that such indices will accurately measure the real rate of inflation or that the values of inflation-indexed securities will accurately reflect the real rate of inflation in the prices of goods and services. In periods of deflation, a Fund may not earn any income from its investments in inflation-indexed securities to distribute.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Investment Company Risk. The Funds may invest in shares of other investment companies, including ETFs. To the extent that a Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

Issuer Risk. The value of a Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities

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are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund invests in foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, a Fund will tend to have greater exposure to liquidity risk.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause a Fund's performance to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities (or the value of the underlying funds). Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction.

Management Risk. The Funds are subject to management risk because they are actively managed. The Adviser and the Committee will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. This risk may be especially heightened for these Funds as compared to other investment companies because certain of the Funds have an especially long time horizon and it may be accordingly more difficult for the Adviser and the Committee to anticipate and/or manage the consequences of certain events, such as market disruptions, changes in rates of inflation, significant geopolitical and economic events, and significant legal, tax and regulatory changes, successfully during the Fund's investment time horizon. Moreover, the consequences of events with limited or no historical precedent may be especially difficult to predict or manage.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of a Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Geopolitical and other events may disrupt markets and adversely affect global economies. Likewise, natural and environmental disasters and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a Fund's investments. These events could also cause a Fund's exposure to the risks described elsewhere in this prospectus to increase. Market disruptions can also prevent a Fund from implementing its investment programs for a period of time and achieving its investment objective.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This

48

leads to the risk that a Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Real Estate Risk. The Funds may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate investment trust ("REIT") or in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Short Sale Risk. When a Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. A Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party. Therefore, short sales may exaggerate losses, and the Fund may potentially lose more money than the actual cost of the investment. A Fund's potential loss on certain short sale transactions is theoretically unlimited.

Tax Risk. A Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Code. If a Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) are recharacterized for U.S. federal tax purposes, the Fund's status as a regulated investment company may be jeopardized. If a Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. See "Dividends and Tax Aspects of Investing in the Funds" below.

Disclosure of Portfolio Holdings

The Funds publish on the Funds' website (pncfunds.com) their complete portfolio holdings as of the end of each calendar quarter. In addition, the Funds publish on the Funds' website portfolio holdings information as of each month-end. Portfolio holdings information is typically posted within 15 days after the end of each calendar quarter or month, as applicable. This information will be available on the Funds' website until the date on which a Fund files its next portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website (pncfunds.com).

INVESTMENT ADVISER AND INVESTMENT TEAMS

PNC Capital Advisors, LLC ("PNC Capital" or the "Adviser") is the investment adviser to the Funds and is located at One East Pratt Street – 5th Floor, Baltimore, MD 21202. As of June 30, 2012, the Adviser had approximately $33.7 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for managing the Funds.

The Adviser and the Target Date Funds have entered into an investment advisory agreement pursuant to which each Fund will pay the Adviser a fee equal to the annual rate of 0.40% of that Fund's average daily net assets that are not invested in (1) other registered investment companies, (2) pooled investment vehicles that charge a fee for advisory services and (3) exchange-traded notes the contractual returns of which are calculated by reference to the performance of a broad-based securities market index. The Adviser has contractually agreed to waive its management fee and reimburse or pay certain operating expenses for each Fund to the extent the Fund's Other Expenses exceed 0.10%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital Advisors, LLC, taxes, portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and "Acquired Fund Fees and Expenses"). This expense limitation continues through September 27, 2013, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs

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within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

A discussion regarding the basis for the Board's approval of the investment advisory agreement will be available in the Funds' initial shareholder report covering the period in which the approval occurred.

Manager of Managers Structure

PNC Funds has received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination or replacement. The Adviser may, in the future, recommend to the Board the establishment of the Manager of Managers Structure for any of the PNC Funds. Currently, the Target Date Funds do not operate under a Manager of Managers structure. Shareholders will be notified of any changes made to sub-advisers within 90 days of the change.

Portfolio Management

The Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for the Funds. First, the Committee identifies eligible asset classes and investments for the Funds. Second, the Committee establishes strategic asset allocation ranges specifying the Funds' minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Funds. The Committee's decisions are based on the collective professional judgment of its members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Funds' historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve each Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Keith Weigel, Chairman; Kevin McCreadie; Martin Schulz; Doug Roman; Sean Rhoderick; Timothy Compan; Mark McGlone and Donald J. Hohman. Mr. McCreadie serves as the Adviser's Chief Investment Officer and has 20 years of experience managing equity portfolios. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively. Mr. Rhoderick and Mr. Compan are senior portfolio managers on the Adviser's fixed income team. Mr. McGlone serves as the Adviser's Chief Risk Officer and has over 20 years of experience managing fixed-income portfolios. Mr. Hohman serves as a Product Director of the Adviser and has over 20 years of investment product management industry experience. On average, these Committee members have over 20 years of portfolio management experience. The Chairman of the Committee has day-to-day responsibility for managing the Fund's portfolio and works to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Weigel became Chairman of the Committee at its inception in 2009. While he joined the Adviser in 2006, Mr. Weigel has over 25 years of investment industry experience, which includes 17 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms, Allegiant Asset Management and JP Morgan Asset Management.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Funds is described in the Statement of Additional Information.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange and redeem Class R Shares of the Funds. The Funds may accept or reject any purchase order.

Class R Shares have no sales charge and no minimum initial investment.

Class R Shares may be purchased by Qualified Plans, endowment funds, foundations, any state, county or city or its instrumentality, department, authority or agency, 457 Plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies (both affiliated and not affiliated with the Adviser) and any entity considered a corporation for tax purposes (including corporate non-qualified deferred compensation plans of such corporations). Class R Shares may not be available through certain investment dealers. The availability of Class R Shares for Qualified Plan investors will depend upon the policies of your financial intermediary and/or the record-keeper for your Qualified Plan. Class R Shares also are generally available only to Qualified Plan investors where plan level or omnibus

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accounts are held on the books of a Fund. You should consult your account documents for full details.

The Adviser and its affiliates may make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by the Board, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

How to Purchase and Exchange Fund Shares

New Account Set Up	Adding to an Existing Account
Online pncfunds.com	• Visit our site and click on "Account Access" to submit an online application. Or log on to our on-line Forms Center to print an application and mail to the address below.
• Unless you arrange to pay by wire or Automated Clearing House ("ACH"), write your check, payable in U.S. dollars, to "PNC Funds (Fund name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).	• You may place your purchase order on our website using your established banking instructions for payment. To authorize this service, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Mail	• Complete and sign an application. Applications may be requested by calling 1-800-622-FUND (3863) and are also available at pncfunds.com.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the completed and signed account application and your check to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722	• Provide purchase instructions with the fund name, share class, your account number and account registration information.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the instructions and the check to one of the two mailing addresses provided.

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How to Purchase and Exchange Fund Shares (continued)

New Account Set Up	Adding to an Existing Account
By Telephone with Wire Transfer	• Call Investor Services at 1-800-622-FUND (3863) to set up an account number and to receive a wire control number to be included in the body of the wire.
• Ask your bank to immediately transmit available funds by wire. Your bank may charge you a wiring fee for this service.
• Wiring instructions are as follows:
The Bank of New York Mellon
ABA # 011001234
Credit: 0000735906
BNY Mellon Investment Servicing (US) Inc.
as agent for PNC Funds
Further Credit: Beneficiary Name
Beneficiary Fund/Account Number
• Complete and sign the account application and mail to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.	• If you previously selected the telephone purchases option for your account, call Investor Services at 1-800-622-FUND (3863) to purchase additional shares.
* If your bank account information is on file, you can request purchases through federal funds wire or electronic transfer through the ACH.
• To add telephone purchases option to your account, please complete an Account Maintenance Form or call Investor Services.
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

By Exchange	• You may exchange your shares of a PNC Fund for the same class of shares of another PNC Fund.
• Call with your account name, number, and amount of exchange into an existing account (minimum amount is $1,000).
• You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.	• If you previously selected the telephone exchange option for your account, call our Investor Services at 1-800-622-FUND (3863) to exchange your shares.
• To authorize exchanges to your account, please complete an Account Maintenance Form or call Investor Services.

Financial Intermediary

•  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds' transfer agent on time.

•  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

•  PNC Funds may authorize certain financial intermediaries to receive, on behalf of PNC Funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day (as defined below) and subsequently communicated properly to the Fund, and the order will be priced at the Fund's NAV per share next determined after such receipt by the financial intermediary.

Note: If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

How We Calculate NAV

The price of Fund shares is based on the Fund's NAV. NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Market values for fixed income securities may be determined on the basis of valuations

52

provided by an independent pricing service, which may use information such as the yields or prices of bonds of comparable quality, coupon, maturity and type; quoted bid prices or indications as to values from dealers; and general market conditions. The independent pricing service may also employ electronic data processing techniques and matrix systems to determine the values of the Funds' fixed income securities. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost.

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable by the Adviser, fair value prices will be determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the New York Stock Exchange ("NYSE")) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities such that market quotations are not reliable or readily available. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments. Expenses common to all the Funds are allocated among the Funds on the basis of average net assets. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

General Information Regarding Purchases

You may purchase shares on any day that the NYSE is open for business (Business Day). Shares cannot be purchased by wire transactions on days when the federal reserve banks are closed.

PNC Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form. In order for you to receive a Fund's NAV determined on a business day, your authorized financial intermediary, if any, must receive your redemption request in good order before the close of trading on the NYSE (normally, 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly to the Fund. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading.

Certain shareholders may also purchase shares of the money market funds of PNC Advantage Funds (together with PNC Funds, the "Fund Complex"), investment portfolios of another registered investment company for whom the Adviser provides investment advisory services. PNC Advantage Funds' minimum initial investment is $3 million, subject to certain

53

exceptions. There is no minimum subsequent investment. PNC Advantage Funds, at their discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $3 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of PNC Advantage Funds, adequate intent and availability of assets to reach a future level of investment of $3 million in the Fund Complex. Please see the PNC Advantage Funds prospectus for more information.

General Information Regarding Exchanges

You may exchange Class R Shares of one Fund for Class R Shares of another Fund. You may exchange your shares on any Business Day.

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason.

Sales Charges

There are no sales charges on the purchase of Class R Shares.

How to Redeem Your Fund Shares

Shareholders may redeem shares by following the procedures described below.

Online pncfunds.com	The minimum amount for Internet redemptions is $100. To authorize this service, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Telephone 1-800-622-FUND (3863)	Call with your account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record.

By Mail	Provide redemption instructions with your name, fund name, share class, your account number and the amount you would like to sell in dollars or shares. These instructions must be signed by each owner of the account or authorized signatory.
Mail the instructions to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722

Systematic Withdrawal Plan	If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class C Shares, as long as the annual amounts withdrawn do not exceed 10% of the account. The proceeds of each withdrawal will be mailed to you by check or via electronic transfer to your bank checking or savings account. Participation in this program can be arranged when completing an account application or an Account Maintenance Form, available on pncfunds.com, or by calling 1-800-622-FUND (3863).

Financial Intermediary	Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Funds.

Signature Guarantee

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These

54

include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

Receiving Your Money

If you would like the proceeds of your redemption to be sent to an address, or made payable to a payee which is different from the address or payee information we have on record, please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order. Good order means, among other things, that your request includes complete information.

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your financial intermediary may charge a fee.

If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase). If you recently changed your address you will not be able to redeem your shares within 30 days after the change without a Medallion Signature Guarantee.

Redemptions in Kind

We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in securities (redemptions in kind) rather than cash when the Fund determines that it is in the best interests of the Fund. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

Involuntary Sale of Your Shares

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will give you or your financial intermediary at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Redeem Your Shares

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a)  trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  the SEC has by order permitted the Fund's suspension;

(d)  an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets; or

(e)  permitted by applicable law.

Telephone and Internet Transactions

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss.

Customer Identification Program

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

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Cost Basis Reporting

When you redeem or exchange Fund shares that are held in a taxable account, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the Internal Revenue Service on an Internal Revenue Service Form 1099-B cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the "wash sale" rules. Such reporting generally is not required for shares held in a Qualified Plan or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

A Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund's default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary's default method (or the method you have selected by notifying the intermediary) will apply. Please see the Funds' website at: pncfunds.com or contact the Funds at 1-800-622-FUND (3863) or consult your financial intermediary, as appropriate, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in a Fund, and to determine which available cost basis method is best for you.

Limitations on Purchases, Exchanges and Redemptions

The Board has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

General Trading Limits: Fund shareholders are limited to no more than one "round trip" transaction – a fund purchase followed shortly by a corresponding sale (redemption or exchange) – during a 60-day period. If more than one "round trip" transaction occurs in an account, there must be at least 60 calendar days between the initiation of each transaction.

PNC Funds reserves the right to notify shareholders who violate PNC Funds' market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

•  Reject a purchase or exchange order

•  Delay payment of immediate cash redemption proceeds for up to seven calendar days

•  Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

•  Limit the amount of any exchange

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason.

SHAREHOLDER SERVICES PLANS

Each Fund has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class R Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing

56

dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class R Shares for these shareholder services.

The Funds' underwriter may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the underwriter from any source available to it. Under any such program, the underwriter may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

Dividends from net investment income are declared and paid as follows:

Fund Name
PNC Target 2020 Fund	Annually
PNC Target 2030 Fund	Annually
PNC Target 2040 Fund	Annually
PNC Target 2050 Fund	Annually
PNC Retirement Income Fund	Quarterly

Each Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the corresponding distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain United States federal income tax considerations generally applicable to investments in the Funds under current law, which is subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are United States citizens or residents. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Each Fund intends to qualify and be treated each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

Tax-Advantaged Accounts as Shareholders

Class R Shares of the Funds are offered primarily to Qualified Plans, which are tax-advantaged accounts for U.S. federal income tax purposes. Qualified Plans generally are not subject to U.S. federal income tax on distributions from a Fund or on redemptions of shares of a Fund. Special tax rules apply to investments through Qualified Plans. Plan participants whose Qualified Plan invests in a Fund generally are not subject to U.S. federal income tax on distributions from the Fund that are received by the Qualified Plan or on redemptions of the Fund's shares by the Qualified Plan. Distributions from a Qualified Plan to plan participants generally are taxable to those participants as ordinary income, with certain exceptions (for example, distributions from a Roth 401(k) plan generally are not taxable to participants in such a plan).

Whether you are investing through a Qualified Plan or through another type of tax-advantaged plan or account, you should consult with your own tax advisor and your plan administrator or other designated financial intermediary to determine the suitability of a Fund as an investment through such plan or account and the specific U.S. federal income, as well as any possible state, local, foreign or other, tax consequences to you of investing in a Fund through your plan or account.

Fund Distributions – Taxable Shareholders

Each Fund intends to distribute each year all or substantially all of its net investment income and capital gains, including its net capital gain (the excess of long-term capital gain over short-term capital loss, in each case determined with reference to any loss carryforwards). You will be subject to federal income tax on Fund distributions in the manner described herein, regardless of whether they are paid in cash or reinvested in additional shares. Although distributions are generally taxable to you in the year they are paid, distributions declared in October, November or December but paid in the following January are taxable as if they were paid on December 31 of the year in which they were declared.

Distributions of investment income (other than exempt-interest dividends, if any, described below) and gains from the sale of investments that a Fund owned for one year or less will generally be taxable to you at ordinary income rates. Distributions attributable to the net capital gain of a Fund ("capital gain dividends") will generally be taxable to you as long-term capital gain, regardless of how long you have held your shares. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. You will be notified annually of the tax status of distributions paid to you.

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For taxable years beginning before January 1, 2013, distributions of investment income properly reported by a Fund as derived from "qualified dividend income" will generally be taxable to you at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Certain of a Fund's investment activities, such as investments in debt securities, securities lending activities, if any, high portfolio turnover, or investments in "non-qualified" foreign corporations will result in a lesser amount of the Fund's distributions qualifying for this favorable tax treatment than if the Fund had not conducted such activities. Also, if a Fund receives dividends from a regulated investment company in which the Fund invests (an "Underlying RIC"), and the Underlying RIC reports such dividends as "qualified dividend income," then the Fund is permitted, in turn, to report a portion of its distributions as "qualified dividend income," provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC. The special tax treatment of qualified dividend income will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. See the Statement of Additional Information for a description of the requirements necessary for this favorable tax treatment to apply.

A portion of the Funds' dividends paid to corporate shareholders may be eligible for the dividends-received deduction, provided holding period and other requirements are met at both the shareholder and Fund levels. Certain of a Fund's investment activities, such as investments in debt securities, securities lending activities, if any, high portfolio turnover rate, or investments in foreign corporations will result in a smaller portion of the Fund's distributions qualifying for the dividends-received deduction than if the Fund had not conducted such activities. Also, if the Fund receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

A Fund may be eligible to report a portion of its distributions as exempt-interest dividends, which are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but may be subject to state and local taxes and may result in liability for the federal alternative minimum tax. If, at the close of each quarter of a Fund's taxable year, at least 50% of its total assets consists of interests in Underlying RICs, the Fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying RICs, and of interest on any tax-exempt obligations in which it directly invests, if any.

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the "net investment income" of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends (described below), and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. However, you will be taxed on the entire amount of the distribution received, even though, as an economic matter, all or a portion of the distribution constitutes a return of capital. This tax result is known as "buying into a dividend."

Redemptions or Exchanges – Taxable Shareholders

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange, or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. As described under "Cost Basis Reporting" above, upon the sale, exchange, or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service with cost basis and certain other related tax information about the Fund shares you sold, redeemed or exchanged. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, all or a portion of any loss realized on a disposition of shares of a Fund will be disallowed under the "wash sale" rules if other shares of the same Fund are purchased within 30 days before or after the disposition, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.

Investments in other Regulated Investment Companies

A Fund's investments in shares of an Underlying RIC can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund

58

would have distributed had it invested directly in the securities held by the Underlying RIC, rather than in shares of the Underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RIC.

Investments in Certain Debt Instruments and Derivatives

Certain of a Fund's investments, including certain debt instruments, derivatives, options, futures, forwards, and swaps, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments, including when not otherwise advantageous to do so, in order to make required distributions).

Investments in Foreign Securities

A Fund's investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing, amount, or character of the Fund's distributions.

Foreign Taxes

A Fund's investments in foreign securities may be subject to foreign withholding taxes, which can decrease the Fund's yield on such securities. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries, in respect of foreign securities the Fund has held for at least a minimum period specified by the applicable tax rules. Alternatively, if at the close of each quarter of a Fund's taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, the Fund will be a "qualified fund of funds." In that case, the Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by an Underlying RIC in which the Fund invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. In either case, even if the Fund qualifies to make such election for any year, it may determine not to do so. See the Statement of Additional Information for additional information regarding such credits.

Investments in Commodities and Commodity-Related Instruments

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, derive at least 90% of its gross income from certain specified sources (such income, "qualifying income"). Direct investment in commodities and certain commodity-related instruments generally do not, under published Internal Revenue Service guidance, produce qualifying income. Each Fund intends to gain exposure to the commodities markets by investing directly in commodity-related instruments that the Fund believes give rise to qualifying income or otherwise in such a manner that it satisfies the 90% qualifying income requirement, or indirectly through its investment in a wholly owned subsidiary organized under the laws of a foreign jurisdiction that, in turn, would invest in commodity-related instruments. Under the tax diversification requirements described above, a Fund may not invest more than 25% of its total assets in such subsidiaries. Any such subsidiary will intend to operate in such a manner that the 90% qualifying income requirement is satisfied in respect of a Fund investing in such subsidiary. See "Tax Status Risk" above for further discussion of potential tax risks of a Fund's commodity and commodity-related investments.

It is expected that any such subsidiary generally will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation for U.S. federal tax purposes, and a Fund investing in such subsidiary will be required to include in its income annually amounts earned by the subsidiary during that year, regardless of whether such income is distributed by the subsidiary to the Fund. Gains from the sales of investments by the subsidiary will not be eligible for capital gain treatment, but instead will be treated as ordinary income when included in income by the Fund. Furthermore, the Fund will be required to distribute the subsidiary's income annually to its shareholders in order to avoid any tax liability at the Fund level and continue to be treated as a regulated investment company, whether or not the subsidiary makes a distribution to the Fund during the taxable year. As a result, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to meet these distribution requirements.

Backup Withholding

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable distributions or gross proceeds realized upon redemption of Fund shares payable to shareholders who fail to provide to the Fund a correct taxpayer identification number in the manner required, who have under-reported dividend or interest income, or who fail to certify to the Fund that they are not subject to backup withholding. Under current law, the backup withholding rate is 28% for amounts paid through 2012 and

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will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

U.S. Federal Tax Treatment of Foreign Shareholders

Investors that are not U.S. citizens or residents should consult their own tax advisors regarding the U.S. and non-U.S. tax consequences of an investment in a Fund.

State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is in the Statement of Additional Information.

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APPENDIX A

Below is a list of some of the other PNC Funds and PNC Advantage Funds in which the Fund may invest from time to time and a brief description of their investment objective and a summary of their principal investment strategies:

Equity Funds

PNC Large Cap Core Equity Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of domestic large cap equity securities which includes common stock, ADRs, preferred stock, warrants and rights. The Adviser employs a philosophy combining disciplined portfolio construction with security selection that blends both value and growth investment styles. A large portion of the Fund will be invested in companies with a minimum market capitalization of $3 billion, but the Fund may invest in companies of any market capitalization.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, quantitative and technical factors to help identify appropriate investments for the Fund. The Adviser utilizes a disciplined sell process and may choose to sell a holding, for example, when it does not satisfy specific quantitative criteria, if analysts project earnings below consensus or to take advantage of a better investment opportunity.

PNC S&P 500 Index Fund

Investment Objective

The Fund seeks to approximate, before Fund expenses, the investment results of the S&P 500® Index.

Principal Investment Strategies

Under normal circumstances, the Fund invests substantially all, but in no event less than 80%, of its net assets plus any borrowings for investment purposes in stocks included in the S&P 500® Index. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The S&P 500® Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets will normally be invested in stocks included in the S&P 500® Index in approximately the same relative proportion as those stocks are held in the S&P 500® Index. The Fund does not, however, simply invest in a portfolio that replicates the precise composition of the S&P 500® Index, and the Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). The Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, may result in net returns after expenses that may more closely approximate the returns of the S&P 500® Index. The Adviser may invest in S&P 500® Index futures in addition to or in place of S&P 500® Index stocks to attempt to equal the performance of the S&P 500® Index. The Fund may also invest in other S&P 500® Index derivatives with economic characteristics similar to the common stocks in the S&P 500® Index. Under normal circumstances, the notional amount of investments in derivatives will not exceed 20% of the Fund's net assets. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk/volatility or as part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Large Cap Value Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of value-oriented domestic equity securities of large cap companies. The Fund defines a large cap company as one whose market capitalization at the time of purchase is greater than $3 billion. In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally seeks to sell a security when its market value equals or exceeds what the Adviser believes is its intrinsic value. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC Large Cap Growth Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

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Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of growth-oriented domestic large cap equity securities. The Adviser employs a philosophy combining disciplined portfolio construction with flexible security selection. A large portion of the Fund will be invested in companies with a minimum market capitalization of $3 billion. The Adviser utilizes a disciplined sell process and may choose to sell a holding, for example, when it does not satisfy specific quantitative criteria, if analysts project earnings below consensus or to take advantage of a better investment opportunity.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

PNC Mid Cap Value Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of value-oriented domestic equity securities of mid cap companies. The Fund defines a mid cap company as one whose market capitalization at the time of purchase falls approximately between $750 million and $20 billion. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally seeks to sell a security when its market value equals or exceeds what the Adviser believes is its intrinsic value. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in mid cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC Multi-Factor Small Cap Value Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Value Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Value Index. Using an analytical process together with fundamental research methods to implement a "value" approach, the Adviser assesses the performance potential of companies and buys those companies it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industry sectors that the Adviser believes hold high potential.

PNC Multi-Factor Small Cap Core Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Index. Using an analytical process together with fundamental research methods, the "Adviser assesses the performance potential of companies and buys those companies that possess both value and growth characteristics. The Adviser assesses a company's prospects by reviewing and analyzing purchase candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in IPOs, the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's objectives.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in

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small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industry sectors that the Adviser believes hold high potential.

PNC Small Cap Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in stocks of U.S. small cap companies with stock market capitalizations between $100 million and $3 billion at time of purchase. The Fund also considers a small cap company as one whose market capitalization at the time of purchase falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Index. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

The Adviser investment process is to invest in securities of companies based on the Adviser's analysis of the company's cash flow. The Adviser's investment process focuses, specifically, on Cash Flow Return on Investment (CFROI®)1. CFROI® is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI® is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Adviser first screens companies that are improving their CFROI® measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced.

In addition, as part of its screening process, the Adviser looks for companies whose management understands how to create value for shareholders, through their ability to deploy capital and that are market leaders with respect to the product or service they provide, and are a part of a strong growing industry. The Adviser will generally sell a security when cash flow return on investment flattens or declines, and when market price equals or exceeds the Adviser's cash flow value "target". However, none of the sell characteristics are automatic.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC Multi-Factor Small Cap Growth Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Growth Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Growth Index. Using an analytical process together with fundamental research methods, the Adviser assesses the performance potential of companies and buys stocks of those companies that it believes offer the best prospects for superior performance. The Adviser assesses a company's prospects for growth by reviewing and analyzing purchase candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in IPOs, the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industry sectors that the Adviser believes hold high potential for growth.

PNC International Equity Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in equity securities that are tied economically to a number of countries throughout the world. The Fund will limit investments in securities of issuers in countries with developing markets (non-Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE Index")) or economies to no more than 25% of the Fund's total assets, and will not invest more than 10% of its total assets in any single such country. More than 25% of the

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Fund's assets may be invested in the equity securities of issuers located in the same country.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may invest in companies of any capitalization.

The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

The Fund may use exchange traded funds, closed-end funds and derivative instruments, combined with investments in money market securities and forward currency agreements, to gain broad exposure to markets and/or a particular index. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. The Fund may also use futures to gain diversified exposure to a specific country or region. These instruments are not used for the purpose of introducing leverage in the Fund, though they may have that result. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, or as part of a hedging strategy.

Fixed Income Funds

PNC Ultra Short Bond Fund

Investment Objective

The Fund seeks to provide high current income while preserving capital.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of investment grade securities such as U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities at the time of purchase. The dollar-weighted average maturity of the Fund's portfolio is normally expected to be less than 18 months, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will seek to add value by, among other things, emphasizing market sectors and individual securities that, based on historical yield relationships and the Adviser's judgment, represent attractive opportunities. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, if unrated, determined by the Adviser to be of comparable quality. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PNC Limited Maturity Bond Fund

Investment Objective

The Fund seeks to provide current income as well as preservation of capital.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from one to five years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defense purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

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PNC Government Mortgage Fund

Investment Objective

The Fund seeks to provide current income as well as preservation of capital.

Principal Investment Strategies

The Fund invests in a diversified portfolio of mortgage-related securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years, but may vary outside that range from time to time, including due to market conditions. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in mortgage-related securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest up to 20% of its assets in other types of investments including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PNC Intermediate Bond Fund

Investment Objective

The Fund seeks to provide current income as well as preservation of capital.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of domestic and foreign investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years, but may vary outside that range from time to time, including due to market conditions. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Bond Fund

Investment Objective

The Fund seeks to provide current income as well as preservation of capital.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund may use derivatives as a

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substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Total Return Advantage Fund

Investment Objective

The Fund seeks to provide current income as well as capital appreciation.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade debt securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest in fixed income securities of any type, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of the security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 20% of its assets in fixed income securities that are rated below investment grade or, if unrated, are determined by the Adviser to be of comparable quality, sometimes known as "junk bonds." Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC High Yield Bond Fund

Investment Objective

The Fund seeks a high level of current income along with capital appreciation.

Principal Investment Strategies

The Fund's investment objective is to provide a high level of current income along with capital appreciation. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The term "high yield" is generally understood to describe debt securities that are rated below investment grade or, if unrated, determined by the Adviser to be of comparable quality ("junk bonds"). The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

The Fund may invest in foreign securities, including securities of issuers in emerging markets.

In buying and selling securities for the Fund the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives, as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Tax Exempt Limited Maturity Fund

Investment Objective

The Fund seeks to provide a high level of income that is exempt from regular federal income tax as is consistent with relative protection of capital.

Principal Investment Strategies

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund will invest in securities of varying maturity, but generally will

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favor those with short to medium maturities. The Fund normally will maintain a dollar-weighted average portfolio maturity of between one and five years, but this may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

In selecting securities for the Fund to buy and sell, the Adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and regions of the country. The Fund will generally purchase investment grade debt municipal obligations, which are those rated in one of the four highest rating categories by at least one NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade securities, also known as high yield "junk" bonds (generally rated below the BBB category). The Fund may also invest up to 20% of its assets in interest rate swaps for hedging purposes. The Fund may also invest in derivative securities relating to municipal securities. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Intermediate Tax Exempt Bond Fund

Investment Objective

The Fund seeks to provide high current income while preserving capital.

Principal Investment Strategies

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund normally will maintain a dollar-weighted average maturity of between three and ten years, but this may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. dollar-denominated securities (bonds) that generate income exempt from federal income tax (including the federal alternative minimum tax). A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. Fund dividends may be taxable for state and local income tax purposes. Also, some Fund distributions may be taxable for federal income tax purposes, such as those derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

Money Market Funds

PNC Advantage Institutional Money Market Fund

Investment Objective

The Fund seeks to provide high current income consistent with stability of principal while maintaining liquidity.

Principal Investment Strategies

The Fund invests primarily in a variety of high quality, short-term U.S. dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. The Fund may invest in foreign obligations. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a debt rating in the highest short-term rating category by at least two NRSROs or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by, but not limited to, cash, government obligations, eligible commercial paper or investment grade fixed income securities and issued by financial institutions such as banks and broker-dealers. Investment grade fixed income securities are securities rated in one of the four highest rating categories by at least one NSRO, or if unrated, determined by the Adviser to be of comparable quality. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the highest rating category for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest

67

rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

FINANCIAL HIGHLIGHTS

Because the Funds have no performance history as of the date of this prospectus, financial highlights tables for the Funds have not been included in this prospectus.

68

Investment Adviser

PNC Capital Advisors, LLC
One East Pratt Street, 5th Floor
Baltimore, Maryland 21202

Underwriter

PNC Funds Distributor, LLC
Three Canal Street Plaza
Suite 100
Portland, ME 04101

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600

For more information about the Funds, please ask for:

Statement of Additional Information (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports

The Annual and Semi-Annual reports, when available, list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

To Obtain More Information:

By Internet:
pncfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520

PNC Funds' Investment Company Act
registration number is 811-4416

PNC FUNDS

Statement of Additional Information

September 28, 2012

EQUITY FUNDS

PNC Balanced Allocation Fund — CLASS A (PBAAX)

PNC Balanced Allocation Fund — CLASS C (PBCCX)

PNC Balanced Allocation Fund — CLASS I (PBLIX)

PNC International Equity Fund — CLASS A (PMIEX)

PNC International Equity Fund — CLASS C (PIUCX)

PNC International Equity Fund — CLASS I (PIUIX)

PNC Large Cap Core Equity Fund — CLASS A (PLEAX)

PNC Large Cap Core Equity Fund — CLASS C (PLECX)

PNC Large Cap Core Equity Fund — CLASS I (PLEIX)

PNC Large Cap Growth Fund — CLASS A (PEWAX)

PNC Large Cap Growth Fund — CLASS C (PEWCX)

PNC Large Cap Growth Fund — CLASS I (PEWIX)

PNC Large Cap Value Fund — CLASS A (PLVAX)

PNC Large Cap Value Fund — CLASS C (PALVX)

PNC Large Cap Value Fund — CLASS I (PLIVX)

PNC Mid Cap Value Fund — CLASS A (PMCAX)

PNC Mid Cap Value Fund — CLASS C (PMFCX)

PNC Mid Cap Value Fund — CLASS I (PMVIX)

PNC Multi-Factor Small Cap Core Fund — CLASS A (PLOAX)

PNC Multi-Factor Small Cap Core Fund — CLASS C (PLOCX)

PNC Multi-Factor Small Cap Core Fund — CLASS I (PLOIX)

PNC Multi-Factor Small Cap Growth Fund — CLASS A (PLWAX)

PNC Multi-Factor Small Cap Growth Fund — CLASS C (PLWCX)

PNC Multi-Factor Small Cap Growth Fund — CLASS I (PLTIX)

PNC Multi-Factor Small Cap Value Fund — CLASS A (PMRRX)

PNC Multi-Factor Small Cap Value Fund — CLASS C (PSVCX)

PNC Multi-Factor Small Cap Value Fund — CLASS I (PMUIX)

PNC S&P 500 Index Fund — CLASS A (PIIAX)

PNC S&P 500 Index Fund — CLASS C (PPICX)

PNC S&P 500 Index Fund — CLASS I (PSXIX)

PNC Small Cap Fund — CLASS A (PPCAX)

PNC Small Cap Fund — CLASS C (PPCCX)

PNC Small Cap Fund — CLASS I (PPCIX)

FIXED INCOME FUNDS

PNC Bond Fund — CLASS A (PAAAX)

PNC Bond Fund — CLASS C (PFDCX)

PNC Bond Fund — CLASS I (PFDIX)

PNC Government Mortgage Fund — CLASS A (POMAX)

PNC Government Mortgage Fund — CLASS C (PGTCX)

PNC Government Mortgage Fund — CLASS I (PTGIX)

PNC High Yield Bond Fund — CLASS A (PAHBX)

PNC High Yield Bond Fund — CLASS I (PIHBX)

PNC Intermediate Bond Fund — CLASS A (PBFAX)

PNC Intermediate Bond Fund — CLASS C (PIBCX)

PNC Intermediate Bond Fund — CLASS I (PIKIX)

PNC Limited Maturity Bond Fund — CLASS A (PLFAX)

PNC Limited Maturity Bond Fund — CLASS C (PFLCX)

PNC Limited Maturity Bond Fund — CLASS I (PMYIX)

PNC Total Return Advantage Fund — CLASS A (PTVAX)

PNC Total Return Advantage Fund — CLASS C (PTVCX)

PNC Total Return Advantage Fund — CLASS I (PTVIX)

PNC Ultra Short Bond Fund — CLASS A (PSBAX)

PNC Ultra Short Bond Fund — CLASS I (PNCIX)

TAX EXEMPT BOND FUNDS

PNC Intermediate Tax Exempt Bond Fund — CLASS A (PTBIX)

PNC Intermediate Tax Exempt Bond Fund — CLASS C (PITCX)

PNC Intermediate Tax Exempt Bond Fund — CLASS I (PTIIX)

PNC Maryland Tax Exempt Bond Fund — CLASS A (PDATX)

PNC Maryland Tax Exempt Bond Fund — CLASS C (PDACX)

PNC Maryland Tax Exempt Bond Fund — CLASS I (PDITX)

PNC Michigan Intermediate Municipal Bond Fund — CLASS A (PMMAX)

PNC Michigan Intermediate Municipal Bond Fund — CLASS C (PMICX)

PNC Michigan Intermediate Municipal Bond Fund — CLASS I (PBFIX)

PNC Ohio Intermediate Tax Exempt Bond Fund — CLASS A (POXAX)

PNC Ohio Intermediate Tax Exempt Bond Fund — CLASS C (POXCX)

PNC Ohio Intermediate Tax Exempt Bond Fund — CLASS I (POXIX)

PNC Pennsylvania Intermediate Municipal Bond Fund — CLASS A (PPMAX)

PNC Pennsylvania Intermediate Municipal Bond Fund — CLASS C (PPMCX)

PNC Pennsylvania Intermediate Municipal Bond Fund — CLASS I (PIBIX)

PNC Tax Exempt Limited Maturity Bond Fund — CLASS A (PDLAX)

PNC Tax Exempt Limited Maturity Bond Fund — CLASS C (PDCLX)

PNC Tax Exempt Limited Maturity Bond Fund — CLASS I (PDLIX)

MONEY MARKET FUNDS

PNC Government Money Market Fund — CLASS A (PGAXX)

PNC Government Money Market Fund — CLASS I (PKIXX)

PNC Money Market Fund — CLASS A (PEAXX)

PNC Money Market Fund — CLASS C (PECXX)

PNC Money Market Fund — CLASS I (PCIXX)

PNC Ohio Municipal Money Market Fund — CLASS A (POAXX)

PNC Ohio Municipal Money Market Fund — CLASS I (PYIXX)

PNC Ohio Municipal Money Market Fund — CLASS T (POTXX)

PNC Pennsylvania Tax Exempt Money Market Fund — CLASS A (PSAXX)

PNC Pennsylvania Tax Exempt Money Market Fund — CLASS I (PFIXX)

PNC Pennsylvania Tax Exempt Money Market Fund — CLASS T (PPTXX)

PNC Tax Exempt Money Market Fund — CLASS A (PXAXX)

PNC Tax Exempt Money Market Fund — CLASS I (PXIXX)

PNC Tax Exempt Money Market Fund — CLASS T (PXTXX)

PNC Treasury Money Market Fund — CLASS A (PRAXX)

PNC Treasury Money Market Fund — CLASS I (PDIXX)

TARGET DATE FUNDS

PNC Target 2020 Fund — CLASS I (PDTCX)

PNC Target 2020 Fund — CLASS R (PDTDX)

PNC Target 2030 Fund — CLASS I (PDTEX)

PNC Target 2030 Fund — CLASS R (PDTFX)

PNC Target 2040 Fund — CLASS I (PDTGX)

PNC Target 2040 Fund — CLASS R (PDTHX)

PNC Target 2050 Fund — CLASS I (PDTIX)

PNC Target 2050 Fund — CLASS R (PDTJX)

PNC Retirement Income Fund — CLASS I (PDTAX)

PNC Retirement Income Fund — CLASS R (PDTBX)

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the current Prospectuses listed below for the above investment portfolios (each, a “Fund,” collectively, the “Funds”) of PNC Funds, as may be amended or supplemented from time to time.  This SAI is incorporated by reference in its entirety into the Prospectuses.  The Prospectuses and PNC Funds’ annual reports to shareholders dated May 31, 2012 (the “2012 Annual Reports”) may be obtained without charge, upon request, by calling or writing PNC Funds at 1-800-622-FUND (3863), 760 Moore Road, King of Prussia, Pennsylvania 19406.

Current Prospectuses

•                                          Prospectus dated September 28, 2012 for A and C Shares of the Money Market Funds.

•                                          Prospectus dated September 28, 2012 for I and T Shares of the Money Market Funds.

•                                          Prospectus dated September 28, 2012 for A and C Shares of the Equity Funds.

•                                          Prospectus dated September 28, 2012 for I Shares of the Equity Funds.

•                                          Prospectus dated September 28, 2012 for A and C Shares of the Fixed Income Funds and Tax Exempt Bond Funds.

•                                          Prospectus dated September 28, 2012 for I Shares of the Fixed Income Funds and Tax Exempt Bond Funds.

•                                          Prospectus dated September 28, 2012 for I Shares of the Target Date Funds.

•                                          Prospectus dated September 28, 2012 for R Shares of the Target Date Funds.

FINANCIAL STATEMENTS

PNC Funds’ audited financial statements, including the notes thereto, and the reports therein of Deloitte & Touche LLP, PNC Funds’ Independent Registered Public Accounting Firm, included in the Annual Reports for the periods ended May 31, 2012, are incorporated by reference into this SAI.  No other parts of the 2012 Annual Reports are incorporated by reference.

STATEMENT OF ADDITIONAL INFORMATION

                This SAI should be read in conjunction with the Prospectuses for the Funds listed on the cover page of this SAI.  The information contained in this SAI expands upon matters discussed in the Prospectuses.  No investment in shares of a Fund should be made without first reading the Prospectus for such Fund.

                PNC Funds (the “Trust”), formerly known as “Allegiant Funds,” is a Delaware statutory trust that is the successor in interest to a Massachusetts business trust also known as “Allegiant Funds” that was organized on January 28, 1986.  The Trust is a series of funds authorized to issue separate classes or series of shares of beneficial interest (each herein referred to as a “Fund,” and collectively as the “Funds”).  The Funds are registered as open-end management investment companies.  Each Fund other than the Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund is a diversified investment company under the Investment Company Act of 1940 (the “1940 Act”).  Each of the Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund is a non-diversified investment company under the 1940 Act.

                The Maryland Tax Exempt Bond and the Tax Exempt Limited Maturity Bond Funds commenced operations on February 8, 2010 upon the closing of the reorganization between the former series of PNC Funds, Inc. into certain Funds of the Trust.

ADDITIONAL INFORMATION FOR THE FUNDS

Additional Information on Fund Management

                Further information on the management strategies, techniques, policies and related matters concerning PNC Capital Advisors, LLC, the investment adviser to the Funds, Polaris Capital Management, LLC, (“Polaris”) and GE Asset Management Incorporated, a wholly-owned subsidiary of General Electric Company (“GEAM”), (and together with Polaris, the “Sub-Advisers”), the sub-advisers to PNC International Equity Fund, may be included from time to time in advertisements, sales literature, communications to shareholders and other materials.  See “Performance Information”.

        The Advisory Agreement between the Trust, with respect to all Funds included herein other than the Target Date Funds (as defined below) and PNC Capital Advisors, LLC (the “Adviser”) became effective as of January 4, 2010 (the “Advisory Agreement”).  Prior to September 29, 2009, Allegiant Asset Management Company (“Allegiant”) served as investment adviser of the Funds.  On September 29, 2009, Allegiant Asset Management Company merged with PNC Capital Advisors, Inc., its affiliate, to form the Adviser (the “Merger”).  The Adviser (like its predecessors, PNC Capital Advisors, Inc. and Allegiant) is an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”).  PNC acquired Allegiant through the merger of National City Corporation and PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant to form the Adviser.

The Advisory Agreement between the Trust, with respect to the PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund, PNC Target 2050 Fund, and PNC Retirement Income Fund (collectively, the “Target Date Funds”), and the Adviser is expected to become effective as of September 28, 2012 (the “Target Date Funds Advisory Agreement”).  On August 30, 2012, the Board approved the Target Date Funds Advisory Agreement.

Additional Information About PNC S&P 500 Index Fund

                Under normal circumstances, the Fund invests substantially all, but in no event less than 80%, of the Fund’s net assets plus any borrowings for investment purposes in stocks included in the S&P 500® Index.  The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy.  Under ordinary circumstances, the Fund will take positions only in equity securities currently within the S&P 500 Index, scheduled to be added to the Index, or recently removed from the Index.  Under normal circumstances, the notional amount of investments in derivatives will not exceed 20% of the Fund’s net assets.  The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk/volatility or as part of a hedging strategy.

The Fund may acquire derivative instruments designed to replicate the performance of the S&P 500 Index, such as S&P 500 stock index futures contracts or S&P Depositary Receipts (“SPDRs”).  The Fund is not required to buy or sell securities solely because the percentage of its assets invested in index stocks changes when the market value of its holdings increases or decreases.  In addition, the Fund may omit or remove an index stock from its portfolio if the Adviser believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.  With respect to the remaining portion of its net assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market investments.  In extraordinary circumstances, the Fund may exclude a stock listed on the S&P 500 Index from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective.  The Fund also may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities.

The Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of the S&P 500 Index of at least 95% before deduction of operating expenses.  A correlation of 100% would indicate perfect correlation, which would be achieved when the Fund’s net asset value (“NAV”), including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index.  The Fund’s ability to correlate its performance with the S&P 500 Index, however, may be affected by, among other things, changes in securities markets, the manner in which S&P calculates the Index, and the timing of purchases and redemptions.  The Fund intends to actively rebalance its portfolio to achieve high correlation of performance with the S&P 500 Index.  To reduce transaction costs and minimize shareholders’ current capital gains liability, the

Fund’s investment portfolio will not be automatically rebalanced in every instance to reflect changes in the S&P 500 Index.

The inclusion of a security in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment.  The common stock of PNC, which as noted above is the indirect parent company of the Adviser, and BlackRock, an affiliate of PNC, are included in the S&P 500 Index.  Like the other stocks in the S&P 500 Index, the Fund will invest in the common stock of PNC and its affiliates in approximately the same proportion as the percentage PNC common stock represents in the S&P 500 Index.

                The Fund is not sponsored, endorsed, sold or promoted by S&P, a division of McGraw-Hill Companies, Inc.   S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance.  S&P’s only relationship to the Adviser as Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund.  S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for, and has not participated in, the determination of the price and amount of the Fund shares or the timing of the issuance or sale of the Fund shares or in the determination or calculation of the equation by which the Fund shares are to be converted into cash.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

                S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Additional Information About PNC Bond, Intermediate Bond, Limited Maturity Bond and Total Return Advantage Funds

Up to 20% of the value of each of the Bond, Intermediate Bond, and Limited Maturity Bond Funds’ assets may be invested in preferred stocks and other investments. Although the Total Return Advantage Fund normally invests substantially all of its assets in investment grade debt securities, it may invest up to 20% of its net assets in preferred stock and other investments, including but not limited to, securities rated below investment grade or, if unrated, determined by the Adviser to be of comparable quality (commonly referred to as “junk bonds”).

Additional Information About PNC Government Mortgage Fund

The Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an unaffiliated NRSRO or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers’ acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements.  The Fund may also invest in corporate debt securities which are rated at the time of purchase within the top four rating categories assigned by an NRSRO or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.

Additional Information About PNC High Yield Bond Fund

The Fund may invest up to 25% of its assets at the time of purchase in foreign securities, including securities of issuers in emerging markets.  Securities of Canadian issuers are not subject to this limitation.  While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

Additional Information About PNC Ultra Short Bond Fund

The Adviser attempts to increase income and preserve or enhance total return by managing average portfolio duration.  By maintaining an average duration that will not exceed 18 months under normal circumstances, the Adviser attempts to reduce the higher level of volatility that is generally associated with bonds of longer duration.

                Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates.  It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security.  Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration.  Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

                An effective duration of one year, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 1%.  An increase in rates by the same magnitude is estimated to reduce the price of the security by 1%.  By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change.  While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Additional Information About PNC Michigan Intermediate Municipal Bond Fund

The Fund normally will be invested in long-term Michigan Municipal Securities, although the Fund may invest in Michigan Municipal Securities of any maturity and the Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors.  In addition, the average weighted maturity of the Fund’s portfolio may vary depending upon the availability of suitable Michigan Municipal Securities or other relevant market factors.

The Fund invests primarily in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by an NRSRO.  The Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Trust’s Board of Trustees.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will treat these bonds as Michigan Municipal Securities for purposes of measuring compliance with the 80% policy described above.  To the extent the Fund invests in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund’s distributions derived from these bonds.

The Fund may invest in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes, as determined by the Adviser, due to market conditions.  Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers’ acceptances of selected banks, commercial paper meeting the Fund’s quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements.  Under such circumstances and during the period of such investment, the Fund may not achieve its stated investment objective.

                Because the Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Fund’s performance is closely tied to the general economic conditions within the state as a whole and to the economic conditions within particular industries and geographic areas represented or located within the state.  However, the Fund attempts to diversify, to the extent the Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.

Special Considerations — Tax Exempt Bond Funds

Although each Fund’s average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors, the Funds anticipate that they will generally maintain a dollar-weighted average portfolio maturity of three to ten years, with the exception of the Tax Exempt Limited Maturity Bond Fund, which will normally maintains a dollar-weighted average portfolio maturity of one to five years.

For temporary defensive or liquidity purposes when, in the opinion of the Funds’ Adviser, Maryland Municipal Securities (investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from both federal income taxes, federal alternative minimum tax and Maryland state and local income taxes), Michigan Municipal Securities (debt obligations, consisting of notes, bonds and commercial paper, the interest on which is exempt from federal and Michigan personal income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan personal income taxes), Ohio Municipal Securities (in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities), Pennsylvania Municipal Securities (debt securities (bonds) issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities) or Limited Maturity Municipal Securities (municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax) of sufficient quality, as the case may be, are not readily available, the Maryland Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond, Pennsylvania Intermediate Municipal Bond and Tax Exempt Limited Maturity Bond Funds may invest up to 100% of their assets in other Municipal Securities and in taxable securities.

Each Fund may hold up to 100% of its assets in uninvested cash reserves, pending investment, during temporary defensive periods.  Uninvested cash reserves will not earn income.

Each Fund may invest in other investments as described below under “Additional Information About Portfolio Investments” including stand-by commitments, variable and floating rate obligations, certificates of participation, other investment companies, illiquid securities, Taxable Money Market Instruments (as defined below), zero coupon obligations and repurchase agreements and engage in when-issued transactions.  The Funds may not lend their portfolio securities.

                Each of the Maryland Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds is classified as a “non-diversified” portfolio, which means that the amount of assets of the Fund that may be invested in the securities of a single issuer is not limited by the 1940 Act.  Nevertheless, each Fund intends to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”).  The Code requires that, at the end of each quarter of a fund’s taxable year, (i) at least 50% of the market value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).  Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio.  Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based NAV per share of the non-diversified portfolio to greater fluctuations.  In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

                Although (i) all of the Tax Exempt Bond Funds may invest 25% or more of their respective net assets in Municipal Securities (obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which is exempt from regular federal income tax), the interest on which is paid solely from revenues of similar projects, (ii) the Ohio Intermediate Tax Exempt Bond and Intermediate Tax Exempt Bond Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, (iii) the Michigan Intermediate Municipal Bond and Pennsylvania Intermediate Municipal Bond Funds may invest up to 100% of their respective total assets in private activity bonds and (iv) the Intermediate Tax Exempt Bond Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state, the Funds do not presently intend to do so unless the investment is determined by the Adviser in its discretion to be attractive relative to other available investment opportunities.  To the extent that a Fund’s assets are invested in such investments, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and private activity bonds to a greater extent than it would be if its assets were not so invested.

                See “Municipal Securities” and “Special Considerations Regarding Investment in Municipal Securities,” below.

                Distributions paid by the Fund which are derived from interest properly attributable to Maryland Municipal Securities will generally be exempt from regular federal income tax and Maryland personal income tax.  Distributions derived from interest on municipal securities of other governmental issuers will generally be exempt from regular federal income tax but may be subject to Maryland personal income tax.  Distributions paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will generally be exempt from regular federal income tax and Ohio personal income tax.  Distributions derived from interest on Municipal Securities of other governmental issuers will generally be exempt from regular federal income tax but may be subject to Ohio personal income tax. paid by the Fund which are derived from interest properly attributable to

Pennsylvania Municipal Securities will generally be exempt from regular federal income tax and Pennsylvania personal income tax.  Distributions derived from interest on Municipal Securities of other governmental issuers will generally be exempt from regular federal income tax but may be subject to Pennsylvania personal income tax.  See “Additional Information Concerning Taxes.”

Additional Information for the Taxable Money Market Funds

                The Government Money Market Fund, Money Market Fund and Treasury Money Market Fund are each currently rated by S&P and approved by the National Association of Insurance Commissioners (“NAIC”).

Special Risk Considerations — Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds

                Although the Tax Exempt Money Market Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, the Funds do not presently intend to do so unless,  the investment is determined by the Adviser in its discretion to be attractive relative to other available investment opportunities.  The Ohio Municipal Money Market Fund may invest up to 100% of its assets in private activity bonds, the interest on which is an item of tax preference for purposes of the federal alternative minimum tax.  In addition, although the Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, these Funds do not currently intend to do so unless,  the investment is determined by the Adviser in its discretion to be attractive relative to other available investment opportunities.  To the extent that a Fund’s assets are invested in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested.

                The Ohio Municipal Money Market Fund may also invest up to 100% of its assets in non-Ohio municipal money market instrument and in taxable securities, during temporary defensive periods when, in the opinion of the Adviser, Ohio municipal money market instruments of sufficient quality are unavailable.  The Pennsylvania Tax Exempt Money Market Fund may also invest up to 100% of its assets in non-Pennsylvania municipal money market instruments and in taxable securities during temporary defensive periods when, in the opinion of the Adviser, Pennsylvania municipal money market instruments of sufficient quality are unavailable.

Disclosure of Portfolio Holdings

                In accordance with the Trust’s policies and procedures, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) is responsible for dissemination of information about the Funds’ portfolio securities.  The Trust, its co-administrators (the Adviser and BNY Mellon Investment Servicing, together the “Co-Administrators”) and Adviser (together with the Co-Administrators, the “Service Providers”) may only disclose information concerning securities held in the Trust’s portfolios under the following circumstances:

(i)                                     Within fifteen business days following the end of each calendar month, BNY Mellon Investment Servicing shall post all securities held by each of the Trust’s Equity, Fixed Income, Tax Exempt Bond and Target Date Funds’ portfolios as of the most recent month-end, together with each security’s percentage of total net assets of the portfolio, on the Trust’s website (excluding the PNC Small Cap, Multi-Factor Small Cap Value, Multi-Factor Small Cap Core and Multi-Factor Small Cap Growth Funds (collectively, the “Small Cap Funds”)).

(ii)                                  Within fifteen business days following the end of each calendar month, BNY Mellon Investment Servicing shall post the securities held by each of the Small Cap Funds as of one month prior to the most recent month end, together with each security’s percentage of total net assets of the portfolios on the Trust’s website.

(iii)                               Within five business days following the end of each calendar month, BNY Mellon Investment Servicing shall post the securities held by each of the Trust’s Money Market Funds’ portfolios as of the most recent month end, together with each security’s percentage of total net assets of the portfolios on the Trust’s website.

(iv)                              As required by the federal securities laws, including the 1940 Act, the Trust shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Forms N-CSR, N-Q and N-MFP or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

                Each of the Trust’s Service Providers is required to keep the Funds’ portfolio information confidential either pursuant to its agreement with the Trust or because of the nature of its relationship to the Trust.  In the event that the Trust or a Service Provider discloses the Trust’s portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential in accordance with a confidentiality agreement and shall not trade on such information.

Neither the Trust, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Trust’s portfolio securities.

With respect to the monthly disclosure of portfolio holdings on the Trust’s website, as previously discussed, BNY Mellon Investment Servicing is authorized to prepare and post to the Trust’s website its portfolio holdings and is also responsible for routine portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust, or disclosure to a rating or ranking organization.  BNY Mellon may provide the Trust’s portfolio securities holdings to any individual or entity, including ratings and rankings organizations, at the same time it is filed with the Securities and Exchange Commission (“SEC”) or one day after the information is provided on the Trust’s website.

BNY Mellon Investment Servicing may disclose the Trust’s non-public portfolio securities holdings (holdings not yet filed with the SEC or provided on the Trust’s website) as part of the normal investment activities of the Trust to the following third-party service providers that, by explicit agreement or by virtue of their respective duties to the Trust, are required to maintain the confidentiality of the information disclosed:  the investment adviser; sub-advisers; underwriter; co-administrators; independent auditor; proxy voting agent (ISS); fund accountants; pricing agents (IDC, Thomson Reuters Markets, LLC and Bloomberg L.P.); custodian; securities lending agent (Brown Brothers Harriman); counsel to the Fund or the non-interested trustees; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

BNY Mellon Investment Servicing, as authorized by the Trust’s President, Vice President, Treasurer, CCO or the Adviser’s President, may also disclose the Trust’s non-public securities holdings to non-service provider third parties and third-party service providers for legitimate business purposes including, but not limited to, disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to a rating or ranking organization; or disclosure of investment models that mirror a portfolio’s holdings to investment professionals in a one-on-one context if such model disclosure is subject to trade rotation with the applicable portfolio it mirrors.  Such non-service provider third parties and third-party service providers must enter into a written agreement in a form acceptable to the Trust and its counsel in which the third party agrees to: (a) limit the use of the non-public portfolio securities holdings to the approved “legitimate business purpose;” (b) keep the non-public portfolio securities holdings confidential; and (c) provide that employees of the third party shall not trade based upon that information in accounts in which they have a beneficial interest.

In order to ensure that the disclosure of the Trust’s portfolio securities is in the best interests of the Trust’s shareholders and to avoid any potential or actual conflicts of interest with BNY Mellon Investment Servicing, the Adviser, the Trust’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Trust’s portfolio securities for any non-routine but legitimate business purposes shall be approved by the Trust’s President, Vice President, Treasurer, CCO, or the Adviser’s President in advance of such disclosure.  This requirement shall not apply to the disclosure of the Trust’s portfolio securities to the Trust’s existing service providers of auditing, custody, proxy voting and other services to the Funds in connection with the provision of their services to the Trust, or as otherwise provided herein.

The Board shall receive quarterly reports stating whether disclosures were made concerning the Trust’s portfolio holdings in contravention of these policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.

In its capacity as investment adviser to the Funds, the Adviser and its personnel will have access to detailed, real-time information regarding the Funds’ portfolio holdings.  The Adviser also acts as investment adviser to the Target Date Funds that may invest in other PNC Funds as a matter of their principal investment strategies or otherwise.   Although the Adviser and some or all of its investment personnel will have knowledge of each Fund’s portfolio holdings, including information that may not be available to the public, the Adviser generally makes investment decisions regarding the Target Date Funds’ investments based on long-term considerations using principles of asset allocation.  Additionally, the Adviser’s personnel are subject to policies and procedures that are designed to prevent the misuse of material non public information.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by the Trust. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. You can lose money by investing in a Fund. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. An investment in a Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks. Because the following is a combined description of the risks associated with investing in the Funds, your Fund may not be subject to certain of the risks described below. Please see your Fund’s Prospectus and this SAI for more information on the principal risks and investment strategies associated with your Fund.

Active Trading Risk.  If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by a Fund’s shareholders.  Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund’s shareholders.

Allocation Risk.  The Funds are subject to the risk that the Adviser’s asset allocation decisions will not anticipate market trends successfully.  For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital.  Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.  The Adviser’s allocation decisions may be based, in part, on the historical performance of certain asset classes.  The historical performance of an asset class may not indicate how it will perform in the future and may cause the Adviser to allocate a Fund’s assets in a manner that is less than optimal and may cause a Fund to fail to meet its investment objective.

Balanced Allocation Risk. Funds that invest directly in equity and fixed income securities will be subject to the risks associated with these securities. For the risks associated with investing in equity securities, see “Market Risk” below. The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. A Fund’s investments in convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income market or the fixed income or equity markets as a whole.

Capitalization Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, small cap stocks may be more volatile than those of larger companies.  These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices.  Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies.  As a result, the values of mid cap company stocks may be more volatile than those of larger companies.

Commodity Risk.  The Funds’ investments in commodities or commodity-linked instruments may expose such Funds to greater volatility than investments in traditional securities.  Certain Funds may invest directly in commodities, including, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and other commodities.  Such Funds may also invest in commodities indirectly by investing in derivatives or other financial instruments where the reference asset is a commodity or commodity index, by investing in pooled investment vehicles that hold commodities, or by investing in companies that engage in, for example, the exploration for, processing of, or commercialization of commodities.  The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of a Fund’s securities to be more volatile or to decline in value significantly.  In addition, political, economic and other conditions in a limited number of commodity-producing countries may have a direct effect on the market value of commodities and the companies that engage in related businesses. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia.

Substantially all the natural resources or related companies in which a Fund may invest could be located in foreign countries, including emerging markets, and the related companies may be small capitalization companies.  The Funds could incur, directly or indirectly, storage costs for bullion and coins.

A Fund’s ability to invest directly or indirectly in natural resources, precious metals and other commodities, in financial instruments related to such assets, and in certain ETFs and other pooled investment vehicles investing in such assets or in instruments related to such assets, may be significantly limited by the Fund’s intention to qualify for federal tax purposes as a “regulated investment company,” and may bear on the Fund’s ability to so qualify.  See “Tax Risk” below.

To the extent a Fund invests in a subsidiary to gain exposure to commodity instruments, the Fund will bear additional risks.  Such a vehicle will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act.  Recent rules adopted by the Commodity Futures Trading Commission (“CFTC”) may subject such a vehicle, the Funds and/or the Adviser to additional requirements and may affect a Fund’s ability to use a subsidiary to pursue its investment strategies.  The potential impact of the new CFTC rules on the Funds is uncertain.  Changes in applicable law could negatively affect the Funds and their shareholders.

Country Risk. From time to time, a Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If a Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. A Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Credit/Counterparty Risk.  The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to a Fund.  If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial situation deteriorates, the values of its debt securities or other instruments may fall.  Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources.  No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

To the extent that a Fund invests in securities of distressed companies, it may be exposed to greater credit, issuer and liquidity risk than a portfolio that does not invest in such securities.  Securities of distressed issuers include both debt and equity securities.  Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.  Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful.  An economic downturn or period of rising interest rates could negatively affect the market for these securities and reduce a Fund’s ability to sell these securities.

Currency Risk.  To the extent that a Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency.

Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments.  As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.  Currency risk may be especially high if a Fund invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging or frontier market countries, which may give rise to market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Derivatives Risk.  Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.  Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies.  A small investment in derivatives could have a potentially large impact on a Fund’s performance.  The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets.  Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by a Fund and the value of the reference asset.  The successful use of derivatives requires sophisticated management, and to the extent that derivatives are used, a Fund will depend on the Adviser’s ability to analyze and manage derivatives transactions.  The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.  Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to a Fund.  A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.  If a Fund enters into a derivatives transaction as a substitute for taking a position in an underlying asset, the Fund is subject to the risk that the derivatives transaction may not provide a return that corresponds with the reference asset.

Other risks arise from the potential inability to terminate or sell derivatives positions.  A liquid secondary market may not always exist for a Fund’s derivatives positions at any time.  In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument.  Over-the-counter derivative instruments also involve the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to a Fund.

If a Fund sells protection on credit default swaps relating to debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the debt security issuer, or the debt security.  In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred.  If no default occurred, the Fund would keep the stream of payments.  Writing credit default swaps effectively adds leverage to a Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent.  Those risks may include: greater fluctuations in market values and currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which a Fund may be exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk.  To the extent that a Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund’s exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk.  Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments.  Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.  In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments.  Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.  Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers.  The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default.  Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.  Some foreign governments levy withholding or other taxes against dividend and interest income or capital gains realized with respect to foreign securities.  Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce a Fund’s yield on such securities.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

•                  The value of a Fund’s assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

•                  A Fund may incur substantial costs in connection with conversions between various currencies;

•                  A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

•                  Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored depositary receipts.  Depositary receipts may represent the right to receive securities of foreign issuers deposited in a bank or other depository.  Some depositary receipts are traded in the United States with prices quoted in U.S. dollars.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.

High-Yield Bond Risk.  Investments in high-yield, lower rated securities (“junk bonds”) involve greater risk than investments in investment grade securities. Such risks include:

•                  A greater risk of price declines than investments in investment grade securities (e.g., securities rated BBB or higher by Standard and Poor’s Ratings Services (“S&P”) or Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”)) due to changes in the issuer’s creditworthiness or economic conditions.

•                  The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market.  This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•                  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer’s ability to make principal and interest payments.

•                  Market prices for high-yield, lower rated securities may be affected by investors’ perception of the issuer’s credit quality and the outlook for economic growth.  Thus, prices for high-yield, lower rated securities may move more independently of interest rates than the overall bond market.

•                  The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

•                  Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue.  Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain.  In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting a Fund’s interests.

Inflation-Indexed Security Risk.  Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services.  The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities.  A Fund’s income from its investments in inflation-indexed securities are likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

If a Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  Additionally, if a Fund purchases inflation-indexed securities in the secondary market whose price has been adjusted upward due to real interest rates decreasing, the Fund may experience a loss if real interest rates subsequently increase.  Other than certain inflation-indexed securities issued by the U.S. Government, the principal value and interest payments of inflation-indexed securities are not guaranteed.

Any increase in principal value of inflation-indexed securities caused by an increase in the index they are tied to is taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time.  As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements for treatment as a regulated investment company and to eliminate any fund-level tax liability under the Code.

Inflation-indexed securities are tied to indices that are calculated based on the rates of inflation for prior periods and there is typically a lag between the time that inflation occurs in the economy and when it is factored into valuations of inflation-indexed securities.  There can be no assurance that such indices will accurately measure the real rate of inflation or that the values of inflation-indexed securities will accurately reflect the real rate of inflation in the prices of goods and services.  In periods of deflation, a Fund may not earn any income from its investments in inflation-indexed securities to distribute.

Interest Rate Risk.  The value of a debt security typically changes in the opposite direction from a change in interest rates.  When interest rates go up, the value of a debt security typically goes down.  When interest rates go down, the value of a debt security typically goes up.  Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.  The dividend yield paid by the Money Market Funds will vary with, among other things, changes in short term interest rates.  The Money Market Funds’ yields could decline due to falling interest rates.

Investment Company Risk.  Certain of the Funds may invest in shares of other investment companies, including ETFs.  To the extent that a Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF.  ETFs and closed-end investment companies may trade at a price below their net asset value.

IPO Risk. An IPO is a company’s first offering of stock to the public. IPOs involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Because the availability of securities listed in an IPO is normally limited, the Adviser may face conflicts of interest in allocating investment opportunities among the Fund and other accounts managed by the Adviser. The Adviser’s IPO allocation decisions may be more or less advantageous to the Fund.

Issuer Risk.  The value of a Fund’s investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell.  Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities.  A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.  Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.  In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector.  To the extent that a Fund invests in foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, a Fund will tend to have greater exposure to liquidity risk.

Leverage Risk.  Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions.  Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices.  Leveraging, including borrowing, may cause a Fund’s performance to be more volatile than if the Fund had not been leveraged.  This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities (or the value of the underlying funds).  Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction.

Management Risk.  The Funds are subject to management risk because they are actively managed.  The Adviser and, for the Target Date Funds, the Committee, will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired outcome.  Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser in managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.  This risk may be especially heightened for the Target Date Funds as compared to other investment companies because these Funds have an especially long time horizon and it may be accordingly more difficult for the Adviser to anticipate and/or manage the consequences of certain events, such as market disruptions, changes in rates of inflation, significant geopolitical and economic events, and significant legal, tax and regulatory changes, successfully during the Fund’s investment time horizon.  Moreover, the consequences of events with limited or no historical precedent may be especially difficult to predict or manage.

Market Risk.  Market risk is the risk that securities prices will fall over short or extended periods of time.  Historically, the stock markets have moved in cycles, and the value of a Fund’s securities may fluctuate from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may decline in response.  Each Fund is subject to the risk that the asset class(es) in which it invests primarily may underperform the asset class(es) in which it does not invest primarily.

Geopolitical and other events may disrupt markets and adversely affect global economies.  Likewise, natural and environmental disasters and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets.  Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a Fund’s investments.  These events could also cause a Fund’s exposure to the risks described elsewhere in this prospectus to increase.  Market disruptions can also prevent a Fund from implementing its investment programs for a period of time and achieving its investment objective.

Money Market Fund Risk. A Fund’s ability to maintain a $1.00 per share net asset value (“NAV”) at all times could be affected by a sharp rise in interest rates causing the value of a Fund’s investments and its share price to drop, a drop in interest rates that reduces the Fund’s yield or the downgrading or default of any of the Fund’s holdings.  The Adviser and its affiliates are under no obligation to support the share price of the Fund. The failure of any money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, including the Money Market Funds, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not impact the Money Market Funds in the future. The SEC recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. Although these amendments are designed to reduce the risks associated with investments in money market funds, they also may reduce a money market fund’s yield potential.  The SEC or other regulatory authorities may adopt additional reforms to money market regulation, which reforms may impact the operations and performance of the Money Market Funds.

Mortgage-Related and Other Asset-Backed Risk.  Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments.  Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility.  This is known as extension risk.  In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk.  When interest rates decline, borrowers may pay off their mortgages sooner than expected.  This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.  A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Mid Cap Company Risk. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, mid cap company stocks may be more volatile than those of larger companies.

Municipal Securities Risk. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes. There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s portfolio manager(s). Certain municipal securities are general obligations of a state or other government entity supported by its taxing powers. These general obligations are typically payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation or aid from other government entities. Other municipal securities are special revenue obligations, which are payable from revenue earned by a particular project or other revenue source. Investors can look only to the revenue generated by the project or the operator of the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue. A Fund may make significant investments in a single issue or a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the value of shares of funds that invest more broadly.

The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers, including political or fiscal events, legislative changes, and the enforceability of rights of municipal bond holders. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.

The values of municipal securities can be affected more by supply and demand factors or the creditworthiness of the issuer than other fixed income securities. In addition, the municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt. If those requirements are not met, the interest received and distributed to shareholders by a Fund may be taxable. In addition, changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Certain municipal securities may be or become highly illiquid, making them difficult to value or dispose of at favorable prices. Illiquidity may be exacerbated from time to time by market or economic events. When a Fund invests a portion of its assets in bonds that are insured by private insurers, the credit standing of such a bond and/or its price will likely be affected by the credit standing of its insurer and the issuer’s ability or perceived ability to meet its obligations.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid.  Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate.  The level of interest rates and other factors affect the frequency of such prepayments.  In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities.  The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result.  In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities.  This leads to the risk that a Fund may lose any potential price appreciation above the bond’s call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Real Estate Risk.  Certain Funds may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate investment trust (“REIT”) or in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Repurchase Agreement Risk. Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. If the seller defaults or otherwise becomes unable to honor a financial obligation, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral. Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Short Sale Risk.  When a Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price.  A Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement.  If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party.  Therefore, short sales may exaggerate losses, and the Fund may potentially lose more money than the actual cost of the investment.  A Fund’s potential loss on certain short sale transactions is theoretically unlimited.

Single State Risk. Certain Funds focus on investments in securities of issuers located in Maryland, Michigan, Ohio or Pennsylvania which leaves such Funds subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if their assets were not so concentrated. In addition, a Fund’s concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

Small Companies Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Smaller companies are generally not as well-known to investors and have less of an investor following than larger companies.  It may be difficult to obtain reliable information and financial data on such companies.  In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment.  Smaller companies also may have difficulty withstanding competition from larger companies within their industries.  If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.  Small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices.

Tax Risk. A Fund’s ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund’s intention to qualify as a regulated investment company under the Code.  If a Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) are recharacterized for U.S. federal tax purposes, the Fund’s status as a regulated investment company may be jeopardized. If a Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. See “Dividends and Tax Aspects of Investing in the Funds” below.

With respect to Funds that invest in municipal securities, distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Distributions of income and gains arising from the fund’s use of derivatives will be subject to applicable federal, state, and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal alternative income tax purposes.

Tracking Error Risk. The S&P 500 Index Fund’s portfolio is managed by using the S&P 500® Index as a benchmark. Accordingly, the Fund attempts to replicate, before Fund expenses, the investment results of the S&P 500® Index. Tracking error is a measure of the deviation from the benchmark. The Fund’s ability to replicate the performance of the S&P 500® Index will depend to some extent on the size and timing of cash flows into and out of the Fund, composition of the S&P 500® Index, changes in the number of shares issued by the companies represented in the S&P 500® Index, as the investment decisions made by the Adviser, and on the level of the Fund’s expenses.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.

Additional Notes About Investment Limitations for the Funds

                The following information supplements, and should be read in conjunction with, the principal strategies and risk disclosures for the Funds in the Prospectuses.  A Fund (other than a Money Market Fund) with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.  The 80% investment requirement generally applies at the time a Fund purchases securities.  In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

Each Money Market Fund may hold cash pending investment and may invest up to 100% of its assets in cash and/or short term obligations issued or guaranteed by the U.S. government, including, but not limited to, Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government for temporary defensive purposes.

Ratings Criteria

                With the exception of the Government Money Market, Money Market and Treasury Money Market Funds, investment grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by at least one of Moody’s (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), Fitch, Inc. (“Fitch”) (AAA, AA, A and BBB) or, with respect to the PNC Multi-Factor Small Cap Core and Multi-Factor Small Cap Growth Funds, Dominion Bond Rating Service Limited (“DBRS”) (AAA, AA, A and BBB) or, if unrated, which are determined by the Adviser (or Sub-Advisers) to be of comparable quality pursuant to guidelines approved by the Board.  Debt securities rated in the lowest investment grade debt category (Baa by Moody’s or BBB by S&P, Fitch or DBRS) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.  The High Yield Bond Fund will invest primarily in debt securities rated below investment grade (i.e., junk bonds).  The Balanced Allocation, Bond, Maryland Tax Exempt Bond, Tax Exempt Limited Maturity Bond, Total Return Advantage, and Target Date Funds may also invest in junk bonds.  In the event that subsequent to its purchase by the Fund, a rated security ceases to be rated or its rating is reduced below investment grade, the Adviser (or Sub-Advisers) will consider whether the Fund should continue to hold the security.

                Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by S&P, Fitch, Moody’s and DBRS for securities which may be held by the Funds.

Eligible Securities

                The Money Market Funds may purchase “eligible securities” (as defined by Rule 2a-7 under the 1940 Act) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board.  Eligible securities generally include:  (1) securities that are rated by two or more NRSROs (or the only NRSRO which has issued a rating) in the rating categories described below for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Adviser in accordance with procedures adopted by the Board (“Comparable Obligations”) and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying (1) or (2) above, and the issuer does not have Comparable Obligations rated by an NRSRO; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable SEC regulations.  The Government Money Market, Money Market and Treasury Money Market Funds may purchase securities that are rated in the highest rating category for short term debt securities.  The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may purchase securities that are rated in one of the two highest rating categories for short term debt securities.  Securities issued by a money market fund and securities issued by the U.S. government may constitute eligible securities if permitted under applicable SEC regulations and the Trust’s procedures.  The Board will approve or ratify any purchases by the Money Market Funds of securities that are rated by only one NRSRO or that qualify under (3) above if required by applicable regulations or the Trust’s procedures.

Liquidity, Maturity and Quality

The Money Market Funds must hold securities sufficiently liquid to meet reasonably foreseeable redemptions.  At least 30% of the assets of each Money Market Fund must be in cash, direct obligations of the U.S. government, and certain other government securities issued at a discount with remaining maturities of 60 days or less or securities that convert or mature into cash within five business days.  With respect to the taxable Money Market Funds, at least 10% of assets must be in cash, direct obligations of the U.S. Government, or securities that convert or mature into cash within one business day.

                Each Money Market Fund is managed so that the average dollar-weighted maturity of all instruments held by it will not exceed 60 days and so that the weighted average life of all instruments held by it will not exceed 120 days.  Each Money Market Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the 1940 Act, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features.

                While the Money Market Funds do not generally invest in “second tier securities” (as defined by Rule 2a-7 under the 1940 Act, in the event that they do so, (1) investments in second tier securities cannot exceed 3% of a Fund’s assets; (2) investments in second tier securities issued by any single issuer or conduit obliger cannot exceed ½ of 1% of a Fund’s total assets; (3) a Fund cannot invest in second tier securities that have maturities in excess of 45 days; and (4) investments in second tier securities cannot exceed 2.5% for any individual demand feature or guarantee provider.

Real Estate Securities

                Each of the Equity Funds, Fixed Income Funds and Target Date Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), mortgage-related securities, including mortgage-backed securities and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

                REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs.  In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended.  Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects as well as interest rate risk.  REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain the exemption from the 1940 Act.  A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which the Fund invests.

                REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests.  A REIT is not taxed on income timely distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.  REITs pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be designated as a return of capital for federal income tax purposes.  See “Additional Information Concerning Taxes.”

Variable and Floating Rate Instruments

                Each Fund may purchase variable and floating rate obligations.  Variable rate securities provide for specific periodic adjustment in the interest rate; floating rate securities have interest rates that change when there is a change in a designated benchmark rate or the issuer’s credit quality.  Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded, although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. government or its agencies or instrumentalities.  Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal (subject, in some cases, to conditions) and accrued interest at a time specified in the instrument or may resell them to a third party.  Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities.  The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser (or Sub-Advisers).  In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

                The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of variable and floating rate obligations and will monitor their financial status to meet payments on demand.  In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation’s next interest rate adjustment.  Other short-term variable and floating rate obligations will be deemed to have a maturity equal to the shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or the Trust’s procedures.  Other long-term variable and floating rate obligations will be deemed to have a maturity equal to the longer of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or the Trust’s procedures.

                With respect to the Money Market Funds, variable and floating rate obligations held by a Fund may have maturities of more than 397 days but which are subject to interest rate resetting provisions and demand features within 397 days, to the extent permitted by Rule 2a-7 of the 1940 Act.

Certain Funds may invest in floating rate debt instruments (“floaters”) and (except for the Money Market Fund) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Each of the Funds (except for the Money Market Fund) also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

To the extent variable and floating rate investments are considered to be illiquid, a Fund’s investments in such investments will be subject to limitations as described under “Illiquid Securities & Liquidity Risk.”

Guaranteed Investment Contracts

                Each Fund (except the Government Money Market Fund and Treasury Money Market Fund) may make limited investments in Guaranteed Investment Contracts (“GICs”) issued by U.S. insurance companies.  When investing in GICs, a Fund makes cash contributions to a deposit fund or an insurance company’s general account.  The insurance company then credits to that Fund monthly a guaranteed minimum interest payment which may be based on a variable, floating or fixed rate or a fixed spread over an index, such as the London Interbank Offered Rate (“LIBOR”).  The GICs provide that this guaranteed interest will not be less than a certain minimum rate.  The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund.  GICs may provide a lower rate of return than may be available to a Fund through other types of investments the Fund is permitted to make.  A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company’s capacity to pay.  Failure of the issuing company could result in a default on a GIC.  A Fund will purchase a GIC only when the Adviser (or Sub-Advisers) has determined, under guidelines approved by the Board, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies.    In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% of the Fund’s net assets (5% of total assets in the case of the Money Market Funds).

                The term of a GIC will be one year or less.  In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Repurchase Agreements

                Securities held by each Fund (other than the Treasury Money Market Fund) may be subject to repurchase agreements.  Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund’s Adviser deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.

                The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).  Repurchase agreements involve certain risks in the event of default or insolvency by the other party.  In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral.  Securities subject to repurchase agreements will be held by the Trust’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.  Repurchase agreements are considered to be loans made by a Fund under the 1940 Act.

                The securities subject to repurchase agreements may bear maturities exceeding 397 days.  In addition, a Fund may enter into repurchase agreements which provide for a notice period greater than seven days in the future; however, the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds would do so only if such investment, together with other illiquid securities, did not exceed 5% of the Fund’s total assets.

Reverse Repurchase Agreements

                Each of the Equity Funds, Fixed Income Funds, Tax Exempt Bond Funds and Target Date Funds may enter into reverse repurchase agreements in accordance with its investment restrictions.  Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price reflecting the interest rate effective for the term of the agreement.  A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions.  At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund’s investment restrictions, having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities.  Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act and, therefore, a form of leverage.  Leverage may magnify any gains or losses for the Funds.  A Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed one-third of the Fund’s assets.

Lending of Portfolio Securities

                Each of the Equity Funds, Fixed Income Funds (except for the Tax Exempt Bond Funds) and Target Date Funds may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to at least 102% and 105% of the market value at all times of the domestic U.S. and international loaned securities, respectively.  Such loans will not be made if, as a result, the aggregate value of all outstanding securities loans combined with any other deemed borrowings of a Fund exceed 50% of the value of its total assets.  When a Fund lends its portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund’s total assets in calculating the percentage of the Fund’s total assets on loan.  Collateral is valued daily by the Funds’ securities lending agent and the borrower will be required to provide additional collateral should the market value of the loaned securities increase.  During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities.  Loans are subject to termination by the Fund or the borrower at any time.  While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board.

                A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments.  However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral.  There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.  However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk.  Any loan may be terminated by either party upon reasonable notice to the other party.

Illiquid Securities and Liquidity Risk

Each of the Equity Funds, Fixed Income Funds, Tax Exempt Bond Funds and Target Date Funds will not invest more than 15% of their respective net assets in securities that are illiquid.  The Money Market Funds will not knowingly invest more than 5% of the value of their respective total assets in securities that are illiquid. For purposes of this SAI, an “illiquid security” is defined by the 1940 Act or the rules and regulations thereunder, as may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations. Illiquid securities would generally include securities that are not otherwise readily marketable, repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the “1933 Act”).

                In certain circumstances it may be difficult to determine a security’s fair value due to a lack of reliable objective information.  Such instances occur where there is no established secondary market for the security or the security is lightly traded.  As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

                Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by a Fund, especially in a thinly traded market.  Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

                Each Fund may purchase securities that are not registered under the 1933 Act but that can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act.  Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security.  This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Taxable Money Market Instruments

Each of the Funds may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax (“Taxable Money Market Instruments”).  Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of S&P, Fitch or Moody’s; certificates of deposit; bankers’ acceptances; and repurchase agreements with respect to such obligations.

Foreign Securities and Currencies

                Each of the Equity Funds and the Target Date Funds may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs, EDRs or GDRs.  Such securities may or may not be listed on foreign or domestic stock exchanges and may include equity securities and debt securities (e.g., convertible bonds) of foreign entities and obligations of foreign branches of U.S. banks and of foreign banks.

                Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations.  There may be less publicly available information about a foreign company than about a domestic company.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies and foreign issuers, stock exchanges and securities brokers are not usually subject to the same degree of regulation as domestic issuers.  In addition, foreign branches of U.S. banks & foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent requirements than those that are applicable to domestic branches of U.S. banks.  Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S.  Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

                With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, the imposition of exchange controls or diplomatic developments that could affect investment within those countries.  Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

                Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with developing economies or developing securities markets.  The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.  Since the International Equity Fund will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) may affect the value in U.S. dollars of securities held by the Fund and the value of dividends and interest earned.  Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues.  In addition, costs are incurred in connection with conversions between various currencies.

                The expense ratio of a Fund investing substantially in foreign securities can be expected to be higher than that of funds investing in domestic securities.  The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

                Interest and dividends payable on a Fund’s foreign portfolio securities and dispositions of such securities may be subject to foreign withholding or other taxes.  To the extent such taxes are not offset by tax credits or deductions under U.S. federal income tax provisions, they may reduce the return to a Fund’s shareholders.  See “Additional Information Concerning Taxes.”

                Some of the countries in which the Multi-Factor Small Cap Growth, International Equity and Target Date Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors.  Investments in such countries may be permitted only through foreign government approved or authorized investment vehicles, which may include other investment companies.  The Fund may also invest in other investment companies that invest in foreign securities.  Investing in such vehicles may involve layered fees or expenses and may be subject to limitations under the 1940 Act.  As a shareholder, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

American, European and Global Depositary Receipts

                Each of the Equity Funds and the Target Date Funds may invest in ADRs, EDRs, GDRs and other similar global instruments.  ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADRs may be listed on a national securities exchange (referred to as sponsored ADRs) or may be traded in the over-the-counter markets (also known as unsponsored ADRs).  ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency.  EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities.  EDRs are designed for use in European exchange and over-the-counter markets.  GDRs are receipts structured similarly to EDRs and are marketed globally.  GDRs are designed for trading in non-U.S. securities markets.

                Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund’s limitation with respect to illiquid securities.  The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities.  Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

Foreign Equity Certificates

                The Balanced Allocation, International Equity and Target Date Funds may invest in foreign equity certificates (“certificates”) which are sometimes also called equity-linked certificates or participation notes.  When doing so, the Funds purchase the certificates from an issuer, who in turn holds shares of the underlying stock (“equity security”) in the local market and issues a call note for the underlying equity security.  If the Fund exercises its call and closes its position, the shares are sold and the note is redeemed with the proceeds.  Each note represents one share of the underlying equity security; therefore, the price, performance and liquidity of the note are all directly linked to the underlying equity security.  The notes can be redeemed for the full value of the underlying equity security, less transactional and other costs.  In addition to the market risk related to the underlying equity security, the Fund bears additional counterparty risk with respect to the issuer or guarantor.

Foreign Government Obligations

                Each of the Equity Funds, Fixed Income Funds and Target Date Funds may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities.  The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser’s (or Sub-Advisers’) assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government.  Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the United States government.

Foreign Currency Transactions

                Each of the Equity Funds, Fixed Income Funds and Target Date Funds are authorized to enter into forward currency exchange contracts.  These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract.  Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.

                When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

                When the Adviser (or Sub-Advisers) anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency.  Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position.  With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures.  In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency.  A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.  It may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

                Liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated or ‘earmarked’ with the Trust’s custodian except to the extent the contracts are otherwise “covered.”  For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value.  If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds.  A forward contract to sell a foreign currency is “covered” if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the

Fund’s price to sell the currency.  A forward contract to buy a foreign currency is “covered” if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency.

Exchange Rate-Related Securities

                Each of the Equity Funds, Fixed Income Funds and Target Date Funds may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”).  The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities.  There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked.  In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets.  Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant loss.

Convertible Securities

                Each of the Equity Funds, Fixed Income Funds and Target Date Funds may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged.  Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers.  The estimated price at which a convertible security would be valued by the market if it had no conversion feature is sometimes referred to as its “investment value.”  The investment value of a convertible security may fluctuate in inverse proportion to interest rates. The convertible security will also be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less market risk than the corporation’s common stock, but can vary within a range of rankings in an issuer’s capital structure.  Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt.  The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security and can be affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

                In selecting convertible securities, the Adviser (or Sub-Advisers) will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund’s portfolio as to issuers; and the ratings of the securities.  Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser (or Sub-Advisers) will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments.  A Fund may retain a portfolio security whose rating has been changed if the Adviser (or Sub-Advisers) deems that retention of such security is warranted.

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, such Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

Equity Securities

                Unless prohibited by their principal investment strategies, each of the Funds may invest in equity securities.  Common stock usually takes the form of shares of a corporation.  The value of an issuer’s equity securities may decline because of factors directly relating to that issuer, such as management decisions or decreased demand for the company’s products or services. An equity security’s value may also decline due to factors impacting the company as well as companies in the same industry or in several different industries, such as increased production costs. The value of an issuer’s stock may also be impacted by financial market events that are not directly related to the issuer or its particular industry, such as fluctuations in interest rates or currency exchange rates.  Further, an issuer’s stock typically pays dividends only after the company invests in its own business and fulfills payment obligations to bondholders, or other investors holding debt or preferred stock, and holders of equity securities typically have the lowest level of priority in the event of the issuer’s bankruptcy.  Therefore, actual or perceived changes in the issuer’s financial condition or prospects will typically affect the value of an issuer’s stock more than its bonds, other debt or preferred stock. Securities of smaller companies may be more vulnerable to adverse developments than those of larger companies. The value of equity securities that trade at a higher multiple of current earnings than other securities may be more sensitive to earnings changes than the values of other securities.

Debt Securities and Obligations

                Each Fund may invest in corporate debt obligations.  In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions.  Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Each Fund may also invest in other debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables (CARS) and Certificates of Amortizing Revolving Debts (CARDS); private placements; and income participation loans.  Some of the securities in which a Fund invests may have warrants or options attached.

Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both.  An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments.  An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by a Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

                As new fixed income products and securities are developed, the Adviser may invest the Funds’ assets in those opportunities as well.

                Risks of Below Investment Grade Debt Securities

                While any investment carries some risk, certain risks associated with below investment grade securities are different than those for investment grade securities.  The risk of loss through default is greater because below investment grade securities are usually unsecured and are often subordinate to an issuer’s other obligations.  Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates.  Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund’s NAV per share.

                In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for below investment grade securities (resulting in a greater number of bond defaults) and the value of below investment grade securities held by a Fund.  Changes in legislation, such as laws that have required federally insured savings and loan associations to remove investments in below investment grade securities from their funds, may also have a material adverse effect on the market for below investment grade securities.

                The economy and interest rates may affect below investment grade securities differently than other securities.  For example, the prices of below investment grade securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments.  In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

                If an issuer of a security held by a Fund defaults, the Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of below investment grade securities as well as the Fund’s NAV.  In general, both the prices and yields of below investment grade securities will fluctuate.

                The ratings of Moody’s, S&P and Fitch evaluate the safety of a below investment grade security’s principal and interest payments, but do not address market value risk.  Because the ratings of the Rating Agencies may not always reflect current conditions and events, in addition to using recognized Rating Agencies and other sources, the Adviser performs its own analysis of the issuers of below investment grade securities purchased by a Fund.  Because of this, a Fund’s performance may depend more on its own credit analysis than is the case for mutual funds investing in investment grade securities.

Inflation-Indexed Bonds

                Unless prohibited by its principal investment strategies, each Fund may invest in inflation-indexed bonds.  Inflation-indexed bonds include fixed income securities the principal value of which is periodically adjusted according to the rate of inflation.  The U.S. Treasury and certain other issuers utilize a structure that accrues inflation or some other measure of inflation into the principal value of the bond; most other issuers pay out the Consumer Price Index (or other measure of inflation) accruals as part of a semiannual coupon.

                Inflation-indexed securities currently issued by the U.S. Treasury have maturities of five, ten or thirty years. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation declines, then the principal value of inflation-indexed bonds will be adjusted downward, causing the interest payable on these securities to be reduced, because the interest would be calculated on a smaller principal amount. For U.S. Treasury inflation-indexed bonds, repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If there is no guarantee of principal, then the adjusted principal value of the bond repaid at maturity may be less than the original principal.

                The value of inflation-indexed bonds typically changes in response to changes in real interest rates. Real interest rates are linked to the relationship between nominal interest rates and the rate of inflation. This means that if inflation were to rise at a faster rate than nominal interest rates, real interest rates might fall, leading to a rise in the value of inflation-indexed bonds. However, if nominal interest rates were to rise at a faster rate than inflation, real interest rates might rise, leading to a decline in value of inflation-indexed bonds.

                Although inflation-indexed bonds are intended to provide some protection from long-term inflationary trends, short-term increases in inflation may adversely affect value. If interest rates rise for reasons other than inflation (such as changes in currency exchange rates), a Fund investing in inflation-indexed bonds may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

                The periodic adjustment of U.S. inflation-indexed bonds is linked to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U measures changes in the cost of living, and includes categories such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are usually adjusted to reflect a comparable inflation index, calculated by that government. There can be no guarantee that any inflation index, domestic or foreign, will correctly measure the real rate of inflation in the prices of goods and services. Moreover, there can be no guarantee that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Securities of Distressed Companies

                Unless prohibited by its principal investment strategies, each of the Equity Funds, Fixed Income Funds and Target Date Funds may invest in securities of distressed companies.  Securities of distressed companies include both debt and equity securities and are viewed as predominantly speculative with respect to the issuer’s ability to fulfill principal and interest payment obligations or otherwise meet their obligations.  Issuers of distressed company securities may be undergoing restructurings or bankruptcy proceedings that may not be successful.  Analyzing the creditworthiness of issuers of debt securities of distressed companies may be more complicated than for issuers of higher quality debt securities.

                Debt securities of distressed companies may be more vulnerable to real or perceived adverse economic and competitive industry conditions than investment grade securities.  The value of distressed company securities are typically more sensitive to adverse economic downturns or individual corporate developments.  Predictions of an economic downturn or of a period of rising interest rates might, for example, cause a decline in prices of debt securities of distressed companies because the advent of a recession could weaken the ability of a highly leveraged company to meet principal and interest payments on its debt securities.  If an issuer of securities defaults, a Fund invested in such securities may incur additional expenses in seeking recovery of its investments.

                The secondary market in which distressed company securities trade may be less liquid than the market for higher grade securities.  Less liquidity in the secondary trading market could lower the price at which a Fund would be able to sell a distressed company security, and could adversely affect the daily net asset value of the shares.  Negative publicity and investor perceptions may cause the value and liquidity of distressed company securities to decline, especially in a thinly-traded market.  Illiquidity in secondary markets may be more difficult to value accurately.

Exchange-Traded Notes

                Each of the Target Date Funds may invest in exchange-traded notes (“ETNs”).  ETNs are typically unsecured debt securities the returns of which are linked to the performance of a particular benchmark, strategy or other reference asset, less applicable fees.  Typically, ETNs may be traded on an exchange or investors may hold an ETN until maturity. At maturity, the issuer pays the investor an amount equal to the principal amount in cash.

                ETNs do not generally make periodic coupon payments or provide principal protection. Investments in ETNs involve significant credit risk and the value of an ETN may decline if the issuer’s credit rating is downgraded or its ability or willingness to meet its obligations declines (or is perceived to have declined) notwithstanding that the value of the underlying benchmark, strategy or reference asset may not have changed. The value of an ETN may also be affected by time to maturity, level of supply and demand for the ETN, volatility and illiquidity in the benchmark, strategy or reference asset, applicable interest rate changes, changes in the issuer’s credit rating and economic, legal, regulatory, political or geographic events that affect the reference asset. A Fund that invests in ETNs will bear its proportionate share of any fees and expenses borne by the ETN. An illiquid secondary market may limit a Fund’s ability to sell its ETN holdings. Although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, which may result in greater liquidity risk.

                ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, a Fund’s characterization and treatment of ETNs for tax purposes. See “Additional Information Concerning Taxes” below.

                An ETN that is tied to a specific benchmark, strategy or reference asset may fail to replicate or maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable benchmark, strategy or reference asset. Some ETNs that use leverage can, at times, be relatively illiquid and, therefore, difficult to purchase or sell at an advantageous price. Leveraged ETNs are subject to the same risk as other leveraged instruments. The market value of an ETN may differ from its market benchmark, strategy or reference asset, potentially because the supply and demand in the market for ETN shares may vary from time to time relative to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark, strategy or reference asset that the ETN seeks to track. Therefore, there may be times when ETNs trade at a premium or discount to the benchmark or strategy.

Warrants

                Each of the Equity Funds and Target Date Funds may invest in warrants.  Warrants entitle the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price (the “strike price”) during a specified period of time.  The prices of warrants do not necessarily correlate with the prices of the underlying securities and a warrant may offer greater potential for capital appreciation as well as capital loss, as compared with the underlying security.  A warrant ceases to have value if it is not exercised prior to its expiration date.  Also, the purchase of warrants involves the risk that the strike price plus the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

Futures and Related Options

                Each of the Equity Funds and Target Date Funds may invest in stock or stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that they hold or intend to purchase.  A futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a financial instrument or money at a specified time and price.  Options on futures contracts give the holder a right (but not the obligation), in return for the premiums paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option.  When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund.  When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase.

                The Balanced Allocation Fund and each of the Target Date Funds may invest in stock index, interest rate, bond index and foreign currency futures contracts and options on these futures contracts.  Each of the Equity Funds and the Target Date Funds may also invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”).  VIX Futures are an index of market sentiment derived from S&P 500 Index option prices, and are designed to reflect investors’ consensus view of expected stock market volatility over future periods.

                The Balanced Allocation Fund and each of the Fixed Income Funds and Target Date Funds may invest in interest rate and bond index futures contracts and options on futures contracts in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline.  Each Fixed Income Fund and Target Date Fund may invest in futures contracts on U.S. Treasury obligations and options on U.S. Treasury futures contracts in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline or to seek to increase total return.

                Each of the Equity Funds and Target Date Funds may invest in stock index futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity.  The Equity Funds use equity index futures primarily to maintain market exposure for short-term liquidity within a respective Fund.  The International Equity Fund, Balanced Allocation Fund and Target Date Funds will also use futures to gain cost efficient diversified exposure to a specific country or region.  The International Equity Fund and the Target Date Funds may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates.  A Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline.  Each of these Funds may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold.  Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities.  In addition, each of these Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                The Tax Exempt Limited Maturity Bond Fund, each of the Fixed Income Funds and Target Date Funds may invest in the instruments described either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold.  Conversely, each Fund may purchase a futures contract in anticipation of purchases of securities.  In addition, each Fund may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                The Funds and, in the case of the Target Date Funds, the Adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under such Act as of the date of this Statement of Additional Information. The U.S. Commodity Futures Trading Commission (the “CFTC”) has adopted amendments to its rules that, once effective, will limit each Fund’s ability to use futures or options on futures or engage in swaps transactions if it wishes to continue to claim the exclusion. If the Funds did not continue to claim the exclusion, the Adviser may become subject to registration and regulation as a commodity pool operator with respect to the Funds. The Funds may incur additional expenses as a result of the CFTC’s registration and regulatory requirements and those regulatory requirements may affect how the Funds invest, potentially affecting their ability to pursue their investment strategies and adversely affecting their total return. The effect of the adopted amendments on the operations of the Funds and the Adviser is not fully known at this time.

                Call and put options.  The Funds may purchase and sell call and put options on futures contracts traded on an exchange, board of trade or other trading facility.  When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period.  When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.  In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund intends to purchase.  Similarly, if the value of a Fund’s securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                The Funds may sell or “write” covered call options, buy put options, buy call options and write secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes.  Such transactions may be effected by each Fund other than the Target Date Funds on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund’s net assets.  The Target Date Funds may engage in such transactions without limit.  Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies.

                A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.  A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.  In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

                A Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time.  By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires.  Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs.  Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security.  A Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.  Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

                In order to close out put or call option positions, a Fund will be required to enter into a “closing purchase transaction” — the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote.  When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security.  If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.  If an option is allowed to expire, a Fund will lose the entire premium it paid.

                In addition, each Fund may write covered call and secured put options.  A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period.  A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period.  Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

Each Fund may employ access vehicles such as low exercise price options (which may be known as certificates or notes) in order to gain an exposure to a particular security or markets. Low exercise price options held by a Fund may be cash settled, listed on an exchange and shall be exercisable at any time over the life of the option. In addition, the underlying investment of a low exercise price option shall be one in which a Fund could invest directly in accordance with its investment objective and policy.

                The aggregate value of the securities subject to options written by any Fund other than the Target Date Funds will not exceed 33-1/3% (20% with respect to the S&P 500 Index Fund) of the value of its net assets.  The aggregate value of the securities subject to options written by a Target Date Fund is limited only by applicable law.

                Risk Factors Associated with Futures and Related Options

Options trading is a highly specialized activity and carries greater than ordinary investment risk.  Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option.  In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit).  Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option.  In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option.  The use of covered call and secured put options will not be a primary investment technique of a Fund.  For a detailed description of these investments and related risks, see Appendix B attached to this SAI.

To the extent that a Fund engages in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge.  In futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund’s portfolio varies from the composition of the index.  In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities.  Such “over hedging” or “under hedging” may adversely affect a Fund’s net investment results if market movements are not as anticipated when the hedge is established.

Successful use of futures by the Funds also is subject to the Adviser’s (or Sub-Advisers’) ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors.  For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market, which may result in a greater amount of taxable distributions to shareholders.  The Funds may have to sell securities at a time when it may be disadvantageous to do so.  In addition, a Fund will incur transaction costs in connection with its futures and options transactions, and these transactions could significantly increase a Fund’s turnover rate.

Although the Funds intend to enter into futures contracts and options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time.  See “Illiquid Securities.”  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contracts prices could reach the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses.  If it is not possible to close or a Fund determines not to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin.  In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may partially or completely offset losses on the futures contract.

The primary risks associated with the use of futures contracts and options are:

1.               the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;

2.               possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

3.               losses, which are potentially unlimited, greater than the amount of the principal invested as initial margin due to unanticipated market movements; and

4.               the Adviser’s (or Sub-Advisers’) potential inability to predict correctly the direction of securities prices, interest rates and other economic factors.

In addition, under applicable tax law, the requirements for qualification as a regulated investment company may limit the extent to which the Funds may enter into futures and futures options.  A Fund’s use of options, futures and related financial instruments could affect the amount, timing and/or character of distributions to Fund shareholders.  See “Additional Information Concerning Taxes.”

Commodities

The Target Date Funds may seek to gain exposure to commodities and commodity markets.  Commodities include a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar).  Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The Target Date Funds may achieve exposure through derivatives whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

The ability of a Fund to invest directly or indirectly in commodities and certain commodity-related instruments, and in certain ETFs and other pooled investment vehicles investing in commodities or commodity-related instruments, may be significantly limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal tax purposes.  Each of the Target Date Funds may obtain such exposure by investing in shares of a wholly owned subsidiary company, which, in turn, primarily invests in commodities and commodity-related instruments.  There is a risk that the IRS could determine that some or all of the income derived from the Target Date Funds’ investments in such a subsidiary, or from the Target Date Funds’ direct investments in certain commodity-related instruments, should not be treated as qualifying income in the hands of the Target Date Funds, which might adversely affect the Target Date Funds’ ability to qualify as regulated investment companies.  See “Additional Information Concerning Taxes” below.

Dollar Rolls

The Balanced Allocation Fund, Fixed Income Funds, Tax Exempt Bond Funds and Target Date Funds may

enter into dollar roll agreements, which are similar to reverse repurchase agreements.  Dollar rolls are transactions in which securities are sold by a Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date.  Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate.  Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to re-purchase.  A Fund only profits to the extent of any difference between the price received and the lower forward price for the future purchase or fee income, plus interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.  Unless such benefits exceed the total of income, capital appreciation or gains on the securities sold as part of the dollar roll, the investment performance of the Fund will be less than it would have been without the use of dollar rolls.  Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security.  If the broker-dealer to which a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted.  At the time a Fund enters into a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

Short Sales

Each Fund may engage in short sales of its securities.  Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities.  To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement.  In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities.  The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

Each Fund (other than the S&P 500 Index Fund and the Target Date Funds) may only sell securities short “against the box.”  A short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.  If a Fund sells securities short against the box, it may protect itself from a loss (on the securities held “in the box”) if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

The S&P 500 Index Fund and each of the Target Date Funds may engage in individual short selling of their portfolio’s securities in accordance with the funds’ investment objective and strategies.  Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily segregated liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the SEC and its staff.  The Fund may fulfill the account segregation requirements by having the Fund’s custodian identify assets on its records as being held to cover short positions rather than maintaining a segregated account.

For short sales (other than short sales against the box), the potential risk of loss is theoretically unlimited, while the potential gain is limited to the difference between the sale price and the cost of returning the security to the lender.  The Fund may not always be able to borrow a security it wants to sell short.  The Fund may also be unable to close out a short position at an acceptable price and may have to sell long positions at disadvantageous times and prices to cover its short positions.  Short sales also involve other costs.  The Fund must repay the lender an amount equal to any dividends or interest that accrues while the loan is outstanding.  To borrow the security, the Fund may be required to pay a premium.  The Fund also will incur transaction costs in effecting short sales.  The amount of any ultimate gain for a Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased by the amount of borrowing, interest or expenses a Fund may be required to pay in connection with the short sale.

Asset-Backed Securities

The Balanced Allocation Fund, the Fixed Income Funds, the Target Date Funds and, to the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with their investment objectives and policies, the Money Market Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets.  Asset-backed securities acquired by a Fund may also include collateralized debt obligations, which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”).  Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made monthly, thus in effect “passing through” monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments.  For this and other reasons, an asset-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.   In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.  Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.  Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States.  FNMA is a publicly-held company owned by its shareholders that was created by an act of Congress.  Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA.  Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  Freddie Mac is a publicly-held company owned by its shareholders that was created pursuant to an Act of Congress.  Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac.  Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due pursuant to its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The United States Government conservatorship of Freddie Mac and FNMA in September 2008 and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally and markets generally.

The Federal Housing Finance Agent (“FHFA”), as conservator or receiver of FNMA and Freddie Mac, has the power to repudiate any contract entered into by FNMA or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or Freddie Mac’s affairs. In the event the guaranty obligations of FNMA or Freddie Mac are repudiated, the payments of interest to holders of FNMA or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of FNMA and Freddie Mac.  The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with respect to such sponsorship or which proposals, if any, might be enacted.

Asset backed securities are generally subject to the risks of the underlying assets.  They may be subject to depreciation, damage or loss of the collateral backing the security (if any) or failure of the collateral to generate the anticipated cash flow.  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may not have the benefit of a security interest in the underlying collateral.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.  Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Collateralized debt obligations are another form of asset backed security, in which the underlying pool of assets is composed of various types of debt securities, including bonds or loans.  The High Yield Bond Fund and the Target Date Funds may invest in collateralized bond obligations (“CBOs”), which are structured products backed by a diversified pool of high yield public or private fixed income securities.  The pool of high yield securities is typically separated into tranches representing different degrees of credit quality.  The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate.  Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks.  The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate.  The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

The High Yield Bond Fund and the Target Date Funds also may invest in collateralized loan obligations (“CLOs”), which are trusts or other vehicles typically consisting of loans made to issuers (both U.S. and foreign), which may include senior secured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  A CLO consists of a portfolio of many underlying loans where the cash flows from the securitization are derived from this portfolio of loans.  The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior, tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, downgrading of the underlying collateral by credit rating agencies, forced liquidation of the collateral pool due to a failure of coverage requirements as well as aversion to CLO or CBO securities as a class.

Although certain CDOs may receive credit enhancement in the form of a senior subordinated structure, overcollateralization or bond insurance, such enhancement may not always be present and may fail to protect a fund against the risk of loss.  Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI.  CDOs may charge management fees and administrative expenses which are in addition to those of a Fund.  Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized, which involves continued exposure to default risk with respect to such payments.

Mortgage-Backed Securities

The Balanced Allocation Fund, the Fixed Income Funds, the Target Date Funds and, to the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with their investment objectives and policies, the Money Market Funds may purchase mortgage-backed securities, which are a type of asset-backed security.  These instruments may be subject to many of the same kinds of risks and attributes as other asset-backed securities, as discussed more fully above.  Mortgage-backed securities acquired by a Fund may also include collateralized mortgage obligations (“CMOs”) issued by private companies or government agencies or instrumentalities.

CMOs may be issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises as described below or by trusts formed by private originators or, or investors in, mortgage loans.  In general, CMOs represent direct ownership interests in a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs net of fees paid to the issuer or guarantor.  Privately issued mortgage-backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody’s or, if unrated, will be in the Adviser’s opinion equivalent in credit quality to such rating.  Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways.  In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates.  Thus, no payments of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.  Additional structures of CMOs include, among others, “parallel pay” CMOs.  Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis.  These simultaneous payments are taken into account in calculating the final distribution date of each class.

The market value and interest yield of CMOs can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.  The yield and average life characteristics of mortgage backed-securities differ from traditional debt securities.  A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be refinanced at any time making it difficult to anticipate the security’s maturity date.  As a result, under certain prepayment scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in unexpected losses; alternatively, a Fund may be forced to hold a mortgage-backed security for a longer period than anticipated at a low interest rate, forcing the Fund to forego the return of its principal when originally expected.  There can be no assurance that the Fund’s estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration.  In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.

Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.  Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.  These characteristics may result in a higher level of price volatility for these assets under certain market conditions.  In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.

Swap Agreements and Options on Swap Agreements

The Balanced Allocation Fund, Fixed Income Funds, Tax Exempt Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Target Date Funds may enter into swap agreements for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall strategies.  These Funds may enter into swap agreements with respect to interest rates, commodities, credit default and indexes of securities or commodities, and to the extent they may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies.  A Fund may also enter into options on swap agreements for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.  A Fund will typically use interest rate total return and credit default swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments.

Swaps, which are derivatives, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined “index,” such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.  The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate value at least equal to such accrued excess will usually be maintained in a segregated account by the Fund’s custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims-paying ability of the other party is rated, with respect to the Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond and Total Return Advantage Funds, either “A” or “A-1” or better by S&P or Fitch, or “A” or “P-1” or better by Moody’s or is otherwise deemed equally creditworthy by the Adviser.

The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default by a selected entity (or entities) has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller must pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to risks such as but not limited to illiquidity risk, counterparty risk and credit risks.

Most swap agreements are entered into on a net basis, (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).  Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The amount of a Fund’s potential gain or loss on any swap transaction is not limited to any fixed limit.  If the Adviser incorrectly forecasts market value, interest rates or other relevant factors, the investment performance of the Funds will be less favorable than if the Funds had not employed these techniques.  If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction.  However, swaps are typically not traded on an exchange and so there is a risk that the Funds’ counterparties will not perform their obligations.  Furthermore, a Fund may not be able to enter into offsetting positions to terminate its exposure or liquidate its position at a favorable time or price.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market. However, the market for certain types of swaps is less liquid.

A Fund also may enter into swap options (or “swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except for the Money Market Funds) may write (sell) and purchase put and call swaptions.    Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Zero Coupon Obligations

The Balanced Allocation Fund, Fixed Income Funds, Tax Exempt Bond Funds and Target Date Funds may invest in zero coupon obligations.  Each other Fund may also invest in zero coupon obligations for temporary purposes.  See “Money Market Instruments” below.  Zero coupon obligations are discount debt obligations sold at a discount to par value that do not make periodic interest payments; the holder is entitled to receive the par value of the security at maturity.   The holder of the obligation is generally required to include in its income each year the “original issue discount” accrued on the obligation. Because a Fund will not, on a current basis, receive cash payments in respect of any accrued original issue discount, in some years, the Fund may have to sell other portfolio holdings in order to obtain cash to satisfy the distribution requirements under the Code even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time.  Such obligations may have higher price volatility than those which require the payment of interest periodically.  The Adviser (or Sub-Advisers) will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.

Income Participation Loans

The Balanced Allocation, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage, Ultra Short Bond Funds and Target Date Funds may make or acquire participations in privately negotiated loans to borrowers.  Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured.  Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender.  Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days.  Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.  Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market).  As it deems appropriate, the Board will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

Certificates of Participation

The Tax Exempt Bond Funds and the Target Date Funds may purchase municipal securities in the form of “certificates of participation” which represent undivided proportional interests in lease, installment purchase contract or conditional sale contract entered into by a state or local governmental or nonprofit entity to acquire equipment or facilities.  The municipal leases underlying the certificates of participation in which the Funds invest will be subject to the same quality rating standards applicable to municipal securities.  Certificates of participation may be purchased from a bank, broker-dealer or other financial institution.  The lease payments and other rights under the lease provide for and secure the payments on the certificates.

Municipal leases have evolved as a means for a government issuer to finance the acquisition of property or equipment without having to meet constitutional or statutory requirements for the issuance of municipal debt.  The debt issuance limitations are deemed to be inapplicable because of the inclusions in many leases and contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.    Furthermore, a lease may provide that the certificate Trustee cannot accelerate lease obligations upon default; in such event, the Trustee would only be able to enforce lease payments as they became due.  Although these kinds of lease obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or time-consuming.  Further, disposition might not result in the Fund’s recovery of the full principal amount represented by an obligation.  In the event of a default or failure of appropriation, it is unlikely that the Trustee would be able to obtain an acceptable substitute source of payment.  In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations.

When-Issued Securities

Each Fund may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield).  In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive.  A Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.  One form of when-issued or delayed delivery securities that a Fund may purchase is a “to be announced” (TBA) mortgage-backed security.  A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

When a Fund agrees to purchase when-issued securities, the custodian may segregate cash or liquid portfolio securities equal to the amount of the commitment.  The Fund may set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment, marked to market daily.  It is likely that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and ability to manage its portfolio might be affected.  As an alternative to segregating assets in the manner described above, a Fund may (and normally expects to) have its custodian designate assets on its records as being held in respect of its commitment to purchase securities on a “when-issued” basis.

Money Market Instruments

Each Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers’ acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements (other than the Money Market Funds) and GICs.  Each Fund (other than the Money Market Funds) may hold temporary cash balances pending investment in such instruments or may invest up to 100% of its assets in such instruments for temporary defensive purposes. Each Money Market Fund may invest in money market instruments in accordance with Rule 2a-7 under the 1940 Act and as is consistent with its investment objective and policies.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System.  Bank obligations also include U.S. dollar-denominated bankers’ acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks.  Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.  These bank obligations are not issued by the Federal Deposit Insurance Corporation.  The Funds may also make interest-bearing savings deposits in commercial and savings banks not in excess of 5% of their total assets.  Investment in non-negotiable time deposits is limited to no more than 5% of a Fund’s total assets at the time of purchase.

Each Fund, with the exception of the Government Money Market, Money Market and Treasury Money Market Funds, may invest in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) rated at the time of purchase “A-2” or better by S&P, “Prime-2” or better by Moody’s, “F2” or better by Fitch or, if not rated, determined by the Adviser (or Sub-Advisers) to be of comparable quality pursuant to guidelines approved by the Board.  The Government Money Market, Money Market and Treasury Money Market Funds’ investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase “A-1” by S&P, “Prime-1” by Moody’s, “F1” by Fitch or, if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Board.  Investments may also include corporate notes.  In addition,  each Fund may invest in Canadian Commercial Paper which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.  A Money Market Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser (or Sub-Advisers) believes that the credit risk with respect to the instrument is minimal.  See “Foreign Securities and Currencies” above for additional risks relating to foreign investments.

Government Securities

The Treasury Money Market Fund may only invest in direct obligations of the U.S. Treasury and investment companies that invest only in such obligations. Each other Fund may invest in U.S. government agency obligations, examples of which include the obligations of FHLBs, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration.  Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the GNMA.  Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency or instrumentality issuing the obligation.  No assurance can be given that the U.S. government would provide ongoing or future financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.  Some of these investments may be variable or floating rate instruments.  See “Variable and Floating Rate Instruments.”  The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market and Government Money Market Funds will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.  Payment of the principal of fixed income securities issued by the U.S. government can be delayed because the guarantee generally only requires payment upon maturity of the securities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect a Fund’s ability to achieve its investment objective.  As a result of the events surrounding the debt ceiling debate, S&P downgraded its long-term sovereign debt credit on the United States from “AAA” to “AA+” on August 5, 2011.  The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Funds and the Funds themselves. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Funds’ portfolios. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.  For those Funds that invest in U.S. government securities, the value of the Funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating.

U.S. Treasury Obligations and Receipts

Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank.  The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), Liquid Yield Option Notes (“LYONs”), and Certificates of Accrual on Treasury Securities (“CATS”).  TIGRs, LYONs and CATS are interests in private proprietary accounts while TR’s are interests in accounts sponsored by the U.S. Treasury.  The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  This discount is accrued over the life of the security, and such accrual will constitute the income earned on the security for both accounting and tax purposes.  Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

Stand-by Commitments

The Tax Exempt Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and the Target Date Funds may acquire stand-by commitments.  Under a stand-by commitment, a dealer agrees to purchase at a Fund’s option specified municipal securities at a specified price.  Stand-by commitments acquired by a Fund must be of high quality as determined by any rating agency, or, if not rated, must be of comparable quality as determined by the Adviser.  A Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Eurodollar and Yankee Obligations

Each of the Fixed Income Funds and the PNC Money Market Fund may invest in Eurodollar and Yankee Obligations.  Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks.  Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk.  Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders.  Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; currency fluctuation and expropriation or nationalization of foreign issuers.  However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

Derivative Instruments

Each of the Equity Funds, Fixed Income Funds, Target Date Funds, Maryland Tax Exempt Bond Fund, Tax Exempt Limited Maturity Bond Fund and Money Market Funds may, to the extent permitted by their investment objectives and policies, purchase certain derivative instruments for hedging and non-hedging purposes, as a substitute for taking a position in an underlying asset, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies.  Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts, swaps and structured debt obligations (including CMOs, various floating rate instruments and other types of securities).

Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives.  The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations (which is greater for swaps and other over-the-counter derivatives); volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based, as even a small investment in derivatives can give rise to leverage risk and can have a significant impact on a Fund’s exposure to securities market values, interest rates or currency exchange rates; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise.  A Fund’s use of derivatives could affect the amount, timing and/or character of distributions to shareholders.  See “Additional Information Concerning Taxes.”

The Funds listed above might not employ any derivative strategies, and no assurance can be given that any strategy used will succeed.  Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles.  To the extent a Fund invests in derivative instruments for non-hedging purposes (i.e., to seek to increase total return), such practice is considered to be speculative and presents an even greater risk of loss.

Future government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments. For example, some legislative and regulatory proposals, such as those provided in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), would, upon implementation, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity.  Although many provisions of the Dodd-Frank Act will be implemented through future rulemaking (as of the date of this SAI), such provisions may potentially impact a Fund’s ability to use certain derivative instruments.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options, futures contracts and related swaps. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. The new law and the rules to be promulgated may negatively impact the Funds’ ability to meet their investment objectives either through limits or requirements imposed on the Funds or upon their counterparties. In particular, new position limits imposed on the Funds or their counterparties may impact the Funds’ ability to invest in futures, options and swaps in a manner that efficiently meets its investment objectives. New requirements, including capital and mandatory clearing, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

Derivatives with respect to Tax Exempt Securities and Other Municipal Securities

The Tax Exempt Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and each of the Target Date Funds may invest in tax exempt derivative securities relating to Municipal Securities, including tender option bonds, participations, beneficial interests in trusts and partnership interests.  (See generally “Derivative Instruments” above.)  A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate, that has been coupled with the agreement of a third party which grants the security holder the option, at periodic intervals, to tender the municipal obligation to the third party and receive the face value thereof. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from U.S. federal income tax.

The Funds listed directly above may also enter into interest rate swaps for hedging purposes and not for speculation, except that the Target Date Funds may enter into interest rate swaps for any investment purpose.  Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined “index,” such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.  These Funds may invest in interest rate and bond index futures contracts and options on futures contracts in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline. See “Swap Agreements and Options on Swap Agreements” above. The income derived from these swaps, futures contracts and options on futures contracts will not be exempt from U.S. federal income tax, and will be taxable to shareholders when distributed by a Fund.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax exempt status of payments received by a Fund from tax exempt derivative securities are rendered by counsel to the respective sponsors of such securities.  The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax exempt derivative securities, or the bases for such opinions. Moreover, information about the financial condition of issuers of municipal securities may be less available than that of corporations that have a class of securities registered with the SEC.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur during the term of the Funds that may adversely affect the Funds.  New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other U.S. or non-U.S. governmental regulatory authorities or self-regulatory organizations, including entirely new entities, that supervise the financial markets that could adversely affect the Funds.  In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States.  The Funds may also be adversely affected by more aggressive enforcement of, and changes in the enforcement or interpretation of, existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.  The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies.

In July, 2010, the U.S. Congress enacted the Dodd-Frank Act, which includes provisions for new regulation of registered investment companies and financial institutions.  Because the legislation leaves much to rule making, its ultimate impact remains unclear.

More generally, the regulation of mutual funds and financial institutions is an evolving area of law and is subject to modification by government and judicial action.  Subject to certain conditions and restrictions, U.S. banking law currently permits a banking entity, such as PNC (as well as certain of its affiliates), to acquire or retain an ownership interest in mutual funds, or to sponsor mutual funds.  The so-called “Volcker Rule” provisions of the Dodd-Frank Act and/or other banking regulations may further limit a banking entity’s ability to invest in or sponsor mutual funds.  The Volcker Rule is currently subject to interpretation and its effects on the Funds are unclear.  The full impact of the Volcker Rule will not be more fully known until final regulations implementing the Volcker Rule are adopted by the applicable federal banking and financial authorities; however, the Volcker Rule is expected to have a significant impact on banking entities and, potentially, mutual funds in which banking entities currently invest or sponsor or in which a bank entity may be a counterparty or service provider, and may therefore have an impact on the Funds.

The Volcker Rule and/or other banking regulations may prevent the Funds from operating as intended, may restrict the activities, including the investment activities of the Funds, may prevent the Funds from pursuing their investment objectives and employing their investment strategies and may prevent the Funds from retaining sufficient seed capital to achieve scale or develop a track record.  Morevover, there may be certain investment opportunities, investment strategies or actions that the Adviser will not undertake on behalf of the Funds in view of the relationship of PNC (and its affiliates) to the Funds or PNC (and its affiliates) client or firm activities, regardless of whether (i) the Investment Adviser believes such opportunities, strategies or actions to be in the best interest of a Fund or (ii) the consent and disclosure requirements of the Investment Advisers Act of 1940 could be satisfied.  Further, the investment opportunities, investment strategies or actions of a Fund may be limited in order to comply with the Volcker Rule’s restrictions on material conflicts of interest.  A fund that is not advised by an affiliate of a banking entity, such as PNC, may not be subject to these considerations.

It is impossible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law.  Compliance with any new laws or regulations could be more difficult and expensive and may affect the manner in which the Funds conduct business, the Funds’ investment performance and the viability of the Funds.  Furthermore, new laws or regulations may subject the Funds or some or all investors to increased taxes or other costs.

Arbitrage Risk

The Target Date Funds and the investment companies in which the Target Date Funds may invest may engage in arbitrage strategies, including merger arbitrage, convertible arbitrage or other arbitrage strategies, which entail the risks that expected outcomes do not ultimately take place as expected, resulting in lower returns or losses to the Target Date Funds.  For example, merger arbitrage typically involves the purchase of shares of a company that is the target of a merger or reorganization with another company (the “acquiring company”) and the simultaneous establishment of a short position in the shares of the acquiring company.  Such a strategy is subject to the risk that the merger or reorganization transaction may not occur or that the prices of the acquiring company and target company do not fluctuate in accordance with historical trends, each of which would typically result in a Target Date Fund incurring a loss.  Convertible arbitrage involves the purchase of convertible securities trading at a discount to their fundamental values and seeking to mitigate the various risks associated with investing in such convertible securities.  Such a strategy is subject to the risk that an issuer will default or be unable or unwilling to make interest and dividend payments when due.  The risks of employing an arbitrage-related strategy often include all of the risks of investing in derivative instruments, including that the costs of trading may exceed the return on the strategy and that suitable derivative instruments may not be available or available at an attractive price.

Quantitative Investing

The Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund and Target Date Funds and the investment companies in which the Target Date Funds may invest may utilize quantitative models, including, potentially, proprietary models developed by the Adviser and models developed by third parties.  The models may utilize information and data supplied by third parties.  The modeling may be used to build sets of transactions and investments, to provide risk management insights and to assist in hedging investments.  Such tools may prove to be incorrect or incomplete, and as a result, any decisions made in reliance thereon may expose a Fund to potential risks.  For example, in reliance on modeling and data, an adviser may purchase certain investments at prices that are too high, sell other investments at prices that are too low or forego favorable opportunities.  Similarly, any hedging based on faulty quantitative modeling may be unsuccessful.  Some of the models used may be predictive in nature, which carry inherent risks.  For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis.  In addition, such models may produce unexpected or unintended results, especially in the event of a market disruption or an event without historical precedent, which can result in significant losses for a Fund.  Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.  Models typically depend upon correct market data inputs, complicated software and mathematical formulas.  If incorrect market data is entered into even a well-developed model or software or a mathematical formula contains even a minor flaw or error, the resulting information or model will be flawed and a Fund will likely incur losses.

Securities of Other Investment Companies

Each Fund may invest in securities issued by other investment companies that invest in high quality, short-term debt securities and that determine their NAV per share based on the amortized cost or penny-rounding method, i.e., money market funds. The Equity Funds, Fixed Income Funds, Maryland Tax Exempt Bond Fund and Tax Exempt Limited Maturity Bond Fund may invest in SPDRs, iShares Trust (“iShares”) and similar index tracking stocks as is consistent with their investment objectives and policies.  The SPDR Trust, DIAMONDS Trust and MidCap SPDR Trust are unit investment trusts that hold shares of companies in certain indices and seek to provide investment results that closely track, respectively, the S&P 500 Index, DJIA and S&P MidCap 400 Index.  PDR Services LLC is the sponsor of each trust.  Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices.  iShares is a family of approximately 90 different exchange-traded index funds that seek to provide investment results that correspond generally to the performance of specified market indices and that are listed on various exchanges.  Barclays Global Fund Advisors serves as investment adviser to the iShares Funds.  SPDRs, iShares and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track.  The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track.  For example, stocks that track an index composed of Nasdaq traded stocks, or stocks that track an index composed of stocks of foreign companies (such as iShares which are described below), may be expected to fluctuate in value more widely than the SPDRs (which track the S&P 500 Index) or stocks that track other less volatile indices.  Index tracking stocks are traded similarly to stocks of individual companies.  Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors.  The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to a Fund that may not be characterized entirely as ordinary income for tax purposes.  Such distributions will be passed through to Fund investors in the character as received by the Fund.  Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act’s limitations on investments in other investment companies.

In addition, to the extent consistent with its policy regarding investments in foreign securities, each of the Equity Funds, Fixed Income Funds (other than the Government Mortgage Fund) and Target Date Funds may purchase shares of investment companies investing primarily in foreign securities, including “country funds” which have portfolios consisting exclusively of securities of issuers located in one foreign country, and may also purchase

iShares issued by iShares, Inc. and similar securities of other issuers.  “Country funds” may be either open-end or closed-end investment companies. In the event substantial market or other disruptions affecting iShares or other country funds should occur, the liquidity and value of a Fund’s shares could also be substantially and adversely affected, and the Fund’s performance could be impaired.  If such disruptions were to occur, a Fund could be required to reconsider the use of iShares or other country funds as part of its investment strategy.

The Target Date Funds may invest, without limit, in investment companies of any kind, including open-end mutual funds, closed-end investment companies, and exchange-traded funds (“ETFs”).  The Trust has sought an exemptive order from the SEC to allow the Funds to invest in other investment companies beyond the limits prescribed by the 1940 Act and the rules and regulations thereunder.  If granted, the Target Date Funds intend to invest in a portfolio of securities and other instruments that may exclusively, primarily or otherwise include investment companies sponsored by the Adviser as well as other investment companies, including ETFs, unaffiliated with the Funds.  To the extent the Target Date Funds invest in other PNC Funds, the Adviser’s investment decisions with respect to the Target Date Funds could, under certain circumstances, negatively affect the underlying PNC Funds.  For example, the Target Date Funds may purchase and redeem shares of an underlying PNC Fund as part of a reallocation or rebalancing strategy, which may, if the Target Date Fund takes a large position in the underlying PNC Fund, result in the underlying PNC Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an underlying PNC Fund’s transaction costs, accelerate the realization of taxable income, and increase the realization of short-term capital gains, distributions of which are generally taxable to shareholders at ordinary income tax rates, if sales of securities resulted in gains.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.  Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges.  Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.

Investing in other investment companies gives rise to the same risks as the underlying securities in which the investment company invests.  Each Fund (except for the Target Date Funds, as more fully described above) currently intends to limit its investments in securities issued by other investment companies (except iShares, SPDRs and the related exchange-traded funds governed by the SEC order referenced below) pursuant to the restrictions provided in the 1940 Act.  To the extent a Target Date Fund invests in another Fund in reliance upon certain exemptive relief provided by the SEC, the Fund will not invest in other investment companies in reliance upon Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.  iShares and SPDRs have each obtained an order from the SEC that permits other SEC registered funds to acquire iShares and SPDRs beyond the limitations set forth in the 1940 Act if certain conditions are met.  The Tax Exempt Bond Funds and Money Market Funds will not invest in exchange-traded funds beyond the limits permitted by the 1940 Act.

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust and PNC Advantage Funds, a separate investment company affiliated with the Trust.

Asset Allocation

The Target Date Funds and the Balanced Allocation Fund are managed by allocating each Fund’s assets among various asset classes within such Fund’s investment parameters.  In identifying eligible asset classes and investments and establishing short- and long-term strategic asset allocation ranges and minimum and maximum allocations and targets for each Fund, there can be no guarantee that the allocations will succeed or that the asset allocations will be able to account for unforeseeable events.  The Adviser’s asset allocation decisions may be based in part on the historical performance of asset classes, which may not predict or correlate with future performance of those asset classes.

The investment time horizon of the Target Date Funds may be 40 years or longer, over which it will be exceedingly difficult for the Adviser to predict major economic, social, political, regulatory and other events, including some that may not have any historical precedent, that might affect the performance of the Target Date Funds significantly.  Accordingly, there can be no guarantee that the Target Date Funds will be able to achieve capital appreciation, capital preservation, or real return.

Focused Investments

A Fund may have investments that are focused in particular countries, regions, sectors, companies or industries or may make investments with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), resulting in a greater overall risk than funds whose investments are more diversified.  Funds focusing their investments in a particular type of security or sector or in securities of companies in a particular industry are exposed to events affecting those securities, sectors or companies.  Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens and often react in similar ways to specific economic, market, political or other developments.  Similarly, Funds that invest a significant portion of their assets in securities that are economically tied to a particular geographic region, non-U.S. country or particular market have greater exposure to regional and country economic risks than funds with foreign investments around the world.  The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries.  Furthermore, companies in a particular geographic region or non-U.S. country may be adversely affected by events impacting other companies located in that region or country because they often share common characteristics, are vulnerable to similar business risks and regulatory burdens and react in similar ways to specific economic, market, political or other developments.

Infrastructure Investments

The Target Date Funds may invest in infrastructure projects, companies in the infrastructure business, and assets representing a broad range of businesses, types of projects and assets. Infrastructure-related investments are subject to varying risks depending on the type of business, project or asset, its location, the developmental stage of a project and an investor’s level of control over the management or operation of the entity.

Infrastructure projects are usually subject to substantial government regulation and other regulatory and political risks, including expropriation, political violence or unrest, such as war, sabotage or terrorism, and unanticipated regulatory changes by a government or the inability or failure of a government to abide by international treaties or agreements. Moreover, an infrastructure entity may transact business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations. Changing public perception may also impact a government’s level of support, financial or otherwise, or involvement with an infrastructure project.

Infrastructure investments may be subject to construction risks, including construction delays, delays in obtaining permits and regulatory approvals, unforeseeable costs due to budget and cost overruns, inexperienced contractors and contractor errors and project design or planning problems.  Additionally, such investments may give rise to operational risks, such as a project manager’s inability to manage a project, unexpected maintenance costs, governmental interference and the loss of a project’s equity investors. The operator of an infrastructure project or asset may not be able to pass through the full burden of any cost increases to customers. Investing in infrastructure projects gives rise to significant risks because of the many risks associated with construction and the often incomplete or unreliable data about projected revenues and income for such projects. The availability of initial or additional financing for an infrastructure project is often directly correlated to the stage of development and the availability of operational data. More complete and operational projects are more likely to obtain financing than projects at earlier stages of development. In addition, the ability of infrastructure entities to secure the necessary additional financing, especially during periods of market turmoil, may be limited. Complying with international standards for project financing may increase the cost of securing needed financing for a project. Investments in debt securities of infrastructure entities may also lend itself to prepayment risk if lower-cost financing becomes available.

An infrastructure-related entity may be organized under a legal or regulatory regime that provides investors with limited or no recourse against the entity’s assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets. Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets. An investor may have limited options and there may be significant costs associated with foreclosing upon any collateral.

Municipal Securities

The Fixed Income Funds, Tax Exempt Bond Funds, Target Date Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in Municipal Securities.  The two principal classifications of Municipal Securities consist of “general obligation” and “revenue”

issues. General obligation bonds are obligations involving the credit of an issuer with taxing power and are payable from the issuer’s general unrestricted revenues and not any particular fund or source.  The method of enforcement may vary and payment may be dependent on appropriation by the issuer’s legislative body.  Limited obligation bonds, or revenue issues, are payable only from the revenues derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax.   Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, and the extension of loans to public institutions and facilities.  In addition, private activity bonds may be issued by and on behalf of municipalities and public authorities to obtain funds to provide a wide range of facilities.

Municipal securities that are payable only from the revenues derived from a particular facility may be adversely affected by federal or state laws, regulations or court decisions which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws, decisions and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility.  Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a governmentally created fund, may be adversely affected by laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such Municipal Securities.  Similarly, the payment of interest and principal on Municipal Securities may be adversely affected by respective state laws which limit the availability of remedies or the scope of remedies available in the event of a default on such Municipal Securities.  Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Municipal Securities the Funds will invest from time to time or predicting the nature or extent of future judicial interpretations or changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws, regulations and judicial interpretations on the securities in which the Funds may invest and, therefore, on the shares of the Fund.  Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities.

There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  The ratings of Rating Agencies represent their opinions as to the quality of Municipal Securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds.  The Adviser will consider such an event in determining whether the Funds should continue to hold the obligation.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  The power or ability of an issuer to meet its obligations for the payment of interest or the principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

Certain Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest.  The insurance policies will usually be obtained by the issuer or original purchaser of the Municipal Securities at the time of their original issuance.  In the event that the issuer defaults on interest or principal payments, the insurer of the obligation is required to make payment to the bondholders upon proper notification.  There is, however, no guarantee that the insurer will meet its obligations.  In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

Municipal notes in which the Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital or capital facilities needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

The Funds invest in Municipal Securities that at the time of purchase are rated in one of the four highest rating categories by a rating agency for bonds and in one of the two highest rating categories by a rating agency for money market securities.  Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board.  If the rating of an obligation held by a Fund is reduced below its rating requirements, the Fund will sell the obligation when the Adviser believes that it is in the best interests of the Fund to do so.  The applicable ratings are more fully described in Appendix A.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal and state income taxes are rendered by qualified legal counsel to the respective issuers at the time of issuance.  Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.  In addition, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the Municipal Security to be taxable.  Also, from time to time, legislation may be introduced or litigation may arise that would change the treatment of distributions of interest from Municipal Securities to shareholders.  Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends.  See “Additional Information Concerning Taxes.”

Special Considerations regarding Investment in Municipal Securities.

By concentrating its investments in a particular state, a Fund may be more susceptible to factors adversely affecting issuers of that state’s municipal bonds than a comparable fund that does not concentrate in a single state. For example, a Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of a state’s municipal issuers to pay interest or repay principal. Future political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives in a state could have an adverse effect on the debt obligations of the state’s municipal issuers. Limited obligation revenue bonds may fluctuate in investment quality due to economic factors affecting only the particular revenue stream. In addition, a sharp change in prevailing mortgage interest rates could affect the investment quality of housing mortgage revenue bonds.  By concentrating its investments in municipal bonds issued in a state, as noted above, the Fund’s credit risk is dependent on the ability of the state and its political subdivisions to make timely payments on their obligations.

To evaluate and mitigate risk for each of the Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund, the Adviser allocates investments among the various types of obligations of state and local governments and monitors the risks associated with such investments on a continuous basis.

On July 18, 2012, Moody’s, S&P and Fitch affirmed the ratings of Aaa and AAA respectively, for the State of Maryland’s general obligation debt and on July 19, 2012, S&P affirmed its rating of AAA.  Moody’s has assigned a negative outlook for the state, while S&P and Fitch have assigned a stable outlook for the state.  There is no assurance that such ratings will be maintained in the future.

As of September 10, 2012, the state of Michigan’s general obligation debt was rated Aa2 by Moody’s and AA- by both S&P and Fitch. Moody’s and S&P have assigned a stable outlook for the state while Fitch has assigned a positive outlook for the state. There is no assurance that such ratings will be maintained in the future.

As of September 10, 2012, the state of Ohio’s general obligation debt was rated Aa1 by Moody’s and AA+ by both S&P and Fitch. Moody’s has assigned a negative outlook for the state while S&P and Fitch have assigned a stable outlook for the state.  There is no assurance that such ratings will be maintained in the future.

As of September 10, 2012, the state of Pennsylvania’s general obligation debt was rated Aa2 by Moody’s, AA by S&P and AA+ by Fitch. Both S&P and Fitch have assigned a negative outlook for the state while Moody’s has assigned a stable outlook for the state. There is no assurance that such ratings will be maintained in the future.

Additional Information Concerning Maryland Issuers.

State and local economic conditions may affect the investment quality and value of bonds held by the Maryland Tax-Exempt Bond Fund. Following is a brief description of state-wide economic conditions derived from information released on August 1,2012, relating to issues of State of Maryland general obligations and does not purport to be a complete description.

The State of Maryland has a population of approximately 5.8 million, with employment based largely in services, trade, and government. Those sectors, along with financial activities, are the largest contributors to the gross state product, according to the U.S. Department of Commerce, Bureau of Economic Analysis. Population is concentrated around the Baltimore and Washington, D.C. primary metropolitan statistical areas and proximity to Washington D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 36 years. The average unemployment rate in 2011 was 7.1% compared to a national rate for the same period of 9.0%. In May 2012, the rates were 6.8% in Maryland and 8.2% in the United States. The State’s per capita personal income was the fourth highest in the country in 2011, according to the Bureau of Economic Analysis, at 123% of the national average.

Industry specific conditions may affect the investment quality and value of revenue bonds. This paragraph discusses some of the major economic factors affecting the various types of Maryland revenue bonds. Water and sewer revenues are affected by trends in population, new construction and weather. Transportation facility revenues are affected by economic conditions generally and by special factors such as rising energy prices. Revenues from private healthcare corporations and hospitals are affected by changes in federal and state regulations, Maryland State rate regulation and fluctuations in federal and state reimbursement rates for Medicare and Medicaid. The revenues of private colleges and universities are affected by enrollment demand and cost pressures. Enrollment demand fluctuates with changes in the population of college bound persons and with the state of the economy. Housing revenue bonds are affected by the pace of housing starts, sales and refinancings, and by the levels of mortgage rates generally and local housing demand.

To reduce risk, the Maryland Tax-Exempt Bond Fund allocates its investments among the various types of Maryland state and municipal obligations, evaluates the potential risks and rewards of all securities purchased, and may include some insured and pre-refunded bonds in its portfolio.

Additional Information Concerning Michigan Issuers.

The Michigan Intermediate Municipal Bond Fund will invest most of its net assets in securities issued by or on behalf of the State of Michigan, political subdivisions of the State of Michigan, or agencies or instrumentalities of the State of Michigan or its political subdivisions (“Michigan Obligations”). The Michigan Intermediate Municipal Bond Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Michigan Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility.

Generally, the creditworthiness of Michigan Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Michigan Obligations or in those obligations of particular Michigan issuers. It is possible that the investment may be in particular Michigan Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Because the Michigan Intermediate Municipal Bond Fund invests almost exclusively in securities of issuers in the state of Michigan, the Fund’s performance is directly tied to the ability of Michigan issuers and/or obligors of state, municipal and public authority debt obligations issued in the State of Michigan to continue to make principal and interest payments on their securities, which in turn depends on economic and other conditions within the State. In addition to general economic pressures, certain Michigan constitutional, statutory and charter provisions could adversely affect a Michigan issuer’s ability to raise revenues to meet its financial obligations.

General obligation bonds issued by Michigan municipalities are payable primarily from ad valorem taxes on property located in the municipality.  A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Michigan’s manufacturing industry and housing market.  Certain Michigan municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits.  In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality.  Such bonds may be repaid only from revenues of the financed project, the revenue from which may be insufficient to service the related debt obligations.  Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies.

The Michigan economy and its general fiscal condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations.  The following three paragraphs are a brief summary of current employment, housing market and personal income statistics in Michigan that are set forth in the “Administration Estimates Michigan Economic and Revenue Outlook,” dated May 16, 2012, prepared by the Michigan Department of Treasury in connection with the May 16, 2012 Consensus Revenue Estimating Conference.

Employment. Michigan’s economy relies heavily on the performance of the manufacturing sector in general and the auto industry specifically. Most of the past decade has been marked by weak manufacturing employment performance, declining vehicle production, continued declines in the market share of General Motors Company, Ford Motor Company and Chrysler Group LLC and continued supply rationalization among vehicle suppliers.  As a result, Michigan’s employment performance has been below the national average. However, recently, Michigan’s labor market has improved somewhat.  In 2009 Michigan’s unemployment rate rose to 13.4%, but over the past two years the State’s unemployment rate has fallen a combined 3.1% with the majority of the decline (2.4%) occurring in 2011.  Michigan’s 2011 unemployment rate stood at 10.3%.  As of July 2012, Michigan’s unemployment rate was 9.0%.

Housing Market.  Despite not being one of the major participants in the housing boom, Michigan was hit disproportionately hard from the housing bust due to sharply declining employment.  Nevertheless, the State’s housing market has recently seen some signs of improvement.   In February 2012, according to Case-Shiller house price measures, the Detroit MSA recorded a 1.5% year-over-year house price increase, compared to a 3.4% average decline for the twenty U.S. metro areas surveyed for the measure.  However, the February 2012 Detroit price measure was 45.6% below Detroit’s peak measure (March 2006).   In comparison, the 20-city reading was 33.9% below its peak reading (April 2006).  As of the first quarter of 2012, Michigan had the seventh worth foreclosure sales rate among the states with one foreclosure for every 162 households.

Personal Income.  After dropping 8.2% in 2009 (the largest decline since 1945), wages and salaries increased 1.7% in 2010 and rose 5.2% in 2011.  Michigan personal income fell 5.4% in 2009, marking the first annual Michigan drop since 1958.  Michigan personal income increased 3.3% in 2010 and 5.2% in 2011.   Increases have slowed over the last three quarters of 2011 reporting 4.3% growth—slightly lower than national income (4.6%) and ranking 31st among the 50 states.

Additional Information Concerning Ohio Issuers.

The Ohio Intermediate Tax Exempt Bond Fund and the Ohio Municipal Money Market Fund will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Intermediate Tax Exempt Bond Fund and the Ohio Municipal Money Market Fund are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility, except to the extent that the economic factors described may also affect the revenues underlying conduit obligations.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

State specific mutual funds invest almost exclusively in governmental securities of issuers in their state. Thus, state specific funds are more vulnerable to events unique in their state because they do not have the geographic diversification typically found in national municipal funds that buy municipal securities from issuers around the entire nation. Tax policies, the political environment, economic activity, demographics and population trends can vary significantly among the states. Also, the general business climate can vary between states. The cost of doing business can differ around the country relating to a state’s minimum wage, union penetration and the costs of generating electricity in different regions of the country, for example.

Because the Ohio Intermediate Tax Exempt Bond and Ohio Municipal Money Market Funds invest almost exclusively in securities of issuers in the state of Ohio, the Funds are vulnerable to unfavorable economic conditions in Ohio that can affect the credit quality of many if not all issuers in the state.  Manufacturing, including auto-related manufacturing, remains a significant component of Ohio’s economy and represents a higher percentage of Ohio’s economy than the national average.  While in recent years manufacturing employment in Ohio had been decreasing, to a low in 2009, manufacturing employment in Ohio has since been improving.  In general, any economic event or trend that negatively affects manufacturing will have a greater negative impact on Ohio relative to other states that do not have as large a manufacturing component.  International trade is another important segment of the Ohio economy, representing more than 9% of Ohio’s GDP in recent years.  International trade can be negatively affected by many factors, including adverse changes in the value of the dollar.  Agriculture is another important segment of Ohio’s economy, and it can be negatively affected by many factors, including weather.  Any event that negatively affects these segments of the economy in Ohio could have a negative impact on governmental finances in the state.

Ohio’s population grew by 1.6% between 2000 and 2010, when national population grew by 9.7%.  Projections of the U.S. Census Bureau through 2030 indicate an aging population in Ohio.  An aging and static or falling population in Ohio could negatively affect municipal finances over time. Population could decrease if a high number of retirees or others decide to move to other states, for example. A decreasing population could have a negative impact on municipalities as they lose taxpayers. Income taxes, sales taxes and property taxes as well as miscellaneous fees such as motor vehicle license fees could be reduced as people move away and stop paying those taxes and fees in the State of Ohio.

Many municipal issuers get a significant portion of their funding from the State of Ohio. Thus, any event that negatively affects the State of Ohio’s finances can carry over to other municipal security issuers in the state. The State of Ohio began in 2011 to cut its funding to municipalities to relieve its own financial pressures.  Anticipated funding for 2013 is approximately half of 2011 levels.  While most local governments have successfully absorbed the 2012 reductions, the further anticipated cuts could negatively affect many issuers of municipal securities in the state.

Additional Information Concerning Pennsylvania Issuers.

The concentration of investments in Pennsylvania Municipal Obligations by the Pennsylvania Intermediate Municipal Bond Fund and the Pennsylvania Tax Exempt Money Market Fund raises special investment considerations.  Because these Funds invest almost exclusively in municipal securities of issuers in Pennsylvania, they are more vulnerable to events unique to Pennsylvania and economic conditions in Pennsylvania. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania (the “Commonwealth”) and its municipalities could adversely affect the value of the Portfolio and its portfolio securities. This section is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth, the latest of which is dated July 24, 2012. The Funds have not independently verified the information, and this section constitutes only a brief summary of some of the many complex factors that may have an effect. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth, and there is no responsibility on the part of the Commonwealth to make payments on such local obligations.

General Economic Conditions

The Commonwealth’s operating budget continues to be affected by the continuing financial turmoil that has resulted from the most recent national economic recession.

The Commonwealth’s economy historically was dependent upon heavy industry, but has subsequently diversified into various services, particularly into the service sector, including trade, medical, health services, education and financial institutions. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but also substantial economic activity in agribusiness and food-related industries.  The forestry and energy industries are also significant to the Commonwealth’s economy on account of Pennsylvania’s extensive natural resources.  Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities and could adversely affect the market value of the Pennsylvania Municipal Obligations held by the Pennsylvania Intermediate Municipal Bond Fund or the Pennsylvania Tax Exempt Money Market Fund or the ability of the respective obligors to make payments of interest and principal due on such obligations.

Indebtedness

General Obligation Bonds. As of June 30, 2012, the Commonwealth had approximately $10.7 billion aggregate amount of its general obligation bonds outstanding (net of sinking fund balances). Although there can be no assurance that such conditions will continue, the Commonwealth’s general obligation bonds are currently rated AA with negative outlook by Standard & Poor’s, Aa2 with stable outlook by Moody’s and AA+ with negative outlook by Fitch Ratings.

City of Philadelphia/PICA. The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia in remedying its fiscal emergencies. PICA has issued special tax revenue bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA also makes factual findings and recommendations to the City concerning its budgetary and fiscal affairs. The City is currently operating under the five-year fiscal plan approved by PICA on July 26, 2011. PICA’s power to issue further bonds to finance capital projects expired on December 31, 1994. PICA’s power to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund outstanding debt is unrestricted. PICA had approximately $450 million in special tax revenue bonds outstanding as of June 30, 2012. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds. Although there can be no assurance that such conditions will continue, Philadelphia’s general obligation bonds are currently rated BBB+ with positive outlook by Standard & Poor’s, A2 with stable outlook by Moody’s and A- with stable outlook by Fitch Ratings.

Other Government Authorities and Organizations. Certain Local Government Authorities and Commonwealth agencies and authorities issue debt obligations for which the General Fund has no liability. The debt of these issuers is funded by assets of, or revenues derived from, the various projects financed or the particular issuer and is not a statutory or moral obligation of the Commonwealth. In some instances, defaults have occurred with respect to such local obligations. The most recent cases have involved obligations of the city of Harrisburg incurred in connection with a trash incinerator project there.

Other Tax Exempt Instruments

Investments by the Tax Exempt Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund in tax exempt commercial paper will be limited to investments in obligations which are rated at least A-2 or SP-2 by S&P, F2 by Fitch or Prime-2, MIG-2 or VMIG-2 by Moody’s at the time of investment or which are of equivalent quality as determined by the Adviser.  Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.  A Fund must use the shorter of the period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity.  Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks.  The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Adviser be equivalent to the commercial paper ratings stated above.  The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.  Other types of tax exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

Portfolio Turnover

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes U.S. government securities and all securities whose maturities at the time of acquisition were one year or less.  Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements for the favorable tax treatment accorded regulated investment companies (see “Additional Information Concerning Taxes”).  Portfolio turnover will not be a limiting factor in making decisions.

The Balanced Allocation, International Equity, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Bond, Government Mortgage, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage, Ultra Short Bond and Target Date Funds utilize an active trading approach, which may result in frequent purchases and sales of portfolio securities.  Consequently, the portfolio turnover rates for these Funds may be high.  High portfolio turnover may result in a fund realizing a greater amount of taxable gains, including short-term capital gains, distributions of which are generally taxable to shareholders at ordinary income tax rates (see “Additional Information Concerning Taxes” below) and higher expenses and other transaction costs, which are ultimately borne by a Fund’s shareholders.

The High Yield Bond Fund experienced a decrease in portfolio turnover during the most recent fiscal year due to a decrease in shareholder flow volatility during the period. The Large Cap Equity Fund and Large Cap Growth Fund experienced an increase in portfolio turnover during the 2011 fiscal year as a result of significant shareholder redemptions. The Bond Fund and Government Mortgage Fund experienced a decrease in portfolio turnover during the 2011 fiscal year as a result of the investment climate surrounding the investment strategy.

Conflict of Interest

A Fund may purchase in the secondary market (i) certain mortgage pass-through securities packaged and/or master serviced by PNC Bank, N.A. (“PNC Bank”) or Midland Loan Services, Inc. (“Midland”) a wholly-owned subsidiary of PNC Bank, or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, Midland, PNC Bank or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Bank, Midland, or their affiliates.  PNC Bank or its affiliates may make certain representations and warranties relating to the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is inaccurate, then the holders of the mortgage-backed securities could trigger an obligation of PNC Bank or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Bank or its affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

INVESTMENT LIMITATIONS AND RESTRICTIONS

Each Fund is subject to a number of investment limitations and restrictions. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined under “Miscellaneous”).

The following investment limitations apply, except as otherwise indicated, to all Funds other than the Target Date Funds:

No Fund may:

1.             Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

(a)   there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the U.S., the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

(b)   wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

(c)   utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

(d)   personal credit and business credit businesses will be considered separate industries.

2.             Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.  Each of the Maryland Tax Exempt Bond Fund and Tax Exempt Limited Maturity Bond Fund may invest in debt obligations and private placements in accordance with their investment objectives and policies.

3.             Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

4.             Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5.             Invest in commodities, except that as consistent with its investment objective and policies a Fund may:  (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities.  For purposes of this investment limitation, “commodities” includes commodity contracts.

6.             Act as an underwriter of securities within the meaning of the 1933 Act except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

Each of the Equity Funds, the Fixed Income Funds, the Intermediate Tax Exempt Bond Fund, the Maryland Tax Exempt Bond Fund and the Tax Exempt Limited Maturity Bond Fund may not:

7.             Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the International Equity Fund, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that (i) up to 25% of the value of the Equity Funds’, the Fixed Income Funds’, the Intermediate Tax Exempt Bond Fund’s and the Tax Exempt Limited Maturity Bond Fund’s total assets may be invested without regard to such limitations and (ii) up to 50% of the value of the Maryland Tax Exempt Bond Fund’s total assets may be invested without regard to these limitations, provided that no more than

25% of the Maryland Tax Exempt Bond Fund’s total assets may be invested in the securities of any one issuer.

Each of the Intermediate Tax Exempt Bond, Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund and Tax Exempt Limited Maturity Bond Fund may not:

8.             Change its fundamental investment policy without a vote of the Fund’s shareholders.

With respect to investment limitation No. 3 above, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings.  Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of applying the fundamental investment policy 5 above, at the time of the establishment of the restriction, swap contracts and certain other financial transactions were not within the understanding of the term “commodities” or “commodity interests” and, for clarity, notwithstanding any federal legislation or regulatory action by the CFTC that subject swaps or such other financial transactions to regulation by the CFTC, the Funds are not restricted from investing in or entering into swap contracts or such other financial transactions by fundamental policy 5.

Investment limitation No. 7 above does not apply to the Money Market Funds which are instead subject to the portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

The following investment limitations apply only to the Target Date Funds:

Each Target Date Fund:

1.             May not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

(a)   there is no limitation with respect to investment in investment companies or obligations issued or guaranteed by the U.S. government, any state, territory or possession of the U.S., the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

(b)   wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

(c)   utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

(d)   personal credit and business credit businesses will be considered separate industries.

2.             May not make loans in violation of the applicable provisions of the 1940 Act and the rules and regulations thereunder.

3.             May not borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act and the rules and regulations thereunder.

4.             May not purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.  Each Fund may hold or dispose of any assets it may hold or come into the possession of by virtue of an investment that was made in accordance with its investment policies.

5.             May invest in commodities and commodity contracts of any kind without limitation.

6.             May not act as an underwriter of securities within the meaning of the 1933 Act except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

7.             May not change its classification under the 1940 Act as a diversified investment company:

With respect to investment limitation No. 3 above, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings.  Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

In addition, the Funds (other than the Target Date Funds) are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

No Fund may:

1.             Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act (including by order of the SEC) in operating as funds of funds, as permitted by the 1940 Act, may invest its total assets in securities of investment companies in the PNC Funds group of investment companies.

2.             Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund’s investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

3.             Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund’s investment objective and policies, (a) this investment limitation shall not apply to a Fund’s transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (c) a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short), and (d) the S&P 500 Index Fund can otherwise engage in short sales that are covered in accordance with the guidelines of the SEC and its staff.

4.             Purchase securities of companies for the purpose of exercising control.

5.             Invest more than 15% of its net assets in illiquid securities (5% of total assets in the case of the Money Market Funds).

6.             Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets.  Securities held in escrow or in separate accounts in connection with a Fund’s investment practices described in its Prospectuses or SAI are not deemed to be pledged for purposes of this limitation.

With respect to investment limitation No. 1 above, see “Securities of Other Investment Companies” above for the limitations applicable to each Fund’s investments in other investment companies.  With respect to investment limitation No. 3(c) and (d), see “Short Sales” above.

The Funds do not intend to acquire securities issued by the Adviser, Underwriter (as defined in “Additional Purchase and Redemption Information” below) or their affiliates.

In addition, all of the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

Except for the Funds’ policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

NET ASSET VALUE

Valuation of the Money Market Funds

The Trust uses the amortized cost method to value shares of the Money Market Funds.  Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security.  Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined in accordance with procedures adopted by the Board.  This method of valuation may result in periods during which value, as determined by amortized cost, is higher or lower than the price each respective Fund would receive if it sold the security.  The value of the portfolio securities held by each respective Fund will vary inversely to changes in prevailing interest rates.  Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost.  Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost.  In either instance, if the security is held to maturity and repaid in full, no gain or loss will be realized.

Each Money Market Fund invests only in high quality short-term instruments, and will not purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act.  Each Money Market Fund maintains a dollar-weighted average portfolio maturity of less than 60 days and a weighted average life of less than 120 days.  If the Board believes that the deviation between the value of a Fund’s portfolio based on amortized cost and market value may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results.  These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, redeeming shares in kind, reducing the number of a Fund’s outstanding shares without monetary consideration, or utilizing a NAV per share determined by using available market quotations.

Valuation of Debt Securities

Assets of the Funds (other than the Money Market Funds) invested in debt securities are typically valued by an independent pricing service (“Service”) approved by the Board.  When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the quoted bid prices (as obtained by the Service from dealers in such securities).  The Funds, under supervision of the Board, reserve the right to alternatively utilize the mean between the most recent bid and asked prices for fixed income securities, should such prices be determined to more accurately represent the market value of those fixed income securities.  See “Net Asset Value — Other” below.  Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Service may also employ electronic data processing techniques and matrix systems to determine value.  Short-term securities are valued at amortized cost, which approximates market value.  The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Valuation of Equity Securities

In determining market value for equity securities, the assets of the Funds that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (“NYSE”), (normally 4:00 p.m. Eastern Time).  Securities quoted on the NASDAQ National Market System are valued at the official closing price.  Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices.  Equity securities for which there were no transactions, and for which market quotations are not readily available, are typically valued at the mean between the most recent bid and asked prices.

Valuation of Foreign Securities

Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation.  Such securities are generally valued at the preceding closing values of such securities on their respective exchanges.

A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.  For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund’s NAV is not calculated.  In such cases, the NAV of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Valuation of Shares of Other Mutual Funds

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day.  The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Other

Securities for which market quotations are not readily available are valued at fair value using methods approved by or under the supervision of the Board.  A Fund may also use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded.  This most commonly occurs with foreign securities, but may occur in other cases as well.  In these cases, information furnished by a Service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value.  The Service may draw upon, among other information, the market values of foreign investments.  Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis.  When fair value pricing is employed, the prices of securities used by a Fund to calculate the NAV may differ from quoted or published prices for the same security.  The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The sale of the Funds’ shares is facilitated by PNC Funds Distributor, LLC (formerly known as Professional Funds Distributor, LLC), (the “Underwriter”), which has agreed to use commercially reasonable efforts to distribute shares of the Funds.  The issuance of shares is recorded on the books of the Trust.  To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor’s financial institution at its principal office or directly to the Trust at PNC Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9795, Providence, RI 02940-9795.  Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange.  Guarantees must be signed by an authorized signatory and “Signature Guaranteed” must appear with the signature.  An investor’s financial institution may request further documentation from corporations, executors, administrators, Trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

Redemption requests will be processed at the next NAV determined after a Fund receives your request in good order, less any applicable deferred sales charge.  Good order means that complete information is provided about your sale request.  PNC Funds may authorize certain financial intermediaries to receive, on behalf of PNC Funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders.  In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day and subsequently communicated properly to the Fund, and the order will be priced at the Fund’s NAV per share next determined after such receipt by the financial intermediary, adjusted for any applicable sales charge.

The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) upon providing prior notification to the SEC, the Board determines that a PNC Money Market Fund’s shareholders may suffer material dilution or other unfair results and decides to liquidate the Fund; (d) the SEC has by order permitted such suspension; or (e) an emergency exists as determined by the SEC, as a result of which: (i) disposal by the Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Funds to determine the fair market value of its net assets.

Payment for shares of a Fund may, in the discretion of the Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses.  In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

The Trust normally pays redemption proceeds in cash but reserves the right to make redemptions in-kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and would be subject to tax on any gain realized upon such sale.

The applicable Prospectuses provide a summary of the principal risks to the Funds of excessive trading in Fund shares (sometimes referred to as market timing) and each Fund’s procedures to limit this activity.  These risks include possible dilution in the value of Fund shares held by long-term shareholders and the risk of time-zone arbitrage for Funds that invest in securities that trade in foreign markets.  Time-zone arbitrage might work as follows: A market timer may purchase shares of a Fund that invests in overseas markets based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day.  The market timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.  The Funds do not have any arrangements with any person or group of individuals to permit frequent purchases and redemptions of Fund shares.

Class I Shares of the Funds are sold to financial institutions investing for their own or their customers’ accounts or directly to corporate investors.  Class I Shares of the Funds may also be sold to employees, directors, officers and retirees of the Trust, PNC or any of its affiliates, the Funds’ Co-Administrators, Underwriter, or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) subject to a $1,000 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. There is no subsequent minimum investment.  Class A Shares of the non-money market funds are sold to individuals, corporate investors and retirement plans at the public offering price based on a Fund’s NAV plus a front-end load or sales charge as described in the Prospectuses for Class A and Class C Shares. Class A Shares of the Money Market Funds are sold to individual corporate investors and retirement plans at a Fund’s NAV (no load).  Class C Shares of the Money Market Fund are available to the holders of Class C Shares of another Fund who wish to exchange their Class C Shares of another Fund for Class C Shares of the Money Market Fund.  Class C Shares of the Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable Prospectus.  Class C Shares of the Money Market Fund are also available for purchase by retirement plans.  Class C Shares of the non-money market funds are sold to individuals, corporate investors and retirement plans at NAV but are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase, as described in the Prospectuses for Class A and Class C Shares.  Class T Shares of the Money Market Funds are sold to financial intermediaries.

Class R shares of the Funds are generally available for purchase by qualified plans maintained pursuant to Sections 401(a) or 403 of the Code (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans and Taft-Hartley multi-employer pension plans), health care benefit fund plans or voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code (collectively, “Qualified Plans”), non-qualified deferred compensation plans, IRAs and other accounts whereby the plan or the plan’s financial service firm has an agreement with the Underwriter or the Adviser to utilize Class R shares in certain investment products or programs, endowment funds, foundations, any state, county or city or its instrumentality, department, authority or agency, 457 Plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies (both affiliated and not affiliated with the Adviser) and any entity considered a corporation for tax purposes (including corporate non-qualified deferred compensation plans of such corporations).  Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by retirement plan accounts and their plan participants, for which fees or expenses may be charged in addition to those described in the Prospectus and SAI.

The Trust has authorized one or more brokers to receive purchase and redemption orders on behalf of the Funds.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf.  A Fund will be deemed to have received a purchase or redemption order when an authorized broker or the broker’s authorized designee receives the order.  Orders will be priced at the NAV next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by a Fund.

The Adviser or its affiliates will pay finder’s fees to dealers on new investments in Class A Shares as follows:

Equity Funds (other than the S&P 500 Index Fund and Small Cap Funds):

1.00% on amounts between $1 million and $5 million; plus

0.50% on amounts between $5 million and $10 million; plus

0.25% on amounts over $10 million

Small Cap Funds:

1.00% on assets up to $500 million; plus

0.95% on assets between $500 million and $1 billion; plus

0.90% on assets over $1 billion

Fixed Income Funds (other than the Limited Maturity Bond and Ultra Short Bond Funds), the Tax Exempt Bond Funds and S&P 500 Index Fund:

0.50% on amounts between $1 million and $5 million; plus

0.25% on amounts over $5 million

Limited Maturity Bond Fund

0.25% on amounts over $1 million

Ultra Short Bond Fund

No finder’s fee will be paid on new investments in Class A Shares

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load.  The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

The tables below show the sales charge you will pay as a percentage of the offering price per share and as a percentage of the amount invested, and the portion of the various fees and expenses that are paid (reallowed) to securities dealers, depending upon your level of investment for each Fund.

International Equity, Large Cap Core Equity, Large Cap Growth, Large Cap Value, Mid Cap Value, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, and Small Cap Funds

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers’ Reallowance as a % of Offering Price Per Share
Less than $25,000	5.50	5.82	5.00
$25,000 but less than $50,000	5.25	5.54	4.75
$50,000 but less than $100,000	4.75	4.99	4.25
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	3.00	3.09	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.50
$1,000,000 or more*	0.00	0.00	0.00

Balanced Allocation Fund

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers’ Reallowance as a % of Offering Price Per Share
Less than $50,000	4.75	4.99	4.25
$50,000 but less than $100,000	4.00	4.17	3.50
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.50
$1,000,000 or more*	0.00	0.00	0.00

S&P 500 Index Fund

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers’ Reallowance as a % of Offering Price Per Share
Less than $100,000	2.50	2.56	2.00
$100,000 but less than $250,000	2.00	2.04	1.50
$250,000 but less than $500,000	1.50	1.52	1.00
$500,000 but less than $1,000,000	1.00	1.01	0.50
$1,000,000 or more*	0.00	0.00	0.00

Bond, Government Mortgage, High Yield Bond, Intermediate Bond and Total Return Advantage Funds

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers’ Reallowance as a % of Offering Price Per Share
Less than $50,000	4.50	4.71	4.00
$50,000 but less than $100,000	4.00	4.17	3.50
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.50
$1,000,000 or more*	0.00	0.00	0.00

Intermediate Tax Exempt Bond, Maryland Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond, Pennsylvania Intermediate Municipal Bond and Tax Exempt Limited Maturity Bond Funds

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers’ Reallowance as a % of Offering Price Per Share
Less than $100,000	3.00	3.09	2.50
$100,000 but less than $250,000	2.00	2.04	1.50
$250,000 but less than $500,000	1.50	1.52	1.00
$500,000 but less than $1,000,000	1.00	1.01	0.50
$1,000,000 or more*	0.00	0.00	0.00

Limited Maturity Bond Fund

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers’ Reallowance as a % of Offering Price Per Share
Less than $100,000	2.00	2.04	1.50
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.00	1.01	0.75
$500,000 but less than $1,000,000	0.50	0.50	0.25
$1,000,000 or more*	0.00	0.00	0.00

Ultra Short Bond Fund

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers’ Reallowance as a % of Offering Price Per Share
Less than $100,000	1.00	1.01	0.50
$100,000 but less than $1,000,000	0.50	0.50	0.25
$1,000,000 or more*	0.00	0.00	0.00

*There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more and in such cases, the Adviser, or one of its affiliates, may make a payment to the selected dealer in an amount not to exceed (i) 1.00% of the amount invested, with respect to the PNC Equity Funds and (ii) 0.50% of the amount invested, with respect to the PNC Fixed Income and Tax Exempt Bond Funds.  If you redeem the shares purchased without a sales charge within 18 months after the purchase date, a contingent deferred sales charge of (i) 1.00% will be assessed against your account, with respect to PNC Equity Funds (except the S&P 500 Index Fund) and (ii) up to 0.50% (0.25% in the case of the Limited Maturity Bond Fund) may be assessed against your account, with respect to the PNC Fixed Income and Tax Exempt Bond Funds (except the Ultra Short Bond Fund).

The front-end sales charge, if applicable for a Fund, will be waived on Class A Shares purchased:

•                                          by Trustees and officers of the Trust and their immediate families (spouse, parents, siblings, children and grandchildren);

•                                          by directors and retired directors, officers, employees and retirees of BNY Mellon Investment Servicing or any of its affiliates and their immediate families, employees and retired employees of PNC or any of its affiliates and their immediate families and participants in employee benefit/retirement plans of PNC or any of its affiliates; and

•                                          by officers, directors, employees and retirees of the Sub-Advisers and distributor, and members of their immediate families.

Please refer to the Prospectus for detailed information concerning the front-end sales charge on purchases of Class A Shares.

Automatic investment programs such as the Planned Investment Program (“Program”) described in the Prospectuses permit an investor to use “dollar cost averaging” in making investments.  Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals.  This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices.  In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis.  Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price.  An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.  From time to time, in advertisements, sales literature, communications to shareholders and other materials, the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 Index or Barclays Capital U.S. Intermediate Government Bond Index.

Offering Price Per Class A Share of the Fund

An illustration of the computation of the offering price per Class A Share of the Funds, based on the value of each Fund’s net assets and number of outstanding shares on May 31, 2012 is shown below.

Balanced Allocation Fund
Net Assets of A Shares	$10,439,566.00
Outstanding A Shares	$993,668.00
Net Asset Value Per Share	$10.51
Sales Charge, 4.75% of Offering Price	$0.52
Offering Price to Public	$11.03

	International Equity Fund	Large Cap Core Equity Fund
Net Assets of A Shares	$7,756,745.00	$2,596,201.00
Outstanding A Shares	$601,399.00	$245,506.00
Net Asset Value Per Share	$12.90	$10.57
Sales Charge, 5.50% of Offering Price	$0.75	$0.62
Offering Price to Public	$13.65	$11.19

	Large Cap Growth Fund	Large Cap Value Fund
Net Assets of A Shares	$12,158,541.00	$22,019,607.00
Outstanding A Shares	$716,698.00	$1,624,092.00
Net Asset Value Per Share	$16.96	$13.56
Sales Charge, 5.50% of Offering Price	$0.99	$0.79
Offering Price to Public	$17.95	$14.35

	Mid Cap Value Fund	Multi-Factor Small Cap Core Fund
Net Assets of A Shares	$11,560,854.00	$285,463.00
Outstanding A Shares	$960,692.00	$26,263.00
Net Asset Value Per Share	$12.03	$10.87
Sales Charge, 5.50% of Offering Price	$0.70	$0.63
Offering Price to Public	$12.73	$11.50

	Multi-Factor Small Cap Growth Fund	Multi-Factor Small Cap Value Fund
Net Assets of A Shares	$16,875,365.00	$12,704,535.00
Outstanding A Shares	$1,451,265.00	$1,110,036.00
Net Asset Value Per Share	$11.63	$11.45
Sales Charge, 5.50% of Offering Price	$0.68	$0.67
Offering Price to Public	$12.31	$12.12

	Small Cap Fund
Net Assets of A Shares	$2,209,713.00
Outstanding A Shares	$173,408.00
Net Asset Value Per Share	$12.74
Sales Charge, 5.50% of Offering Price	$0.74
Offering Price to Public	$13.48

	S&P 500 Index Fund
Net Assets of A Shares	$20,711,689.00
Outstanding A Shares	$1,989,337.00
Net Asset Value Per Share	$10.41
Sales Charge, 2.50% of Offering Price	$0.27
Offering Price to Public	$10.68

	Bond Fund	Government Mortgage Fund
Net Assets of A Shares	$4,448,472.00	$11,882,048.00
Outstanding A Shares	$410,918.00	$1,225,231.00
Net Asset Value Per Share	$10.83	$9.70
Sales Charge, 4.50% of Offering Price	$0.51	$0.46
Offering Price to Public	$11.34	$10.16

	Intermediate Bond Fund	Total Return Advantage Fund
Net Assets of A Shares	$6,298,410.00	$5,969,480.00
Outstanding A Shares	$547,950.00	$548,323.00
Net Asset Value Per Share	$11.49	$10.89
Sales Charge, 4.50% of Offering Price	$0.54	$0.51
Offering Price to Public	$12.03	$11.40

	High Yield Bond Fund
Net Assets of A Shares	$471,028.00
Outstanding A Shares	$58,482.00
Net Asset Value Per Share	$8.05
Sales Charge, 4.50% of Offering Price	$0.38
Offering Price to Public	$8.43

	Limited Maturity Bond Fund
Net Assets of A Shares	$5,115,555.00
Outstanding A Shares	$500,628.00
Net Asset Value Per Share	$10.22
Sales Charge, 2.00% of Offering Price	$0.21
Offering Price to Public	$10.43

	Ultra Short Bond Fund
Net Assets of A Shares	$5,732,583.00
Outstanding A Shares	$573,594.00
Net Asset Value Per Share	$9.99
Sales Charge, 1.00% of Offering Price	$.10
Offering Price to Public	$10.09

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund
Net Assets of A shares	$4,038,610.00	$831,920.00
Outstanding A shares	$395,412.00	$71,436.00
Net Asset Value Per Share	$10.21	$11.65
Sales Charge, 3.00% of Offering Price	$0.32	$0.36
Offering Price to Public	$10.53	$12.01

	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund
Net Assets of A Shares	$6,248,440.00	$7,843,263.00
Outstanding A Shares	$634,420.00	$672,476.00
Net Asset Value Per Share	$9.85	$11.66
Sales Charge, 3.00% of Offering Price	$0.30	$0.36
Offering Price to Public	$10.15	$12.02

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
Net Assets of A Shares	$3,088,755.00	$526,000.00
Outstanding A Shares	$289,559.00	$49,426.00
Net Asset Value Per Share	$10.67	$10.64
Sales Charge, 3.00% of Offering Price	$0.33	$0.33
Offering Price to Public	$11.00	$10.97

Exchange Privilege

Investors may exchange all or part of their Class A Shares, Class C Shares, Class T, Class I or Class R Shares as described in the applicable Prospectuses.  Any rights an investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Prospectus, will apply in connection with any such exchange.  The exchange privilege may be modified or terminated at any time upon 60 days’ notice to shareholders.

By use of the exchange privilege, the investor authorizes the Transfer Agent’s financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine.  The investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of Class A Shares, Class C Shares, Class I Shares, Class R Shares or Class T Shares and the account number.  The Transfer Agent’s records of such instructions are binding.

DESCRIPTION OF SHARES

The Trust is a Delaware statutory trust.  The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any issued or unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.  Any such classification or reclassification will comply with the provisions of the 1940 Act.  Pursuant to such authority, the Board has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series which represent interests in the Funds as follows, and as further described in this SAI and the related Prospectuses:

Balanced Allocation Fund
Class AA	Class I Shares
Class AA — Special Series 1	Class A Shares
Class AA — Special Series 3	Class C Shares

International Equity Fund
Class U	Class I Shares
Class U — Special Series 1	Class A Shares
Class U — Special Series 3	Class C Shares

Large Cap Core Equity Fund
Class W	Class I Shares
Class W — Special Series 1	Class A Shares
Class W — Special Series 3	Class C Shares

Large Cap Growth Fund
Class H	Class I Shares
Class H — Special Series 1	Class A Shares
Class H — Special Series 3	Class C Shares

Large Cap Value Fund
Class M	Class I Shares
Class M — Special Series 1	Class A Shares
Class M — Special Series 3	Class C Shares

Mid Cap Value Fund
Class PP	Class I Shares
Class PP — Special Series 1	Class A Shares
Class PP — Special Series 3	Class C Shares

Multi-Factor Small Cap Core Fund
Class GGG	Class I Shares
Class GGG — Special Series 1	Class A Shares

Multi-Factor Small Cap Growth Fund
Class HHH	Class I Shares
Class HHH — Special Series 1	Class A Shares
Class HHH — Special Series 2	Class C Shares

Multi-Factor Small Cap Value Fund
Class N	Class I Shares
Class N — Special Series 1	Class A Shares
Class N — Special Series 3	Class C Shares

S&P 500 Index Fund
Class V	Class I Shares
Class V — Special Series 1	Class A Shares
Class V — Special Series 3	Class C Shares

Small Cap Fund
Class EEE	Class I Shares
Class EEE — Special Series 1	Class A Shares
Class EEE — Special Series 3	Class C Shares

Bond Fund
Class R	Class I Shares
Class R — Special Series 1	Class A Shares
Class R — Special Series 3	Class C Shares

Government Mortgage Fund
Class DD	Class I Shares
Class DD — Special Series 1	Class A Shares
Class DD — Special Series 3	Class C Shares

High Yield Bond Fund
Class QQ	Class I Shares
Class QQ — Special Series 1	Class A Shares

Intermediate Bond Fund
Class I	Class I Shares
Class I — Special Series 1	Class A Shares
Class I — Special Series 3	Class C Shares

Limited Maturity Bond Fund
Class O	Class I Shares
Class O — Special Series 1	Class A Shares
Class O — Special Series 3	Class C Shares

Total Return Advantage Fund
Class P	Class I Shares
Class P — Special Series 1	Class A Shares
Class P — Special Series 3	Class C Shares

Ultra Short Bond Fund
Class SS	Class I Shares
Class SS — Special Series 1	Class A Shares
Class SS — Special Series 3	Class C Shares

Intermediate Tax Exempt Bond Fund
Class L	Class I Shares
Class L — Special Series 1	Class A Shares
Class L — Special Series 3	Class C Shares

Maryland Tax Exempt Bond Fund
Class JJJ	Class I Shares
Class JJJ Special Series 1	Class A Shares
Class JJJ Special Series 3	Class C Shares

Michigan Intermediate Municipal Bond Fund
Class HH	Class I Shares
Class HH — Special Series 1	Class A Shares
Class HH — Special Series 3	Class C Shares

Ohio Intermediate Tax Exempt Bond Fund
Class K	Class I Shares
Class K — Special Series 1	Class A Shares
Class K — Special Series 3	Class C Shares

Pennsylvania Intermediate Municipal Bond Fund
Class T	Class I Shares
Class T — Special Series 1	Class A Shares
Class T — Special Series 3	Class C Shares

Tax Exempt Limited Maturity Bond Fund
Class KKK	Class I Shares
Class KKK Special Series 1	Class A Shares
Class KKK Special Series 3	Class C Shares

Government Money Market Fund
Class B	Class I Shares
Class B — Special Series 1	Class A Shares

Money Market Fund
Class A	Class I Shares
Class A — Special Series 1	Class A Shares
Class A — Special Series 3	Class C Shares

Ohio Municipal Money Market Fund
Class BB	Class I Shares
Class BB — Special Series 1	Class A Shares
Class BB — Special Series 6	Class T Shares

Pennsylvania Tax Exempt Money Market Fund
Class Q	Class I Shares
Class Q — Special Series 1	Class A Shares
Class Q — Special Series 6	Class T Shares

Tax Exempt Money Market Fund
Class D	Class I Shares
Class D — Special Series 1	Class A Shares
Class D — Special Series 6	Class T Shares

Treasury Money Market Fund
Class C	Class I Shares
Class C — Special Series 1	Class A Shares

Target 2020 Fund
Class VVV	Class I Shares
Class VVV — Special Series 4	Class R Shares

Target 2030 Fund
Class WWW	Class I Shares
Class WWW — Special Series 4	Class R Shares

Target 2040 Fund
Class XXX	Class I Shares
Class XXX — Special Series 4	Class R Shares

Target 2050 Fund
Class YYY	Class I Shares
Class YYY — Special Series 4	Class R Shares

Retirement Income Fund
Class ZZZ	Class I Shares
Class ZZZ — Special Series 4	Class R Shares

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion.  When issued for payment as described in the Prospectuses, a Fund’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter.  Rule 18f-2 further provides that a Fund will be deemed to be affected by a matter, unless the interests of each Fund in the matter are substantially identical or the matter does not affect any interest of the Fund.  Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund.  However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Funds voting together in the aggregate without regard to a particular Fund.  In addition, shareholders of each class in a particular investment fund have equal voting rights except that only shareholders of a particular class of a Fund will be entitled to vote on matters relating to a plan adopted pursuant to Rule 12b-1 for such shares.

Shareholders are entitled to one vote for each full Share and a fractional vote for each fractional Share held by such shareholder.  Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

The Trust’s Agreement and Declaration of Trust authorizes the Board, without shareholder approval (unless otherwise required by applicable law) to: (a) sell and convey the assets of an investment fund to another management investment company for consideration, which may include securities issued by the purchaser and, in connection therewith, cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their NAV and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert an investment fund’s assets into money and, in connection therewith, cause all outstanding shares of such fund involved to be redeemed at their NAV; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, cause all outstanding shares of any fund to be redeemed at their NAV or converted into shares of another class of the Funds at NAV.  In the event that shares are redeemed in cash at their NAV, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund’s securities.  The exercise of such authority by the Board will be subject to the provisions of the 1940 Act, and the Board will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund’s shareholders at least 30 days prior thereto.

Each of PNC Target Date 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund and PNC Target 2050 Fund, respectively expects to reach its most conservative asset allocation ranges on or around its respective target date.  At that time, each Target Date Fund’s asset allocation ranges are expected to be substantially similar to those that apply to the PNC Retirement Income Fund.  Accordingly, the Board has approved a proposal and intends to cause each Target Date Fund to merge into the PNC Retirement Income Fund on or around its respective target date.  The consummation and timing of the mergers remains subject to the Board’s discretion, the Board’s consideration of other strategic alternatives, and applicable regulatory requirements.  There can be no assurance that the mergers with the PNC Retirement Income Fund will occur.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional U.S. federal tax considerations generally affecting the Funds and their shareholders and the following information supplements and should be read in conjunction with the Funds’ Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning.  Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.  Potential investors should consult their tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

The discussions of the federal tax consequences in the Prospectuses and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI.  These authorities are subject to change, possibly with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund is treated as a separate corporation for U.S. federal income tax purposes.  Each Fund has elected to be treated as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code and intends each year to qualify and to be eligible to be treated as such.  As a regulated investment company, a Fund will generally not be subject to U.S. federal income tax on its net investment income and realized capital gains that it distributes in a timely manner to shareholders.  In order to qualify for treatment as a regulated investment company, each Fund must, among other things, meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested (x) in the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships.

Third, the Fund must distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gain over net long-term capital loss) and net tax exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company.  However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).  In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.  Also, for purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment.  In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

Each Fund intends to comply with these requirements.  If a Fund were to fail to meet the income, diversification, or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets.  If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise were to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at regular corporate rates, and all distributions from earnings and profits, including any distributions of net tax exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portion of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that such shareholder meets certain holding period and other requirements in respect of the Fund’s shares.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is afforded special tax treatment.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income (the excess of capital gains over capital losses) for the one-year period ending October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year.  For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the Fund is permitted to elect and so elects) generally are treated as arising on January 1 of the following calendar year.  Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.  Each Fund intends to make sufficient distributions each calendar year to avoid liability for this excise tax, although there can be no assurance that it will do so.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income.  Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years.  Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.  If a Fund has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains.  A Fund must use any post-2010 losses, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses.  This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.  See each Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Distributions

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any capital loss carryforwards). Any taxable income including any net capital gain retained by a Fund will be subject to tax at the Fund level at regular corporate rates.  In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities.  If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.  A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Except for exempt-interest dividends (defined below) paid by the Tax Exempt Bond Funds and Tax Exempt Money Market Funds, and exempt-interest dividends, if any, paid by the Target Date Funds, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, are generally taxable to shareholders.  If a Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain.

For U.S. federal income tax purposes, distributions of investment income (other than exempt-interest dividends paid by the Tax Exempt Bond Funds and Tax Exempt Money Market Funds, and exempt-interest dividends, if any, paid by the Target Date Funds, as described below) are generally taxable as ordinary income.  Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of net capital gain that are properly reported by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gains.  Distributions from capital gains are generally made after applying any available capital loss carryovers.  Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013.  These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.  Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.  For taxable years beginning before January 1, 2013, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.  This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.  The Fixed Income Funds, the Tax Exempt Bond Funds and the Money Market Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either a Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.  In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income.

If a Fund receives dividends from another mutual fund, an ETF or another investment company that qualifies as a regulated investment company (each, an “Underlying RIC”), and the Underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

As noted above, the special tax treatment of qualified dividend income applies only to taxable years beginning before January 1, 2013, unless Congress enacts tax legislation providing otherwise.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year.  A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).  The International Equity Fund, the Fixed Income Funds, the Tax Exempt Bond Funds and the Money Market Funds do not expect a significant portion of Fund distributions to qualify for the dividends-received deduction.

If a Fund receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.  Similarly, with respect to the Tax Exempt Bond Funds, any distribution of income that is attributable to (i) income received by the Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute an exempt-interest dividend (defined below) to shareholders.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules.  The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance.  For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends, defined below), and (ii) any net gain from the sale, redemption or exchange of Fund shares.  Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Additional Tax Information Concerning the Tax Exempt Bond Funds and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds

As described above and in the Prospectuses, the Tax Exempt Bond Funds and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (the “Tax Exempt Money Market Funds” and together with the Tax Exempt Bond Funds, the “Tax Exempt Funds”) intend to pay dividends that pass through to shareholders the tax exempt character of exempt interest earned by such Funds (“exempt-interest dividends”) for U.S. federal income tax purposes.  The Tax Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax exempt income irrespective of fluctuations in principal.  Tax exempt institutions and retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts are generally tax exempt and, therefore, would not gain any additional benefit from the Tax Exempt Funds’ exempt-interest dividends.  In addition, the Tax Exempt Funds may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof.  “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and (i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) which occupies more than 5% of the usable area of such facilities or (iii) for which such facilities or a part thereof were specifically constructed, reconstructed or acquired.  “Related persons” include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

Each Tax Exempt Fund intends to pay exempt-interest dividends.  A Tax Exempt Fund is eligible to pay exempt-interest dividends only for taxable years in which, at the close of each quarter, at least 50% of the value of the Fund’s total assets consists of securities generating interest that is exempt from federal income tax under Section 103(a) of the Code.  Each Tax Exempt Fund intends to satisfy this requirement.  Fund distributions reported as exempt-interest dividends are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but they may be subject to state and local taxes.  A Fund will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.  In the case of the state-specific Tax-Exempt Funds, distributions of interest derived from municipal securities of the state for which the Fund is named are generally exempt from personal income taxes in such state.  Shareholders should consult their tax advisers regarding the state tax consequences of an investment in the Tax-Exempt Funds.

Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to shareholders as described above.

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of a Tax Exempt Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt-interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness times the ratio of the exempt-interest dividends received by the shareholder to all of the Tax Exempt Fund’s dividends received by the shareholder (excluding capital gain dividends).

An investment in a Tax Exempt Fund may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders.  For example, if a Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds.  Certain of the Tax Exempt Funds intend to invest in tax exempt obligations that would not subject shareholders to alternative minimum tax.  See “Investment Objectives and Policies” to determine whether a particular Tax Exempt Fund intends to do so.  In any event, corporate shareholders will generally be required to take into account all exempt-interest dividends from the Tax Exempt Funds in determining certain adjustments for alternative minimum tax purposes.  Individual and corporate shareholders should consult their tax advisers regarding the potential alternative minimum tax implications of holding shares of a Tax Exempt Fund.

In purchasing tax exempt obligations, the Funds intend to rely on opinions of bond counsel or counsel to the issuers of the tax exempt obligations as to the excludability of interest on those obligations from gross income for federal income tax purposes.  The Funds will not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements.  No assurance can be given that the IRS will not successfully challenge the tax-exempt status of an obligation, which could cause interest on the obligation to be taxable.  Tax laws not only limit the purposes for which tax exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax exempt.  If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued.  In that event, a portion of a Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.  In addition, from time to time legislation may arise that would change the tax treatment of exempt-interest dividends.  Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends.  Shareholders should consult their tax advisers for the current law on exempt-interest dividends.

For information concerning the possible payment of exempt-interest dividends by the Target Date Funds, see “Additional Information Concerning the Target Date Funds” below.

Sale, Exchange or Redemption of Fund Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss.  In the case of the Money Market Funds, it is not expected that any gain or loss will be realized in respect of Fund shares because of such Funds’ policies to maintain their net asset values at a constant $1.00 per share.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares.  In addition, in the case of the Tax Exempt Bond Funds or Target Date Funds, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be disallowed, to the extent of any exempt-interest dividends received by the shareholder with respect to the shares.  Further, in the case of all Funds, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of shares of a Fund other than a Money Market Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed.  See the Funds’ Prospectuses for more information.

Taxation of Fund Investments

Original Issue Discount and Market Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount.  Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.”  Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation.  Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price).  A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.  Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so.  These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain dividend than if the Fund had not held such securities.

Issuer Deductibility of Interest

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction.  In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund.  Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income.  These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs

Any investment by a Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.  Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”).  Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder (defined below), will not qualify for any reduction in U.S. federal withholding tax.

As a result of these rules regarding excess inclusions and certain rules applicable to charitable remainder trusts, a Fund investing in such interests that give rise to excess inclusion income may not be a suitable investment for charitable remainder trusts.  Charitable remainder trusts should consult their tax advisers regarding an investment in the Funds.

Foreign Currency Transactions

Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.  Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company.  This tax cannot be eliminated by making distributions to Fund shareholders.  However, a Fund may elect to avoid the imposition of that tax.  For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.  A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.  Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Options, Futures, and Forward Contracts, Swap Agreements, and other Derivatives Transactions

The U.S. federal income tax treatment of a Fund’s options activity will vary based on the nature and the subject of the options.  In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction).  If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock.  Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock.  If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased.  Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction.  Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property.  Options on single stocks that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding.  Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”).  Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character.  Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules).  These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities.  These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Commodities and Commodity-Linked Instruments

A Fund’s direct and indirect investments in commodities or commodity-linked derivatives can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to so qualify.  Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked derivative instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it were eligible to and did pay a tax at the Fund level.

As discussed in the Target Date Funds’ prospectus, each Target Date Fund may seek exposure to commodities and commodity-related instruments indirectly through a wholly owned subsidiary organized under the laws of a foreign jurisdiction. Any such subsidiary will intend to operate in such a manner that the 90% gross income test is satisfied in respect of the Target Date Fund investing in such subsidiary. As described above, another requirement for qualifying for the special tax treatment accorded regulated investment companies and their shareholders is that each Target Date Fund must satisfy several diversification requirements, including the requirement that not more than 25% of the value of its total assets may be invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Target Date Fund controls and which are engaged in the same, similar, or related trades or businesses. Therefore, each Target Date Fund may not invest more than 25% of the value of its assets in such a wholly owned subsidiary. It is expected that such a subsidiary generally will not be subject to U.S. federal income tax. However, the subsidiary will be a controlled foreign corporation under the Code. As a “U.S. Shareholder” of a subsidiary (a U.S. person who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock), the Target Date Fund investing in such subsidiary will be required to include in gross income for U.S. federal income tax purposes for each taxable year of the Target Date Fund its pro rata share of the subsidiary’s “subpart F income” for the subsidiary’s taxable year ending within the Target Date Fund’s taxable year, whether or not such income is actually distributed by the subsidiary to the Target Date Fund. Subpart F income generally includes interest, OID (defined above), dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the subsidiary’s underlying income. Net losses incurred by the subsidiary during a tax year do not flow through to the Target Date Fund and thus will not be available to offset income or capital gain generated from the Target Date Fund’s other investments. In addition, net losses incurred by a subsidiary during a tax year generally cannot be carried forward by the subsidiary to offset gains realized by it in subsequent taxable years. To the extent the Target Date Fund invests in a subsidiary and recognizes subpart F income in excess of actual cash distributions from the subsidiary, the Target Date Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Target Date Fund level.

Exchange-Traded Notes

The timing and character of income or gains arising from ETNs can be uncertain.  An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the Target Date Funds’ ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

Book-Tax Differences

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any).  If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax.  In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Additional Tax Information Concerning the Target Date Funds

So long as the Target Date Funds invest all or substantially all of their assets in shares of Underlying RICs, their distributable income and gains will consist substantially of distributions from Underlying RICs and gains and losses on the disposition of shares of Underlying RICs.  To the extent that an Underlying RIC realizes net losses on its investments for a given taxable year, a Fund investing in such Underlying RIC will not be able to benefit from those losses until (i) the Underlying RIC realizes gains that it can reduce by those losses, or (ii) the Target Date Fund recognizes its shares of those losses (so as to offset distributions of net income or capital gains from other investments) when it disposes of shares of the Underlying RIC.  Moreover, even when a Target Date Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction.  In particular, a Target Date Fund will not be able to offset any capital losses from its dispositions of Underlying RIC shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Target Date Fund’s sales of Underlying RIC shares that have generated losses.  A wash sale occurs if shares of an Underlying RIC are sold by the Target Date Fund at a loss and the Target Date Fund acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale.  The wash-sale rules could defer losses in the Target Date Fund’s hands on sales of Underlying RIC shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Target Date Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Target Date Fund invested directly in the securities held by the Underlying RICs, rather than investing in shares of the Underlying RICs.  For similar reasons, the amount or timing of distributions from a Target Date Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Target Date Fund invested directly in the securities held by the Underlying RICs.

Depending on a Target Date Fund’s percentage ownership in an Underlying RIC before and after a redemption of Underlying RIC shares, the Target Date Fund’s redemption of shares of such Underlying RIC may cause the Target Date Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving a capital gain or loss on the shares of the Underlying RIC.  This could be the case where the Target Date Fund holds a significant interest in an Underlying RIC that is not a “publicly offered” regulated investment company within the meaning of the Code — where true, most likely because the Underlying RIC is offered only to upper-tier funds — and redeems only a small portion of such interest.  Dividend treatment of a redemption by a Target Date Fund would affect the amount and character of income required to be distributed by both the Target Date Fund and the Underlying RIC for the year in which the redemption occurred.  It is possible that such a dividend would qualify as “qualified dividend income” for taxable years beginning before January 1, 2013; otherwise, it would be taxable as ordinary income and could cause shareholders of the Target Date Fund to recognize higher amounts of ordinary income than if the shareholders had held shares of the Underlying RICs directly.

As noted above, if a Target Date Fund receives dividends from an Underlying RIC that qualify as qualified dividend income or are eligible for the corporate dividends-received deduction, then the Target Date Fund is permitted, in turn, to report a portion of its distributions as qualifying as qualified dividend income or as eligible for the dividends-received deduction, as appropriate, provided the Target Date Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.  The special tax treatment of qualified dividend income applies only to taxable years beginning before January 1, 2013, unless Congress enacts tax legislation providing otherwise.

If at the close of each quarter of a Target Date Fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, the Target Date Fund will be a “qualified fund of funds.”  In that case, the Target Date Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Target Date Fund in respect of foreign securities held directly by the Target Date Fund or by an Underlying RIC that itself elected to pass such taxes through to shareholders, so that shareholders of the Target Date Fund will be eligible to claim a tax credit or deduction for such taxes.  However, even if a Target Date Fund qualifies to make such election for any year, it may determine not to do so.  See “Foreign Taxation” below for more information.

If a Target Date Fund is a “qualified fund of funds” (defined above), the Target Date Fund is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying RICs, or interest on any tax-exempt obligations in which it directly invests, if any.  For further information regarding exempt-interest dividends, see “Additional Tax Information Concerning the Tax Exempt Bond Funds and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds,” above.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.  Except in the case of the International Equity Fund and potentially the Target Date Funds, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund.  This will decrease the Fund’s yield on securities subject to such taxes.  In the case of the International Equity Fund, if more than 50% of the Fund’s assets at year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code.  Also, as noted above, a Target Date Fund may be eligible to make a similar election with respect to foreign taxes paid by the Target Date Fund in respect of foreign securities held directly by the Target Date Fund or by an Underlying RIC that itself elected to pass such taxes through to shareholders. In either such case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund.  A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.   Shareholders that are not subject to U.S. federal income tax, and those who invest in the Funds through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. Funds that are not qualified funds of funds are not permitted to pass through to their shareholders foreign taxes paid by Underlying RICs in which they invest.

State and Local Taxes

Although each Fund expects to qualify as a regulated investment company and expects not to be subject to U.S. federal income tax to the extent it distributes its investment income and capital gains to shareholders, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

Foreign Shareholders

Absent a specific statutory exemption, dividends other than capital gain dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.  Distributions properly reported as capital gain dividends and exempt-interest dividends generally are not subject to withholding of U.S. federal income tax (except that exempt-interest dividends may be subject to backup withholding).

For taxable years of a Fund beginning before January 1, 2012, the Funds were not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“short-term capital gain dividends”).  This exception to withholding for interest-related dividends did not apply to distributions to a foreign shareholder (A) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (C) that was within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation.  The exception to withholding for short-term capital gain dividends did not apply to (A) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below.  If a Fund invested in an Underlying RIC that paid such distributions to the Fund, such distributions retained their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.  A Fund was permitted to report such part of its dividends as interest-related and/or short-term capital gains dividends as were eligible, but was not required to do so.   In the case of shares held through an intermediary, the intermediary could have withheld even if the Fund reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of the Fund beginning on or after January 1, 2012.  It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have a retroactive effect.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States or (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of a Fund or to the capital gain dividend the foreign shareholder received (as described below).

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof.  Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets.  USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier

REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding.  In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates.  The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.  Prior to January 1, 2012, the special “look-through” rule discussed above for distributions by the Fund to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from an Underlying RIC that the Fund was required to treat as USRPI gain in its hands.  It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2012, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.  Moreover, if a Fund were a USRPHC or former USRPHC, it could be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year.

The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of certain of the special exceptions referred to above.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form).  Foreign shareholders should consult their tax advisers in this regard.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2012.   This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Shares Purchased Through Tax-Qualified Plans or Other Tax-Advantaged Accounts

Tax-qualified plans and other tax-advantaged arrangements (collectively “tax-advantaged accounts”) generally are not subject to U.S. federal income tax on distributions from the Funds or on redemptions of the Funds’ shares. Special tax rules apply to investments through such tax-advantaged accounts.  Account holders investing in a Fund through a tax-advantaged account generally are not subject to U.S. federal income tax on Fund distributions received by the account or on redemptions of Fund shares held in the account.  Distributions from a tax-advantaged account generally are taxable to the recipient as ordinary income, with certain exceptions (for example, distributions to participants from a Roth 401(k) plan generally are not taxable to participants in such a plan).

Investors in a Fund through a tax-advantaged account should consult with their own tax advisors and their plan administrator or other designated financial intermediary, to determine the suitability of a Fund as an investment through their tax-advantaged account and the specific U.S. federal income, as well as any state, local, foreign, or other tax consequences to them of investing in a Fund through such account.

The Funds generally do not expect to provide tax-advantaged accounts with tax information reporting, on IRS Form 1099 or otherwise, regarding shareholder cost basis or the tax attributes or character of income received from Fund distributions or redemptions.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 known as the “Foreign Account Tax Compliance Act (FATCA) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons.  Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014.  Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Pursuant to this guidance, distributions made by the Fund to a shareholder subject to the phase in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends (if such treatment is extended), as described above), will be withholdable payments subject to withholding.  Payments to shareholders will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications, waivers or other documentation as the Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners.  In general, it is expected that a shareholder that is a U.S. person or non-U.S. individual will be able to avoid being withheld upon by timely providing the Fund with a valid IRS Form W-9 or W-8, respectively.  Payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides the Fund with appropriate certifications or other documentation concerning its status.

The Fund may disclose the information that it receives from its shareholders to the IRS, non U.S. taxing authorities or other parties as necessary to comply with FATCA, including current or future Treasury regulations or IRS guidance issued thereunder and any intergovernmental agreements between the United States and a non-U.S. government to implement FATCA and improve international tax compliance.  Each prospective investor is urged to consult its tax adviser regarding the applicability of the FATCA and any other reporting requirements with respect to the prospective investor’s own situation.  Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Tax Shelter Reporting

Under Treasury regulations, if an individual or corporate shareholder recognizes a loss of $2 million or more or $10 million or more respectively, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

*     *     *     *    *

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Board in accordance with Delaware law and the Trust’s Agreement and Declaration of Trust.  Information pertaining to the Trustees and officers of the Trust is set forth below.  None of the Trustees is affiliated with the Adviser or its affiliates and none of the Trustees is an “interested person” as defined under Section 2(a)(19) of the 1940 Act.  The Trustees and officers of the Trust are Trustees and officers of another registered investment company managed, advised, administered or distributed by the Adviser or its affiliates.  A list of the Trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years or longer are set out below.

Name, Address(1) Age and Date of Birth	Position Held With the Fund and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years or Longer(4)
Dorothy A. Berry — 69 Date of Birth: 9/12/43	Trustee Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986.	2 registered investment companies consisting of 38 portfolios	Chairman and Director, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.

John G. Drosdick(5) — 69 Date of Birth: 8/9/43	Trustee since November 2010; Chairman of the Board and Nominating Committee since June 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000-2008.	2 registered investment companies consisting of 38 portfolios	Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company); Director, Lincoln Financial Corporation (financial services) until 2005.

Dale C. LaPorte — 70 Date of Birth: 1/04/42	Trustee since April 2005; Chairman of the Legal Compliance Committee since May 2009

Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), 2005-2008; Partner, 1974 — 2005, and Chairman of Executive Committee, 2000 — 2004, of Calfee, Halter & Griswold LLP (law firm).

			2 registered investment companies consisting of 38 portfolios	Director, Invacare Corporation; Trustee, Allegiant Funds until 2010.

Name, Address(1) Age and Date of Birth	Position Held With the Fund and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years or Longer(4)
L. White Matthews, III—66 Date of Birth: 10/5/45	Trustee since February 2010; Chairman of the Audit Committee from June 2011 to February 2012.

Retired; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007; Director and Chairman of the Board of Constar International Inc. (bottles and packaging manufacturer), 2009 to present; Director (2003 to present) and Chairman (since 2011) of Imation Corp. (data storage).

			2 registered investment companies consisting of 38 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals) until 2011; Director, PNC Funds, Inc. until 2010.

Edward D. Miller, MD—69 Date of Birth: 2/1/43	Trustee since February 2010	Retired; Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to June 2012.	2 registered investment companies consisting of 38 portfolios	Director, Care Fusion (health care devices); Director, PNC Funds, Inc. until 2010.

Stephen M. Todd—64 Date of Birth: 4/24/48	Trustee since November 2011; Chairman of the Audit Committee since February 2012	Retired; Global Vice Chairman—Assurance Professional Practice, Ernst & Young London, UK (accounting firm), 2003 to 2010.	2 registered investment companies consisting of 38 portfolios	Director, Dover Corporation (diversified multi-national manufacturing company); Trustee, Ancora Trust (registered investment company) until 2011.

Name, Address(1) Age and Date of Birth	Position Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years or Longer
Kevin A. McCreadie(6) One East Pratt Street, 5th Floor Baltimore, MD 21202 Date of Birth: 8/14/60 Age: 52	President Since February 2010

President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.), since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007; Partner of Brown Investment Advisory & Trust Company, 1999-2002.

Jeffrey P. Pruitt(6) 1900 East 9th Street, 15th Floor Cleveland, OH 44114 Date of Birth: 8/30/71 Age: 41	Chief Compliance Officer Since November 2010

Head of Compliance Programs, PNC Capital Advisors, LLC since October 2010; Chief Compliance Officer, Thrivent Financial for Lutherans (“Thrivent”), February 2010 — May 2010; Director of Investment Company Compliance, Thrivent, 2004 — February 2010.

Jennifer E. Spratley(6) One East Pratt Street, 5th Floor Baltimore, MD 21202 Date of Birth: 2/13/69 Age: 43	Vice President Since March 2010

Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 — September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.

John F. Kernan(6) 1900 East 9th Street, 14th Floor Cleveland, OH 44114 Date of Birth: 9/17/65 Age: 47	Treasurer Since May 2008 (formerly Assistant Treasurer from February 2005 to May 2008)

Senior Vice President and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 — September 2009; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 — 2004.

Savonne L. Ferguson(6) One East Pratt Street, 5th Floor Baltimore, MD 21202 Date of Birth: 10/31/73 Age: 38	Secretary Since November 2010 to present (formerly Assistant Secretary from June 2010 to November 2010)

Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.

(1)          Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Savonne L. Ferguson.

(2)          Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

(3)          The “Fund Complex” is comprised of two registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the Trust (thirty-five portfolios) and PNC Advantage Funds (three portfolios).

(4)          Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act. In addition to the Trust, each Trustee serves as a Trustee of PNC Advantage Funds.

(5)          Mr. Drosdick serves as Chairman of PNC Advantage Funds.

(6)          Mmes. Ferguson and Spratley and Messrs. Kernan, McCreadie and Pruitt also serve as Officers of PNC Advantage Funds in their same capacities.

The information above includes each Trustee’s principal occupation during the last five years or longer if relevant to the Trustee’s qualifications to serve on the Board.  Each Trustee possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Trustee.  The cumulative background of the Trustees, and the role each plays as a member of a board that collectively possesses the talents needed for the representation of shareholder interests led to the conclusion that each Trustee should serve as a Trustee for the Trust.  Among others, the following attributes were specifically noted in the evaluation of the Trustees:  Ms. Berry, an attorney by training, has been an executive in various aspects of the finance and mutual fund industry for more than thirty years.  Mr. Drosdick brings experience as a senior executive of a major corporation and as a director of both commercial and financial companies.  Mr. LaPorte, also a lawyer, brings to the Board years of experience counseling business entities of all kinds.  Mr. Matthews has served as the chairman of a number of large enterprises and brings a significant depth of experience to the Board.  Dr. Miller has demonstrated leadership and management abilities evidenced in his senior executive positions.  Mr. Todd brings years of financial and accounting expertise to the Board, in addition to senior executive — level management experience.  In addition, with the exception of Mr. Todd, who joined the Board in November 2011, the Trustees’ previous experience on the Board provides a deep understanding of the issues impacting the shareholders of the Funds.

The Board has appointed an independent Trustee as Chairman of the Board.  The Board has also engaged the Adviser and Co-Administrators to manage and administer the Funds and to retain other service providers, as necessary.  All parties engaged to render services to the Funds are subject to the oversight of the Board.  The Chairman presides at meetings, oversees preparation of meeting agenda, serves as liaison between the Adviser and other Trustees and performs such acts and duties as may be permitted by the Trust’s Agreement and Declaration of Trust, Bylaws, policies and governing law.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The designation of the Chairman does not impose on the Chairman any duties, obligations or liability beyond that imposed on such person as a member of the Board generally.  The Board conducts regular quarterly meetings and any such special meetings as are required, either in person or telephonically to ensure the uninterrupted oversight of the management of the Trust.  The Board regularly meets separately from the Adviser and other service providers to consider matters that are scheduled to come before the Board and to meet periodically with the Trust’s Chief Compliance Officer.  As part of its duties, the Board oversees risk relating to the Funds.  Through reports and interactions with the Adviser during and between meetings, the Board monitors various types of risk including, but not limited to, investment risk, operational risk and enterprise risk as well as the operation of the Adviser’s risk management program.  There can be no assurance that all components of risk have been identified by the Board.  The Board relies on professionals, such as the independent registered public accountants and legal counsel, to assist the Trustees in performing their oversight responsibility.  The Board has established the committees described below, and may establish ad hoc committees from time to time to assist the Board in fulfilling its oversight responsibilities.  The Board believes that its leadership structure is appropriate because it enables the Board to exercise informed and independent judgment over matters under its purview by the delegation of responsibility among committees of the Board and frequent communications with professionals retained to serve the Funds, including the Adviser, legal counsel, financial and accounting professionals and compliance personnel, all of whom enhance the Board’s oversight.

Any officers of the Trust shall be appointed by the Board, or to the extent permitted by the Board, the president, and each shall serve at the pleasure of the Board, or to the extent permitted by the Board, at the pleasure of the President, subject to the rights, if any, of an officer under any contract of employment.  Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Board, by the President.  Any officer may resign at any time by giving written notice to the Trust.  Such resignation shall take effect upon receipt unless specified to be effective at some later time and, unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective.  Any resignation is without prejudice to the rights, if any, of the Trust under any contract to which the officer is a party.

The Trust’s Board has formed three committees: an Audit Committee, a Nominating Committee, and a Legal Compliance Committee. Each Committee is composed of the Trust’s six Trustees: Dorothy A. Berry, John G. Drosdick, Dale C. LaPorte, L. White Matthews, III, Edward D. Miller, MD and Stephen M. Todd.

The Audit Committee generally oversees the Trust’s accounting and financial reporting process.  Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Trust’s Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of the Trust’s internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust’s financial statements.  The Chairman of the Audit Committee is Stephen M. Todd and Ms. Berry and Messrs. Matthews

and Todd serve as the Audit Committee Financial Experts.  The Audit Committee was established on May 22, 2003 and held six formal meetings during the last fiscal year.

The function of the Nominating Committee is to identify qualified candidates for election to the Board using a variety of means as it determines are necessary or appropriate, including recommendations of shareholders or members, as described below.  The Committee may also solicit recommendations from current and former Trustees, management or others who may be familiar with qualified candidates.  The Committee may, in its sole discretion, retain and terminate any search firm (and approve such search firm’s fees and other retention terms) to assist in the identification of candidates.  In considering candidates for a Trustee nominee, the Committee shall give due consideration to the overall Board balance of diversity of skills, perspectives, backgrounds and experiences.  The Chairman of the Nominating Committee is John G. Drosdick.  The Nominating Committee met once during the last fiscal year.

The Committee shall accept and review shareholder nominations for Trustees who are not “interested persons” of the Trust as defined under Section 2(a)(19) of the 1940 Act.  The Nominating Committee will evaluate the nominees’ qualifications for Board membership and their independence from the Trust’s investment adviser and other principal service providers.  Specific qualifications will be based on the needs of the Board at the time of the nomination.  A shareholder nomination for Trustee may be submitted to the Trust by sending the nomination to the Trust’s Secretary at One East Pratt Street, 5th Floor, Baltimore, MD 21202 with the following information:

•            Shareholder’s name, the fund name and number of fund shares owned and length of period held;

•            Name, age and address of candidate;

•            A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•            Number of fund shares owned by the candidate and length of time held;

•            A supporting statement which (i) describes the candidate’s reasons for seeking election to the Board and (ii) documents his/her ability to satisfy the director qualifications described in the board’s policy; and

•            A signed statement from the candidate confirming his/her willingness to serve on the Board.

The Secretary will submit all shareholder nominations for a Trustee to the Committee.  The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

The Legal Compliance Committee is responsible for the confidential receipt, retention and consideration of any report of evidence of a material violation of securities laws relating to the Funds or Adviser from attorneys who are appearing or practicing before the SEC.  The Committee is empowered to initiate an investigation, recommend an appropriate response by the Funds to a report, and, if necessary, notify the SEC.  The Chairman of the Legal Compliance Committee is Dale C. LaPorte.  The Legal Compliance Committee was established on May 14, 2009 and did not meet during the last fiscal year.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and the PNC Advantage Funds fund family in the aggregate as of December 31, 2011.

INDEPENDENT TRUSTEES

Name of Trustee/Fund	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in All Portfolios of the Fund Complex Overseen by Trustee
Dorothy A. Berry		$50,001 - $100,000
Government Mortgage Fund	$50,001 - $100,000
Richard W. Furst(2)		Over $100,000
Large Cap Core Equity Fund	$10,001 - $50,000
S&P 500 Index Fund	$10,001- $50,000

Mid Cap Value Fund	$10,001 - $50,000
Multi-Factor Small Cap Value Fund	$10,001 - $50,000
Intermediate Bond Fund	$50,001 - $100,000
Limited Maturity Bond Fund	$10,001 - $50,000
Total Return Advantage Fund	Over $100,000
Ultra Short Bond Fund	$10,001 - $50,000
Money Market Fund	$1 - $10,000
Dale C. LaPorte*		Over $100,000
S&P 500 Index Fund	$10,001 - $50,000
International Equity Fund	$10,001 - $50,000
Large Cap Value Fund	$10,001 - $50,000
Mid Cap Value Fund	$10,001 - $50,000
Multi-Factor Small Cap Core Fund	$10,001 - $50,000
Multi-Factor Small Cap Growth Fund	$10,001 - $50,000
Multi-Factor Small Cap Value Fund	$10,001 - $50,000
High Yield Bond Fund	$1 - $10,000
Total Return Advantage Fund	$1 - $10,000
Edward D. Miller*		Over $100,000
S&P 500 Index Fund	$50,001 - $100,000
Ultra Short Bond Fund	$50,001 - $100,000
L. White Matthews, III	None	None
John G. Drosdick	None	None
Stephen M. Todd	None	None

(1)   Includes the value of shares beneficially owned by each Trustee in each Fund as of December 31, 2011.

(2)   Mr. Furst, who served as a Trustee from June 1990 until May 2012, is now deceased.

*      Dollar amounts include ownership interest held by Trustees through deferred compensation plan.

As of September 4, 2012, the Trustees and officers of the Trust as a group owned beneficially 1.73% and 1.42%, respectively of the outstanding shares of each of the Class A shares of the PNC High Yield Bond Fund and Class C shares of the PNC Total Return Advantage Fund, respectively.  Aside from the above-mentioned share classes of the PNC High Yield Bond Fund and PNC Total Return Advantage Fund, as of September 4, 2012, the Trustees and officers of the Trust as a group owned beneficially less than 1% of each class of the outstanding shares of each of the Funds, and less than 1% of the outstanding shares, in the aggregate, of all of the Funds of the Trust.

Certain Interests of Independent Trustees

A number of Independent Directors serve on the boards of other companies that are not affiliated with the Trust or the Adviser.  Those companies may, from time to time, engage in non-routine banking transactions with PNC Bank, N.A. (“PNC Bank”), the parent company to the Adviser.  The Independent Directors have no personal interest in the transactions and may only be aware of them in their capacity as board members of such companies.  The general nature of the transactions is described briefly below.

PNC Bank participates in a lending syndicate that extends a line of credit, in the ordinary course of business, to Invacare Corporation (“Invacare”), a company of which Mr. LaPorte is a director.  As of December 31, 2011, PNC Bank’s total obligation as part of the syndicate is limited to 13.75% of the total value of the line of credit extended to Invacare.  As of December 31, 2011, the PNC Bank portion of the balance outstanding was approximately $37 million.  In addition, Invacare utilizes PNC Bank for certain treasury management and capital markets services, for which the bank receives customary fees and expenses.

Mr. Drosdick serves on the Board of Trustees of the Philadelphia Museum of Art, which has a $25 million revolving line of credit with PNC Bank. As of December 31, 2011, the balance on the line of credit was $0. In addition, Mr. Drosdick serves as a director for United States Steel Corporation (“U.S. Steel”). PNC Bank

participates in a syndicate that provides a $875 million credit facility to U.S. Steel. As of the end of 2011, PNC Bank was responsible for $60 million under the credit facility, which will expire on July 20, 2016. There was a $0 balance as of December 31, 2011. PNC Bank is further responsible for $300 million of a $625 million purchase commitment under a Receivables Purchase Agreement, with $380 million total (PNC obligation of $182.4 million) outstanding as of December 31, 2011. Finally, PNC Bank is obligated for $72.7 million under a Reimbursement Agreement for Standby Letters of Credit, all of which are fully collateralized. Mr. Drosdick also serves on the board of H. J. Heinz Company (“H.J. Heinz”), which has $90,000,000 in outstanding lines of credit for which PNC Bank is responsible as a participant in a syndicate. There was $0 outstanding as of December 31, 2011. In addition, PNC Bank is responsible for $175,000,000 of purchase commitments for which $142,800,000 was outstanding on December 31, 2011. Both U.S. Steel and H.J. Heinz engage in various commercial and/or investment banking activities (including short term loans and cash management programs) with PNC Bank, for which the bank receives customary fees and expenses. Lastly, Mr. Drosdick serves on the board of the Merion Golf Club, which has lines of credit with PNC Bank totaling $1.5 million. As of December 31, 2011, there was $950,561 balance outstanding.

Board Compensation

Effective January 1, 2012, each Trustee receives an annual consolidated fee of $70,000 plus $6,750 for each combined Board meeting attended in person, and such amount, up to a maximum of $3,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee.  The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities.  Prior to January 1, 2012, each Trustee received an annual fee of $45,000 plus $3,000 for each Board meeting attended in person, and such amount, up to a maximum of $2,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee.  The Chairman of the Board received an additional fee of $16,000 per year and the Chairman of the Audit Committee received an additional fee of $4,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent of subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.  Fees are paid quarterly in arrears and are allocated to the Trust and PNC Advantage Funds, another registered investment company overseen by the Trustees and for which PNC Capital Advisors, LLC serves as investment adviser, based on their average daily net assets.

The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the “Plan”).  Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments.  Distributions are generally of equal installments over a period of 2 to 15 years.  The Plan will remain unfunded for federal income tax purposes under the Code.  Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.

The table below summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2012.

Name of Person, Position	Aggregate Compensation from PNC Funds	Pension or Retirement Benefits Accrued as Part of PNC Funds’ Expense	Total Compensation from PNC Funds and Fund Complex(7)

INDEPENDENT TRUSTEES

John R. Murphy Co-Chairman and Trustee(1)	$0	$0	$0

Robert D. Neary, Co-Chairman and Trustee(1)	$0	$0	$0

Dorothy A. Berry, Trustee*	$47,575.81	$0	$75,583.33

Name of Person, Position	Aggregate Compensation from PNC Funds		Pension or Retirement Benefits Accrued as Part of PNC Funds’ Expense	Total Compensation from PNC Funds and Fund Complex(7)

Richard W. Furst, Trustee*,(3)	$47,575.81		$0	$75,583.33

Dale C. LaPorte, Trustee*	$47,575.81	(4)	$0	$75,583.33	(4)

L. White Matthews, III Trustee*,(5)	$50,228.34		$0	$79,966.66

Edward D. Miller, M.D. Trustee*	$47,575.81	(4)	$0	$75,583.33	(4)

John G. Drosdick, Chairman of the Board*,(2)	$60,378.82		$0	$96,416.67

Stephen M. Todd, Chairman of the Audit Committee and Trustee*,(6)	$31,999.99		$0	$35,200.00

(1)   Messrs. Murphy and Neary retired as Co-Chairmen of the Board effective June 2, 2011.

(2)   Mr. Drosdick became a Trustee of the Trust effective November 1, 2010 and became Chairman of the Board effective June 3, 2011.

(3)   Mr. Furst, who served as a Trustee from June 1990 until May 2012, is now deceased.

(4)   This amount also represents the total amount of deferred compensation accrued during the fiscal year ended May 31, 2012.  As of May 31, 2012, total deferred compensation payable to Messrs. Miller and LaPorte amounted to $157,672.05 and $196,256.01, respectively.

(5)   Mr. Matthews served as Chairman of the Audit Committee from June 3, 2011 to February 23, 2012.

(6)   Mr. Todd became a Trustee of the Trust effective November 30, 2011 and became Chairman of the Audit Committee effective February 23, 2012.

(7)   The Fund Complex is now comprised of two registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Funds (thirty-five portfolios) and PNC Advantage Funds (three portfolios).  Prior to December 31, 2011, the Fund Complex also included the PNC Alternative Investment Funds (nine portfolios).

* Each Trustee also serves as a Trustee of PNC Advantage Funds.

Code of Ethics

The Trust, the Adviser and the Sub-Advisers have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that: (i) establishes procedures for personnel with respect to personal investing, (ii) prohibits or restricts certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and (iii) permits personnel to invest in securities, including securities that may be purchased or held by the Funds.

Shareholder and Trustee Liability

Consistent with the Delaware Statutory Trust Act, the Trust’s Agreement and Declaration of Trust provides that shareholders of the Funds will not be subject in such capacity to any personal liability whatsoever to any person in connection with property of the Funds or the acts, obligations or affairs of the Funds.  Shareholders of the Funds will have the same limitation of personal liability as is extended to stockholders of corporations organized under Delaware law.  The Agreement and Declaration of Trust provide that no Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, save only liability to the Funds or their shareholders for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing for such Trustee’s or officer’s own willful misfeasance, bad faith, gross negligence or reckless disregard for such Trustee’s or officer’s duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the property of the Funds for satisfaction of claims of any nature arising in connection with the affairs of the Funds.  If any shareholder, Trustee or officer of the Trust is made party to any suit or proceeding to enforce any such liability, subject to the foregoing exception (in the case of Trustees and officers), such shareholder, Trustee or officer shall not, on account thereof, be held to any personal liability.

ADVISORY, ADMINISTRATION, UNDERWRITING, CUSTODIAN
SERVICES AND TRANSFER AGENCY AGREEMENTS

Advisory Agreements

The Adviser serves as investment adviser to the Funds pursuant to the Advisory Agreement.  The Adviser is an indirect wholly owned subsidiary of PNC Bank which, in turn, is wholly owned by PNC, a bank holding company and financial holding company with headquarters in Pittsburgh, Pennsylvania.  As of June 30, 2012, the Adviser managed approximately $33.7 billion in assets.  The Adviser is located at One East Pratt Street, 5th Floor, Baltimore, Maryland 21202.

The Adviser entered into Sub-Advisory Agreements with Polaris  and GEAM, dated January 4, 2010, on behalf of the International Equity Fund.  Polaris is a registered investment adviser with the SEC with over $4.3 billion in assets under management as of June 30, 2012.  Polaris’s principal offices are at 125 Summer St., Suite 1470, Boston, Massachusetts.  GEAM is a registered investment adviser with the SEC with over $119 billion in assets under management as of June 30, 2012.  GEAM’s principal office is located at 1600 Summer Street, Stamford, Connecticut 06905.  GEAM is a wholly-owned subsidiary of General Electric Company (GE), a widely held public corporation, with its principal office located at 3135 Easton Turnpike, Fairfield, Connecticut 06828.  GEAM was established and registered with the United States Securities and Exchange Commission (SEC) in March 1988 under its former name, GE Investment Management Incorporated, to provide investment management services to institutional and individual investors.  GEAM has approximately 180 institutional clients, including public and corporate pension plans, endowments, foundations, insurance companies, unions, government authorities, sub-advisory relationships and financial intermediaries.

For services performed under the Advisory Agreement, the Adviser receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the following rates:

Fund	Contractual Advisory Fee as a Percentage of Net Assets

Balanced Allocation Fund	0.75%

International Equity Fund	1.00%

Large Cap Core Equity Fund	0.75% of $0 to less than $1 billion, 0.70% of $1 billion to less than $1.5 billion, and 0.65% of $1.5 billion and over

Large Cap Growth Fund	0.75% of $0 to less than $1 billion, 0.70% of $1 billion to less than $1.5 billion, and 0.65% of $1.5 billion and over

Large Cap Value Fund	0.75% of $0 to less than $1 billion, 0.70% of $1 billion to less than $1.5 billion, and 0.65% of $1.5 billion and over

Mid Cap Value Fund	0.75%

Multi-Factor Small Cap Core Fund	1.00% of $0 to less than $500 million, 0.95% of $500 million to less than $1 billion, and 0.90% of $1 billion and over

Multi-Factor Small Cap Growth Fund	1.00% of $0 to less than $500 million, 0.95% of $500 million to less than $1 billion, and 0.90% of $1 billion and over

Multi-Factor Small Cap Value Fund	1.00% of $0 to less than $500 million, 0.95% of $500 million to less than $1 billion, and 0.90% of $1 billion and over

S&P 500 Index Fund	0.15% of $0 to less than $50 million, 0.10% of $50 million to less than $150 million, and 0.075% of $150 million and over

Small Cap Fund	1.00% of $0 to less than $500 million, 0.95% of $500million to less than $1 billion, and 0.90% of $1 billion and over

Bond Fund	0.45%

Government Mortgage Fund	0.40%

High Yield Bond Fund	0.50%

Intermediate Bond Fund	0.40%

Fund	Contractual Advisory Fee as a Percentage of Net Assets

Limited Maturity Bond Fund	0.35%

Total Return Advantage Fund	0.40%

Ultra Short Bond Fund	0.20%

Intermediate Tax Exempt Bond Fund	0.40%

Maryland Tax Exempt Bond Fund	0.40%

Michigan Intermediate Municipal Bond Fund	0.40%

Ohio Intermediate Tax Exempt Bond Fund	0.40%

Pennsylvania Intermediate Municipal Bond Fund	0.40%

Tax Exempt Limited Maturity Bond Fund	0.40%

Government Money Market Fund	0.25%

Money Market Fund	0.25%

Ohio Municipal Money Market Fund	0.20%

Pennsylvania Tax Exempt Money Market Fund	0.20%

Tax Exempt Money Market Fund	0.20%

Treasury Money Market Fund	0.25%

Target 2020 Fund	0.40%*

Target 2030 Fund	0.40%*

Target 2040 Fund	0.40%*

Target 2050 Fund	0.40%*

Retirement Income Fund	0.40%*

*The Target Date Funds’ advisory fee applies only with respect to average daily net assets not invested in (1) other registered investment companies as defined by the 1940 Act, (2) pooled investment vehicles that charge a fee for advisory services, and (3) exchange-traded notes the contractual returns of which are calculated by reference to the performance of a broad-based securities market index.  In addition, the Adviser has voluntarily agreed in respect of each Target Date Fund to waive its advisory fee to the extent necessary to limit its fee to no more than 0.10% of each such Fund’s average daily net assets.  This may be removed at any time.  Because the Adviser will earn an advisory fee directly from each Target Date Fund on assets that are not invested in other investment companies, this represents a conflict of interest for the Adviser in determining whether to invest the Target Date Funds’ assets in investment companies.  The Adviser, however, must make investment decisions on behalf of the Target Date Funds that are in the Target Date Funds’ best interests, not the Adviser’s.

From time to time, the Adviser, and its predecessor, have voluntarily waived fees or reimbursed the Funds for expenses.  As described in the Prospectuses, the Money Market Funds suspended payment of Shareholder Servicing Fees effective January 1, 2010.  This suspension is voluntary and may be lifted at any time.  Additionally, the Adviser has voluntarily agreed to waive advisory fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield for each of the Money Market Funds. With respect to the Money Market Funds, these voluntary fee waivers and expense reimbursements may be changed or terminated by the Adviser at any time.

During the last three fiscal years, the Funds incurred advisory fees, net of fee waivers, as set forth below:

Fund	2012	2011	2010

Balanced Allocation Fund	$422,373	$649,980	$1,022,113
International Equity Fund	$3,293,567	$3,539,706	$3,154,974
Large Cap Core Equity Fund	$77,370	$78,910	$134,932
Large Cap Growth Fund	$504,893	$677,668	$961,748
Large Cap Value Fund	$1,084,292	$1,616,667	$2,286,112
Mid Cap Value Fund	$519,682	$892,318	$1,126,506
Multi-Factor Small Cap Core Fund	$80,926	$92,087	$147,064
Multi-Factor Small Cap Growth Fund	$41,014	$8,860	$24,799
Multi-Factor Small Cap Value Fund	$178,199	$245,583	$370,105
S&P 500 Index Fund	$136,605	$143,602	$171,746
Small Cap Fund	$1,616,104	$1,877,205	$1,707,415
Bond Fund	$871,816	$1,057,686	$1,103,059
Government Mortgage Fund	$448,890	$567,631	$662,272
High Yield Bond Fund	$4,230	$(9,674)	$38,633
Intermediate Bond Fund	$1,518,514	$1,450,741	$1,472,912
Limited Maturity Bond Fund	$1,163,486	$1,105,005	$688,469
Total Return Advantage Fund	$1,060,610	$948,628	$450,424
Ultra Short Bond Fund	$1,047,968	$956,712	$469,050
Intermediate Tax Exempt Bond Fund	$532,508	$567,143	$310,736
Maryland Tax Exempt Bond Fund	$281,346	$281,517	$181,981
Michigan Intermediate Municipal Bond Fund	$80,450	$110,264	$142,993
Ohio Intermediate Tax Exempt Bond Fund	$374,405	$414,073	$454,744
Pennsylvania Intermediate Municipal Bond Fund	$120,006	$131,480	$147,047
Tax Exempt Limited Maturity Bond Fund	$518,790	$474,740	$274,118
Government Money Market Fund	$234,710	$740,872	$1,173,530

Fund	2012	2011	2010

Money Market Fund	$835,227	$2,252,679	$3,022,653
Ohio Municipal Money Market Fund	$95,571	$344,516	$605,258
Pennsylvania Tax Exempt Money Market Fund	$(3,296)	$43,697	$181,345
Tax Exempt Money Market Fund	$97,960	$801,398	$992,754
Treasury Money Market Fund	$(306,513)	$64,158	$88,761

The Target Date Funds are newly formed and thus have not incurred any advisory fees as of the date of this SAI.

During the last three fiscal years, advisory fees were waived as set forth below:

Fund	2012	2011	2010

Balanced Allocation Fund	$81,517	$45,301	$0
International Equity Fund	$0	$0	$0
Large Cap Core Equity Fund	$59,087	$65,119	$60,661
Large Cap Growth Fund	$82,810	$88,873	$57,493
Large Cap Value Fund	$0	$0	$0
Mid Cap Value Fund	$0	$0	$0
Multi-Factor Small Cap Core Fund	$71,174	$81,434	$97,479
Multi-Factor Small Cap Growth Fund	$243,601	$279,079	$256,814
Multi-Factor Small Cap Value Fund	$108,719	$139,083	$101,556
S&P 500 Index Fund	$0	$0	$0
Small Cap Fund	$0	$0	$0
Bond Fund	$0	$0	$0
Government Mortgage Fund	$0	$0	$0
High Yield Bond Fund	$33,786	$39,693	$22,659
Intermediate Bond Fund	$0	$0	$0
Limited Maturity Bond Fund	$0	$0	$0
Total Return Advantage Fund	$0	$0	$141,930
Ultra Short Bond Fund	$0	$0	$0
Intermediate Tax Exempt Bond Fund	$24,120	$39,018	$190,543
Maryland Tax Exempt Bond Fund	$12,283	$18,849	$175,409
Michigan Intermediate Municipal Bond Fund	$0	$0	$0
Ohio Intermediate Tax Exempt Bond Fund	$0	$0	$0
Pennsylvania Intermediate Municipal Bond Fund	$0	$0	$0
Tax Exempt Limited Maturity Bond Fund	$9,561	$27,215	$185,325
Government Money Market Fund	$2,493,919	$2,301,346	$1,823,335
Money Market Fund	$3,898,475	$2,775,762	$2,729,748
Ohio Municipal Money Market Fund	$311,510	$131,044	$214,411
Pennsylvania Tax Exempt Money Market Fund	$164,660	$121,805	$77,303
Tax Exempt Money Market Fund	$1,205,366	$483,852	$678,929
Treasury Money Market Fund	$1,392,474	$980,059	$1,043,906

The Target Date Funds are newly formed and thus have not incurred any advisory fees as of the date of this SAI.

Subject to the supervision of the Board, the Adviser provides a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund.  The Adviser determines from time to time what securities and other investments will be purchased, retained or sold by each Fund.  The Adviser provides the services under the Advisory Agreement in accordance with each Fund’s investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Board applicable to such Fund.

As discussed in the Prospectuses, the Funds and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval.

The Adviser has entered into a Sub-Advisory Agreement with Polaris (the “Polaris Sub-Advisory Agreement”) who serves as sub-adviser to a portion of the International Equity Fund’s assets that the Adviser has allocated to a value strategy and a Sub-Advisory Agreement with GEAM (the “GEAM Sub-Advisory Agreement” and, together with the Polaris Sub-Advisory Agreement, the “Sub-Advisory Agreements”), who serves as sub-adviser to a portion of the International Equity Fund’s assets that the Adviser has allocated to a core strategy.  Polaris and GEAM will provide a continuous investment program for that portion of the assets of the International Equity Fund that, from time to time, may be allocated to each and according to the investment strategy stated at the time of allocation.  The allocation may be determined by the Board, it being understood that the assets so allocated may consist of all, or a portion of, or none of the assets of the Fund, and that the Board or the Adviser has the right to allocate and reallocate such assets at anytime.

Polaris and GEAM, subject to the supervision of the Board and the Adviser, are responsible for providing a continuous investment program for the portion of the International Equity Fund they each manage, including investment research and management with respect to all securities, investments, cash and cash equivalents.  Polaris and GEAM will assist the Adviser in determining from time to time what securities will be purchased, retained or sold by the International Equity Fund.  Polaris and GEAM will provide their services consistent with the investment objective, policies and restrictions of the International Equity Fund stated in its prospectuses and this SAI and resolutions applicable to the International Equity Fund.

For its services, Polaris will be paid by the Adviser an annualized fee with respect to the portion of assets of the International Equity Fund allocated to Polaris consistent with the following schedule (each specified number of basis points applies only to assets within its adjacent dollar range):

Up to $125 million	—	0.35%
$125 to $200 million	—	0.40%
Over $200 million	—	0.50%

For its services, GEAM will be paid by the Adviser an annualized fee with respect to the portion of assets of the International Equity Fund allocated to GEAM consistent with the following schedule (each specified number of basis points applies only to assets within its adjacent dollar range):

Up to $50 million	—	0.55%
$50 to $100 million	—	0.50%
$100 to $150 million	—	0.45%
Over $150 million	—	0.40%

The Adviser (or a Sub-Adviser, as the case may be), places orders pursuant to their investment determinations for the respective Funds either directly with the issuer or with any broker or dealer.  In selecting brokers or dealers for executing portfolio transactions, the Adviser (or Sub-Adviser, as the case may be), uses their best efforts to seek on behalf of the Trust and the respective Funds the best overall terms available.  In assessing the best overall terms available for any transaction, the Adviser (or Sub-Adviser, as the case may be), considers all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser (or Sub-Adviser) may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the respective Funds and/or other accounts over which the Adviser and the Sub-Advisers or any affiliate of any of them exercises investment discretion.  Each of the Adviser and Sub-Advisers is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser (or Sub-Adviser, as the case may be), determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser or Sub-Advisers with respect to the accounts as to which it exercises investment discretion.

In no instance will Fund securities be purchased from or sold to the Adviser, the Sub-Advisers, the Underwriter (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, the Sub-Advisers, or the Underwriter (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules.  In executing portfolio transactions for the Fund, the Adviser (or the Sub-Advisers, as the case may be), may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of the Trust and/or its other clients where such aggregation is not inconsistent with the policies set forth in the Trust’s registration statement.  In such event, the Adviser (or Sub-Advisers) will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and/or such other clients.  The Adviser (and Polaris and GEAM with respect to that portion of the assets of the International Equity Fund allocated to each) will maintain all books and records with respect to the securities transactions for the Funds and furnish to the Board such periodic and special reports as the Board may request.

The Advisory Agreement and the Sub-Advisory Agreements provide that the Adviser (or the Sub-Advisers, as the case may be) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement (or the Sub-Advisory Agreements as the case may be), except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser (or Sub-Advisers, as the case may be) in the performance of its duties or from reckless disregard by the Adviser (or Sub-Advisers, as the case may be) of its duties and obligations thereunder.

Unless sooner terminated, the Advisory Agreement and the Sub-Advisory Agreements remain in effect for an initial period of up to two years after their approval and will continue in effect with respect to the Fund to which it relates from year to year thereafter, subject to annual approval by the Board, or by a vote of a majority of the outstanding shares of such Fund (as defined by the 1940 Act) and a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the agreement by votes cast in person at a meeting called for such purpose.  The Advisory Agreement (or Sub-Advisory Agreements) may be terminated by the Trust or the Adviser on 60 days’ written notice without penalty, and will terminate immediately in the event of its assignment, as defined in the 1940 Act.  The Polaris Sub-Advisory Agreement (i) also terminates upon the effective date of the termination of the Advisory Agreement with respect to the International Equity Fund and (ii) may also be terminated by Polaris at any time on 180 days’ written notice to the Trust and the Adviser.  The GEAM Sub-Advisory Agreement may also be terminated by GEAM at any time on 60 days’ written notice to the Trust and the Adviser.

Approval of Advisory and Sub-Advisory Agreements

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement with Polaris dated January 4, 2010 is available in the Semi-Annual Report to Shareholders for the period ended November 30, 2011.  A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement with GEAM dated January 4, 2010 is available in the Annual Report to Shareholders for the period ended May 31, 2012.  A discussion regarding the basis for the Board’s approval of the Advisory Agreement with respect to the Target Date Funds will be available in those funds’ initial shareholder reports.

Portfolio Managers

Other Accounts Managed

The following tables provide information about funds and accounts, other than the Funds, for which the Funds’ portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2012 (unless otherwise noted).

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (in millions)
Andrew D. Harding Chief Investment Officer, Fixed Income, Taxable Fixed Income Management Team and Balanced Allocation Management Team	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	5	62.004	0	0
	Other Accounts:	160	15,505.42	0	0

Gordon A. Johnson Managing Director and Senior Portfolio Manager, Balanced Allocation Management Team and Small Cap Core Equity Investment Management Team	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	1	4.8	0	0
	Other Accounts:	434	193.3	0	0

Martin C. Schulz, J.D. Managing Director, International Equity Investment Management Team, Balanced Allocation Management Team	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	1	0	0	0
	Other Accounts:	0	0	0	0

Calvin Y. Zhang Senior Analyst and Portfolio Manager, International Equity Investment Management Team	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	1	0	0	0
	Other Accounts	0	0	0	0

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (in millions)

Ralph R. Layman, CFA President and Chief Investment Officer — Public Entities, GEAM, International Equity Investment Management Team	Registered Investment Companies:	5	930.2	0	0
	Other Pooled Investment Vehicles:	2	95.2	0	0
	Other Accounts:	22	2,236.3	0	0

Michael J. Solecki, CFA Co-Chief Investment Officer and Portfolio Manager, GEAM, International Equity Investment Management Team	Registered Investment Companies:	5	930.2	0	0
	Other Pooled Investment Vehicles:	3	99.3	0	0
	Other Accounts:	23	2,465.2	0	0

Jonathan L. Passmore Senior Vice President and Portfolio Manager, GEAM, International Equity Investment Management Team	Registered Investment Companies:	5	930.2	0	0
	Other Pooled Investment Vehicles:	2	95.2	0	0
	Other Accounts:	18	1,714.9	0	0

Bernard R. Horn, Jr. President and Chief Investment Officer, Polaris Capital Management, LLC (sub-adviser), International Equity Investment Management Team	Registered Investment Companies:	3	745	0	0
	Other Pooled Investment Vehicles:	10	3,021	0	0
	Other Accounts:	12	460	0	0

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (in millions)

Sumanta Biswas, CFA Assistant Portfolio Manager, Polaris Capital Management, LLC (sub-adviser), International Equity Investment Management Team	Registered Investment Companies:	3	745	0	0
	Other Pooled Investment Vehicles:	10	3,021	0	0
	Other Accounts:	12	460	0	0

Bin Xiao, CFA Assistant Portfolio Manager, Polaris Capital Management, LLC (sub-adviser), International Equity Investment Management Team	Registered Investment Companies:	3	745	0	0
	Other Pooled Investment Vehicles:	10	3,021	0	0
	Other Accounts:	12	460	0	0

Douglas Roman, CFA, CMT Managing Director of Equity Management, Large Core/Growth Equity Investment Management Team and Balanced Allocation Management Team	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	12	44.4	0	0
	Other Accounts:	4,167	3,249.9	0	0

Mark Batty, CFA Co-Portfolio Manager, Large Core/Growth Equity Investment Management Team	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	12	44.4	0	0
	Other Accounts:	4,167	3,249.9	0	0

Ruairi O’Neill, CFA Co-Portfolio Manager, Large Core/Growth Equity Investment Management Team and Balanced Allocation Management Team	Registered Investment Companies:	0	0	0	0

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (in millions)

	Other Pooled Investment Vehicles:	12	44.4	0	0
	Other Accounts:	4,167	3,249.9	0	0

Edward A. Johnson, CFA Portfolio Manager, Large Cap Value and Mid Cap Value Equity Investment Management Team, Balanced Allocation Management Team	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	96	223.5	0	0

Michael E. Santelli, CFA, CPA Managing Director, Large Cap Value and Mid Cap Value Equity Investment Management Team, Balanced Allocation Management Team	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	96	223.5	0	0

Alex L. Vallecillo, CFA Senior Portfolio Manager, Large Cap Value and Mid Cap Value Equity Investment Management Team, Balanced Allocation Management Team	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	96	223.5	0	0

Hitesh C. Patel, PhD Managing Director, Structured Equity Investment Management Team, Quantitative Analysis Management Team	Registered Investment Companies:	1	130.1	0	0
	Other Pooled Investment Vehicles:	2	26.4	0	0
	Other Accounts:	10	342.9	0	0

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (in millions)

Paul Kleinaitis, CFA Senior Portfolio Manager, Structured Equity Investment Management Team	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	2	26.4	0	0
	Other Accounts:	10	342.9	0	0

Chen Chen, PhD Senior Analyst, Quantitative Analysis Management Team	Registered Investment Companies:	1	130.1	0	0
	Other Pooled Investment Vehicles:	2	26.4	0	0
	Other Accounts:	10	342.9	0	0

James E. Mineman Senior Portfolio Manager, Small Cap Core Equity Investment Management Team	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	1	4.8	0	0
	Other Accounts:	434	193.3	0	0

Peter A. Roy, CFA Senior Analyst, Small Cap Core Equity Investment Management Team	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	1	4,8	0	0
	Other Accounts:	434	193.3	0	0

Lisa A. Teter Senior Analyst, Small Cap Core Equity Investment Management Team	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	1	4.8	0	0
	Other Accounts:	434	193.3	0	0

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (in millions)

M. Jed Ellerbroek, Jr., CFA Analyst, Small Cap Core Equity Investment Management Team	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Mark A. Lozina, CFA Senior Portfolio Manager, Short Duration, Taxable Fixed Income Management Team	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	5	62.004	0	0
	Other Accounts:	160	15,505.42	0	0

Kenneth F. Karwowski, CFA Portfolio Manager, High Yield, Taxable Fixed Income Management Team	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	2	4.9	0	0

Timothy D. Compan, Jr., CFA Senior Portfolio Manager, Corporate Bonds, Taxable Fixed Income Management Team, Member of Asset Allocation Team	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	5	62.004	0	0
	Other Accounts:	307	15,505.42	0	0

Sean T. Rhoderick, CFA Senior Portfolio Manager, Senior Credit Analyst, Taxable Fixed Income Management Team, Member of Asset Allocation Committee	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	5	62.004	0	0
	Other Accounts:	160	15,505.42	0	0

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (in millions)

Adam Mackey Co-Head of Portfolio, Municipal Bonds, Tax Exempt Fixed Income Management Team	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	6	401.5	0	0
	Other Accounts:	1,097	5,213.2	0	0

Keith Weigel Managing Director and Chairman of Asset Allocation Committee	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Kevin McCreadie Chief Executive Officer, Chief Investment Officer and Member of Asset Allocation Committee	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Mark McGlone Chief Risk Officer and Member of Asset Allocation Committee	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Donald J. Hohman Product Director and Member of Asset Allocation Committee	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Description of Compensation

PNC Capital compensates its portfolio managers with a combination of a fixed cash base salary and variable incentive compensation, which may be comprised of a cash bonus and a stock compensation award.

A portfolio manager’s base salary is dependent on his/her level of experience and expertise. The variable incentive compensation for the portfolio managers is determined on a fully discretionary basis as described below.  The discretionary incentive compensation is determined by evaluating multiple factors including investment performance, the Adviser’s financial performance, PNC’s financial performance and individual contributions made by the portfolio management staff.  Investment performance is compared relative to a pre-defined peer group and evaluated on a one, three and five year basis with 25%, 50% and 25% weightings, respectively.  Peer performance metrics are calculated for each portfolio composite.  Portfolio team grand mean investment performance scores are determined by combining composite peer performance scores weighted by composite assets under management.  The overall portfolio manager incentive compensation allocation is determined by evaluating the Adviser and PNC current year versus prior year and budgeted financial performance and current year assets under management flows.  Additionally, the Adviser’s management conducts a subjective assessment of the portfolio manager individual performance, including but not limited to his or her contribution to the investment team-oriented process and overall performance, client feedback, contributions to the business objectives of the firm, leadership, teamwork and management skills.  The combination of these factors determines individual incentive compensation payments.

In addition to the compensation described above, portfolio managers may receive compensation in the form of stock of PNC under its stock plan which is a program that awards a portion of discretionary year-end compensation in restricted stock or stock option awards of PNC that are subject to vesting and other conditions. Eligibility for participation in this incentive program depends on the portfolio manager’s performance and seniority.

Potential Conflicts of Interest

Portfolio managers at the Adviser typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts, proprietary accounts and pooled investment vehicles.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.  The Adviser has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise.  For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short.  In making portfolio manager assignments, the Trust and the Adviser seek to avoid such potentially conflicting situations.  However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security.

The results of the investment activities of the Funds may differ significantly from the results achieved by the Adviser for other client accounts. The Adviser will manage the Funds and the other client accounts it manages in accordance with their respective investment objectives and guidelines. However, the Adviser may give advice, and take action, with respect to any current or future other client accounts that may compete or conflict with the advice the Adviser may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.

Transactions undertaken by the Adviser for other client accounts may adversely impact the Funds. The Adviser on behalf of one or more other client accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and the Adviser, on behalf of its other client accounts, may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and the Adviser, on behalf of its other client accounts, may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund’s detriment. Conflicts may also arise because portfolio decisions regarding a Fund may benefit other client accounts of the Adviser. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) the other client accounts of the Adviser, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) the other client accounts of the Adviser.

Ownership of Securities

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund that he or she manages as of May 31, 2012 (unless otherwise indicated).

Dollar Range of Fund Shares Beneficially Owned

Balanced Allocation Fund
Andrew D. Harding	None
Edward A. Johnson, CFA	None
Gordon A. Johnson	$10,001 - $50,000
Michael E. Santelli, CFA, CPA	None
Alex L. Vallecillo, CFA	None
Douglas Roman, CFA, CMT	None
Martin C. Schulz, J.D.	$1 - $10,000
Ruairi O’Neill, CFA	None

International Equity Fund
Martin C. Schulz, J.D.	$50,001 - $100,000
Calvin Y. Zhang	None
Ralph R. Layman, CFA	None
Michael J. Solecki, CFA	None
Jonathan L. Passmore	None
Bernard R. Horn, Jr.	Over $1,000,000
Sumanta Biswas, CFA	None
Bin Xiao, CFA (1)	None

Large Cap Core Equity Fund
Douglas J. Roman, CFA, CMT	None
Mark W. Batty, CFA	None
Ruairi G. O’Neill, CFA	None

Large Cap Growth Fund
Douglas J. Roman, CFA, CMT	None
Mark W. Batty, CFA	None
Ruairi G.O’Neill, CFA	$1 - $10,000

Large Cap Value Fund
Michael E. Santelli, CFA, CPA	$10,001 - $50,000
Alex L. Vallecillo, CFA	$1 - $10,000
Edward A. Johnson, CFA	None

Mid Cap Value Fund
Michael E. Santelli, CFA, CPA	$10,001 - $50,000
Alex L. Vallecillo, CFA	$50,001 - $100,000
Edward A. Johnson, CFA	None

Multi-Factor Small Cap Core Fund
Hitesh C. Patel, PhD	None
Paul Kleinaitis, CFA	None

Multi-Factor Small Cap Growth Fund
Hitesh C. Patel, PhD	None
Paul Kleinaitis, CFA	$1 - $10,000

Multi-Factor Small Cap Value Fund
Hitesh C. Patel, PhD	None
Paul Kleinaitis, CFA	None

S&P 500 Index Fund
Hitesh C. Patel, PhD	None
Chen Chen, PhD	None

Small Cap Fund
Gordon A. Johnson	$500,000 - $1,000,000
M. Jed Ellerbroek, Jr., CFA	$10,001 - $50,000
James E. Mineman	$10,001 - $50,000
Peter A. Roy, CFA	None
Lisa A. Teter	$10,001 - $50,000

Bond Fund
Andrew D. Harding	None
Timothy D. Compan, Jr., CFA	None
Mark A. Lozina, CFA	None
Sean T. Rhoderick, CFA	None

Government Mortgage Fund
Andrew D. Harding	None
Timothy D. Compan, Jr., CFA	$10,001 - $50,000
Mark A. Lozina, CFA	$100,001 - $500,000
Sean T. Rhoderick, CFA	None

High Yield Bond Fund
Andrew D. Harding	None
Timothy D. Compan, Jr., CFA	None
Kenneth F. Karwowski, CFA	None
Mark A. Lozina, CFA	None
Sean T. Rhoderick, CFA	None

Intermediate Bond Fund
Andrew D. Harding	None
Timothy D. Compan, Jr., CFA	None
Mark A. Lozina, CFA	None
Sean T. Rhoderick, CFA	None

Limited Maturity Bond Fund
Andrew D. Harding	None
Timothy D. Compan, Jr., CFA	None
Mark A. Lozina, CFA	None
Sean T. Rhoderick, CFA	None

Total Return Advantage Fund
Andrew D. Harding	None
Timothy D. Compan, Jr., CFA	None
Mark A. Lozina, CFA	None
Sean T. Rhoderick, CFA	None

Ultra Short Bond Fund
Andrew D. Harding	None
Timothy D. Compan, Jr., CFA	None
Mark A. Lozina, CFA	None
Sean T. Rhoderick, CFA	None

Intermediate Tax Exempt Bond Fund
Adam Mackey	None

Maryland Tax Exempt Bond Fund
Adam Mackey	None

Michigan Intermediate Municipal Bond Fund
Adam Mackey	None

Ohio Intermediate Tax Exempt Bond Fund
Adam Mackey	None

Pennsylvania Intermediate Municipal Bond Fund
Adam Mackey	None

Tax Exempt Limited Maturity Bond Fund
Adam Mackey	None

Target 2020 Fund*
Timothy D. Compan, Jr., CFA	None
Don Hohman	None
Kevin McCreadie	None
Mark McGlone	None
Sean T. Rhoderick, CFA	None
Douglas Roman, CFA, CMT	None
Martin C. Schulz, J.D.	None
Keith Weigel	None

Target 2030 Fund*
Timothy D. Compan, Jr., CFA	None
Don Hohman	None
Kevin McCreadie	None
Mark McGlone	None
Sean T. Rhoderick, CFA	None
Douglas Roman, CFA, CMT	None
Martin C. Schulz, J.D.	None
Keith Weigel	None

Target 2040 Fund*
Timothy D. Compan, Jr., CFA	None
Don Hohman	None
Kevin McCreadie	None
Mark McGlone	None
Sean T. Rhoderick, CFA	None
Douglas Roman, CFA, CMT	None
Martin C. Schulz, J.D.	None
Keith Weigel	None

Target 2050 Fund*
Timothy D. Compan, Jr., CFA	None
Don Hohman	None
Kevin McCreadie	None
Mark McGlone	None
Sean T. Rhoderick, CFA	None
Douglas Roman, CFA, CMT	None
Martin C. Schulz, J.D.	None
Keith Weigel	None

Retirement Income Fund*
Timothy D. Compan, Jr., CFA	None
Donald J. Hohman	None
Kevin McCreadie	None
Mark McGlone	None
Sean T. Rhoderick, CFA	None
Douglas Roman, CFA, CMT	None
Martin C. Schulz, J.D.	None
Keith Weigel	None

*The Target Date Funds are newly formed and were not yet available for investment as of 5/31/2012.

(1) Information provided as of July 1, 2012.

Proxy Voting Policies and Procedures

The Trust is required to disclose information concerning the Funds’ proxy voting policies and procedures to shareholders.  The Board has delegated to the Adviser the responsibility for voting proxies for securities held by each Fund, except for the portion of the International Equity Fund in respect of which GEAM has the authority to vote proxies.  The Adviser or GEAM, as the case may be, will vote such proxies in accordance with the proxy policies and procedures, which have been reviewed by the Board and adopted by the Trust, and which are found in Appendix C and Appendix D, respectively.   Any material changes to the proxy policies and procedures will be submitted to the Board for approval.  When the Target Date Funds invest in other registered investment companies either in reliance on Section 12(d)(1)(F) of the 1940 Act or certain exemptive relief provided by the SEC, the Target Date Funds expect to vote proxies associated with those investments in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting) of those investment companies.  Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year is available (1) without charge, upon request by calling 1-800-622-FUND (3863) and (2) on the SEC’s website at http://www.sec.gov.

Administration and Accounting Services

The Trust has entered into a Co-Administration and Accounting Services Agreement dated June 30, 2010, which is expected to be amended (for the purpose of adding certain provisions relating to the Target Date Funds) September 28, 2012 (the “Co-Administration Agreement”) with BNY Mellon Investment Servicing and the Adviser (together with BNY Mellon Investment Servicing, the “Co-Administrators”), pursuant to which BNY Mellon Investment Servicing and the Adviser have agreed to serve as Co-Administrators to the Trust.

The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement.  The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from intentional misconduct, bad faith or negligence on the part of the Co-Administrators in the performance of their duties. The Co-Administration Agreement also provides that it creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

BNY Mellon Investment Servicing is a wholly owned subsidiary of The Bank of New York Mellon Corporation.  The Adviser is an indirect wholly owned subsidiary of PNC.

Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of each Fund.

During the fiscal years ended May 31, 2012, 2011, and 2010 the Funds paid to the Co-Administrators administration fees, net of fee waivers, as set forth below.

Fund	2012	2011	2010
Balanced Allocation Fund	$40,704	$53,557	$83,087
International Equity Fund	$213,643	$222,978	$211,926
Large Cap Core Equity Fund	$12,523	$13,818	$17,873

Fund	2012	2011	2010
Large Cap Growth Fund	$44,126	$56,269	$79,494
Large Cap Value Fund	$78,925	$114,039	$174,985
Mid Cap Value Fund	$39,518	$64,869	$87,376
Multi-Factor Small Cap Core Fund	$10,686	$12,529	$16,728
Multi-Factor Small Cap Growth Fund	$17,652	$18,438	$18,391
Multi-Factor Small Cap Value Fund	$18,075	$23,723	$29,157
S&P 500 Index Fund	$61,523	$64,876	$69,188
Small Cap Fund	$87,688	$100,426	$98,138
Bond Fund	$103,757	$123,664	$140,702
Government Mortgage Fund	$61,348	$76,209	$96,154
High Yield Bond Fund	$6,595	$6,165	$9,437
Intermediate Bond Fund	$200,083	$188,571	$210,028
Limited Maturity Bond Fund	$175,653	$165,608	$111,022
Total Return Advantage Fund	$140,773	$125,359	$158,237
Ultra Short Bond Fund	$275,154	$248,855	$132,060
Intermediate Tax Exempt Bond Fund	$75,246	$81,485	$114,808
Maryland Tax Exempt Bond Fund	$40,232	$41,203	$86,856
Michigan Intermediate Municipal Bond Fund	$13,451	$18,072	$23,184
Ohio Intermediate Tax Exempt Bond Fund	$51,623	$56,728	$66,889
Pennsylvania Intermediate Municipal Bond Fund	$18,569	$20,782	$23,731
Tax Exempt Limited Maturity Bond Fund	$70,682	$66,991	$111,096
Government Money Market Fund	$557,455	$616,720	$646,982
Money Market Fund	$960,475	$1,013,746	$1,249,340
Ohio Municipal Money Market Fund	$111,308	$125,555	$226,833
Pennsylvania Tax Exempt Money Market Fund	$49,544	$48,318	$73,743
Tax Exempt Money Market Fund	$336,580	$328,262	$457,766
Treasury Money Market Fund	$227,265	$216,115	$249,049

For the fiscal years ended May 31, 2012, 2011, and 2010 no co-administration fees were waived.

The Target Date Funds are newly formed and thus have not incurred any administration fees as of the date of this SAI.

Underwriter

PNC Funds Distributor, LLC (formerly known as Professional Funds Distributors, LLC), (“PFD”)) acts as principal underwriter (the “Underwriter”) for the Funds’ shares pursuant to its distribution agreement with the Trust.  PFD agreed to be acquired by Foreside Financial Group LLC which terminated PFD’s prior distribution agreement with the Trust by operation of law effective July 1, 2012.  The Board approved a new distribution agreement between PFD and the Trust (the “Distribution Agreement”) at its May 31 — June 1, 2012 board meetings.  The Distribution Agreement became effective July 2, 2012 and is expected to be amended effective September 28, 2012 with respect to the Target Date Funds.  Effective July 2, 2012, PFD changed its name to PNC Funds Distributor, LLC.  The Adviser has also entered into a Distribution Services Agreement with the Underwriter effective July 2, 2012 (the “Distribution Services Agreement”).  Pursuant to the Distribution Services Agreement, the Adviser has agreed to provide compensation to the Underwriter for the marketing and sales services it provides under the Distribution Agreement.  The Underwriter has an initial two year term and thereafter its principal business office at Three Canal Plaza, Suite 100, Portland, Maine 04101.  Shares are sold on a continuous basis.  The Underwriter will use commercially reasonable efforts in connection with distribution of shares of the Funds.

Unless otherwise terminated, the Distribution Agreement between the Trust and the Underwriter will continue in force and renew annually, provided that such annual renewal is approved by (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities of the Funds, and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party (“Qualified Trustees”), cast in person at a meeting called for the purpose of voting on the approval.  The Distribution Agreement shall automatically terminate in the event of its assignment.  In addition, the Distribution Agreement may at any time be terminated by the Underwriter, by a vote of a majority of Qualified Trustees or by vote of a majority of the outstanding voting securities of the Funds upon not less than sixty days prior written notice to the other party.

The Underwriter was paid the following aggregate combined commissions on sales of Class A and Class C shares during the last three fiscal years.

Fund	2012	2011	2010
Balanced Allocation Fund	$10	$581	$951
International Equity Fund	$162	$264	$421
Large Cap Core Equity Fund	$212	$333	$195
Large Cap Growth Fund	$213	$283	$511
Large Cap Value Fund	$486	$454	$684
Mid Cap Value Fund	$133	$486	$1,574
Multi-Factor Small Cap Core Fund	$0	$1	$4
Multi-Factor Small Cap Growth Fund	$227	$382	$320
Multi-Factor Small Cap Value Fund	$0	$1157	$729
S & P 500 Index Fund	$703	$505	$1,115
Small Cap Fund	$720	$1081	$737
Bond Fund	$28	$51	$805
Government Mortgage Fund	$448	$1062	$3,325
High Yield Bond Fund	$0	$75	$0
Intermediate Bond Fund	$0	$714	$3,502
Limited Maturity Bond Fund	$8	$9	$794
Total Return Advantage Fund	$2,793	$1370	$3,130
Ultra Short Bond Fund	$530	$1515	$17,681
Intermediate Tax Exempt Bond Fund	$0	$551	$677
Maryland Tax Exempt Bond Fund	$51	$544	$1
Michigan Intermediate Municipal Bond Fund	$392	$270	$614
Ohio Intermediate Tax Exempt Bond Fund	$323	$4008	$1,574
Pennsylvania Intermediate Municipal Bond Fund	$670	$221	$1,388
Tax Exempt Limited Maturity Bond Fund	$0	$0	$98
Government Money Market Fund	$0	$0	$0
Money Market Fund	$0	$0	$0
Ohio Municipal Money Market Fund	$0	$0	$0
Pennsylvania Tax Exempt Money Market Fund	$0	$0	$0
Tax Exempt Money Market Fund	$0	$0	$0
Treasury Money Market Fund	$0	$0	$0

The Underwriter retained for allowable distribution related expenditures and services approximately the following combined commissions on sales of Class A and Class C shares during the last three fiscal years.

Fund	2012	2011	2010
Balanced Allocation Fund	$0	$0	$0
International Equity Fund	$13	$11	$25
Large Cap Core Equity Fund	$4	$4	$4
Large Cap Growth Fund	$0	$1	$3
Large Cap Value Fund	$12	$1	$6
Mid Cap Value Fund	$8	$12	$8
Multi-Factor Small Cap Core Fund	$0	$0	$0
Multi-Factor Small Cap Growth Fund	$7	$2	$3
Multi-Factor Small Cap Value Fund	$25	$24	$37
S & P 500 Index Fund	$17	$30	$40
Small Cap Fund	$0	$0	$0
Bond Fund	$0	$0	$25
Government Mortgage Fund	$6	$1	$22
High Yield Bond Fund	$3	$50	$0
Intermediate Bond Fund	$0	$1	$0
Limited Maturity Bond Fund	$0	$0	$1
Total Return Advantage Fund	$4	$1	$23
Ultra Short Bond Fund	$0	$1	$56
Intermediate Tax Exempt Bond Fund	$0	$4	$3
Maryland Tax Exempt Bond Fund	$1	$0	$0
Michigan Intermediate Municipal Bond Fund	$0	$0	$0
Ohio Intermediate Tax Exempt Bond Fund	$2	$0	$0
Pennsylvania Intermediate Municipal Bond Fund	$8	$2	$2
Tax Exempt Limited Maturity Bond Fund	$0	$0	$0
Government Money Market Fund	$0	$0	$0
Money Market Fund	$0	$0	$0
Ohio Municipal Money Market Fund	$0	$0	$0
Pennsylvania Tax Exempt Money Market Fund	$0	$0	$0
Tax Exempt Money Market Fund	$0	$0	$0
Treasury Money Market Fund	$0	$0	$0

Distribution Plans and Related Agreement

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan for Class A Shares (the “A Shares Plan”), and a Distribution Plan for Class C Shares (the “C Shares Plan”) (collectively, the “Plans”) which permit the Funds to bear certain expenses in connection with the distribution of Class A Shares, and Class C Shares respectively.  As required by Rule 12b-1, the Trust’s Plans and any related agreements have been approved, and are subject to annual approval by, a majority of the Board, and by a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plans or any agreement relating to the Plans (the “Disinterested Trustees”), by vote cast in person at a meeting called for the purpose of voting on the Plans and related agreements.  In compliance with the Rule, the Trustees requested and evaluated information they thought necessary to an informed determination of whether the Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans and related agreements will benefit the Funds and their shareholders.  For instance, asset growth resulting from the Plan can be expected to benefit the Funds shareholders through the realization of economies of scale and potentially lower expense levels.

Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Funds’ case, the Underwriter) provide for the Trustees’ review of quarterly reports on the amounts expended and the purposes for the expenditures.

Any change in the Plans that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, the Plans may be amended by the Trustees, including a majority of the Disinterested Trustees who do not have any direct or indirect financial interest in the Plans or related agreements.  The Plans and related agreements may be terminated as to a particular Fund or class by a vote of the Trust’s Disinterested Trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days’ written notice.  The selection and nomination of Disinterested Trustees has been committed to the discretion of such Disinterested Trustees as required by the Rule.

The A Shares Plan provides that each Fund will reimburse the Underwriter for distribution expenses related to the distribution of Class A Shares in an amount not to exceed 0.10% per annum of the average aggregate net assets of such shares. Costs and expenses reimbursable under the A Shares Plan are (a) direct and indirect costs and expenses incurred in connection with the advertising and marketing of a Fund’s Class A Shares, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, or direct mail solicitation, and (b) direct and indirect costs and expenses incurred in preparing, printing and distributing a Fund’s prospectus for such shares (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the A Shares Plan. The Board has approved a contractual commitment whereby, actual distribution fees for Class A Shares are limited to no more than:  (i) 0.005% with respect to the S&P 500 Index Fund; (ii) 0.04% with respect to the Balanced Allocation and Multi-Factor Small Cap Value Funds; (iii) 0.03% with respect to the Multi-Factor Small Cap Growth, Multi-Factor Small Cap Core and Large Cap Core Equity Funds; (iv) 0.05% with respect to each other Equity Fund; (v) 0.01% with respect to the High Yield Bond Fund; (vi) 0.02% with respect to the Michigan Intermediate Municipal Bond and Pennsylvania Intermediate Municipal Bond Funds; and (vii) 0.03% with respect to each other Fixed Income and Tax Exempt Bond Fund and Money Market Fund.  This commitment continues through September 30, 2013, at which time the Board will determine whether to renew, review or discontinue it.

The C Shares Plan provides that the Funds may compensate the Underwriter from Class C Share assets for distribution of Class C Shares in an amount not to exceed 0.75% per annum of the average daily net assets of such shares. Payments to the Underwriter under the C Shares Plan are to be used by the Underwriter to cover expenses and activities primarily intended to result in the sale of a Fund’s Class C Shares.    Such expenses and activities may include but are not limited to:  (a) direct out-of-pocket promotional expenses incurred by the Underwriter in advertising and marketing Class C Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (each a “Distribution Organization”) with respect to a Fund’s Class C Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such Class C Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

During the fiscal year ended May 31, 2012, the Funds paid the Underwriter the following amounts under the A Shares Plan:

Fund	2012
Balanced Allocation Fund	$1,138
International Equity Fund	$1,154
Large Cap Core Equity Fund	$245
Large Cap Growth Fund	$1,648
Large Cap Value Fund	$3,054
Mid Cap Value Fund	$2,596
Multi-Factor Small Cap Core Fund	$18
Multi-Factor Small Cap Growth Fund	$1,357
Multi-Factor Small Cap Value Fund	$1,564
S & P 500 Index Fund	$832
Small Cap Fund	$266
Bond Fund	$368
Government Mortgage Fund	$976

Fund	2012
High Yield Bond Fund	$21
Intermediate Bond Fund	$547
Limited Maturity Bond Fund	$533
Total Return Advantage Fund	$514
Ultra Short Bond Fund	$692
Intermediate Tax Exempt Bond Fund	$349
Maryland Tax Exempt Bond Fund	$55
Michigan Intermediate Municipal Bond Fund	$506
Ohio Intermediate Tax Exempt Bond Fund	$686
Pennsylvania Intermediate Municipal Bond Fund	$224
Tax Exempt Limited Maturity Bond Fund	$39
Government Money Market Fund	$3,288
Money Market Fund	$6,186
Ohio Municipal Money Market Fund	$239
Pennsylvania Tax Exempt Money Market Fund	$424
Tax Exempt Money Market Fund	$2,293
Treasury Money Market Fund	$724

The Target Date Funds are newly formed and thus have not incurred any distribution expenses as of the date of this SAI.

During the fiscal year ended May 31, 2012, the Funds paid the Underwriter the following amounts under the C Shares Plan:

Fund	2012
Balanced Allocation Fund	$191
International Equity Fund	$78
Large Cap Core Equity Fund	$35
Large Cap Growth Fund	$58
Large Cap Value Fund	$31
Mid Cap Value Fund	$394
Multi-Factor Small Cap Core Fund	$0
Multi-Factor Small Cap Growth Fund	$29
Multi-Factor Small Cap Value Fund	$261
S & P 500 Index Fund	$405
Small Cap Fund	$147
Bond Fund	$92
Government Mortgage Fund	$865
Intermediate Bond Fund	$255
Limited Maturity Bond Fund	$560
Total Return Advantage Fund	$133
Intermediate Tax Exempt Bond Fund	$86
Maryland Tax Exempt Bond Fund	$0
Michigan Intermediate Municipal Bond Fund	$20
Ohio Intermediate Tax Exempt Bond Fund	$186
Pennsylvania Intermediate Municipal Bond Fund	$235
Tax Exempt Limited Maturity Bond Fund	$5
Money Market Fund	$0

During the fiscal year ended May 31, 2012, the Underwriter paid the following expenses in connection with distribution under the A Shares Plan:

Fund	Compensation to Dealers	Compensation and Expenses of the Underwriter and its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals
Balanced Allocation Fund	$0	$0	$0	$575	$3,538	$4,111
International Equity Fund	$0	$0	$0	$583	$3,590	$4,173
Large Cap Core Equity Fund	$0	$0	$0	$124	$763	$887
Large Cap Growth Fund	$0	$0	$0	$833	$5,125	$5,958
Large Cap Value Fund	$0	$0	$0	$1,543	$9,496	$11,039
Mid Cap Value Fund	$0	$0	$0	$1,312	$8,074	$9,386
Multi-Factor Small Cap Core Fund	$0	$0	$0	$9	$56	$65
Multi-Factor Small Cap Growth Fund	$0	$0	$0	$686	$4,221	$4,907
Multi-Factor Small Cap Value Fund	$0	$0	$0	$790	$4,862	$5,652
S & P 500 Index Fund	$0	$0	$0	$420	$2,587	$3,007
Small Cap Fund	$0	$0	$0	$134	$827	$961
Bond Fund	$0	$0	$0	$186	$1143	$1,329
Government Mortgage Fund	$0	$0	$0	$493	$3,034	$3,527
High Yield Bond Fund	$0	$0	$0	$11	$65	$76
Intermediate Bond Fund	$0	$0	$0	$277	$1,702	$1,979
Limited Maturity Bond Fund	$0	$0	$0	$269	$1,658	$1,927
Total Return Advantage Fund	$0	$0	$0	$260	$1,598	$1,858
Ultra Short Bond Fund	$0	$0	$0	$350	$2,153	$2,503
Intermediate Tax Exempt Bond Fund	$0	$0	$0	$176	$1,086	$1,262
Maryland Tax Exempt Bond Fund	$0	$0	$0	$28	$172	$200
Michigan Intermediate Municipal Bond Fund	$0	$0	$0	$256	$1,574	$1,830
Ohio Intermediate Tax Exempt Bond Fund	$0	$0	$0	$347	$2133	$2,480
Pennsylvania Intermediate Municipal Bond Fund	$0	$0	$0	$113	$696	$809
Tax Exempt Limited Maturity Bond Fund	$0	$0	$0	$20	$122	$142
Government Money Market Fund	$0	$0	$0	$1,662	$10,226	$11,888
Money Market Fund	$0	$0	$0	$3,126	$19,236	$22,362
Ohio Municipal Money Market Fund	$0	$0	$0	$121	$745	$866
Pennsylvania Tax Exempt Money Market Fund	$0	$0	$0	$214	$1,318	$1,532
Tax Exempt Money Market Fund	$0	$0	$0	$1,159	$7,132	$8,291
Treasury Money Market Fund	$0	$0	$0	$366	$2,250	$2,616

The Target Date Funds are newly formed and thus have not incurred any distribution expenses as of the date of this SAI.

During the fiscal year ended May 31, 2012, the Underwriter incurred the following expenses in connection with distribution under the C Shares Plan:

Fund	Compensation to Dealers	Compensation and Expenses of the Underwriter and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals
Balanced Allocation Fund	$6,177	$0	$0	$15	$96	$6,288
International Equity Fund	$2,616	$0	$0	$6	$39	$2,661
Large Cap Core Equity Fund	$1,094	$0	$0	$3	$18	$1,115
Large Cap Growth Fund	$1,806	$0	$0	$5	$29	$1,840
Large Cap Value Fund	$1,020	$0	$0	$2	$16	$1,038
Mid Cap Value Fund	$13,673	$0	$0	$31	$198	$13,902
Multi-Factor Small Cap Core Fund	$0	$0	$0	$0	$0	$0
Multi-Factor Small Cap Growth Fund	$931	$0	$0	$2	$15	$948
Multi-Factor Small Cap Value Fund	$8,832	$0	$0	$21	$131	$8,984
S & P 500 Index Fund	$19,551	$0	$0	$32	$203	$19,786
Small Cap Fund	$4,541	$0	$0	$12	$74	$4,627
Bond Fund	$2,958	$0	$0	$7	$46	$3,011
Government Mortgage Fund	$27,544	$0	$0	$69	$434	$28,047
Intermediate Bond Fund	$18,884	$0	$0	$20	$128	$9,032
Limited Maturity Bond Fund	$19,478	$0	$0	$45	$281	$19,804
Total Return Advantage Fund	$4,276	$0	$0	$11	$67	$4,354
Intermediate Tax Exempt Bond Fund	$2,572	$0	$0	$7	$43	$2,621
Maryland Tax Exempt Bond Fund	$11	$0	$0	$0	$0	$11
Michigan Intermediate Municipal Bond Fund	$599	$0	$0	$2	$10	$611
Ohio Intermediate Tax Exempt Bond Fund	$6,381	$0	$0	$15	$93	$6,489
Pennsylvania Intermediate Municipal Bond Fund	$7,693	$0	$0	$19	$118	$7,830
Tax Exempt Limited Maturity Bond Fund	$191	$0	$0	$0	$2	$193
Money Market Fund	$0	$0	$0	$0	$0	$0

Unreimbursed expenses incurred under the A Shares Plan in the previous fiscal year that have been carried over to the fiscal year ending May 31, 2012 amounted to $2,089.13.  The Funds do not generally engage in joint distribution activities.  To the extent they do, they would typically allocate the costs pro rata based on each Fund’s net assets.  The Plans are designed, among other things, to assist the Fund in attracting and/or retaining assets.  Because certain of the Funds’ service providers, including the Adviser, are paid fees by the Funds that are based on the Funds’ assets under management those service providers could be deemed to have a financial interest in the operation of the Plans and their related agreements.

The Adviser or its affiliates may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services.  Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the Funds.  These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary.  Cash compensation also may be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs, as consistent with applicable rules of the SEC and FINRA.  These payments sometimes are referred to as “revenue sharing.”  In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Funds to you, subject to their suitability as an investment option.  Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of the Funds’ shares or the provision of services to the Funds.

From time to time, the Adviser also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts, occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Custodian Services and Transfer Agency Agreements

The Bank of New York Mellon, with offices at One Wall Street, New York, NY 10286, serves as custodian (the “Custodian”) to the Trust pursuant to an Amended and Restated Custodian Services Agreement dated June 30, 2010 and expected to be amended as of September 28, 2012.  The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

BNY Mellon Investment Servicing, in its role as transfer agent, is located at 760 Moore Road, King of Prussia, PA 19406 and provides transfer agency and dividend disbursing agent services for the Funds pursuant to a Transfer Agency and Service Agreement dated June 30, 2010 and expected to be amended as of September 28,2012.  As part of these services, BNY Mellon Investment Servicing maintains records pertaining to the sale, redemption, and transfer of Fund shares and distributes each Fund’s cash distributions to shareholders.

SHAREHOLDER SERVICES PLAN

The Trust has implemented a Shareholder Services Plan with respect to Class A Shares, Class C Shares, Class R Shares and Class T Shares (the “Services Plan”) pursuant to which the Trust may enter into agreements with financial institutions, retirement plan providers or trustees, and similar entities pertaining to the provision of administrative services to their customers or plan participants who are the beneficial owners of a Fund’s Class A Shares, Class C Shares, Class R Shares or Class T Shares in consideration for payments for such services.  The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the NAV attributable to each Fund’s Class A Shares, Class C Shares or Class R Shares held by the entity’s customers or plan participants and the payment (on an annualized basis) of up to 0.10% of the NAV attributable to each Fund’s Class T Shares held by an entity’s customers or plan participants.  Affiliates of PNC may receive such fees under the Services Plan.

Services under the Services Plan may include:

(i)	aggregating and processing purchase and redemption requests from customers;
(ii)	providing customers with a service that invests the assets of their accounts in Class A Shares, Class C Shares, Class R Shares or Class T Shares;
(iii)	processing dividend payments from the Funds;
(iv)	providing information periodically to customers showing their position in Class A Shares, Class C Shares, Class R Shares or Class T Shares;
(v)	arranging for bank wires;
(vi)	responding to customer inquiries relating to the services performed with respect to Class A Shares, Class C Shares, Class R Shares or Class T Shares beneficially owned by customers;
(vii)	providing subaccounting for customers or providing information to the transfer agent for subaccounting;
(viii)	forwarding shareholder communications; and
(ix)	other similar services requested by the Trust.

Servicing agreements between the Trust and financial institutions are terminable, without penalty, at any time by the Trust (which termination may be by vote of a majority of the Trustees) or by the financial institution upon notice to the Trust.

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement and the Sub-Advisory Agreements, the Adviser and Sub-Advisers are responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds.  The Adviser and Sub-Advisers purchase portfolio securities either directly from the issuer or from an underwriter or broker and/or dealer making a market in the securities involved.  Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price.  Transactions on stock exchanges involve the payment of negotiated brokerage commissions.  There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

For the last three fiscal years, the Funds paid brokerage commissions in the aggregate as follows:

Fund	2012	2011	2010
Balanced Allocation Fund	$37,725	$64,038	$168,083
International Equity Fund	$276,818	$409,643	$472,424
Large Cap Core Equity Fund	$12,597	$15,953	$108,100
Large Cap Growth Fund	$68,570	$106,460	$248,499
Large Cap Value Fund	$88,918	$300,644	$367,129
Mid Cap Value Fund	$89,957	$97,305	$224,569
Multi-Factor Small Cap Core Fund	$27,810	$42,826	$116,739
Multi-Factor Small Cap Growth Fund	$65,025	$74,612	$118,819
Multi-Factor Small Cap Value Fund	$71,092	$101,517	$194,703
S&P 500 Index Fund	$5,953	$16,218	$17,184
Small Cap Fund	$123,933	$190,031	$269,155
Bond Fund	$0	$0	$0
Government Mortgage Fund	$0	$0	$0
High Yield Bond Fund	$0	$0	$200
Intermediate Bond Fund	$0	$0	$0
Limited Maturity Bond Fund	$0	$0	$0
Total Return Advantage Fund	$0	$0	$0
Ultra Short Bond Fund	$0	$0	$0
Intermediate Tax Exempt Bond Fund	$0	$0	$0
Maryland Tax Exempt Bond Fund	$0	$0	$0
Michigan Intermediate Municipal Bond Fund	$0	$0	$0
Ohio Intermediate Tax Exempt Bond Fund	$0	$0	$0
Pennsylvania Intermediate Municipal Bond Fund	$0	$0	$0
Tax Exempt Limited Maturity Bond Fund	$0	$0	$0

The Target Date Funds are newly formed and thus have not incurred any brokerage commissions as of the date of this SAI.

PNC International Equity Fund experienced higher turnover during fiscal 2010 due in part to both the addition of GE Asset Management, Inc. as a sub-adviser to the Fund as well as the addition of assets from the Plan of Reorganization on February 1, 2010.  The PNC Multi-Factor Small Cap Growth Fund experienced higher turnover during fiscal 2010 due in part to its merger with Small Cap Growth and Multi-Factor Mid Cap Growth Funds on July 24, 2009.  For all other Funds, the decrease in brokerage commissions during the period was due primarily to declines in portfolio turnover and changes in the market volatility environment.

While the Adviser and Sub-Advisers generally seek competitive spreads or commissions, they may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction.  Allocation of transactions, including their frequency, to various dealers is determined by the Adviser and Sub-Advisers in their best judgment and in a manner deemed fair and reasonable to shareholders.  Under the Advisory Agreement and the Sub-Advisory Agreements, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser and Sub-Advisers are authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers.  Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser and Sub-Advisers may receive orders for transactions by the Funds.  Such research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer databases; quotation equipment and services; and research oriented computer hardware, software and other services.  Nevertheless, research services are only one of many factors considered in selecting broker-dealers.  Information so received is in addition to and not in lieu of services required to be performed by the Adviser and Sub-Advisers and does not reduce the fees payable to the Adviser by the Funds or to the Sub-Advisers by the Adviser.  Such information may be useful to the Adviser and Sub-Advisers in serving both the Funds and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser and Sub-Advisers in carrying out their obligations to the Funds.

Portfolio securities will not be purchased from or sold to the Trust’s Adviser, Sub-Advisers, Underwriter, or any “affiliated person” (as such term is defined under the 1940 Act) with any of them acting as principal, except to the extent permitted by the SEC.  In addition, a Fund will not give preference to the Adviser’s or Sub-Advisers’ affiliates with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The value of each Fund’s aggregate holdings of securities of its regular broker-dealers as of May 31, 2012 is as follows:

Fund Name	Issuer	Value of Fund’s Aggregate Holdings of Issuer
Balanced Allocation Fund	Credit Suisse (USA), Inc.	$669,000
	JP Morgan Chase	$453,000
	Banc of America Securities LLC	$208,000
	Morgan Stanley & Co., Inc.	$145,000
	Goldman Sachs & Co.	$116,000
	HSBC Securities (USA), INC.	$83,000

International Equity Fund	HSBC Securities (USA),INC.	$1,539,000
	Deutsche Bank Securities, Inc.	$658,000
	Credit Suisse (USA), Inc.	$180,000
	Barclays Bank PLC	$1,000

Large Cap Core Equity Fund	JP Morgan Chase	$395,000
	Bank of America	$101,000

Large Cap Value Fund	JP Morgan Chase	$2,684,000

Mid Cap Value Fund	Investment Technology Group, Inc.	$562,000

S&P 500 Index Fund	JP Morgan Chase	$1,180,000
	Banc of America Securities LLC	$736,000
	Goldman Sachs & Co.	$426,000
	PNC Financial Services Group	$289,000
	Morgan Stanley & Co., Inc.	$180,000

Bond Fund	Credit Suisse (USA), Inc.	$5,067,000
	Banc of America Securities LLC	$1,365,000
	JP Morgan Chase & Co., Inc.	$1,371,000
	Morgan Stanley & Co., Inc.	$1,069,000
	Goldman Sachs & Co.	$825,000
	HSBC Securities (USA), Inc.	$525,000

High Yield Bond Fund	Morgan Stanley & Co., Inc.	$234,000
	Banc of America Securities LLC	$218,000

Fund Name	Issuer	Value of Fund’s Aggregate Holdings of Issuer
Intermediate Bond Fund	JP Morgan Chase & Co., Inc.	$11,311,000
	Morgan Stanley & Co., Inc.	$2,816,000
	Banc of America Securities LLC	$2,736,000
	HSBC Securities (USA), Inc.	$2,004,000
	Goldman Sachs & Co.	$1,849,000
	Credit Suisse (USA), Inc.	$1,514,000
	USB Securities LLC	$1,014,000

Limited Maturity Bond Fund	Banc of America Securities LLC	$4,159,000
	JP Morgan Chase & Co., Inc.	$4,118,000
	Credit Suisse (USA), Inc.	$3,623,000
	Barclays Bank PLC	$2,631,000
	Morgan Stanley & Co., Inc.	$2,508,000
	HSBC Securities (USA), Inc.	$2,107,000
	Deutsche Bank Securities, Inc.	$1,639,000
	Goldman Sachs & Co.	$1,471,000
	USB Securities LLC	$1,104,000

Total Return Advantage Bond Fund	Credit Suisse (USA), Inc.	$3,599,000
	Banc of America Securities LLC	$2,720,000
	Morgan Stanley & Co., Inc.	$2,432,000
	JP Morgan Chase	$2,140,000
	Goldman Sachs & Co.	$1,289,000
	HSBC Securities (USA), Inc.	$1,224,000
	USB Securities LLC	$9,000

Ultra Short Bond Fund	Banc of America Securities LLC	$19,406,000
	JP Morgan Chase	$13,122,000
	Credit Suisse (USA), Inc.	$5,253,000
	Goldman Sachs & Co.	$5,228,000
	HSBC Securities (USA), Inc.	$4,998,000
	Barclays Bank PLC	$4,006,000
	Deutsche Bank Securities, Inc.	$3,971,000
	Morgan Stanley & Co., Inc.	$3,955,000

Government Money Market Fund	HSBC Securities (USA), Inc.	$78,000,000
	Deutsche Bank Securities, Inc.	$63,000,000
	USB Securities LLC	$62,776,000
	Goldman Sachs & Co.	$57,000,000
	Banc of America Securities LLC	$50,000,000
	RBS Securities, Inc.	$44,000,000

Money Market Fund	HSBC Securities (USA), Inc.	$98,382,000
	Deutsche Bank Securities, Inc.	$66,299,000
	UBS Securities LLC	$52,203,000
	Goldman Sachs & Co.	$48,000,000
	Banc of America Securities LLC	$44,977,000
	RBS Securities, Inc.	$34,000,000
	JP Morgan Chase & Co.	$18,991,000

The Target Date Funds are newly formed and thus they do not hold any securities of their regular broker-dealers as of the date of this SAI.

The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser’s affiliates.  In making investment decisions for the Funds, the Adviser’s personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Funds’ accounts are customers of the commercial departments of any of the Adviser’s affiliates.

Investment decisions for a Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser or Sub-Advisers.  Such other Funds, investment companies and accounts may also invest in the same securities as a Fund.  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser or Sub-Advisers believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.  In connection therewith, and to the extent permitted by law, and by the Advisory Agreement and the Sub-Advisory Agreements, the Adviser or Sub-Advisers may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, with offices at 500 College Road East, Princeton, NJ 08540 serves as the Independent Registered Public Accounting Firm for the Funds.  The independent registered public accounting firm provides services including (i) audits of the annual financial statements; and (ii) assistance and consultation in connection with SEC filings.  The financial highlights for the Funds included in the Prospectuses and the financial statements for the Funds contained in the Trust’s 2012 Annual Report, are incorporated by reference into this SAI and were audited by Deloitte & Touche LLP.

The Target Date Funds are newly formed and have not yet issued financial statements.

COUNSEL

Ropes & Gray LLP, with offices at 800 Boylston Street, Boston, Massachusetts 02199-3600, is counsel to the Trust.  Schiff Hardin, LLP with offices at 901 K Street, NW, Suite 700, Washington, DC  20001, is counsel to the Independent Trustees.  Greenberg Traurig, LLP, with offices at 1007 North Orange Street, Suite 1200, Wilmington, Delaware 19801, acts as special Delaware counsel for the Trust with respect to certain matters under Delaware law.

MISCELLANEOUS

The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

As used in this SAI, a “vote of the holders of a majority of the outstanding shares” of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Funds or such fund or (b) 67% or more of the shares of the Funds or such fund present at a meeting if more than 50% of the outstanding shares of the Funds or such fund are represented at the meeting in person or by proxy.

The assets belonging to a Fund include the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund.  In determining a Fund’s NAV, assets belonging to a Fund are charged with the liabilities with respect to that Fund.

Persons owning 25% or more of the outstanding shares of the Fund may be deemed to “control” (as that term is defined in the 1940 Act) the Fund.  Through the exercise of voting rights with respect to shares of a Fund, those persons may have the ability to control the outcome of matters requiring the approval of shareholders of a Fund.

PNC Investment Company, LLC,an affiliate of the Adviser (the “seed investor”), will make the initial investment in each of the Target Date Funds and will own all or substantially all of the shares of each Target Date Fund at the inception of each Target Date Fund’s operations and for a period of time thereafter.  The seed investor may be deemed to control each Target Date Fund and may have the ability to control the outcome of matters requiring the approval of shareholders of a Target Date Fund.  The seed investor may redeem its investments in the Target Date Funds at any time and may choose to vote the shares it holds on any matters brought to shareholders for a vote in the same proportion as other shareholders of the Target Date Funds vote their shares.

A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts, including funds or accounts advised or sponsored by the Adviser. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by a fund of funds could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of a Fund’s shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. In addition, a conflict of interest may exist for the Adviser when determining whether certain Funds will invest (or remain invested) in certain other Funds, for example, because the Adviser may receive a higher asset-based fee for managing a Fund that it does for managing other Funds. The Adviser may try to minimize these potential adverse effects, although there can be no assurance that such actions will be taken or successful. The Adviser generally seeks to act in each Fund’s best interests, but, in doing so, its investment decisions or other decisions may adversely affect other Funds.

As of September 1, 2012, the following persons owned of record, or are known by the Funds to own beneficially, 5 percent or more of any class of the outstanding shares of the Funds:

FUND NAME AND CLASS/ SHAREHOLDER	SHARES OUTSTANDING	PERCENTAGE

BALANCED ALLOCATION FUND CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC	54,949.741	5.7%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486

BALANCED ALLOCATION FUND CLASS C

NFS LLC FEBO	10,786.559	14.2%
FBO WALLACE N CHASE
INDIANAPOLIS IN 46236

PERSHING LLC	8,368.733	11.0%
JERSEY CITY NJ 07303-2052

NFS LLC FEBO	4,334.769	5.7%
NFS/FMTC IRA
FBO KAREN L GOINS-RYAN
BARGERSVILLE IN 46106

PERSHING LLC	4,177.196	5.5%
JERSEY CITY NJ 07303-2052

BALANCED ALLOCATION FUND CLASS I

SAXON & CO	3,268,740.360	75.2%
PHILADELPHIA PA 19182

SAXON & CO	842,507.254	19.4%
PHILADELPHIA PA 19182

BOND FUND CLASS C

LPL FINANCIAL	4,077.183	14.3%
SAN DIEGO CA 92121-1968

MSSB C/F	2,192.004	10.2%
JERRY N MASON
IRA STD/ROLLOVER
REDLANDS CA 92373-6786

NFS LLC FEBO	2,875.795	10.1%
NFS/FMTC IRA
FBO GINGER L COLLEY
ASHLEY OH 43003

NFS LLC FEBO	2,831.914	9.9%
NFS/FMTC IRA
FBO ROSS E HAGSTOZ
CINNAMINSON NJ 08077

UBS FINANCIAL SERVICES INC.	2,791.329	9.8%
FBO PATRICIAL MATTERA ROLLOVER IRA
GLEN ELLYN IL 60137-7388

RAYMOND JAMES & ASSOC INC	2,494.284	8.8%
FBO CARL L CULP & MARIE CULP JT/WROS
FORD CITY PA 16226

LPL FINANCIAL	2,287,662	8.1%
SAN DIEGO CA 92121-1968

BOND FUND CLASS I

SAXON & CO	7,233,815.425	43.6%
PHILADELPHIA PA 19182

SAXON & CO	6,491,804.521	39.2%
PHILADELPHIA PA 19182

MAX & CO	1,246,818.833	7.5%
MUTUAL FUND OPERATIONS
PITTSBURGH PA 15230

GOVERNMENT MONEY MARKET FUND CLASS A

PNC TREASURY MANAGEMENT CASH SWEEP	91,714,702.770	99.8%
FBO PNC CASH SWEEP CLIENTS
PITTSBURGH PA 15222-2722

GOVERNMENT MONEY MARKET FUND CLASS I

SAXON & CO	792,547,817.890	93.1%
PHILADELPHIA PA 19182-0001

PNC TREASURY MANAGEMENT CASH SWEEP	53,636,919.510	6.3%
FBO PNC CASH SWEEP CLIENTS
PITTSBURGH PA 15222-2722

GOVERNMENT MORTGAGE FUND CLASS A

NATIONWIDE TRUST COMPANY FSB	163,229.266	13.6%
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GOVERNMENT MORTGAGE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC	230,823.468	59.7%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486

GOVERNMENT MORTGAGE FUND CLASS I

SAXON & CO	5,530,061.175	55.2%
PHILADELPHIA PA 19182

SAXON & CO	1,467,153.819	14.6%
PHILADELPHIA PA 19182

SAXON & CO	1,077,190.915	10.7%
PHILADELPHIA PA 19182

SAXON & CO	724,614.567	7.2%
PHILADELPHIA PA 19182

HIGH YIELD BOND FUND CLASS A

NFS LLC FEBO	18,976.571	28.3%
GRETCHEN L HICKOK TTEE
GRETCHEN HICKOK TRUST
SOLON OH 44139

NFS LLC FEBO	15,439.507	23.1%
NFS/FMTC SEP IRA
FBO GORDON A JOHNSON
SAINT LOUIS MO 63110

NFS LLC FEBO	8,214.895	12.3%
NFS/FMTC IRA
FBO VERA M REID
WHITEHOUSE OH 43571

NFS LLC FEBO	6,186,906	9.2%
LEE H WEISBERGER TTEE
LEE H WEISBERGER DO LLC 401K
STEUBENVILLE OH 43952

NFS LLC FEBO	4,822.250	7.2%
NFS/SMTC IRA
FBO DORIS REYNOLDS-JOHNSON
SAINT LOUISMO 63110

FIRST CLEARING, LLC	3,438.475	5.1%
RONALD HAWLEY IRA
FCC AS CUSTODIAN
HUNTLEY IL 60142-7427

NFS LLC FEBO	3,395.967	5.1%
GORDON JOHNSON DORIS REYNOLDS JOHNSON TTEE
GORDON & DORIS JOHNSON TRUST
SAINT LOUIS MO 63110

HIGH YIELD BOND FUND CLASS I

SAXON & CO	653,503.201	48.9%
PHILADELPHIA PA 19182

PNC INVESTMENT GROUP	439,022.999	32.9%
WILMINGTON DE 19801

SAXON & CO	174,947.654	13.1%
PHILADELPHIA PA 19182

INTERMEDIATE BOND FUND CLASS A

CHARLES SCHWAB & CO. INC.	47,516.701	8.8%
SPECIAL CUSTODY ACCOUNT (FBO) CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104-4122

INTERMEDIATE BOND FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	53,576.970	46.3%

FIRST CLEARING, LLC SAINT LOUIS MO 63103	8,527.438	7.4%

INTERMEDIATE BOND FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	14,330,115.963	42.3%

SAXON & CO PHILADELPHIA PA 19182	9,966,066.236	29.4%

SAXON & CO PHILADELPHIA PA 19182	5,597,416.695	16.5%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS A

CAREN M PETERSON ROCKFORD IL 61107-1354	31,347.968	8.3%

NFS LLC FEBO GEETA ARORA TRUST NEW YORK NY 10010	28,753.923	7.6%

NFS LLC FEBO WILMA S FOLLMAN MUNDELEIN IL 60060	24,747,432	6.6%

NFS LLC FEBO MARY C WESTPHAL LIVING TRUST PEORIA IL 61614	24,137.778	6.4%

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONSVILLE FL 32246-6486	19,814.460	5.3%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	15,932.598	36.1%

UBS FINANCIAL SERVICES INC FBO ELLEN MOREHEAD GEN SKIP TR ELLEN MOREHEAD TTEE LOS ANGELES CA 90049-2323	4,953.244	11.2%

FIRST CLEARING LLC SAINT LOUIS MO 63103	3,487.899	7.9%

NFS LLC FEBO SHARYL B SCHULLER ORANGE CITY IA 51041	3,125.917	7.1%

FIRST CLEARING LLC SAINT LOUIS MO 63103	2,754.087	6.3%

UBS FINANCIAL SERVICES INC FBO LILLIAN F PICARD REV TR LILLIAN F PICKARD TTEE MILWAUKEE WI 53217-1917	2,681.207	6.1%

NFS LLC FEBO KATHRYN E GOERKE SOUTH DAYTONA FL 32119	2,485.004	5.6%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	11,734,656.034	86.7%

SAXON & CO PHILADELPHIA PA 19182	1,086,405.568	8.0%

INTERNATIONAL EQUITY FUND CLASS C

NFS LLC FEBO RICHARD H WETHERILL PEORIA IL 61615	4,491.098	18.0%

MERRILL LYNCH PIERCE FINNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	2,586.006	10.4%

ERIC C SEIBEL AND ERIKA F SEIBEL JTWROS MAHWAY NJ 07430-1104	1,791.716	7.2%

BNYM I S TRUST CO CUST ROLLOVER IRA JAMES LINTON MOUNT AIRY MD 21771	1,375.146	5.5%

INTERNATIONAL EQUITY FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	11,122,653.797	48.3%

SAXON & CO PHILADELPHIA PA 19182	6,087,182.568	26.4%

KEYBANK NA FBO CLE FDN-NCB-BAL CHAR MF CLEVELAND OH 44101-4871	2,221,706.999	9.7%

SAXON & CO PHILADELPHIA PA 19182	1,197,545.459	5.2%

LARGE CAP CORE EQUITY FUND CLASS C

BNYM I S TRUST CO CUST SEP IRA FBO STEPHEN M ANDRASSY PARMA HEIGHTS OH 44130-3001	3,926.249	30.1%

BNYM I S TRUST CO CUST IRA FBI DARYL H WILL OVIEDO FL 32765-8999	3,636.518	27.9

BNYM I S TRUST CO CUST IRA FBO JOY OVEREND ORLANDO FL 32810-3946	1,875.848	14.4%

BNYM I S TRUST CO CUST ROTH IRA FBO DOLORES M KRAFT N RIDGEVILLE OH 44039-3044	926.062	7.1%

LARGE CAP CORE EQUITY FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	1,043,731.857	65.6%

SAXON & CO PHILADELPHIA PA 19182	396,659.540	24.9%

LARGE CAP GROWTH FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	1,173,832.730	38.0%

SAXON & CO PHILADELPHIA PA 19182	1,084,489.519	35.2%

SEI PRIVATE TRUST COMPANY ATTN: MUTUAL FUNDS ADMINISTRATOR OAKS PA 19456	383,815.491	12.4%

SAXON & CO PHILADELPHIA PA 19182	279,768.412	9.07%

LARGE CAP GROWTH FUND CLASS C

BNYM I S TRUST CO CUST ROTH IRA FBO TARA L KUHN MORGANTON NC 28655-9622	1,786.327	12.8%

BNYM I S TRUST CO CUST IRA FBO WILLIAM J LEMMON NORTH CANTON OH 44720-3583	1,726.250	12.3%

PERSHING LLC JERSEY CITY NJ 07303-2052	1,711.526	12.2%

FIRST CLEARING LLC CREDIT SHELTER TRUST FBO RUTH KAZECK WINTER PARK FL 32790-3436	897.574	6.4%

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	772.382	5.5%

LARGE CAP VALUE FUND CLASS C

BNYM I S TRUST CO CUST ROTH IRA FBO NANCY R CRANE KIRKLAND WA 98034-4122	1,287.761	14.8%

ERIC C SEIBEL AND ERIKA F SEIBEL JTWROS MAHWAH NJ 07430-1104	1,277.631	14.7%

AMERICAN ENTERPRISE INV SVCS MINNEAPOLIS MN 55402	1,247.124	14.4%

BNYM I S TRUST CO CUST IRA FBO MAUREEN HUZINEC ERIE PA 16504-2534	895.267	10.3%

BNYM I S TRUST CO CUST ROLLOVER IRA MANFRED E BLUM OLMSTED FALLS OH 44138-1562	601.884	6.9%

HARRY D FREDERICH LEXINGTON KY 40505-2605	508.914	5.9%

LARGE CAP VALUE FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	3,037,191.890	42.1%

SAXON & CO PHILADELPHIA PA 19182	1,861,568.476	25.8%

SAXON & CO PHILADELPHIA PA 19182	1,128,710.880	15.7%

SEI PRIVATE TRUST COMPANY ATTN: MUTUAL FUNDS ADMINISTRATOR OAKS PA 19456	468,766.059	6.5%

SAXON & CO PHILADELPHIA PA 19182	384,037.613	5.3%

LIMITED MATURITY BOND FUND CLASS A

BNYM I S TRUST CO CUST ROLLOVER IRA ROBERT W TREVER EASTON MD 21601	87,706.178	20.4%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA 94104-4151	49,581.013	11.5%

LIMITED MATURITY BOND FUND CLASS C

PERSHING LLC JERSEY CITY NJ 07303-2052	24,476.454	11.7%

LIMITED MATURITY BOND FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	12,391,362.091	38.7%

SAXON & CO PHILADELPHIA PA 19182	9,850,785,259	30.8%

SAXON & CO PHILADELPHIA PA 19182	2,111,217.074	6.6%

MAC & CO MUTUAL FUND OPERATIONS PITTSBURGH PA 15230	1,758,425.174	5.5%

MARYLAND TAX-EXEMPT BOND CLASS A

NORMAN E SHIPLEY SR WILLIAM B DULANY POA HAMSTEAD MD 21074-3177	11,998.766	16.7%

BENJAMIN M TURNER EXEC ESTATE OF ELEANOR B TURNER III BEL AIR MD 21014-1900	11,730.154	16.4%

ROBERT S BERNDT C/O RICHARD O BERNDT BALTIMORE MD 21201	11,210.270	15.6%

NFS LLC FEBO MUTLU ATAGUN MEHTAP A AYGUN BALTIMORE MD 21210	9,022.193	12.6%

LPL FINANCIAL SAN DIEGO CA 92121-1968	4,508.566	6.3%

LPL FINANCIAL SAN DIEGO CA 92121-1968	4,445.822	6.2%

CHARLES C OTTERSTEDT JR BOWIE MD 20715-2940	4,363.410	6.1%

MARYLAND TAX-EXEMPT BOND CLASS C

PERSHING LLC JERSEY CITY NJ 07303-9998	399.623	77.7%

BNYM I S TRUST CO CUST ROLLOVER IRA MICHAEL J LESTER BALTIMORE MD 21223	113.488	22.0%

MARYLAND TAX-EXEMPT BOND CLASS I

SAXON & CO PHILADELPHIA PA 19182	5,281,121.222	83.5%

SAXON & CO PHILADELPHIA PA 19182	553,224.549	8.7%

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS C

NFS LLC FEBO RAIMONDS T ZIEMELIS MUSKEGON MI 49445	2,793.981	47.6%

PERSHING LLC JERSEY CITY NJ 07303-9998	2,405.721	41.0%

RAYMOND JAMES & ASSOC INC FBO RICHARD M CASPER & JENNIFER J CASPER JT/WROS CANTON MI 48187	570.113	9.7%

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	1,083,136.684	85.1%

SAXON & CO PHILADELPHIA PA 19182	100,551.701	7.9%

MID CAP VALUE FUND CLASS A

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029	82,247.412	10.0%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA 94104-4151	81,376.693	9.9%

MID CAP VALUE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	4,996.900	5.0%

MID CAP VALUE FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	1,112,796.465	51.2%

SAXON & CO PHILADELPHIA PA 19182	647,315.315	29.8%

MONEY MARKET FUND CLASS A

PNC TREASURY MANAGEMENT CASH SWEEP FBO PNC CASH SWEEP CLIENTS PITTSBURGH PA 15222-2722	123,514,114.410	42.1%

SAXON & CO PHILADELPHIA PA 19182-0001	82,526,888.940	28.1%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ 07311-4997	81,757,581.310	27.8%

MONEY MARKET FUND CLASS C

BNYM I S TRUST CO CUST IRA FBO RITA SUE MILLER WINTER PARK FL 32789-5736	41,943.240	54.5%

BNYM I S TRUST CO CUST ROTH IRA FBO STEPHEN A GORDON BROOKLINE MA 02446-4602	23,359.400	30.4%

BNYM I S TRUST CO CUST ROTH IRA FBO DENNIS KUHN MORGANTON NC 28655-9622	5,495.800	7.2%

BNYM I S TRUST CO CUST IRA FBO TARUN K JHAMB BOSTON MA 02134-1216	3,913.720	5.1%

MONEY MARKET FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	1,360,146,906.800	96.4%

MULTI-FACTOR SMALL CAP CORE FUND CLASS A

NFS LLC FEBO WILLARD R BRINEGAR CHAMPAIGN IL 61820	6,218.236	31.6%

NFS LLC FEBO NFS/FMTC IRA FBO MICHAEL R GRAHAM LIBERTYVILLE IL 60048	3,019.174	15.3%

NFS LLC FEBO	2,745.455	13.9%
BARBARA S RYDEN
COLUMBUS, OH 43202

NFS LLC FEBO	2,010.804	10.2%
DIANE S KRUTO
LISLE IL 60532

NFS LLC FEBO	1,220.689	6.2%
KATHLEEN M GRAHAM TTEE
KATHLEEN M GRAHAM LIVING TRUST
LIBERTYVILLE IL 60048

MULTI-FACTOR SMALL CAP CORE FUND CLASS I

SAXON & CO	1,394,060.017	99.3%
PHILADELPHIA PA 19182

MULTI-FACTOR SMALL CAP GROWTH CLASS C

BNYM I S TRUST CO CUST ROTH IRA FBO	1,284.414	12.4%
C DAVID MILLER
WINTER PARK FL 32789-5736

RAYMOND JAMES & ASSOC INC	1,040.199	10.1%
FBO CARL L CULP & MARIE CULP JT/WROS
FORD CITY PA 16226

NFS LLC FEBO	904.552	8.7%
TIMOTHY PRESBREY
AURORA IL 60505

BNYM I S TRUST CO CUST IRA FBO	677.213	6.5%
RITA SUE MILLER
WINTER PARK FL 32789-5736

BNYM I S TRUST CO CUST IRA FBO	656.443	6.3%
MICHELLE L SEEDHOUSE
LAKEWOOD OH 44107-5436

PERSHING LLC	605.979	5.9%
JERSEY CITY NJ 07303-9998

BNYM I S TRUST CO CUST ROTH IRA FBO	518.268	5.0%
RITA SUE MILLER
WINTER PARK FL 32789-5736

MULTI-FACTOR SMALL CAP GROWTH CLASS I

SAXON & CO	225,583.587	28.1%
PHILADELPHIA PA 19182

SAXON & CO	192,386.031	24.0%
PHILADELPHIA PA 19182

SAXON & CO	110,407.406	13.8%
PHILADELPHIA PA 19182

MULTI-FACTOR SMALL CAP VALUE FUND CLASS A

NATIONWIDE TRUST COMPANY FSB	222,610.426	21.2%
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

MULTI-FACTOR SMALL CAP VALUE FUND CLASS C

CHARLES SCHWAB & CO INC	7,183.581	7.9%
SPECIAL CUSTODY ACCT (FBO) CUSTOMERS
ATTN: MUTUAL FUNDS
SAN FRANCISCO CA 94104-4122

JOHN C BERGLUND	5,955.226	6.6%
BRENDA J BERGLUND JTWROS
PLYMOUTH MN 55446-0000

MULTI-FACTOR SMALL CAP VALUE FUND CLASS I

SAXON & CO	280,635,783	38.6%
PHILADELPHIA PA 19182

CHARLES SCHWAB & CO INC	129,986.450	17.9%
ATTN: MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
SAN FRANCISCO CA 94104-4151

SAXON & CO	114,551.487	15.7%
PHILADELPHIA PA 19182

SAXON & CO	104,528.933	14.4%
PHILADELPHIA PA 19182

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS A

NFS LLC FEBO	47,630.024	7.4%
ROBERT J FULOP
WIRE LAB COMPANY
CLEVELAND OH 44135

NFS LLC FEBO	33,674.290	5.3%
ANDREW D HARDING
BATH OH 44333

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS C

UBS FINANCIAL SERVICES INC FBO	19,870.940	33.4%
GILDA E COHEN TTEE
GILDA E COHEN TRUST
SHAKER HTS OH 44122-4012

UBS FINANCIAL SERVICES INC FBO	8,965.044	15.1%
STUART K HEINBACH TTEE
STUART K HEINBACH REV TR
FAIRLAWN OH 44333-3724

NFS LLC FEBO	7,019.142	11.8%
DOROTHY L ACKERS
ROBERT J HENDERSON
RUSHVILLE OH 43150

NFS LLC FEBO	5,909.982	9.9%
JOYCE E MATTHEWS
COLUMBUS OH 43235

NFS LLC FEBO	4,897.937	8.2%
ROSALIA H STOJOVIC
TOD BENEFICIARY ON FILE
CLEVELAND OH 44114

NFS LLC FEBO	3,667.569	6.2%
DENISE M SORACE DALE G BROOKS TTEE
THE BROOKS FAMILY IRREV TRST
INDEPENDENCE OH 44131

MERRILL LYNCH PIERCE FENNER & SMITH INC	3,041.194	5.1%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS I

SAXON & CO	5,973,859.126	84.7%
PHILADELPHIA PA 19182

SAXON & CO	595,340.587	8.4%
PHILADELPHIA PA 19182

OHIO MUNICIPAL MONEY MARKET FUND CLASS A

SAXON & CO	470,426.200	54.1%
PHILADELPHIA PA 19182-0001

NFS LLC FEBO	105,960.270	12.2%
STEPHEN SWEETNICH
BRECKSVILLE OH 44141

FIRST CLEARING, LLC	60,719.230	7.0%
SAINT LOUIS MO 63103

ELIZABETH FERRANTE	56,178,440	6.5%
STEVEN FERRANTE JTWROS
MAYFIELD HTS OH 44143-3339

STEVEN FERRANTE	54,175.290	6.2%
ELIZABETH A FERRANTE JTWROS
MAYFIELD HTS OH 44143-3339

NFS LLC FEBO	48,593.030	5.6%
MARK T LAIMBEER
SYLVANIA OH 43560

OHIO MUNICIPAL MONEY MARKET FUND CLASS I

SAXON & CO	144,072,288,590	95.7%
PHILADELPHIA PA 19182

OHIO MUNICIPAL MONEY MARKET FUND CLASS T

SAXON & CO	2,202,007.820	99.9%
PHILADELPHIA PA 19182

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND CLASS A

NFS LLC FEBO	149,596.7880	50.3%
TULIO ESTRADA
CLARA E ARISTIZABAL
GREENVILLE PA 16125

NFS LLC FEBO	36,837.463	12.4%
JOAN A WICKERHAM
SHARPSVILLE PA 16150

NFS LLC FEBO	31,234.118	10.5%
RONALD MOLINARI TTEE
MOLINARI REVOCABLE LIVING TRUST
SHARPSVILLE PA 16150

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND CLASS C

FIRST CLEARING LLC	19,587.231	21.1%
WILLIAM J HORVATH AND
PHOENIXVILLE PA 19460-1885

FIRST CLEARING LLC	19,024.834	20.5%
EDITH S MILLER
AUDUBON PA 19403

FIRST CLEARING LLC	14,602.923	15.7%
ANGELA C NIGRO
NORRISTOWN PA 19401-6524

FIRST CLEARING LLC	8,815.708	9.5%
ROBERT J WISNIEWSKI
TOD REGISTRATION
WAYNE PA 19087-2222

FIRST CLEARING LLC	8,432.205	9.1%
KATHLEEN W YEATER & ROBERT A YEATER JT WROS
YORK PA 17408

FIRST CLEARING LLC	5,976.097	6.4%
OLGA VOLPI
PAOLI PA 19301-1380

FIRST CLEARING LLC	4,918.455	5.3%
SAINT LOUIS MO 63103

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND CLASS I

SAXON & CO	1,899,235.445	72.1%
PHILADELPHIA PA 19182

SAXON & CO	534,053.589	20.3%
PHILADELPHIA PA 19182

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND CLASS A

REICH & TANG SERVICES INC	6,946,181.460	71.2%
FBO VARIOUS CUSTOMERS
ATTN: CHRIS GILL
NEW YORK NY 10018

SAXON & CO	1,592,150.460	16.3%
PHILADELPHIA PA 19182-0001

PNC TREASURY MANAGEMENT CASH SWEEP	1,184,132.810	12.1%
FBO PNC CASH SWEEP CLIENTS
ATTN: MICHAEL HOULIHAN
PITTSBURGH PA 15222-2722

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND CLASS I

SAXON & CO	53,542,100.840	97.9%
PHILADELPHIA PA 19182-0001

PENNSYLVANIA TAX EXEMPT MONEY MARKET CLASS T

SAXON & CO	888,739.540	99.9%
PHILADELPHIA PA 19182

SMALL CAP FUND CLASS A

CHARLES SCHWAB & CO INC	156,207.073	26.9%
ATTN: MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
SAN FRANCISCO CA 94104-4151

SMALL CAP FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC	15,381.915	19.2%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486

PERSHING LLC	6,691.120	8.3%
JERSEY CITY NJ 07303-9998

UBS FINANCIAL SERVICES INC FBO	4,016.064	5.0%
GEORGE F SCHRABECK
MARY J SCHRABECK TEN COMM
LA CROSSE WI 54601-2349

SMALL CAP FUND CLASS I

SAXON & CO	4,438,929.453	40.7%
PHILADELPHIA PA 19182-0001

SAXON & CO	4,039,990.325	37.0%
PHILADELPHIA PA 19182-0001

SAXON & CO	1,149,409.424	10.5%
PHILADELPHIA PA 19182-0001

S&P 500 INDEX FUND CLASS A

NATIONWIDE TRUST COMPANY FSB	1,245,250.524	62.2%
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

ORCHARD TRUST CO TTEE	117,936.056	5.9%
EMPLOYEE BENEFITS CLIENTS 401K
GREENWOOD VILLAGE CO 80111

S&P 500 INDEX FUND CLASS C

FIRST CLEARING LLC	11,742.606	7.4%
SAINT LOUIS MO 63103

UBS FINANCIAL SERVICES INC FBO	8,269.856	5.2%
JOSEPH BASILE
DR STUART ARNOLD JTWROS
MANHASSET NY 11030-4012

UBS FINANCIAL SERVICES INC FBO	8,184.236	5.2%
STUART ARNOLD ROLLOVER IRA
MANHASSET NY 11030-4012

S&P 500 INDEX FUND CLASS I

SAXON & CO	2,916,876.731	36.9%
PHILADELPHIA PA 19182-0001

SEI PRIVATE TRUST COMPANY	1,728,635.804	21.9%
ATTN: MUTUAL FUNDS ADMINISTRATOR
OAKS PA 19456

SAXON & CO	1,173,039.422	14.9%
PHILADELPHIA PA 19182-0001

NFS LLC FEBO	827,616.706	10.5%
HUNTINGTON NATIONAL BANK
COLUMBUS OH 43219-6010

SAXON & CO	753,452.531	9.5%
PHILADELPHIA PA 19182-0001

TAX-EXEMPT LIMITED MATURITY BOND CLASS A

PERSHING LLC	20,261.925	40.9%
JERSEY CITY NJ 07303-9998

NFS LLC FEBO	9,726.757	19.6%
JOAN H BRITT TTEE
THE JOAN HELEN HOLTZ REV TR AMD
ELLICOTT CITY MD 21042

NFS LLC FEBO	5,689.538	11.5%
NANCY V GARRETT CHARLES GARRETT JR,
S HEBBLE TTENANCY GARRETT TRUST
WESTMINSTER MD 21157

DAVID W BRINK AND JANE S BRINK JTWROS	3,888.164	7.8%
MONROVIA CA 91016-0000

JANNEY MONTGOMERY SCOTT LLC	3,878.992	7.8%
PETER CORDUA TTEE
PHILADELPHIA PA 19103-1675

DOROTHY PAINE GARDINER	2,823,083	5.67%
TUCSON AZ 85710

TAX-EXEMPT LIMITED MATURITY BOND CLASS C

NAN M NEWMAN	801.615	99.9%
LAUREL MD 20707

TAX-EXEMPT LIMITED MATURITY BOND FUND CLASS I

SAXON & CO	10,174,470.008	73.3%
PHILADELPHIA PA 19182

SAXON & CO	1,628,354.714	11.7%
PHILADELPHIA PA 19182

SAXON & CO	1,477,745.765	10.6%
PHILADELPHIA PA 19182

TAX EXEMPT MONEY MARKET FUND CLASS A

NATIONAL FINANCIAL SERVICES LLC	21,514,901.440	59.6%
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
JERSEY CITY NJ 07311-4997

SAXON & CO	14,379,021.980	39.8%
PHILADELPHIA PA 19182-0001

TAX EXEMPT MONEY MARKET FUND CLASS I

SAXON & CO	442,224,081.170	82.2%
PHILADELPHIA PA 19182-001

PNC TREASURY MANAGEMENT CASH SWEEP	58,882,133.660	10.9%
FBO PNC CASH SWEEP CLIENTS
ATTN: MICHAEL HOULIHAN
PITTSBURGH PA 15222-2722

PNC CAPITAL MARKETS LLC	34,058,749.860	6.3%
PITTSBURGH PA 15222-2707

TAX EXEMPT MONEY MARKET FUND CLASS T

SAXON & CO	131,357,196.240	100%
PHILADELPHIA PA 19182

TOTAL RETURN ADVANTAGE FUND CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC	78,993.588	14.5%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486

NFS LLC FEBO	41,204.051	7.5%
NFS/FMTC IRA
FBO MARGARET L KENNEY
BETHEL PARK PA 15102

TOTAL RETURN ADVANTAGE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC	38,827.617	62.6%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486

TOTAL RETURN ADVANTAGE FUND CLASS I

SAXON & CO	14,498,624.802	61.8%
PHILADELPHIA PA 19182

SAXON & CO	5,192,392.310	22.1%
PHILADELPHIA PA 19182

SAXON & CO	2,586,442.762	11.0%
PHILADELPHIA PA 19182

TREASURY MONEY MARKET FUND CLASS A

PNC TREASURY MANAGEMENT CASH SWEEP	86,432,010.030	95.0%
FBO PNC CASH SWEEP CLIENTS
ATTN: MICHAEL HOULIHAN
PITTSBURGH PA 15222-2722

TREASURY MONEY MARKET FUND CLASS I

SAXON & CO	207,710,611.990	86.8%
PHILADELPHIA PA 19182-0001

PNC TREASURY MANAGEMENT CASH SWEEP	29,225,284.040	12.2%
FBO PNC CASH SWEEP CLIENTS
ATTN: MICHAEL HOULIHAN
PITTSBURGH PA 15222-2722

ULTRA SHORT BOND CLASS A

PERSHING LLC	52,383,965	10.7%
JERSEY CITY NJ 07303-9998

ULTRA SHORT BOND CLASS I

SAXON & CO	12,870,101.142	29.7%
PHILADELPHIA PA 19182

SAXON & CO	9,337,969.044	21.6%
PHILADELPHIA PA 19182

SAXON & CO	6,535,876.489	15.1%
PHILADELPHIA PA 19182

MERRILL LYNCH PIERCE FENNER & SMITH INC	4,433,733.461	10.2%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486

SAXON & CO	2,220,195.713	5.1%
PHILADELPHIA PA 19182

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — The obligor’s capacity to meet its financial commitment on the obligation is satisfactory.  Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

“A-3” — Obligor has adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — An obligation is regarded as vulnerable and having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — Obligations are in payment default.  This rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default for an entity, or the default of a specific short-term obligation.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” -  Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from R-1 (high) by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality.  The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated R-4 is speculative.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated R-5 is highly speculative.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” — A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstances may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligor rated “AAA” has extremely strong capacity to meet its financial commitments.  “AAA” is the highest issuer credit rating assigned by Standard & Poor’s.

“AA” — An obligor rated “AA” has very strong capacity to meet its financial commitments.  It differs from the highest-rated obligors only to a small degree.

“A” — An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

“BBB” — An obligor rated “BBB” has adequate capacity to meet its financial commitments.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligations rated “BB,” “B,” “CCC”, and “CC” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “CC” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors.  However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“B” — An obligor rated “B” is more vulnerable than the obligor rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitments.  Adverse business, financial, or economic conditions will likely impair the obligator’s capacity or willingness to meet its financial commitments.

“CCC” — An obligor rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

“CC” — An obligor rated “CC” is currently highly vulnerable.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“SD” and “D” — An obligor rated ‘SD’ (selective default) or ‘D’ is in payment default on one or more of its financial obligations (rated or unrated) unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on a financial obligation are jeopardized. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“NR” — An issuer designated “NR” is not rated.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC,” “CC” and “C” — A “CCC” rating indicates substantial credit risk, with default a real possibility.  A “CC” rating indicates very high levels of credit risk.  Default of some kind appears probable.  “C” ratings signal exceptionally high levels of credit risk.  Default is imminent or inevitable, or the issuer is in standstill.

“D” — indicates an issuer that in Fitch ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable.  This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.  Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” category or to categories below “B”.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.   The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is defined to be speculative and non-investment grade.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is highly speculative.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, CC” and “C” — Long-term debt rated in any of these categories is very highly speculative.  In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place is considered inevitable may be rated in the “C” category.

“D” — A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

(“high”, “low”) — Each rating category is denoted by the subcategories “high” and “low”.  The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category.  The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.  The following considerations will be used in making that assessment:

•                  Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels —

“MIG 1” through “MIG 3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.  The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a statement of fact or recommendation to purchase, sell, or hold a financial obligation or make any investment decisions.  Nor is it a comment regarding an issue’s market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B

DESCRIPTION OF FUTURES CONTRACTS

Each Equity Fund, Target Date Fund and Fixed Income Fund (the “Funds”) may enter into certain futures transactions and options for hedging purposes or, as described in the Statement of Additional Information (“SAI”), to seek to increase total return. Some of the typical terms of such transactions are described in this Appendix.  The following is not intended as an exhaustive description of futures contracts and the terms of certain transactions may differ significantly from the below.

Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts.  Bond prices are established in both the cash market and the futures market.  In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade.  In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date.  Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.  Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation.  As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved through using futures contracts.

Description of Interest Rate Futures Contracts.  An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price.  A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price.  The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date.  The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities.  Closing out a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date.  If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain.  If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss.  Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange.  These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”).  The Fund would deal only in standardized contracts on recognized exchanges.  Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.  Interest rate futures also may be traded on electronic trading facilities or over-the-counter.  These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper.  The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Example of Futures Contract Sale.  The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices.  Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds (“Treasury bonds”).  The Adviser (or Sub-Advisers) wants to fix the current market value of this Fund security until some point in the future. Assume the Fund security has a market value of 100, and the Adviser (or Sub-Advisers) believes that because of an anticipated rise in interest rates, the value will decline to 95.  The Fund might enter into futures contract sales of Treasury bonds for a equivalent of 98.  If the market value of the Fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

In that case, the five point loss in the market value of the Fund security would be offset by the five point gain realized by closing out the futures contract sale.  Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

The Adviser (or Sub-Advisers) could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98.  In this case, the market value of the Fund securities, including the Fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by an offsetting transaction prior to the settlement date).  In each transaction, transaction expenses would also be incurred.

Example of Futures Contract Purchase.  The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds.  The Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds.  The Adviser (or Sub-Advisers) wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond.  Assume the long-term bond has a market price of 100, and the Adviser (or Sub-Advisers) believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9½%) in four months.  The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98.  At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100.  Assume these short-term securities are yielding 15%.  If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103.  In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

The Adviser (or Sub-Advisers) could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98.  If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds.  The market price of available long-term bonds would have decreased.  The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds.  The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds.  The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.  In each transaction, expenses would also be incurred.

Index and Security Futures Contracts

General.  A bond or stock index assigns relative values to the bonds or stocks included in the index and fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 Index or the New York Stock Exchange Composite Index.  In contrast, certain futures contracts relate to narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks.  Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indexes (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”).

Some index and security futures contracts are traded on organized exchanges regulated by the CFTC.  These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF.  Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.  Futures contracts also may be traded on electronic trading facilities or over-the-counter.  These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

The Fund may sell index futures and security futures contracts to seek to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline.  The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the particular securities to be sold.  Conversely, the Fund may purchase index futures and security futures contracts in anticipation of purchases of securities.

In addition, the Fund may utilize index futures and security futures contracts in anticipation of changes in the composition of its fund holdings.  For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group.  A long futures position may be terminated without a corresponding purchase of securities. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

As described in the SAI, a Fund may use index and securities futures for non-hedging (speculative) purposes to increase total return.  A Fund may not use interest rate futures for non-hedging (speculative) purposes to increase total return.

Margin Payments

Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract.  Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, which is generally 5% of the face amount of the futures contract.  The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.  Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied.  Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market.  For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value.  Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.  At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Fund, even if the futures are used for hedging (non-speculative) purposes.  One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge.  The price of the future may move more than or less than the price of the instruments being hedged.  If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all.  If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures.  If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures that will not be completely offset by movements in the price of the instruments that are the subject of the hedge.  To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser (or Sub-Advisers).  Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser (or Sub-Advisers).

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets.  Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.  Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser (or Sub-Advisers) may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on a board of trade or other trading facility which provides a secondary market for such futures.  Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time.  In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.  However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated.  In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.  However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.  Prices have in the past exceeded the daily limit on a number of consecutive trading days.  The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Adviser’s (or Sub-Advisers’) ability to predict correctly movements in the direction of the market.  For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market.  The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

The Fund may purchase and write options on the futures contracts described above.  A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option.  Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.  The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.  Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

Other Matters

Accounting for futures contracts will be in accordance with generally accepted accounting principles.

APPENDIX C

PNC Capital Advisors, LLC

SECTION 407:  PROXY VOTING POLICY AND PROCEDURES

The purpose of these proxy voting policy and procedures is to ensure that PNC Capital Advisors, LLC (“PCA”) fulfills its responsibility to clients in connection with the voting of proxies. PCA views the voting of proxies as an integral part of its investment management responsibility. The general principle of this Proxy Voting Policy is to vote any beneficial interest in securities prudently and solely in the best long-term economic interest of the advisory clients and their beneficiaries considering all relevant factors, and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

New Account Procedures

When the client has delegated proxy-voting authority to PCA under the investment agreement (or other written agreement), PCA will vote such proxies in accordance with this Proxy Voting Policy. In the event the client makes a written request that PCA vote in accordance with such client’s proxy voting policy and provides this proxy voting policy to PCA, PCA will vote as instructed. In the event a contract is silent on the matter, PCA should get written confirmation from such client as to its preference, where possible. PCA will assume proxy voting responsibilities in those situations where the contract is silent and the client has provided no further instructions as to its preferences.

Proxy Handling Procedures

With respect to proxies for which PCA has authority to vote, such votes will be determined by a proxy voting committee (the “Committee”). The Committee will meet periodically to discuss the proxy votes for upcoming shareholders meetings. So long as a majority of the voting members are present, such meetings may take place in person and/or via telephone conference call. Notice given shall be reasonable under the circumstances. The Committee may also determine proxy votes by written consent of a quorum of voting members. The Committee Chair does not have to be part of the voting quorum.

The Committee will appoint one or more Proxy Administrators to assist in the administration of proxy material and record the minutes of the Committee meeting. PCA is authorized to engage the services of a proxy voting service (the “Service”) to assist the Committee in the voting, research, and record-keeping associated with its proxy voting responsibilities.

The Committee delegates to the Proxy Administrators the duty to review the proxy issues and the Service’s recommendations with respect to such issues. “Routine Matters” are those issues in the proxy statement that are addressed in the proxy voting guidelines attached hereto as Exhibit A (the “Guidelines”) with a specific recommendation as to how to vote (e.g., “for”, “against” or “case by case in line with Risk Metrics recommendation”). “Refer Items” are those issues in the proxy statement for which the Guidelines are silent, or for where the Guidelines state that the item is to be decided on a case-by-case basis by the Committee.

The Proxy Administrators are responsible for reviewing each “refer” proxy issue prior to the Committee’s monthly meeting. The Proxy Administrators are also responsible for ensuring that all proxies for which the Committee has authority to vote are voted, and that such votes were cast in accordance with the Committee’s instructions.

In the event that a PCA Portfolio Manager wishes to have a proxy item voted in a certain matter, differently than called for under PCA’s then current Guidelines, the issue will be directed to the Committee for review and final determination. For Routine Matters, if the Committee determines that a vote should be cast that is different than that recommended by the Guidelines, then this item will be documented in the Committee minutes and if the asset is held in a PNC Fund, the issue will be reported to the Board of Trustees of the PNC Funds (the “Funds”), at its next regular board meeting.

(1) Authority to Vote Proxies

The Committee adopts the Guidelines for the separately managed accounts, attached hereto as Exhibit A, and the Board of Trustees of the Funds determines whether to adopt such Guidelines for the Funds.  The Committee then authorizes the Service to act as its voting agent. As a general matter, the Committee will instruct the Service to vote all Routine Matters in accordance with the Guidelines. Refer Items will be voted in accordance with the instructions of the Committee. The Committee will decide Refer Items by majority vote of the Committee members, but only in the event a quorum is obtained. The Committee reserves the right, in all circumstances, not to vote in accordance with such Guidelines if the Committee determines that the vote recommended and/or cast is not in the best interests of the clients. The Committee remains solely responsible for determining how to vote each proxy.

In the event that PCA has agreed in writing to vote proxies on behalf of a client in accordance with the client’s proxy voting guidelines, the client guidelines will be followed.

The Committee will document the rationale for its vote in its minutes for all Refer Items. The Proxy Administrators will maintain a record of the proxy voting decisions made by the Committee.

For Refer Items, the Committee will determine how to vote such proxy by considering a number of factors, including, but not limited to:

• Publicly available information

• Research and recommendation provided by the Service

• Industry practices

• Any special circumstances relating to the company

• Advice from portfolio managers or investment professionals

• Advice from legal counsel

• Market conditions

• Industry trends

Ultimately, any such decision must be made based on a determination that the vote being cast will be in the best interests of the issuer’s shareholders. In the event that the cost of voting certain proxy issues outweighs the benefits, the Committee is not required to vote such proxies. Such situations include, but are not limited to, the following:

• the proxy is written in a language other than English and no translation has been provided;

• the proxy requires overseas travel in order to vote; or

• securities on loan must be recalled in order to vote and either the vote relates to a routine matter or the amount of securities on loan are de minimis when compared to the company’s total outstanding shares.

(2) Conflicts of Interest

A conflict of interest occurs when the interests of PCA, its affiliates and the interests of their employees, officers and directors, interfere in any way with the interests of their clients. The Committee seeks to avoid all situations that might lead to a real or apparent material conflict between (i) the interests of PCA, its affiliates and the interest of their employees, officers and directors; and (ii) the Committee’s proxy voting responsibilities. Any position or interest, financial or otherwise, which could materially conflict with PCA, including Committee members, responsibilities to vote proxies, or which affects or could reasonably be expected to affect the Committee’s independence or judgment concerning how to vote proxies that the Committee has the discretion to vote, would be considered a conflict of interest. PCA and the Committee members have a responsibility to avoid material conflicts of interest, or the appearance of any conflicts of interest. This policy and procedure are meant to prevent material conflicts of interests from affecting the manner in which the Committee votes proxies.  Materiality: When determining whether a conflict is material, the Committee may take into account financial considerations. For example, when the Committee is asked to vote on an issue with respect to a publicly-traded company for which an affiliate of PCA provides services, the affiliate’s relationship may be considered material if the revenue generated by such relationship exceeds 1% of that affiliate’s annual revenue.

Identification of Conflicts of Interest: Proxies required to be voted with respect to PCA’s publicly-traded affiliates shall be voted in accordance with the Guidelines with respect to all Routine Matters. With respect to PCA’s investment company clients, conflicts may arise involving the investment adviser. In such cases PCA will follow the Guidelines described herein, including the procedures for handling conflicts of interest.

In the event that the Committee as a whole determines that it may have a material conflict of interest with respect to a Refer Item, the Committee may vote such matter in accordance with the recommendation of the Service.

Any attempt by any employee, officer, or director of PCA or its affiliates to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action shall be considered a breach of PCA Code of Ethics and shall be reported by the Committee to The PNC Financial Services Group, Inc. Corporate Ethics Office.

In the event that a Committee member has a conflict of interest that would impair his or her independence or judgment in deciding how to vote, such member should recuse himself or herself from the Committee’s consideration of a particular proxy issue. The Committee may also exclude a Committee member from voting on a particular issue or issues if the Committee determines that the member has or may have a conflict of interest that would affect his or her ability to vote the proxy in the best interests of the client. Such exclusion may only take place if two-thirds of the Committee members present at such meeting, except the one for whom exclusion is being requested, agree to exclude such member.

The Committee may determine, in its discretion, whether additional action is necessary to determine whether Committee members may have conflicts of interests that would affect their ability to vote proxies in the best interest of the clients. The Committee may also take action it deems necessary to determine whether there is a real or apparent material conflict between (i) the interests of PCA, its affiliates and the interest of their employees, officers and directors; and (ii) the Committee’s proxy-voting responsibilities. This may include requesting that employees and officers of PCA and its affiliated entities answer questions designed to elicit whether a material conflict of interest may exist.

(3) Review of Policy

This policy shall be reviewed, updated and approved by the Committee on an annual basis to ensure that it remains in compliance with PCA’s fiduciary responsibilities, and the rules and regulations of the Securities and Exchange Commission.

(4) Procedure for Verifying Independence of Proxy Voting Service

1.  The Committee shall annually review the services provided by the Service and any other proxy voting and recording service providers (“proxy service providers”) retained by PCA.  The Committee shall conduct such review with a view to determining whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of PCA’s clients.  Among the actions which the Committee may undertake in making such an assessment are:

a.  Review of a proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;

b.  Review of a proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and,

c.  Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

On an annual basis, the Proxy Voting Administrators shall request from the proxy voting service engaged by PCA (the “Service”) the following items:

•                  A copy of the Service’s written policies and procedures in place to guard against any conflicts of interest;

•                  A copy of the SAS 70(1) prepared by an independent public accounting firm regarding the Service.

In cases where the Committee has concerns that a proxy service provider’s relationship with an issuer may engender conflicts of interests with respect to the proxy voting recommendations made by the proxy service provider, the Committee may request from the proxy service provider information concerning the proxy service provider’s relationship with the issuer.

1.                                       (5) Recordkeeping

PCA shall retain records relating to the voting of proxies, including:

a.  A copy of this Proxy Voting Policy and Procedures.

b.  A copy of each proxy statement received by PCA regarding portfolio securities in PCA client accounts.

c.  A record of each vote cast by PCA on behalf of a client.

d.  A copy of each written client request for information on how PCA voted proxies on behalf of the client account, and

e.  A copy of any written response by PCA to the client account.

f.  All minutes of the Committee setting forth the basis for any proxy voting decision, and any other documents prepared on behalf of the Committee material to a proxy voting decision.

PCA shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies of proxy statements.  PCA shall also maintain at the Service Provider records of proxy votes cast on behalf of PCA’s clients provided that the Service Provider can provide a copy of the documents promptly upon request.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of PCA.

(1)  A SAS 70 examination signifies that a service organization has had its controls and security procedures objectives and control activities examined by an independent accounting and auditing firm.

Exhibit A

PNC Capital Advisors, LLC

Summary Proxy Voting Guidelines

 November 15, 2010

Amended February 2, 2011

Amended February 22, 2012(2)

Amended May 14, 2012

Amended June 4, 2012

Amended September 11, 2012

1.         OPERATIONAL ISSUES

The Committee recommends voting FOR matters such as the following, as long as the Committee considers the proposals to be reasonable by industry standards and not for the purpose of management entrenchment:

•                  Election of Directors in a non-contested election

•                  Ratifying Auditors

•                  Company name changes

•                  Stock splits

•                  Changing annual meeting date or location

•                  Changing state of incorporation

•                  Changing bylaws or charter that are of a housekeeping nature (updates or corrections)

•                  Allowing shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible

The Committee recommends generally voting AGAINST matters such as the following:

•                  Reducing quorum requirements for shareholder meetings below a majority of the shares outstanding absent a compelling reason.

•                  Shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable

•                  Approving “other business” when it appears as voting item, when no further details are provided

The Committee recommends generally voting on a CASE-BY-CASE BASIS(3) matters such as the following;

•                  Increasing or decreasing amounts of authorized stock

•                  Changing terms of authorized stock

•                  Changing size of board

2.         BOARD OF DIRECTORS

Voting, Board Composition and Control Issues

The Committee favors the following resolutions, as long as the proposal is reasonable by industry standards, that: (i) improve shareholder democracy; (ii) reduce the likelihood of management entrenchment or conflict-of-interest; or (iii) are likely to make management more responsive to the concerns of institutional shareholders. Therefore:

(2)  Policy changes implemented at ISS March 7, 2012.

(3)  “CASE-BY-CASE BASIS” voting correlates to PCA votes on a case-by-case basis in line with ISS recommendation.

The Committee recommends a vote FOR:

•                  Confidential voting

•                  Independent Audit Committees

•                  Independent Nominating Committees

•                  Independent Compensation Committees

•                  Requiring information on proponents of shareholder resolutions

•                  Fixing the board size or designating a range for the board size

•                  Repealing classified boards and electing all directors annually

•                  Reduction of the par value of common stock

•                  Implementing a reverse stock split when the number of authorized shares will be proportionately reduced

•                  Implementing a reverse stock split to avoid delisting

•                  Instituting open-market share repurchase plans in which all shareholders may participate on equal terms

•                  Increasing the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as considered reasonable in the opinion of the Committee

•                  Shareholder proposals asking that any future poison pill be put to a shareholder vote.*

•                  Proposals to lower supermajority voting requirements.

•                  Management proposals requiring a majority for election of directors**.

*Management proposals to ratify a poison pill should be considered by the Committee on a case-by-case basis.

**Shareholder proposals requiring a majority for election of directors should be considered by the Committee on a case-by-case basis.

The Committee recommends voting FOR Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision making Targeted share placements (Placing blocks of securities with friendly third parties).

The Committee recommends a vote AGAINST:

•                  Classifying the board

•                  Proposals requiring supermajority voting

•                  Proposals to eliminate cumulative voting*

•

•                  Repricing of “underwater” options

•                  Shareholder proposals to impose a mandatory retirement age for outside directors

•                  “Fair Price” provisions requiring greater than a majority vote of all shares.

* The Committee should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

The Committee recommends a vote on a CASE-BY-CASE-BASIS:

•                  Creation of “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•                  Creation of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

•                  Creation of a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholders and (ii) it is not designed to preserve the voting power of an insider or significant shareholder

•                  Creation of Blank check preferred stock

•                  Preemptive rights

•                  Proposals giving shareholders the right to call special meetings

•                  Age or term limits for directors

•                  Proposals to separate the Chairman and CEO positions

•                  Greenmail

•                  Limiting shareholders’ right to act by written consent

•                  Proposals for the same person to hold both Chairman and CEO positions

•                  Required representation of specific gender, race, or interest groups on board

•                  Election of censors (primarily noted in French companies)(4)

•                  Election of statutory auditors (primarily noted in Japanese companies) (3)

With respect to specific issues relating to director and officer indemnification and liability protection, the Committee recommends voting as follows:

The Committee recommends voting FOR:

•                  Restoring shareholder ability to remove directors with or without cause.

•                  Permitting shareholders to elect directors to fill board vacancies.

•                  Requiring that a majority or more of directors be independent.

The Committee recommends voting AGAINST:

•                  Eliminating entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•                  Shareholder proposals requiring two candidates per board seat.

•                  Allowing only continuing directors may elect replacements to fill board vacancies.

•                  Proposals that directors may be removed only for cause.

•                  Shareholder proposals to limit the tenure of outside directors.

•                  Mandating a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board

Proxy Contests

The election of directors in a contested election will be a REFER item sent to the Committee to evaluate on a case by case basis.

Succession Planning

Proposals seeking disclosure on a CEO succession planning policy will be voted IN LINE WITH MANAGEMENT(5).

Establish Other Board Committee

Shareholder proposals to establish a new board committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

(4)  Policy changes implemented at ISS June 4, 2012.

(5)  Policy changes implemented at ISS September 12, 2012.

Exclusive Venue

Management proposals designating an exclusive venue for adjudicating legal matters will be a REFER item sent to the Committee to evaluate on a case by case basis.

3.         MERGERS AND CORPORATE RESTRUCTURINGS

Appraisal Rights

The Committee recommends voting FOR proposals to restore, or provide shareholders with, rights of appraisal.

Golden Parachutes

The Committee recommends voting on a CASE BY CASE BASIS proposals to approve the company’s golden parachute compensation in an acquisition, merger, consolidation, or proposed sale.

Mergers & Acquisitions

The Committee will have each merger and acquisition sent to the Committee as a REFER item.

Reorganization / Restructuring Plan

Proposals to common shareholders on bankruptcy plans of reorganization will be sent to the Committee as a REFER item.

Asset Sales

Asset Sales will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

Spin Offs

Spin Offs will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

Scheme of Arrangement

Scheme of Arrangements will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

Related-Party Transactions (“RPTs”)

Shareholder approval of Related-Party Transactions (“RPTs”) will be a REFER item sent to the Committee to evaluate on a case by case basis. (3)

Adjourn Meeting

The Committee recommends voting on a CASE BY CASE BASIS proposals to adjourn a meeting.(4)

4.         STATE OF INCORPORATION

Control Share Acquisition Provisions

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

Control Share Cashout Provisions

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

Disgorgement Provisions

The Committee recommends voting FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Generally, the Committee recommends voting CASE BY CASE fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

The Committee recommends voting FOR proposals to opt out of state freezeout provisions.

Stakeholder Provisions

The Committee recommends voting AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

5.         EXECUTIVE AND DIRECTOR COMPENSATION

The Committee generally favors compensation programs that relate management compensation to long-term performance.

As long as the Committee considers them to be reasonable by industry standards and have been approved by a compensation committee composed of independent directors, the Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation on:

•                  Stock option plans

•                  Restricted stock bonus plans

•                  Director stock ownership proposals

•                  Executive compensation proposals

The Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation, Management Say on Pay.

Say-On-Pay Frequency Vote

The Committee recommends voting FOR annual advisory votes on compensation.

Claw-back Provision (Compensation Recovery Policies)

The Committee generally favors voting on a CASE-BY-CASE BASIS shareholder proposals requesting adoption of policy that seeks to recoup bonuses/awards in the event of a significant negative restatement of financial results. The Committee recommends considering, on a case-by-case basis, such shareholder proposals if the company has a history of negative material restatements and/or if the company has already adopted a formal claw-back policy.

Stock Plans in Lieu of Cash

The Committee recommends voting FOR plans which provide a dollar-for-dollar cash for stock exchange.

Director Retirement Plans

The Committee recommends voting AGAINST retirement plans for nonemployee directors.

The Committee recommends voting FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Employee Stock Purchase Plans

The Committee recommends voting FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value

•                  Offering period is 27 months or less, and

•                  Potential voting power dilution (VPD) is ten percent or less.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

The Committee recommends voting FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

The Committee recommends voting FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

The Committee will generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

The Committee recommends voting FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

The Committee recommends voting FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

The Committee recommends voting AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

The Committee recommends voting AGAINST shareholder proposals requiring director fees be paid in stock only.

The Committee recommends voting FOR shareholder proposals to put option repricings to a shareholder vote.

The Committee recommends voting FOR shareholder proposals that require management to adopt an advisory vote of shareholders for compensation practices.

The Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation, Shareholder Say on Pay.(6)

Golden Coffins / Executive Death Benefits

The Committee recommends voting on a CASE-BY-CASE BASIS proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation.

Hold Equity Past Retirement or for a Significant Period of Time

The Committee recommends voting on a CASE-BY-CASE BASIS shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans.

Supplemental Executive Retirement Plans (SERPs)

Shareholder proposals requesting extraordinary benefits contained in SERP agreements are put to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans will be a REFER item sent to the Committee to evaluate on a case by case basis.

Shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan will be a REFER item sent to the Committee to evaluate on a case by case basis.

Tax Gross-Up Proposals

Proposals that seek to adopt a policy of not providing tax gross-up payments to executives will be a REFER item sent to the Committee to evaluate on a case by case basis.

(6)  Shareholder Say on Pay implemented at ISS on May 14, 2012.

Elimination of Acceleration of Equity

The Committee recommends voting on a CASE-BY-CASE BASIS shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity.

Golden and Tin Parachutes

The Committee recommends voting on a CASE-BY-CASE BASIS executive severance agreements (golden parachutes) triggered by a change in control if the following conditions are met: the benefit does not exceed relevant IRS guidelines, which are currently an amount equal to three times an executive’s annual compensation (salary and bonus), and the benefit has been approved by the company’s compensation committee.

6.         SOCIAL AND ENVIRONMENTAL ISSUES

Consumer Issues and Public Safety

As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further specific social policies by:

•                  Requiring reports that go beyond standard industry practice.

•                  Restricting the company’s ability to do business in any location or with any particular group.

•                  Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

7.         ENVIRONMENTAL AND ENERGY

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•                  The company’s level of disclosure lags that of its competitors, or

•                  The company has a poor environmental track record, such as violations of federal and state regulations.

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s hydraulic fracturing operations.

Recycling

Generally vote FOR proposals to report on an existing recycling program.

Proposals requesting the adoption of recycling programs will be a REFER item sent to the Committee to evaluate on a case by case basis.

8.         GENERAL CORPORATE ISSUES

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                  The company is in compliance with laws governing corporate political activities, and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

The Committee recommends voting AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws have reporting requirements.

The Committee recommends voting AGAINST proposals disallowing the company from making political contributions.

The Committee recommends voting AGAINST proposals restricting the company from making charitable contributions.

The Committee recommends voting AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company

The Committee recommends voting AGAINST proposals to improve the disclosure of a company’s political contributions and trade association spending.

Lobbying

The Committee recommends voting AGAINST proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities.

9.         LABOR STANDARDS AND HUMAN RIGHTS

China Principles

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to implement the China Principles unless:

•                  There are serious controversies surrounding the company’s China operations, and

•                  The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

10.  MILITARY BUSINESS

Foreign Military Sales/Offsets

The Committee recommends voting AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear Weapons

The Committee recommends voting AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

11.  WORKPLACE DIVERSITY

Board Diversity

The Committee recommends voting on a CASE-BY-CASE BASIS reports on the company’s efforts to diversify the board, unless:

•                  The board composition is reasonably inclusive in relation to companies of similar size and business or

•                  The board already reports on its nominating procedures and diversity initiatives.

Equal Employment Opportunity (EEO)

The Committee recommends voting on a CASE-BY-CASE BASIS reports outlining the company’s affirmative action initiatives unless all of the following apply:

•                  The company has well-documented equal opportunity programs

•                  The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•                  The company has no recent EEO-related violations or litigation.

The Committee recommends voting on a CASE-BY-CASE BASIS proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

The Committee recommends voting on a CASE-BY-CASE BASIS reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•                  The composition of senior management and the board is fairly inclusive

•                  The company has well-documented programs addressing diversity initiatives and leadership development

•                  The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•                  The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

12.  MUTUAL FUND PROXIES

Approve New Classes or Series of Shares

The Committee recommends voting FOR the establishment of new classes or series of shares.

Change Fundamental Investment Objective to Nonfundamental

The Committee recommends voting AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

The Committee recommends voting AGAINST any of the following changes:

•                  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•                  Removal of shareholder approval requirement for amendments to the new declaration of trust

•                  Removal of shareholder approval requirement to make material changes to the fund’s management contract, such as increasing management fees; changes that are non-material include decreasing management fees, and changes to administrative responsibilities that do not have the effect of increasing total advisory and administrative fees under the contract

•                  Removal of shareholder approval requirement to change the domicile of the fund

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval

The Committee recommends voting FOR proposals authorizing the board of a registered investment company to hire/terminate subadvisers without shareholder approval when the registered investment company has applied for or received exemptive relief from the SEC.

APPENDIX D

GE Asset Management Incorporated

Proxy Guidelines

Updated: December 2011

All proxies are voted in accordance with the Proxy Voting Policy.  GE Asset Management has developed general guidelines (the “Proxy Guidelines”) in an effort to maintain consistency and ensure compliance. The Proxy Guidelines are separated into the following categories:

1.              Domestic Routine Corporate Governance Issues

2.              Domestic Non-Routine Corporate Governance Issues

3.              International Routine Corporate Governance Issues

4.              International Non-Routine Corporate Governance Issues

5.              Routine and Non-Routine Social Issues

Please see the information below for an explanation of each category.

1.                                    Domestic Routine Corporate Governance Issues

The following issues are considered to be routine when voted upon in the United States of America:

a.               Auditors

•                  Auditors: generally vote for.

•                  Independent verification of financial statements: generally vote for.

•                  Shareholder proposal for limiting or banding auditor consulting services: generally vote against.

•                  Shareholder proposal for mandatory rotation of auditors: generally vote against.

b.               Certification of Financials

•                  Generally vote with management if shareholder proposal requests quarterly certification.

•                  Generally vote for shareholder proposals requiring annual certification.

c.               Board of Directors

•                  Election of directors: Generally vote for unless extenuating circumstances exist.  Exceptions are made for proxy contests that are reviewed on a case-by-case basis.

•                  Remuneration of Directors: Generally vote for. If contentious, review on a case-by-case basis.

d.               Majority Vote Needed for Election of a Director

•                  Generally vote for.

e.               Separate Chairman/CEO

•                  Generally vote against shareholder proposals on the basis that the company itself is in the best position to determine the most effective board format.

f.                 Director Accountability

•                  Shareholder proposals for director accountability: generally vote against shareholder proposal if director holds 5 or fewer directorships.  Factors to be considered include: (1) employment of director by the company or an affiliate as an executive for at least 5 years, (2) whether director is a member of a company that is one of the company’s paid advisors or consultants, (3) whether director is employed by a significant customer or supplier, (4) whether director is remunerated by the company for personal services, (5) whether director is a relative of the management of the company and (6) whether director is part of an interlocking directorship.

g.              Classified Board and Staggered Terms

•                  Classified boards and staggered terms: generally vote with shareholder proposal.  Look at majority of outside vs. inside directors as an indication of board integrity and quality.

h.              Limit Directors and Officers Liability and Indemnification

•                  Limiting liability and indemnification for directors and officers: generally vote for because it enhances the ability of the company to attract and retain quality directors.

Look for limits against negligence and fraud and the limits set by the law in the state of incorporation.  Note:  Internationally, this is listed as an “amendment to approve insurance.”

i.                 Limiting Director Tenure

•                  Limiting director tenure: generally support management on the basis that term limits may (1) result in loss of expertise, familiarity with the company, etc. and (2) hamper a company’s ability to attract and retain qualified directors.  Note that this is typically a shareholder proposal.

j.                 Minimum Director Stock Ownership

•                  Proposals as part of director’s compensation: generally vote for management as long as dilution is <1%.  Shareholder proposals forcing the issue are generally voted against on the basis that a board member’s contribution and value to a company can be independent of ownership in the company.

k.             Report on Director Attendance at Meetings

•                  Requiring a report on director attendance at meetings: generally vote for management on the basis that this is unnecessary and part of the company’s normal operating business.

l.                 Change in the Company Name

•                  Change in the company name: generally vote for if (1) proposed for strategic purposes, such as increasing name recognition, aiding marketing and financing activities, etc., (2) cost to shareholders is not significant and (3) appropriate industry analyst agrees to potential name change.

m.           Change in Date/Location of Meetings

•                  Change in the date or location of a meeting: generally support management’s decisions with regard to timing (i.e., annual approval) and location.

n.              Special Meetings

•                  Give shareholders with certain percentage of the outstanding common stock the ability to call a special meeting: generally vote with management.

o.               Ability of Shareholders to Act by Written Consent

•                  Request for Board to adopt policy permitting shareholders who hold a majority of the outstanding shares of a company to take action via written consent, as legally permitted, in lieu of a meeting. Generally vote with management.

p.               Company Changes to Incorporation

•                  Changes to Incorporation: generally for if company remains within the U.S. legal system.  If the company is being incorporated outside of the U.S., the issue will be reviewed on a case-by-case.

•                  Authorization of Board/Executive Director to Ratify and Execute Approved Resolutions: generally vote for.

q.               Reincorporation to the U.S.

•                  Reincorporation to the U.S.: generally vote with management.

r.               Unequal Classes of Common and Preferred Stock

•                  Generally vote against because support one share/one vote and equal treatment of all shareholders.

s.               Compensation Issues

•                 Director Compensation Plans: generally vote for if the plan dilution is <1% and options are granted at >85% of fair-market value. Note that mandating that a director’s entire retainer be stock-based may hamper a company’s ability to attract and retain high quality directors and offering director compensation plans helps to better align director and shareholder interests.

•                 Employee Stock Purchase Plan: generally vote for except where there are large numbers of shares at a fraction of the current market value.  This is routine for plans with < 3% per year dilution and >85% of fair market value with broad participation.  Note that it is considered positive for employees to become owners.

•                 Enhance disclosure of executive compensation: generally vote against shareholder proposal if: (1) costs to report would generate questionable returns, (2) the company complies with SEC reporting rules and (3) reporting would put the company at competitive disadvantage.

•                 Option/Compensation Plans:  generally vote for if plan or its amendment falls within the following guidelines:

Dilution:

	Large	Invest. Banks/	Growth / Tech /
	Companies	Brokers	Start-Ups
Current proposal per year	3%	4%	6%

Current proposal total, if per year figures not available	10%	12%	20%

Total company potential dilution	15%	25%	30%

•                  Options pricing:  granted at >85% of fair market value. Dilution per year is calculated on both a historical and future basis when possible.  Note that the re-pricing of options is considered to be a non-routine corporate governance issue.

•                  Shareholder proposal to expense options: generally vote with management (Note: awaiting y/e 2003 FASB ruling)

•                  Advisory vote to ratify named executive officer’s compensation: generally vote with management, if contentious; vote on a case-by-case basis.

•                  Performance-Based Cash Bonus Plans: generally vote for if based on specific performance criteria (e.g. earnings, stock returns, cash flow, and sales).  Approval will be considered on a case-by-case basis for companies whose bonus levels diverge significantly from shareholder returns.  Approval is for purpose of maintaining tax-deductibility for any compensation over $1 million paid to each of the top five executive officers under the 1993 Omnibus Budget Reconciliation Act.

•                  Shareholder proposal for disclosure of executive compensation: generally vote with management but there may be exceptions that require case-by-case analysis.

•                  Confidential voting/secret balloting: generally vote for confidential voting if request allows company sufficient flexibility to implement a reasonable system and generally vote against proposals which do not include a provision allowing company to ignore confidentiality in the event of a proxy fight, as dissidents do not have confidentiality requirements, which would place the company at a disadvantage.

•                  Cumulative voting rights(7): generally vote against because cumulative voting disrupts the board and supports special interest groups.

•                  Equal access to the proxy statement: generally vote against because a facility exists to participate in the proxy following SEC rules.

•                  No discretionary voting: generally support management’s decision to vote signed but unmarked ballots if company is complying with state and regulatory agency rules, as signed ballots indicate support of management and can be included in voting results.

•                  Restrict/Limit/Vote on Executive/Director Compensation, including Death Benefit Payments (“Golden Coffins”): generally vote with management.

•                  Adopt Anti Gross-up Policy: Request that the Board adopt a policy that company will not make/promise to make to its senior executives a tax gross-up payment, except for gross-ups provided pursuant to a policy generally applicable to employees of the company. Generally vote with management.

•                  Senior Executive Retirement Plan (SERP): generally vote with management.

•                  Retention of Stock Post-Termination: Request that the Board adopt a policy to require senior executives to hold a significant portion of shares obtained through compensation plans after termination of employment. Generally vote with management.

•                  Bonus Banking: Request that Board adopt a policy to “bank” all incentive awards to senior executives whose performance measurement period (“PMP”) is one year or less. Awards will not be paid in full for a period of 3 years following the end of the PMP.  Generally vote with management.

t.                 Preemptive Rights (8)

•                  Elimination of preemptive rights: generally vote with management.

•                  Establishment of preemptive rights: generally vote with management.

(7)  Cumulative voting rights give shareholders the ability to allocate votes for the election of directors based on the number of shares held.

(8)  Preemptive rights give existing shareholders the right to purchase shares of a new issue before they are offered to other.

u.              Shareholder Advisory and Employee Committees

•                  Establishment of shareholder advisory committee and employee committee: generally vote against on the basis that the board is elected to run the company and shareholder communication vehicles already exist via investor relations departments.

v.                Stock Splits

•                  Stock splits: generally vote for stock splits because stock splits make shares more affordable and, therefore, improve liquidity.

w.             Stock Repurchase Plans

•                  Stock Repurchase Plans: generally support management’s decision on basis that a stock repurchase plan will increase shareholder value. Also, vote for the authorization of reissuance or cancellation of the repurchased shares.

•                  Reduction in Share Capital: generally vote for amendments to approve the reduction in share capital via cancellation of repurchased shares; approve reduction of issued capital by cancelling Treasury shares. Consider whether the proposal would have any negative impact on shareholder rights.

•                  Reissuance of Repurchased Shares/Treasury Shares: generally authorize. Consider potential abuses and/or any price manipulation possibility.

•

x.               Increases in Authorized Shares and Amendments to Increase Share Capital

•                  Authorized common stock issues: generally vote for increases (up to 100%) without specific purpose (i.e., stock splits, acquisitions which are positive for shareholders, etc.).  Adjustments should be made to the authorized shares for any splits completed in the past year or already announced for the current year before calculating percent increase.  Note that NYSE companies require shareholder approval for issuance of > 20% of shares outstanding at one time.

•                  Authorized preferred issues: generally vote against large, open-ended issues (lack of specifics on voting provisions, par value, convertibility, etc.).  Note: Compare size of preferred increase to size of common stock shares outstanding.

•                  Capitalize Reserves for Bonus Issue/Increase in Par Value: generally vote for increases (up to 100%) without specific purpose.

y.               Supermajority Votes

•                  Supermajority Votes: generally vote against a requirement of greater than 75% of votes to change or pass an issue on the basis that it is difficult to change the requirement once it is in place.  Examples of issues that might require supermajority votes:  approve a merger, overturn existing or proposed takeover amendments, removal of directors, etc.

•                  Reduction/Elimination of Supermajority Vote Requirement(s): generally vote for . As supermajority voting requirements can hamper the ability of voting for favorable shareholder measures, consider the shareholder base structure and ownership threshold to determine the possibility of a single or group of shareholders influencing the vote (see also Supermajority Votes guideline).

z.               Disclosure of Political Contributions

•                  Generally vote with management.

aa.         Report on Predatory Lending Practices

•                  Board required to complete a report for shareholders which evaluates certain practices (e.g. credit card marketing, lending, collection) which may be deemed predatory and the impact these practices have on borrowers. Generally vote with management.

2.                                      Domestic Non-Routine Corporate Governance Issues

Non-routine issues are reviewed on a case-by-case basis in accordance with the Proxy Voting Policy.   In analyzing specific issues, GE Asset Management focuses on how well the board and management has run the company and company performance.

bb.         Board of Directors

•                  Factors to consider are (1) the number of outside/independent vs. inside directors, (2) whether directors are/were senior executives with well-run, well-respected companies, (3) whether the company is shareholder-oriented (provides some vehicle for communications with shareholders), (4) whether diverse expertise is represented, (5) whether the company has independent committees (i.e., nominating, compensation, etc.), (6) director compensation to see if it is tied to shareholder wealth and (7) whether there are limited interlocking/affiliated relationships.

•                  Shareholder proposal for board inclusiveness/women and minorities on board of directors:  To be reviewed on a case by case basis.

cc.         Director Accountability

Shareholder proposals for director accountability: To be reviewed on a case by case basis if director holds more than 5 directorships.  Factors to be considered include: (1) employment of director by the company or an affiliate as an executive for at least 5 years, (2) whether director is a member of a company that is one of the company’s paid advisors or consultants, (3) whether director is employed by a significant customer or supplier, (4) whether director is remunerated by the company for personal services, (5) whether director is a relative of the management of the company and (6) whether director is part of an interlocking directorship.

dd.         Management

•                  Factors to consider are (1) the company has good financial measures in place (EPS, dividends, ROE, etc., positive to peers and other companies), (2) management is shareholder oriented (e.g. has effective communication with shareholders), (3) the company achieves financial measures (i.e. stock performance of company positive relative to peers and universe), (4) management’s compensation is reasonable (i.e. generally not out of line with other companies and peers and tied to performance in some way (i.e., stock options, long-term incentive plans tied to company performance, etc.)), (5) if company has anti-over measures in place (in general, the fewer the better because it reduces entrenchment).

The criteria listed above are not intended to be all inclusive.  Other factors which may also be considered in evaluating proposals include signs of or anticipated changes in companies (i.e., new CEO, mergers or acquisitions, et al).

ee.         Independent Committees

•                  Generally vote for shareholder proposal electing independent committees but such proxies are reviewed on a case-by-case basis.  Criteria includes: (i) compliance by the company with SEC rules (i.e., interlocking directors, executive compensation, etc.), (2) independence on committees (nominating, audit, compensation, election) (members should have little or no affiliation with company, executives or management) and (3) quality of current board and management, including whether it is shareholder-oriented.

ff.             Change of Auditors

•                  Generally vote with management on shareholder request to change the company auditors because management and audit committee are best suited to designate company auditors

gg.       Anti-Greenmail Amendments

•                  Generally vote for but reviewed on a case-by-case basis. Some proposals are impractical and significantly reduce a company’s ability to conduct normal business.

hh.       Fair Price Amendments

•                  Generally vote for but reviewed on a case-by-case basis. Generally support having the same price for all shareholders.

ii.             Golden Parachutes

•                  Reviewed on a case-by-case basis.  Generally vote against excessive severance payments in the event of a change of control.  Note that the same criteria is used to evaluate golden parachutes as poison pills (see shareholder rights plans).

jj.             Severance Agreements

•                  Will generally vote for a severance payment if the amount of the payment stipulated is < 2.99 times salary and bonus.  Generally vote against excessive severance payments in the event of a change of control.  Otherwise, reviewed on a case-by-case basis

kk.     Link Pay to Performance

•                  Generally vote on case-by-case basis but generally vote against shareholder proposals seeking links to social goals or proposals which require rigid financial criteria on the basis that it may put the company at a competitive disadvantage and because shareholders may lack the expertise necessary to determine appropriate and competitive pay levels.

ll.             Opting Out of State Takeover Law/Reincorporating In Another State

•                  Reviewed on a case-by-case basis but generally support management on basis that provisions are part of existing state law.

mm.                                                 Restructuring/Merger Issues

•                  Merger by Absorption: generally vote for. If contentious,  review on a case-by-case basis.

nn.       Shareholder Rights Plans (Poison Pills)(9)

•                  Each plan is reviewed on a case-by-case basis.  The following criteria are utilized in evaluating each plan: (1) quality of the board of directors, (2) the number of outside vs. inside directors, (3) the uniqueness of company, (4) the types and number of other takeover provisions in place, (5) severance agreements (golden parachutes) and (6) the value of company independence over investment horizons.

oo.         Targeted Share Placements

•                  Review on a case-by-case basis.  Generally vote against unequal treatment of shareholders.  Look at quality of the board and management record.

pp.         Securities Analysts Code of Conduct

•                  Shareholder proposals that recommend banning:

•                  Analyst ownership of covered securities: generally vote against.

•                  Involvement of analysts in underwriting sales teams: generally vote against.

•                  Linking analyst compensation to the financial performance of the investment banking arm: generally vote for.

qq.         Recouping Bonuses from Management after a Restatement of Earnings

•                  To be reviewed on a case by case basis.

(9)  A Shareholder Rights Plan allows shareholders the ability to purchase stock at substantial discounts with the purpose of diluting a would-be acquirer.

rr.         Shareholder Proposal for Performance-Based Stock Options (Indexed), Grants, or Other Incentive Shares

•                  To be reviewed on a case by case basis.

ss.         Stock Option Exchange Program: Management request to allow the company to exchange the existing underwater option plan for a new plan with similar current value. To be reviewed on a case-by-case basis.

tt.             Amend/Consolidate Articles/Bylaws or Charter: Generally vote with management. If contentious, review on a case-by-case basis.

3.              International Routine Corporate Governance Issues

Certain issues will be considered routine in specified countries only.  An overview of each country follows. Note that in the case of discharging auditors and directors, GE Asset Management generally abstains when the legal ramifications of such approval are uncertain.

ISSUES BY COUNTRY

EUROPEAN UNION

Political Donations and Expenditures:  generally vote for proposals to authorize EU political donations and expenditures, but exception to be made for proposals when there is uncertainty regarding the amounts, recipient, or rationale for the measure. Whenever there is concern on the proposal or it is linked to another proposal which may be of concern, then vote on a case-by-case basis.

ARGENTINA

a.              Adoption of reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Appropriate earnings; set/declare dividend: generally approve.

d.              Authorize share repurchase: generally approve.

A)                                  AUSTRALIA

a.               Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Set/declare dividends: generally approve.

c.               Authorized share repurchase: generally approve.

d.              Elect auditors and authorize directors to set their remuneration: generally approved.

e.               Authorized shares in-lieu-of cash dividend option (creation of a dividend reinvestment plan): generally approve.

AUSTRIA

a.               Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Approve acts of management and supervisory boards: generally approve.

c.               Discharge directors from previous years responsibilities: generally abstain or vote no based on the fact that a blanket discharge could serve as a barrier to any future lawsuit.

d.              Election of supervisory board members: generally approve.

e.               Approval of allocation of profits and dividends: generally approve.

f.                 Approval of supervisory board fees: generally approve.

B)                                    BELGIUM

a.              Acknowledge consolidated accounts: generally acknowledge.

b.              Adoption of reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

c.               Appropriate earnings; set/declare dividends: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize payment of director fees: generally approve.

BRAZIL

a.               Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appointment/ election of supervisory board: generally approve.

c.               Appropriate earnings; set/declare dividend: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize payment of director’s fees: generally approve.

f.                 Authorize issuance of shares with or without preemptive rights: generally approve.

CANADA

a.               Approve financial statements: generally approve.

b.              Authorize share repurchase: generally approve.

c.               Authorize directors to set auditor’s remuneration: generally approve.

d.              Authorize issuance of shares with or without preemptive rights: generally approve.

e.               Approve insiders giving ten (10) days notice before conducting a trade: generally vote against.

2.                                       CHILE

a.               Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appropriate earnings; set/declare dividend: generally approve.

c.               Authorize share repurchase: generally approve.

d.              Appoint/elect supervisory board: generally approve.

3.

4.                                       CHINA

•                  Cumulative Voting for Directors (Independent Default): generally approve independent directors..

5.

6.                                       COLOMBIA

a.               Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Appropriate earnings; set/declare dividend: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize payment of auditors: generally approve unless there is clear evidence that amounts proposed are excessive.

DENMARK

a.               Approve financial statements: generally abstain or vote no.

b.              Allocate profits and set dividend: generally approve.

c.               Authorize share repurchase: generally approve.

d.              Authorize directors to set auditors’ remuneration: generally approve.

FINLAND

a.               Approve financial statements: generally approve.

b.              Ratify board and management acts: generally abstain or vote no.

c.               Elect supervisory board members: generally approve.

d.              Approve allocation of profits and dividends: generally approve.

e.               Set supervisory board fees: generally approve.

f.                 Set directors’ fees: generally approve.

g.              Set auditors’ fees: generally approve.

FRANCE

a.               Acknowledge consolidated accounts: generally acknowledge.

b.              Approve prior year’s accounts: generally approve.

c.               Discharge of board and auditors: generally approve.

d.              Approve acts of management and board: generally approve unless believe that management failed to perform its duties for the greater part or whole of the business year.

e.               Appoint/elect supervisory board: generally approve.

f.                 Appropriate earnings and set dividends: generally approve.

g.              Approve shares-in-lieu-of-dividend option: generally approve.

h.              Authorize share repurchase: generally approve.

i.                  Authorize payment of director fees: generally approve.

j.                  Authorize legal formalities necessary to implement approved proposals: generally approve unless voting against the underlying proposals.

k.               Authorize president to sign approved article amendments: generally approve.

l.                  Authorize share trading in company stock: generally approve.

m.            Approve a transfer between reserves for tax purposes: generally approve.

n.              Director Compensation Plan: generally approve discounting up to 20%.

o.              Employee Stock Purchase Plan: generally approve discounting up to 20%.

p.              Options Pricing: generally approve discounting up to 20%.

GERMANY

a.               Receive/approve previous year annual accounts: generally approve.

b.              Approve the acts of the management board: generally approve but vote against if believe that the management board has failed to perform its duties for the greater part or the whole of the business year.

c.               Approve the acts of the supervisory board: generally approve but vote against if believe that the management board has failed to perform its duties for the greater part or the whole of the business year.

d.              Discharge directors from previous years responsibilities: generally abstain or vote no because a blanket discharge could serve as a barrier to any future lawsuit.

e.               Appoint/elect supervisory board: generally approve.

f.                 Approve allocation of profits/set the dividend: generally approve.

g.              Approve share repurchase: generally approve.

h.              Approve compensation of supervisory board: generally approve.

i.                  Approve intra-company profit-and-loss contracts: generally approve.

HONG KONG

a.               Approve previous year’s annual accounts: generally approve.

b.              Approve payment of dividend: generally approve.

c.               Authorize issuance of shares with or without preemptive rights: approve only after looking at dilutive effect to existing shareholders.

d.              Authorize issuance of repurchased shares: generally approve.

e.               Authorize share repurchase: generally approve.

f.                 Authorize board to set auditors’ remuneration: generally approve.

g.              Authorize execution of plan: generally approve.

h.              Authorize payment of director fees: generally approve.

INDONESIA

a.               Adopt/approve director/auditor reports and accounts: generally approve.

b.              Discharge management board from liability: generally abstain or vote no.

c.               Approve allocation of profits and dividends: generally approve.

d.              Set board fees: generally approve.

e.               Set auditors’ fees:  generally approve.

7.                                       IRELAND

a.               Approve financial statements: generally approve.

b.              Set the dividend: generally approve.

c.               Authorize issuance of repurchased shares: generally approve.

d.              Approve share repurchase: generally approve.

e.               Approve auditors’ fees: generally approve.

8.                                       ISRAEL

a.              Adopt/approve director/auditor reports: generally approve.

b.              Approve dividends: generally approve.

c.               Elect statutory auditors and authorize board to set their remuneration: generally approve.

ITALY

a.               Approve previous year’s annual accounts: generally approve.

b.              Elect statutory auditors and approve their fees: generally approve.

c.               Appropriate earnings: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize payment of director fees: generally approve.

JAPAN

a.              Approve financial statements: generally approve.

b.              Elect statutory auditors: generally approve.

c.               Approve share repurchase: generally approve.

d.              Increase remuneration for directors and/or auditors: generally approve.

e.               Approve bonus and retirement compensation for directors and statutory auditors: vote on a case by case basis.

f.                 Management proposal for the reduction of the percentage of issued capital necessary to constitute a quorum from 50% to 33%: generally vote against.

g.              Issuance of stock options to statutory auditors: generally vote against.

h.              Anti-takeover defense: case by case.

KOREA (SOUTH)

a.               Approve balance sheets or financial statements: generally approve.

b.              Appoint statutory auditors and set their remuneration: generally approve.

c.               Appropriate profits; declare dividends: generally approve.

d.              Authorize payment of director fees: generally approve.

MALAYSIA (similar to SINGAPORE)

a.               Adopt/approve annual accounts: generally approve.

b.              Appropriate profits/declare dividend: generally approve.

c.               Authorize issuance of shares with or without preemptive rights: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize remuneration for directors: generally approve.

f.                 Authorize/amend option plan: generally approve.

g.              Authorize directors to set auditors’ remuneration: generally approve.

MEXICO

a.               Approve financial statements: generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Approve allocation of profits and dividends: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Set directors’ fees: generally approve.

f.                 Set auditors’ fees: generally approve.

g.              Authorize legal formalities: generally approve but would vote against this if GE Asset Management were voting against the underlying proposals.

NETHERLANDS

a.               Adopt/approve annual accounts/financial statements and ratify boards’ acts: generally abstain or vote no.

b.              Appoint supervisory board member(s): generally approve.

c.               Elect shareholders’ committee members: generally approve.

d.              Appropriate profits/declare dividend: generally approve.

e.               Authorize share repurchase: generally approve.

NEW ZEALAND

a.               Adopt accounts for prior year: generally approve.

b.              Appropriate profits; declare dividends: generally approve.

c.               Authorize shares-in-lieu of cash dividend option: generally approve.

d.              Authorize directors to set auditors remuneration: generally approve.

A)                                  NORWAY

a.              Approve financial statements: generally approve.

b.              Approve acts of management and board: generally abstain or vote no.

c.               Set dividend/allocate profits: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Set directors and auditors fees: generally approve.

b.                                      PERU

a.               Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Appropriate earnings; set/declare dividends: generally approve.

d.              Authorize payment of auditors: generally approve.

c.                                       PHILIPPINES

a.              Approve director/auditor reports and accounts: generally approve.

b.              Approve acts of management/directors: generally approve.

c.               Approve minutes of the previous meeting: generally approve.

d.              Appropriate earnings, set/declare dividend: generally approve.

e.               Authorize directors to set auditors’ remuneration: generally approve.

d.                                      PORTUGAL

a.               Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Appropriate earnings: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize payment of director fees: generally approve.

A)                                  RUSSIA

B)            a.                                                                                                                                                                                                                                                                                                                                                                                       Cumulative Voting for Directors (Independent Default): generally approve independent directors..

C)                                    SINGAPORE

a.               Adopt/approve annual accounts and financial statements: generally approve.

b.              Appropriate profits; declare dividends: generally approve.

c.               Authorize share repurchase: generally approve.

d.              Approve remuneration for directors: generally approve.

e.               Authorize/amend option plan: generally approve.

f.                 Authorize directors to set auditors’ remuneration: generally approve.

g.              Approve transfers to reserves: generally approve.

SOUTH AFRICA

a.              Approve previous year’s accounts and directors’ report: generally approve.

b.              Set/declare dividends: generally approve.

c.               Approve a shares-in-lieu-of cash dividend option: generally approve.

d.              Authorize issuance of shares without preemptive rights: generally approve.

e.               Authorize director to set auditors’ remuneration: generally approve.

SPAIN

a.               Adopt accounts for prior year: generally approve.

b.              Approve acts of management: generally approve.

c.               Approve minutes of previous annual meeting: generally approve.

d.              Discharge directors from previous year’s responsibilities: generally abstain.

e.               Appropriate profits: generally approve.

f.                 Increase authorized capital: generally approve.

g.              Authorize share repurchase: generally approve.

h.              Authorize legal formalities necessary to implement approved proposals: generally approve.

i.                  Authorize listing and maintenance of company securities: generally approve.

j.                  Extend consolidated taxation status: generally approve.

e.                                       SWEDEN

a.               Approve financial statements: generally approve.

b.              Approve acts of management and board: generally abstain or vote no.

c.               Approve minutes of previous meeting: generally approve.

d.              Set dividends / allocate profits: generally approve.

e.               Authorize share repurchase: generally approve.

f.                 Set directors’ and auditors’ fees: generally approve.

g.              Authorize chairman of the board to appoint members of the nominating committee: generally approve.

h.              Authorize general meeting to elect members of the nominating committee generally vote against.

SWITZERLAND

a.               Approve previous year’s annual accounts: generally approve.

b.              Approve the acts of the board of directors and management: generally abstain or vote no.

c.               Discharge directors from previous year’s responsibilities: generally abstain or vote no.

d.              Appropriate profits: generally approve.

9.                                       TAIWAN

a.               Approve financial statements and statutory reports: generally approve.

b.              Appropriate earnings and set dividend: generally approve.

A)                                  THAILAND

a.              Approve balance sheets or financial statements: generally approve.

b.              Approve minutes of previous meeting: generally approve.

c.               Appoint statutory auditors: generally approve.

d.              Appropriate earnings; set/declare dividends: generally approve.

e.               Remuneration of directors and auditors: generally approve.

B)                                    UNITED KINGDOM

a.               Approve previous year’s accounts and directors’ report: generally approve.

b.              Set (declare) the dividend: generally approve.

c.               Approve a shares-in-lieu-of-dividends option: generally approve.

d.              Authorize issuance of shares without preemptive rights: generally approve.

e.               Set auditors’ remuneration: generally approve.

f.                 Authorize issuance of un-issued shares: generally approve.

g.              Authorize share repurchase: generally approve.

h.              Authorize issuance of repurchased shares: generally approve.

i.                  Political Donations: generally vote for up to $500k GBP or U.S. equivalent

j.                  Approve discount of 20% on fair market value of options at issuance: generally approve.

10.

11.                                 VENEZUELA

a.               Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Appropriate earnings; set/declare dividend: generally approve.

d.              Authorize payment of director fees: generally approve unless evidence of excessiveness exists.

e.               Authorize directors to set auditors’ remuneration: generally approve.

4.                                      International Non-Routine Corporate Governance Issues

All international issues not falling under the Section entitled “International Routine Corporate Governance Issues” will be considered to be non-routine and reviewed on a case-by-case basis in accordance with the Proxy Voting Policy.

5.                                      Routine and Non-Routine Social Issues

All social issues are reviewed in accordance with the Proxy Voting Policy.  Generally, GE Asset Management votes with management (Routine Social Issues).  Instances where GE Asset Management votes against management with be considered non-routine (Non-Routine Social Issues).

a.               General Overview

•                  Generally support management if the company is (1) complying with applicable regulations and reporting requirements and (2) addressing the issue in a responsible way.

•                  Additionally, the following will be considered if applicable: (1) whether complying with the request would put the company at a competitive disadvantage, (2) whether the issue is within the bounds of corporate jurisdiction to effect change, (3) if management has reasonable and rational arguments in support of their position and (4) whether the issue ramifications have an identifiable, negative impact on the financial stability of the company.

b.              Generally vote for management proposals on the following issues:

•                 Community Reinvestment: Proponents request that companies develop a policy for their financial subsidiaries under a general program for community reinvestment similar to that required of banks and report annually, or request a report on rural lending activities.

•                 Drug Pricing: Proponents request companies to adopt a policy of pricing restraint.

•                  Environment, Global Warming and Renewable Energy Sources: Proposals generally ask for the reporting and endorsing of the Ceres Principles, reduction of emissions, ozone depletion and hazard notification.

•                 Equal Employment: Proponents request that companies report their employee statistics and affirmative action programs within and outside of the company.

•                 Mexican Operations: Proponents request that companies provide comprehensive reports on their maquiladora operations or report on maquiladora wages, benefits and environmental standards.

•                 Military Issues: Proponents ask for reports on foreign military sales, conversion from military to civilian production and “Star Wars” weapons.  Consider that elected officials are charged with the responsibility to set, discuss, and apply national defense policies.

•                 Northern Ireland: Proposals ask for implementation of the Mac Bride Principles, a code committing employers to offer equal opportunity to all employees.  The Fair Employment (Northern Ireland) Act of 1989 mandates compulsory monitoring of work forces and regular employer review of equal employment practices, and provides for a range of affirmative actions at work places where “fair participation” was judged to be lacking.

•                  Tobacco and Smoking Issues: Proposals generally target cigarette advertising, companies with tobacco and insurance divisions, nicotine manipulation, warnings on logos, conversion of land to non-tobacco use and smoke-free facilities.  Proposals requesting that companies spin-off their tobacco operations are generally considered with restructuring/merger issues.

c.               Additional Social Issues

•                  Human Rights Code, energy, high performance workplace, healthcare policy, recycling, buy American, beer marketing, South Africa, supplier standards, television violence, world debt crisis.

PNC FUNDS

FORM N-1A

PART C - OTHER INFORMATION

Item 28. Exhibits.

(a)

Agreement and Declaration of Trust dated August 25, 2009 is incorporated herein by reference to Exhibit (a) to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement filed on December 31, 2009 (“PEA No. 87”).

(b)	Bylaws of Registrant are incorporated herein by reference to Exhibit (b) to PEA No. 87.

(c)	See Article III and Article V of Registrant’s Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit (a) to PEA No. 87.

(d) 1.

Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and the Registrant, on behalf of the Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund, Small Cap Core Fund, Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund, Ultra Short Bond Fund, Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund, Maryland Tax Exempt Bond Fund, Tax Exempt Limited Maturity Bond Fund, Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement filed on July 30, 2010 (“PEA No. 88”).

2.	Amendment expected to be dated September 28, 2012 to Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Registrant filed herewith.

3.	Expense Limitation Agreement expected to be dated September 28, 2012 between Registrant and PNC Capital Advisors, LLC filed herewith.

4.

Sub-Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Polaris Capital Management, LLC with respect to the PNC International Equity Fund is incorporated herein by reference to Exhibit (d)(2) to PEA No. 88.

	5.

Sub-Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and GE Asset Management Incorporated with respect to the PNC International Equity Fund is incorporated herein by reference to Exhibit (d)(3) to PEA No. 88.

(e)	1.	Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC filed herewith.

	2.	Amendment expected to be dated September 28, 2012 to the Distribution Agreement dated July 2, 2012 filed herewith.

(f)		None.

(g)	1.

Amended and Restated Custodian Services Agreement between Registrant and BNY Mellon Investment Servicing Trust Company (formerly, PFPC Trust Company) dated June 30, 2010 is incorporated herein by reference to Exhibit (g) to PEA No. 88.

	2.

Amendment expected to be dated September 28, 2012 to the Amended and Restated Custodian Services Agreement between Registrant and The Bank of New York Mellon (formerly, PFPC Trust Company) filed herewith.

(h)	1.

Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.), dated June 30, 2010 is incorporated herein by reference to Exhibit (h)(1) to PEA No. 88.

	2.	Money Market Fund Services Amendment to Co-Administration and Accounting Services Agreement dated July 31, 2011 is filed herewith.

	3.

Amendment expected to be dated September 28, 2012 to Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. filed herewith.

	4.

Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.), dated June 30, 2010, is incorporated herein by reference to Exhibit (h)(2) to PEA No. 88.

	5.	Amendment expected to be dated September 28, 2012 to Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. dated June 30, 2010 filed herewith.

	6.	Shareholder Services Plan adopted by the Board of Trustees on August 29, 2012 related to A Shares, C Shares, R Shares and T Shares filed herewith.

	7.	Securities Lending Agreement between Registrant and Brown Brothers Harriman, dated August 24, 2011, is incorporated herein by reference to Exhibit (h)(7) to PEA No. 93.

(i)	1.	Opinion of Drinker Biddle & Reath LLP dated December 31, 2009 with respect to validity of shares is incorporated herein by reference to Exhibit (i)(1) to PEA No. 87.

	2.

Opinion of Ropes & Gray LLP dated September 28, 2012 with respect to validity of shares of PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund, PNC Target 2050 Fund and PNC Retirement Income Fund filed herewith.

(j)	1.	Consent of Deloitte & Touche LLP filed herewith.

	2.	Consent of Ropes & Gray LLP filed herewith.

(k)		None.

(l)	1.

Purchase Agreement between Registrant and McDonald & Company Securities, Inc. dated January 28, 1986 is incorporated herein by reference to Exhibit (l)(1) to Post-Effective Amendment No. 48 to Registrant’s Registration Statement filed on October 6, 1999 (“PEA No. 48”).

	2.

Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio dated July 19, 1988 is incorporated herein by reference to Exhibit (l)(2) to PEA No. 48.

	3.

Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio (Trust), dated October 17, 1989 is incorporated herein by reference to Exhibit (l)(3) to PEA No. 48.

	4.

Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Equity Growth Portfolio and Bond Portfolio, dated December 20, 1989 is incorporated herein by reference to Exhibit (l)(4) to PEA No. 48.

	5.

Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Ohio Tax Exempt Bond Portfolio, dated January 5, 1990 is incorporated herein by reference to Exhibit (l)(5) to PEA No. 48.

	6.

Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Limited Maturity Bond Fund (formerly known as the Enhanced Income Fund), dated July 5, 1994 is incorporated herein by reference to Exhibit (1)(6) to PEA No. 48.

	7.

Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Equity Income Portfolio, dated June 30, 1994 is incorporated herein by reference to Exhibit (l)(7) to PEA No. 48.

	8.

Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Small Cap Value Fund (formerly known as the Mid Cap Regional Equity Portfolio), dated July 25, 1994 is incorporated herein by reference to Exhibit (l)(8) to PEA No. 48.

9.

Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Total Return Advantage Fund, dated July 5, 1994 is incorporated herein by reference to Exhibit (l)(9) to PEA No. 48.

10.	Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the National Tax Exempt Bond Fund is incorporated herein by reference to Exhibit (l)(10) to PEA No. 48.

11.

Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Tax Exempt Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(j) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on April 11, 1997 (“PEA No. 33”).

12.

Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Intermediate Government Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(k) to PEA No. 33.

13.	Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the GNMA Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(l) to PEA No. 33.

14.

Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Municipal Bond Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(m) to PEA No. 33.

15.

Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Core Equity Fund is incorporated herein by reference to Exhibit 13(n) to Post-Effective Amendment No. 36 to Registrant’s Registration Statement filed on September 30, 1997 (“PEA No. 36”).

16.

Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U — Special Series 1) is incorporated herein by reference to Exhibit (l)(16) to Post-Effective Amendment No. 52 to Registrant’s Registration Statement filed on July 18, 2000 (“PEA No. 52”).

17.

Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Equity Index Fund is incorporated herein by reference to Exhibit (1)(17) to Post-Effective Amendment No. 53 to Registrant’s Registration Statement filed on September 29, 2000 (“PEA No. 53”).

18.	Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Real Return Advantage Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 33.

19.	Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small Cap Growth Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 36.

20.	Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares for each Fund is incorporated herein by reference to Exhibit (1)(20) to PEA No. 53.

21.	Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Balanced Allocation Fund is incorporated herein by reference to Exhibit (l)(21) to PEA No. 53.

22.

Purchase Agreement dated September 14, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Ohio Municipal Money Market Fund (Class BB and Class BB — Special Series 1) is incorporated herein by reference to Exhibit (l)(22) to PEA No. 52.

23.

Purchase Agreement dated April 9, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Tax Managed Equity Fund (Class Z, Class Z - Special Series 1 and Class Z - Special Series 2) and the National Tax-Exempt Fund (Class L, Class L - Special Series 1 and Class L - Special Series 2) is incorporated herein by reference to Exhibit (l)(23) to PEA No. 52.

24.

Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U) is incorporated herein by reference to Exhibit (l)(24) to PEA No. 52.

25.

Purchase Agreement dated January 2, 1998 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Intermediate Bond and Bond Funds is incorporated herein by reference to Exhibit (l)(25) to PEA No. 52.

26.

Purchase Agreement dated January 11, 2000 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Equity Index, Total Return Advantage, Enhanced Income and GNMA Funds and Special Series 3 Shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Tax Managed Equity, Equity Index, Enhanced Income, Total Return Advantage, GNMA, Intermediate Bond, Bond, National Tax-Exempt Bond, Ohio Tax-Exempt Bond and Pennsylvania Municipal Bond Funds is incorporated herein by reference to Exhibit (1)(26) to PEA No. 53.

27.

Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit (l)(28) to Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on April 12, 2002.

28.

Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small/Mid Cap Value Fund is incorporated herein by reference to Exhibit (l)(29) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement filed on July 30, 2002.

	29.

Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Allegiant High Yield Bond Fund dated April 29, 2008 is incorporated herein by reference to Exhibit (1)(29) to Post-Effective Amendment No. 81 to Registrant’s Registration Statement filed on September 29, 2008.

	30.

Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Armada Short Duration Bond Fund is incorporated herein by reference to Exhibit (l)(31) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement filed on June 21, 2002.

	31.

Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Armada Small Cap Core Fund is incorporated herein by reference to Exhibit (l)(31) to Post-Effective Amendment No. 79 to Registrant’s Registration Statement filed on September 28, 2007.

	32.

Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Allegiant Multi-Factor Small Cap Core Fund, Allegiant Multi-Factor Small Cap Growth Fund and Allegiant Multi-Factor Small Cap Value Fund is incorporated herein by reference to Exhibit (l)(34) to Post-Effective Amendment No. 76 to Registrant’s Registration Statement filed on September 28, 2005 (“PEA No. 76”).

	33.

Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Tax Exempt Limited Maturity Bond Fund and Maryland Tax Exempt Bond Fund, respectively, is incorporated herein by reference to Exhibit (l)(33) to PEA No. 90.

	34.	Purchase Agreement between Registrant and sole shareholder of the Registrant at its inception dated August 25, 2009 is incorporated herein by reference to Exhibit (l)(34) to PEA No. 87.

(m)	1.	C Shares Distribution Plan is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 58 to Registrant’s Registration Statement filed on September 28, 2001.

	2.

Amended and Restated Service and Distribution Plan for the A Share Class is incorporated herein by reference to Exhibit (m)(8) to Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on September 28, 2009 (“PEA No. 86”).

(n)		Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System filed herewith.

(p)	1.	Combined Personal Trading Code of Ethics of PNC Capital Advisors, LLC, PNC Funds and PNC Advantage Funds is incorporated herein by reference to Exhibit (p)(1) to PEA No. 90.

	2.	Code of Ethics of Polaris Capital Management, LLC is incorporated herein by reference to Exhibit (p)(2) to PEA No. 76.

	3.	Code of Ethics of GE Asset Management Incorporated is incorporated herein by reference to Exhibit (p)(3) to PEA No. 86.

	4.	Code of Ethics of PNC Funds Distributor, LLC filed herewith.

(q)

Powers of Attorney with respect to Registrant for Stephen M. Todd, Dale C. LaPorte, Dorothy A. Berry, John G. Drosdick, Edward D. Miller, Jr. and L. White Matthews, III are incorporated herein by reference to Exhibit (q) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement filed on July 13, 2012.

Item 29. Persons Controlled By or Under Common Control with Registrant.

The following entities may be considered to be under common control with the Registrant at the time of this filing:

PNC Advantage Funds; and

International Growth Fund, L.P.

(each organized under the laws of Delaware and each files separate financial statements)

PNC Advantage Funds has a Board of Trustees that is identical in composition to the Board of Trustees of the Registrant. PNC IG Fund GP, LLC is the general partner of International Growth Fund, L.P.  PNC Capital Advisors, LLC serves as the investment adviser for the Registrant and each of the entities listed above.  PNC Capital Advisors, LLC’s parent company, PNC Bank, National Association (“PNC Bank”), may be deemed to be the beneficial owner of one or more series of the Registrant and the entities listed above, for purposes of the federal securities laws, because PNC Bank possesses sole or shared voting power in excess of 25% of the voting securities of certain series of the Registrant and the entities listed above.  PNC Bank does not, however, have any economic interest in such voting securities, which are held solely for the benefit of its customers. PNC Bank is a wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), a financial holding company regulated by the Board of Governors of the Federal Reserve System.  In addition, PNC Investment Company, LLC, a wholly-owned subsidiary of PNC, owns in excess of 10% of the voting securities of PNC Advantage Institutional Treasury Money Market Fund (a series of PNC Advantage Funds) and in excess of 25% of the voting securities of PNC High Yield Bond Fund (a series of the Registrant).

Item 30. Indemnification.

Article VII of the Registrant’s Agreement and Declaration of Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations.  The Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 28(a).

The Advisory Agreement provides that the investment adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from a breach of its fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser or from reckless disregard by the investment adviser of its obligations or duties under the Advisory Agreement.  The Advisory Agreement is incorporated herein by reference to Exhibit 28(d)(1).

Indemnification of Registrant’s principal underwriter, custodian, administrators and transfer agent is provided for in Section 10 of the Underwriting Agreement incorporated herein by reference to Exhibit 28(e)(1), Section 12 of the Amended and Restated Custodian Services Agreement incorporated herein by reference to Exhibit 28(g), Section 11 of the Co-Administration and Accounting Services Agreement incorporated herein by reference to Exhibit 28(h)(1), and Section 12 of the Transfer Agency Services Agreement incorporated herein by reference to Exhibit 28(h)(3), respectively.

Registrant has obtained from a major insurance carrier a Trustee’s and Officer’s liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its Trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of his or her reckless disregard of the duties involved in the conduct of his or her office or under his or her agreement with Registrant.

Item 31. Business and Other Connections of Investment Adviser.

(a)           Investment Adviser:  PNC Capital Advisors, LLC (the “Adviser”).

The Adviser was formed as a result of the merger of Allegiant Asset Management Company, previously known as National City Investment Management Company (“Allegiant”) and PNC Capital Advisors, Inc.  The Adviser performs investment advisory services for Registrant and certain other investment advisory customers.

Prior to September 30, 2009, Allegiant served as investment adviser to the Funds.  Effective January 1, 2009, Allegiant became an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”).  Prior to such date, Allegiant was an indirect wholly owned subsidiary of National City Corporation.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for PNC, the parent company of the Adviser.  Set forth below are the names and principal businesses of the directors of the Adviser, who are engaged in any other business, profession, vocation or employment of a substantial nature.  Information as to the directors and certain executive officers of the Adviser is also included in the Adviser’s Form ADV as filed with the SEC (File No. 801-70684) and is incorporated herein by reference.

PNC CAPITAL ADVISORS, LLC

Name and Address	Position with Adviser	Other Business Connections	Type of Business
Kevin A. McCreadie One East Pratt Street – 5th Floor Baltimore, MD 21202	Director, President and Chief Executive Officer	Executive Vice President, PNC Bank, 22 Delaware Avenue, Wilmington DE 19801	Bank

		President of PNC Funds, PNC Advantage Funds and IG Fund GP, LLC, One East Pratt Street – 5th Floor, Baltimore, MD 21202	Registered Investment Companies and General Partner of a Private Fund

Robert Q. Reilly 1600 Market Street Philadelphia, PA19103	Director	Executive Vice President, PNC Bank	Bank

Bryan K. Garlock One PNC Plaza 249 Fifth Avenue Pittsburgh, PA 15222	Director	Executive Vice President & Chief Operating Officer, PNC Bank	Bank

Name and Address	Position with Adviser	Other Business Connections	Type of Business

Jennifer A. Laclair 1965 E. 6th Street Cleveland, OH 44114	Director	Chief Financial Officer, Asset Management Group division of PNC Bank	Bank

(b)           Investment Sub-Adviser:  Polaris Capital Management, LLC (“Polaris”)

The following chart reflects the directors and officers of Polaris, including their business connections, which are of a substantial nature.  The address of Polaris is 125 Summer Street, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Position with Polaris	Other Business Connections	Type of Business

Bernard R. Horn, Jr.	President and Portfolio Manager	N/A	N/A

Kathleen S. Jacobs	Vice President	N/A	N/A

Sumanta Biswas, CFA	Vice President, Assistant Portfolio Manager	N/A	N/A

Lorraine B. Horn	Manager	N/A	N/A

Christopher K. McLeod	Manager	N/A	N/A

Lucy Goreham	Chief Compliance Officer	N/A	N/A

(c)           Investment Sub-Adviser: GE Asset Management Incorporated (“GEAM”)

The following chart reflects the directors and officers of GEAM, including their business connections, which are of a substantial nature.  The address of GEAM is 1600 Summer Street Stamford, Connecticut 06905 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Position with GEAM	Other Business Connections and Type of Business
Dmitri Stockton	President and Chief Executive Officer	N/A
Cheryl H. Beacock	Senior Vice President — Human Resources	N/A
George A. Bicher	Chief Risk Officer	N/A
Paul M. Colonna	President and Chief Investment Officer – Public Investments	N/A
Michael J. Cosgrove	President of Mutual Funds and Global Investment Programs	N/A
Ralph R. Layman, CFA	Executive Vice President, Chief Investment Officer Emeritus and Portfolio Manager - International Equity	N/A
Matthew J. Simpson	Executive Vice President, General Counsel & Secretary	N/A
Greg Hartch	Senior Vice President – Strategy and Business	N/A

Name	Position with GEAM	Other Business Connections and Type of Business
Development Leader & Portfolio Manager
Steven Rullo	Senior Vice President – Services and Technology	N/A
Tracie Winbigler	Chief Financial Officer	N/A
Robert S. Herlihy	Chief Compliance Officer	N/A
Donald W. Torey	President & Chief Investment Officer - Alternative Investments	N/A
David W. Wiederecht	President & Chief Investment Officer — Investment Solutions	N/A
Maureen B. Mitchell	President — Global Sales & Marketing	N/A

Item 32.  Principal Underwriter

Item 32(a)

As of September 21, 2012, PNC Funds Distributor, LLC (f/k/a Professional Funds Distributor, LLC) (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.               PNC Funds

2.               PNC Advantage Funds

Item 32(b)	The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Meredith F. Henning	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records.

(a)

PNC Capital Advisors, LLC (the “Adviser”), 1900 East 9th Street, 14th Floor, Cleveland, Ohio, 44114 and One East Pratt Street – 5th Floor, Baltimore, Maryland 21202 and PNC, Trust Operations, 4100 West 150th Street, Cleveland, Ohio 44135 (records relating to their functions as investment adviser and co-administrator); and PNC, Columbus Plaza, 155 E. Broad Street, Columbus, Ohio 43215 (records relating to former Adviser’s function as investment adviser to the predecessor Parkstone Group of Funds).

(b)

BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809 (Registrant’s Agreement and Declaration of Trust, Bylaws, Minute Books and records relating to its function as co-administrator and transfer agent).

(c)	PNC Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 and 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312 (records relating to its function as distributor).

(d)

Polaris Capital Management, LLC, 125 Summer Street, Suite 1470, Boston, Massachusetts 02110 (records relating to its function as sub-adviser to a portion of the assets of the PNC International Equity Fund).

(e)	GE Asset Management Incorporated, 1600 Summer Street, Stamford, Connecticut 06905 (records relating to its function as sub-adviser to a portion of the assets of the PNC International Equity Fund).

(f)	The Bank of New York Mellon, One Wall Street, New York, NY 10286 (records relating to its function as custodian).

Item 34. Management Services.

Inapplicable.

Item 35. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 95 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, on the 27th day of September, 2012.

PNC FUNDS
Registrant

/s/ Kevin A. McCreadie
Kevin A. McCreadie
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 95 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*John G. Drosdick	Trustee and Chairman of the Board	September 27, 2012
John G. Drosdick

*Dorothy A. Berry	Trustee	September 27, 2012
Dorothy A. Berry

*Stephen M. Todd	Trustee	September 27, 2012
Stephen M. Todd

*Dale C. LaPorte	Trustee	September 27, 2012
Dale C. LaPorte

*L. White Matthews, III	Trustee	September 27, 2012
L. White Matthews, III

*Edward D. Miller, M.D.	Trustee	September 27, 2012
Edward D. Miller, M.D.

/s/ Kevin A. McCreadie	President and Chief Executive Officer	September 27, 2012
Kevin A. McCreadie

/s/ John Kernan	Treasurer	September 27, 2012
John Kernan

*By:	/s/ Savonne L. Ferguson
Savonne L. Ferguson
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description

(d)(2)	Amendment to Advisory Agreement between PNC Capital Advisors, LLC and Registrant expected to be dated September 28, 2012

(d)(3)	Expense Limitation Agreement expected to be dated September 28, 2012 between Registrant and PNC Capital Advisors, LLC

(e)(1)	Distribution Agreement among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC dated July 2, 2012

(e)(2)	Amendment expected to be dated September 28, 2012 to Distribution Agreement dated July 2, 2012

(g)(2)	Amendment expected to be dated September 28, 2012 to Amended and Restated Custodian Services Agreement between Registrant and The Bank of New York Mellon

(h)(2)	Money Market Fund Services Amendment to Co-Administration and Accounting Services Agreement dated July 31, 2011 is filed herewith.

(h)(3)	Amendment expected to be dated September 28, 2012 to Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisers, LLC and BNY Mellon Investment Servicing (US) Inc.

(h)(5)	Amendment expected to be dated September 28, 2012 to Transfer Agency Service Agreement between BNY Mellon Investment Servicing (US) Inc. and Registrant

(h)(6)	Amended and Restated Shareholder Services Plan adopted by Board of Trustees on August 29, 2012

(i)(2)

Opinion of Ropes & Gray LLP dated September 27, 2012 with respect to validity of shares of PNC Target 2050 Fund, PNC Target 2040 Fund, PNC Target 2030 Fund, PNC Target 2020 Fund and PNC Retirement Income Fund

(j)(1)	Consent of Deloitte & Touche LLP

(j)(2)	Consent of Ropes & Gray, LLP

(n)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System

(p)(4)	Code of Ethics of PNC Funds Distributor, LLC